UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1.	Reports to Stockholders.

MainStay VP Balanced Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	–5.73%	–1.56%	3.77%	7.92%	0.77%
Service Class Shares	5/2/2005	–5.84	–1.81	3.51	7.65	1.02

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell Midcap® Value Index[3]	–18.09%	–11.81%	3.32%	10.29%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[4]	5.28	7.12	3.46	3.13
Balanced Composite Index[5]	–8.41	–3.52	3.82	7.72
Morningstar Allocation—50% to 70% Equity Category Average[6]	–3.58	2.30	5.22	7.88

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$942.70	$3.67	$1,021.08	$3.82	0.76%

Service Class Shares	$1,000.00	$941.60	$4.88	$1,019.84	$5.07	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–1.625%, due 6/30/22–5/15/30

2.	Vanguard Mid-Cap Value ETF

3.	Federal Home Loan Bank, 2.50%–3.25%, due 9/13/24–11/16/28

4.	iShares Intermediate Government / Credit Bond ETF

5.	iShares Russell 1000 Value ETF
6.	Federal Farm Credit Bank, 0.71%–2.44%, due 6/17/24–5/28/30

7.	Federal National Mortgage Association, 0.50%–2.00%, due 7/2/24–6/17/25

8.	Bank of America Corp.

9.	JPMorgan Chase & Co.

10.	Kinder Morgan, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Balanced Portfolio returned –5.73% for Initial Class shares and –5.84% for Service Class shares. Over the same period, both share classes outperformed the –18.09% return of the Russell Midcap® Value Index, which is the Portfolio’s primary benchmark, and underperformed the 5.28% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes outperformed the –8.41% return of the Balanced Composite Index, which is an additional benchmark of the Portfolio, and underperformed the –3.58% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

With the 11-year equity bull market abruptly ending due to the social and economic impact of the COVID-19 pandemic, global equity markets were subject to extreme volatility and correlation during the reporting period. While the CBOE Volatility Index came down after peaking on March 16, volatility still remained elevated as uncertainties regarding reopening plans and vaccine/treatment progress persisted. This general market environment, with high volatility and frequent oscillation between positive and negative sentiments, did present occasional liquidity challenges, requiring us to be particularly prudent in terms of trade implementation and risk management. However, during the reporting period, we did not see liquidity events meaningfully impact the performance of the equity portion of the Portfolio.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

During the reporting period, the performance of the fixed-income portion of the Portfolio was materially impacted by the coronavirus pandemic. During the month of March, option-adjusted spreads2 (“OAS”) on relatively high-risk assets moved sharply wider as the virus spread throughout the United States, undermining the performance of the Portfolio’s overweight positions in corporates, commercial mortgage-backed securities and mortgage-backed securities compared to matched-duration3 U.S. Treasury bonds. The fixed-income portion of the Portfolio’s overweight position in asset-backed securities also detracted from performance during the reporting period.

From a liquidity perspective, the first three months of the reporting period proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads and a more difficult environment in which to transact. While the U.S. Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

Both during and after the steep equity market decline in March 2020, growth-oriented stocks outperformed their value-oriented counterparts, accentuating a multi-year trend. Investors regarded familiar large-cap growth stocks as “safe,” while shunning cheaper stocks in areas such as energy, financials and industrials. Consequently, the spread4 between the Russell 1000® Growth Index and the Russell 1000® Value Index widened to historic levels. Not surprisingly, value-oriented investment vehicles experienced major drawdowns during the first quarter of 2020. Within the equity portion of the Portfolio, our momentum-based stock selection signals, which capture historical price trends, performed well during the first quarter, mitigating some of the headwinds from value, but momentum-driven investments were subject to a sharp, volatile sell-off during the second quarter amid market inflection. Quality and profitability signals mitigated downside risk, particularly during the March market downturn. However, hedge fund sentiment proved to be an ineffective indicator as the hedge fund community had a challenging time coping with market turmoil. The Portfolio’s balanced approach and defensive positioning with respect to risk helped it weather the market turmoil during the reporting period.

The fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the corporate, asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities and U.S. government agency sectors throughout the reporting period. The corporate sector was the best performing sector relative to the Index during the reporting period. Within the corporate sector, the Portfolio’s allocation to

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP Balanced Portfolio

industrials, most specifically the basic, energy and transportation subsectors, was most accretive to returns. Within the utilities sector, the Portfolio’s allocation to the electric subsector was also accretive to performance during the reporting period. Within the non-corporate sector, the Portfolio’s underweight positioning relative to the Index in the foreign agencies subsector was accretive to performance as well. The Portfolio’s overweight position in commercial mortgage-backed securities, specifically the AA5 non-agency subcomponent, detracted from performance during the reporting period. Within the asset-backed securities sector, the Portfolio’s allocation to collateralized loan obligations detracted from performance. The Portfolio’s allocation to the fixed-rate subsector within the asset-backed securities sector was accretive to performance during the reporting period. The best performing subcomponents within the fixed-rate asset-backed securities sector were student loans and specialty finance.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the equity portion of the Portfolio did not use derivatives. Over the same period, the use of derivatives by the fixed-income portion of Portfolio was limited to interest-rate derivatives used to keep the duration of the Portfolio in line with the Subadvisor’s target. These interest-rate derivatives had a negative impact on performance.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

During the reporting period, the sectors making the strongest positive contributions to the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index included the health care, technology and communication services sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the materials, industrials and utilities sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The stocks that made the most substantial positive contributions to the absolute performance of the equity portion of the Portfolio during the reporting period included gold miner Newmont, research & consulting services CoreLogic and global drug delivery outsourcing company Catalent. The stocks that detracted most from the absolute performance of the equity portion of the Portfolio during the same period included mortgage REIT (real estate investment trust) MFA Financial, cruise company Norwegian Cruise Line Holdings and oil & gas driller Patterson-UTI Energy.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio made its largest initial purchase in shares of insurance broker Willis Towers Watson and its largest increase in position size in industrial distributor HD Supply. Over the same period, the equity portion of the Portfolio made its largest complete sale of its position in multi-line insurer Hartford Financial Services Group and its most substantial decrease in position size in casino & gaming company MGM Resorts International.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Relative to the Russell Midcap® Value Index, the equity portion of the Portfolio saw its most substantial weighting increases of the reporting period in the real estate and utilities sectors. Over the same period, the equity portion of the Portfolio saw its most significant decreases in sector exposures relative to the primary benchmark in consumer discretionary and industrials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the equity portion of the Portfolio held its most substantially overweight sector positions relative to the Russell Midcap® Value Index in health care and consumer staples. As of the same date, the equity portion of the Portfolio held its most substantially underweight sector positions relative to the Russell Midcap® Value Index in real estate and consumer discretionary.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally maintained a duration that was relatively close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. During the first half of the reporting period, the Portfolio initiated a short duration position relative to its primary benchmark; this strategy had a negative impact on performance. During the second half of the reporting period, the Portfolio initiated a long duration position relative to its primary benchmark; this strategy was accretive to performance. Overall, the Portfolio’s duration strategy during the reporting period detracted from performance relative to its primary benchmark. As of June 30, 2020, the fixed-income

5.

An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

9

portion of the Portfolio had a duration of 4.09 years, equal to the duration of 4.09 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities, asset-backed securities and U.S. government agencies. Toward the middle of the reporting period, as OAS on corporate bonds moved markedly higher, we increased the Portfolio’s exposure to the corporate sector; this decision was accretive to performance. Toward the end of the reporting period, COVID-19 cases began to once again spike after a short period of relative tranquility. In response to heightened volatility, we decreased our allocation to the corporate bond sector; this decision detracted slightly from performance. During the first half of the reporting period, we increased the Portfolio’s allocation to U.S. government callable agency securities. Spreads on U.S. government callable agency securities moved wider, creating an attractive opportunity to add to the Portfolio’s overweight position within the sector; this decision was slightly accretive to performance.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the corporate sector made the strongest positive contribution to the performance of the fixed-income portion of the Portfolio. Within the corporate sector, positioning in the financials, industrials, and utilities subsectors made the largest contributions to absolute performance. Overweight positions in diversified financial companies Bank of

America and JPMorgan Chase, metals and mineral miner Anglo American and health services provider CVS Health all enhanced absolute performance. Positioning in the Treasury, U.S. government agencies, and mortgage-backed securities sectors also proved accretive to absolute performance.

During the same period, the commercial mortgage-backed securities sector was the weakest contributor to the absolute performance of the fixed-income portion of the Portfolio. Within the commercial mortgage-backed securities sector, positioning in credits rated AA proved particularly weak.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally sought to purchase corporate bonds during episodes of market weakness. As the market stabilized, the fixed-income portion of the Portfolio sold corporate bonds to reduce its overweight exposure relative to Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

During the reporting period, primarily between the beginning of March and the second half of April 2020, the fixed-income portion of the Portfolio reduced its allocation to commercial mortgage-backed securities by approximately 100 bps. (A basis point is one one-hundredth of a percentage point.) This shift reflected our cautious attitude regarding commercial real estate fundamentals; in each instance in which the Portfolio’s exposure was reduced we believed capital could be better allocated to opportunities in investment-grade credit. In another weighting change, the fixed-income portion of the Portfolio reduced its allocation to asset-backed securities by approximately 250 bps, primarily during the first quarter of 2020. Shorter-duration, higher-quality, low-yielding securities were sold to purchase investment-grade credit.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. Within the corporate sector, the fixed-income portion of the Portfolio held overweight exposure to financials, industrials and utilities. The fixed-income portion of the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities, and U.S. government agencies, with the largest overweight allocation in the asset-backed securities sector. As of the same date, the fixed-income portion of the Portfolio held underweight exposure to the non-corporate sector, most notably the supranational subsector.

As of June 30, 2020, the fixed-income portion of the Portfolio maintained a duration that was equal to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 43.3%† Asset-Backed Securities 5.2%
Automobile Asset-Backed Securities 0.1%
Toyota Auto Loan Extended Note Trust Series 2020-1A, Class A 1.35%, due 5/25/33 (a)	$500,000	$507,494

Other Asset-Backed Securities 5.1%
AIMCO CLO Series 2017-AA, Class A 2.395% (3 Month LIBOR + 1.26%), due 7/20/29 (a)(b)	250,000	246,697
Apidos CLO XV Series 2013-15A, Class A1RR 2.145% (3 Month LIBOR + 1.01%), due 4/20/31 (a)(b)	500,000	487,022
Apidos CLO XXV Series 2016-25A, Class A1R 2.305% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	400,000	392,508
Apidos CLO XXXII Series 2019-32A, Class A1 3.003% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	490,700
Ares XLI CLO, Ltd. Series 2016-41A, Class AR 2.419% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(b)	600,000	592,567
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.325% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	35,098	35,082
Bain Capital Credit CLO, Ltd. Series 2016-2A, Class AR 2.359% (3 Month LIBOR + 1.14%), due 1/15/29 (a)(b)	400,000	396,304
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 2.385% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	300,000	296,840
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 2.559% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	250,000	244,453
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.273% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	750,000	739,750
Dell Equipment Finance Trust Series 2020-1, Class A2 2.26%, due 6/22/22 (a)	300,000	305,133

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Deutsche Bank Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	$545,875	$563,338
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	1,267,500	1,294,599
Dryden 57 CLO, Ltd. Series 2018-57A, Class A 1.402% (3 Month LIBOR + 1.01%), due 5/15/31 (a)(b)	600,000	583,234
Dryden CLO, Ltd. Series 2019-76A, Class A1 2.465% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	250,000	246,253
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	85,457	85,403
ELFI Graduate Loan Program LLC Series 2019-A, Class A 2.54%, due 3/25/44 (a)	562,108	576,092
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	97,000	91,553
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 2.176% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	246,481
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	266,435	271,399
HPS Loan Management, Ltd. Series 2011A-17, Class AR 2.815% (3 Month LIBOR + 1.02%), due 5/6/30 (a)(b)	850,000	829,064
Magnetite XVIII, Ltd. (a)(b)
Series 2016-18A, Class AR 1.472% (3 Month LIBOR + 1.08%), due 11/15/28	400,000	394,118
Series 2019-23A, Class A 2.291% (3 Month LIBOR + 1.30%), due 10/25/32	250,000	245,191
MVW Owner Trust Series 2019-1A, Class A 2.89%, due 11/20/36 (a)	198,496	201,911
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	300,000	309,487
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR2 1.917% (3 Month LIBOR + 1.03%), due 1/28/30 (a)(b)	250,000	245,515

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO,Ltd. Series 2017-24A, Class AR 2.155% (3 Month LIBOR + 1.02%), due 4/19/30 (a)(b)	$250,000	$245,362
Octagon Investment Partners 29, Ltd. Series 2016-1A, Class AR 2.20% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	350,000	338,151
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 2.455% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	350,000	343,749
Palmer Square CLO, Ltd. (a)(b)
Series 2015-1A, Class A1R2 1.594% (3 Month LIBOR + 1.22%), due 5/21/29	500,000	495,535
Series 2014-1A, Class A1R2 2.265% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	245,888
Series-2015-2A, Class A2R2 2.685% (3 Month LIBOR + 1.55%), due 7/20/30	750,000	728,557
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 2.215% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	650,000	642,146
Sierra Timeshare Receivables Funding Co. LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	104,559	106,590
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	500,000	516,407
SoFi Professional Loan Program LLC (a)
Series 2019-C, Class A2FX 2.37%, due 11/16/48	250,000	255,200
Series 2020-A, Class A2FX 2.54%, due 5/15/46	200,000	207,250
Series 2019-A, Class A1FX 3.18%, due 6/15/48	89,797	90,382
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	394,000	402,384
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 1.527% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	244,705
TIAA CLO III, Ltd. Series 2017-2A, Class A 2.326% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	336,901

	Principal Amount	Value
Other Asset-Backed Securities (continued)
TICP CLO XIII, Ltd. Series 2019 13A, Class A 2.519% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(b)	$350,000	$345,818
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 2.205% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	260,000	256,926
Voya CLO, Ltd. Series 2019-1A, Class AR 2.279% (3 Month LIBOR + 1.06%), due 4/15/31 (a)(b)	250,000	242,403
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 2.345% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	400,000	395,552

		16,850,600

Total Asset-Backed Securities (Cost $17,424,485)		17,358,094

Corporate Bonds 19.5%
Aerospace & Defense 0.6%
BAE Systems Holdings, Inc. 3.85%, due 12/15/25 (a)	445,000	492,744
Boeing Co.
2.70%, due 2/1/27	325,000	317,449
2.95%, due 2/1/30	375,000	369,584
3.10%, due 5/1/26	240,000	244,556
5.15%, due 5/1/30	425,000	473,888

		1,898,221

Apparel 0.2%
Nike, Inc. 2.85%, due 3/27/30	325,000	361,422
Ralph Lauren Corp. 1.70%, due 6/15/22	150,000	152,484

		513,906

Auto Manufacturers 1.4%
Daimler Finance North America LLC 1.292% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(b)	550,000	543,469
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	425,000	404,813
3.664%, due 9/8/24	975,000	919,142
General Motors Financial Co., Inc.
4.35%, due 4/9/25	600,000	632,215
5.20%, due 3/20/23	175,000	187,025
Toyota Motor Credit Corp. 1.80%, due 2/13/25	600,000	621,919

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC (a)
1.157% (3 Month LIBOR + 0.86%), due 9/24/21 (b)	$275,000	$274,023
4.00%, due 11/12/21	925,000	962,928

		4,545,534

Banks 4.3%
Bank of America Corp. 4.45%, due 3/3/26	2,130,000	2,452,151
BNP Paribas S.A. 2.219%, due 6/9/26 (a)(c)	250,000	256,004
Citigroup, Inc. 4.60%, due 3/9/26	805,000	919,347
Credit Suisse A.G. 2.95%, due 4/9/25	475,000	515,739
Credit Suisse Group A.G. 2.193%, due 6/5/26 (a)(c)	665,000	673,511
Fifth Third Bancorp 4.30%, due 1/16/24	875,000	965,037
Goldman Sachs Group, Inc. 3.85%, due 1/26/27	550,000	620,408
Huntington Bancshares, Inc. 2.625%, due 8/6/24	1,250,000	1,323,576
JPMorgan Chase & Co. (c)
2.083%, due 4/22/26	1,405,000	1,459,259
2.956%, due 5/13/31	450,000	477,263
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	430,000	447,484
Mizuho Financial Group, Inc. (b)
0.99% (3 Month LIBOR + 0.63%), due 5/25/24	1,430,000	1,401,408
1.163% (3 Month LIBOR + 0.85%), due 9/13/23	300,000	298,269
Morgan Stanley
3.625%, due 1/20/27	300,000	338,712
4.35%, due 9/8/26	695,000	801,391
Santander UK PLC 2.10%, due 1/13/23	200,000	206,788
Swedbank A.B. 1.30%, due 6/2/23 (a)	725,000	733,693
Truist Bank 1.50%, due 3/10/25	400,000	410,550

		14,300,590

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	660,000	797,474
Diageo Capital PLC 2.125%, due 4/29/32	325,000	336,988

		1,134,462

	Principal Amount	Value
Building Materials 0.6%
Carrier Global Corp. 2.722%, due 2/15/30 (a)	$425,000	$426,846
Masco Corp. 4.45%, due 4/1/25	675,000	764,503
Owens Corning 3.95%, due 8/15/29	600,000	653,657
Vulcan Materials Co. 3.50%, due 6/1/30	125,000	136,166

		1,981,172

Chemicals 0.5%
Air Products & Chemicals, Inc. 2.05%, due 5/15/30	300,000	314,881
Albemarle Corp. 1.442% (3 Month LIBOR + 1.05%), due 11/15/22 (a)(b)	575,000	552,546
E.I. du Pont de Nemours & Co. 1.70%, due 7/15/25	150,000	154,869
NewMarket Corp. 4.10%, due 12/15/22	475,000	504,992
Nutrien, Ltd. 3.625%, due 3/15/24	175,000	189,114

		1,716,402

Commercial Services 0.2%
Equifax, Inc. 2.60%, due 12/15/25	675,000	719,026

Computers 0.1%
DXC Technology Co. 4.00%, due 4/15/23	175,000	183,666
NetApp, Inc. 1.875%, due 6/22/25	150,000	152,137

		335,803

Diversified Financial Services 0.6%
Blackstone Holdings Finance Co. LLC 2.50%, due 1/10/30 (a)	300,000	312,937
GE Capital International Funding Co. 3.373%, due 11/15/25	1,215,000	1,274,865
Intercontinental Exchange, Inc. 2.10%, due 6/15/30	425,000	431,844

		2,019,646

Electric 2.5%
Commonwealth Edison Co. 3.10%, due 11/1/24	475,000	509,960
DTE Electric Co. 2.65%, due 6/15/22	450,000	465,401
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,775,000	1,780,902
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	875,000	890,996

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Entergy Arkansas LLC 3.70%, due 6/1/24	$450,000	$495,912
Entergy Corp. 4.00%, due 7/15/22	875,000	928,705
Evergy, Inc. 4.85%, due 6/1/21	330,000	339,070
Exelon Corp. 4.05%, due 4/15/30	250,000	288,675
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	600,000	678,581
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	450,000	503,721
PacifiCorp 2.70%, due 9/15/30	425,000	463,006
Pinnacle West Capital Corp. 1.30%, due 6/15/25	525,000	531,450
WEC Energy Group, Inc. 3.375%, due 6/15/21	400,000	411,200

		8,287,579

Electrical Components & Equipment 0.1%
Emerson Electric Co. 1.80%, due 10/15/27	350,000	362,053

Food 0.2%
Conagra Brands, Inc. 4.85%, due 11/1/28	400,000	480,243
Ingredion, Inc. 4.625%, due 11/1/20	175,000	176,944

		657,187

Health Care—Products 0.1%
Boston Scientific Corp. 1.90%, due 6/1/25	150,000	155,454
Stryker Corp. 1.95%, due 6/15/30	265,000	266,768

		422,222

Insurance 0.3%
MET Tower Global Funding 0.608% (SOFR + 0.55%), due 1/17/23 (a)(b)	850,000	843,513

Iron & Steel 0.5%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	123,731
Nucor Corp. 2.00%, due 6/1/25	250,000	258,890
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	825,000	884,816

	Principal Amount	Value
Iron & Steel (continued)
Steel Dynamics, Inc.
2.40%, due 6/15/25	$225,000	$231,727
3.25%, due 1/15/31	100,000	101,995

		1,601,159

Machinery—Diversified 0.2%
CNH Industrial Capital LLC 1.95%, due 7/2/23	275,000	276,805
Deere & Co. 3.10%, due 4/15/30	400,000	453,539

		730,344

Media 0.2%
Comcast Corp. 3.10%, due 4/1/25	325,000	358,121
Discovery Communications LLC 3.625%, due 5/15/30	125,000	136,600

		494,721

Mining 0.1%
Anglo American Capital PLC 5.625%, due 4/1/30 (a)	400,000	483,171

Oil & Gas 0.3%
Chevron Corp. 2.236%, due 5/11/30	400,000	418,903
Equinor ASA 1.75%, due 1/22/26	200,000	204,859
Occidental Petroleum Corp. 1.842% (3 Month LIBOR + 1.45%), due 8/15/22 (b)	375,000	345,073

		968,835

Oil & Gas Services 0.4%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	1,075,000	1,157,128

Packaging & Containers 0.3%
WRKCo., Inc. 3.75%, due 3/15/25	800,000	884,362

Pharmaceuticals 1.6%
AbbVie, Inc. 2.95%, due 11/21/26 (a)	825,000	897,310
Bayer U.S. Finance II LLC 4.375%, due 12/15/28 (a)	600,000	701,197
Becton Dickinson & Co. 2.894%, due 6/6/22	1,413,000	1,463,270
Cigna Corp. 4.125%, due 11/15/25	1,140,000	1,310,461
CVS Health Corp. 3.75%, due 4/1/30	915,000	1,054,177

		5,426,415

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 1.0%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	$1,000,000	$1,055,174
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,489,000	1,521,005
MPLX, L.P. 1.213% (3 Month LIBOR + 0.90%), due 9/9/21 (b)	400,000	396,829
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	200,000	203,553

		3,176,561

Real Estate Investment Trusts 1.6%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	775,000	794,762
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	275,000	286,261
Healthpeak Properties, Inc. 3.25%, due 7/15/26	525,000	573,753
Highwoods Realty, L.P. 3.875%, due 3/1/27	1,175,000	1,241,324
Kimco Realty Corp. 3.80%, due 4/1/27	200,000	213,605
Realty Income Corp. 3.25%, due 10/15/22	550,000	576,075
SBA Tower Trust 2.836%, due 1/15/25 (a)	500,000	515,515
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	1,015,000	1,056,299

		5,257,594

Semiconductors 0.2%
Applied Materials, Inc. 1.75%, due 6/1/30	375,000	383,260
Broadcom, Inc. 2.25%, due 11/15/23 (a)	275,000	284,133

		667,393

Software 0.2%
Fiserv, Inc. 2.25%, due 6/1/27	550,000	575,132
Infor, Inc. 1.75%, due 7/15/25 (a)	200,000	200,836

		775,968

Telecommunications 0.8%
AT&T, Inc. 4.35%, due 3/1/29	675,000	787,022
T-Mobile USA, Inc. 2.55%, due 2/15/31 (a)	1,000,000	1,003,520

	Principal Amount	Value
Telecommunications (continued)
Verizon Communications, Inc.
3.376%, due 2/15/25	$6,000	$6,676
4.016%, due 12/3/29	787,000	938,559

		2,735,777

Textiles 0.1%
Mohawk Industries, Inc. 3.625%, due 5/15/30	390,000	424,840

Total Corporate Bonds (Cost $61,325,642)		64,521,584

Foreign Government Bonds 0.2%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	220,000	231,277

Mexico 0.1%
United Mexican States 3.75%, due 1/11/28	300,000	312,105

Philippines 0.0%‡
Philippine Government International Bond 3.00%, due 2/1/28	200,000	215,766

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	53,625

Total Foreign Government Bonds (Cost $748,931)		812,773

Mortgage-Backed Securities 3.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.6%
Bank
Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	308,321
Series 2018-BN14, Class A2 4.128%, due 9/15/60	400,000	433,587
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	200,000	206,512
Series 2018-B2, Class A2 3.662%, due 2/15/51	150,000	157,148
BX Commercial Mortgage Trust Series 2019-XL, Class A 1.105% (1 Month LIBOR + 0.92%), due 10/15/36 (a)(b)	477,700	474,064

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	$600,000	$615,908
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	900,000	922,596
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5 2.717%, due 2/15/53	500,000	539,324
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 1.663% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(b)	1,250,000	1,093,510
Credit Suisse Mortgage Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	750,000	698,315
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	822,989
Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	1,028,611
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	926,377
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	500,000	523,008

		8,750,270

Whole Loan (Collateralized Mortgage Obligations) 0.9%
COLT Mortgage Loan Trust Series 2019-4, Class A1 2.579%, due 11/25/49 (a)(d)	352,098	355,540
JP Morgan Mortgage Trust Series 2019-1, Class A11 1.135% (1 Month LIBOR + 0.95%), due 5/25/49 (a)(b)	524,102	522,817
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(d)	282,469	287,251
Sequoia Mortgage Trust (a)(d)
Series 2020-3, Class A1 3.00%, due 4/25/50	724,900	753,611
Series 2020-1, Class A1 3.50%, due 2/25/50	168,448	173,102

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust (a)(d) (continued)
Series 2020-2, Class A1 3.50%, due 3/25/50	$709,811	$729,800

		2,822,121

Total Mortgage-Backed Securities (Cost $11,714,346)		11,572,391

U.S. Government & Federal Agencies 14.9%
Federal Farm Credit Bank 1.3%
0.71%, due 6/17/24	725,000	724,791
1.25%, due 10/30/26	675,000	675,100
1.35%, due 11/27/28	425,000	425,057
1.37%, due 6/1/29	650,000	650,336
1.57%, due 5/28/30	575,000	575,088
2.03%, due 1/21/28	850,000	928,814
2.44%, due 10/16/28	500,000	503,303

		4,482,489

Federal Home Loan Bank 2.4%
2.50%, due 12/10/27	1,050,000	1,176,850
2.875%, due 9/13/24	1,175,000	1,297,382
3.00%, due 3/10/28	300,000	348,721
3.125%, due 9/12/25	800,000	907,397
3.25%, due 6/9/28	800,000	946,563
3.25%, due 11/16/28	2,775,000	3,307,039

		7,983,952

Federal Home Loan Mortgage Corporation 0.6%
0.90%, due 6/30/25	575,000	575,030
1.50%, due 2/12/25	1,300,000	1,362,151

		1,937,181

Federal National Mortgage Association 0.9%
0.50%, due 6/17/25	650,000	650,248
0.625%, due 4/22/25	1,275,000	1,285,328
1.75%, due 7/2/24	525,000	554,262
2.00%, due 1/24/25	575,000	575,474

		3,065,312

United States Treasury Notes 9.7%
0.125%, due 6/30/22	3,650,000	3,647,719
0.25%, due 6/15/23	8,925,000	8,943,826
0.25%, due 6/30/25	4,275,000	4,266,650
0.50%, due 6/30/27	3,325,000	3,327,728
0.625%, due 5/15/30	1,285,000	1,281,436
1.625%, due 11/15/22	10,215,000	10,566,141

		32,033,500

Total U.S. Government & Federal Agencies (Cost $48,117,458)		49,502,434

Total Long-Term Bonds (Cost $139,330,862)		143,767,276

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks 48.1%
Aerospace & Defense 1.1%
Boeing Co.	2,100	$384,930
Curtiss-Wright Corp.	1,558	139,098
General Dynamics Corp.	2,533	378,582
Huntington Ingalls Industries, Inc.	2,457	428,722
L3Harris Technologies, Inc.	2,974	504,598
Northrop Grumman Corp.	1,669	513,118
Raytheon Technologies Corp.	6,012	370,460
Spirit AeroSystems Holdings, Inc., Class A	12,316	294,845
Textron, Inc.	21,359	702,925

		3,717,278

Air Freight & Logistics 0.3%
FedEx Corp.	2,746	385,044
United Parcel Service, Inc., Class B	3,389	376,789
XPO Logistics, Inc. (e)	4,085	315,566

		1,077,399

Automobiles 0.2%
Ford Motor Co.	35,763	217,439
General Motors Co.	14,680	371,404
Thor Industries, Inc.	1,053	112,176

		701,019

Banks 1.9%
Bank of America Corp.	18,380	436,525
Citigroup, Inc.	7,303	373,183
Comerica, Inc.	8,161	310,934
Fifth Third Bancorp	41,334	796,919
First Hawaiian, Inc.	32,680	563,403
JPMorgan Chase & Co.	3,919	368,621
PacWest Bancorp	24,485	482,599
PNC Financial Services Group, Inc.	3,589	377,599
Signature Bank	5,658	604,953
SVB Financial Group (e)	184	39,658
Synovus Financial Corp.	15,579	319,837
Truist Financial Corp.	11,620	436,331
U.S. Bancorp	11,869	437,017
Umpqua Holdings Corp.	25,793	274,438
Wells Fargo & Co.	16,755	428,928

		6,250,945

Beverages 0.7%
Coca-Cola Co.	8,311	371,335
Constellation Brands, Inc., Class A	2,548	445,773
Keurig Dr. Pepper, Inc.	15,409	437,616
Molson Coors Beverage Co., Class B	15,067	517,702
PepsiCo., Inc.	3,377	446,642

		2,219,068

Biotechnology 0.7%
AbbVie, Inc.	5,298	520,158
Alexion Pharmaceuticals, Inc. (e)	2,148	241,091

	Shares	Value
Biotechnology (continued)
Alkermes PLC (e)	8,808	$170,919
Biogen, Inc. (e)	1,916	512,626
Bluebird Bio, Inc. (e)	51	3,113
Exelixis, Inc. (e)	7,711	183,059
Gilead Sciences, Inc.	6,639	510,805
United Therapeutics Corp. (e)	1,663	201,223

		2,342,994

Building Products 0.9%
Carrier Global Corp.	5,414	120,299
Fortune Brands Home & Security, Inc.	3,685	235,582
Johnson Controls International PLC	14,609	498,751
Masco Corp.	16,245	815,661
Owens Corning	11,635	648,768
Trane Technologies PLC	8,364	744,229

		3,063,290

Capital Markets 2.9%
Ameriprise Financial, Inc.	6,045	906,992
Bank of New York Mellon Corp.	13,541	523,360
BlackRock, Inc.	812	441,801
Cboe Global Markets, Inc.	308	28,730
Charles Schwab Corp.	10,979	370,431
CME Group, Inc.	2,612	424,554
Evercore, Inc., Class A	9,569	563,806
Franklin Resources, Inc.	17,609	369,261
Goldman Sachs Group, Inc.	2,210	436,740
Intercontinental Exchange, Inc.	5,557	509,021
Lazard, Ltd., Class A	19,833	567,819
LPL Financial Holdings, Inc.	3,934	308,426
Morgan Stanley	7,904	381,763
Nasdaq, Inc.	6,518	778,705
Northern Trust Corp.	268	21,263
Raymond James Financial, Inc.	9,631	662,902
S&P Global, Inc.	1,585	522,226
State Street Corp.	15,787	1,003,264
T. Rowe Price Group, Inc.	6,756	834,366

		9,655,430

Chemicals 1.3%
Air Products & Chemicals, Inc.	1,877	453,220
Axalta Coating Systems, Ltd. (e)	9,261	208,836
Cabot Corp.	4,408	163,316
CF Industries Holdings, Inc.	22,221	625,299
Corteva, Inc. (e)	16,128	432,069
Dow, Inc. (e)	9,651	393,375
DuPont de Nemours, Inc.	7,200	382,536
Ecolab, Inc.	2,225	442,664
Huntsman Corp.	32,501	584,043
Linde PLC	1,800	381,798
LyondellBasell Industries N.V., Class A	5,878	386,302

		4,453,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies 0.5%
ADT, Inc. (f)	13,421	$107,100
Cintas Corp.	719	191,513
Clean Harbors, Inc. (e)	9,583	574,788
Republic Services, Inc.	5,702	467,849
Waste Management, Inc.	4,316	457,107

		1,798,357

Communications Equipment 0.2%
Cisco Systems, Inc.	11,266	525,446
Motorola Solutions, Inc.	1,865	261,343

		786,789

Consumer Finance 0.7%
American Express Co.	5,367	510,938
Capital One Financial Corp.	6,685	418,414
Discover Financial Services	3,520	176,317
SLM Corp.	51,239	360,210
Synchrony Financial	35,428	785,085

		2,250,964

Containers & Packaging 0.0%‡
Ardagh Group S.A.	3,304	42,655

Distributors 0.2%
LKQ Corp. (e)	25,198	660,188

Diversified Consumer Services 0.2%
frontdoor, Inc. (e)	1,326	58,782
Graham Holdings Co., Class B	1,491	510,921

		569,703

Diversified Financial Services 0.5%
Berkshire Hathaway, Inc., Class B (e)	2,089	372,908
Equitable Holdings, Inc.	35,576	686,261
Voya Financial, Inc.	9,777	456,097

		1,515,266

Diversified Telecommunication Services 0.2%
AT&T, Inc.	12,614	381,321
Verizon Communications, Inc.	6,881	379,350

		760,671

Electric Utilities 1.8%
American Electric Power Co., Inc.	4,597	366,105
Duke Energy Corp.	4,611	368,373
Entergy Corp.	8,814	826,841
Evergy, Inc.	9,954	590,173
Eversource Energy	1,392	115,912
Exelon Corp.	10,175	369,251
FirstEnergy Corp.	10,956	424,874
NextEra Energy, Inc.	1,535	368,661
NRG Energy, Inc.	18,884	614,863

	Shares	Value
Electric Utilities (continued)
OGE Energy Corp.	15,391	$467,271
PG&E Corp. (e)	20,522	182,030
Pinnacle West Capital Corp.	2,934	215,033
PPL Corp.	22,521	581,942
Southern Co.	7,085	367,357
Xcel Energy, Inc.	3,497	218,562

		6,077,248

Electrical Equipment 0.5%
Acuity Brands, Inc.	1,993	190,810
Eaton Corp. PLC	5,209	455,683
Emerson Electric Co.	6,223	386,013
Regal Beloit Corp.	7,025	613,423

		1,645,929

Electronic Equipment, Instruments & Components 0.7%
Arrow Electronics, Inc. (e)	9,045	621,301
Avnet, Inc.	19,640	547,662
Jabil, Inc.	18,479	592,806
SYNNEX Corp.	5,695	682,090

		2,443,859

Energy Equipment & Services 0.1%
Helmerich & Payne, Inc.	1,057	20,622
Schlumberger, Ltd.	20,779	382,126

		402,748

Entertainment 0.9%
Activision Blizzard, Inc.	6,670	506,253
Cinemark Holdings, Inc.	18,561	214,379
Electronic Arts, Inc. (e)	3,852	508,657
Lions Gate Entertainment Corp., Class B (e)	64,142	438,090
Take-Two Interactive Software, Inc. (e)	4,020	561,071
Walt Disney Co.	3,311	369,210
Zynga, Inc., Class A (e)	37,658	359,257

		2,956,917

Equity Real Estate Investment Trusts 3.3%
Alexandria Real Estate Equities, Inc.	3,520	571,120
American Homes 4 Rent, Class A	3,530	94,957
Apartment Investment & Management Co., Class A	6,880	258,963
AvalonBay Communities, Inc.	3,889	601,395
Boston Properties, Inc.	2,051	185,369
Camden Property Trust	2,691	245,473
CoreSite Realty Corp.	1,294	156,652
Crown Castle International Corp.	2,699	451,678
CubeSmart	9,228	249,064
CyrusOne, Inc.	4,279	311,297
Digital Realty Trust, Inc.	6,729	956,259
Duke Realty Corp.	11,907	421,389
Equity Residential	10,211	600,611
Essex Property Trust, Inc.	1,985	454,903
Extra Space Storage, Inc.	2,071	191,298

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Gaming and Leisure Properties, Inc.	7,963	$275,520
Healthpeak Properties, Inc.	6,637	182,916
Host Hotels & Resorts, Inc.	3,477	37,517
Invitation Homes, Inc.	11,441	314,971
Iron Mountain, Inc.	504	13,154
Kilroy Realty Corp.	102	5,987
Kimco Realty Corp.	725	9,309
Life Storage, Inc.	2,473	234,811
Medical Properties Trust, Inc.	3,434	64,559
Mid-America Apartment Communities, Inc.	3,655	419,119
Omega Healthcare Investors, Inc.	451	13,408
Prologis, Inc.	4,873	454,797
Public Storage	1,958	375,721
Rayonier, Inc.	3,979	98,639
Realty Income Corp.	4,812	286,314
Regency Centers Corp.	517	23,725
SBA Communications Corp.	1,751	521,658
SL Green Realty Corp.	4,763	234,768
STORE Capital Corp.	497	11,834
Sun Communities, Inc.	2,096	284,385
UDR, Inc.	3,023	113,000
Ventas, Inc.	4,112	150,581
VEREIT, Inc.	759	4,880
VICI Properties, Inc.	4,053	81,830
Vornado Realty Trust	517	19,755
W.P. Carey, Inc.	1,685	113,990
Welltower, Inc.	6,135	317,486
Weyerhaeuser Co.	22,589	507,349

		10,922,411

Food & Staples Retailing 1.2%
Casey’s General Stores, Inc.	1,292	193,180
Costco Wholesale Corp.	1,468	445,112
Kroger Co.	31,936	1,081,034
Sprouts Farmers Market, Inc. (e)	20,578	526,591
Sysco Corp.	9,186	502,107
U.S. Foods Holding Corp. (e)	10,040	197,989
Walgreens Boots Alliance, Inc.	10,629	450,563
Walmart, Inc.	4,190	501,878

		3,898,454

Food Products 1.1%
General Mills, Inc.	7,258	447,456
Hershey Co.	4,116	533,516
Ingredion, Inc.	5,759	477,997
Kraft Heinz Co.	13,620	434,342
Mondelez International, Inc., Class A	8,641	441,814
Pilgrim’s Pride Corp. (e)	23,460	396,239
Seaboard Corp.	19	55,743
Tyson Foods, Inc., Class A	14,330	855,644

		3,642,751

	Shares	Value
Health Care Equipment & Supplies 1.6%
Abbott Laboratories	5,012	$458,247
Baxter International, Inc.	6,112	526,243
Becton Dickinson and Co.	1,593	381,157
Boston Scientific Corp. (e)	10,963	384,911
Danaher Corp.	2,552	451,270
DENTSPLY SIRONA, Inc.	16,244	715,711
Hill-Rom Holdings, Inc.	5,728	628,820
Hologic, Inc. (e)	8,004	456,228
ICU Medical, Inc. (e)	1,761	324,570
Medtronic PLC	4,965	455,290
Stryker Corp.	2,104	379,120
West Pharmaceutical Services, Inc.	115	26,125
Zimmer Biomet Holdings, Inc.	1,400	167,104

		5,354,796

Health Care Providers & Services 2.1%
AmerisourceBergen Corp.	3,215	323,975
Anthem, Inc.	1,959	515,178
Cardinal Health, Inc.	8,045	419,868
Centene Corp. (e)	5,997	381,109
Cigna Corp. (e)	2,740	514,161
CVS Health Corp.	7,979	518,396
DaVita, Inc. (e)	7,941	628,451
HCA Healthcare, Inc.	5,378	521,989
Humana, Inc.	1,355	525,401
Laboratory Corp. of America Holdings (e)	4,822	800,982
McKesson Corp.	5,388	826,627
UnitedHealth Group, Inc.	1,743	514,098
Universal Health Services, Inc., Class B	6,540	607,501

		7,097,736

Hotels, Restaurants & Leisure 0.9%
Aramark	1,610	36,338
Darden Restaurants, Inc.	4,727	358,165
Extended Stay America, Inc.	14,376	160,867
Las Vegas Sands Corp.	11,218	510,868
Marriott International, Inc., Class A	4,365	374,211
McDonald’s Corp.	2,374	437,932
MGM Resorts International	3,657	61,437
Starbucks Corp.	5,942	437,272
Yum China Holdings, Inc.	2,727	131,087
Yum! Brands, Inc.	5,824	506,164

		3,014,341

Household Durables 0.4%
D.R. Horton, Inc.	1,159	64,266
Lennar Corp.
Class A	2,888	177,959
Class B	6,957	320,648
PulteGroup, Inc.	20,529	698,602

		1,261,475

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Household Products 0.4%
Colgate-Palmolive Co.	6,075	$445,055
Kimberly-Clark Corp.	3,655	516,634
Procter & Gamble Co.	3,758	449,344

		1,411,033

Independent Power & Renewable Electricity Producers 0.4%
AES Corp.	45,609	660,874
Vistra Energy Corp.	35,032	652,296

		1,313,170

Industrial Conglomerates 0.5%
3M Co.	2,437	380,148
General Electric Co.	56,833	388,169
Honeywell International, Inc.	3,163	457,338
Roper Technologies, Inc.	1,146	444,946

		1,670,601

Insurance 2.2%
Aflac, Inc.	14,334	516,454
Allstate Corp.	5,423	525,977
American International Group, Inc.	16,638	518,773
American National Insurance Co.	1,835	132,248
Brighthouse Financial, Inc. (e)	11,467	319,012
Chubb, Ltd.	3,468	439,118
Fidelity National Financial, Inc.	22,599	692,885
First American Financial Corp.	2,574	123,604
Marsh & McLennan Cos., Inc.	4,210	452,028
MetLife, Inc.	14,189	518,182
Progressive Corp.	4,801	384,608
Prudential Financial, Inc.	2,821	171,799
Reinsurance Group of America, Inc.	6,924	543,119
Travelers Cos., Inc.	3,287	374,882
Unum Group	36,702	608,886
Willis Towers Watson PLC	5,234	1,030,836

		7,352,411

Interactive Media & Services 0.4%
Alphabet, Inc. (e)
Class A	304	431,087
Class C	305	431,151
IAC/InterActiveCorp (e)	361	116,748
TripAdvisor, Inc.	14,027	266,653
Zillow Group, Inc., Class A (e)	341	19,601

		1,265,240

Internet & Direct Marketing Retail 0.4%
eBay, Inc.	10,337	542,176
Qurate Retail, Inc., Series A (e)	65,982	626,829

		1,169,005

	Shares	Value
IT Services 1.8%
Akamai Technologies, Inc. (e)	5,264	$563,722
Alliance Data Systems Corp.	6,234	281,278
Amdocs, Ltd.	10,876	662,131
Automatic Data Processing, Inc.	3,021	449,797
CACI International, Inc., Class A (e)	1,527	331,176
Cognizant Technology Solutions Corp., Class A	9,370	532,403
DXC Technology Co.	20,304	335,016
Fidelity National Information Services, Inc.	2,804	375,988
Fiserv, Inc. (e)	3,840	374,861
Global Payments, Inc.	2,223	377,065
International Business Machines Corp.	3,758	453,853
Leidos Holdings, Inc.	7,840	734,373
Sabre Corp.	56,282	453,633
Twilio, Inc., Class A (e)	209	45,859

		5,971,155

Leisure Products 0.0%‡
Polaris, Inc.	1,438	133,087

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	2,616	231,176
Bio-Rad Laboratories, Inc., Class A (e)	291	131,384
IQVIA Holdings, Inc. (e)	5,812	824,606
PPD, Inc. (e)	1,096	29,373
PRA Health Sciences, Inc. (e)	2,044	198,861
Thermo Fisher Scientific, Inc.	1,257	455,461

		1,870,861

Machinery 1.1%
AGCO Corp.	1,298	71,987
Caterpillar, Inc.	3,039	384,433
Crane Co.	6,143	365,263
Cummins, Inc.	6,049	1,048,050
Deere & Co.	2,465	387,375
Illinois Tool Works, Inc.	2,195	383,796
Otis Worldwide Corp.	4,221	240,006
PACCAR, Inc.	1,692	126,646
Parker-Hannifin Corp.	1,896	347,480
Timken Co.	4,387	199,564

		3,554,600

Media 0.5%
Charter Communications, Inc., Class A (e)	992	505,960
Comcast Corp., Class A	11,349	442,384
Fox Corp., Class B (e)	21,083	565,868
News Corp., Class B	11,469	137,054

		1,651,266

Metals & Mining 0.9%
Newmont Corp.	22,042	1,360,873
Reliance Steel & Aluminum Co.	6,813	646,758
Southern Copper Corp.	11,676	464,354

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
Steel Dynamics, Inc.	23,697	$618,255

		3,090,240

Multi-Utilities 0.9%
CenterPoint Energy, Inc.	1,382	25,802
Consolidated Edison, Inc.	12,000	863,160
Dominion Energy, Inc.	4,493	364,742
DTE Energy Co.	949	102,018
MDU Resources Group, Inc.	22,741	504,395
Public Service Enterprise Group, Inc.	7,658	376,467
Sempra Energy	4,480	525,191
WEC Energy Group, Inc.	3,753	328,950

		3,090,725

Multiline Retail 0.3%
Dollar General Corp.	1,535	292,433
Dollar Tree, Inc. (e)	2,857	264,787
Target Corp.	4,211	505,025

		1,062,245

Oil, Gas & Consumable Fuels 1.9%
Apache Corp.	4,521	61,033
Cabot Oil & Gas Corp.	9,214	158,297
Chevron Corp.	5,752	513,251
Cimarex Energy Co.	597	16,412
ConocoPhillips	10,676	448,605
Devon Energy Corp.	49,528	561,647
EOG Resources, Inc.	8,939	452,850
Exxon Mobil Corp.	8,339	372,920
HollyFrontier Corp.	19,113	558,100
Kinder Morgan, Inc.	29,550	448,273
Kosmos Energy, Ltd.	125,007	207,512
Marathon Petroleum Corp.	7,646	285,807
PBF Energy, Inc., Class A	1,336	13,681
Phillips 66	7,203	517,896
Pioneer Natural Resources Co.	179	17,488
Targa Resources Corp.	23,493	471,504
Valero Energy Corp.	8,689	511,087
Williams Cos., Inc.	27,182	517,002

		6,133,365

Paper & Forest Products 0.1%
Domtar Corp.	10,476	221,148

Personal Products 0.4%
Estee Lauder Cos., Inc., Class A	2,330	439,625
Herbalife Nutrition, Ltd. (e)	6,550	294,619
Nu Skin Enterprises, Inc., Class A	10,962	419,077

		1,153,321

Pharmaceuticals 1.3%
Bristol-Myers Squibb Co.	7,576	445,469

	Shares	Value
Pharmaceuticals (continued)
Catalent, Inc. (e)	4,840	$354,772
Jazz Pharmaceuticals PLC (e)	3,997	441,029
Johnson & Johnson	3,605	506,971
Merck & Co., Inc.	6,645	513,858
Mylan N.V. (e)	32,730	526,299
Perrigo Co. PLC	11,799	652,131
Pfizer, Inc.	15,662	512,147
Zoetis, Inc.	3,258	446,476

		4,399,152

Professional Services 0.7%
CoreLogic, Inc.	11,607	780,222
IHS Markit, Ltd.	10,522	794,411
ManpowerGroup, Inc.	8,225	565,469

		2,140,102

Road & Rail 0.8%
CSX Corp.	7,469	520,888
J.B. Hunt Transport Services, Inc.	676	81,350
Norfolk Southern Corp.	2,586	454,024
Schneider National, Inc., Class B	22,389	552,336
Uber Technologies, Inc. (e)	14,122	438,912
Union Pacific Corp.	3,045	514,818

		2,562,328

Semiconductors & Semiconductor Equipment 1.6%
Advanced Micro Devices, Inc. (e)	8,353	439,451
Analog Devices, Inc.	4,219	517,418
Broadcom, Inc.	1,642	518,232
Cirrus Logic, Inc. (e)	2,054	126,896
Intel Corp.	8,531	510,410
Lam Research Corp.	1,101	356,129
Micron Technology, Inc. (e)	9,041	465,792
Qorvo, Inc. (e)	7,099	784,653
Skyworks Solutions, Inc.	7,542	964,320
Texas Instruments, Inc.	4,065	516,133

		5,199,434

Software 1.0%
Autodesk, Inc. (e)	2,159	516,411
CDK Global, Inc.	7,174	297,147
Citrix Systems, Inc.	4,338	641,634
Nuance Communications, Inc. (e)	5,990	151,577
Oracle Corp.	9,260	511,800
salesforce.com, Inc. (e)	2,716	508,788
SS&C Technologies Holdings, Inc.	7,152	403,945
Synopsys, Inc. (e)	820	159,900

		3,191,202

Specialty Retail 1.3%
AutoNation, Inc. (e)	14,265	536,079
AutoZone, Inc. (e)	315	355,358
Best Buy Co., Inc.	9,801	855,333
Dick’s Sporting Goods, Inc.	14,285	589,399

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Foot Locker, Inc.	3,535	$103,081
Gap, Inc.	1,161	14,652
Home Depot, Inc.	2,048	513,044
Ross Stores, Inc.	4,262	363,293
TJX Cos., Inc.	7,201	364,082
Ulta Beauty, Inc. (e)	298	60,619
Williams-Sonoma, Inc.	5,284	433,341

		4,188,281

Technology Hardware, Storage & Peripherals 0.5%
Dell Technologies, Inc., Class C (e)	8,241	452,761
HP, Inc.	29,059	506,498
Xerox Holdings Corp. (e)	33,705	515,349

		1,474,608

Thrifts & Mortgage Finance 0.2%
MGIC Investment Corp.	68,791	563,399
New York Community Bancorp, Inc.	6,766	69,013

		632,412

Tobacco 0.3%
Altria Group, Inc.	11,099	435,636
Philip Morris International, Inc.	7,192	503,871

		939,507

Trading Companies & Distributors 0.4%
HD Supply Holdings, Inc. (e)	18,735	649,168
MSC Industrial Direct Co., Inc., Class A	5,981	435,476
WESCO International, Inc. (e)	9,208	323,293

		1,407,937

Water Utilities 0.0%‡
American Water Works Co., Inc.	851	109,490

Wireless Telecommunication Services 0.1%
T-Mobile U.S., Inc. (e)	3,422	356,402
Telephone & Data Systems, Inc.	4,748	94,390

		450,792

Total Common Stocks (Cost $137,381,040)		159,392,857

Exchange-Traded Funds 6.7%
iShares Intermediate Government / Credit Bond ETF	54,181	6,378,187
iShares Russell 1000 Value ETF	48,872	5,503,965
iShares Russell Mid-Cap ETF	14,582	781,595
SPDR S&P 500 ETF Trust	2,644	815,304
Vanguard Mid-Cap Value ETF	92,803	8,881,247

Total Exchange-Traded Funds (Cost $22,133,310)		22,360,298

	Principal Amount	Value
Short-Term Investments 0.4%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.00%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $1,213,778 (Collateralized by a United States Treasury Note with rate of 1.25% and maturity date of 8/31/24, with a Principal Amount of $1,183,400 and a Market Value of $1,238,182)	$1,213,778	$1,213,778

Total Repurchase Agreement (Cost $1,213,778)		1,213,778

	Shares
Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (g)(h)	106,288	106,288

Total Unaffiliated Investment Company (Cost $106,288)		106,288

Total Short-Term Investments (Cost $1,320,066)		1,320,066

Total Investments (Cost $300,165,278)	98.5%	326,840,497
Other Assets, Less Liabilities	1.5	4,823,539
Net Assets	100.0%	$331,664,036

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.

(e)	Non-income producing security.

(f)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $106,022. The Portfolio received cash collateral with a value of $106,288 (See Note 2(I)).

(g)	Current yield as of June 30, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	35	September 2020	$7,728,986	$7,728,984	$(2)
5-Year United States Treasury Note	78	September 2020	9,790,583	9,807,890	17,307
10-Year United States Treasury Note	39	September 2020	5,419,007	5,427,704	8,697

Total Long Contracts					26,002

Short Contracts
10-Year United States Treasury Ultra Note	(20)	September 2020	(3,144,183)	(3,149,687)	(5,504)
United States Treasury Long Bond	(2)	September 2020	(348,840)	(357,125)	(8,285)

Total Short Contracts					(13,789)

Net Unrealized Appreciation					$12,213

1.	As of June 30, 2020, cash in the amount of $87,300 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

The following abbreviations are used in the preceding pages:

CME—Chicago Mercantile Exchange

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$17,358,094	$—	$17,358,094
Corporate Bonds	—	64,521,584	—	64,521,584
Foreign Government Bonds	—	812,773	—	812,773
Mortgage-Backed Securities	—	11,572,391	—	11,572,391
U.S. Government & Federal Agencies	—	49,502,434	—	49,502,434

Total Long-Term Bonds	—	143,767,276	—	143,767,276

Common Stocks	159,392,857	—	—	159,392,857
Exchange-Traded Funds	22,360,298	—	—	22,360,298
Short-Term Investments
Repurchase Agreement	—	1,213,778	—	1,213,778
Unaffiliated Investment Company	106,288	—	—	106,288

Total Short-Term Investments	106,288	1,213,778	—	1,320,066

Total Investments in Securities	181,859,443	144,981,054	—	326,840,497

Other Financial Instruments
Futures Contracts (b)	26,004	—	—	26,004

Total Investments in Securities and Other Financial Instruments	$181,885,447	$144,981,054	$—	$326,866,501

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(13,791)	$—	$—	$(13,791)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $300,165,278) including securities on loan of $106,022	$326,840,497
Cash	5,021,048
Cash collateral on deposit at broker for futures contracts	87,300
Receivables:
Dividends and interest	913,233
Investment securities sold	661,114
Portfolio shares sold	102,306
Securities lending	3,118
Other assets	1,663

Total assets	333,630,279

Liabilities
Cash collateral received for securities on loan	106,288
Payables:
Investment securities purchased	1,286,542
Portfolio shares redeemed	222,163
Manager (See Note 3)	189,712
NYLIFE Distributors (See Note 3)	65,176
Shareholder communication	33,373
Professional fees	28,417
Custodian	17,685
Variation margin on futures contracts	12,814
Trustees	535
Accrued expenses	3,538

Total liabilities	1,966,243

Net assets	$331,664,036

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,390
Additional paid-in capital	297,838,499

297,862,889
Total distributable earnings (loss)	33,801,147

Net assets	$331,664,036

Initial Class
Net assets applicable to outstanding shares	$16,988,799

Shares of beneficial interest outstanding	1,235,424

Net asset value per share outstanding	$13.75

Service Class
Net assets applicable to outstanding shares	$314,675,237

Shares of beneficial interest outstanding	23,154,110

Net asset value per share outstanding	$13.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,512,034
Interest	1,845,251
Securities lending	7,629

Total income	4,364,914

Expenses
Manager (See Note 3)	1,215,032
Distribution/Service—Service Class (See Note 3)	412,642
Professional fees	40,882
Custodian	29,044
Shareholder communication	25,950
Trustees	4,522
Miscellaneous	8,699

Total expenses	1,736,771

Net investment income (loss)	2,628,143

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(11,426,723)
Futures transactions	776,716

Net realized gain (loss) on investments and futures transactions	(10,650,007)

Net change in unrealized appreciation (depreciation) on:
Investments	(17,546,452)
Futures contracts	89,884

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(17,456,568)

Net realized and unrealized gain (loss) on investments and futures transactions	(28,106,575)

Net increase (decrease) in net assets resulting from operations	$(25,478,432)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $338.

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,628,143	$5,910,879
Net realized gain (loss) on investments and futures transactions	(10,650,007)	15,008,899
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(17,456,568)	37,960,055

Net increase (decrease) in net assets resulting from operations	(25,478,432)	58,879,833

Distributions to shareholders:
Initial Class	—	(984,754)
Service Class	—	(19,651,493)

Total distributions to shareholders	—	(20,636,247)

Capital share transactions:
Net proceeds from sale of shares	13,640,975	29,650,468
Net asset value of shares issued to shareholders in reinvestment of distributions	—	20,636,247
Cost of shares redeemed	(50,201,805)	(63,406,846)

Increase (decrease) in net assets derived from capital share transactions	(36,560,830)	(13,120,131)

Net increase (decrease) in net assets	(62,039,262)	25,123,455

Net Assets
Beginning of period	393,703,298	368,579,843

End of period	$331,664,036	$393,703,298

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$14.59		$13.23	$15.18	$14.26	$13.57		$15.04

Net investment income (loss) (a)	0.12		0.25	0.28	0.23	0.21		0.22

Net realized and unrealized gain (loss) on investments	(0.96)		1.93	(1.31)	1.18	1.15		(0.61)

Total from investment operations	(0.84)		2.18	(1.03)	1.41	1.36		(0.39)

Less distributions:

From net investment income	—		(0.29)	(0.25)	(0.19)	(0.20)		(0.16)

From net realized gain on investments	—		(0.53)	(0.67)	(0.30)	(0.47)		(0.92)

Total distributions	—		(0.82)	(0.92)	(0.49)	(0.67)		(1.08)

Net asset value at end of period	$13.75		$14.59	$13.23	$15.18	$14.26		$13.57

Total investment return (b)	(5.76	%)(c)	16.75%	(7.36%)	10.02%	10.24%		(2.59%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.75	% ††	1.75%	1.88%	1.54%	1.47	%(d)	1.49%

Net expenses (e)	0.76	% ††	0.76%	0.74%	0.74%	0.74	%(f)	0.76%

Expenses (before waiver/reimbursement) (e)	0.76	% ††	0.76%	0.74%	0.74%	0.76%		0.76%

Portfolio turnover rate	121%		186%	209%	174%	253%		214%

Net assets at end of period (in 000’s)	$16,989		$18,653	$16,084	$17,209	$15,666		$14,037

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.76%.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$14.43		$13.09	$15.03	$14.13	$13.45		$14.92

Net investment income (loss) (a)	0.10		0.21	0.24	0.19	0.17		0.18

Net realized and unrealized gain (loss) on investments	(0.94)		1.91	(1.30)	1.17	1.15		(0.60)

Total from investment operations	(0.84)		2.12	(1.06)	1.36	1.32		(0.42)

Less distributions:

From net investment income	—		(0.25)	(0.21)	(0.16)	(0.17)		(0.13)

From net realized gain on investments	—		(0.53)	(0.67)	(0.30)	(0.47)		(0.92)

Total distributions	—		(0.78)	(0.88)	(0.46)	(0.64)		(1.05)

Net asset value at end of period	$13.59		$14.43	$13.09	$15.03	$14.13		$13.45

Total investment return (b)	(5.82	%)(c)	16.46%	(7.59%)	9.75%	9.96%		(2.83%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.50	% ††	1.50%	1.62%	1.28%	1.22	%(d)	1.24%

Net expenses (e)	1.01	% ††	1.01%	0.99%	0.99%	0.99	%(f)	1.01%

Expenses (before waiver/reimbursement) (e)	1.01	% ††	1.01%	0.99%	0.99%	1.01%		1.01%

Portfolio turnover rate	121%		186%	209%	174%	253%		214%

Net assets at end of period (in 000’s)	$314,675		$375,050	$352,496	$426,646	$395,611		$353,238

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.01%.

28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

30	MainStay VP Balanced Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment

31

Notes to Financial Statements (Unaudited) (continued)

based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $106,022 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $106,288.

(J)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(K)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

32	MainStay VP Balanced Portfolio

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$26,004	$26,004

Total Fair Value		$26,004	$26,004

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(13,791)	$(13,791)

Total Fair Value		$(13,791)	$(13,791)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$776,716	$776,716

Total Realized Gain (Loss)		$776,716	$776,716

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$89,884	$89,884

Total Change in Unrealized Appreciation (Depreciation)		$89,884	$89,884

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$22,978,587	$22,978,587
Futures Contracts Short	$(3,391,716)	$(3,391,716)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management

33

Notes to Financial Statements (Unaudited) (continued)

Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields. NYL Investors LLC (“NYL Investors” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.70%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,215,032 and paid MacKay Shields and NYL Investors $320,147 and $258,622, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$304,247,485	$31,999,814	$(9,406,802)	$22,593,012

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,650,092	$13,986,155

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional

34	MainStay VP Balanced Portfolio

year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street Served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $119,675 and $145,933, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $300,282 and $311,410, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	49,173	$671,684
Shares redeemed	(92,528)	(1,241,037)

Net increase (decrease)	(43,355)	$(569,353)

Year ended December 31, 2019:
Shares sold	116,654	$1,695,814
Shares issued to shareholders in reinvestment of distributions	70,731	984,754
Shares redeemed	(124,405)	(1,795,584)

Net increase (decrease)	62,980	$884,984

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	955,188	$12,969,291
Shares redeemed	(3,784,672)	(48,960,768)

Net increase (decrease)	(2,829,484)	$(35,991,477)

Year ended December 31, 2019:
Shares sold	1,955,145	$27,954,654
Shares issued to shareholders in reinvestment of distributions	1,425,556	19,651,493
Shares redeemed	(4,315,727)	(61,611,262)

Net increase (decrease)	(935,026)	$(14,005,115)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

35

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

36	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

37

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781603	MSVPBL10-08/20 (NYLIAC) NI508

MainStay VP MacKay Common

Stock Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	-4.15%	5.04%	8.77%	13.24%	0.58%
Service Class Shares	6/5/2003	-4.26	4.78	8.50	12.95	0.83

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	-3.08%	7.51%	10.73%	13.99%
Russell 1000® Index[4]	-2.81	7.48	10.47	13.97
Morningstar Large Blend Category Average[5]	-5.48	3.74	8.35	12.22

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$958.50	$2.82	$1,021.98	$2.92	0.58%

Service Class Shares	$1,000.00	$957.40	$4.04	$1,020.74	$4.17	0.83%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Common Stock Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Software	10.0%

Technology Hardware, Storage & Peripherals	7.2

Internet & Direct Marketing Retail	5.6

Interactive Media & Services	5.3

IT Services	5.0

Semiconductors & Semiconductor Equipment	4.8

Health Care Providers & Services	4.5

Pharmaceuticals	4.3

Biotechnology	4.2

Banks	3.6

Capital Markets	3.2

Food & Staples Retailing	2.7

Specialty Retail	2.5

Aerospace & Defense	2.4

Oil, Gas & Consumable Fuels	2.4

Electric Utilities	2.3

Equity Real Estate Investment Trusts	2.1

Exchange-Traded Fund	2.1

Health Care Equipment & Supplies	1.9

Household Products	1.9

Road & Rail	1.7

Hotels, Restaurants & Leisure	1.6

Building Products	1.5

Entertainment	1.5

Metals & Mining	1.5

Electronic Equipment, Instruments & Components	1.3

Media	1.0

Multiline Retail	1.0%

Professional Services	1.0

Diversified Financial Services	0.9

Diversified Telecommunication Services	0.8

Life Sciences Tools & Services	0.8

Machinery	0.8

Beverages	0.7

Insurance	0.7

Consumer Finance	0.6

Food Products	0.6

Multi-Utilities	0.6

Communications Equipment	0.4

Distributors	0.4

Electrical Equipment	0.4

Household Durables	0.4

Chemicals	0.3

Textiles, Apparel & Luxury Goods	0.3

Trading Companies & Distributors	0.3

Commercial Services & Supplies	0.2

Energy Equipment & Services	0.2

Tobacco	0.2

Containers & Packaging	0.1

Independent Power & Renewable Electricity Producers	0.0	‡

Thrifts & Mortgage Finance	0.0	‡

Short-Term Investment	0.1

Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	SPDR S&P 500 ETF Trust

7.	Johnson & Johnson

8.	Procter & Gamble Co.

9.	Intel Corp.

10.	UnitedHealth Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Common Stock Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay Common Stock Portfolio returned –4.15% for Initial Class shares and –4.26% for Service Class shares. Over the same period, both share classes underperformed the –3.08% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the –2.81% return of the Russell 1000® Index, which is the secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes outperformed the –5.48% return of the Morningstar Large Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Both during and after the steep market decline that occurred in March 2020, growth-oriented stocks outperformed their value-oriented counterparts, accentuating a multi-year trend. Investors regarded familiar large-cap growth stocks as “safe,” while shunning cheaper stocks in areas such as energy, financials and industrials. Consequently, the spread2 between the Russell 1000® Growth Index and the Russell 1000® Value Index widened to historic levels. Not surprisingly, value-oriented investment vehicles experienced major drawdowns during the first quarter of 2020. The Portfolio’s momentum-based stock selection signals, which capture historical price trends, performed well during the first quarter, mitigating some of the headwinds from value, but momentum-driven investments were subject to a sharp, volatile sell-off during the second quarter amid market inflection. Quality and profitability signals mitigated downside risk, particularly during the March 2020 market downturn.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the financials, communication services and health care sectors. (Contributions take weightings and total returns into account.) During the same period, the top detractors from benchmark-

relative performance were the consumer staples, consumer discretionary and real estate sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included Internet & direct marketing retailer Amazon.com, systems software developer Microsoft and consumer electronics maker Apple. During the same period, the most significant detractors from absolute performance were diversified financial firm JPMorgan Chase, multi-sector holdings Berkshire Hathaway and diversified financial firm Bank of America.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in shares of gold miner Newmont, while the largest increase in position size was in Amazon.com. During the same period, the Portfolio’s largest full sale was its position in coffee products maker and retailer Starbucks, while its largest decreased position size was in JPMorgan Chase.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the S&P 500® Index, the Portfolio’s most-substantial exposure increases during the reporting period were in industrials and health care. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in communication services and consumer discretionary.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio’s most overweight positions relative to the S&P 500® Index were in the information technology and health care sectors. As of the same date, the Portfolio’s most substantially underweight positions relative to the Index were in the communication services and financials sectors.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Common Stock Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 97.7%†
Aerospace & Defense 2.4%
Boeing Co.	12,404	$2,273,653
L3Harris Technologies, Inc.	1,683	285,555
Lockheed Martin Corp.	13,903	5,073,483
Northrop Grumman Corp.	12,910	3,969,050
Raytheon Technologies Corp.	37,067	2,284,069
Textron, Inc.	82,439	2,713,067

		16,598,877

Banks 3.6%
Bank of America Corp.	201,709	4,790,589
Citigroup, Inc.	3,834	195,917
Comerica, Inc.	10,350	394,335
East West Bancorp, Inc.	42,720	1,548,173
Fifth Third Bancorp	143,044	2,757,888
JPMorgan Chase & Co.	52,600	4,947,556
Signature Bank	26,239	2,805,474
SVB Financial Group (a)	3,364	725,043
Synovus Financial Corp.	92,483	1,898,676
Truist Financial Corp.	83,752	3,144,888
Wells Fargo & Co.	62,179	1,591,782

		24,800,321

Beverages 0.7%
Coca-Cola Co.	36,439	1,628,094
Molson Coors Beverage Co., Class B	32,839	1,128,348
PepsiCo., Inc.	15,907	2,103,860

		4,860,302

Biotechnology 4.2%
AbbVie, Inc.	55,118	5,411,485
Alexion Pharmaceuticals, Inc. (a)	1,360	152,646
Amgen, Inc.	19,501	4,599,506
Biogen, Inc. (a)	15,085	4,035,992
Exelixis, Inc. (a)	123,932	2,942,146
Gilead Sciences, Inc.	73,223	5,633,777
Incyte Corp. (a)	25,139	2,613,702
Regeneron Pharmaceuticals, Inc. (a)	2,992	1,865,961
United Therapeutics Corp. (a)	12,325	1,491,325

		28,746,540

Building Products 1.5%
Johnson Controls International PLC	60,611	2,069,259
Masco Corp.	71,770	3,603,572
Owens Corning	51,637	2,879,279
Trane Technologies PLC	21,501	1,913,159

		10,465,269

Capital Markets 3.2%
Ameriprise Financial, Inc.	22,244	3,337,490
Bank of New York Mellon Corp.	30,583	1,182,033
Franklin Resources, Inc.	6,087	127,644
Intercontinental Exchange, Inc.	46,402	4,250,423

	Shares	Value
Capital Markets (continued)
Moody’s Corp.	12,527	$3,441,543
Raymond James Financial, Inc.	29,138	2,005,569
S&P Global, Inc.	13,330	4,391,968
State Street Corp.	53,189	3,380,161

		22,116,831

Chemicals 0.3%
CF Industries Holdings, Inc.	16,413	461,862
DuPont de Nemours, Inc.	19,010	1,010,001
LyondellBasell Industries N.V., Class A	7,525	494,543

		1,966,406

Commercial Services & Supplies 0.2%
Republic Services, Inc.	8,585	704,399
Tetra Tech, Inc.	5,305	419,732
Waste Management, Inc.	3,086	326,838

		1,450,969

Communications Equipment 0.4%
Cisco Systems, Inc.	52,636	2,454,943

Consumer Finance 0.6%
American Express Co.	15,851	1,509,015
Synchrony Financial	129,457	2,868,767

		4,377,782

Containers & Packaging 0.1%
International Paper Co.	23,445	825,498

Distributors 0.4%
LKQ Corp. (a)	101,864	2,668,837

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B (a)	35,226	6,288,193

Diversified Telecommunication Services 0.8%
AT&T, Inc.	93,948	2,840,048
Verizon Communications, Inc.	53,385	2,943,115

		5,783,163

Electric Utilities 2.3%
Entergy Corp.	22,709	2,130,331
Evergy, Inc.	53,395	3,165,790
NextEra Energy, Inc.	21,117	5,071,670
NRG Energy, Inc.	69,787	2,272,265
OGE Energy Corp.	46,600	1,414,776
Pinnacle West Capital Corp.	619	45,366
PPL Corp.	55,850	1,443,164
Southern Co.	4,204	217,977

		15,761,339

Electrical Equipment 0.4%
Acuity Brands, Inc.	8,882	850,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Eaton Corp. PLC	18,665	$1,632,814

		2,483,177

Electronic Equipment, Instruments & Components 1.3%
Arrow Electronics, Inc. (a)	40,259	2,765,391
CDW Corp.	1,491	173,224
Jabil, Inc.	89,159	2,860,221
SYNNEX Corp.	26,591	3,184,804

		8,983,640

Energy Equipment & Services 0.2%
TechnipFMC PLC	235,188	1,608,686

Entertainment 1.5%
Activision Blizzard, Inc.	27,731	2,104,783
Electronic Arts, Inc. (a)	31,873	4,208,830
Netflix, Inc. (a)	4,000	1,820,160
Walt Disney Co.	21,542	2,402,148

		10,535,921

Equity Real Estate Investment Trusts 2.1%
American Tower Corp.	15,267	3,947,130
Crown Castle International Corp.	12,985	2,173,040
Digital Realty Trust, Inc.	14,073	1,999,914
Duke Realty Corp.	8,918	315,608
Equinix, Inc.	3,798	2,667,335
Prologis, Inc.	13,766	1,284,781
SBA Communications Corp.	6,386	1,902,517

		14,290,325

Food & Staples Retailing 2.7%
BJ’s Wholesale Club Holdings, Inc. (a)	45,339	1,689,784
Costco Wholesale Corp.	16,934	5,134,558
Kroger Co.	114,661	3,881,275
Walmart, Inc.	62,665	7,506,014

		18,211,631

Food Products 0.6%
Hershey Co.	7,520	974,743
Ingredion, Inc.	279	23,157
Tyson Foods, Inc., Class A	52,503	3,134,954

		4,132,854

Health Care Equipment & Supplies 1.9%
Abbott Laboratories	27,160	2,483,239
Baxter International, Inc.	25,098	2,160,938
DENTSPLY SIRONA, Inc.	1,625	71,598
Edwards Lifesciences Corp. (a)	846	58,467
Hill-Rom Holdings, Inc.	29,708	3,261,344
Hologic, Inc. (a)	6,624	377,568
ICU Medical, Inc. (a)	6,222	1,146,777
Medtronic PLC	33,582	3,079,469

	Shares	Value
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services, Inc.	2,161	$490,914

		13,130,314

Health Care Providers & Services 4.5%
AmerisourceBergen Corp.	34,162	3,442,505
Anthem, Inc.	16,658	4,380,721
Cardinal Health, Inc.	59,740	3,117,830
DaVita, Inc. (a)	26,419	2,090,800
Humana, Inc.	11,172	4,331,943
McKesson Corp.	22,983	3,526,052
UnitedHealth Group, Inc.	32,372	9,548,121

		30,437,972

Hotels, Restaurants & Leisure 1.6%
Chipotle Mexican Grill, Inc. (a)	404	425,154
Darden Restaurants, Inc.	40,101	3,038,453
Domino’s Pizza, Inc.	9,280	3,428,403
McDonald’s Corp.	8,920	1,645,472
Yum! Brands, Inc.	29,622	2,574,448

		11,111,930

Household Durables 0.4%
PulteGroup, Inc.	82,966	2,823,333

Household Products 1.9%
Colgate-Palmolive Co.	10,759	788,204
Kimberly-Clark Corp.	11,644	1,645,880
Procter & Gamble Co.	90,563	10,828,618

		13,262,702

Independent Power & Renewable Electricity Producers 0.0%‡
AES Corp.	17,654	255,806

Insurance 0.7%
American International Group, Inc.	19,562	609,943
MetLife, Inc.	41,808	1,526,828
Reinsurance Group of America, Inc.	17,551	1,376,701
Unum Group	76,259	1,265,137

		4,778,609

Interactive Media & Services 5.3%
Alphabet, Inc. (a)
Class A	6,460	9,160,603
Class C	6,776	9,578,622
Facebook, Inc., Class A (a)	75,874	17,228,709

		35,967,934

Internet & Direct Marketing Retail 5.6%
Amazon.com, Inc. (a)	11,889	32,799,611
Booking Holdings, Inc. (a)	498	792,985
eBay, Inc.	83,784	4,394,471

		37,987,067

10	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 5.0%
Accenture PLC, Class A	4,031	$865,536
Akamai Technologies, Inc. (a)	28,184	3,018,225
Alliance Data Systems Corp.	21,276	959,973
CACI International, Inc., Class A (a)	607	131,646
DXC Technology Co.	85,453	1,409,975
Fidelity National Information Services, Inc.	5,134	688,418
Leidos Holdings, Inc.	32,608	3,054,391
Mastercard, Inc., Class A	28,575	8,449,627
MAXIMUS, Inc.	19,582	1,379,552
PayPal Holdings, Inc. (a)	30,531	5,319,416
Science Applications International Corp.	3,426	266,132
Visa, Inc., Class A	44,534	8,602,633

		34,145,524

Life Sciences Tools & Services 0.8%
IQVIA Holdings, Inc. (a)	24,154	3,426,970
PRA Health Sciences, Inc. (a)	11,667	1,135,082
Thermo Fisher Scientific, Inc.	1,677	607,644

		5,169,696

Machinery 0.8%
Cummins, Inc.	20,806	3,604,848
PACCAR, Inc.	20,450	1,530,682

		5,135,530

Media 1.0%
Charter Communications, Inc., Class A (a)	9,752	4,973,910
Comcast Corp., Class A	44,618	1,739,210
Fox Corp., Class B (a)	4,200	112,728

		6,825,848

Metals & Mining 1.5%
Newmont Corp.	76,977	4,752,560
Reliance Steel & Aluminum Co.	26,465	2,512,322
Steel Dynamics, Inc.	105,074	2,741,381

		10,006,263

Multi-Utilities 0.6%
Consolidated Edison, Inc.	48,350	3,477,816
Dominion Energy, Inc.	9,357	759,601
MDU Resources Group, Inc.	939	20,827

		4,258,244

Multiline Retail 1.0%
Dollar General Corp.	23,320	4,442,693
Target Corp.	18,706	2,243,411

		6,686,104

Oil, Gas & Consumable Fuels 2.4%
Chevron Corp.	50,755	4,528,869
Devon Energy Corp.	206,417	2,340,769
Exxon Mobil Corp.	49,965	2,234,435
HollyFrontier Corp.	87,168	2,545,306

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	115,874	$1,757,808
Valero Energy Corp.	51,604	3,035,347

		16,442,534

Pharmaceuticals 4.3%
Bristol-Myers Squibb Co.	10,344	608,227
Eli Lilly & Co.	1,157	189,956
Johnson & Johnson	88,855	12,495,679
Merck & Co., Inc.	72,761	5,626,608
Mylan N.V. (a)	111,419	1,791,618
Perrigo Co. PLC	57,179	3,160,283
Pfizer, Inc.	165,777	5,420,908

		29,293,279

Professional Services 1.0%
CoreLogic, Inc.	60,797	4,086,774
ManpowerGroup, Inc.	39,248	2,698,300

		6,785,074

Road & Rail 1.7%
CSX Corp.	56,620	3,948,679
Norfolk Southern Corp.	9,203	1,615,771
Union Pacific Corp.	35,473	5,997,420

		11,561,870

Semiconductors & Semiconductor Equipment 4.8%
Advanced Micro Devices, Inc. (a)	1,173	61,712
Applied Materials, Inc.	48,587	2,937,084
Broadcom, Inc.	17,727	5,594,819
Cirrus Logic, Inc. (a)	18,426	1,138,358
Intel Corp.	163,153	9,761,444
KLA Corp.	6,690	1,301,071
NVIDIA Corp.	11,706	4,447,226
Qorvo, Inc. (a)	15,608	1,725,152
QUALCOMM, Inc.	62,817	5,729,539
Texas Instruments, Inc.	675	85,705

		32,782,110

Software 10.0%
Adobe, Inc. (a)	10,358	4,508,941
Autodesk, Inc. (a)	19,048	4,556,091
CDK Global, Inc.	28,111	1,164,358
Citrix Systems, Inc.	1,979	292,714
Fortinet, Inc. (a)	26,369	3,619,673
Intuit, Inc.	9,125	2,702,734
Microsoft Corp.	213,740	43,498,227
Oracle Corp.	43,848	2,423,479
salesforce.com, Inc. (a)	22,729	4,257,823
ServiceNow, Inc. (a)	3,078	1,246,775

		68,270,815

Specialty Retail 2.5%
AutoZone, Inc. (a)	62	69,943
Best Buy Co., Inc.	43,002	3,752,785

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Home Depot, Inc.	29,907	$7,492,003
O’Reilly Automotive, Inc. (a)	9,379	3,954,843
Tractor Supply Co.	9,441	1,244,229
Williams-Sonoma, Inc.	6,644	544,874

		17,058,677

Technology Hardware, Storage & Peripherals 7.2%
Apple, Inc.	117,337	42,804,537
HP, Inc.	207,928	3,624,185
Xerox Holdings Corp. (a)	160,940	2,460,773

		48,889,495

Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc., Class B	18,369	1,801,080

Thrifts & Mortgage Finance 0.0%‡
New York Community Bancorp, Inc.	238	2,428

Tobacco 0.2%
Philip Morris International, Inc.	21,558	1,510,354

Trading Companies & Distributors 0.3%
MSC Industrial Direct Co., Inc., Class A	25,618	1,865,247

Total Common Stocks (Cost $570,714,820)		667,657,343

	Shares	Value
Exchange-Traded Fund 2.1%
SPDR S&P 500 ETF Trust	46,287	$14,273,059

Total Exchange-Traded Fund (Cost $14,836,270)		14,273,059

Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.05% (b)	934,979	934,979

Total Short-Term Investment (Cost $934,979)		934,979

Total Investments (Cost $586,486,069)	99.9%	682,865,381
Other Assets, Less Liabilities	0.1	424,186
Net Assets	100.0%	$683,289,567

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of June 30, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$667,657,343	$—	$—	$667,657,343
Exchange-Traded Fund	14,273,059	—	—	14,273,059
Short-Term Investment
Affiliated Investment Company	934,979	—	—	934,979

Total Investments in Securities	$682,865,381	$—	$—	$682,865,381

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $585,551,090)	$681,930,402
Investment in affiliated investment company, at value (identified cost $934,979)	934,979
Receivables:
Dividends	565,487
Portfolio shares sold	533,848
Securities lending	914
Other assets	3,547

Total assets	683,969,177

Liabilities
Payables:
Manager (See Note 3)	305,197
Portfolio shares redeemed	246,464
NYLIFE Distributors (See Note 3)	50,010
Shareholder communication	44,651
Professional fees	19,789
Custodian	8,506
Trustees	958
Accrued expenses	4,035

Total liabilities	679,610

Net assets	$683,289,567

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,708
Additional paid-in capital	528,892,453

528,919,161
Total distributable earnings (loss)	154,370,406

Net assets	$683,289,567

Initial Class
Net assets applicable to outstanding shares	$439,711,150

Shares of beneficial interest outstanding	17,096,618

Net asset value per share outstanding	$25.72

Service Class
Net assets applicable to outstanding shares	$243,578,417

Shares of beneficial interest outstanding	9,611,842

Net asset value per share outstanding	$25.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$6,444,062
Securities lending	6,913
Dividends-affiliated	227

Total income	6,451,202

Expenses
Manager (See Note 3)	1,922,083
Distribution/Service—Service Class (See Note 3)	299,834
Professional fees	48,682
Shareholder communication	41,636
Custodian	15,053
Trustees	9,036
Miscellaneous	13,810

Total expenses	2,350,134

Net investment income (loss)	4,101,068

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on unaffiliated investments	(6,124,739)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(36,363,988)

Net realized and unrealized gain (loss) on investments	(42,488,727)

Net increase (decrease) in net assets resulting from operations	$(38,387,659)

14	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,101,068	$9,874,992
Net realized gain (loss) on investments	(6,124,739)	55,609,434
Net change in unrealized appreciation (depreciation) on investments	(36,363,988)	110,755,278

Net increase (decrease) in net assets resulting from operations	(38,387,659)	176,239,704

Distributions to shareholders:
Initial Class	—	(78,373,394)
Service Class	—	(39,245,821)

Total distributions to shareholders	—	(117,619,215)

Capital share transactions:
Net proceeds from sale of shares	29,793,072	49,807,188
Net asset value of shares issued to shareholders in reinvestment of distributions	—	117,619,215
Cost of shares redeemed	(120,463,297)	(105,597,950)

Increase (decrease) in net assets derived from capital share transactions	(90,670,225)	61,828,453

Net increase (decrease) in net assets	(129,057,884)	120,448,942

Net Assets
Beginning of period	812,347,451	691,898,509

End of period	$683,289,567	$812,347,451

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$26.83		$25.23	$29.75	$25.60	$25.43	$27.80

Net investment income (loss) (a)	0.15		0.38	0.42	0.43	0.40	0.42

Net realized and unrealized gain (loss) on investments	(1.26)		5.74	(1.69)	5.30	1.82	(0.28)

Total from investment operations	(1.11)		6.12	(1.27)	5.73	2.22	0.14

Less distributions:

From net investment income	—		(0.43)	(0.49)	(0.39)	(0.40)	(0.38)

From net realized gain on investments	—		(4.09)	(2.76)	(1.19)	(1.65)	(2.13)

Total distributions	—		(4.52)	(3.25)	(1.58)	(2.05)	(2.51)

Net asset value at end of period	$25.72		$26.83	$25.23	$29.75	$25.60	$25.43

Total investment return (b)	(4.14	%)(c)	26.21%	(5.84%)	22.83%	9.12%	0.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.24	% ††	1.37%	1.40%	1.53%	1.57%	1.55%

Net expenses (d)	0.58	% ††	0.58%	0.57%	0.57%	0.58%	0.57%

Portfolio turnover rate	70%		119%	125%	98%	125%	112%

Net assets at end of period (in 000’s)	$439,711		$543,355	$454,804	$639,120	$577,310	$580,635

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$26.47		$24.94	$29.45	$25.37	$25.23	$27.61

Net investment income (loss) (a)	0.12		0.31	0.35	0.35	0.33	0.35

Net realized and unrealized gain (loss) on investments	(1.25)		5.67	(1.68)	5.26	1.81	(0.27)

Total from investment operations	(1.13)		5.98	(1.33)	5.61	2.14	0.08

Less distributions:

From net investment income	—		(0.36)	(0.42)	(0.34)	(0.35)	(0.33)

From net realized gain on investments	—		(4.09)	(2.76)	(1.19)	(1.65)	(2.13)

Total distributions	—		(4.45)	(3.18)	(1.53)	(2.00)	(2.46)

Net asset value at end of period	$25.34		$26.47	$24.94	$29.45	$25.37	$25.23

Total investment return (b)	(4.27	%)(c)	25.89%	(6.08%)	22.52%	8.85%	0.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.00	% ††	1.12%	1.17%	1.28%	1.32%	1.30%

Net expenses (d)	0.83	% ††	0.83%	0.82%	0.82%	0.83%	0.82%

Portfolio turnover rate	70%		119%	125%	98%	125%	112%

Net assets at end of period (in 000’s)	$243,578		$268,992	$237,094	$268,526	$194,992	$149,358

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Common Stock Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services–Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

18	MainStay VP MacKay Common Stock Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

19

Notes to Financial Statements (Unaudited) (continued)

“more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC

(“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as

20	MainStay VPMacKay Common Stock Portfolio

Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.54%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,922,083 and paid the Subadvisor in the amount of $961,042.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$—	$14,816	$(13,881)	$—	$—	$935	$0	(a)	$—	935

(a)	Amount is less than $500.

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$588,889,482	$123,074,861	$(29,098,962)	$93,975,899

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$22,514,192	$95,105,023

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021,

21

Notes to Financial Statements (Unaudited) (continued)

although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $499,828 and $587,834, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:

Shares sold	806,784	$18,706,595
Shares redeemed	(3,960,867)	(95,265,586)

Net increase (decrease)	(3,154,083)	$(76,558,991)

Year ended December 31, 2019:

Shares sold	1,148,674	$31,640,863

Shares issued to shareholders in reinvestment of distributions	3,236,986	78,373,394
Shares redeemed	(2,161,189)	(60,096,250)

Net increase (decrease)	2,224,471	$49,918,007

Service Class	Shares	Amount

Six-month period ended June 30, 2020:

Shares sold	491,487	$11,086,477
Shares redeemed	(1,041,686)	(25,197,711)

Net increase (decrease)	(550,199)	$(14,111,234)

Year ended December 31, 2019:

Shares sold	671,797	$18,166,325

Shares issued to shareholders in reinvestment of distributions	1,642,047	39,245,821
Shares redeemed	(1,659,491)	(45,501,700)

Net increase (decrease)	654,353	$11,910,446

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari noting that “there might not be a quorum in [the Supreme Court]” to rule and suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its

22	MainStay VP MacKay Common Stock Portfolio

mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. On July 6, 2020, the plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, the plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants, including the Fund, as issuer of the Portfolio.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his opening brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020. The District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay Common Stock Portfolio	$1,300,602	$1,174,184

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Notes to Financial Statements (Unaudited) (continued)

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

24	MainStay VP MacKay Common Stock Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

26	MainStay VP MacKay Common Stock Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781606	MSVPCS10-08/20 (NYLIAC) NI511

MainStay VP MacKay Convertible

Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Initial Class Shares	10/1/1996	6.41%	12.17%	8.76%	10.44%	0.62%
Service Class Shares	6/5/2003	6.28	11.89	8.49	10.17	0.87
Service 2 Class Shares	4/26/2016	6.22	11.78	11.05	11.05	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. Convertible Index[3]	7.25%	15.34%	9.24%	10.91%
Morningstar Convertibles Category Average[4]	7.14	13.77	8.37	9.80

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	The ICE BofAML U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofAML
U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,064.10	$3.13	$1,021.83	$3.07	0.61%

Service Class Shares	$1,000.00	$1,062.80	$4.41	$1,020.59	$4.32	0.86%

Service 2 Class Shares	$1,000.00	$1,062.20	$4.92	$1,020.09	$4.82	0.96%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Convertible Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Issuers as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Danaher Corp.,(zero Coupon), due 1/22/21

2.	NICE Systems, Inc., 1.25%, due 1/15/24

3.	Anthem, Inc., 2.75%, due 10/15/42

4.	Inphi Corp., 0.75%, due 4/15/25

5.	Teladoc Health, Inc., 1.25%-1.375%, due 5/15/25-6/1/27
6.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

7.	Southwest Airlines Co., 1.25%, due 5/1/25

8.	Microchip Technology, Inc., 1.625%, due 2/15/25-2/15/27

9.	DexCom, Inc., 0.25%, due 11/15/25

10.	RingCentral, Inc.,(zero coupon), due 3/1/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay Convertible Portfolio returned 6.41% for Initial Class shares, 6.28% for Service Class shares and 6.22% for Service 2 Class shares. Over the same period, all share classes underperformed the 7.25% return of the ICE BofAML U.S. Convertible Index (“Index”), which is the Portfolio’s benchmark, and the 7.14% return of the Morningstar Convertibles Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The Portfolio was not materially impacted by the COVID-19 pandemic. However, convertible bonds and equities did fall sharply from mid-February through the end of March 2020 as it became increasingly evident that the virus was not merely a medical concern, but an economic one with larger fiscal implications than those related to personal health. Other than Treasury securities, nearly all asset classes saw steep losses including gold, which is usually a haven in the market during times of uncertainty. The shutdown of most sectors of the economy for a prolonged period of time posed risks to the consumer as well as the industrial sector. Having experienced the relatively mild economic impact of past pandemics, we underestimated the scope and impact that this COVID-19 pandemic would have on the economy.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed the ICE BofAML U.S. Convertible Index due to the Portfolio’s underweight exposure to the convertible bonds of electric car maker Tesla, which is the largest constituent in the Index and the Index’s best performer during the reporting period. The Portfolio did benefit from several strong performers in the health care and information technology sectors, but not enough to offset the impact of its underweight exposure to Tesla and losses from several holdings in the energy sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Relative to the ICE BofAML U.S. Convertible Index, the Portfolio’s weakest performing sectors were consumer discretionary, energy and industrials. In the case of energy and industrials, the Portfolio’s relative performance suffered due to several under-

performing securities. In the consumer discretionary sector, the Portfolio suffered due to its underweight exposure to Tesla, mentioned above.

The Portfolio’s three strongest performing sectors relative to the Index were health care, information technology and utilities. In health care, the Portfolio benefitted from its large holdings of convertible bonds from telemedicine company Teladoc and convertibles from medical and industrial device maker Danaher, which was the Portfolio’s largest single holding and a strong performer. In information technology, several holdings produced substantial gains, including convertible bonds from semiconductor maker Inphi, enterprise software developer NICE, software-as-a-service solutions provider RingCentral and cloud-based web platform Wix.com. In the lagging utilities sector, the Portfolio’s relatively underweight exposure bolstered returns compared to the Index.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The strongest positive contributors to the Portfolio’s absolute performance during the reporting period included the convertible bonds of Teladoc Health, Inphi and NICE, all mentioned above. (Contributions take weightings and total returns into account.) Teladoc convertibles rose in part due to the company’s announcement of its acquisition of InTouch Health, which opened Teladoc’s service to new markets. More importantly, Teladoc was one of a few companies to benefit from the COVID pandemic as patients, unable to visit their doctors, sought treatment online using Teladoc’s internet portal. While we believe the level of patient visits is nearly certain to recede once the virus fears pass, we expect the acceptance of telemedicine as an alternative to an in-office visit to persist, providing longer-term benefits for the company. Inphi convertibles gained ground as demand for the company’s networking chips remained strong. NICE convertibles performed well as the company continued to steadily grow its customer relationship management and data analysis software with little, if any, impact from the pandemic.

The three securities that detracted most significantly from the Portfolio’s absolute performance during the same period were the convertible bonds of oil & gas equipment & services provider Oil States International, offshore drilling services company Valaris, and equipment engineer for the energy and industrial gas industries Chart Industries. Oil States International convertibles declined on what we believed was investors increasing concerns that only the best capitalized energy companies would survive the industry downturn. Oil prices reached levels at which it was uneconomical for nearly all U.S. producers to drill

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP MacKay Convertible Portfolio

for or explore for oil. We believe that Oil States can survive if it is able to amend its debt covenants and if the price of oil is able to rebound in the next 12-18 months so that lenders are comfortable extending credit to the company. Valaris convertibles declined as, we believe, it became increasingly evident that, with the collapse of oil prices, few if any exploration and production companies would be interested in leasing Valaris’ rigs. In our opinion, the sharp decline in Valaris’ business, combined with the company’s high debt levels make it a near certainty that the company will need to reorganize in bankruptcy. Chart Industries convertibles declined sharply because the company’s share price and convertible bonds are often linked to the performance of the broader energy market, which, in our opinion, appeared particularly bleak. While a large portion of Chart’s business is energy related, it is not involved in the exploration or production of oil or natural gas; rather, Chart’s products are used in the liquification of natural gas so that it can be shipped in tankers.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in convertible bonds from Southwest Airlines reflecting our view that Southwest is a well-run, investment-grade airline that is likely to eventually return to profitability. The Portfolio also initiated a position in convertible bonds from Permian Basin oil producer Pioneer Natural Resources as the company was able to generate free cash flow despite sub-$45 crude oil due to its low cost structure. We expect commodity prices to eventually rise due to a sharp decline in U.S. output. Another new position for the Portfolio was in convertible bonds of glucose monitoring device company, Dexcom. In our opinion, Dexcom devices appear to be achieving rapid adoption by diabetics as a better alternative to daily blood-sugar needle sticks.

During the same period, the Portfolio’s holdings of Echo Global Logistics convertibles matured and were redeemed for cash. We sold the Portfolio’s holdings of convertible bonds from offshore oil & gas drilling contractor Transocean due to our concerns about demand for the company’s drilling rigs with the price of oil at multi-decade lows. We also trimmed the Portfolio’s holdings of convertibles from satellite-based television and Internet provider DISH Network due to our view of the company’s high debt levels and its unclear plan to transform from a pay television provider to a cell network. In addition, with the decline in the company’s share price, we believed its convertible bonds no longer offered significant equity sensitivity. Lastly, the bonds of both Becton Dickinson and Echo Global Logistics both matured during the period.

How did the Portfolio’s sector weightings change during the reporting period?

Most of the Portfolio’s sector weights remained unchanged during the reporting period. Exposure to the consumer discretionary sector increased due to the purchase of convertible bonds from Tesla, and the purchase of several new issues such as convertibles from apparel retailers Burlington Stores and American Eagle Outfitters. The only other changes of note included a decrease in the exposure to the communication services sector—largely due to the Portfolio’s sale of its DISH Network holdings—and a decrease in exposure to the energy sector—due to the depreciation of holdings as well as the sale of Transocean convertibles.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio held overweight exposure relative to the ICE BofAML U.S. Convertible Index to the information technology, industrials, health care and energy sectors. As of the same date, the Portfolio held relatively underweight sector exposure to utilities, consumer discretionary, consumer staples, financials and real estate, and market-weight exposure to consumer staples and materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Convertible Securities 98.1% † Convertible Bonds 91.5%
Advertising 0.6%
Quotient Technology, Inc. 1.75%, due 12/1/22	$5,756,000	$5,216,241

Aerospace & Defense 1.2%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	7,117,000	11,412,074

Airlines 2.7%
American Airlines Group, Inc. 6.50%, due 7/1/25 (a)	4,290,000	4,054,711
Southwest Airlines Co. 1.25%, due 5/1/25	17,704,000	21,351,573

		25,406,284

Auto Manufacturers 2.0%
Tesla, Inc. 1.25%, due 3/1/21	6,043,000	18,121,502

Biotechnology 6.6%
Apellis Pharmaceuticals, Inc. 3.50%, due 9/15/26 (b)	4,715,000	5,270,264
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	18,042,000	22,093,493
Bridgebio Pharma, Inc. 2.50%, due 3/15/27 (b)	4,381,000	4,516,695
Exact Sciences Corp. 1.00%, due 1/15/25	8,726,000	11,954,108
Illumina, Inc. (zero coupon), due 8/15/23 (a)	7,893,000	8,650,414
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	8,329,000	9,202,939

		61,687,913

Building Materials 1.3%
Patrick Industries, Inc. 1.00%, due 2/1/23	11,666,000	11,747,503

Commercial Services 3.0%
Chegg, Inc. 0.125%, due 3/15/25	6,835,000	9,699,890
Euronet Worldwide, Inc. 0.75%, due 3/15/49	7,730,000	7,512,594

	Principal Amount	Value
Commercial Services (continued)
Square, Inc. 0.125%, due 3/1/25 (b)	$4,495,000	$5,114,556
0.50%, due 5/15/23	3,658,000	5,449,714

		27,776,754

Computers 2.8%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	12,334,000	18,007,640
Western Digital Corp. 1.50%, due 2/1/24	4,634,000	4,379,288
Zscaler, Inc. 0.125%, due 7/1/25 (b)	3,575,000	3,669,417

		26,056,345

Diversified Financial Services 0.4%
LendingTree, Inc. 0.625%, due 6/1/22	2,437,000	3,664,232

Electric 1.0%
NRG Energy, Inc. 2.75%, due 6/1/48	9,299,000	9,447,905

Energy—Alternate Sources 0.3%
Enphase Energy, Inc. 0.25%, due 3/1/25 (b)	2,995,000	2,733,746

Entertainment 0.5%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	4,439,000	4,513,908

Food 0.9%
Chefs’ Warehouse, Inc. 1.875%, due 12/1/24 (b)	10,997,000	7,998,006

Health Care—Products 5.5%
Cantel Medical Corp. 3.25%, due 5/15/25 (b)	2,749,000	3,448,108
CONMED Corp. 2.625%, due 2/1/24	9,264,000	9,741,850
Danaher Corp. (zero coupon), due 1/22/21	4,340,000	29,292,596
Integra LifeSciences Holdings Corp. 0.50%, due 8/15/25 (b)	4,154,000	3,797,047
NuVasive, Inc. 0.375%, due 3/15/25 (b)	4,971,000	4,364,784

		50,644,385

10	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Health Care—Services 5.3%
Anthem, Inc. 2.75%, due 10/15/42	$7,296,000	$26,725,060
Teladoc Health, Inc. 1.25%, due 6/1/27 (b)	8,562,000	9,502,633
1.375%, due 5/15/25	3,750,000	13,390,443

		49,618,136

Internet 11.1%
Boingo Wireless, Inc. 1.00%, due 10/1/23	4,790,000	4,275,075
Booking Holdings, Inc. 0.90%, due 9/15/21	13,680,000	14,569,013
Etsy, Inc. 0.125%, due 10/1/26 (b)	11,300,000	15,464,452
FireEye, Inc. 0.875%, due 6/1/24	3,663,000	3,331,638
IAC FinanceCo 2, Inc. 0.875%, due 6/15/26 (b)	7,897,000	9,739,624
Okta, Inc. 0.125%, due 9/1/25 (b)	7,065,000	8,768,783
Palo Alto Networks, Inc. 0.375%, due 6/1/25 (b)	5,715,000	5,717,835
0.75%, due 7/1/23	8,986,000	9,628,292
Q2 Holdings, Inc. 0.75%, due 6/1/26	2,800,000	3,193,474
Snap, Inc. 0.75%, due 8/1/26 (b)	6,296,000	7,889,675
Wix.com, Ltd. (zero coupon), due 7/1/23	7,665,000	14,261,691
Zendesk, Inc. 0.25%, due 3/15/23	1,447,000	2,161,983
0.625%, due 6/15/25 (b)	3,580,000	3,836,770

		102,838,305

Iron & Steel 0.2%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	2,342,000	2,143,778

Leisure Time 1.7%
Carnival Corp. 5.75%, due 4/1/23 (b)	5,827,000	9,402,928
NCL Corp., Ltd. 6.00%, due 5/15/24 (b)	1,756,000	2,346,680
Royal Caribbean Cruises, Ltd. 4.25%, due 6/15/23 (b)	3,070,000	2,870,450
Sabre GLBL, Inc. 4.00%, due 4/15/25 (a)(b)	1,185,000	1,516,686

		16,136,744

	Principal Amount	Value
Lodging 0.5%
Caesars Entertainment Corp. 5.00%, due 10/1/24	$2,616,000	$4,409,814

Machinery—Diversified 1.8%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	15,599,000	16,483,585

Media 2.4%
DISH Network Corp. 3.375%, due 8/15/26	10,403,000	9,582,356
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	6,664,000	7,259,352
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	5,811,853

		22,653,561

Oil & Gas 2.2%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	11,037,000	1,488,987
EQT Corp. 1.75%, due 5/1/26 (b)	8,505,000	8,839,568
Pioneer Natural Resources Co. 0.25%, due 5/15/25 (b)	8,757,000	10,375,179

		20,703,734

Oil & Gas Services 1.9%
Helix Energy Solutions Group, Inc. 4.125%, due 9/15/23	6,078,000	5,051,514
Newpark Resources, Inc. 4.00%, due 12/1/21	5,174,000	4,640,331
Oil States International, Inc. 1.50%, due 2/15/23	13,274,000	6,694,356
Weatherford International, Ltd. 11.00%, due 12/1/24 (b)	1,137,000	793,058

		17,179,259

Pharmaceuticals 3.8%
DexCom, Inc. 0.25%, due 11/15/25 (b)	18,004,000	18,521,421
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	6,250,000	10,454,543
Pacira BioSciences, Inc. 2.375%, due 4/1/22	5,779,000	6,320,521

		35,296,485

Retail 1.6%
American Eagle Outfitters, Inc. 3.75%, due 4/15/25 (b)	3,570,000	5,094,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Retail (continued)
Burlington Stores, Inc. 2.25%, due 4/15/25 (b)	$8,536,000	$9,743,417

		14,838,390

Semiconductors 8.9%
Cree, Inc. 1.75%, due 5/1/26 (b)	1,495,000	2,111,688
Inphi Corp. 0.75%, due 4/15/25 (b)	21,195,000	25,541,528
Microchip Technology, Inc. 1.625%, due 2/15/25	6,103,000	13,629,272
1.625%, due 2/15/27	5,198,000	7,680,289
Micron Technology, Inc. 3.125%, due 5/1/32	1,993,000	10,194,622
Novellus Systems, Inc. 2.625%, due 5/15/41	724,000	7,365,874
ON Semiconductor Corp. 1.625%, due 10/15/23	1,450,000	1,763,215
Rambus, Inc. 1.375%, due 2/1/23	6,552,000	6,854,125
Silicon Laboratories, Inc. 0.625%, due 6/15/25 (b)	7,180,000	7,744,836

		82,885,449

Software 17.9%
Akamai Technologies, Inc. 0.375%, due 9/1/27 (b)	7,080,000	7,714,906
Atlassian, Inc. 0.625%, due 5/1/23	5,325,000	11,860,577
Coupa Software, Inc. 0.125%, due 6/15/25	3,509,000	6,396,193
Datadog, Inc. 0.125%, due 6/15/25 (b)	4,595,000	5,447,617
Envestnet, Inc. 1.75%, due 6/1/23	7,583,000	9,365,910
Everbridge, Inc. 0.125%, due 12/15/24 (b)	3,415,000	4,649,018
Five9, Inc. 0.50%, due 6/1/25 (b)	2,865,000	3,081,666
J2 Global, Inc. 1.75%, due 11/1/26 (b)	3,285,000	2,779,084
MongoDB, Inc. 0.25%, due 1/15/26 (b)	4,445,000	5,618,500
NICE Systems, Inc. 1.25%, due 1/15/24	12,416,000	28,428,828
Nuance Communications, Inc. 1.25%, due 4/1/25	8,331,000	11,657,211
RingCentral, Inc. (zero coupon), due 3/1/25 (b)	16,999,000	18,285,670

	Principal Amount	Value
Software (continued)
ServiceNow, Inc. (zero coupon), due 6/1/22	$4,071,000	$12,206,789
Splunk, Inc. 0.50%, due 9/15/23	10,919,000	15,764,039
Twilio, Inc. 0.25%, due 6/1/23	2,263,000	7,032,887
Workday, Inc. 0.25%, due 10/1/22	5,605,000	7,732,021
Zynga, Inc. 0.25%, due 6/1/24	6,772,000	8,784,855

		166,805,771

Telecommunications 2.5%
Infinera Corp. 2.50%, due 3/1/27 (b)	4,490,000	4,411,674
InterDigital, Inc. 2.00%, due 6/1/24 (b)	2,860,000	2,843,841
Viavi Solutions, Inc. 1.00%, due 3/1/24	9,569,000	11,036,977
Vonage Holdings Corp. 1.75%, due 6/1/24	5,148,000	4,827,484

		23,119,976

Transportation 0.9%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	9,024,000	8,613,839

Total Convertible Bonds (Cost $731,978,958)		850,153,624

	Shares
Convertible Preferred Stocks 6.6%
Banks 2.4%
Bank of America Corp. Series L 7.25%	8,636	11,591,239
Wells Fargo & Co. Series L 7.50%	8,264	10,718,408

		22,309,647

Chemicals 0.4%
Lyondellbasell Advanced Polymers, Inc. 6.00%	4,110	4,183,980

Electric Utilities 0.7%
PG&E Corp. 5.50%	68,000	6,528,000

12	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks (continued)
Equity Real Estate Investment Trusts 1.0%
Crown Castle International Corp. 6.875%	5,982	$8,885,005

Health Care Equipment & Supplies 0.3%
Becton Dickinson & Co. 6.00%	50,000	2,660,000

Machinery 1.1%
Stanley Black & Decker, Inc. 5.25%	115,000	10,290,200

Semiconductors & Semiconductor Equipment 0.7%
Broadcom, Inc. 8.00%	6,025	6,713,959

Total Convertible Preferred Stocks (Cost $57,964,080)		61,570,791

Total Convertible Securities (Cost $789,943,038)		911,724,415

Common Stocks 0.7%
Banks 0.7%
Bank of America Corp.	267,678	6,357,351

Energy Equipment & Services 0.0% ‡
Weatherford International PLC (c)	157,538	310,350

Total Common Stocks (Cost $7,568,418)		6,667,701

	Shares	Value
Short-Term Investments 3.1%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 0.05% (d)	12,966,989	$12,966,989

Unaffiliated Investment Company 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (d)(e)	16,131,060	16,131,060

Total Short-Term Investments (Cost $29,098,049)		29,098,049

Total Investments (Cost $826,609,505)	101.9%	947,490,165
Other Assets, Less Liabilities	(1.9)	(18,057,382)
Net Assets	100.0%	$929,432,783

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $29,806,706; the total market value of collateral held by the Portfolio was $30,598,577. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,467,517 (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Current yield as of June 30, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$850,153,624	$—	$850,153,624
Convertible Preferred Stocks	61,570,791	—	—	61,570,791

Total Convertible Securities	61,570,791	850,153,624	—	911,724,415

Common Stocks	6,667,701	—	—	6,667,701
Short-Term Investments
Affiliated Investment Company	12,966,989	—	—	12,966,989
Unaffiliated Investment Company	16,131,060	—	—	16,131,060

Total Short-Term Investments	29,098,049	—	—	29,098,049

Total Investments in Securities	$97,336,541	$850,153,624	$—	$947,490,165

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $813,642,516) including securities on loan of $29,806,706	$934,523,176
Investment in affiliated investment company, at value (identified cost $12,966,989)	12,966,989
Receivables:
Investment securities sold	3,719,513
Dividends and interest	2,236,303
Portfolio shares sold	423,207
Securities lending	6,809
Other assets	4,713

Total assets	953,880,710

Liabilities
Cash collateral received for securities on loan	16,131,060
Payables:
Investment securities purchased	6,810,200
Portfolio shares redeemed	821,513
Manager (See Note 3)	435,244
NYLIFE Distributors (See Note 3)	157,350
Shareholder communication	38,794
Professional fees	33,227
Custodian	8,834
Trustees	1,118
Accrued expenses	10,587

Total liabilities	24,447,927

Net assets	$929,432,783

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$65,079
Additional paid-in capital	735,238,222

735,303,301
Total distributable earnings (loss)	194,129,482

Net assets	$929,432,783

Initial Class
Net assets applicable to outstanding shares	$151,983,101

Shares of beneficial interest outstanding	10,556,015

Net asset value per share outstanding	$14.40

Service Class
Net assets applicable to outstanding shares	$769,867,160

Shares of beneficial interest outstanding	53,991,374

Net asset value per share outstanding	$14.26

Service 2 Class
Net assets applicable to outstanding shares	$7,582,522

Shares of beneficial interest outstanding	531,753

Net asset value and offering price per share outstanding	$14.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,349,974
Dividends-unaffiliated	1,886,679
Dividends-affiliated	169,124
Securities lending	119,467

Total income	6,525,244

Expenses
Manager (See Note 3)	2,603,174
Distribution/Service—Service Class (See Note 3)	899,006
Distribution/Service—Service 2 Class (See Note 3)	9,285
Professional fees	66,435
Shareholder communication	42,809
Custodian	16,872
Trustees	11,198
Miscellaneous	18,277

Total expenses	3,667,056

Net investment income (loss)	2,858,188

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	73,762,091
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(29,076,636)

Net realized and unrealized gain (loss) on investments	44,685,455

Net increase (decrease) in net assets resulting from operations	$47,543,643

16	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,858,188	$6,608,388
Net realized gain (loss) on investments	73,762,091	34,946,367
Net change in unrealized appreciation (depreciation) on investments	(29,076,636)	131,357,026

Net increase (decrease) in net assets resulting from operations	47,543,643	172,911,781

Distributions to shareholders:
Initial Class	(846,190)	(19,421,628)
Service Class	(2,659,470)	(70,027,704)
Service 2 Class	(16,334)	(608,113)

Total distributions to shareholders	(3,521,994)	(90,057,445)

Capital share transactions:
Net proceeds from sale of shares	77,127,900	127,439,644
Net asset value of shares issued to shareholders in reinvestment of distributions	3,521,994	90,057,445
Cost of shares redeemed	(156,567,361)	(111,848,379)

Increase (decrease) in net assets derived from capital share transactions	(75,917,467)	105,648,710

Net increase (decrease) in net assets	(31,895,818)	188,503,046

Net Assets
Beginning of period	961,328,601	772,825,555

End of period	$929,432,783	$961,328,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.60		$12.31	$13.29	$12.28	$11.86	$13.41

Net investment income (loss) (a)	0.05		0.13	0.17	0.18	0.19	0.14

Net realized and unrealized gain (loss) on investments	0.82		2.56	(0.41)	1.28	1.18	(0.32)

Total from investment operations	0.87		2.69	(0.24)	1.46	1.37	(0.18)

Less distributions:

From net investment income	(0.07)		(0.20)	(0.23)	(0.23)	(0.47)	(0.36)

From net realized gain on investments	—		(1.20)	(0.51)	(0.22)	(0.48)	(1.01)

Total distributions	(0.07)		(1.40)	(0.74)	(0.45)	(0.95)	(1.37)

Net asset value at end of period	$14.40		$13.60	$12.31	$13.29	$12.28	$11.86

Total investment return (b)	6.41%		22.46%	(2.27%)	11.99%	12.07%	(1.33%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.83	% ††	0.94%	1.24%	1.40%	1.59%	1.08%

Net expenses (c)	0.61	% ††	0.61%	0.61%	0.62%	0.64%	0.62%

Portfolio turnover rate	31%		26%	43%	34%	39%	58%

Net assets at end of period (in 000’s)	$151,983		$202,104	$177,136	$227,285	$162,462	$142,942

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.47		$12.21	$13.18	$12.18	$11.77	$13.32

Net investment income (loss) (a)	0.04		0.09	0.13	0.15	0.16	0.11

Net realized and unrealized gain (loss) on investments	0.80		2.53	(0.40)	1.26	1.17	(0.32)

Total from investment operations	0.84		2.62	(0.27)	1.41	1.33	(0.21)

Less distributions:

From net investment income	(0.05)		(0.16)	(0.19)	(0.19)	(0.44)	(0.33)

From net realized gain on investments	—		(1.20)	(0.51)	(0.22)	(0.48)	(1.01)

Total distributions	(0.05)		(1.36)	(0.70)	(0.41)	(0.92)	(1.34)

Net asset value at end of period	$14.26		$13.47	$12.21	$13.18	$12.18	$11.77

Total investment return (b)	6.28%		22.15%	(2.52%)	11.72%	11.79%	(1.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.59	% ††	0.69%	0.99%	1.15%	1.35%	0.84%

Net expenses (c)	0.86	% ††	0.86%	0.86%	0.87%	0.89%	0.87%

Portfolio turnover rate	31%		26%	43%	34%	39%	58%

Net assets at end of period (in 000’s)	$769,867		$752,670	$592,673	$565,974	$476,926	$460,883

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,			April 26, 2016^ through December 31,

Service 2 Class	2020*	2019	2018	2017	2016

Net asset value at beginning of period	$13.47	$12.21	$13.18	$12.18	$11.63

Net investment income (loss) (a)	0.03	0.08	0.12	0.14	0.11

Net realized and unrealized gain (loss) on investments	0.80	2.53	(0.40)	1.26	1.04

Total from investment operations	0.83	2.61	(0.28)	1.40	1.15

Less distributions:

From net investment income	(0.04)	(0.15)	(0.18)	(0.18)	(0.12)

From net realized gain on investments	—	(1.20)	(0.51)	(0.22)	(0.48)

Total distributions	(0.04)	(1.35)	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$14.26	$13.47	$12.21	$13.18	$12.18

Total investment return (b)	6.22%	22.03%	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.48%††	0.56%	0.88%	1.05%	1.33%††

Net expenses (c)	0.96%††	0.96%	0.96%	0.97%	1.00%††

Portfolio turnover rate	31%	26%	43%	34%	39%

Net assets at end of period (in 000’s)	$7,583	$6,555	$3,016	$2,179	$797

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service 2 Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or

21

Notes to Financial Statements (Unaudited) (continued)

liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

22	MainStay VP MacKay Convertible Portfolio

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of

23

Notes to Financial Statements (Unaudited) (continued)

the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $29,806,706; the total market value of collateral held by the Portfolio was $30,598,577. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $14,467,517 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $16,131,060.

(I)  Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.58%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,603,174 and paid the Subadvisor in the amount of $1,301,587.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or

24	MainStay VP MacKay Convertible Portfolio

procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended June 30, 2020, all associated fees were paid by the Manager.

(D)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$56,751	$163,020	$(206,804)	$—	$—	$12,967	$169	$—	12,967

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$837,369,293	$177,837,417	$(67,716,545)	$110,120,872

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$22,040,458	$68,016,987

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

25

Notes to Financial Statements (Unaudited) (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $271,615 and $301,144, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	261,329	$3,496,607
Shares issued to shareholders in reinvestment of distributions	67,628	846,190
Shares redeemed	(4,631,144)	(59,985,221)

Net increase (decrease)	(4,302,187)	$(55,642,424)

Year ended December 31, 2019:
Shares sold	560,120	$7,679,603
Shares issued to shareholders in reinvestment of distributions	1,470,789	19,421,628
Shares redeemed	(1,557,410)	(21,416,483)

Net increase (decrease)	473,499	$5,684,748

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	5,244,317	$69,054,812
Shares issued to shareholders in reinvestment of distributions	212,464	2,659,470
Shares redeemed	(7,338,552)	(93,095,632)

Net increase (decrease)	(1,881,771)	$(21,381,350)

Year ended December 31, 2019:
Shares sold	8,523,095	$116,039,790
Shares issued to shareholders in reinvestment of distributions	5,357,066	70,027,704
Shares redeemed	(6,555,192)	(89,395,608)

Net increase (decrease)	7,324,969	$96,671,886

Service 2 Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	325,893	$4,576,481
Shares issued to shareholders in reinvestment of distributions	1,263	16,334
Shares redeemed	(282,027)	(3,486,508)

Net increase (decrease)	45,129	$1,106,307

Year ended December 31, 2019:
Shares sold	268,924	$3,720,251
Shares issued to shareholders in reinvestment of distributions	46,583	608,113
Shares redeemed	(75,955)	(1,036,288)

Net increase (decrease)	239,552	$3,292,076

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

26	MainStay VP MacKay Convertible Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

28	MainStay VP MacKay Convertible Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of policyowners of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products or policies issued by other insurance companies. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Product is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781608	MSVPC10-08/20 (NYLIAC) NI512

MainStay VP MacKay Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date[2]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Initial Class Shares	1/29/1993	6.75%	18.44%	11.38%	13.21%	0.72%
Service Class Shares	6/5/2003	6.62	18.15	11.10	12.93	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[4]	9.81%	23.28%	15.89%	17.23%

S&P 500® Index[5]	-3.08	7.51	10.73	13.99
Morningstar Large Growth Category Average[6]	7.84	17.34	12.84	15.12

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the bar chart and table reflect the Subadvisors and strategies in place during their respective time periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,067.50	$3.70	$1,021.28	$3.62	0.72%

Service Class Shares	$1,000.00	$1,066.20	$4.98	$1,020.04	$4.87	0.97%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Growth Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Software	21.4%

Internet & Direct Marketing Retail	10.4

Technology Hardware, Storage & Peripherals	8.9

Interactive Media & Services	8.7

IT Services	8.4

Biotechnology	7.1

Semiconductors & Semiconductor Equipment	6.9

Health Care Providers & Services	5.5

Specialty Retail	2.9

Equity Real Estate Investment Trusts	2.1

Entertainment	1.8

Life Sciences Tools & Services	1.7

Automobiles	1.5

Aerospace & Defense	1.4

Media	1.4

Road & Rail	1.1

Pharmaceuticals	1.0

Electronic Equipment, Instruments & Components	0.9

Food & Staples Retailing	0.9

Multiline Retail	0.9

Capital Markets	0.7

Professional Services	0.7

Exchange-Traded Fund	0.6

Hotels, Restaurants & Leisure	0.6

Beverages	0.5

Health Care Equipment & Supplies	0.5

Health Care Technology	0.3

Household Products	0.3

Personal Products	0.3

Textiles, Apparel & Luxury Goods	0.3

Oil, Gas & Consumable Fuels	0.2

Air Freight & Logistics	0.1

Short-Term Investment	0.1

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Visa, Inc., Class A

7.	UnitedHealth Group, Inc.

8.	NVIDIA Corp.

9.	Mastercard, Inc., Class A

10.	Adobe, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay Growth Portfolio returned 6.75% for Initial Class shares and 6.62% for Service Class shares. Over the same period, both share classes underperformed the 9.81% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and outperformed the –3.08% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes underperformed the 7.84% return of the Morningstar Large Growth Category Average.1

During the reporting period, were there any liquidity events that materially impacted the Fund’s performance?

With the 11-year equity bull market abruptly ending due to the social and economic impact of the COVID-19 pandemic, global equity markets were subject to extreme volatility and correlation during the reporting period. While the CBOE Volatility Index came down after peaking on March 16th, volatility still remained elevated as uncertainties around reopening plans and vaccine/treatment progress persisted. This general market environment, with high volatility and frequent oscillation between positive and negative sentiments, did present occasional liquidity challenges, requiring us to be particularly prudent in terms of trade implementation and risk management. However, during the reporting period, we did not see liquidity events meaningfully impact the Portfolio’s performance.

What factors affected the Portfolio’s relative performance during the reporting period?

Both during and after the steep market decline that occurred in March 2020, growth-oriented stocks outperformed their value-oriented counterparts, accentuating a multi-year trend. Investors regarded familiar large-cap growth stocks as “safe,” while shunning cheaper stocks in areas such as energy, financials and industrials. Consequently, the spread2 between the Russell 1000® Growth Index and the Russell 1000® Value Index widened to historic levels. Value-oriented investment vehicles experienced major drawdowns during the first quarter of 2020. The Portfolio’s momentum-based stock selection signals, which capture historical price trends, performed well during the first quarter, mitigating some of the headwinds from value, but momentum-driven investments were subject to a sharp, volatile sell-off during the second quarter amid market inflection. Quality and profitability signals mitigated downside risk, particularly during the March market downturn. However, hedge fund sentiment proved an ineffective indicator as the hedge fund community had a challenging time coping with market turmoil. In short, the reporting period did not present a conducive environment for stock selection. Nevertheless, the Portfolio fared better than the underlying model as diversification and risk management with respect to style mitigated some downside risk.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the materials and consumer staples sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the technology, consumer discretionary, and health care sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included Internet & direct marketing retailer Amazon.com, systems software developer Microsoft and consumer electronics maker Apple. During the same period, the most significant detractors from absolute performance were cruise line operator Norwegian Cruise Line Holdings, life & health insurer Athene Holding and aerospace & defense contractor Boeing.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in shares of electric car maker Tesla, while its largest increased position size was in software developer Microsoft Corporation. During the same period, the Portfolio’s largest full sale was its position in semiconductor maker Texas Instruments, while its largest decreased position size was in enterprise software and services provider Oracle.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the Russell 1000® Growth Index, the Portfolio’s most substantial exposure increases during the reporting period were in the industrials and communication services sectors.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay Growth Portfolio

Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in the consumer staples and financials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Growth Index were in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held its most substantially underweight positions relative to the Index in the consumer staples and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 1.4%
Lockheed Martin Corp.	20,204	$7,372,844
Northrop Grumman Corp.	5,255	1,615,597

		8,988,441

Air Freight & Logistics 0.1%
XPO Logistics, Inc. (a)	11,110	858,247

Automobiles 1.5%
Tesla, Inc. (a)	9,259	9,997,961

Beverages 0.5%
Coca-Cola Co.	23,197	1,036,442
PepsiCo., Inc.	18,492	2,445,752

		3,482,194

Biotechnology 7.1%
AbbVie, Inc.	110,924	10,890,518
Alexion Pharmaceuticals, Inc. (a)	16,050	1,801,452
Alkermes PLC (a)	94,753	1,838,682
Amgen, Inc.	36,390	8,582,946
Biogen, Inc. (a)	15,564	4,164,148
Exelixis, Inc. (a)	153,412	3,642,001
Gilead Sciences, Inc.	37,528	2,887,404
Incyte Corp. (a)	41,835	4,349,585
Moderna, Inc. (a)	12,006	770,905
Regeneron Pharmaceuticals, Inc. (a)	9,964	6,214,049
United Therapeutics Corp. (a)	14,621	1,769,141
Vertex Pharmaceuticals, Inc. (a)	498	144,574

		47,055,405

Capital Markets 0.7%
LPL Financial Holdings, Inc.	45,290	3,550,736
Moody’s Corp.	3,397	933,258
S&P Global, Inc.	884	291,260

		4,775,254

Electronic Equipment, Instruments & Components 0.9%
Jabil, Inc.	110,641	3,549,363
Tech Data Corp. (a)(b)	16,680	2,418,600

		5,967,963

Entertainment 1.8%
Activision Blizzard, Inc.	22,512	1,708,661
Electronic Arts, Inc. (a)	24,671	3,257,806
Lions Gate Entertainment Corp., Class B (a)	131,687	899,422

	Shares	Value
Entertainment (continued)
Netflix, Inc. (a)	11,290	$5,137,402
Roku, Inc. (a)	4,546	529,745

		11,533,036

Equity Real Estate Investment Trusts 2.1%
American Tower Corp.	18,357	4,746,019
Equinix, Inc.	7,240	5,084,652
SBA Communications Corp.	12,742	3,796,096

		13,626,767

Food & Staples Retailing 0.9%
Costco Wholesale Corp.	5,565	1,687,364
Kroger Co.	23,136	783,153
Sprouts Farmers Market, Inc. (a)	132,129	3,381,181

		5,851,698

Health Care Equipment & Supplies 0.5%
West Pharmaceutical Services, Inc.	14,521	3,298,736

Health Care Providers & Services 5.5%
AmerisourceBergen Corp.	38,184	3,847,802
Anthem, Inc.	16,408	4,314,976
Cardinal Health, Inc.	80,503	4,201,452
DaVita, Inc. (a)	17,119	1,354,798
Humana, Inc.	11,664	4,522,716
McKesson Corp.	28,525	4,376,305
UnitedHealth Group, Inc.	47,293	13,949,070

		36,567,119

Health Care Technology 0.3%
Cerner Corp.	11,334	776,946
Veeva Systems, Inc., Class A (a)	5,967	1,398,784

		2,175,730

Hotels, Restaurants & Leisure 0.6%
Domino’s Pizza, Inc.	11,213	4,142,531

Household Products 0.3%
Procter & Gamble Co.	18,679	2,233,448

Interactive Media & Services 8.7%
Alphabet, Inc. (a)
Class A	9,538	13,525,361
Class C	11,369	16,071,332
Facebook, Inc., Class A (a)	122,525	27,821,752

		57,418,445

10	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Internet & Direct Marketing Retail 10.4%
Amazon.com, Inc. (a)	18,605	$51,327,846
Booking Holdings, Inc. (a)	3,795	6,042,930
eBay, Inc.	100,199	5,255,438
Etsy, Inc. (a)	25,483	2,707,059
Qurate Retail, Inc., Series A (a)	392,183	3,725,739

		69,059,012

IT Services 8.4%
Accenture PLC, Class A	11,501	2,469,495
Akamai Technologies, Inc. (a)	40,935	4,383,729
Booz Allen Hamilton Holding Corp.	13,148	1,022,783
CACI International, Inc., Class A (a)	475	103,018
DXC Technology Co.	113,701	1,876,066
GoDaddy, Inc., Class A (a)	53,148	3,897,343
Leidos Holdings, Inc.	38,214	3,579,505
Mastercard, Inc., Class A	45,036	13,317,145
PayPal Holdings, Inc. (a)	54,098	9,425,495
Twilio, Inc., Class A (a)	4,779	1,048,608
Visa, Inc., Class A	75,599	14,603,459

		55,726,646

Life Sciences Tools & Services 1.7%
Bruker Corp.	7,208	293,222
Charles River Laboratories International, Inc. (a)	18,555	3,235,064
IQVIA Holdings, Inc. (a)	29,232	4,147,436
PRA Health Sciences, Inc. (a)	37,000	3,599,730
Thermo Fisher Scientific, Inc.	265	96,020

		11,371,472

Media 1.4%
Altice U.S.A., Inc., Class A (a)	120,167	2,708,564
Charter Communications, Inc., Class A (a)	12,605	6,429,055
Interpublic Group of Cos., Inc.	7,626	130,862

		9,268,481

Multiline Retail 0.9%
Dollar General Corp.	30,045	5,723,873

Oil, Gas & Consumable Fuels 0.2%
HollyFrontier Corp.	42,497	1,240,912

Personal Products 0.3%
Herbalife Nutrition, Ltd. (a)	41,597	1,871,033
Nu Skin Enterprises, Inc., Class A	9,531	364,370

		2,235,403

	Shares	Value
Pharmaceuticals 1.0%
Eli Lilly and Co.	15,650	$2,569,417
Merck & Co., Inc.	52,701	4,075,368

		6,644,785

Professional Services 0.7%
CoreLogic, Inc.	14,208	955,062
ManpowerGroup, Inc.	51,959	3,572,181

		4,527,243

Road & Rail 1.1%
Old Dominion Freight Line, Inc.	21,879	3,710,460
Schneider National, Inc., Class B	68,954	1,701,095
Union Pacific Corp.	9,325	1,576,578

		6,988,133

Semiconductors & Semiconductor Equipment 6.9%
Advanced Micro Devices, Inc. (a)	14,925	785,204
Applied Materials, Inc.	88,121	5,326,914
Broadcom, Inc.	28,215	8,904,936
Inphi Corp. (a)	6,761	794,418
KLA Corp.	25,425	4,944,654
Lam Research Corp.	9,400	3,040,524
NVIDIA Corp.	35,928	13,649,407
QUALCOMM, Inc.	90,381	8,243,651
SolarEdge Technologies, Inc. (a)	1,886	261,739

		45,951,447

Software 21.4%
Adobe, Inc. (a)	25,601	11,144,371
Alteryx, Inc., Class A (a)	2,350	386,058
Anaplan, Inc. (a)	5,806	263,070
Atlassian Corp. PLC, Class A (a)	25,790	4,649,163
Autodesk, Inc. (a)	21,615	5,170,092
CDK Global, Inc.	75,948	3,145,766
Coupa Software, Inc. (a)	2,964	821,147
Dropbox, Inc., Class A (a)	167,813	3,653,289
Fair Isaac Corp. (a)	9,750	4,075,890
Fortinet, Inc. (a)	32,085	4,404,308
Intuit, Inc.	15,214	4,506,235
Microsoft Corp.	329,028	66,960,488
Oracle Corp.	13,521	747,306
Palo Alto Networks, Inc. (a)	19,929	4,577,093
Proofpoint, Inc. (a)	35,337	3,926,647
RingCentral, Inc., Class A (a)	3,414	973,024
salesforce.com, Inc. (a)	35,935	6,731,704
ServiceNow, Inc. (a)	17,399	7,047,639
SS&C Technologies Holdings, Inc.	27,988	1,580,762
Synopsys, Inc. (a)	6,436	1,255,020
Workday, Inc., Class A (a)	9,196	1,722,963
Zendesk, Inc. (a)	5,072	449,024

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Zoom Video Communications, Inc., Class A (a)	13,598	$3,447,637

		141,638,696

Specialty Retail 2.9%
AutoZone, Inc. (a)	2,530	2,854,144
Best Buy Co., Inc.	44,799	3,909,609
Home Depot, Inc.	9,609	2,407,150
Lowe’s Cos., Inc.	6,995	945,164
O’Reilly Automotive, Inc. (a)	11,741	4,950,827
Tractor Supply Co.	32,730	4,313,487

		19,380,381

Technology Hardware, Storage & Peripherals 8.9%
Apple, Inc.	162,323	59,215,430

Textiles, Apparel & Luxury Goods 0.3%
NIKE, Inc., Class B	18,079	1,772,646

Total Common Stocks (Cost $499,131,998)		658,717,535

Exchange-Traded Fund 0.6%
iShares Russell 1000 Growth ETF	21,045	4,039,588

Total Exchange-Traded Fund (Cost $3,711,462)		4,039,588

	Shares	Value
Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.05% (c)	802,691	$802,691

Total Short-Term Investment (Cost $802,691)		802,691

Total Investments (Cost $503,646,151)	100.1%	663,559,814
Other Assets, Less Liabilities	(0.1)	(403,689)

Net Assets	100.0%	$663,156,125

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, the total market value of fair valued securities was $2,418,600, which represented less than one tenth percent of the Portfolio’s net assets.

(c)	Current yield as of June 30, 2020.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$656,298,935	$2,418,600	$—	$658,717,535
Exchange-Traded Fund	4,039,588	—	—	4,039,588
Short-Term Investment
Affiliated Investment Company	802,691	—	—	802,691

Total Investments in Securities	$661,141,214	$2,418,600	$—	$663,559,814

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $502,843,460)	$662,757,123
Investment in affiliated investment company, at value (identified cost $802,691)	802,691
Receivables:
Dividends	210,761
Portfolio shares sold	4,900
Securities lending	6
Other assets	3,342

Total assets	663,778,823

Liabilities
Payables:
Manager (See Note 3)	371,567
Portfolio shares redeemed	174,462
Shareholder communication	32,020
Professional fees	21,394
NYLIFE Distributors (See Note 3)	10,693
Custodian	8,416
Trustees	833
Accrued expenses	3,313

Total liabilities	622,698

Net assets	$663,156,125

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,058
Additional paid-in capital	427,648,702

427,667,760
Total distributable earnings (loss)	235,488,365

Net assets	$663,156,125

Initial Class
Net assets applicable to outstanding shares	$610,798,442

Shares of beneficial interest outstanding	17,532,170

Net asset value per share outstanding	$34.84

Service Class
Net assets applicable to outstanding shares	$52,357,683

Shares of beneficial interest outstanding	1,525,407

Net asset value per share outstanding	$34.32

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$3,479,414
Dividends-affiliated	635
Securities lending	49

Total income	3,480,098

Expenses
Manager (See Note 3)	2,222,224
Distribution/Service—Service Class (See Note 3)	63,294
Professional fees	45,391
Shareholder communication	32,850
Custodian	16,435
Trustees	7,955
Miscellaneous	11,990

Total expenses	2,400,139

Net investment income (loss)	1,079,959

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	11,754,141
Net change in unrealized appreciation (depreciation) on unaffiliated investments	28,262,130

Net realized and unrealized gain (loss) on investments	40,016,271

Net increase (decrease) in net assets resulting from operations	$41,096,230

14	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,079,959	$3,500,855
Net realized gain (loss) on investments	11,754,141	63,339,088
Net change in unrealized appreciation (depreciation) on investments	28,262,130	95,862,626

Net increase (decrease) in net assets resulting from operations	41,096,230	162,702,569

Distributions to shareholders:
Initial Class	—	(56,327,914)
Service Class	—	(4,862,710)

Total distributions to shareholders	—	(61,190,624)

Capital share transactions:
Net proceeds from sale of shares	6,624,651	116,738,533
Net asset value of shares issued to shareholders in reinvestment of distributions	—	61,190,624
Cost of shares redeemed	(92,767,413)	(84,449,310)

Increase (decrease) in net assets derived from capital share transactions	(86,142,762)	93,479,847

Net increase (decrease) in net assets	(45,046,532)	194,991,792

Net Assets
Beginning of period	708,202,657	513,210,865

End of period	$663,156,125	$708,202,657

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$32.64		$27.74	$30.87	$23.90	$26.09		$29.42

Net investment income (loss) (a)	0.06		0.18	0.19	0.19	0.09		0.04

Net realized and unrealized gain (loss) on investments	2.14		7.77	(1.10)	7.05	(0.02)		0.58

Total from investment operations	2.20		7.95	(0.91)	7.24	0.07		0.62

Less distributions:

From net investment income	—		(0.19)	(0.21)	(0.07)	(0.04)		—

From net realized gain on investments	—		(2.86)	(2.01)	(0.20)	(2.22)		(3.95)

Total distributions	—		(3.05)	(2.22)	(0.27)	(2.26)		(3.95)

Net asset value at end of period	$34.84		$32.64	$27.74	$30.87	$23.90		$26.09

Total investment return (b)	6.74	%(c)	30.01%	(4.24%)	30.41%	0.40%		2.58%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.35	%††	0.56%	0.60%	0.71%	0.35	%(d)	0.15%

Net expenses (e)	0.72	%††	0.72%	0.73%	0.74%	0.76	%(f)	0.73%

Portfolio turnover rate	97%		156%	127%	141%	177%		112%

Net assets at end of period (in 000’s)	$610,798		$652,081	$461,537	$525,483	$337,401		$370,679

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.77%.

16	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$32.19		$27.38	$30.50	$23.62	$25.83		$29.24

Net investment income (loss) (a)	0.02		0.10	0.11	0.12	0.02		(0.03)

Net realized and unrealized gain (loss) on investments	2.11		7.66	(1.10)	6.97	(0.01)		0.57

Total from investment operations	2.13		7.76	(0.99)	7.09	0.01		0.54

Less distributions:

From net investment income	—		(0.09)	(0.12)	(0.01)	—		—

From net realized gain on investments	—		(2.86)	(2.01)	(0.20)	(2.22)		(3.95)

Total distributions	—		(2.95)	(2.13)	(0.21)	(2.22)		(3.95)

Net asset value at end of period	$34.32		$32.19	$27.38	$30.50	$23.62		$25.83

Total investment return (b)	6.62%		29.69%	(4.48%)	30.09%	0.15%		2.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.11	%††	0.32%	0.35%	0.46%	0.10	%(c)	(0.09%)

Net expenses (d)	0.97	%††	0.97%	0.98%	0.99%	1.01	%(e)	0.98%

Portfolio turnover rate	97%		156%	127%	141%	177%		112%

Net assets at end of period (in 000’s)	$52,358		$56,122	$51,674	$66,735	$58,448		$63,846

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MacKay Growth Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken

19

Notes to Financial Statements (Unaudited) (continued)

or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the

20	MainStay VP MacKay Growth Portfolio

Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.69%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,222,224 and paid the Subadvisor in the amount of $1,111,112.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$—	$13,526	$(12,723)	$—	$—	$803	$1	$—	803

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$505,786,803	$162,975,088	$(5,202,077)	$157,773,011

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$11,411,163	$49,779,461

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the

21

Notes to Financial Statements (Unaudited) (continued)

Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $631,100 and $716,820, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	241,001	$6,303,305
Shares redeemed	(2,689,316)	(85,674,293)

Net increase (decrease)	(2,448,315)	$(79,370,988)

Year ended December 31, 2019:
Shares sold	3,740,349	$115,915,029
Shares issued to shareholders in reinvestment of distributions	1,922,384	56,327,914
Shares redeemed	(2,322,580)	(73,800,486)

Net increase (decrease)	3,340,153	$98,442,457

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	10,952	$321,346
Shares redeemed	(228,804)	(7,093,120)

Net increase (decrease)	(217,852)	$(6,771,774)

Year ended December 31, 2019:
Shares sold	27,093	$823,504
Shares issued to shareholders in reinvestment of distributions	168,134	4,862,710
Shares redeemed	(339,306)	(10,648,824)

Net increase (decrease)	(144,079)	$(4,962,610)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

22	MainStay VP MacKay Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust ; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

24	MainStay VP MacKay Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity

Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781610	MSVPCG10-08/20 (NYLIAC) NI513

MainStay VP CBRE Global Infrastructure Portfolio

(Formerly MainStay VP Cushing® Renaissance Advantage Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	5/1/2015	–21.35%	–27.23%	–7.91%	–8.38%	1.28%
Service Class Shares	5/1/2015	–21.45	–27.41	–8.13	–8.60	1.53

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

FTSE Global Infrastructure 50/50 Index[4]	–13.30%	–8.02%	5.47%	4.18%
S&P 500® Index[5]	–3.08	7.51	10.73	10.22
Morningstar Infrastructure Category Average[6]	–11.74	–6.10	4.18	2.38

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Portfolio has selected the FTSE Global Core Infrastructure 50/50 Index as its primary benchmark as a replacement for the Standard & Poor’s 500® Index (“S&P 500® Index”) because it believes that the FTSE Global Core Infrastructure 50/50 Index is more reflective of its current investment style. The FTSE Global Core Infrastructure 50/50 Index is a market-capitalization weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
5.

The S&P 500® Index is the Portfolio’s previous benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Infrastructure Category Average is representative of funds that invest primarily more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$786.50	$6.00	$1,018.15	$6.77	1.35%

Service Class Shares	$1,000.00	$785.50	$8.21	$1,015.66	$9.27	1.85%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of June 30, 2020 (Unaudited)

United States	57.4%

Italy	7.4

Spain	6.6

United Kingdom	5.8

Australia	5.2

Canada	5.0

France	3.7

Portugal	2.1

Mexico	1.9

Germany	1.6

Japan	1.4

Singapore	1.2

Hong Kong	0.8

New Zealand	0.8

Other Assets, Less Liabilities	-0.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Crown Castle International Corp.

2.	American Electric Power Co., Inc.

3.	NextEra Energy, Inc.

4.	American Tower Corp.

5.	Enel S.p.A.
6.	National Grid PLC

7.	Vinci S.A.

8.	FirstEnergy Corp.

9.	Cellnex Telecom S.A.

10.	Cheniere Energy, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank and Saket Kumar of Cushing® Asset Management, LP (“Cushing”), the Portfolio’s former Subadvisor, and portfolio managers T. Ritson Ferguson, CFA, Jeremy Anagnos, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Clarion Securities, LLC (“CBRE”), the Portfolio’s current Subadvisor.

How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP CBRE Global Infrastructure Portfolio returned –21.35% for Initial Class shares and –21.45% for Service Class shares. Over the same period, both share classes underperformed the –13.30% return of the FTSE Global Core Infrastructure 50/50 Index, which became the Portfolio’s primary benchmark effective February 28th, and the –3.08% performance of the S&P 500® Index, which is the Portfolio’s previous benchmark. Both share classes also underperformed the –11.74% return of the Morningstar Infrastructure Category Average.1

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2020, several changes to the Portfolio were made. The Portfolio was renamed MainStay VP CBRE Global Infrastructure Portfolio and the Portfolio’s principal investment strategies, investment process and principal risks were modified, among other changes. Also, effective that date, Cushing was removed as Subadvisor and Jerry V. Swank and Saket Kumar were removed as portfolio managers of the Portfolio. As of that same date, CBRE was added as Subadvisor and T. Ritson Ferguson, Jeremy Anagnos, Daniel Foley and Hinds Howard were added as portfolio managers of the Portfolio. For more information about these changes, refer to the supplement dated December 13, 2019.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Cushing

The Cushing team subadvised the Portfolio from January 1, 2020 through February 28, 2020. This portion of the reporting period saw the equity market begin to decline in reaction to the spreading COVID-19 pandemic. Those events weighed on the Portfolio’s performance. Energy sector stocks were particularly weak because of the expectation for a reduction in oil demand.

What factors affected the Portfolio’s relative performance during the reporting period?

Cushing

From January 1 through February 28, 2020, the Portfolio’s performance relative to the S&P 500® Index, which was its primary benchmark at the time, was undermined by declining energy commodity prices. The Portfolio invested primarily in energy stocks while the S&P 500® is a diversified index.

CBRE

The CBRE team subadvised the Portfolio from February 29, 2020 through June 30, 2020. During this portion of the reporting period, the Portfolio outperformed the FTSE Global Core Infrastructure 50/50 Index due to both positive stock selection and sector allocation. The Portfolio’s thematic positioning toward communications stocks and renewable-focused utilities positively contributed to relative performance. Moreover, the Portfolio increased exposure to both those sectors during the reporting period, which also benefited performance. Interaction with our private market infrastructure colleagues at CBRE reinforced our view that these subsectors offered attractive valuations and stable growth.

During the reporting period, which subsectors were the strongest contributors to the Portfolio’s performance, and which subsectors were particularly weak?

Cushing

From January 1 through February 28, 2020, the subsectors making the strongest contributions to the Portfolio’s performance were utilities, engineering & construction (“E&C”), and industrials. (Contributions take weightings and total returns into account.) These subsectors had the most defensive names and least energy exposure. The weakest contributors to the Portfolio’s performance were subsectors with more energy and cyclical exposure, namely exploration & production (“E&P”), transportation and oil services.

CBRE

From February 29, 2020 through June 30, 2020, overweight exposure to European utilities relative to the FTSE Global Core Infrastructure 50/50 Index provided the strongest positive contribution to the Portfolio’s performance. Underweight exposure to the lagging emerging markets region also contributed positively to relative performance. Overweight exposure to the communications subsector further bolstered relative performance as communications companies were well positioned to benefit from the pandemic-related increase in remote working. Conversely, overweight exposure to the transportation sub-sector in continental Europe provided the weakest contribution to the Portfolio’s relative performance. Transportation stocks, including airports and toll roads, experienced significant declines in demand due to quarantine measures and travel restrictions.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP CBRE Global Infrastructure Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Cushing

From January 1 through February 28, 2020, the Portfolio’s top performer was global engineering company Jacobs Engineering. Other positive contributors included renewable generation company Clearway Energy and diversified industrial firm Eaton. The most significant detractor from the Portfolio’s performance during the same period was liquefied natural gas shipper GasLog Partners, which cut their dividend. Also detracting from performance were shares in E&P company Diamondback Energy and refiner Valero Energy, which were down on declining oil demand expectations.

CBRE

From February 29, 2020 through June 30, 2020, two of the largest positive contributors to the Portfolio’s absolute performance were communications sector holdings Cellnex and Equinix. Cellnex, a Spain-based tower operator, continued to acquire tower assets in Europe from mobile operators and appeared positioned to become a leader in Europe. Equinix is a U.S.-based owner of data centers globally. The company saw robust demand as data storage requirements increased with more cloud-based storage activity. The demand for improved connectivity in the midst of the pandemic drove notable gains in several other Portfolio holdings as well, including mobile communications tower companies Crown Castle International and American Tower.

The most significant detractor from the Portfolio’s absolute performance during the same period was Fraport, a German airport company operating Frankfurt Airport. Airport travel halted in Europe in March 2020, and the time frame for the resumption of travel remains uncertain. Nonetheless, we retained the Portfolio’s position in the company as we believe it has sufficient liquidity to withstand this period, and further believe that the sharp sell-off in the company’s stock was overdone. Vinci, a French toll road concession operator, was another significant detractor from absolute performance. The Portfolio retained its holdings in the company as we expect toll road traffic to recover quickly after the pandemic recedes, at which time people are likely to choose car travel over other forms of transport. In addition, toll roads have higher margins and generate higher cash levels than airports.

Did the Portfolio make any significant purchases or sales during the reporting period?

Cushing

The Portfolio sold its position in liquid natural gas shipper Gaslog Partners during the period following the company’s decision to cut its dividend. There were no other trades during the period Cushing managed the Portfolio.

CBRE

From February 29, 2020 through June 30, 2020, the Portfolio increased the size of its positions in American Tower, mentioned above, and NextEra Energy, a Florida-based utility that is the largest renewable developer in the United States. We see American Tower benefiting from increased data transmission growth, while NextEra Energy is well positioned to continue to deliver renewable generation projects due to its scale. During the same period, the Portfolio sold its entire position in Enbridge, a midstream company owning natural gas assets, and Public Service Enterprises Group (PSEG), a New Jersey-based utility operating power generation assets. In our opinion, Enbridge may see decreased gas volumes in its pipelines due to reduced producer activity; the company also faces significant project risks. PEG’s revenue stream appears vulnerable to lower commodity prices.

How did the Portfolio’s sector/subsector weightings change during the reporting period?

Cushing

There were no trades impacting relative sector positioning during the period Cushing managed the Portfolio.

CBRE

From February 29, 2020 through June 30, 2020, the Portfolio increased its exposure to the utilities and communications sectors, while decreasing exposure to railroad, toll roads and airports. Utilities are benefiting from the global drive to reduce carbon emissions through investment in renewable generation assets. Communications infrastructure is proving resilient as the secular growth in data is accelerating in the stay-at-home work environment prompted by the pandemic. Transportation assets are experiencing lower volumes due to reduced travel and activity globally. Airports are under significant pressure as travel restrictions have halted activity, and uncertainty remains as to when either business or leisure air travel will resume.

9

How was the Portfolio positioned at the end of the reporting period?

CBRE

As of June 30, 2020, the Portfolio held overweight sector positions relative to the FTSE Global Core Infrastructure 50/50 Index in communications and utilities, both of which we believe are set to benefit from stable earnings due to secular themes. Communications infrastructure provides the necessary assets to support secular data growth. Utilities are investing significant amounts for the next decade to facilitate the world’s transition to cleaner energy and decarbonization through renewable generation. As of the same date, the Portfolio held an underweight position in the airport subsector, which is directly exposed to pandemic-related travel restrictions. The Portfolio also holds underweight exposure to railroad infrastructure as we believe volumes for both passenger and freight trains are likely to remain depressed.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP CBRE Global Infrastructure Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 97.7% †
Australia 5.2%
APA Group (Utilities)	27,431	$211,229
Atlas Arteria, Ltd. (Transportation)	155,391	713,551
Sydney Airport (Transportation)	22,411	87,870
Transurban Group (Transportation)	17,173	167,696

		1,180,346

Canada 5.0%
Fortis, Inc. (Utilities)	12,200	463,970
Pembina Pipeline Corp. (Midstream / Pipelines)	8,700	217,500
TC Energy Corp. (Midstream / Pipelines) (a)	10,500	448,586

		1,130,056

France 3.7%
Vinci S.A. (Transportation)	9,186	844,733

Germany 1.6%
Fraport A.G. Frankfurt Airport Services Worldwide (Transportation) (b)	8,190	356,868

Hong Kong 0.8%
CK Infrastructure Holdings, Ltd. (Utilities)	36,000	185,481

Italy 7.4%
Atlantia S.p.A. (Transportation) (b)	19,105	306,415
Enel S.p.A. (Utilities)	100,441	865,316
Infrastrutture Wireless Italiane S.p.A (Communications)	10,338	103,523
Terna Rete Elettrica Nazionale S.p.A. (Utilities)	58,086	398,798

		1,674,052

Japan 1.4%
Chubu Electric Power Co., Inc. (Utilities)	25,000	314,457

Mexico 1.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation) (b)	21,800	101,324

Promotora Y Operadora de Infraestructura S.A.B. de C.V. (Transportation) (b)	44,800	323,538

		424,862

New Zealand 0.8%
Infratil, Ltd. (Diversified Property Holdings)	60,924	184,449

Portugal 2.1%
EDP—Energias de Portugal S.A. (Utilities)	102,606	489,339

Singapore 1.2%
NetLink NBN Trust (Communications)	386,198	270,396

	Shares	Value

Spain 6.6%
Cellnex Telecom S.A. (Communications)	13,540	824,085
Ferrovial S.A. (Transportation)	8,592	228,449
Iberdrola S.A. (Utilities)	18,893	218,825
Red Electrica Corp. S.A. (Utilities) (a)	11,799	219,934

		1,491,293

United Kingdom 5.8%
National Grid PLC (Utilities)	69,434	850,235
United Utilities Group PLC (Utilities)	40,350	454,517

		1,304,752

United States 54.2%
AES Corp. (Utilities)	19,600	284,004
Alliant Energy Corp. (Utilities)	7,000	334,880
Ameren Corp. (Utilities)	9,200	647,312
American Electric Power Co., Inc. (Utilities)	12,100	963,644
American Tower Corp. (Communications)	3,386	875,416
Atmos Energy Corp. (Utilities)	5,900	587,522
Cheniere Energy, Inc. (Midstream / Pipelines) (b)	15,400	744,128
CMS Energy Corp. (Utilities)	6,300	368,046
Crown Castle International Corp. (Communications)	5,980	1,000,753
Edison International (Utilities)	11,400	619,134
Equinix, Inc. (Communications)	973	683,338
Essential Utilities, Inc. (Utilities)	15,000	633,600
Exelon Corp. (Utilities)	18,000	653,220
FirstEnergy Corp. (Utilities)	21,700	841,526
Kinder Morgan, Inc. (Midstream / Pipelines)	27,400	415,658
NextEra Energy, Inc. (Utilities)	3,700	888,629
NiSource, Inc. (Utilities)	10,600	241,044
Norfolk Southern Corp. (Transportation)	3,000	526,710
Sempra Energy (Utilities)	3,500	410,305
Union Pacific Corp. (Transportation)	3,200	541,024

		12,259,893

Total Common Stocks (Cost $22,967,693)		22,110,977

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Short-Term Investments 3.2%
Affiliated Investment Company 3.2%
United States 3.2%
MainStay U.S. Government Liquidity Fund, 0.05% (c)	718,900	718,900

Unaffiliated Investment Company 0.0% ‡
United States 0.0% ‡
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (c)(d)	8,624	8,624

Total Short-Term Investments (Cost $727,524)		727,524

Total Investments (Cost $23,695,217)	100.9%	22,838,501
Other Assets, Less Liabilities	(0.9)	(205,116)
Net Assets	100.0%	$22,633,385
†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $212,167; the total market value of collateral held by the Portfolio was $226,161. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $217,537 (See Note 2(J)).

(b)	Non-income producing security.
(c)	Current yield as of June 30, 2020.
(d)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Australia	$—	$1,180,346	$—	$1,180,346
France	—	844,733	—	844,733
Germany	—	356,868	—	356,868
Hong Kong	—	185,481	—	185,481
Italy	—	1,674,052	—	1,674,052
Japan	—	314,457	—	314,457
New Zealand	—	184,449	—	184,449
Portugal	—	489,339	—	489,339
Singapore	—	270,396	—	270,396
Spain	—	1,491,293	—	1,491,293
United Kingdom	—	1,304,752	—	1,304,752
All Other Countries	13,814,811	—	—	13,814,811

Total Common Stocks	13,814,811	8,296,166	—	22,110,977

Short-Term Investments
Affiliated Investment Company	718,900	—	—	718,900
Unaffiliated Investment Company	8,624	—	—	8,624

Total Short-Term Investments	727,524	—	—	727,524

Total Investments in Securities	$14,542,335	$8,296,166	$—	$22,838,501

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP CBRE Global Infrastructure Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The table below sets forth the diversification of the Portfolio’s investments by sector.

Sector Diversification

	Value	Percent†
Communications	$3,757,511	16.6%
Diversified Property Holdings	184,449	0.8
Midstream / Pipelines	1,825,872	8.1
Transportation	4,198,178	18.5
Utilities	12,144,967	53.7

	22,110,977	97.7
Short-Term Investment	727,524	3.2
Other Assets, Less Liabilities	(205,116)	-0.9

Net Assets	$22,633,385	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $22,976,317) including securities on loan of $212,167	$22,119,601
Investment in affiliated investment company, at value (identified cost $718,900)	718,900
Cash denominated in foreign currencies (identified cost $16,052)	16,016
Receivables:
Portfolio shares sold	109,560
Dividends	52,025
Securities lending	338
Investment securities sold	60
Other assets	1,766

Total assets	23,018,266

Liabilities
Cash collateral received for securities on loan	8,624
Payables:
Investment securities purchased	324,117
Professional fees	27,718
Shareholder communication	10,997
Manager (See Note 3)	6,725
NYLIFE Distributors (See Note 3)	3,796
Portfolio shares redeemed	1,259
Trustees	34
Accrued expenses	1,611

Total liabilities	384,881

Net assets	$22,633,385

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,624
Additional paid-in capital	61,368,452

61,372,076
Total distributable earnings (loss)	(38,738,691)

Net assets	$22,633,385

Initial Class
Net assets applicable to outstanding shares	$4,404,941

Shares of beneficial interest outstanding	698,906

Net asset value per share outstanding	$6.30

Service Class
Net assets applicable to outstanding shares	$18,228,444

Shares of beneficial interest outstanding	2,924,629

Net asset value per share outstanding	$6.23

14	MainStay Xxxx Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$337,656
Dividends-affiliated	10,423
Securities lending	539
Interest	344

Total income	348,962

Expenses
Manager (See Note 3)	93,472
Professional fees	48,873
Shareholder communication	28,778
Distribution/Service—Service Class (See Note 3)	23,157
Custodian	12,425
Trustees	245
Miscellaneous	3,457

Total expenses before waiver/reimbursement	210,407
Expense waiver/reimbursement from Manager (See Note 3)	(30,015)

Net expenses	180,392

Net investment income (loss)	168,570

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,830,896)
Foreign currency transactions	(16,730)

Net realized gain (loss) on investments and foreign currency transactions	(4,847,626)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(274,245)
Translation of other assets and liabilities in foreign currencies	40

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(274,205)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5,121,831)

Net increase (decrease) in net assets resulting from operations	$(4,953,261)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $15,885.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$168,570	$162,670
Net realized gain (loss) on investments and foreign currency transactions	(4,847,626)	(17,318,501)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(274,205)	28,106,125

Net increase (decrease) in net assets resulting from operations	(4,953,261)	10,950,294

Capital share transactions:
Net proceeds from sale of shares	6,905,364	9,220,180
Cost of shares redeemed	(3,125,100)	(109,177,848)

Increase (decrease) in net assets derived from capital share transactions	3,780,264	(99,957,668)

Net increase (decrease) in net assets	(1,172,997)	(89,007,374)

Net Assets

Beginning of period	23,806,382	112,813,756

End of period	$22,633,385	$23,806,382

16	MainStay Xxxx Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30, 2020*		Year ended December 31,							May 1, 2015^ through December 31,
Initial Class			2019		2018		2017		2016	2015

Net asset value at beginning of period	$8.01		$7.61		$10.52		$9.75		$7.59	$10.00

Net investment income (loss) (a)	0.08		0.03		(0.07)		(0.05)		0.00 ‡	0.04

Net realized and unrealized gain (loss) on investments	(1.78)		0.37		(2.84)		0.82		2.18	(2.40)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.00	)‡	(0.00	) ‡	0.00 ‡	(0.00	)‡

Total from investment operations	(1.71)		0.40		(2.91)		0.77		2.18	(2.36)

Less distributions:

From net investment income	—		—		—		—		(0.02)	(0.05)

Net asset value at end of period	$6.30		$8.01		$7.61		$10.52		$9.75	$7.59

Total investment return (b)	(21.35%)		5.26	% (c)	(27.66	%) (c)	7.90%		28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54	% ††	0.33%		(0.66%)		(0.49%)		0.06%	0.60	% ††

Net expenses (d)	1.35	% ††	1.21%		1.21%		1.31%		1.38%	1.35	% ††

Expenses (before waiver/reimbursement) (d)	1.72	% ††	1.21%		1.21%		1.31%		1.38%	1.35	% ††

Portfolio turnover rate	119%		119%		162%		116%		356%	122	% (e)

Net assets at end of period (in 000’s)	$4,405		$1,009		$90,681		$158,846		$71,036	$58,364

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Service Class	Six months ended June 30, 2020*		Year ended December 31,							May 1, 2015^ through December 31,
			2019		2018		2017		2016	2015

Net asset value at beginning of period	$7.93		$7.55		$10.47		$9.73		$7.59	$10.00

Net investment income (loss) (a)	0.05		0.01		(0.09)		(0.07)		(0.02)	0.02

Net realized and unrealized gain (loss) on investments	(1.74)		0.37		(2.83)		0.81		2.18	(2.39)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00	‡	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00	)‡

Total from investment operations	(1.70)		0.38		(2.92)		0.74		2.16	(2.37)

Less distributions:

From net investment income	—		—		—		—		(0.02)	(0.04)

Net asset value at end of period	$6.23		$7.93		$7.55		$10.47		$9.73	$7.59

Total investment return (b)	(21.44	%)(c)	5.03	%(c)	(27.89	%)(c)	7.61	%(c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.63	%††	0.11%		(0.91%)		(0.74%)		(0.37%)	0.37	%††

Net expenses (d)	1.85	%††	1.62%		1.46%		1.56%		1.64%	1.60	%††

Expenses (before waiver/reimbursement) (d)	2.15	%††	1.62%		1.46%		1.56%		1.64%	1.60	%††

Portfolio turnover rate	119%		119%		162%		116%		356%	122	%(e)

Net assets at end of period (in 000’s)	$18,228		$22,798		$22,133		$32,457		$26,714	$5,927

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

18	MainStay Xxxx Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (formerly known as MainStay VP Cushing® Renaissance Advantage Portfolio) (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

20	MainStay VP CBRE Global Infrastructure Portfolio

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)   Income Taxes.   The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

21

Notes to Financial Statements (Unaudited) (continued)

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I) Foreign Currency Transactions. The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses —at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $212,167; the total market value of collateral held by the Portfolio was $226,161. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $217,537 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $8,624.

(K)  Foreign Securities and MLP Risk.  Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of the Portfolio’s investments in foreign securities. Foreign securities may also subject the Portfolio’s investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risks.

MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that

22	MainStay VP CBRE Global Infrastructure Portfolio

may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3—Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Fund’s subadvisor changed effective February 28, 2020 due to the termination of Cushing® Asset Management, LP as the Portfolio’s subadvisor and the appointment of CBRE Clarion Securities LLC (“CBRE Clarion” or “Subadvisor) as the Portfolio’s subadvisor. CBRE Clarion, a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CBRE Clarion, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2020, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio’s average daily net assets.

Prior to February 28, 2020, the Portfolio paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.10% up to $500 million; and 1.05% in excess of $500 million. During the six-month period ended June 30, 2020, the effective management fee rate was 0.94%.

Effective February 28, 2020, New York Life Investment has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial and Service Class shares do not exceed 0.95% and 1.20% of the Portfolio’s average daily net assets, respectively. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $93,472 and waived fees/reimbursed expenses in the amount of $30,015 and paid Cushing® Asset Management, LP and CBRE Clarion $19,681 and $12,047, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$4,217	$8,933	$(12,431)	$—	$—	$719	$10	$—	719

23

Notes to Financial Statements (Unaudited) (continued)

Note 4—Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$23,020,378	$780,057	$(961,934)	$(181,877)

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $34,463,477, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$31,698	$2,765

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$—

Note 5—Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6—Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate

(“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7—Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8—Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $30,228 and $22,647, respectively.

Note 9—Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	627,407	$3,922,997
Shares redeemed	(54,368)	(345,777)

Net increase (decrease)	573,039	$3,577,220

Year ended December 31, 2019:
Shares sold	319,036	$2,706,401
Shares redeemed	(12,113,453)	(102,131,699)

Net increase (decrease)	(11,794,417)	$(99,425,298)

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	487,829	$2,982,367
Shares redeemed	(436,607)	(2,779,323)

Net increase (decrease)	51,222	$203,044

Year ended December 31, 2019:
Shares sold	795,233	$6,513,779
Shares redeemed	(852,807)	(7,046,149)

Net increase (decrease)	(57,574)	$(532,370)

Note 10—Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which

24	MainStay VP CBRE Global Infrastructure Portfolio

provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11—Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12—Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

At meetings held on December 10-11, 2019, the Board considered and approved submitting the following proposals (“Proposals”) to shareholders of the Portfolio at a special meeting held on February 18, 2020 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement between New York Life Investments and CBRE Clarion with respect to the Portfolio; and
2.

To approve an amendment to the Portfolio’s fundamental investment restriction related to industry concentration from investments in the industry or group of industries that constitute the energy sector to investments in the securities of issuers conducting their business activities in the infrastructure group of industries.

On or about January 6, 2020, shareholders of record of the Portfolio as of the close of business on December 19, 2019 were sent a proxy statement containing further information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolio were asked to consider and approve the Proposals. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to either attend the Special Meeting in person or by proxy to authorize and instruct New York Life Investments how to vote their respective shares.

The results of the Proposals were as follows:

1.	To approve a new subadvisory agreement between New York Life Investments and CBRE Clarion with respect to the Portfolio; and

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Total

2,584,038.178	138,959.588	264,720.234	2,987,718.000

2.

To approve an amendment to the Portfolio’s fundamental investment restriction related to industry concentration from investments in the industry or group of industries that constitute the energy sector to investments in the securities of issuers conducting their business activities in the infrastructure group of industries.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Total

2,562,954.488	47,666.731	377,096.781	2,987,718.000

The Special Meeting was held on February 18, 2020, and both Proposals passed. Effective February 28, 2020, CBRE Clarion serves as the subadvisor to the Portfolio.

25

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

26	MainStay VP CBRE Global Infrastructure Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

27

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781612	MSVPCRA10-08/20 (NYLIAC) NI514

MainStay VP Small Cap Growth Portfolio

(Formerly MainStay VP Eagle Small Cap Growth Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	0.33%	5.42%	7.42%	9.03%	0.85%
Service Class Shares	2/17/2012	0.21	5.15	7.16	8.76	1.10

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Russell 2000® Growth Index[4]	–3.06%	3.48%	6.86%	10.64%
Morningstar Small Growth Category Average[5]	–0.10	4.46	8.28	10.36

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2020. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,003.30	$4.23	$1,020.64	$4.27	0.85%

Service Class Shares	$1,000.00	$1,002.10	$5.48	$1,019.39	$5.52	1.10%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Software	11.7%

Biotechnology	6.6

Semiconductors & Semiconductor Equipment	6.2

IT Services	5.2

Life Sciences Tools & Services	4.7

Commercial Services & Supplies	4.5

Health Care Equipment & Supplies	4.5

Health Care Providers & Services	3.7

Diversified Consumer Services	3.3

Aerospace & Defense	3.0

Capital Markets	2.9

Hotels, Restaurants & Leisure	2.7

Machinery	2.7

Equity Real Estate Investment Trusts	2.6

Insurance	2.6

Pharmaceuticals	2.4

Chemicals	2.3

Diversified Telecommunication Services	2.1

Health Care Technology	2.1

Entertainment	1.9

Internet & Direct Marketing Retail	1.9

Electrical Equipment	1.8

Food Products	1.7%

Professional Services	1.7

Banks	1.3

Trading Companies & Distributors	1.3

Specialty Retail	1.2

Building Products	1.0

Electronic Equipment, Instruments & Components	1.0

Auto Components	0.9

Household Durables	0.9

Multiline Retail	0.8

Road & Rail	0.8

Food & Staples Retailing	0.6

Leisure Products	0.5

Media	0.5

Consumer Finance	0.4

Energy Equipment & Services	0.2

Interactive Media & Services	0.2

Short-Term Investments	4.3

Other Assets, Less Liabilities	–0.7

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Bright Horizons Family Solutions, Inc.

2.	Catalent, Inc.

3.	Zynga, Inc., Class A

4.	Charles River Laboratories International, Inc.

5.	Genpact, Ltd.
6.	Waste Connections, Inc.

7.	GCI Liberty, Inc., Class A

8.	Entegris, Inc.

9.	Goosehead Insurance, Inc., Class A

10.	Hain Celestial Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s former Subadvisor, Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s current Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory LLC (“Brown Advisory”), the Portfolio’s other current Subadvisor.

How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Small Cap Growth Portfolio returned 0.33% for Initial Class shares and 0.21% for Service Class shares. Over the same period, both share classes outperformed the –3.06% return of the Russell 2000® Growth Index, which is the Portfolio’s broad-based securities-market index, and the –0.10% return of the Morningstar Small Growth Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

Eagle

Eagle Asset Management, Inc. subadvised the Portfolio from January 1, 2020 through April 30, 2020. This portion of the reporting period saw unprecedented volatility throughout the capital markets, with the stock market experiencing one of its steepest declines on record. However, towards the end of this portion of the reporting period, the government began to take swift action through both monetary and massive fiscal stimulus to dampen the economic blow.

SBH

Segall Bryant & Hamill, LLC co-subadvised the Portfolio from May 1, 2020 through June 30, 2020. During this portion of the reporting period, equity markets remained highly volatile, rising with a snapback rally as market participants looked optimistically to the future despite the economy entering a severe recession.

Brown Advisory

Brown Advisory LLC co-subadvised the Portfolio from May 1, 2020 through June 30, 2020. During this portion of the reporting period, the COVID-19 pandemic deeply affected the U.S. economy and equity markets. The pandemic did not, however, have an impact on the Portfolio’s liquidity.

What factors affected the Portfolio’s relative performance during the reporting period?

Eagle

From January 1 through April 30, 2020, the Portfolio saw positive returns relative to the Russell 2000® Growth Index due in large part to the Eagle team’s success in identifying several secular growth trends prior to the onset of the pandemic. Although the team did not forecast the severity of the economic fallout from the pandemic, they did see a number of these trends accelerate rapidly, with most appearing to have considerable staying power. These trends included cloud computing, work-from-home, telemedicine and remote learning.

SBH

From May 1 through June 30, 2020, the portion of the Portfolio subadvised by SBH outperformed the Russell 2000® Growth Index primarily due to security selection and sector allocation decisions.

Brown Advisory

From May 1 through June 30, 2020, the portion of the Portfolio subadvised by Brown Advisory outperformed the Russell 2000® Growth Index largely due to strong security selections despite the challenging investment environment we encountered. Our portfolio selection process focuses on characteristics we regard as higher “quality.” Lower quality characteristics, such as low share price, low return on equity, highly shorted, high leverage and unprofitable stocks led returns across most sectors during the second quarter of 2020. Such characteristics do not represent tailwinds for the portion of the Portfolio we manage and, in fact, are somewhat ill-suited to our strategy of seeking to outperform the benchmark.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2020, several changes to the Portfolio were made. The Portfolio was renamed MainStay VP Small Cap Growth Portfolio and the Portfolio’s principal investment strategies and principal risks were modified. Eagle, as subadvisor, was removed along with Bert L. Boksen, Eric Mintz and Christopher Sassouni as the portfolio managers. The new portfolio managers named were Brian C. Fitzsimons and Mitch S. Begun of SBH as well as Christopher A. Berrier and George Sakellaris of Brown Advisory, all co-subadvisors of the Portfolio. For more information about these changes, refer to the supplement dated March 19, 2020.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Eagle

Although all sectors saw negative returns on an absolute basis from January 1 through April 30, 2020, strong stock selections in health care, consumer staples and information technology provided positive contributions to the Portfolio’s outperformance

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Small Cap Growth Portfolio

relative to the Russell 2000® Growth Index. (Contributions take weightings and total returns into account.) Slightly overweight exposure relative to the benchmark in the materials and energy sectors detracted most from the Portfolio’s performance. Disappointing stock selections in real estate also dragged slightly on relative performance, but to a lesser degree.

SBH

Relative to the benchmark, the three sectors that contributed most to the performance of the portion of the Portfolio subadvised by SBH were information technology, financials and consumer discretionary. Conversely, the three sectors that detracted most were health care, materials and real estate.

Brown Advisory

The three sectors making the strongest contribution to the portion of the Portfolio subadvised by Brown Advisory relative to the Russell 2000® Growth Index were information technology, consumer discretionary and financials. Within the information technology sector, most of the Portfolio’s outperformance was the result of stock selection. The three weakest-contributing sectors were industrials, health care and consumer staples. Within the industrials sector most of the relatively weak performance was the result of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Eagle

The leading individual contributors to the Portfolio’s absolute performance from January 1 through April 30, 2020 included telemedicine provider Teladoc, fast-casual chicken wing restaurant chain Wingstop and biotechnology company Acceleron Pharma. Teladoc saw shares rise sharply as the firm’s unique value proposition rose to the forefront of the health care industry, enabling patients and physicians to connect virtually in an environment in which physical contact was heavily restricted. Wingstop reported very strong comparable same-store sales and earnings. Their business model is very well suited for digital ordering and delivery, both of which combined to drive the strong performance. Shares in Acceleron Pharma jumped as the firm’s Phase-2 drug candidate for patients with severe pulmonary arterial hypertension successfully met both primary clinical endpoints. Another notably positive contributor to performance, real-time communications platform Everbridge, benefited as the firm’s platform was used by states and local governments to alert their constituents of important issues via alerts and text messages throughout the COVID-19 pandemic.

During the same portion of the reporting period, the stocks that detracted most from the Portfolio’s absolute performance included casino gaming manufacturer Everi, aerospace control system manufacturer Woodward and real estate investment trust (“REIT”) Seritage Growth Properties. Everi performed poorly as widespread, pandemic-related closures of casinos swept across the United States, weighing heavily on shares. Woodward saw shares fall as the firm’s previously announced strategic acquisition of an aerospace composite components producer was sidelined, while sudden demand slowdowns weighed on the key business segments. Seritage Growth Properties suffered as social distancing and stay-at-home orders brought consumer foot traffic to a standstill, undermining the firm’s efforts to attract retail tenants.

SBH

The three strongest performing holdings in the portion of the Portfolio subadvised by SBH included value retailer Ollie’s Bargain Outlet Holdings, information technology services provider Globant and independent insurance agency Goosehead Insurance. Shares in all three companies rose as they reported strong results during the second quarter of 2020 despite concerns that the COVID-19 pandemic would create material headwinds to growth.

The stocks that detracted most from absolute performance were consulting services firm Huron Consulting Group, medical device company Cardiovascular Systems and aerospace & defense technology provider Mercury Systems. Huron’s two primary end markets, hospitals and education, were severely disrupted by the pandemic. Cardiovascular Systems faced difficulties as elective medical procedures slowed materially. Mercury Systems underperformed after a period of strength as the market digested previous gains.

Brown Advisory

The three strongest performing holdings in the portion of the Portfolio subadvised by Brown Advisory included online marketplace Etsy, student-first connected learning platform Chegg, and contract provider of laboratory testing and research services Charles River Laboratories International. Etsy’s stock surged due to increased demand across its platform as consumers shifted to online spending during the pandemic. The company attracted new customers and saw increased purchase frequency across existing customers. Chegg reported earnings that encouraged investors and supported our investment thesis that the company should benefit from the shift to online learning. They experienced a reacceleration in subscriber growth and issued strong guidance. Following a steep sell-off in March 2020, Charles River Laboratories stock experienced a robust rebound as its pre-clinical research activities proved resilient in the face of the pandemic.

9

The stocks that detracted most from absolute performance were inpatient rehabilitation hospital owner and operator Encompass Health, fertility benefits provider Progyny and biotechnology product developer Iovance Biotherapeutics. Stock in Encompass Health lagged due to the potential lingering effects of the pandemic on inpatient rehabilitation admissions, and concerns regarding the possibility of changes in policy priorities resulting from the upcoming U.S. election. Progyny shares lost ground despite robust revenue growth and high customer retention rates. We remained confident in the company’s differentiated approach to plan design, member support and active network management, which we believe drive better clinical outcomes and lower costs. Iovance Biotherapeutics stock faltered as it consolidated recent gains.

Did the Portfolio make any significant purchases or sales during the reporting period?

Eagle

Significant purchases included shares of digital sports and gaming company DraftKings and cloud-based software provider Smartsheet. DraftKings appeared to be in an attractive position to capitalize on the secular trend toward increasing online sports betting and gaming. Smartsheet saw encouraging demand for their online work management platform from both federal agencies and health care companies amid the pandemic. Notable sales included casino entertainment and resort company Eldorado Resorts and human resources software developer Cornerstone OnDemand. We sold the Portfolio’s position in Eldorado Resorts to lower exposure to the casino and gaming industry during the global pandemic. We sold the Portfolio’s position in Cornerstone OnDemand after the company reported disappointing financial results and provided underwhelming future guidance in the wake of a questionable acquisition.

SBH

Significant new purchases included information technology services provider Endava and engineering consultant Tetra Tech. We believed Endava was well positioned to consistently grow its cash flows over time due to a strong competitive position in next-generation technology development. We were attracted to Tetra Tech’s leading position in the water services industry, where meaningful investments are needed to overhaul an outdated infrastructure.

Significant sales included positions in security software provider Zscaler and entertainment company Live Nation. Both were sold due to valuation concerns, as well as consideration of market capitalizations that had risen beyond the small-cap universe.

Brown Advisory

Significant purchases included Bruker Corporation, a supplier of high-end analytical instruments for life science research, and Inari Medical, a developer of differentiated devices for the removal of blood clots from the venous system. We believe Bruker stands to benefit from several initiatives and end-market developments have the potential to accelerate organic growth over the next few years. Inari Medical’s novel products are seeing rapid adoption by interventionists for the treatment of deep vein thrombosis and pulmonary embolism, markets that we estimate total approximately $5 billion worldwide and are only approximately 5% penetrated today.

Significant sales included the Portfolio’s position in Marvell Technology Group, a semiconductor provider of application-specific standard products, to reallocate the Portfolio’s capital into smaller-cap semiconductor ideas.

How did the Portfolio’s sector weightings change during the reporting period?

Eagle

From January 1 through April 30, 2020, the Portfolio increased the size of its overweight exposure to the consumer discretionary sector relative to the Russell 2000® Growth Index and increased its consumer staples exposure from slightly underweight to mildly overweight relative to the benchmark. During the same portion of the reporting period, the Portfolio significantly trimmed its relatively overweight exposure to the information technology sector and increased the degree of its underweight position in health care.

SBH

From May 1 through June 30, 2020, the portion of the Portfolio subadvised by SBH made its largest sector increases relative to the Russell 2000® Growth Index in industrials and financials, and its largest sector decreases relative to the benchmark in information technology and consumer discretionary.

Brown Advisory

From May 1 through June 30, 2020, the only notable change to the portion of the Portfolio subadvised by Brown Advisory was to a slight increase in health care exposure relative to the Russell 2000® Growth Index while still maintaining an underweight position in the sector.

10	MainStay VP Small Cap Growth Portfolio

How was the Portfolio positioned at the end of the reporting period?

Eagle

As of April 30, 2020, the Portfolio’s largest overweight positions relative to the Russell 2000® Growth Index were in the consumer discretionary and information technology sectors, while its most underweight positions were in real estate and health care.

SBH

As of June 30, 2020, the portion of the Portfolio subadvised by SBH held its largest overweight exposures relative to the Russell 2000® Growth Index in the financials and industrials sectors, while its most relatively underweight positions were in the health care and consumer staples sectors.

Brown Advisory

As of June 30, 2020, the portion of the Portfolio subadvised by Brown Advisory maintained underweight exposure relative to the Russell 2000® Growth Index in the technology and health care sectors. Both positions reflected our internal sector allocation framework. We believe that certain components of the market are gripped by momentum and exceptionally crowded. Accordingly, we seek to ensure that the Portfolio does not hold overweight exposure to those market segments. As of the same date, the portion of the Portfolio subadvised by Brown Advisory held relatively overweight exposure to the consumer sectors, but this exposure was trending downwards, and we believe our companies within those sectors are fairly well diversified.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 3.0%
AeroVironment, Inc. (a)	26,800	$2,134,084
BWX Technologies, Inc.	71,774	4,065,279
Hexcel Corp.	75,500	3,414,110
Mercury Systems, Inc. (a)	59,700	4,696,002

		14,309,475

Auto Components 0.9%
Fox Factory Holding Corp. (a)	49,900	4,122,239

Banks 1.3%
Bank OZK	44,000	1,032,680
Eagle Bancorp, Inc.	59,100	1,935,525
Prosperity Bancshares, Inc.	54,500	3,236,210

		6,204,415

Biotechnology 6.6%
Acceleron Pharma, Inc. (a)	20,500	1,953,035
Amicus Therapeutics, Inc. (a)	143,600	2,165,488
Biohaven Pharmaceutical Holding Co., Ltd. (a)	39,300	2,873,223
Blueprint Medicines Corp. (a)	63,003	4,914,234
Coherus Biosciences, Inc. (a)	41,800	746,548
Fate Therapeutics, Inc. (a)	54,110	1,856,514
Global Blood Therapeutics, Inc. (a)	24,800	1,565,624
Iovance Biotherapeutics, Inc. (a)	36,000	988,200
Natera, Inc. (a)	82,300	4,103,478
Neurocrine Biosciences, Inc. (a)	31,600	3,855,200
Turning Point Therapeutics, Inc. (a)	37,700	2,435,043
Twist Bioscience Corp. (a)	49,696	2,251,229
Xencor, Inc. (a)	68,100	2,205,759

		31,913,575

Building Products 1.0%
Trex Co., Inc. (a)	36,000	4,682,520

Capital Markets 2.9%
Ares Management Corp., Class A	107,600	4,271,720
Evercore, Inc., Class A	21,000	1,237,320
Focus Financial Partners, Inc., Class A (a)	62,800	2,075,540
Hamilton Lane, Inc., Class A	61,500	4,143,255
Houlihan Lokey, Inc.	39,102	2,175,635

		13,903,470

Chemicals 2.3%
Ingevity Corp. (a)	51,100	2,686,327
Innospec, Inc.	24,300	1,877,175
Livent Corp. (a)	165,200	1,017,632
PolyOne Corp.	76,300	2,001,349
Quaker Chemical Corp.	18,700	3,471,655

		11,054,138

	Shares	Value

Commercial Services & Supplies 4.5%
IAA, Inc. (a)	136,600	$5,268,662
MSA Safety, Inc.	23,428	2,681,100
Ritchie Brothers Auctioneers, Inc.	91,900	3,754,115
Tetra Tech, Inc.	22,082	1,747,278
Waste Connections, Inc.	85,854	8,052,247

		21,503,402

Consumer Finance 0.4%
LendingTree, Inc. (a)(b)	6,500	1,881,945

Diversified Consumer Services 3.3%
Bright Horizons Family Solutions, Inc. (a)	88,703	10,395,991
Chegg, Inc. (a)	79,745	5,363,649

		15,759,640

Diversified Telecommunication Services 2.1%
Cogent Communications Holdings, Inc.	34,400	2,661,184
GCI Liberty, Inc., Class A (a)	107,800	7,666,736

		10,327,920

Electrical Equipment 1.8%
Generac Holdings, Inc. (a)	46,800	5,706,324
TPI Composites, Inc. (a)	122,000	2,851,140

		8,557,464

Electronic Equipment, Instruments & Components 1.0%
Littelfuse, Inc.	10,100	1,723,363
Novanta, Inc. (a)	28,200	3,010,914

		4,734,277

Energy Equipment & Services 0.2%
Cactus, Inc., Class A	44,400	915,972

Entertainment 1.9%
Zynga, Inc., Class A (a)	950,600	9,068,724

Equity Real Estate Investment Trusts 2.6%
Americold Realty Trust	71,000	2,577,300
EastGroup Properties, Inc.	31,488	3,734,792
QTS Realty Trust, Inc., Class A	78,100	5,005,429
Terreno Realty Corp.	20,500	1,079,120

		12,396,641

Food & Staples Retailing 0.6%
Casey’s General Stores, Inc.	20,996	3,139,322

Food Products 1.7%
Hain Celestial Group, Inc. (a)	225,341	7,100,495
Simply Good Foods Co. (a)	65,400	1,215,132

		8,315,627

12	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies 4.5%
Cardiovascular Systems, Inc. (a)	71,600	$2,258,980
CONMED Corp.	33,500	2,411,665
Establishment Labs Holdings, Inc. (a)	69,980	1,307,226
Globus Medical, Inc., Class A (a)	86,200	4,112,602
Inari Medical, Inc. (a)	13,656	661,497
Integra LifeSciences Holdings Corp. (a)	65,500	3,077,845
LivaNova PLC (a)	30,300	1,458,339
Nevro Corp. (a)	10,242	1,223,612
OrthoPediatrics Corp. (a)	43,100	1,886,056
Silk Road Medical, Inc. (a)	73,100	3,062,159

		21,459,981

Health Care Providers & Services 3.7%
Addus HomeCare Corp. (a)	44,800	4,146,688
Amedisys, Inc. (a)	29,900	5,936,346
BioTelemetry, Inc. (a)	39,800	1,798,562
Encompass Health Corp.	30,200	1,870,286
HealthEquity, Inc. (a)	52,300	3,068,441
Progyny, Inc. (a)	48,662	1,255,966

		18,076,289

Health Care Technology 2.1%
Inspire Medical Systems, Inc. (a)	32,300	2,810,746
Omnicell, Inc. (a)	45,900	3,241,458
Phreesia, Inc. (a)	86,000	2,432,080
Tabula Rasa HealthCare, Inc. (a)(b)	26,700	1,461,291

		9,945,575

Hotels, Restaurants & Leisure 2.7%
Choice Hotels International, Inc.	20,700	1,633,230
Churchill Downs, Inc.	35,300	4,700,195
Shake Shack, Inc., Class A (a)	51,100	2,707,278
Vail Resorts, Inc.	10,000	1,821,500
Wingstop, Inc.	16,100	2,237,417

		13,099,620

Household Durables 0.9%
TopBuild Corp. (a)	36,900	4,198,113

Insurance 2.6%
AMERISAFE, Inc.	23,994	1,467,473
Goosehead Insurance, Inc., Class A (a)	95,300	7,162,748
Trupanion, Inc. (a)(b)	96,400	4,115,316

		12,745,537

Interactive Media & Services 0.2%
Eventbrite, Inc., Class A (a)	101,600	870,712

Internet & Direct Marketing Retail 1.9%
Etsy, Inc. (a)	41,699	4,429,685
MakeMyTrip, Ltd. (a)	169,300	2,593,676

	Shares	Value

Internet & Direct Marketing Retail (continued)
Revolve Group, Inc. (a)	62,200	$924,292
Stitch Fix, Inc., Class A (a)(b)	49,384	1,231,637

		9,179,290

IT Services 5.2%
Broadridge Financial Solutions, Inc.	18,600	2,347,134
Endava PLC, Sponsored ADR (a)	58,875	2,843,662
Evo Payments, Inc., Class A (a)	228,200	5,209,806
Genpact, Ltd.	231,200	8,443,424
MAXIMUS, Inc.	68,200	4,804,690
WEX, Inc. (a)	8,000	1,320,080

		24,968,796

Leisure Products 0.5%
Callaway Golf Co.	92,300	1,616,173
Clarus Corp.	84,593	979,587

		2,595,760

Life Sciences Tools & Services 4.7%
Adaptive Biotechnologies Corp. (a)	73,400	3,551,092
Bruker Corp.	41,175	1,674,999
Charles River Laboratories International, Inc. (a)	50,800	8,856,980
NeoGenomics, Inc. (a)	189,867	5,882,080
PRA Health Sciences, Inc. (a)	26,500	2,578,185

		22,543,336

Machinery 2.7%
ESCO Technologies, Inc.	13,200	1,115,796
IDEX Corp.	19,400	3,065,976
John Bean Technologies Corp.	53,500	4,602,070
Proto Labs, Inc. (a)	25,300	2,845,491
Woodward, Inc.	18,700	1,450,185

		13,079,518

Media 0.5%
New York Times Co., Class A	54,600	2,294,838

Multiline Retail 0.8%
Ollie’s Bargain Outlet Holdings, Inc. (a)	38,640	3,773,196

Pharmaceuticals 2.4%
Catalent, Inc. (a)	128,089	9,388,924
Pacira BioSciences, Inc. (a)	41,700	2,187,999

		11,576,923

Professional Services 1.7%
ASGN, Inc. (a)	37,600	2,507,168
Huron Consulting Group, Inc. (a)	61,300	2,712,525
Upwork, Inc. (a)	207,116	2,990,755

		8,210,448

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Road & Rail 0.8%
Knight-Swift Transportation Holdings, Inc.	34,200	$1,426,482
Saia, Inc. (a)	22,700	2,523,786

		3,950,268

Semiconductors & Semiconductor Equipment 6.2%
Entegris, Inc.	127,900	7,552,495
Inphi Corp. (a)	42,300	4,970,250
Lattice Semiconductor Corp. (a)	131,600	3,736,124
Monolithic Power Systems, Inc.	13,383	3,171,771
Onto Innovation, Inc. (a)	82,900	2,821,916
Power Integrations, Inc.	24,100	2,846,933
Silicon Laboratories, Inc. (a)	47,100	4,722,717

		29,822,206

Software 11.7%
Anaplan, Inc. (a)	43,300	1,961,923
Aspen Technology, Inc. (a)	16,783	1,738,887
Blackline, Inc. (a)	52,400	4,344,484
Dynatrace, Inc. (a)	113,800	4,620,280
Envestnet, Inc. (a)	68,800	5,059,552
Everbridge, Inc. (a)	17,400	2,407,464
Globant S.A. (a)	46,500	6,968,025
Guidewire Software, Inc. (a)	29,079	3,223,407
Mimecast, Ltd. (a)	135,100	5,628,266
Nuance Communications, Inc. (a)	136,000	3,441,480
PROS Holdings, Inc. (a)	69,501	3,087,929
RealPage, Inc. (a)	31,500	2,047,815
Workiva, Inc. (a)	110,800	5,926,692
Zendesk, Inc. (a)	39,000	3,452,670
Zuora, Inc., Class A (a)	209,500	2,671,125

		56,579,999

Specialty Retail 1.2%
National Vision Holdings, Inc. (a)	102,400	3,125,248
RH (a)	10,900	2,713,010

		5,838,258

Trading Companies & Distributors 1.3%
SiteOne Landscape Supply, Inc. (a)	55,600	6,336,732

Total Common Stocks (Cost $392,385,238)		463,936,161

	Shares	Value

Short-Term Investments 4.3%
Affiliated Investment Company 3.3%
MainStay U.S. Government Liquidity Fund, 0.05% (c)	15,887,212	$15,887,212

Unaffiliated Investment Company 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (c)(d)	4,891,709	4,891,709

Total Short-Term Investments (Cost $20,778,921)		20,778,921

Total Investments (Cost $413,164,159)	100.7%	484,715,082
Other Assets, Less Liabilities	(0.7)	(3,204,923)
Net Assets	100.0%	$481,510,159

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $8,405,898; the total market value of collateral held by the Portfolio was $8,557,791. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,666,082 (See Note 2(H)).

(c)	Current yield as of June 30, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

14	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$463,936,161	$—	$—	$463,936,161
Short-Term Investments
Affiliated Investment Company	15,887,212	—	—	15,887,212
Unaffiliated Investment Company	4,891,709	—	—	4,891,709

Total Short-Term Investments	20,778,921	—	—	20,778,921

Total Investments in Securities	$484,715,082	$—	$—	$484,715,082

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $397,276,947) including securities on loan of $8,405,898	$468,827,870
Investment in affiliated investment company, at value (identified cost $15,887,212)	15,887,212
Cash	34,142
Receivables:
Investment securities sold	3,932,883
Dividends	179,168
Securities lending	13,375
Portfolio shares sold	11,532
Other assets	2,242

Total assets	488,888,424

Liabilities
Cash collateral received for securities on loan	4,891,709
Payables:
Investment securities purchased	2,001,526
Manager (See Note 3)	316,022
Portfolio shares redeemed	89,508
NYLIFE Distributors (See Note 3)	24,121
Shareholder communication	23,618
Professional fees	23,317
Custodian	4,967
Trustees	433
Accrued expenses	3,044

Total liabilities	7,378,265

Net assets	$481,510,159

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,313
Additional paid-in capital	369,070,487

369,106,800
Total distributable earnings (loss)	112,403,359

Net assets	$481,510,159

Initial Class
Net assets applicable to outstanding shares	$363,036,196

Shares of beneficial interest outstanding	27,196,435

Net asset value per share outstanding	$13.35

Service Class
Net assets applicable to outstanding shares	$118,473,963

Shares of beneficial interest outstanding	9,116,834

Net asset value per share outstanding	$13.00

16	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,038,461
Securities lending	52,074
Dividends-affiliated	23,756

Total income	1,114,291

Expenses
Manager (See Note 3)	1,811,600
Distribution/Service—Service Class (See Note 3)	140,139
Professional fees	38,569
Shareholder communication	22,666
Custodian	9,418
Trustees	5,198
Miscellaneous	8,630

Total expenses	2,036,220

Net investment income (loss)	(921,929)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions

Net realized gain (loss) on:
Unaffiliated investment transactions	27,087,020
Foreign currency transactions	60

Net realized gain (loss) on investments and foreign currency transactions	27,087,080

Net change in unrealized appreciation (depreciation) on unaffiliated investments	(26,708,074)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	379,006

Net increase (decrease) in net assets resulting from operations	$(542,923)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $9,609.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(921,929)	$(1,914,324)
Net realized gain (loss) on investments and foreign currency transactions	27,087,080	15,222,386
Net change in unrealized appreciation (depreciation) on investments	(26,708,074)	75,200,132

Net increase (decrease) in net assets resulting from operations	(542,923)	88,508,194

Distributions to shareholders:
Initial Class	—	(35,509,408)
Service Class	—	(15,063,430)

Total distributions to shareholders	—	(50,572,838)

Capital share transactions:
Net proceeds from sale of shares	56,856,148	96,615,245
Net asset value of shares issued to shareholders in reinvestment of distributions	—	50,572,838
Cost of shares redeemed	(32,583,638)	(75,386,760)

Increase (decrease) in net assets derived from capital share transactions	24,272,510	71,801,323

Net increase (decrease) in net assets	23,729,587	109,736,679

Net Assets
Beginning of period	457,780,572	348,043,893

End of period	$481,510,159	$457,780,572

18	MainStay VP Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.31		$12.20	$14.09	$12.03	$11.53	$13.33

Net investment income (loss) (a)	(0.02)		(0.06)	(0.06)	(0.06)	(0.05)	(0.07)

Net realized and unrealized gain (loss) on investments	0.06		2.96	(1.04)	2.78	1.19	(0.09)

Total from investment operations	0.04		2.90	(1.10)	2.72	1.14	(0.16)

Less distributions:

From net realized gain on investments	—		(1.79)	(0.79)	(0.66)	(0.64)	(1.64)

Net asset value at end of period	$13.35		$13.31	$12.20	$14.09	$12.03	$11.53

Total investment return (b)	0.30	% (c)	25.59%	(8.88%)	22.83%	10.01%	(0.91%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.35	%) ††	(0.41%)	(0.40%)	(0.48%)	(0.41%)	(0.53%)

Net expenses (d)	0.85	% ††	0.85%	0.85%	0.85%	0.86%	0.85%

Portfolio turnover rate	86%		46%	41%	41%	36%	50%

Net assets at end of period (in 000’s)	$363,036		$332,474	$251,547	$312,106	$282,378	$319,580

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$12.97		$11.96	$13.87	$11.88	$11.42	$13.25

Net investment income (loss) (a)	(0.04)		(0.09)	(0.09)	(0.09)	(0.07)	(0.10)

Net realized and unrealized gain (loss) on investments	0.07		2.89	(1.03)	2.74	1.17	(0.09)

Total from investment operations	0.03		2.80	(1.12)	2.65	1.10	(0.19)

Less distributions:

From net realized gain on investments	—		(1.79)	(0.79)	(0.66)	(0.64)	(1.64)

Net asset value at end of period	$13.00		$12.97	$11.96	$13.87	$11.88	$11.42

Total investment return (b)	0.23	% (c)	25.28%	(9.11%)	22.53%	9.73%	(1.16%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.60	%) ††	(0.65%)	(0.64%)	(0.72%)	(0.66%)	(0.79%)

Net expenses (d)	1.10	% ††	1.10%	1.10%	1.10%	1.11%	1.10%

Portfolio turnover rate	86%		46%	41%	41%	36%	50%

Net assets at end of period (in 000’s)	$118,474		$125,306	$96,497	$90,887	$70,131	$71,135

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (formerly MainStay VP Eagle Small Cap Growth Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

20	MainStay VP Small Cap Growth Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

21

Notes to Financial Statements (Unaudited) (continued)

“more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into

repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $8,405,898; the total market value of collateral held by the Portfolio was $8,557,791. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $3,666,082 and cash collateral, which was invested into

22	MainStay VP Small Cap Growth Portfolio

the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $4,891,709.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2020, due to the termination of Eagle Asset Managment, Inc. as the Portfolio’s subadvisor and the appointment of Segall Bryant & Hamill, LLC (“SBH” or a “Subadvisor”) and Brown Advisory LLC (“Brown Advisory” or a “Subadvisor”, and together, with SBH, the “Subadvisors”), as the Portfolio’s subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the

Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.81% up to $1 billion and 0.785% in excess of $1 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.81%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,811,600 and paid Eagle Asset Management, SBH and Brown Advisory in the amounts of $605,574, $149,057 and $161,482, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$7,407	$122,033	$(113,553)	$—	$—	$15,887	$24	$—	15,887

23

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$413,524,213	$78,612,151	$(7,421,282)	$71,190,869

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$50,572,838

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $392,711 and $379,906, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	3,482,606	$46,582,849
Shares redeemed	(1,274,315)	(15,518,890)

Net increase (decrease)	2,208,291	$31,063,959

Year ended December 31, 2019:
Shares sold	5,034,102	$68,113,782
Shares issued to shareholders in reinvestment of distributions	3,010,535	35,509,408
Shares redeemed	(3,675,671)	(50,983,840)

Net increase (decrease)	4,368,966	$52,639,350

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	886,758	$10,273,299
Shares redeemed	(1,431,970)	(17,064,748)

Net increase (decrease)	(545,212)	$(6,791,449)

Year ended December 31, 2019:
Shares sold	2,098,915	$28,501,463
Shares issued to shareholders in reinvestment of distributions	1,309,425	15,063,430
Shares redeemed	(1,814,114)	(24,402,920)

Net increase (decrease)	1,594,226	$19,161,973

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new

24	MainStay VP Small Cap Growth Portfolio

disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

25

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited)

The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and Segall Bryant & Hamill, LLC (“SBH”) with respect to the MainStay VP Small Cap Growth Portfolio (“Portfolio”) and the Subadvisory Agreement between New York Life Investments and Brown Advisory LLC (“Brown Advisory”) with respect to the Portfolio (together, “New Subadvisory Agreements”), must be approved initially and, following an initial term of up to two years, are each subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its March 17-18, 2020 meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, approved each of the New Subadvisory Agreements for an initial two-year period.

At its March 17-18, 2020 meeting, the Board considered and approved New York Life Investments’ recommendations to terminate Eagle Asset Management, Inc. (“Eagle”) as the subadvisor to the Portfolio, to appoint SBH and Brown Advisory as subadvisors to the Portfolio, to approve the New Subadvisory Agreements, and to approve the related changes to the Portfolio’s principal investment strategies and name change (the “Repositioning”), all effective on or about May 1, 2020. The New Subadvisory Agreements provide that SBH and Brown Advisory will manage the assets of the Portfolio allocated to each of them by New York Life Investments from time to time, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Trust’s registration statement. The Board noted that the material terms of the New Subadvisory Agreements are substantially identical to the corresponding terms of the then-current subadvisory agreement with Eagle with respect to the Portfolio, but that the subadvisory fee schedule under the New Subadvisory Agreement with SBH includes a breakpoint with a fee that is lower than the subadvisory fee paid to Eagle under the then-current subadvisory agreement.

New York Life Investments proposed that SBH and Brown Advisory be appointed as the subadvisors to the Portfolio based on, among other things, the nature, extent and quality of the services SBH and Brown Advisory would be expected to provide to the Portfolio. After considering such factors, among others, and New York Life Investments’ rationale for the Repositioning and the New Subadvisory Agreements and following discussions with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to appoint SBH and Brown Advisory as subadvisors to the Portfolio in replacement of Eagle. In connection with their consideration of New York Life Investments’ recommendation to appoint SBH and Brown Advisory as subadvisors to the Portfolio, each to subadvise a portion of the Portfolio’s assets, the Trustees reviewed each of SBH’s and Brown Advisory’s qualifications to serve as the Portfolio’s subadvisors.

In reaching the decisions to approve the Repositioning and the New Subadvisory Agreements, the Board considered information furnished by New York Life Investments, SBH and Brown Advisory in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on March 17-18, 2020, as well as other information furnished to the Board and the Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of SBH and Brown Advisory that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and, when applicable, the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by each of SBH and Brown Advisory in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, that encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.

In considering the Repositioning and the New Subadvisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by each of SBH and Brown Advisory; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by each of SBH and Brown Advisory from its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to each of SBH and Brown Advisory and estimated overall total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to similar funds and accounts managed or subadvised by each of SBH and Brown Advisory and/or the peer funds identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on investment performance, management fees and total expenses.

26	MainStay VP Small Cap Growth Portfolio

The Board’s decisions to approve the Repositioning and the New Subadvisory Agreements were based on a consideration of the information provided to the Trustees throughout the year and in connection with its meeting held on March 17-18, 2020, such as a presentation from each of SBH and Brown Advisory personnel, including certain members of the proposed portfolio management team, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, SBH and Brown Advisory. The Board’s conclusions with respect to the Repositioning and the New Subadvisory Agreements may have also been based, in part, on New York Life Investments’ belief that each of SBH and Brown Advisory, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is qualified to serve as a subadvisor to the Portfolio. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreements are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval. The Board evaluated the information available to it with respect to each New Subadvisory Agreement separately, and its decision was made separately with respect to each New Subadvisory Agreement.

Nature, Extent and Quality of Services to be Provided by SBH and Brown Advisory

In considering the Repositioning and the New Subadvisory Agreements, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisors. The Board examined the nature, extent and quality of the investment advisory services that SBH and Brown Advisory proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to each of SBH and Brown Advisory:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by each of SBH and Brown Advisory;

•	New York Life Investments and each of SBH and Brown Advisory believe their compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws;
•	ability to attract and retain qualified investment professionals and investment in personnel to service and support the Portfolio;

•	portfolio construction and risk management processes;

•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by each of SBH and Brown Advisory.

Investment Performance

The Board considered the Portfolio’s investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and the New Subadvisory Agreements considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and prior discussions between the Portfolio’s current portfolio managers and the members of the Board’s Investment Committee. The Board further considered that shareholders may benefit from each of SBH’s and Brown Advisory’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.

The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that each of SBH and Brown Advisory currently manage a portfolio with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of these investment portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by SBH and Brown Advisory.

27

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

Also based on these considerations, the Board concluded that the selection of SBH and Brown Advisory as the subadvisors to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by SBH and Brown Advisory

The Board considered information provided by each of SBH and Brown Advisory with respect to the anticipated costs of the services to be provided by each of SBH and Brown Advisory under the New Subadvisory Agreements and the profits expected to be realized by each of SBH and Brown Advisory due to its relationship with the Portfolio. The Board considered that each of SBH’s and Brown Advisory’s subadvisory fees had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.

In evaluating the anticipated costs of the services to be provided by each of SBH and Brown Advisory and the profits expected to be realized by each of SBH and Brown Advisory, the Board considered, among other factors, SBH’s and Brown Advisory’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to each of SBH and Brown Advisory. The Board considered the financial resources of each of SBH and Brown Advisory and acknowledged that each of SBH and Brown Advisory must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for each of SBH and Brown Advisory to be able to provide high-quality services to the Portfolio.

The Board also considered certain fall-out benefits that may be realized by each of SBH and Brown Advisory and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to each of SBH and Brown Advisory from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to each of SBH and Brown Advisory in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments, SBH and Brown Advisory that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the Portfolio’s strategies, as repositioned. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would seek to develop and implement an efficient transition strategy and seek to minimize potential costs, such as market impact, associated with the Repositioning.

The Board considered that any profits realized by each of SBH and Brown Advisory due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and each of SBH and Brown Advisory, acknowledging that any such profits would be based on the subadvisory fee paid to each of SBH and Brown Advisory by New York Life Investments, not the Portfolio.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee to be paid under each of the New Subadvisory Agreements and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments under the Management Agreement, because the subadvisory fee to be paid to each of SBH and Brown Advisory would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments, including that due to the subadvisory fee schedule under the New Subadvisory Agreement with SBH, which includes a breakpoint with a fee that is lower than the subadvisory fee paid to Eagle under the then-current subadvisory agreement, New York Life Investments’ retained management fee would increase.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of peer funds identified by Strategic Insight and information provided by each of SBH and Brown Advisory on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Portfolio and these similarly-managed funds, taking into account the rationale for any differences in fee schedules. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.

28	MainStay VP Small Cap Growth Portfolio

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and each of the New Subadvisory Agreements.

29

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

30	MainStay VP Small Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781614	MSVPESCG10-08/20 (NYLIAC) NI515

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date[2]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Initial Class Shares	5/1/1998	–14.53%	–7.34%	3.37%	9.06%	0.72%
Service Class Shares	6/5/2003	–14.64	–7.57	3.11	8.79	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Value Index[4]	–16.26%	–8.84%	4.64%	10.41%
U.S. Equity Yield Composite Index[5]	–9.85	–2.76	8.74	12.30
Morningstar Large Value Category Average[6]	–15.20	–7.59	4.47	9.75

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the
MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$854.70	$3.14	$1,021.48	$3.42	0.68%

Service Class Shares	$1,000.00	$853.60	$4.29	$1,020.24	$4.67	0.93%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Electric Utilities	7.5%

Pharmaceuticals	6.5

Semiconductors & Semiconductor Equipment	6.4

Insurance	5.4

Banks	5.2

Multi-Utilities	4.8

Oil, Gas & Consumable Fuels	4.6

Household Products	4.2

Diversified Telecommunication Services	3.8

Biotechnology	3.7

Tobacco	3.5

Beverages	3.1

Chemicals	3.0

Aerospace & Defense	2.9

Equity Real Estate Investment Trusts	2.9

Capital Markets	2.7

Electrical Equipment	2.6

Health Care Providers & Services	2.4

Hotels, Restaurants & Leisure	2.4

Software	2.3

Commercial Services & Supplies	2.0

IT Services	1.9

Health Care Equipment & Supplies	1.6

Food & Staples Retailing	1.4

Communications Equipment	1.3

Multiline Retail	1.3

Industrial Conglomerates	1.2

Containers & Packaging	1.0

Media	1.0

Specialty Retail	1.0

Technology Hardware, Storage & Peripherals	0.9

Air Freight & Logistics	0.7

Trading Companies & Distributors	0.7

Food Products	0.6

Household Durables	0.5

Textiles, Apparel & Luxury Goods	0.5

Short-Term Investments	2.4

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Verizon Communications, Inc.

3.	Johnson & Johnson

4.	Merck & Co., Inc.

5.	AbbVie, Inc.
6.	Amgen, Inc.

7.	Procter & Gamble Co.

8.	Kimberly-Clark Corp.

9.	KLA Corp.

10.	AT&T, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Epoch U.S. Equity Yield Portfolio returned –14.53% for Initial Class shares and –14.64% for Service Class shares. Over the same period, both share classes outperformed the –16.26% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and underperformed the –9.85% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2020, both share classes outperformed the –15.20% return of the Morningstar Large Value Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance relative to the Russell 1000® Value Index was primarily due to underweight exposure to the financials sector, one of the worst performing sectors in the benchmark; stock selection in the sector also helped. Overweight exposure and stock selection in information technology further bolstered relative returns, as did stock selection in industrials. The strategy was not immune to the indiscriminate, pandemic-related sell-off that broadly affected the equity market. Nevertheless, the strategy upheld its downside protection while outperforming the benchmark through this challenging time. While we understand cash distributions to shareholders have been called into question because of extreme policy measures to stimulate the global economy, we believe the blanket disregard for dividend-paying stocks has been undiscerning and we remain confident in the Portfolio’s holdings. We believe that not all businesses face the same degree of stress. Some businesses are experiencing strains but are still generating material cash flow and entered the reporting period with ample liquidity and strong balance sheets. We assess risks on a company-by-company basis and remain highly confident that the Portfolio can continue to deliver attractive dividend income from a diversified group of high-quality equities.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell 1000® Value Index came from financials, information technology and industrials. (Contributions take weightings and total returns into account.) Underweight exposure to financials, overweight exposure to information technology and stock selection in each drove most of the contributions. Stock selection in industrials also contributed positively to the Portfolio’s relative performance. Over the same period, health care was the most significant detractor from the Portfolio’s relative performance, followed by communication services, materials and consumer discretionary. Specifically, sector allocation and stock selection in health care, as well as stock selection in communication services and materials, hindered relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Holdings of Microsoft and KLA shares were among the top individual positive contributors to the Portfolio’s absolute performance. Microsoft is a global software company serving enterprises and consumers. Shares rose on Microsoft’s role in supporting the increasing trend of people working from home. Their cloud-based businesses of Azure, as well as productivity software such as Office and Teams, became increasingly important as the spreading pandemic forced more people to work remotely. Microsoft’s shift toward subscription-based services also supported revenues. At the same time, management remained dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans. KLA is a dominant provider of tools for inspection, process control and yield management for the semiconductor industry. Shares rose on strong capital expenditure forecasts for semiconductor manufacturers, solidifying demand for its process controls. We believe that the announcement that Taiwan Semiconductor Manufacturing Company was planning to build a plant in the United States, together with escalating trade tensions between the United States and China, further improved the demand outlook for semiconductor equipment going forward. KLA returns a high percentage of free cash flow to shareholders through a progressive dividend and share repurchases.

Las Vegas Sands and Darden Restaurants were the largest detractors from absolute performance. Las Vegas Sands is the world’s largest developer, owner and operator of integrated casino resorts. Shares underperformed due to limited visitation and revenue beginning in February due to ongoing COVID-19-related travel restrictions in the company’s core Macao and Singapore markets. The company also suspended its dividend to bolster liquidity in response to the pandemic while noting that it is committed to revisiting the suspension of the dividend at the earliest opportunity. We believe Las Vegas Sands’ strong balance sheet will support it through this challenging period; demand should recover over time and the company will resume an attractive dividend policy once busi-

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

ness conditions stabilize. Darden is a full-service, casual dining restaurant company with eight brands, including Olive Garden and LongHorn Steakhouse. Shares underperformed due to concerns over the operational and financial impacts to Darden’s business from the significant reduction in effective restaurant seating capacity and other restrictions mandated by state and local governments in response to the pandemic. In response, the Portfolio exited its position in March 2020. Darden subsequently suspended its quarterly cash dividend and stated that it intends to review the company’s quarterly cash dividend policy as developments warrant.

Did the Portfolio make any significant purchases or sales during the reporting period?

New purchases for the reporting period included Bank of America and PPG Industries. Bank of America is a global financial services firm providing lending, capital markets and asset & wealth management services to retail and institutional clients. Growth is driven by balance sheet expansion through deposits and loans, capital markets activity (including trading and investment banking fees) and positive asset flows/higher equity markets in the wealth management business. Despite a low interest-rate environment, we expect the company to leverage their diverse business operations to generate cash flow growth. Bank of America is well capitalized and offers an attractive dividend. Following the COVID-19 outbreak, all large banks voluntarily suspended their repurchase programs to maintain maximum liquidity in the interim. PPG is a manufacturer of paints, coatings, and specialty materials, such as solvents, sealants and adhesives. The company operates globally and serves customers in a wide variety of end-use industries, including architectural, auto, aerospace, agriculture & construction equipment, infrastructure, marine, railcar and packaging. Cash flows are sustained by the company’s strong brands and market positions, with growth tied to global GDP (gross domestic product) and supplemented historically with strategic acquisitions of smaller competitors. We believe that PPG has a strong balance sheet and returns capital to shareholders via an attractive and consistently growing dividend and regular share repurchases.

Among the Portfolio’s closed positions during the reporting period were CenterPoint Energy and Wells Fargo. CenterPoint Energy is a mostly regulated utility. The company has a stake in a midstream business that has been negatively impacted by the pandemic and the price war in the oil markets. It was not sur-

prising that the midstream company reduced their cash distribution to CenterPoint Energy; however, we were surprised by the abrupt reaction from CenterPoint to reduce their dividend. The distribution reduction was relatively small compared to the capital program and the expected proceeds from two recent asset sales. Our outlook for the company was further clouded by abrupt management departures before and around the time of the dividend decision. As a result, we sold the Portfolio’s position. Wells Fargo, one of the largest banks in the United States, reported relatively weaker first quarter results, including a large provision for possible future loan losses. The company’s exposure to multiple vulnerable sectors such as oil & gas, retail, commercial real estate and transportation, among others, raised concerns about further credit deterioration and subsequent loan reserving. A broad and material deterioration in loan quality could affect capital adequacy relative to regulatory requirements, in turn affecting dividend growth and sustainability. As a result, we decided to sell the Portfolio’s position early in the second quarter of 2020. The company subsequently announced a dividend reduction after the release of the annual stress test in June.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most significant sector weighting changes during the reporting period were increases in exposure to health care and information technology, and reductions in exposure to utilities and energy. The Portfolio’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Large differences in sector returns over the reporting period and the subsequent relative performance of sectors may affect sector weightings.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio’s largest sector positions were in health care and financials, and the smallest sector positions were real estate and materials. As of the same date, the Portfolio held its largest allocation relative to the Russell 1000® Value Index in utilities, a defensive sector that is typically more heavily represented in the Portfolio. The Portfolio’s most substantially underweight sector positions relative to the Index were in the financials and communication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

COMMON STOCKS 97.5% †
Aerospace & Defense 2.9%
General Dynamics Corp.	39,096	$5,843,288
Lockheed Martin Corp.	31,430	11,469,436
Raytheon Technologies Corp.	133,004	8,195,706

		25,508,430

Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	55,578	6,179,162

Banks 5.2%
Bank of America Corp.	186,492	4,429,185
JPMorgan Chase & Co.	91,669	8,622,386
M&T Bank Corp.	58,644	6,097,217
People’s United Financial, Inc.	485,640	5,618,855
PNC Financial Services Group, Inc.	47,529	5,000,526
Truist Financial Corp.	255,660	9,600,033
U.S. Bancorp	168,651	6,209,730

		45,577,932

Beverages 3.1%
Coca-Cola Co.	197,399	8,819,788
Coca-Cola European Partners PLC	195,099	7,366,938
PepsiCo., Inc.	86,989	11,505,165

		27,691,891

Biotechnology 3.7%
AbbVie, Inc.	165,968	16,294,738
Amgen, Inc.	67,702	15,968,194

		32,262,932

Capital Markets 2.7%
BlackRock, Inc.	20,698	11,261,575
CME Group, Inc.	50,212	8,161,459
Lazard, Ltd., Class A	167,118	4,784,588

		24,207,622

Chemicals 3.0%
Dow, Inc.	211,964	8,639,653
LyondellBasell Industries N.V., Class A	86,242	5,667,824
Nutrien, Ltd.	228,063	7,320,822
PPG Industries, Inc.	44,757	4,746,928

		26,375,227

Commercial Services & Supplies 2.0%
Republic Services, Inc.	103,874	8,522,862
Waste Management, Inc.	83,176	8,809,170

		17,332,032

Communications Equipment 1.3%
Cisco Systems, Inc.	252,082	11,757,104

Containers & Packaging 1.0%
Amcor PLC	859,741	8,777,956

	Shares	Value

Diversified Telecommunication Services 3.8%
AT&T, Inc.	486,012	$14,692,143
Verizon Communications, Inc.	336,537	18,553,285

		33,245,428

Electric Utilities 7.5%
Alliant Energy Corp.	118,056	5,647,799
American Electric Power Co., Inc.	109,623	8,730,376
Duke Energy Corp.	107,323	8,574,034
Entergy Corp.	139,521	13,088,465
Evergy, Inc.	110,773	6,567,731
Eversource Energy	94,822	7,895,828
FirstEnergy Corp.	245,311	9,513,161
PPL Corp.	218,480	5,645,523

		65,662,917

Electrical Equipment 2.6%
Eaton Corp. PLC	134,921	11,802,889
Emerson Electric Co.	178,234	11,055,855

		22,858,744

Equity Real Estate Investment Trusts 2.9%
American Tower Corp.	30,012	7,759,302
Iron Mountain, Inc.	396,090	10,337,949
Welltower, Inc.	148,336	7,676,388

		25,773,639

Food & Staples Retailing 1.4%
Walmart, Inc.	105,790	12,671,526

Food Products 0.6%
McCormick & Co., Inc.	30,601	5,490,125

Health Care Equipment & Supplies 1.6%
Medtronic PLC	152,045	13,942,526

Health Care Providers & Services 2.4%
CVS Health Corp.	133,771	8,691,102
UnitedHealth Group, Inc.	43,312	12,774,874

		21,465,976

Hotels, Restaurants & Leisure 2.4%
Las Vegas Sands Corp.	145,270	6,615,596
McDonald’s Corp.	50,978	9,403,912
Vail Resorts, Inc.	27,597	5,026,793

		21,046,301

Household Durables 0.5%
Leggett & Platt, Inc.	131,088	4,607,743

Household Products 4.2%
Colgate-Palmolive Co.	75,893	5,559,921
Kimberly-Clark Corp.	108,857	15,386,937
Procter & Gamble Co.	130,705	15,628,397

		36,575,255

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Industrial Conglomerates 1.2%
Honeywell International, Inc.	71,293	$10,308,255

Insurance 5.4%
Allianz S.E., Sponsored ADR	416,646	8,549,576
Arthur J. Gallagher & Co.	119,972	11,696,070
Marsh & McLennan Cos., Inc.	61,327	6,584,680
MetLife, Inc.	352,252	12,864,243
Travelers Cos., Inc.	65,544	7,475,293

		47,169,862

IT Services 1.9%
Automatic Data Processing, Inc.	34,880	5,193,283
International Business Machines Corp.	47,145	5,693,702
Paychex, Inc.	77,043	5,836,007

		16,722,992

Media 1.0%
Comcast Corp., Class A	230,248	8,975,067

Multi-Utilities 4.8%
Ameren Corp.	144,425	10,161,743
CMS Energy Corp.	89,308	5,217,373
Dominion Energy, Inc.	122,272	9,926,041
NiSource, Inc.	248,163	5,643,227
WEC Energy Group, Inc.	126,105	11,053,103

		42,001,487

Multiline Retail 1.3%
Target Corp.	96,974	11,630,092

Oil, Gas & Consumable Fuels 4.6%
Chevron Corp.	113,980	10,170,435
Enterprise Products Partners, L.P.	418,179	7,598,313
Exxon Mobil Corp.	189,554	8,476,855
Magellan Midstream Partners, L.P.	145,653	6,287,840
Phillips 66	106,557	7,661,448

		40,194,891

Pharmaceuticals 6.5%
Eli Lilly & Co.	54,045	8,873,108
Johnson & Johnson	128,022	18,003,734
Merck & Co., Inc.	220,014	17,013,682
Pfizer, Inc.	400,931	13,110,444

		57,000,968

Semiconductors & Semiconductor Equipment 6.4%
Analog Devices, Inc.	68,993	8,461,302
Broadcom, Inc.	19,548	6,169,544
Intel Corp.	155,236	9,287,770
KLA Corp.	78,140	15,196,667
Maxim Integrated Products, Inc.	89,569	5,428,777
Texas Instruments, Inc.	96,208	12,215,530

		56,759,590

Software 2.3%
Microsoft Corp.	99,567	20,262,880

	Shares	Value

Specialty Retail 1.0%
Home Depot, Inc.	36,413	$9,121,821

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	20,698	7,550,630

Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	366,434	4,137,040

Tobacco 3.5%
Altria Group, Inc.	297,922	11,693,439
British American Tobacco PLC, Sponsored ADR (a)	238,412	9,255,154
Philip Morris International, Inc.	136,837	9,586,800

		30,535,393

Trading Companies & Distributors 0.7%
Watsco, Inc.	37,180	6,606,886

Total Common Stocks (Cost $837,592,588)		857,988,322

Short-Term Investments 2.4%
Affiliated Investment Company 2.4%
MainStay U.S. Government Liquidity Fund, 0.05% (b)	21,347,466	21,347,466

Unaffiliated Investment Company 0.0% ‡
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (b)(c)	108,000	108,000

Total Short-Term Investments (Cost $21,455,466)		21,455,466

Total Investments (Cost $859,048,054)	99.9%	879,443,788
Other Assets, Less Liabilities	0.1	1,087,430

Net Assets	100.0%	$880,531,218

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $5,410,842; the total market value of collateral held by the Portfolio was $5,586,518. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,478,518 (See Note 2(H)).

(b)	Current yield as of June 30, 2020.

(c)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$857,988,322	$—	$—	$857,988,322
Short-Term Investments
Affiliated Investment Company	21,347,466	—	—	21,347,466
Unaffiliated Investment Company	108,000	—	—	108,000

Total Short-Term Investments	21,455,466	—	—	21,455,466

Total Investments in Securities	$879,443,788	$—	$—	$879,443,788

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $837,700,588) including securities on loan of $5,410,842	$858,096,322
Investment in affiliated investment company, at value (identified cost $21,347,466)	21,347,466
Receivables:
Investment securities sold	4,560,298
Dividends	2,180,997
Portfolio shares sold	238,623
Securities lending	692
Other assets	4,247

Total assets	886,428,645

Liabilities
Cash collateral received for securities on loan	108,000
Payables:
Investment securities purchased	4,648,470
Portfolio shares redeemed	503,513
Manager (See Note 3)	474,828
NYLIFE Distributors (See Note 3)	79,768
Shareholder communication	45,480
Professional fees	25,943
Custodian	4,590
Trustees	1,230
Accrued expenses	5,605

Total liabilities	5,897,427

Net assets	$880,531,218

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$64,356
Additional paid-in capital	829,733,879

829,798,235
Total distributable earnings (loss)	50,732,983

Net assets	$880,531,218

Initial Class
Net assets applicable to outstanding shares	$498,480,906

Shares of beneficial interest outstanding	36,182,128

Net asset value per share outstanding	$13.78

Service Class
Net assets applicable to outstanding shares	$382,050,312

Shares of beneficial interest outstanding	28,174,133

Net asset value per share outstanding	$13.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$16,484,437
Dividends-affiliated	53,292
Securities lending	1,642

Total income	16,539,371

Expenses
Manager (See Note 3)	3,144,150
Distribution/Service—Service Class (See Note 3)	495,410
Professional fees	60,126
Shareholder communication	46,686
Custodian	12,309
Trustees	11,651
Miscellaneous	17,828

Total expenses before waiver/reimbursement	3,788,160
Expense waiver/reimbursement from Manager (See Note 3)	(196,625)

Net expenses	3,591,535

Net investment income (loss)	12,947,836

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(34,201,524)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(130,877,860)

Net realized and unrealized gain (loss) on investments	(165,079,384)

Net increase (decrease) in net assets resulting from operations	$(152,131,548)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $133,499.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,947,836	$23,402,242
Net realized gain (loss) on investments and foreign currency transactions	(34,201,524)	32,134,611
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(130,877,860)	163,085,263

Net increase (decrease) in net assets resulting from operations	(152,131,548)	218,622,116

Distributions to shareholders:
Initial Class	—	(39,107,129)
Service Class	—	(31,871,243)

Total distributions to shareholders	—	(70,978,372)

Capital share transactions:
Net proceeds from sale of shares	29,006,984	85,886,650
Net asset value of shares issued to shareholders in reinvestment of distributions	—	70,978,372
Cost of shares redeemed	(48,322,334)	(233,046,248)

Increase (decrease) in net assets derived from capital share transactions	(19,315,350)	(76,181,226)

Net increase (decrease) in net assets	(171,446,898)	71,462,518

Net Assets
Beginning of period	1,051,978,116	980,515,598

End of period	$880,531,218	$1,051,978,116

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$16.12		$14.01	$16.15	$13.79	$15.58	$18.94

Net investment income (loss)	0.22		0.38 (a)	0.39 (a)	0.30 (a)	0.21 (a)	0.19 (a)

Net realized and unrealized gain (loss) on investments	(2.56)		2.92	(1.12)	2.26	0.47	(0.95)

Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	—	—	—	—

Total from investment operations	(2.34)		3.30	(0.73)	2.56	0.68	(0.76)

Less distributions:

From net investment income	—		(0.52)	(0.35)	(0.20)	(0.18)	(0.51)

From net realized gain on investments	—		(0.67)	(1.06)	—	(2.29)	(2.09)

Total distributions	—		(1.19)	(1.41)	(0.20)	(2.47)	(2.60)

Net asset value at end of period	$13.78		$16.12	$14.01	$16.15	$13.79	$15.58

Total investment return (b)	(14.52	%) (c)	24.18%	(5.23%)	18.66%	4.90%	(3.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.95	% ††	2.43%	2.49%	2.01%	1.41%	1.07%

Net expenses (d)	0.68	% ††	0.68%	0.68%	0.73%	0.79%	0.78%

Expenses (before waiver/reimbursement) (d)	0.72	% ††	0.72%	0.71%	0.74%	0.79%	0.78%

Portfolio turnover rate	18%		22%	25%	122%	99%	86%

Net assets at end of period (in 000’s)	$498,481		$591,185	$548,881	$791,462	$637,936	$655,690

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$15.89		$13.81	$15.94	$13.61	$15.40	$18.75

Net investment income (loss)	0.20		0.34 (a)	0.35 (a)	0.26 (a)	0.17 (a)	0.15 (a)

Net realized and unrealized gain (loss) on investments	(2.53)		2.88	(1.12)	2.24	0.46	(0.95)

Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	—	—	—	—

Total from investment operations	(2.33)		3.22	(0.77)	2.50	0.63	(0.80)

Less distributions:

From net investment income	—		(0.47)	(0.30)	(0.17)	(0.13)	(0.46)

From net realized gain on investments	—		(0.67)	(1.06)	—	(2.29)	(2.09)

Total distributions	—		(1.14)	(1.36)	(0.17)	(2.42)	(2.55)

Net asset value at end of period	$13.56		$15.89	$13.81	$15.94	$13.61	$15.40

Total investment return (b)	(14.66	%) (c)	23.87%	(5.46%)	18.37%	4.63%	(4.02%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.70	% ††	2.18%	2.23%	1.73%	1.16%	0.82%

Net expenses (d)	0.93	% ††	0.93%	0.93%	0.98%	1.04%	1.03%

Expenses (before waiver/reimbursement) (d)	0.97	% ††	0.97%	0.96%	0.99%	1.04%	1.03%

Portfolio turnover rate	18%		22%	25%	122%	99%	86%

Net assets at end of period (in 000’s)	$382,050		$460,793	$431,635	$536,044	$526,452	$569,660

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

18	MainStay VP Epoch U.S. Equity Yield Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

19

Notes to Financial Statements (Unaudited) (continued)

“more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $5,410,842; the total market value of collateral held by the

20	MainStay VP Epoch U.S. Equity Yield Portfolio

Portfolio was $5,586,518. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $5,478,518 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $108,000.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of the Portfolio’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,144,150 and waived fees/reimbursed expenses in the amount of $196,625.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

21

Notes to Financial Statements (Unaudited) (continued)

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$20,306	$75,057	$(74,016)	$—	$—	$21,347	$53	$—	21,347

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$863,142,062	$110,713,691	$(94,411,965)	$16,301,726

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$37,871,466	$33,106,906

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $ 157,984 and $ 167,051, respectively.

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	682,566	$9,744,523
Shares redeemed	(1,174,567)	(16,771,253)

Net increase (decrease)	(492,001)	$(7,026,730)

Year ended December 31, 2019:
Shares sold	4,092,676	$64,745,845
Shares issued to shareholders in reinvestment of distributions	2,591,742	39,107,129
Shares redeemed	(9,201,187)	(144,241,738)

Net increase (decrease)	(2,516,769)	$(40,388,764)

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	1,425,707	$19,262,461
Shares redeemed	(2,257,424)	(31,551,081)

Net increase (decrease)	(831,717)	$(12,288,620)

Year ended December 31, 2019:
Shares sold	1,367,949	$21,140,805
Shares issued to shareholders in reinvestment of distributions	2,141,971	31,871,243
Shares redeemed	(5,755,158)	(88,804,510)

Net increase (decrease)	(2,245,238)	$(35,792,462)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quar-

antines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

23

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

24	MainStay VP Epoch U.S. Equity Yield Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

25

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781616	MSVPEUE10-08/20 (NYLIAC) NI521

MainStay VP MacKay International

Equity Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	–4.12%	6.20%	6.03%	6.70%	0.96%
Service Class Shares	6/5/2003	–4.24	5.94	5.77	6.43	1.21

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[3]	–11.00%	–4.80%	2.26%	4.97%
MSCI EAFE® Index[4]	–11.34	–5.13	2.05	5.73
Morningstar Foreign Large Growth Category Average[5]	–1.60	6.44	5.58	7.79

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$958.80	$4.68	$1,020.09	$4.82	0.96%

Service Class Shares	$1,000.00	$957.60	$5.89	$1,018.85	$6.07	1.21%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay International Equity Portfolio

Country Composition as of June 30, 2020 (Unaudited)

United Kingdom	18.0%

Germany	11.6

Japan	8.3

Netherlands	7.3

France	7.1

Ireland	6.9

Switzerland	5.6

India	5.4

Spain	5.4

China	3.8

Sweden	3.5

Denmark	3.3%

Taiwan	2.8

United States	2.6

Brazil	1.4

Argentina	1.1

Canada	1.0

Israel	1.0

Mexico	0.9

Other Assets, Less Liabilities	3.0

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Prudential PLC

2.	Koninklijke Philips N.V.

3.	ICON PLC

4.	Tencent Holdings, Ltd.

5.	SAP S.E.
6.	Hexagon AB, Class B

7.	Novo Nordisk A/S, Class B

8.	Koninklijke DSM N.V.

9.	Edenred

10.	Symrise A.G.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay International Equity Portfolio returned –4.12% for Initial Class shares and –4.24% for Service Class shares. Over the same period, both share classes outperformed the –11.00% return of the MSCI ACWI® Ex U.S. Index, which is the Portfolio’s primary benchmark, and the –11.34% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes underperformed the –1.60% return of the Morningstar Foreign Large Growth Category Average.1

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

During the reporting period, the COVID-19 pandemic emerged as an unprecedented threat to global health and economic stability. This event incited one of the sharpest historic declines in markets for risk assets followed by an almost equally strong recovery. Notwithstanding such extreme volatility, the Portfolio’s relative performance and liquidity both held up well on both slopes of the valley.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index held up well against the extreme volatility experienced in the reporting period. However, the Portfolio was not immune from the global attributes of the pandemic. Select equities owned in the Portfolio that had previously demonstrated defensiveness against exogenous shocks proved vulnerable to the distinctive challenges posed by the pandemic on the global economy.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the communication services, health care and industrials sectors.

(Contributions take weightings and total returns into account.)

During the same period, the weakest contributors to benchmark-relative performance were the consumer discretionary, real estate and utilities sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributions to the Portfolio’s absolute performance during the reporting period came from Swiss contract development and manufacturing organization (CDMO) Lonza Group, Chinese Internet value-added service provider Tencent and Japanese Internet-based services provider CyberAgent. The top three detractors in terms of absolute contribution were U.K.-domiciled multinational food caterer Compass Group, Indian corporate and retail banking group HDFC Bank, and Mexican client-focused bank Regional.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s most substantial initial purchase during the reporting period was shares of German enterprise software provider SAP, while the largest increase in position size was in U.K.-domiciled global life insurer Prudential. The Portfolio’s largest full sale during the same period was in U.K. specialty chemicals company Johnson Matthey, while the largest decreased position size was in Japanese household products creator Lion.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most substantial sector-weighting increases relative to the MSCI ACWI® Ex U.S. Index were in information technology and health care. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in consumer discretionary and materials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio held its most overweight sector positions relative to the MSCI ACWI® Ex U.S. Index in information technology and health care. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the Index were in consumer discretionary and consumer staples.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay International Equity Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 96.8%†
Argentina 1.1%
Globant S.A. (Software) (a)	34,793	$5,213,731

Brazil 1.4%
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	521,464	6,521,536

Canada 1.0%
Constellation Software, Inc. (Software)	4,103	4,632,769

China 3.8%
Tencent Holdings, Ltd. (Interactive Media & Services)	278,668	17,899,907

Denmark 3.3%
Novo Nordisk A/S, Class B (Pharmaceuticals)	244,468	15,819,813

France 7.1%
Dassault Systemes S.E. (Software)	28,546	4,919,721
Edenred (IT Services)	350,453	15,310,184
Teleperformance S.E. (Professional Services)	53,247	13,499,376

		33,729,281

Germany 11.6%
Carl Zeiss Meditec A.G. (Health Care Equipment & Supplies) (a)	52,781	5,142,877
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	129,049	11,002,412
SAP S.E. (Software)	124,476	17,326,499
Scout24 A.G. (Interactive Media & Services) (b)	82,257	6,393,442
Symrise A.G. (Chemicals)	129,491	15,023,499

		54,888,729

India 5.4%
HDFC Bank, Ltd. (Banks)	919,961	13,121,063
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	526,887	12,403,409

		25,524,472

Ireland 6.9%
Accenture PLC, Class A (IT Services)	64,748	13,902,691
ICON PLC (Life Sciences Tools & Services) (a)	113,181	19,066,471

		32,969,162

Israel 1.0%
Nice, Ltd., Sponsored ADR (Software) (a)	24,505	4,637,326

Japan 8.3%
CyberAgent, Inc. (Media)	230,800	11,322,209
Lion Corp. (Household Products)	78,600	1,884,425
Menicon Co., Ltd. (Health Care Equipment & Supplies)	77,200	3,790,710

	Shares	Value
Japan (continued)
Relo Group, Inc. (Real Estate Management & Development)	488,100	$9,179,776
TechnoPro Holdings, Inc. (Professional Services)	227,000	13,142,471

		39,319,591

Mexico 0.9%
Regional S.A.B. de C.V. (Banks) (a)	1,620,111	4,334,253

Netherlands 7.3%
Koninklijke DSM N.V. (Chemicals)	114,086	15,769,296
Koninklijke Philips N.V. (Health Care Equipment & Supplies) (a)	409,603	19,073,831

		34,843,127

Spain 5.4%
Amadeus IT Group S.A. (IT Services)	237,854	12,376,215
Industria de Diseno Textil S.A. (Specialty Retail)	508,835	13,453,219

		25,829,434

Sweden 3.5%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components) (a)	288,682	16,826,263

Switzerland 5.6%
Lonza Group A.G., Registered (Life Sciences Tools & Services)	24,620	12,981,980
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	167,488	13,658,646

		26,640,626

Taiwan 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	237,386	13,476,403

United Kingdom 18.0%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	521,125	6,478,112
Compass Group PLC (Hotels, Restaurants & Leisure)	650,938	8,955,035
Diageo PLC (Beverages)	412,424	13,689,983
Experian PLC (Professional Services)	270,691	9,441,460
HomeServe PLC (Commercial Services & Supplies)	629,354	10,165,960
Prudential PLC (Insurance)	1,452,289	21,870,988
St. James’s Place PLC (Capital Markets)	1,240,994	14,628,783

		85,230,321

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United States 2.4%
STERIS PLC (Health Care Equipment & Supplies)	73,096	$11,215,850

Total Common Stocks (Cost $423,141,489)		459,552,594

Short-Term Investments 0.2%
Affiliated Investment Company 0.0%‡
United States 0.0%‡
MainStay U.S. Government Liquidity Fund, 0.05% (c)	75,540	75,540

Total Affiliated Investment Company (Cost $75,540)		75,540

	Principal Amount
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.00%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $1,041,633 (Collateralized by a United States Treasury Note with a rate of 1.250% and a maturity date of 8/31/24, with a Principal Amount of $1,015,500 and a Market Value of $1,062,510)	$1,041,633	1,041,633

Total Repurchase Agreement (Cost $1,041,633)		1,041,633

Total Short-Term Investments (Cost $1,117,173)		1,117,173

Total Investments (Cost $424,258,662)	97.0%	460,669,767
Other Assets, Less Liabilities	3.0	14,229,455
Net Assets	100.0%	$474,899,222
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Current yield as of June 30, 2020.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

10	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
China	$—	$17,899,907	$—	$17,899,907
Denmark	—	15,819,813	—	15,819,813
France	—	33,729,281	—	33,729,281
Germany	—	54,888,729	—	54,888,729
India	—	25,524,472	—	25,524,472
Japan	—	39,319,591	—	39,319,591
Netherlands	—	34,843,127	—	34,843,127
Spain	—	25,829,434	—	25,829,434
Sweden	—	16,826,263	—	16,826,263
Switzerland	13,658,646	12,981,980	—	26,640,626
United Kingdom	—	85,230,321	—	85,230,321
All Other Countries	83,001,030	—	—	83,001,030

Total Common Stocks	96,659,676	362,892,918	—	459,552,594

Short-Term Investments
Affiliated Investment Company	75,540	—	—	75,540
Repurchase Agreement	—	1,041,633	—	1,041,633

Total Short-Term Investments	75,540	1,041,633	—	1,117,173

Total Investments in Securities	$96,735,216	$363,934,551	$—	$460,669,767

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$17,455,316	3.7%
Beverages	13,689,983	2.9
Capital Markets	14,628,783	3.1
Chemicals	30,792,795	6.5
Commercial Services & Supplies	10,165,960	2.1
Electronic Equipment, Instruments & Components	30,484,909	6.4
Equity Real Estate Investment Trusts	6,478,112	1.4
Health Care Equipment & Supplies	39,223,268	8.3
Health Care Providers & Services	17,523,948	3.7
Hotels, Restaurants & Leisure	8,955,035	1.9
Household Products	1,884,425	0.4
Insurance	21,870,988	4.6
Interactive Media & Services	24,293,349	5.1
IT Services	41,589,090	8.8
Life Sciences Tools & Services	32,048,451	6.8
Media	11,322,209	2.4
Pharmaceuticals	15,819,813	3.3
Professional Services	36,083,307	7.6
Real Estate Management & Development	9,179,776	1.9
Semiconductors & Semiconductor Equipment	13,476,403	2.8
Software	36,730,046	7.7
Specialty Retail	13,453,219	2.8
Thrifts & Mortgage Finance	12,403,409	2.6

	459,552,594	96.8
Short-Term Investments	1,117,173	0.2
Other Assets, Less Liabilities	14,229,455	3.0

Net Assets	$474,899,222	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $424,183,122)	$460,594,227
Investment in affiliated investment company, at value (identified cost $75,540)	75,540
Cash denominated in foreign currencies (identified cost $15,090,449)	15,210,753
Receivables:
Dividends	1,616,654
Portfolio shares sold	121,597
Securities lending	7,252
Investment securities sold	142
Other assets	2,290

Total assets	477,628,455

Liabilities
Payables:
Investment securities purchased	1,692,302
Portfolio shares redeemed	539,670
Manager (See Note 3)	347,017
NYLIFE Distributors (See Note 3)	57,258
Shareholder communication	41,439
Professional fees	23,019
Custodian	20,539
Trustees	585
Accrued expenses	7,404

Total liabilities	2,729,233

Net assets	$474,899,222

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,748
Additional paid-in capital	409,385,527

409,416,275
Total distributable earnings (loss)	65,482,947

Net assets	$474,899,222

Initial Class
Net assets applicable to outstanding shares	$196,732,866

Shares of beneficial interest outstanding	12,656,898

Net asset value per share outstanding	$15.54

Service Class
Net assets applicable to outstanding shares	$278,166,356

Shares of beneficial interest outstanding	18,091,468

Net asset value per share outstanding	$15.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$3,602,097
Securities lending	36,849
Interest	8,762
Dividends-affiliated	2,044
Other	37

Total income	3,649,789

Expenses
Manager (See Note 3)	2,034,014
Distribution/Service—Service Class (See Note 3)	336,046
Custodian	58,379
Professional fees	47,012
Shareholder communication	32,796
Trustees	5,694
Miscellaneous	14,403

Total expenses	2,528,344

Net investment income (loss)	1,121,445

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	1,796,532
Foreign currency transactions	(941,393)

Net realized gain (loss) on investments and foreign currency transactions	855,139

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(24,173,262)
Translation of other assets and liabilities in foreign currencies	(157,498)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(24,330,760)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(23,475,621)

Net increase (decrease) in net assets resulting from operations	$(22,354,176)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $242,320.

14	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,121,445	$2,794,612
Net realized gain (loss) on investments and foreign currency transactions	855,139	28,337,229
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(24,330,760)	70,681,161

Net increase (decrease) in net assets resulting from operations	(22,354,176)	101,813,002

Distributions to shareholders:
Initial Class	—	(23,648,369)
Service Class	—	(36,383,426)

Total distributions to shareholders	—	(60,031,795)

Capital share transactions:
Net proceeds from sale of shares	23,084,444	63,009,779
Net asset value of shares issued to shareholders in reinvestment of distributions	—	60,031,795
Cost of shares redeemed	(38,243,558)	(68,932,644)

Increase (decrease) in net assets derived from capital share transactions	(15,159,114)	54,108,930

Net increase (decrease) in net assets	(37,513,290)	95,890,137

Net Assets
Beginning of period	512,412,512	416,522,375

End of period	$474,899,222	$512,412,512

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$16.21		$14.99	$17.46	$13.24	$14.04		$13.36

Net investment income (loss) (a)	0.05		0.12	0.10	0.07	0.10		0.10

Net realized and unrealized gain (loss) on investments	(0.69)		3.28	(2.00)	4.21	(0.77)		0.75

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.03	(0.04)	0.03	(0.02)		(0.03)

Total from investment operations	(0.67)		3.43	(1.94)	4.31	(0.69)		0.82

Less distributions:

From net investment income	—		(0.08)	(0.21)	(0.09)	(0.11)		(0.14)

From net realized gain on investments	—		(2.13)	(0.32)	—	—		—

Total distributions	—		(2.21)	(0.53)	(0.09)	(0.11)		(0.14)

Net asset value at end of period	$15.54		$16.21	$14.99	$17.46	$13.24		$14.04

Total investment return (b)	(4.13	%)(c)	24.80%	(11.56%)	32.61%	(4.95%)		6.17%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.64	% ††	0.74%	0.55%	0.43%	0.71	%(d)	0.74%

Net expenses (e)	0.96	% ††	0.96%	0.96%	0.96%	0.95	%(f)	0.95%

Portfolio turnover rate	75%		66%	46%	49%	28%		40%

Net assets at end of period (in 000’s)	$196,733		$209,278	$158,215	$196,676	$171,048		$243,076

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$16.06		$14.86	$17.32	$13.13	$13.92		$13.24

Net investment income (loss) (a)	0.03		0.08	0.05	0.03	0.05		0.07

Net realized and unrealized gain (loss) on investments	(0.68)		3.25	(1.99)	4.18	(0.74)		0.74

Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		0.03	(0.04)	0.03	(0.03)		(0.03)

Total from investment operations	(0.68)		3.36	(1.98)	4.24	(0.72)		0.78

Less distributions:

From net investment income	—		(0.03)	(0.16)	(0.05)	(0.07)		(0.10)

From net realized gain on investments	—		(2.13)	(0.32)	—	—		—

Total distributions	—		(2.16)	(0.48)	(0.05)	(0.07)		(0.10)

Net asset value at end of period	$15.38		$16.06	$14.86	$17.32	$13.13		$13.92

Total investment return (b)	(4.23	%)(c)	24.49%	(11.78%)	32.28%	(5.17%)		5.90%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.39	% ††	0.52%	0.32%	0.18%	0.40	%(d)	0.48%

Net expenses (e)	1.21	% ††	1.21%	1.21%	1.21%	1.20	%(f)	1.20%

Portfolio turnover rate	75%		66%	46%	49%	28%		40%

Net assets at end of period (in 000’s)	$278,166		$303,135	$258,307	$310,793	$251,474		$300,184

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.21%.

16	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost

18	MainStay VP MacKay International Equity Portfolio

approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform

19

Notes to Financial Statements (Unaudited) (continued)

under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation

20	MainStay VP MacKay International Equity Portfolio

date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2020, the Portfolio did not hold any foreign currency forward contracts.

(L)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as

Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended June 30, 2020, the effective management fee rate was 0.89%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,034,014 and paid the Subadvisor in the amount of $1,017,007.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$770	$17,286	$(17,980)	$—	$—	$76	$2	$—	76

21

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$427,605,694	$48,449,606	$(15,385,533)	$33,064,073

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$7,857,422	$52,174,373

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $336,241 and $344,119, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	322,063	$5,096,768
Shares redeemed	(574,771)	(8,351,638)

Net increase (decrease)	(252,708)	$(3,254,870)

Year ended December 31, 2019:
Shares sold	1,746,149	$27,979,808
Shares issued to shareholders in reinvestment of distributions	1,647,701	23,648,369
Shares redeemed	(1,041,402)	(16,855,658)

Net increase (decrease)	2,352,448	$34,772,519

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	1,257,848	$17,987,676
Shares redeemed	(2,046,431)	(29,891,920)

Net increase (decrease)	(788,583)	$(11,904,244)

Year ended December 31, 2019:
Shares sold	2,193,563	$35,029,971
Shares issued to shareholders in reinvestment of distributions	2,557,964	36,383,426
Shares redeemed	(3,257,115)	(52,076,986)

Net increase (decrease)	1,494,412	$19,336,411

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new

22	MainStay VP MacKay International Equity Portfolio

disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions,

closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

23

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

24	MainStay VP MacKay International Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

25

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781629	MSVPIE10-08/20 (NYLIAC) NI523

MainStay VP Winslow Large Cap Growth Portfolio

(Formerly MainStay VP Large Cap Growth Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1998	12.10%	21.79%	15.40%	16.72%	0.76%
Service Class Shares	6/6/2003	11.96	21.48	15.11	16.43	1.01

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[3]	9.81%	23.28%	15.89%	17.23%
S&P 500® Index[4]	–3.08	7.51	10.73	13.99
Morningstar Large Growth Category Average[5]	7.84	17.34	12.84	15.12

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,121.00	$3.96	$1,021.13	$3.77	0.75%

Service Class Shares	$1,000.00	$1,119.60	$5.27	$1,019.89	$5.02	1.00%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Software	21.5%

IT Services	13.6

Interactive Media & Services	10.0

Internet & Direct Marketing Retail	9.7

Technology Hardware, Storage & Peripherals	6.5

Pharmaceuticals	5.0

Semiconductors & Semiconductor Equipment	3.3

Capital Markets	3.0

Health Care Providers & Services	3.0

Equity Real Estate Investment Trusts	2.9

Life Sciences Tools & Services	2.4

Textiles, Apparel & Luxury Goods	2.2

Professional Services	1.9

Health Care Equipment & Supplies	1.8

Specialty Retail	1.8%

Automobiles	1.5

Biotechnology	1.4

Chemicals	1.2

Containers & Packaging	1.2

Personal Products	1.2

Entertainment	1.1

Health Care Technology	1.1

Hotels, Restaurants & Leisure	1.1

Food & Staples Retailing	0.9

Short-Term Investment	0.7

Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Apple, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A

6.	Visa, Inc., Class A

7.	salesforce.com, Inc.

8.	Adobe, Inc.

9.	PayPal Holdings, Inc.

10.	UnitedHealth Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Winslow Large Cap Growth Portfolio returned 12.10% for Initial Class shares and 11.96% for Service Class shares. Over the same period, both share classes outperformed the 9.81% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the –3.08% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes also outperformed the 7.84% return of the Morningstar Large Growth Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The COVID-19 pandemic materially impacted the Portfolio’s performance. During the first half of 2020, social distancing temporarily shut down large swaths of global economies, which experienced significant contractions. Governments around the world responded quickly with the largest fiscal stimuli in history and central banks introduced unprecedented monetary policy initiatives.

From mid-February highs, U.S. equity markets experienced the sharpest correction in history, driving the S&P 500® Index down –19.6%. A similarly powerful market recovery followed in the second quarter of 2020 as investors focused on unprecedented fiscal and monetary initiatives and looked forward to a 2021 economic and corporate earnings recovery.

What factors affected the Portfolio’s relative performance during the reporting period?

From an attribution perspective, the Portfolio outperformed the Russell 1000® Growth Index during the reporting period predominantly due to strong sector allocation, although stock selection also produced a modest positive contribution to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The three strongest positive-contributing sectors to the Portfolio’s relative performance versus the Russell 1000® Growth Index were industrials, consumer staples and information technology. The outperformance of the Portfolio in the industrials and consumer staples sectors was predominantly the result of the Portfolio’s underweight exposure to these lagging sectors, although stock selection within both sectors was also additive to relative performance. Within information technology, the Portfolio’s outperformance was driven equally by its overweight sector exposure and strong security selection.

The three weakest-contributing sectors to the Portfolio’s relative performance versus the benchmark were consumer discretionary, materials and utilities.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The leading positive contributors to the Portfolio’s absolute performance during the reporting period included holdings in online retailer Amazon.com, software developer Microsoft and digital payments platform PayPal. Gains in Amazon.com were driven by the company’s dominant ecommerce retail business, and by the growth of its public cloud offering, Amazon Web Services. The company experienced strong topline growth and expanding margins in both segments. Microsoft, the Portfolio’s largest single position during the reporting period, remained the largest software company in the world, while transitioning to also be one of the largest public cloud companies as well, through its fast-growing Azure business. PayPal Holdings, with digital payment offerings that include PayPal, Venmo and Xoom, proved well-positioned to take advantage of changes in consumer behavior due to the pandemic. All three names remain in the portfolio.

Notable detractors from the Portfolio’s absolute performance during the same period included China-based coffee retailer Luckin Coffee, home improvement specialty retailer Lowe’s and semiconductor company Microchip. We saw potential for rapid growth in Luckin Coffee given its asset-light, coffee kiosk business model and the anticipated increases in coffee consumption in China from current levels of approximately five cups per year. However, on April 2nd, the company announced potential fraud including the overstatement of reported revenues, driving the stock sharply lower. Lowe’s stock was negatively impacted by the pandemic. Microchip stock suffered due to a deteriorating fundamental outlook stemming from a weakening macroeconomic environment. The Portfolio sold all three positions.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s three largest purchases during the reporting period included global pharmaceutical company Eli Lilly, wireless and broadcast communications infrastructure company American Tower, and home improvement specialty retailer Home Depot. The Portfolio’s new position in Eli Lilly reflected our opinion that the company’s dominant diabetes franchise would likely lead to earnings growth due to the launch of

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Winslow Large Cap Growth Portfolio

multiple new treatments. The purchase of shares in American Tower was prompted by our strong outlook for the cellular tower industry. Regarding Home Depot, our channel work suggested that this operational leader was likely to experience strong sales even in the pandemic environment.

Significant sales during the reporting period included specialty retailer Lowe’s, covered above, multinational biopharmaceutical company Amgen and global aerospace manufacturer Boeing. We sold the Portfolio’s position in Amgen as our research suggested weaker future pipeline growth. In the case of Boeing, we anticipated an outsized impact of COVID-19 on air travel.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s sector weightings relative to the Russell 1000® Growth Index underwent several shifts due to structural changes within the Portfolio, as well as the reconstitution of the Index. The Portfolio’s exposure to the financials sector increased in absolute terms, while changing on a relative basis from mildly underweight to mildly overweight as the Index’s weight in financials decreased. Within the information technology sector, the Portfolio’s absolute exposure increased. At the same time, the size of its information technology overweight relative to the benchmark declined somewhat as the Index weight in information technology increased.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio’s largest sector positions on an absolute basis included information technology and consumer discretionary, both of which were slightly overweight exposures relative to the Russell 1000® Growth Index. As of the same date, the Portfolio’s smallest sector positions on an absolute basis were industrials and consumer staples, both of which were underweight positions relative to the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 99.3%†
Automobiles 1.5%
Ferrari N.V.	120,300	$20,572,503

Biotechnology 1.4%
BioMarin Pharmaceutical, Inc. (a)	148,700	18,340,658

Capital Markets 3.0%
Moody’s Corp.	86,840	23,857,553
MSCI, Inc.	49,000	16,357,180

		40,214,733

Chemicals 1.2%
Linde PLC	74,900	15,887,039

Containers & Packaging 1.2%
Ball Corp.	226,800	15,760,332

Entertainment 1.1%
Netflix, Inc. (a)	33,700	15,334,848

Equity Real Estate Investment Trusts 2.9%
American Tower Corp.	82,300	21,277,842
Equinix, Inc.	25,320	17,782,236

		39,060,078

Food & Staples Retailing 0.9%
Costco Wholesale Corp.	38,600	11,703,906

Health Care Equipment & Supplies 1.8%
Abbott Laboratories	157,100	14,363,653
Boston Scientific Corp. (a)	280,700	9,855,377

		24,219,030

Health Care Providers & Services 3.0%
UnitedHealth Group, Inc.	137,910	40,676,555

Health Care Technology 1.1%
Veeva Systems, Inc., Class A (a)	62,750	14,709,855

Hotels, Restaurants & Leisure 1.1%
Chipotle Mexican Grill, Inc. (a)	14,700	15,469,692

Interactive Media & Services 10.0%
Alphabet, Inc. (a)
Class A	26,255	37,230,903
Class C	26,649	37,671,293
Facebook, Inc., Class A (a)	266,800	60,582,276

		135,484,472

	Shares	Value
Internet & Direct Marketing Retail 9.7%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	59,250	$12,780,225
Amazon.com, Inc. (a)	42,935	118,449,937

		131,230,162

IT Services 13.6%
Fiserv, Inc. (a)	147,300	14,379,426
GoDaddy, Inc., Class A (a)	189,800	13,918,034
Mastercard, Inc., Class A	135,550	40,082,135
PayPal Holdings, Inc. (a)	243,100	42,355,313
Visa, Inc., Class A	296,400	57,255,588
Wix.com, Ltd. (a)	57,950	14,847,949

		182,838,445

Life Sciences Tools & Services 2.4%
IQVIA Holdings, Inc. (a)	108,700	15,422,356
Thermo Fisher Scientific, Inc.	47,500	17,211,150

		32,633,506

Personal Products 1.2%
Estee Lauder Cos., Inc., Class A	87,300	16,471,764

Pharmaceuticals 5.0%
AstraZeneca PLC, Sponsored ADR	396,600	20,976,174
Eli Lilly & Co.	157,100	25,792,678
Zoetis, Inc.	154,350	21,152,124

		67,920,976

Professional Services 1.9%
CoStar Group, Inc. (a)	16,835	11,964,129
TransUnion	152,300	13,256,192

		25,220,321

Semiconductors & Semiconductor Equipment 3.3%
ASML Holding N.V., Registered	36,500	13,433,095
NVIDIA Corp.	80,850	30,715,723

		44,148,818

Software 21.5%
Adobe, Inc. (a)	116,000	50,495,960
Atlassian Corp. PLC, Class A (a)	71,000	12,799,170
Intuit, Inc.	114,650	33,958,184
Microsoft Corp.	617,700	125,708,127
salesforce.com, Inc. (a)	278,650	52,199,504
Workday, Inc., Class A (a)	75,150	14,080,104

		289,241,049

Specialty Retail 1.8%
Home Depot, Inc.	98,500	24,675,235

Technology Hardware, Storage & Peripherals 6.5%
Apple, Inc.	239,500	87,369,600

10	MainStay VP Winslow Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 2.2%
NIKE, Inc., Class B	299,350	$29,351,268

Total Common Stocks (Cost $846,883,518)		1,338,534,845

Short-Term Investment 0.7%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 0.05% (b)	9,017,694	9,017,694

Total Short-Term Investment (Cost $9,017,694)		9,017,694

Total Investments (Cost $855,901,212)	100.0%	1,347,552,539
Other Assets, Less Liabilities	0.0 ‡	280,056
Net Assets	100.0%	$1,347,832,595
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of June 30, 2020.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,338,534,845	$—	$—	$1,338,534,845
Short-Term Investment
Affiliated Investment Company	9,017,694	—	—	9,017,694

Total Investments in Securities	$1,347,552,539	$—	$—	$1,347,552,539

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $846,883,518)	$1,338,534,845
Investment in affiliated investment company, at value (identified cost $9,017,694)	9,017,694
Receivables:
Portfolio shares sold	1,325,340
Dividends	177,266
Other assets	6,739

Total assets	1,349,061,884

Liabilities
Payables:
Manager (See Note 3)	802,689
Portfolio shares redeemed	195,374
NYLIFE Distributors (See Note 3)	181,808
Shareholder communication	18,259
Professional fees	15,653
Custodian	7,794
Trustees	1,471
Accrued expenses	6,241

Total liabilities	1,229,289

Net assets	$1,347,832,595

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$49,101
Additional paid-in capital	753,528,643

753,577,744
Total distributable earnings (loss)	594,254,851

Net assets	$1,347,832,595

Initial Class
Net assets applicable to outstanding shares	$442,601,412

Shares of beneficial interest outstanding	15,478,130

Net asset value per share outstanding	$28.60

Service Class
Net assets applicable to outstanding shares	$905,231,183

Shares of beneficial interest outstanding	33,622,562

Net asset value per share outstanding	$26.92

12	MainStay VP Winslow Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,502,258
Securities lending	58,950
Dividends-affiliated	30,862

Total income	4,592,070

Expenses
Manager (See Note 3)	4,495,513
Distribution/Service—Service Class (See Note 3)	1,012,576
Professional fees	61,090
Shareholder communication	40,340
Trustees	14,485
Custodian	13,904
Miscellaneous	19,467

Total expenses before waiver/reimbursement	5,657,375
Expense waiver/reimbursement from Manager (See Note 3)	(2,140)

Net expenses	5,655,235

Net investment income (loss)	(1,063,165)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	3,891,686
Net change in unrealized appreciation (depreciation) on unaffiliated investments	143,571,477

Net realized and unrealized gain (loss) on investments	147,463,163

Net increase (decrease) in net assets resulting from operations	$146,399,998

(a)	Dividends recorded net of foreign withholding taxes in the amount of $26,827.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,063,165)	$(1,839,205)
Net realized gain (loss) on investments	3,891,686	101,606,507
Net change in unrealized appreciation (depreciation) on investments	143,571,477	204,428,840

Net increase (decrease) in net assets resulting from operations	146,399,998	304,196,142

Distributions to shareholders:
Initial Class	—	(47,407,373)
Service Class	—	(91,386,894)

Total distributions to shareholders	—	(138,794,267)

Capital share transactions:
Net proceeds from sale of shares	87,030,070	272,871,172
Net asset value of shares issued to shareholders in reinvestment of distributions	—	138,794,267
Cost of shares redeemed	(148,761,261)	(175,913,643)

Increase (decrease) in net assets derived from capital share transactions	(61,731,191)	235,751,796

Net increase (decrease) in net assets	84,668,807	401,153,671

Net Assets
Beginning of period	1,263,163,788	862,010,117

End of period	$1,347,832,595	$1,263,163,788

14	MainStay VP Winslow Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$25.51		$21.64		$23.92		$18.71		$20.83	$22.48

Net investment income (loss) (a)	(0.00	)‡	0.00	‡	0.00	‡	0.02		0.01	(0.00)‡

Net realized and unrealized gain (loss) on investments	3.09		6.95		1.36		6.00		(0.43)	1.22

Total from investment operations	3.09		6.95		1.36		6.02		(0.42)	1.22

Less distributions:

From net realized gain on investments	—		(3.08)		(3.64)		(0.81)		(1.70)	(2.87)

Net asset value at end of period	$28.60		$25.51		$21.64		$23.92		$18.71	$20.83

Total investment return (b)	12.11	% (c)	33.64%		3.57%		32.39%		(2.27%)	6.18%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.01	%)††	0.01%		0.01%		0.10%		0.07%	(0.01%)

Net expenses (d)	0.75	% ††(e)	0.76	%(e)	0.76	%(e)	0.76	%(e)	0.77%	0.77%

Portfolio turnover rate	26%		56%		58%		53%		94%	71%

Net assets at end of period (in 000’s)	$442,601		$438,089		$238,174		$368,861		$518,425	$448,409

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$24.05		$20.60		$22.96		$18.03		$20.18	$21.93

Net investment income (loss) (a)	(0.03)		(0.06)		(0.06)		(0.03)		(0.03)	(0.06)

Net realized and unrealized gain (loss) on investments	2.90		6.59		1.34		5.77		(0.42)	1.18

Total from investment operations	2.87		6.53		1.28		5.74		(0.45)	1.12

Less distributions:

From net realized gain on investments	—		(3.08)		(3.64)		(0.81)		(1.70)	(2.87)

Net asset value at end of period	$26.92		$24.05		$20.60		$22.96		$18.03	$20.18

Total investment return (b)	11.93	% (c)	33.30%		3.31%		32.06%		(2.52%)	5.91%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.26	%)††	(0.25%)		(0.23%)		(0.15%)		(0.17%)	(0.26%)

Net expenses (d)	1.00	% ††(e)	1.01	% (e)	1.01	% (e)	1.01	% (e)	1.02%	1.02%

Portfolio turnover rate	26%		56%		58%		53%		94%	71%

Net assets at end of period (in 000’s)	$905,231		$825,075		$623,836		$575,514		$435,029	$440,891

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (formerly known as MainStay VP Large Cap Growth Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

16	MainStay VP Winslow Large Cap Growth Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

17

Notes to Financial Statements (Unaudited) (continued)

“more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in

18	MainStay VP Winslow Large Cap Growth Portfolio

the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion and; 0.575% in excess of $9 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the

Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2021, and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2020, the effective management fee rate was 0.73% (exclusive of any applicable waivers/reimbursements).

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $4,495,513 and waived fees/reimbursed expenses in the amount of $2,140 and paid the Subadvisor in the amount of $1,714,066.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$11,141	$124,471	$(126,594)	$—	$—	$9,018	$31	$—	9,018

19

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$856,213,569	$492,394,621	$(1,055,651)	$491,338,970

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$ —	$138,794,267

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $320,975 and $382,511, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	535,044	$13,695,002
Shares redeemed	(2,230,599)	(60,192,379)

Net increase (decrease)	(1,695,555)	$(46,497,377)

Year ended December 31, 2019:
Shares sold	6,731,972	$168,469,834
Shares issued to shareholders in reinvestment of distributions	2,058,332	47,407,373
Shares redeemed	(2,621,462)	(66,271,279)

Net increase (decrease)	6,168,842	$149,605,928

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	3,089,929	$73,335,068
Shares redeemed	(3,777,332)	(88,568,882)

Net increase (decrease)	(687,403)	$(15,233,814)

Year ended December 31, 2019:
Shares sold	4,393,149	$104,401,338
Shares issued to shareholders in reinvestment of distributions	4,206,440	91,386,894
Shares redeemed	(4,574,606)	(109,642,364)

Net increase (decrease)	4,024,983	$86,145,868

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the

20	MainStay VP Winslow Large Cap Growth Portfolio

implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

21

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

22	MainStay VP Winslow Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781631	MSVPLG10-08/20 (NYLIAC) NI525

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

*	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	–13.96%	–6.82%	3.43%	6.76%	0.68%
Service Class Shares	2/17/2012	–14.06	–7.05	3.18	6.49	0.93

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

MSCI USA IMI Utilities 25/50 Index[4]	–12.00%	–3.87%	10.16%	10.00%
Dow Jones Global Utilities Index[5]	–9.76	–2.39	6.66	6.14
Morningstar Utilities Category Average[6]	–11.49	–4.84	7.67	8.07

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The MSCI USA IMI Utilities 25/50 Index is the Portfolio’s primary benchmark. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-
weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

Prior to November 30, 2018, the Dow Jones Global Utilities Index was the Portfolio’s primary benchmark. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$860.40	$3.10	$1,021.53	$3.37	0.67%

Service Class Shares	$1,000.00	$859.40	$4.25	$1,020.29	$4.62	0.92%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Electric Utilities	58.0%

Multi-Utilities	29.1

Independent Power & Renewable Electricity Producers	10.7

Gas Utilities	1.4

Short-Term Investment	3.3

Other Assets, Less Liabilities	–2.5

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	Dominion Energy, Inc.

2.	NextEra Energy, Inc.

3.	Exelon Corp.

4.	Edison International

5.	Evergy, Inc.
6.	FirstEnergy Corp.

7.	Southern Co.

8.	Entergy Corp.

9.	CenterPoint Energy, Inc.

10.	Sempra Energy

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.

How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned –13.96% for Initial Class shares and –14.06% for Service Class shares. Over the same period, both share classes underperformed the –12.00% return of the MSCI USA IMI Utilities 25/50 Index, which is the Portfolio’s primary benchmark, and the –9.76% return of the Dow Jones Global Utilities Index. For the six months ended June 30, 2020, both share classes underperformed the –11.49% return of the Morningstar Utilities Category Average.2

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

There were no market events that materially impacted the Portfolio’s performance or liquidity relative to the MSCI USA IMI Utilities 25/50 Index. However, the dramatic sell-off and corresponding market volatility related to the spreading COVID-19 pandemic was a major factor that impacted returns for the Portfolio, the utilities sector and the broader market.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed its benchmark primarily due to security selection among electric utilities holdings and lack of exposure to water utilities.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from multi-utilities holdings, which represented a significant minority percentage of both the Portfolio and the MSCI USA IMI Utilities 25/50 Index as of June 30, 2020. (Contributions take weightings and total returns into account.) The next two strongest contributors were gas utilities and independent power producers & energy traders (“IPPs”). Conversely, the most significant detractor from relative performance was electric utilities, which is the largest subsector in the benchmark as of June 30, 2020. Water utilities was the second largest detractor, and oil & gas storage & transportation, an out-of-Index weight, was third. All the subsectors mentioned above recorded negative absolute performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance were renewable energy company Clearway Energy, diversified utility Public Service Enterprise Group and diversified utility Dominion Energy. During a volatile period in the markets, Clearway Energy was a relative outperformer, largely due to its stable cash flows. In the difficult market environment that prevailed, many companies viewed as stable cash flow generators were rewarded. Clearway was regarded as such due to its long-term contracts on generation assets. Public Service Enterprise Group was able to keep its regulated earnings steady during the market sell-off, which was viewed favorably by investors. Dominion Energy’s customer mix is skewed toward relatively high-margin residential customers, which resulted in less of a burden during the pandemic shutdown than other utility companies whose customer bases skew more towards commercial and industrial customers. Another notably positive contributor to absolute performance was NextEra Energy Partners, a subsidiary of regulated electric utility NextEra Energy, which we view as a best-in-class utility that also boasts a premium renewables business.

The three most significant detractors from absolute performance during the reporting period were regulated electric utility Edison International, diversified utility Exelon and diversified utility Sempra Energy. Edison International shares sold off to the point of it becoming one of the cheapest regulated utilities in the sector. The discount was largely attributable to fears regarding future liabilities from wildfires in California. The pandemic arguably had a more meaningful impact on Exelon than some other names in the sector by delaying what was expected to be a favorable ruling on legislation in Illinois that directly affected Exelon. Lastly, Sempra Energy lagged and traded at a discount during the reporting period largely because investors were concerned about the company’s meaningful exposure to liquid natural gas, although Sempra Energy’s exposure was fully contracted.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio significantly added to its stake in NextEra Energy, during the reporting period. The Portfolio also purchased shares in DTE Energy, a multi-utility that operates as a gas and electric utility in Michigan, a state with what we view to be a favorable regulatory environment at present.

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

We reduced the Portfolio’s stake in American Electric Power during the reporting period. We believe this electric utility is likely to face notable equity needs in the next 3-to-5 years relative to many peers. We exited the Portfolio’s stake in Consolidated Edison, a multi-utility serving the greater New York City area. The stock has built in a defensive premium, given the company’s lack of direct commodity exposure and more diversified business units. We felt there were better valuation opportunities in the prevailing market.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio ended the reporting period with near-neutral positioning in electric utilities relative to the MSCI USA IMI Utilities 25/50 Index. This represented a meaningful change, as the

Portfolio held largely underweight exposure to electric utilities for most of the reporting period. The Portfolio also notably narrowed its underweight exposure to multi-utilities.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, IPPs remained the Portfolio’s largest subsector with overweight exposure relative to the MSCI USA IMI Utilities 25/50 Index, a position that did not change throughout the reporting period. Similarly, the Portfolio’s most significantly underweight exposure as of the same date was to water utilities, a subsector that the Portfolio had no exposure to throughout the same period. The Portfolio’s allocation to electric utilities, the largest segment of the benchmark, ended the reporting period in line with the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 99.2% †
Electric Utilities 58.0%
Alliant Energy Corp.	147,900	$7,075,536
American Electric Power Co., Inc.	241,700	19,248,988
Duke Energy Corp.	535,045	42,744,745
Edison International	1,256,487	68,239,809
Entergy Corp.	477,998	44,840,992
Evergy, Inc.	1,093,804	64,851,639
Exelon Corp.	2,051,786	74,459,314
FirstEnergy Corp.	1,167,818	45,287,982
NextEra Energy, Inc.	386,833	92,905,682
NRG Energy, Inc.	754,145	24,554,961
PG&E Corp. (a)	3,453,465	32,322,959
Pinnacle West Capital Corp.	53,800	3,943,002
PNM Resources, Inc.	152,995	5,881,128
Southern Co.	871,382	45,181,157

		571,537,894

Gas Utilities 1.4%
Atmos Energy Corp.	136,000	13,542,880

Independent Power & Renewable Electricity Producers 10.7%
AES Corp.	2,400,502	34,783,274
Clearway Energy, Inc., Class C	1,355,379	31,255,039
NextEra Energy Partners, L.P.	387,717	19,882,128
Vistra Energy Corp.	1,041,174	$19,386,660

		105,307,101

	Shares	Value
Multi-Utilities 29.1%
Ameren Corp.	291,329	$20,497,908
CenterPoint Energy, Inc.	2,397,659	44,764,294
Dominion Energy, Inc.	1,499,275	121,711,144
DTE Energy Co.	162,539	17,472,942
Public Service Enterprise Group, Inc.	788,331	38,754,352
Sempra Energy	371,143	43,509,094

		286,709,734

Total Common Stocks (Cost $960,110,931)		977,097,609

Short-Term Investments 3.3%
Affiliated Investment Company 3.3%
MainStay U.S. Government Liquidity Fund, 0.05% (b)	32,287,542	32,287,542

Total Short-Term Investment (Cost $32,287,542)		32,287,542

Total Investments (Cost $992,398,473)	102.5%	1,009,385,151
Other Assets, Less Liabilities	(2.5)	(24,952,791)
Net Assets	100.0%	$984,432,360

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2020.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$977,097,609	$—	$—	$977,097,609
Short-Term Investment
Affiliated Investment Company	32,287,542	—	—	32,287,542

Total Investments in Securities	$1,009,385,151	$—	$—	$1,009,385,151

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $960,110,931)	$977,097,609
Investment in affiliated investment company, at value (identified cost $32,287,542)	32,287,542
Cash denominated in foreign currencies (identified cost $365,225)	363,352
Receivables:
Dividends	1,160,883
Portfolio shares sold	478,255
Other assets	5,328

Total assets	1,011,392,969

Liabilities
Payables:
Investment securities purchased	25,495,046
Portfolio shares redeemed	633,292
Manager (See Note 3)	534,203
NYLIFE Distributors (See Note 3)	190,509
Shareholder communication	64,816
Professional fees	23,964
Trustees	4,173
Custodian	785
Accrued expenses	13,821

Total liabilities	26,960,609

Net assets	$984,432,360

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$85,253
Additional paid-in capital	882,579,667

882,664,920
Total distributable earnings (loss)	101,767,440

Net assets	$984,432,360

Initial Class
Net assets applicable to outstanding shares	$88,923,686

Shares of beneficial interest outstanding	7,659,559

Net asset value per share outstanding	$11.61

Service Class
Net assets applicable to outstanding shares	$895,508,674

Shares of beneficial interest outstanding	77,593,373

Net asset value per share outstanding	$11.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$18,096,742
Dividends-affiliated	74,684

Total income	18,171,426

Expenses
Manager (See Note 3)	3,426,012
Distribution/Service—Service Class (See Note 3)	1,232,428
Professional fees	63,420
Shareholder communication	60,584
Custodian	18,813
Trustees	13,085
Miscellaneous	26,321

Total expenses	4,840,663

Net investment income (loss)	13,330,763

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(7,665,733)
Foreign currency transactions	(31)

Net realized gain (loss) on investments and foreign currency transactions	(7,665,764)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(173,183,253)
Translation of other assets and liabilities in foreign currencies	1,371

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(173,181,882)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(180,847,646)

Net increase (decrease) in net assets resulting from operations	$(167,516,883)

12	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,330,763	$26,146,249
Net realized gain (loss) on investments and foreign currency transactions	(7,665,764)	58,177,918
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(173,181,882)	163,521,831

Net increase (decrease) in net assets resulting from operations	(167,516,883)	247,845,998

Distributions to shareholders:
Initial Class	—	(6,045,255)
Service Class	—	(68,833,295)

Total distributions to shareholders	—	(74,878,550)

Capital share transactions:
Net proceeds from sale of shares	36,531,901	38,010,038
Net asset value of shares issued to shareholders in reinvestment of distributions	—	74,878,550
Cost of shares redeemed	(103,742,955)	(215,374,278)

Increase (decrease) in net assets derived from capital share transactions	(67,211,054)	(102,485,690)

Net increase (decrease) in net assets	(234,727,937)	70,481,758

Net Assets
Beginning of period	1,219,160,297	1,148,678,539

End of period	$984,432,360	$1,219,160,297

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$13.49		$11.68	$11.75	$10.66	$10.15		$13.42

Net investment income (loss) (a)	0.17		0.31	0.28	0.25	0.19		0.28

Net realized and unrealized gain (loss) on investments	(2.05)		2.39	(0.32)	1.49	0.88		(2.25)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	0.14	(0.16)	0.08		0.13

Total from investment operations	(1.88)		2.70	0.10	1.58	1.15		(1.84)

Less distributions:

From net investment income	—		(0.34)	(0.15)	(0.49)	(0.34)		(0.51)

From net realized gain on investments	—		(0.55)	(0.02)	—	(0.30)		(0.92)

Total distributions	—		(0.89)	(0.17)	(0.49)	(0.64)		(1.43)

Net asset value at end of period	$11.61		$13.49	$11.68	$11.75	$10.66		$10.15

Total investment return (b)	(13.94	%)(c)	23.26%	0.80%	14.72%	11.43%		(14.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.71	% ††	2.41%	2.31%	2.11%	1.76	%(d)	2.23%

Net expenses (e)	0.67	% ††	0.68%	0.76%	0.76%	0.75	%(f)	0.77%

Portfolio turnover rate	34%		47%	84%	30%	35%		43%

Net assets at end of period (in 000’s)	$88,924		$97,503	$81,716	$83,261	$75,772		$70,368

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.77%.

14	MainStay VP Fidelity Institutional AM® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$13.43		$11.63	$11.69	$10.62	$10.10		$13.36

Net investment income (loss) (a)	0.15		0.28	0.25	0.22	0.16		0.25

Net realized and unrealized gain (loss) on investments	(2.04)		2.37	(0.32)	1.47	0.89		(2.24)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00)‡	0.14	(0.16)	0.08		0.13

Total from investment operations	(1.89)		2.65	0.07	1.53	1.13		(1.86)

Less distributions:

From net investment income	—		(0.30)	(0.11)	(0.46)	(0.31)		(0.48)

From net realized gain on investments	—		(0.55)	(0.02)	—	(0.30)		(0.92)

Total distributions	—		(0.85)	(0.13)	(0.46)	(0.61)		(1.40)

Net asset value at end of period	$11.54		$13.43	$11.63	$11.69	$10.62		$10.10

Total investment return (b)	(14.07	%)(c)	22.95%	0.55%	14.44%	11.15%		(14.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.46	% ††	2.15%	2.08%	1.87%	1.52	%(d)	1.98%

Net expenses (e)	0.92	% ††	0.93%	1.01%	1.01%	1.00	%(f)	1.02%

Portfolio turnover rate	34%		47%	84%	30%	35%		43%

Net assets at end of period (in 000’s)	$895,509		$1,121,657	$1,066,963	$1,240,213	$1,160,397		$1,131,252

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Prior to November 30, 2018, MainStay VP Fidelity Institutional AM® Utilities Portfolio operated as a “diversified” portfolio.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using

17

Notes to Financial Statements (continued)

the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to

19

Notes to Financial Statements (continued)

the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.64%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,426,012 and paid the Subadvisor in the amount of $1,350,067.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$51,568	$169,584	$(188,864)	$—	$—	$32,288	$75	$—	32,288

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,000,870,875	$61,670,867	$(53,156,591)	$8,514,276

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$26,816,286	$48,062,264

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $355,650 and $365,907, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2020, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)

$89	$43,277	$2,655

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	797,676	$9,468,660
Shares redeemed	(364,482)	(4,365,461)

Net increase (decrease)	433,194	$5,103,199

Year ended December 31, 2019:
Shares sold	250,314	$3,268,910
Shares issued to shareholders in reinvestment of distributions	455,955	6,045,255
Shares redeemed	(475,971)	(6,266,090)

Net increase (decrease)	230,298	$3,048,075

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	2,248,261	$27,063,241
Shares redeemed	(8,174,847)	(99,377,494)

Net increase (decrease)	(5,926,586)	$(72,314,253)

Year ended December 31, 2019:
Shares sold	2,653,770	$34,741,128
Shares issued to shareholders in reinvestment of distributions	5,212,768	68,833,295
Shares redeemed	(16,107,348)	(209,108,188)

Net increase (decrease)	(8,240,810)	$(105,533,765)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

21

Notes to Financial Statements (continued)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

24	MainStay VP Fidelity Institutional AM® Utilities Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781634	MSVPMFS10-08/20 (NYLIAC) NI526

MainStay VP MacKay Mid Cap Core Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	7/2/2001	–12.04%	–6.38%	3.50%	11.07%	0.88%
Service Class Shares	6/5/2003	–12.15	–6.62	3.24	10.79	1.13

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell Midcap® Index[3]	–9.13%	–2.24%	6.76%	12.35%
Morningstar Mid-Cap Blend Category Average[4]	–12.55	–6.19	3.86	10.02

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$879.60	$4.02	$1,020.59	$4.32	0.86%

Service Class Shares	$1,000.00	$878.50	$5.18	$1,019.34	$5.57	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Mid Cap Core Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Software	7.6%

IT Services	6.6

Capital Markets	5.8

Equity Real Estate Investment Trusts	5.2

Specialty Retail	4.9

Semiconductors & Semiconductor Equipment	4.0

Professional Services	3.9

Health Care Providers & Services	3.8

Biotechnology	3.3

Electronic Equipment, Instruments & Components	3.2

Hotels, Restaurants & Leisure	3.1

Health Care Equipment & Supplies	2.9

Electric Utilities	2.7

Life Sciences Tools & Services	2.6

Building Products	2.4

Banks	2.3

Entertainment	2.1

Aerospace & Defense	1.9

Pharmaceuticals	1.9

Food & Staples Retailing	1.8

Machinery	1.6

Oil, Gas & Consumable Fuels	1.6

Internet & Direct Marketing Retail	1.5

Food Products	1.4

Insurance	1.4

Diversified Financial Services	1.3

Household Durables	1.3

Commercial Services & Supplies	1.2

Electrical Equipment	1.0

Independent Power & Renewable Electricity Producers	1.0

Interactive Media & Services	1.0%

Trading Companies & Distributors	1.0

Chemicals	0.9

Exchange-Traded Funds	0.9

Health Care Technology	0.9

Media	0.9

Metals & Mining	0.9

Multi-Utilities	0.9

Communications Equipment	0.8

Consumer Finance	0.8

Personal Products	0.7

Distributors	0.6

Multiline Retail	0.6

Road & Rail	0.6

Air Freight & Logistics	0.5

Diversified Consumer Services	0.5

Thrifts & Mortgage Finance	0.4

Auto Components	0.3

Technology Hardware, Storage & Peripherals	0.3

Textiles, Apparel & Luxury Goods	0.3

Construction & Engineering	0.2

Construction Materials	0.2

Containers & Packaging	0.2

Industrial Conglomerates	0.2

Energy Equipment & Services	0.0	‡

Paper & Forest Products	0.0	‡

Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	KLA Corp.

2.	Synopsys, Inc.

3.	IHS Markit, Ltd.

4.	O’Reilly Automotive, Inc.

5.	IAC/InterActiveCorp
6.	Chipotle Mexican Grill, Inc.

7.	Kroger Co.

8.	AutoZone, Inc.

9.	iShares Russell Mid-Cap ETF

10.	IQVIA Holdings, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Mid Cap Core Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay Mid Cap Core Portfolio returned –12.04% for Initial Class shares and –12.15% for Service Class shares. Over the same period, both share classes underperformed the –9.13% return of the Russell Midcap® Index, which is the Portfolio’s benchmark, and outperformed the –12.55% return of the Morningstar Mid-Cap Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Both during and after the steep market decline that occurred in March 2020, growth-oriented stocks outperformed their value-oriented counterparts, accentuating a multi-year trend. Investors regarded familiar large-cap growth stocks as “safe,” while shunning cheaper stocks in areas such as energy, financials and industrials. Consequently, the spread2 between the Russell 1000® Growth Index and the Russell 1000® Value Index widened to historic levels. Not surprisingly, value-oriented investment vehicles experienced major drawdowns during the first quarter of 2020. The Portfolio’s momentum-based stock selection signals, which capture historical price trends, performed well during the first quarter, mitigating some of the headwinds from value, but momentum-driven investments were subject to a sharp, volatile sell-off during the second quarter amid market inflection. Quality and profitability signals mitigated downside risk, particularly during the March market downturn.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s benchmark-relative performance were the communication services, energy and financials sectors. (Contributions take weightings and total returns into account.) During the same period, the top detractors from benchmark-relative performance were the technology, industrials and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks providing the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included gold miner Newmont, research & consulting services provider CoreLogic and systems software developer Fortinet. During the same period, the most significant detractors from absolute performance were cruise line operator Norwegian Cruise Line, food distributor US Foods and consumer finance company Synchrony Financial.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in shares of Internet retailer Etsy, while the largest increase in position size was in business consulting firm IHS Markit. During the same period, the Portfolio’s largest full sale was its position in resort and casino operator MGM Resorts International, while its largest decreased position size was in digital hardware and software developer Cadence Design Systems.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the Russell Midcap® Index, the Portfolio’s most-substantial exposure increases during the reporting period were in industrials and communications services. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in consumer staples and materials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio’s most overweight positions relative to the Russell Midcap® Index were in the information technology and health care sectors. As of the same date, the Portfolio’s most substantially underweight positions relative to the Index were in the materials and real estate sectors.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Mid Cap Core Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 1.9%
Curtiss-Wright Corp.	25,719	$2,296,192
Hexcel Corp.	7,278	329,111
Howmet Aerospace, Inc.	52,543	832,807
L3Harris Technologies, Inc.	12,431	2,109,168
Spirit AeroSystems Holdings, Inc., Class A	99,225	2,375,446
Teledyne Technologies, Inc. (a)	5,476	1,702,762
Textron, Inc.	166,023	5,463,817

		15,109,303

Air Freight & Logistics 0.5%
XPO Logistics, Inc. (a)	49,594	3,831,137

Auto Components 0.3%
Lear Corp.	19,113	2,083,699

Banks 2.3%
Comerica, Inc.	23,668	901,751
First Hawaiian, Inc.	170,193	2,934,127
First Republic Bank	12,677	1,343,635
PacWest Bancorp	87,200	1,718,712
Signature Bank	47,482	5,076,775
SVB Financial Group (a)	21,462	4,625,705
Synovus Financial Corp.	109,824	2,254,687

		18,855,392

Biotechnology 3.3%
Alexion Pharmaceuticals, Inc. (a)	30,592	3,433,646
Alkermes PLC (a)	145,055	2,814,792
Exelixis, Inc. (a)	213,594	5,070,722
Incyte Corp. (a)	64,268	6,681,944
Moderna, Inc. (a)	27,106	1,740,476
Neurocrine Biosciences, Inc. (a)	32,381	3,950,482
United Therapeutics Corp. (a)	22,951	2,777,071

		26,469,133

Building Products 2.4%
Fortune Brands Home & Security, Inc.	16,708	1,068,142
Johnson Controls International PLC	6,158	210,234
Masco Corp.	123,350	6,193,404
Owens Corning	89,469	4,988,791
Trane Technologies PLC	74,719	6,648,497

		19,109,068

Capital Markets 5.8%
Ameriprise Financial, Inc.	44,232	6,636,569
Cboe Global Markets, Inc.	3,456	322,376
E*TRADE Financial Corp.	116,834	5,810,155
Evercore, Inc., Class A	47,081	2,774,012
Lazard, Ltd., Class A	153,260	4,387,834
LPL Financial Holdings, Inc.	66,464	5,210,778
Morningstar, Inc.	12,558	1,770,301

	Shares	Value
Capital Markets (continued)
MSCI, Inc.	14,289	$4,769,954
Nasdaq, Inc.	43,646	5,214,388
Raymond James Financial, Inc.	75,658	5,207,540
State Street Corp.	43,444	2,760,866
T. Rowe Price Group, Inc.	15,882	1,961,427

		46,826,200

Chemicals 0.9%
Axalta Coating Systems, Ltd. (a)	70,617	1,592,414
CF Industries Holdings, Inc.	23,688	666,580
Huntsman Corp.	103,308	1,856,445
LyondellBasell Industries N.V., Class A	45,272	2,975,276
Valvoline, Inc.	23,337	451,104

		7,541,819

Commercial Services & Supplies 1.2%
Cintas Corp.	15,847	4,221,007
Clean Harbors, Inc. (a)	78,626	4,715,987
Republic Services, Inc.	4,692	384,979

		9,321,973

Communications Equipment 0.8%
EchoStar Corp., Class A (a)	31,381	877,413
Motorola Solutions, Inc.	42,342	5,933,384

		6,810,797

Construction & Engineering 0.2%
AECOM (a)	43,067	1,618,458

Construction Materials 0.2%
Eagle Materials, Inc.	442	31,037
Martin Marietta Materials, Inc.	1,495	308,822
Vulcan Materials Co.	12,495	1,447,546

		1,787,405

Consumer Finance 0.8%
SLM Corp.	182,299	1,281,562
Synchrony Financial	232,462	5,151,358

		6,432,920

Containers & Packaging 0.2%
Ardagh Group S.A.	7,609	98,232
Crown Holdings, Inc. (a)	23,942	1,559,343

		1,657,575

Distributors 0.6%
LKQ Corp. (a)	198,952	5,212,542

Diversified Consumer Services 0.5%
Frontdoor, Inc. (a)	44,259	1,962,001
Graham Holdings Co., Class B	7,101	2,433,300

		4,395,301

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Diversified Financial Services 1.3%
Equitable Holdings, Inc.	267,741	$5,164,724
Voya Financial, Inc.	104,738	4,886,028

		10,050,752

Electric Utilities 2.7%
Entergy Corp.	38,449	3,606,901
Evergy, Inc.	78,485	4,653,376
FirstEnergy Corp.	12,698	492,429
NRG Energy, Inc.	146,561	4,772,026
OGE Energy Corp.	146,375	4,443,945
PG&E Corp. (a)	19,831	175,901
Pinnacle West Capital Corp.	3,453	253,070
PPL Corp.	115,879	2,994,313

		21,391,961

Electrical Equipment 1.0%
Acuity Brands, Inc.	36,234	3,469,043
Regal Beloit Corp.	56,363	4,921,617

		8,390,660

Electronic Equipment, Instruments & Components 3.2%
Arrow Electronics, Inc. (a)	72,534	4,982,360
Avnet, Inc.	158,013	4,406,192
CDW Corp.	51,342	5,964,914
Jabil, Inc.	157,757	5,060,845
SYNNEX Corp.	46,801	5,605,356

		26,019,667

Energy Equipment & Services 0.0%‡
Helmerich & Payne, Inc.	18,242	355,901

Entertainment 2.1%
Lions Gate Entertainment Corp., Class B (a)	593,371	4,052,724
Roku, Inc. (a)	10,261	1,195,714
Take-Two Interactive Software, Inc. (a)	42,252	5,897,112
Zynga, Inc., Class A (a)	581,343	5,546,012

		16,691,562

Equity Real Estate Investment Trusts 5.2%
Alexandria Real Estate Equities, Inc.	17,291	2,805,465
American Homes 4 Rent, Class A	17,742	477,260
AvalonBay Communities, Inc.	20,827	3,220,687
Boston Properties, Inc.	3,764	340,190
CoreSite Realty Corp.	14,000	1,694,840
CyrusOne, Inc.	28,449	2,069,665
Digital Realty Trust, Inc.	19,180	2,725,670
Duke Realty Corp.	74,366	2,631,813
Equity LifeStyle Properties, Inc.	23,416	1,463,032
Equity Residential	52,710	3,100,402
Essex Property Trust, Inc.	11,681	2,676,935
Extra Space Storage, Inc.	1,249	115,370
Gaming and Leisure Properties, Inc.	49,768	1,721,973

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Healthpeak Properties, Inc.	13,225	$364,481
Invitation Homes, Inc.	57,478	1,582,369
Life Storage, Inc.	17,099	1,623,550
Mid-America Apartment Communities, Inc.	21,805	2,500,379
Realty Income Corp.	16,396	975,562
SBA Communications Corp.	8,406	2,504,315
Simon Property Group, Inc.	8,758	598,872
SL Green Realty Corp.	15,106	744,575
Sun Communities, Inc.	7,633	1,035,645
UDR, Inc.	1,552	58,014
Ventas, Inc.	9,456	346,279
W.P. Carey, Inc.	1,071	72,453
Welltower, Inc.	23,307	1,206,137
Weyerhaeuser Co.	138,230	3,104,646

		41,760,579

Food & Staples Retailing 1.8%
Casey’s General Stores, Inc.	13,940	2,084,309
Kroger Co.	215,561	7,296,740
Sprouts Farmers Market, Inc. (a)	178,751	4,574,238
U.S. Foods Holding Corp. (a)	40,543	799,508

		14,754,795

Food Products 1.4%
Hershey Co.	19,177	2,485,723
Pilgrim’s Pride Corp. (a)	169,920	2,869,949
Tyson Foods, Inc., Class A	101,630	6,068,327

		11,423,999

Health Care Equipment & Supplies 2.9%
DENTSPLY SIRONA, Inc.	77,798	3,427,780
DexCom, Inc. (a)	7,714	3,127,256
Envista Holdings Corp.	39,554	834,194
Hill-Rom Holdings, Inc.	48,007	5,270,209
Hologic, Inc. (a)	63,212	3,603,084
ICU Medical, Inc. (a)	10,536	1,941,890
Insulet Corp. (a)	6,578	1,277,842
ResMed, Inc.	3,376	648,192
Varian Medical Systems, Inc. (a)	1,335	163,564
West Pharmaceutical Services, Inc.	13,461	3,057,935

		23,351,946

Health Care Providers & Services 3.8%
AmerisourceBergen Corp.	61,323	6,179,519
Cardinal Health, Inc.	111,864	5,838,182
Centene Corp. (a)	119	7,562
DaVita, Inc. (a)	63,979	5,063,298
Laboratory Corp. of America Holdings (a)	18,821	3,126,356
McKesson Corp.	46,287	7,101,352
Universal Health Services, Inc., Class B	38,056	3,535,022

		30,851,291

10	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 0.9%
Cerner Corp.	81,811	$5,608,144
Veeva Systems, Inc., Class A (a)	6,436	1,508,727

		7,116,871

Hotels, Restaurants & Leisure 3.1%
Aramark	52,249	1,179,260
Chipotle Mexican Grill, Inc. (a)	7,087	7,458,075
Darden Restaurants, Inc.	70,212	5,319,963
Domino’s Pizza, Inc.	15,706	5,802,425
Yum China Holdings, Inc.	102,703	4,936,933

		24,696,656

Household Durables 1.3%
Lennar Corp.
Class A	9,707	598,145
Class B	18,611	857,781
NVR, Inc. (a)	1,023	3,333,701
PulteGroup, Inc.	154,595	5,260,868

		10,050,495

Independent Power & Renewable Electricity Producers 1.0%
AES Corp.	241,115	3,493,756
Vistra Energy Corp.	257,174	4,788,580

		8,282,336

Industrial Conglomerates 0.2%
Carlisle Cos., Inc.	10,555	1,263,117

Insurance 1.4%
American National Insurance Co.	3,454	248,930
Brighthouse Financial, Inc. (a)	75,661	2,104,889
Fidelity National Financial, Inc.	16,341	501,015
Prudential Financial, Inc.	2,043	124,419
Reinsurance Group of America, Inc.	3,421	268,343
Unum Group	207,593	3,443,968
Willis Towers Watson PLC	23,704	4,668,503

		11,360,067

Interactive Media & Services 1.0%
IAC/InterActiveCorp (a)	24,087	7,789,736

Internet & Direct Marketing Retail 1.5%
Etsy, Inc. (a)	65,048	6,910,049
Qurate Retail, Inc., Series A (a)	553,895	5,262,003

		12,172,052

IT Services 6.6%
Akamai Technologies, Inc. (a)	58,606	6,276,117
Alliance Data Systems Corp.	10,408	469,609
Amdocs, Ltd.	80,533	4,902,849
Booz Allen Hamilton Holding Corp.	70,569	5,489,563

	Shares	Value
IT Services (continued)
CACI International, Inc., Class A (a)	19,782	$4,290,320
DXC Technology Co.	161,537	2,665,361
Euronet Worldwide, Inc. (a)	48,956	4,690,964
Fiserv, Inc. (a)	11,928	1,164,411
Genpact, Ltd.	9,058	330,798
Global Payments, Inc.	4,957	840,806
GoDaddy, Inc., Class A (a)	74,467	5,460,665
Leidos Holdings, Inc.	56,022	5,247,581
Okta, Inc. (a)	3,434	687,590
Sabre Corp.	351,458	2,832,751
Square, Inc., Class A (a)	16,654	1,747,671
Twilio, Inc., Class A (a)	13,870	3,043,355
VeriSign, Inc. (a)	15,456	3,196,764

		53,337,175

Life Sciences Tools & Services 2.6%
Bruker Corp.	106,949	4,350,685
Charles River Laboratories International, Inc. (a)	27,106	4,725,931
IQVIA Holdings, Inc. (a)	50,314	7,138,551
PRA Health Sciences, Inc. (a)	49,924	4,857,106

		21,072,273

Machinery 1.6%
AGCO Corp.	64,218	3,561,530
Allison Transmission Holdings, Inc.	56,062	2,061,960
Crane Co.	43,462	2,584,251
Cummins, Inc.	6,095	1,056,020
Dover Corp.	573	55,329
Fortive Corp.	2,295	155,280
Gates Industrial Corp. PLC (a)	24,500	251,860
Otis Worldwide Corp.	58,711	3,338,307
Parker-Hannifin Corp.	231	42,335

		13,106,872

Media 0.9%
Altice U.S.A., Inc., Class A (a)	209,995	4,733,287
Cable One, Inc.	318	564,402
Fox Corp., Class B (a)	67,771	1,818,974

		7,116,663

Metals & Mining 0.9%
Arconic Corp. (a)	129,752	1,807,445
Newmont Corp.	80,502	4,970,194
Reliance Steel & Aluminum Co.	3,376	320,484
Steel Dynamics, Inc.	4,690	122,362

		7,220,485

Multi-Utilities 0.9%
CenterPoint Energy, Inc.	156,497	2,921,799
Consolidated Edison, Inc.	22,347	1,607,420
MDU Resources Group, Inc.	74,331	1,648,662
Public Service Enterprise Group, Inc.	3,363	165,325
WEC Energy Group, Inc.	9,211	807,344

		7,150,550

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail 0.6%
Dollar General Corp.	26,473	$5,043,371

Oil, Gas & Consumable Fuels 1.6%
Apache Corp.	45,652	616,302
Cabot Oil & Gas Corp.	93,199	1,601,159
Devon Energy Corp.	319,132	3,618,957
HollyFrontier Corp.	153,475	4,481,470
Marathon Petroleum Corp.	33,145	1,238,960
PBF Energy, Inc., Class A	141,221	1,446,103
Pioneer Natural Resources Co.	588	57,447

		13,060,398

Paper & Forest Products 0.0%‡
Domtar Corp.	13,291	280,573

Personal Products 0.7%
Herbalife Nutrition, Ltd. (a)	47,999	2,158,995
Nu Skin Enterprises, Inc., Class A	85,850	3,282,046

		5,441,041

Pharmaceuticals 1.9%
Catalent, Inc. (a)	1,876	137,511
Jazz Pharmaceuticals PLC (a)	43,250	4,772,205
Mylan N.V. (a)	319,593	5,139,055
Perrigo Co. PLC	94,617	5,229,482

		15,278,253

Professional Services 3.9%
CoreLogic, Inc.	99,249	6,671,518
IHS Markit, Ltd.	104,434	7,884,767
ManpowerGroup, Inc.	67,027	4,608,106
TransUnion	67,137	5,843,605
Verisk Analytics, Inc.	35,470	6,036,994

		31,044,990

Road & Rail 0.6%
JB Hunt Transport Services, Inc.	1,824	219,500
Old Dominion Freight Line, Inc.	953	161,619
Schneider National, Inc., Class B	195,550	4,824,219

		5,205,338

Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc. (a)	87,098	4,582,226
Cirrus Logic, Inc. (a)	19,657	1,214,409
Entegris, Inc.	9,217	544,264
Inphi Corp. (a)	15,467	1,817,373
KLA Corp.	40,967	7,967,262
Lam Research Corp.	16,407	5,307,008
Qorvo, Inc. (a)	53,055	5,864,169
Skyworks Solutions, Inc.	31,890	4,077,455
SolarEdge Technologies, Inc. (a)	4,347	603,277

		31,977,443

	Shares	Value
Software 7.6%
Alteryx, Inc., Class A (a)	5,384	$884,484
Anaplan, Inc. (a)	11,923	540,231
Aspen Technology, Inc. (a)	3,058	316,839
Atlassian Corp. PLC, Class A (a)	18,516	3,337,879
Cadence Design Systems, Inc. (a)	4,686	449,669
CDK Global, Inc.	103,402	4,282,911
Citrix Systems, Inc.	26,025	3,849,358
Coupa Software, Inc. (a)	7,162	1,984,160
DocuSign, Inc. (a)	645	111,075
Dropbox, Inc., Class A (a)	223,465	4,864,833
Fair Isaac Corp. (a)	9,862	4,122,711
Fortinet, Inc. (a)	46,356	6,363,288
Nuance Communications, Inc. (a)	125,209	3,168,414
Palo Alto Networks, Inc. (a)	29,066	6,675,588
Proofpoint, Inc. (a)	44,751	4,972,731
RingCentral, Inc., Class A (a)	8,304	2,366,723
SS&C Technologies Holdings, Inc.	73,945	4,176,414
Synopsys, Inc. (a)	40,661	7,928,895
Teradata Corp. (a)	2,575	53,560
Zendesk, Inc. (a)	12,346	1,092,991

		61,542,754

Specialty Retail 4.9%
AutoNation, Inc. (a)	103,067	3,873,258
AutoZone, Inc. (a)	6,408	7,228,993
Best Buy Co., Inc.	79,599	6,946,605
Burlington Stores, Inc. (a)	25,611	5,043,574
Dick’s Sporting Goods, Inc.	27,219	1,123,056
Foot Locker, Inc.	403	11,751
O’Reilly Automotive, Inc. (a)	18,548	7,821,135
Tractor Supply Co.	42,323	5,577,748
Ulta Beauty, Inc. (a)	5,831	1,186,142
Williams-Sonoma, Inc.	11,965	981,250

		39,793,512

Technology Hardware, Storage & Peripherals 0.3%
HP, Inc.	101,794	1,774,269
Xerox Holdings Corp. (a)	43,788	669,519

		2,443,788

Textiles, Apparel & Luxury Goods 0.3%
Lululemon Athletica, Inc. (a)	7,139	2,227,439

Thrifts & Mortgage Finance 0.4%
MGIC Investment Corp.	325,857	2,668,769
New York Community Bancorp, Inc.	40,363	411,702

		3,080,471

Trading Companies & Distributors 1.0%
HD Supply Holdings, Inc. (a)	129,129	4,474,320
United Rentals, Inc. (a)	2,606	388,398
WESCO International, Inc. (a)	79,370	2,786,681

		7,649,399

Total Common Stocks (Cost $724,369,210)		797,909,953

12	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Funds 0.9%
iShares Russell Mid-Cap ETF	133,593	$7,160,585
SPDR S&P 500 ETF Trust	1,173	361,706

Total Exchange-Traded Funds (Cost $5,904,996)		7,522,291

Total Investments (Cost $730,274,206)	99.9%	805,432,244
Other Assets, Less Liabilities	0.1	467,393
Net Assets	100.0%	$805,899,637
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$797,909,953	$—	$—	$797,909,953
Exchange-Traded Funds	7,522,291	—	—	7,522,291

Total Investments in Securities	$805,432,244	$—	$—	$805,432,244

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $730,274,206)	$805,432,244
Cash	8,354
Receivables:
Portfolio shares sold	871,816
Dividends	619,513
Securities lending	37
Other assets	3,423

Total assets	806,935,387

Liabilities
Payables:
Manager (See Note 3)	550,456
Portfolio shares redeemed	303,579
NYLIFE Distributors (See Note 3)	100,181
Shareholder communication	50,323
Professional fees	18,438
Custodian	6,697
Trustees	1,097
Accrued expenses	4,979

Total liabilities	1,035,750

Net assets	$805,899,637

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$68,344
Additional paid-in capital	747,166,125

747,234,469
Total distributable earnings (loss)	58,665,168

Net assets	$805,899,637

Initial Class
Net assets applicable to outstanding shares	$322,362,824

Shares of beneficial interest outstanding	27,018,822

Net asset value per share outstanding	$11.93

Service Class
Net assets applicable to outstanding shares	$483,536,813

Shares of beneficial interest outstanding	41,325,293

Net asset value per share outstanding	$11.70

14	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$5,765,917
Dividends-affiliated	3,414
Securities lending	3,354
Interest	24

Total income	5,772,709

Expenses
Manager (See Note 3)	3,341,859
Distribution/Service—Service Class (See Note 3)	577,647
Professional fees	50,637
Shareholder communication	47,317
Custodian	16,521
Trustees	10,040
Miscellaneous	15,496

Total expenses before waiver/reimbursement	4,059,517
Expense waiver/reimbursement from Manager (See Note 3)	(100,694)

Net expenses	3,958,823

Net investment income (loss)	1,813,886

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(75,907,641)
Foreign currency transactions	3

Net realized gain (loss) on investments and foreign currency transactions	(75,907,638)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(29,882,268)
Translation of other assets and liabilities in foreign currencies	1

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(29,882,267)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(105,789,905)

Net increase (decrease) in net assets resulting from operations	$(103,976,019)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $754.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,813,886	$6,318,673
Net realized gain (loss) on investments and foreign currency transactions	(75,907,638)	64,752,691
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(29,882,267)	112,581,705

Net increase (decrease) in net assets resulting from operations	(103,976,019)	183,653,069

Distributions to shareholders:
Initial Class	—	(29,305,651)
Service Class	—	(35,122,238)

Total distributions to shareholders	—	(64,427,889)

Capital share transactions:
Net proceeds from sale of shares	62,756,204	95,825,814
Net asset value of shares issued to shareholders in reinvestment of distributions	—	64,427,889
Cost of shares redeemed	(67,566,260)	(213,935,937)

Increase (decrease) in net assets derived from capital share transactions	(4,810,056)	(53,682,234)

Net increase (decrease) in net assets	(108,786,075)	65,542,946

Net Assets
Beginning of period	914,685,712	849,142,766

End of period	$805,899,637	$914,685,712

16	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.56		$11.94	$15.57	$13.37	$13.00	$15.83

Net investment income (loss) (a)	0.04		0.11	0.16	0.12	0.13	0.13

Net realized and unrealized gain (loss) on investments	(1.67)		2.54	(1.68)	2.42	1.28	(0.73)

Total from investment operations	(1.63)		2.65	(1.52)	2.54	1.41	(0.60)

Less distributions:

From net investment income	—		(0.16)	(0.15)	(0.16)	(0.11)	(0.09)

From net realized gain on investments	—		(0.87)	(1.96)	(0.18)	(0.93)	(2.14)

Total distributions	—		(1.03)	(2.11)	(0.34)	(1.04)	(2.23)

Net asset value at end of period	$11.93		$13.56	$11.94	$15.57	$13.37	$13.00

Total investment return (b)	(12.02	%)(c)	22.88%	(11.98%)	19.14%	11.17%	(3.68%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.60	% ††	0.84%	1.08%	0.87%	1.09%	0.88%

Net expenses (d)	0.86	% ††	0.86%	0.86%	0.86%	0.86%	0.86%

Expenses (before waiver/reimbursement) (d)	0.89	% ††	0.88%	0.88%	0.88%	0.89%	0.88%

Portfolio turnover rate	99%		174%	181%	155%	164%	174%

Net assets at end of period (in 000’s)	$322,363		$398,240	$453,343	$503,364	$558,783	$506,368

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$13.32		$11.74	$15.35	$13.18	$12.83	$15.64

Net investment income (loss) (a)	0.02		0.08	0.12	0.09	0.12	0.09

Net realized and unrealized gain (loss) on investments	(1.64)		2.49	(1.66)	2.38	1.24	(0.71)

Total from investment operations	(1.62)		2.57	(1.54)	2.47	1.36	(0.62)

Less distributions:

From net investment income	—		(0.12)	(0.11)	(0.12)	(0.08)	(0.05)

From net realized gain on investments	—		(0.87)	(1.96)	(0.18)	(0.93)	(2.14)

Total distributions	—		(0.99)	(2.07)	(0.30)	(1.01)	(2.19)

Net asset value at end of period	$11.70		$13.32	$11.74	$15.35	$13.18	$12.83

Total investment return (b)	(12.16	%)(c)	22.57%	(12.20%)	18.85%	10.89%	(3.92%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.36	% ††	0.58%	0.83%	0.64%	0.83%	0.61%

Net expenses (d)	1.11	% ††	1.11%	1.11%	1.11%	1.11%	1.11%

Expenses (before waiver/reimbursement) (d)	1.14	% ††	1.13%	1.13%	1.13%	1.14%	1.13%

Portfolio turnover rate	99%		174%	181%	155%	164%	174%

Net assets at end of period (in 000’s)	$483,537		$516,445	$395,800	$477,253	$435,287	$426,143

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Mid Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MacKay Mid Cap Core Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken

19

Notes to Financial Statements (Unaudited) (continued)

or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(H)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with

20	MainStay VP MacKay Mid Cap Core Portfolio

third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement will remain in effect until May 1, 2021 and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,341,859 and waived fees/reimbursed expenses in the amount of $100,694 and paid the Subadvisor in the amount of $1,620,583.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$2,349	$24,111	$(26,460)	$—	$—	$—	$3	$—	—

21

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$737,027,995	$105,431,994	$(37,027,745)	$68,404,249

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$8,888,934	$55,538,955

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $785,891 and $787,790, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	343,505	$3,965,989
Shares redeemed	(2,683,946)	(34,844,048)

Net increase (decrease)	(2,340,441)	$(30,878,059)

Year ended December 31, 2019:
Shares sold	619,575	$8,402,467
Shares issued to shareholders in reinvestment of distributions	2,337,954	29,305,651
Shares redeemed	(11,560,001)	(155,467,700)

Net increase (decrease)	(8,602,472)	$(117,759,582)

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	5,395,595	$58,790,215
Shares redeemed	(2,844,962)	(32,722,212)

Net increase (decrease)	2,550,633	$26,068,003

Year ended December 31, 2019:
Shares sold	6,621,506	$87,423,347
Shares issued to shareholders in reinvestment of distributions	2,851,850	35,122,238
Shares redeemed	(4,406,274)	(58,468,237)

Net increase (decrease)	5,067,082	$64,077,348

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in

22	MainStay VP MacKay Mid Cap Core Portfolio

connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari noting that “there might not be a quorum in [the Supreme Court]” to rule and suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. On

July 6, 2020, the plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, the plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants, including the fund, as issuer of the Portfolio.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the

23

Notes to Financial Statements (Unaudited) (continued)

Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his opening brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay Mid Cap Core Portfolio	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

24	MainStay VP MacKay Mid Cap Core Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

26	MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781635	MSVPMCC10-08/20 (NYLIAC) NI527

MainStay VP MacKay Small Cap Core Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/2/2016	–17.35%	–12.87%	2.80%	0.85%
Service Class Shares	5/2/2016	–17.45	–13.09	2.55	1.10

Benchmark Performance	Six Months	One Year	Since Inception

Russell 2000® Index[3]	–12.98%	–6.63%	7.28%
Morningstar Small Blend Category Average[4]	–16.88	–11.41	4.09

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$826.50	$3.41	$1,021.13	$3.77	0.75%

Service Class Shares	$1,000.00	$825.50	$4.54	$1,019.89	$5.02	1.00%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Small Cap Core Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Biotechnology	10.5%

Banks	7.1

Software	5.7

Equity Real Estate Investment Trusts	5.4

Health Care Equipment & Supplies	4.6

Semiconductors & Semiconductor Equipment	4.5

Pharmaceuticals	3.2

Specialty Retail	3.2

Machinery	3.1

Health Care Providers & Services	2.6

Household Durables	2.6

IT Services	2.5

Thrifts & Mortgage Finance	2.3

Electrical Equipment	2.0

Oil, Gas & Consumable Fuels	2.0

Capital Markets	1.9

Hotels, Restaurants & Leisure	1.9

Building Products	1.8

Commercial Services & Supplies	1.8

Electronic Equipment, Instruments & Components	1.8

Chemicals	1.7

Exchange-Traded Fund	1.6

Professional Services	1.4

Water Utilities	1.4

Construction & Engineering	1.2

Health Care Technology	1.2

Insurance	1.1

Internet & Direct Marketing Retail	1.1

Trading Companies & Distributors	1.1

Diversified Consumer Services	1.0

Leisure Products	1.0

Metals & Mining	1.0

Beverages	0.9

Communications Equipment	0.9

Personal Products	0.9

Auto Components	0.8

Diversified Telecommunication Services	0.8

Food & Staples Retailing	0.8

Life Sciences Tools & Services	0.8

Consumer Finance	0.7

Textiles, Apparel & Luxury Goods	0.7

Tobacco	0.7

Mortgage Real Estate Investment Trusts	0.6

Aerospace & Defense	0.5

Automobiles	0.4

Electric Utilities	0.4

Energy Equipment & Services	0.4

Entertainment	0.4

Food Products	0.4

Household Products	0.4

Independent Power & Renewable Electricity Producers	0.4

Interactive Media & Services	0.4

Multiline Retail	0.4

Road & Rail	0.4

Air Freight & Logistics	0.3

Media	0.3

Real Estate Management & Development	0.3

Airlines	0.2

Diversified Financial Services	0.2

Paper & Forest Products	0.2

Technology Hardware, Storage & Peripherals	0.2

Distributors	0.0	‡

Real Estate	0.0	‡

Short-Term Investment	2.8

Other Assets, Less Liabilities	-2.9

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Quidel Corp.

3.	Deckers Outdoor Corp.

4.	Green Dot Corp., Class A

5.	ASGN, Inc.
6.	Stamps.com, Inc.

7.	UFP Industries, Inc.

8.	Perspecta, Inc.

9.	EMCOR Group, Inc.

10.	SPS Commerce, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Small Cap Core Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay Small Cap Core Portfolio returned –17.35% for Initial Class shares and –17.45% for Service Class shares. Over the same period, both share classes underperformed the –12.98% return of the Russell 2000® Index, which is the Portfolio’s benchmark, and the –16.88% return of the Morningstar Small Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the primary driver of the Portfolio’s underperformance relative to the Russell 2000® Index during the reporting period. Risk rotations occurred frequently in the first half of 2020, with rapid shifts from risk-off to risk-on sentiment and back again. As investors become fixated on macroeconomic themes, they did not appear to pay attention to company fundamentals. As a result, the Portfolio’s valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, were not rewarded. The Portfolio’s momentum and sentiment measures produced positive results during the reporting period, but these were not strong enough to offset the underperformance of value.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributions to the Portfolio’s performance relative to the Russell 2000® Index came from the consumer staples, financials and utilities sectors. (Contributions take weightings and total returns into account.) During the same period, the most significant detractors from benchmark-relative performance were the industrials, health care and real estate sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the most substantial positive contributions to the Portfolio’s absolute performance during the reporting period included health care supplies provider Quidel, general merchandise retailer Big Lots and biotechnology developer Immunomedics. The stocks that detracted the most from the Portfolio’s absolute performance during the reporting period included casinos & gaming company Everi Holdings, real estate services provider Newmark Group and thrifts & mortgage finance firm Radian Group.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was in Quidel, mentioned above, while the largest increased position size was in financial and banking services provider Green Dot. During the same period, the most substantial position that the Portfolio exited completely was in financial software company ACI Worldwide, while the largest decreased position size was in natural food ingredient producer Darling Ingredients.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s largest sector weighting increases relative to the Russell 2000® Index were in health care and communication services. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposure were in consumer staples and financials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio held its most overweight exposure relative to the Russell 2000® Index in the health care and technology sectors. As of the same date, the Portfolio’s most significantly underweight exposures were in the financials and utilities sectors.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Small Cap Core Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 98.4%†
Aerospace & Defense 0.5%
AAR Corp.	700	$14,469
Axon Enterprise, Inc. (a)	9,900	971,487
Maxar Technologies, Inc. (a)	5,700	102,372
Mercury Systems, Inc. (a)	1,800	141,588
Vectrus, Inc. (a)	20,000	982,600

		2,212,516

Air Freight & Logistics 0.3%
Hub Group, Inc., Class A (a)	28,700	1,373,582

Airlines 0.2%
Allegiant Travel Co.	900	98,289
Hawaiian Holdings, Inc.	900	12,636
SkyWest, Inc.	16,300	531,706
Spirit Airlines, Inc. (a)(b)	6,800	121,040

		763,671

Auto Components 0.8%
Adient PLC (a)	85,600	1,405,552
American Axle & Manufacturing Holdings, Inc. (a)	117,400	892,240
Dana, Inc.	78,000	950,820
Modine Manufacturing Co. (a)	28,200	155,664

		3,404,276

Automobiles 0.4%
Winnebago Industries, Inc.	26,600	1,772,092

Banks 7.1%
1st Source Corp.	3,000	106,740
Amalgamated Bank, Class A	37,800	477,792
Ameris Bancorp	3,000	70,770
Atlantic Capital Bancshares, Inc. (a)	10,100	122,816
Atlantic Union Bankshares Corp.	600	13,896
Bancorp, Inc. (a)	101,100	990,780
BancorpSouth Bank	4,600	104,604
Bank of Commerce Holdings	1,100	8,338
Bank of N.T. Butterfield & Son, Ltd.	17,100	417,069
Bank7 Corp.	1,200	13,026
BankUnited, Inc.	21,900	443,475
Bankwell Financial Group, Inc.	900	14,310
Banner Corp.	8,700	330,600
BCB Bancorp, Inc.	13,200	122,496
Boston Private Financial Holdings, Inc.	63,600	437,568
Bridge Bancorp, Inc.	34,690	792,319
Cadence Bancorp	122,200	1,082,692
Cathay General Bancorp	24,200	636,460
Central Pacific Financial Corp.	23,400	375,102
Century Bancorp, Inc., Class A	5,900	458,548
CIT Group, Inc.	4,600	95,358
Civista Bancshares, Inc.	14,400	221,760
Columbia Banking System, Inc.	1,200	34,014
Community Bank System, Inc.	4,800	273,696
ConnectOne Bancorp, Inc.	50,900	820,508

	Shares	Value
Banks (continued)
Customers Bancorp, Inc. (a)	71,800	$863,036
CVB Financial Corp.	8,400	157,416
Dime Community Bancshares, Inc.	28,800	395,424
Eagle Bancorp, Inc.	18,300	599,325
Enterprise Financial Services Corp.	400	12,448
Esquire Financial Holdings, Inc. (a)	6,400	108,160
Farmers National Banc Corp.	23,500	278,710
Financial Institutions, Inc.	30,800	573,188
First BanCorp	8,400	46,956
First Bank	1,900	12,388
First Business Financial Services, Inc.	19,800	325,710
First Choice Bancorp	2,800	45,864
First Financial Bancorp	4,400	61,116
First Financial Bankshares, Inc.	15,600	450,684
First Financial Northwest, Inc.	13,900	134,691
First Foundation, Inc.	62,500	1,021,250
First Guaranty Bancshares, Inc.	1,100	13,453
First Internet Bancorp	30,500	506,910
First Merchants Corp.	26,200	722,334
First Midwest Bancorp, Inc.	10,600	141,510
First Northwest Bancorp	15,700	194,994
First of Long Island Corp.	27,800	454,252
Flushing Financial Corp.	61,700	710,784
Glacier Bancorp, Inc.	11,300	398,777
Great Southern Bancorp, Inc.	12,000	484,320
Great Western Bancorp, Inc.	3,200	44,032
Hancock Whitney Corp.	2,300	48,760
Home BancShares, Inc.	8,300	127,654
Hope Bancorp, Inc.	67,800	625,116
Horizon Bancorp, Inc.	7,500	80,175
Independent Bank Corp.	8,000	207,608
International Bancshares Corp.	14,100	451,482
Investar Holding Corp.	300	4,350
Investors Bancorp, Inc.	145,700	1,238,450
Lakeland Bancorp, Inc.	74,000	845,820
LCNB Corp.	1,700	27,132
Macatawa Bank Corp.	5,100	39,882
MainStreet Bancshares, Inc. (a)	1,400	18,480
Mercantile Bank Corp.	11,000	248,600
Metropolitan Bank Holding Corp. (a)	24,900	798,792
MidWestOne Financial Group, Inc.	13,700	274,000
MVB Financial Corp.	1,200	15,960
OceanFirst Financial Corp.	33,500	590,605
OFG Bancorp	1,100	14,707
Old National Bancorp	9,500	130,720
Orrstown Financial Services, Inc.	12,700	187,325
Pacific Premier Bancorp, Inc.	1,000	21,680
PCB Bancorp	4,900	50,470
Peapack-Gladstone Financial Corp.	24,700	462,631
Preferred Bank / Los Angeles CA	18,200	779,870
QCR Holdings, Inc.	8,600	268,148

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Banks (continued)
RBB Bancorp	17,300	$236,145
Republic Bancorp, Inc., Class A	10,000	327,100
Sierra Bancorp	400	7,552
Simmons First National Corp., Class A	800	13,688
SmartFinancial, Inc.	11,600	187,688
South Plains Financial, Inc.	13,800	196,512
South State Corp.	200	9,532
Southern National Bancorp of Virginia, Inc.	21,200	205,428
Stock Yards Bancorp, Inc.	600	24,120
Stonex Group, Inc.	21,000	1,155,000
TriState Capital Holdings, Inc. (a)	11,300	177,523
UMB Financial Corp.	2,500	128,875
United Bankshares, Inc.	14,100	390,006
United Community Banks, Inc.	20,200	406,424
Valley National Bancorp	40,900	319,838
WesBanco, Inc.	41,700	846,927
West Bancorp., Inc.	13,200	230,868

		29,644,112

Beverages 0.9%
Boston Beer Co., Inc., Class A (a)	2,900	1,556,285
Coca-Cola Consolidated, Inc.	6,200	1,420,978
Primo Water Corp.	43,700	600,875

		3,578,138

Biotechnology 10.5%
ACADIA Pharmaceuticals, Inc. (a)	10,700	518,629
Acceleron Pharma, Inc. (a)	4,600	438,242
Adverum Biotechnologies, Inc. (a)	18,600	388,368
Allakos, Inc. (a)(b)	8,800	632,368
Amicus Therapeutics, Inc. (a)	99,340	1,498,047
Apellis Pharmaceuticals, Inc. (a)	26,700	872,022
Arena Pharmaceuticals, Inc. (a)	19,783	1,245,340
Arrowhead Pharmaceuticals, Inc. (a)	31,400	1,356,166
Atara Biotherapeutics, Inc. (a)	47,100	686,247
Biohaven Pharmaceutical Holding Co., Ltd. (a)	18,600	1,359,846
Blueprint Medicines Corp. (a)	17,100	1,333,800
Bridgebio Pharma, Inc. (a)(b)	25,700	838,077
ChemoCentryx, Inc. (a)	17,300	995,442
Deciphera Pharmaceuticals, Inc. (a)	11,400	680,808
Editas Medicine, Inc. (a)	36,000	1,064,880
Emergent BioSolutions, Inc. (a)	13,592	1,074,855
Enanta Pharmaceuticals, Inc. (a)	9,200	461,932
Epizyme, Inc. (a)	41,000	658,460
Fate Therapeutics, Inc. (a)	26,900	922,939
FibroGen, Inc. (a)	33,919	1,374,737
Global Blood Therapeutics, Inc. (a)	6,400	404,032
Halozyme Therapeutics, Inc. (a)	55,800	1,495,998
Heron Therapeutics, Inc. (a)	53,000	779,630
Immunomedics, Inc. (a)	19,300	683,992
Inovio Pharmaceuticals, Inc. (a)(b)	35,900	967,505
Insmed, Inc. (a)	45,590	1,255,549

	Shares	Value
Biotechnology (continued)
Intercept Pharmaceuticals, Inc. (a)	14,400	$689,904
Invitae Corp. (a)(b)	51,800	1,569,022
Iovance Biotherapeutics, Inc. (a)	11,700	321,165
Ironwood Pharmaceuticals, Inc. (a)	60,252	621,801
Kodiak Sciences, Inc. (a)	11,700	633,204
Ligand Pharmaceuticals, Inc. (a)	6,327	707,675
Madrigal Pharmaceuticals, Inc. (a)	5,900	668,175
Mirati Therapeutics, Inc. (a)	12,400	1,415,708
Momenta Pharmaceuticals, Inc. (a)	38,169	1,269,883
Myriad Genetics, Inc. (a)	34,810	394,745
Natera, Inc. (a)	22,500	1,121,850
Novavax, Inc. (a)	13,000	1,083,550
Portola Pharmaceuticals, Inc. (a)	50,942	916,446
Prothena Corp. PLC (a)	42,007	439,393
PTC Therapeutics, Inc. (a)	22,700	1,151,798
Radius Health, Inc. (a)	35,633	485,678
REGENXBIO, Inc. (a)	22,500	828,675
Retrophin, Inc. (a)	40,100	818,441
Sangamo Therapeutics, Inc. (a)	71,700	642,432
TG Therapeutics, Inc. (a)	28,700	559,076
Turning Point Therapeutics, Inc. (a)	12,100	781,539
Ultragenyx Pharmaceutical, Inc. (a)	21,044	1,646,062
Vanda Pharmaceuticals, Inc. (a)	38,900	445,016
Xencor, Inc. (a)	23,731	768,647

		43,967,796

Building Products 1.8%
American Woodmark Corp. (a)	1,700	128,605
Apogee Enterprises, Inc.	13,300	306,432
Builders FirstSource, Inc. (a)	78,600	1,627,020
Insteel Industries, Inc.	13,100	249,817
JELD-WEN Holding, Inc. (a)	23,100	372,141
Masonite International Corp. (a)	17,800	1,384,484
Patrick Industries, Inc.	9,900	606,375
Simpson Manufacturing Co., Inc.	7,900	666,444
Trex Co., Inc. (a)	2,900	377,203
UFP Industries, Inc.	39,900	1,975,449

		7,693,970

Capital Markets 1.9%
Ares Management Corp., Class A	6,800	269,960
Artisan Partners Asset Management, Inc., Class A	52,700	1,712,750
Blucora, Inc. (a)	1,000	11,420
Brightsphere Investment Group, Inc. (a)	143,400	1,786,764
Federated Hermes, Inc.	73,400	1,739,580
GAIN Capital Holdings, Inc.	31,800	191,436
GAMCO Investors, Inc., Class A	4,700	62,557
Oppenheimer Holdings, Inc., Class A	600	13,074
Stifel Financial Corp.	21,600	1,024,488
Virtus Investment Partners, Inc.	2,700	313,983
Waddell & Reed Financial, Inc., Class A	64,600	1,001,946

		8,127,958

10	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals 1.7%
Advanced Emissions Solutions, Inc.	30,400	$147,440
AdvanSix, Inc. (a)	30,800	361,592
Balchem Corp.	600	56,916
Hawkins, Inc.	1,800	76,644
Ingevity Corp. (a)	1,900	99,883
Innospec, Inc.	1,700	131,325
Koppers Holdings, Inc. (a)	15,000	282,600
Kraton Corp. (a)	38,400	663,552
Minerals Technologies, Inc.	1,200	56,316
Orion Engineered Carbons S.A.	98,800	1,046,292
PolyOne Corp.	66,300	1,739,049
Stepan Co.	17,700	1,718,670
Trecora Resources (a)	7,600	47,652
Tredegar Corp.	31,700	488,180

		6,916,111

Commercial Services & Supplies 1.8%
ACCO Brands Corp.	8,100	57,510
Brink’s Co.	11,900	541,569
Deluxe Corp.	5,300	124,762
Harsco Corp. (a)	5,000	67,550
Herman Miller, Inc.	52,900	1,248,969
HNI Corp.	51,800	1,583,526
Interface, Inc.	88,700	722,018
KAR Auction Services, Inc.	19,800	272,448
Kimball International, Inc., Class B	45,400	524,824
Knoll, Inc.	13,600	165,784
Matthews International Corp., Class A	2,800	53,480
McGrath RentCorp.	25,300	1,366,453
Steelcase, Inc., Class A	56,200	677,772

		7,406,665

Communications Equipment 0.9%
ADTRAN, Inc.	300	3,279
Calix, Inc. (a)	12,600	187,740
Comtech Telecommunications Corp.	13,400	226,326
Extreme Networks, Inc. (a)	69,800	302,932
Genasys, Inc. (a)	30,500	148,230
Infinera Corp. (a)	11,900	70,448
Inseego Corp. (a)(b)	2,800	32,480
InterDigital, Inc.	5,200	294,476
Lumentum Holdings, Inc. (a)	5,100	415,293
NetScout Systems, Inc. (a)	18,400	470,304
PCTEL, Inc. (a)	18,600	124,248
Ribbon Communications, Inc. (a)	242,100	951,453
Viavi Solutions, Inc. (a)	42,300	538,902

		3,766,111

Construction & Engineering 1.2%
Comfort Systems USA, Inc.	39,600	1,613,700
EMCOR Group, Inc.	29,800	1,970,972

	Shares	Value
Construction & Engineering (continued)
Granite Construction, Inc.	2,800	$53,592
IES Holdings, Inc. (a)	13,400	310,478
MasTec, Inc. (a)	100	4,487
MYR Group, Inc. (a)	17,400	555,234
Primoris Services Corp.	7,800	138,528
Sterling Construction Co., Inc. (a)	6,800	71,196
Tutor Perini Corp. (a)	21,200	258,216

		4,976,403

Consumer Finance 0.7%
Curo Group Holdings Corp.	47,300	386,441
Enova International, Inc. (a)	23,700	352,419
Green Dot Corp., Class A (a)	43,800	2,149,704

		2,888,564

Distributors 0.0% ‡
Core-Mark Holding Co., Inc.	2,000	49,910
Weyco Group, Inc.	1,100	23,749

		73,659

Diversified Consumer Services 1.0%
American Public Education, Inc. (a)	13,200	390,720
Carriage Services, Inc.	17,100	309,852
Chegg, Inc. (a)	7,000	470,820
Collectors Universe, Inc.	20,700	709,596
Laureate Education, Inc., Class A (a)	7,200	71,748
Perdoceo Education Corp. (a)	91,400	1,456,002
Select Interior Concepts, Inc., Class A (a)	11,400	39,900
Universal Technical Institute, Inc. (a)	71,800	499,010
WW International, Inc. (a)	16,600	421,308

		4,368,956

Diversified Financial Services 0.2%
A-Mark Precious Metals, Inc. (a)	2,800	53,340
Alerus Financial Corp.	3,600	71,136
Cannae Holdings, Inc. (a)	12,200	501,420

		625,896

Diversified Telecommunication Services 0.8%
Alaska Communications Systems Group, Inc.	10,700	29,853
ATN International, Inc.	3,000	181,710
Bandwidth, Inc., Class A (a)	500	63,500
Cincinnati Bell, Inc. (a)	96,300	1,430,055
Cogent Communications Holdings, Inc.	7,600	587,936
Consolidated Communications Holdings, Inc. (a)	18,300	123,891
IDT Corp., Class B (a)	116,800	762,704
Ooma, Inc. (a)	10,200	168,096

		3,347,745

Electric Utilities 0.4%
Portland General Electric Co.	38,000	1,588,780
Spark Energy, Inc., Class A	2,000	14,140

		1,602,920

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 2.0%
Allied Motion Technologies, Inc.	6,200	$218,860
Atkore International Group, Inc. (a)	54,700	1,496,045
AZZ, Inc.	42,800	1,468,896
Encore Wire Corp.	28,900	1,410,898
Generac Holdings, Inc. (a)	11,200	1,365,616
LSI Industries, Inc.	45,300	293,091
Orion Energy Systems, Inc. (a)	47,100	162,966
Powell Industries, Inc.	35,900	983,301
Preformed Line Products Co.	2,600	130,026
TPI Composites, Inc. (a)	29,500	689,415

		8,219,114

Electronic Equipment, Instruments & Components 1.8%
Bel Fuse, Inc., Class B	3,900	41,847
Benchmark Electronics, Inc.	14,800	319,680
II-VI, Inc. (a)	18,100	854,682
Itron, Inc. (a)	1,800	119,250
Kimball Electronics, Inc. (a)	75,700	1,024,978
Luna Innovations, Inc. (a)	23,000	134,320
MTS Systems Corp.	34,800	612,132
OSI Systems, Inc. (a)	2,100	156,744
Plexus Corp. (a)	18,700	1,319,472
Sanmina Corp. (a)	57,674	1,444,157
ScanSource, Inc. (a)	31,700	763,653
Vishay Intertechnology, Inc.	30,800	470,316
Vishay Precision Group, Inc. (a)	9,700	238,426

		7,499,657

Energy Equipment & Services 0.4%
Dril-Quip, Inc. (a)	1,400	41,706
Exterran Corp. (a)	34,400	185,416
Matrix Service Co. (a)	30,900	300,348
NexTier Oilfield Solutions, Inc. (a)	182,100	446,145
Oceaneering International, Inc. (a)	2,600	16,614
ProPetro Holding Corp. (a)	139,400	716,516

		1,706,745

Entertainment 0.4%
Cinemark Holdings, Inc.	20,600	237,930
Glu Mobile, Inc. (a)	161,200	1,494,324
IMAX Corp. (a)	4,600	51,566
Marcus Corp.	800	10,616

		1,794,436

Equity Real Estate Investment Trusts 5.4%
Acadia Realty Trust	5,100	66,198
Agree Realty Corp.	11,000	722,810
Alexander’s, Inc.	300	72,270
Alpine Income Property Trust, Inc.	8,100	131,706
American Finance Trust, Inc.	3,100	24,599
CareTrust REIT, Inc.	18,100	310,596
Community Healthcare Trust, Inc.	13,500	552,150

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Diversified Healthcare Trust	3,200	$14,160
EastGroup Properties, Inc.	7,000	830,270
Essential Properties Realty Trust, Inc.	4,200	62,328
First Industrial Realty Trust, Inc.	25,200	968,688
Four Corners Property Trust, Inc.	41,200	1,005,280
Front Yard Residential Corp.	56,300	489,810
GEO Group, Inc.	74,627	882,837
Gladstone Land Corp.	13,300	210,938
Global Medical REIT, Inc.	900	10,197
Healthcare Realty Trust, Inc.	13,900	407,131
Hersha Hospitality Trust	7,300	42,048
Industrial Logistics Properties Trust	45,400	932,970
Kite Realty Group Trust	2,500	28,850
Lexington Realty Trust	119,400	1,259,670
LTC Properties, Inc.	11,600	436,972
Monmouth Real Estate Investment Corp.	64,800	938,952
National Health Investors, Inc.	18,600	1,129,392
National Storage Affiliates Trust	5,500	157,630
Pebblebrook Hotel Trust	7,200	98,352
Physicians Realty Trust	34,200	599,184
Piedmont Office Realty Trust, Inc., Class A	58,800	976,668
Plymouth Industrial REIT, Inc.	27,800	355,840
PotlatchDeltic Corp.	31,700	1,205,551
PS Business Parks, Inc.	6,100	807,640
QTS Realty Trust, Inc., Class A	13,700	878,033
Retail Opportunity Investments Corp.	4,700	53,251
Retail Properties of America, Inc., Class A	80,700	590,724
Rexford Industrial Realty, Inc.	21,200	878,316
Ryman Hospitality Properties, Inc.	5,500	190,300
Sabra Health Care REIT, Inc.	53,300	769,119
Seritage Growth Properties, Class A (a)	700	7,980
Service Properties Trust	35,300	250,277
STAG Industrial, Inc.	12,800	375,296
Sunstone Hotel Investors, Inc.	68,600	559,090
Tanger Factory Outlet Centers, Inc. (b)	2,300	16,399
Terreno Realty Corp.	21,500	1,131,760
Universal Health Realty Income Trust	3,100	246,419
Urban Edge Properties	41,900	497,353
Urstadt Biddle Properties, Inc., Class A	15,500	184,140
Xenia Hotels & Resorts, Inc.	4,200	39,186

		22,399,330

Food & Staples Retailing 0.8%
BJ’s Wholesale Club Holdings, Inc. (a)	26,200	976,474
Ingles Markets, Inc., Class A	2,900	124,903
Performance Food Group Co. (a)	16,000	466,240
Rite Aid Corp. (a)(b)	7,200	122,832
SpartanNash Co.	69,600	1,479,000
United Natural Foods, Inc. (a)	13,300	242,193
Weis Markets, Inc.	300	15,036

		3,426,678

12	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food Products 0.4%
Darling Ingredients, Inc. (a)	7,200	$177,264
Freshpet, Inc. (a)	800	66,928
John B. Sanfilippo & Son, Inc.	7,200	614,376
Sanderson Farms, Inc.	1,000	115,890
Seneca Foods Corp., Class A (a)	19,200	649,152

		1,623,610

Health Care Equipment & Supplies 4.6%
AtriCure, Inc. (a)	10,700	480,965
Chembio Diagnostics, Inc. (a)	32,100	104,325
CONMED Corp.	22,700	1,634,173
Cutera, Inc. (a)	8,600	104,662
FONAR Corp. (a)	5,300	113,261
GenMark Diagnostics, Inc. (a)	23,800	350,098
Glaukos Corp. (a)	3,400	130,628
Haemonetics Corp. (a)	12,400	1,110,544
Integer Holdings Corp. (a)	22,200	1,621,710
Irhythm Technologies, Inc. (a)	500	57,945
Lantheus Holdings, Inc. (a)	67,200	960,960
Meridian Bioscience, Inc. (a)	39,500	919,955
Natus Medical, Inc. (a)	37,300	813,886
Neogen Corp. (a)	16,500	1,280,400
Nevro Corp. (a)	1,900	226,993
Novocure, Ltd. (a)	6,700	397,310
NuVasive, Inc. (a)	31,700	1,764,422
OraSure Technologies, Inc. (a)	89,700	1,043,211
Orthofix Medical, Inc. (a)	29,000	928,000
Quidel Corp. (a)	10,100	2,259,774
Repro-Med Systems, Inc. (a)	58,200	522,636
RTI Surgical Holdings, Inc. (a)	25,100	79,818
STAAR Surgical Co. (a)	2,400	147,696
Stereotaxis, Inc. (a)	500	2,230
Vapotherm, Inc. (a)	15,300	627,147
Varex Imaging Corp. (a)	30,100	456,015
Zynex, Inc. (a)(b)	38,300	952,521

		19,091,285

Health Care Providers & Services 2.6%
Amedisys, Inc. (a)	9,100	1,806,714
AMN Healthcare Services, Inc. (a)	2,800	126,672
Brookdale Senior Living, Inc. (a)	24,400	71,980
Corvel Corp. (a)	11,100	786,879
Ensign Group, Inc.	8,300	347,355
HealthEquity, Inc. (a)	15,700	921,119
InfuSystem Holdings, Inc. (a)	19,800	228,492
Magellan Health, Inc. (a)	11,000	802,780
National Healthcare Corp.	16,100	1,021,384
Owens & Minor, Inc.	136,800	1,042,416
Providence Service Corp. (a)	2,300	181,493
Select Medical Holdings Corp. (a)	92,600	1,363,998
Sharps Compliance Corp. (a)	17,200	120,916

	Shares	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp. (a)	44,900	$813,139
Triple-S Management Corp., Class B (a)	5,300	100,806
Viemed Healthcare, Inc. (a)	103,700	995,520

		10,731,663

Health Care Technology 1.2%
Computer Programs & Systems, Inc.	12,900	293,991
HealthStream, Inc. (a)	34,800	770,124
HMS Holdings Corp. (a)	37,400	1,211,386
NextGen Healthcare, Inc. (a)	12,800	140,544
Omnicell, Inc. (a)	13,000	918,060
Phreesia, Inc. (a)	15,700	443,996
Tabula Rasa Healthcare, Inc. (a)(b)	2,600	142,298
Teladoc Health, Inc. (a)	5,200	992,368

		4,912,767

Hotels, Restaurants & Leisure 1.9%
Bloomin’ Brands, Inc.	8,600	91,676
Bluegreen Vacations Corp.	9,100	49,322
Boyd Gaming Corp.	14,500	303,050
Brinker International, Inc.	26,500	636,000
Churchill Downs, Inc.	1,900	252,985
Cracker Barrel Old Country Store, Inc.	1,500	166,365
Dave & Buster’s Entertainment, Inc. (b)	1,400	18,662
Del Taco Restaurants, Inc. (a)	65,800	390,194
Denny’s Corp. (a)	25,900	261,590
Dine Brands Global, Inc.	400	16,840
Eldorado Resorts, Inc. (a)	3,900	156,234
Hilton Grand Vacations, Inc. (a)	13,000	254,150
Marriott Vacations Worldwide Corp.	2,100	172,641
Papa John’s International, Inc.	11,200	889,392
Penn National Gaming, Inc. (a)(b)	21,400	653,556
RCI Hospitality Holdings, Inc.	79,000	1,094,940
Red Rock Resorts, Inc., Class A	67,900	740,789
Ruth’s Hospitality Group, Inc.	10,200	83,232
Scientific Games Corp., Class A (a)	1,600	24,736
SeaWorld Entertainment, Inc. (a)	1,400	20,734
Texas Roadhouse, Inc.	16,500	867,405
Twin River Worldwide Holdings, Inc.	19,600	436,884
Wingstop, Inc.	3,300	458,601

		8,039,978

Household Durables 2.6%
Beazer Homes USA, Inc. (a)	126,100	1,269,827
Cavco Industries, Inc. (a)	5,600	1,079,960
Green Brick Partners, Inc. (a)	57,200	677,820
Hamilton Beach Brands Holding Co., Class A	5,900	70,210
Helen of Troy, Ltd. (a)	500	94,280
Hooker Furniture Corp.	6,100	118,645
Installed Building Products, Inc. (a)	8,000	550,240
KB Home	43,400	1,331,512
La-Z-Boy, Inc.	19,300	522,258

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Household Durables (continued)
M/I Homes, Inc. (a)	19,800	$681,912
Meritage Homes Corp. (a)	25,600	1,948,672
Purple Innovation, Inc. (a)	25,200	453,600
TopBuild Corp. (a)	2,900	329,933
TRI Pointe Group, Inc. (a)	115,800	1,701,102
Universal Electronics, Inc. (a)	1,200	56,184
VOXX International Corp. (a)	12,600	72,828

		10,958,983

Household Products 0.4%
Central Garden & Pet Co., Class A (a)	47,000	1,588,130
Oil-Dri Corp. of America	2,000	69,400

		1,657,530

Independent Power & Renewable Electricity Producers 0.4%
Clearway Energy, Inc.
Class A	44,000	922,680
Class C	9,000	207,540
Ormat Technologies, Inc.	10,600	672,994

		1,803,214

Insurance 1.1%
American Equity Investment Life Holding Co.	5,500	135,905
Argo Group International Holdings, Ltd.	2,600	90,558
CNO Financial Group, Inc.	85,500	1,331,235
Crawford & Co., Class A	20,100	158,589
eHealth, Inc. (a)	1,400	137,536
Employers Holdings, Inc.	23,300	702,495
Enstar Group, Ltd. (a)	200	30,554
FedNat Holding Co.	24,400	270,108
Fidelity National Financial, Inc.	3,824	117,244
Global Indemnity, Ltd.	1,200	28,728
Hallmark Financial Services, Inc. (a)	47,400	165,426
ProAssurance Corp.	2,700	39,069
Stewart Information Services Corp.	43,000	1,397,930

		4,605,377

Interactive Media & Services 0.4%
Cargurus, Inc. (a)	16,800	425,880
DHI Group, Inc. (a)	105,700	221,970
Eventbrite, Inc., Class A (a)	1,200	10,284
Travelzoo (a)	17,600	99,264
Yelp, Inc. (a)	42,500	983,025

		1,740,423

Internet & Direct Marketing Retail 1.1%
1-800-Flowers.com, Inc., Class A (a)	61,800	1,237,236
Groupon, Inc. (a)	505	9,151
PetMed Express, Inc. (b)	39,900	1,422,036
Realreal, Inc. (The) (a)	2,800	35,812
Stamps.com, Inc. (a)	10,800	1,983,852
U.S. Auto Parts Network, Inc. (a)	2,000	17,320

		4,705,407

	Shares	Value
IT Services 2.5%
Brightcove, Inc. (a)	8,800	$69,344
CSG Systems International, Inc.	9,500	393,205
Endurance International Group Holdings, Inc. (a)	274,500	1,106,235
Fastly, Inc., Class A (a)	10,100	859,813
Hackett Group, Inc.	2,400	32,496
Limelight Networks, Inc. (a)	258,900	1,905,504
ManTech International Corp., Class A	16,000	1,095,840
MAXIMUS, Inc.	6,000	422,700
Perspecta, Inc.	84,900	1,972,227
PFSweb, Inc. (a)	15,500	103,540
Science Applications International Corp.	8,900	691,352
Sykes Enterprises, Inc. (a)	16,200	448,092
TTEC Holdings, Inc.	26,700	1,243,152

		10,343,500

Leisure Products 1.0%
Escalade, Inc.	3,000	41,880
Johnson Outdoors, Inc., Class A	4,600	418,692
Malibu Boats, Inc., Class A (a)	23,800	1,236,410
MasterCraft Boat Holdings, Inc. (a)	58,700	1,118,235
Nautilus, Inc. (a)	136,400	1,264,428

		4,079,645

Life Sciences Tools & Services 0.8%
Luminex Corp.	34,800	1,132,044
Medpace Holdings, Inc. (a)	6,500	604,630
Repligen Corp. (a)	3,000	370,830
Syneos Health, Inc. (a)	21,100	1,229,075

		3,336,579

Machinery 3.1%
Albany International Corp., Class A	1,000	58,710
Altra Industrial Motion Corp.	5,400	172,044
Blue Bird Corp. (a)	48,500	727,015
Chart Industries, Inc. (a)	1,000	48,490
EnPro Industries, Inc.	6,100	300,669
ESCO Technologies, Inc.	6,500	549,445
Evoqua Water Technologies Corp. (a)	13,700	254,820
Franklin Electric Co., Inc.	23,600	1,239,472
Kennametal, Inc.	3,800	109,098
L.B. Foster Co., Class A (a)	31,000	395,870
Lydall, Inc. (a)	38,800	526,128
Meritor, Inc. (a)	72,600	1,437,480
Miller Industries, Inc.	7,500	223,275
Mueller Industries, Inc.	59,800	1,589,484
Mueller Water Products, Inc., Class A	22,500	212,175
Navistar International Corp. (a)	55,600	1,567,920
Shyft Group, Inc.	18,000	303,120
SPX Corp. (a)	32,500	1,337,375
Tennant Co.	7,718	501,747
Watts Water Technologies, Inc., Class A	18,100	1,466,100
Welbilt, Inc. (a)	8,000	48,720

		13,069,157

14	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Media 0.3%
Emerald Expositions Events, Inc.	20,200	$62,216
Entravision Communications Corp., Class A	151,800	217,074
Fluent, Inc. (a)	30,800	54,824
Meredith Corp.	900	13,095
Scholastic Corp.	1,400	41,916
TEGNA, Inc.	51,400	572,596
WideOpenWest, Inc. (a)	92,800	489,056

		1,450,777

Metals & Mining 1.0%
Allegheny Technologies, Inc. (a)	5,900	60,121
Caledonia Mining Corp. PLC	23,000	398,360
Carpenter Technology Corp.	4,900	118,972
Coeur Mining, Inc. (a)	17,500	88,900
Commercial Metals Co.	3,000	61,200
Gold Resource Corp.	80,392	330,411
Hecla Mining Co.	27,500	89,925
Materion Corp.	9,500	584,155
Novagold Resources, Inc. (a)	5,900	54,162
Olympic Steel, Inc.	2,100	24,675
Ryerson Holding Corp. (a)	31,500	177,345
Schnitzer Steel Industries, Inc., Class A	7,900	139,356
Warrior Met Coal, Inc.	80,500	1,238,895
Worthington Industries, Inc.	22,700	846,710

		4,213,187

Mortgage Real Estate Investment Trusts 0.6%
Apollo Commercial Real Estate Finance, Inc.	7,100	69,651
Ares Commercial Real Estate Corp.	55,400	505,248
Broadmark Realty Capital, Inc. (b)	5,700	53,979
Cherry Hill Mortgage Investment Corp.	48,500	437,470
Ellington Residential Mortgage REIT (b)	8,600	88,580
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	200	5,692
Invesco Mortgage Capital, Inc. (b)	6,200	23,188
Ladder Capital Corp.	121,500	984,150
New York Mortgage Trust, Inc.	26,000	67,860
PennyMac Mortgage Investment Trust	4,100	71,873
Redwood Trust, Inc.	3,700	25,900

		2,333,591

Multiline Retail 0.4%
Big Lots, Inc.	44,600	1,873,200

Oil, Gas & Consumable Fuels 2.0%
Arch Resources, Inc.	8,600	244,326
Ardmore Shipping Corp.	102,100	443,114
Berry Corp.	218,300	1,054,389
Bonanza Creek Energy, Inc. (a)	62,200	921,804
CNX Resources Corp. (a)	157,400	1,361,510
CVR Energy, Inc.	600	12,066
Delek U.S. Holdings, Inc.	5,000	87,050

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
DHT Holdings, Inc.	1,900	$9,747
Diamond S Shipping, Inc. (a)	115,900	926,041
Dorian LPG, Ltd. (a)	9,600	74,304
International Seaways, Inc.	27,900	455,886
Laredo Petroleum, Inc. (a)	810	11,227
Matador Resources Co. (a)	3,800	32,300
NACCO Industries, Inc., Class A	200	4,660
Overseas Shipholding Group, Inc., Class A (a)	5,600	10,416
PBF Energy, Inc., Class A	14,300	146,432
PDC Energy, Inc. (a)	9,800	121,912
Penn Virginia Corp. (a)	28,300	269,699
Renewable Energy Group, Inc. (a)	20,700	512,946
REX American Resources Corp. (a)	400	27,748
Scorpio Tankers, Inc.	1,600	20,496
SM Energy Co.	2,200	8,250
Southwestern Energy Co. (a)	10,200	26,112
World Fuel Services Corp.	60,600	1,561,056

		8,343,491

Paper & Forest Products 0.2%
Boise Cascade Co.	15,100	567,911
Verso Corp., Class A	23,500	281,060

		848,971

Personal Products 0.9%
Edgewell Personal Care Co. (a)	12,600	392,616
LifeVantage Corp. (a)	55,700	753,064
Medifast, Inc. (b)	8,300	1,151,791
Nature’s Sunshine Products, Inc. (a)	1,900	17,119
USANA Health Sciences, Inc. (a)	17,800	1,307,054

		3,621,644

Pharmaceuticals 3.2%
Amphastar Pharmaceuticals, Inc. (a)	14,600	327,916
ANI Pharmaceuticals, Inc. (a)	1,000	32,340
Avenue Therapeutics, Inc. (a)	12,400	133,548
BioDelivery Sciences International, Inc. (a)	271,700	1,184,612
Collegium Pharmaceutical, Inc. (a)	58,800	1,029,000
Corcept Therapeutics, Inc. (a)	103,100	1,734,142
Durect Corp. (a)(b)	129,600	300,672
Endo International PLC (a)	49,500	169,785
Harrow Health, Inc. (a)	21,400	111,494
Innoviva, Inc. (a)	103,700	1,449,726
Intersect ENT, Inc. (a)	24,800	335,792
Lannett Co., Inc. (a)	24,300	176,418
Mallinckrodt PLC (a)(b)	247,000	661,960
MyoKardia, Inc. (a)	4,800	463,776
Pacira BioSciences, Inc. (a)	36,100	1,894,167
Phibro Animal Health Corp., Class A	45,700	1,200,539
Prestige Consumer Healthcare, Inc. (a)	40,100	1,506,156
Strongbridge Biopharma PLC (a)	48,800	184,464
Supernus Pharmaceuticals, Inc. (a)	14,900	353,875

		13,250,382

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Professional Services 1.4%
ASGN, Inc. (a)	30,000	$2,000,400
Barrett Business Services, Inc.	3,100	164,703
CRA International, Inc.	500	19,750
Exponent, Inc.	500	40,465
Insperity, Inc.	18,100	1,171,613
Kforce, Inc.	35,100	1,026,675
Korn Ferry	5,800	178,234
Mastech Digital, Inc. (a)	10,300	267,079
TriNet Group, Inc. (a)	16,600	1,011,604

		5,880,523

Real Estate 0.0% ‡
Cushman & Wakefield PLC (a)	4,700	58,562
Redfin Corp. (a)	1,100	46,101

		104,663

Real Estate Management & Development 0.3%
Newmark Group, Inc., Class A	163,500	794,610
RMR Group, Inc., Class A	20,200	595,294

		1,389,904

Road & Rail 0.4%
ArcBest Corp.	58,900	1,561,439
Universal Logistics Holdings, Inc.	800	13,904

		1,575,343

Semiconductors & Semiconductor Equipment 4.5%
ACM Research, Inc., Class A (a)	3,400	212,024
Advanced Energy Industries, Inc. (a)	22,968	1,557,001
Alpha & Omega Semiconductor, Ltd. (a)	15,400	167,552
Amkor Technology, Inc. (a)	130,500	1,606,455
Axcelis Technologies, Inc. (a)	54,000	1,503,900
Cabot Microelectronics Corp.	1,200	167,448
CEVA, Inc. (a)	1,200	44,904
Cirrus Logic, Inc. (a)	22,200	1,371,516
CyberOptics Corp. (a)	12,000	386,520
Enphase Energy, Inc. (a)	4,200	199,794
FormFactor, Inc. (a)	65,100	1,909,383
Ichor Holdings, Ltd. (a)	57,500	1,528,350
Inphi Corp. (a)	6,300	740,250
Lattice Semiconductor Corp. (a)	25,500	723,945
MACOM Technology Solutions Holdings, Inc. (a)	6,900	237,015
NeoPhotonics Corp. (a)	87,500	777,000
Photronics, Inc. (a)	115,900	1,289,967
Rambus, Inc. (a)	59,000	896,800
Semtech Corp. (a)	300	15,666
Smart Global Holdings, Inc. (a)	33,700	915,966
Synaptics, Inc. (a)	18,320	1,101,398
Ultra Clean Holdings, Inc. (a)	66,000	1,493,580

		18,846,434

	Shares	Value
Software 5.7%
A10 Networks, Inc. (a)	107,700	$733,437
American Software, Inc., Class A	39,200	617,792
AppFolio, Inc., Class A (a)	3,000	488,130
Appian Corp. (a)(b)	5,200	266,500
Avaya Holdings Corp. (a)	111,500	1,378,140
Blackbaud, Inc.	9,300	530,844
Blackline, Inc. (a)	9,500	787,645
Bottomline Technologies, Inc. (a)	5,100	258,927
Box, Inc., Class A (a)	66,100	1,372,236
ChannelAdvisor Corp. (a)	20,200	319,968
Cloudera, Inc. (a)	38,700	492,264
CommVault Systems, Inc. (a)	20,900	808,830
Cornerstone OnDemand, Inc. (a)	45,100	1,739,056
Digital Turbine, Inc. (a)	36,600	460,062
Envestnet, Inc. (a)	6,200	455,948
Everbridge, Inc. (a)	2,200	304,392
Five9, Inc. (a)	4,600	509,082
GlobalSCAPE, Inc.	17,600	171,600
j2 Global, Inc.	3,800	240,198
MicroStrategy, Inc., Class A (a)	11,700	1,383,993
Mimecast, Ltd. (a)	19,700	820,702
Mitek Systems, Inc. (a)	44,700	429,567
OneSpan, Inc. (a)	20,600	575,358
Progress Software Corp.	41,400	1,604,250
PROS Holdings, Inc. (a)	1,400	62,202
Q2 Holdings, Inc. (a)	9,900	849,321
Rimini Street, Inc. (a)	23,700	122,055
Sapiens International Corp. N.V.	30,800	861,784
SPS Commerce, Inc. (a)	26,100	1,960,632
SVMK, Inc. (a)	41,300	972,202
Telenav, Inc. (a)	2,200	12,078
Tenable Holdings, Inc. (a)	5,200	155,012
Verint Systems, Inc. (a)	2,800	126,504
Workiva, Inc. (a)	5,400	288,846
Zix Corp. (a)	197,700	1,364,130
Zuora, Inc., Class A (a)	11,700	149,175

		23,672,862

Specialty Retail 3.2%
Aaron’s, Inc.	28,700	1,302,980
Abercrombie & Fitch Co., Class A	1,600	17,024
America’s Car-Mart, Inc. (a)	6,300	553,581
American Eagle Outfitters, Inc.	7,800	85,020
Asbury Automotive Group, Inc. (a)	5,000	386,650
Group 1 Automotive, Inc.	16,000	1,055,520
Haverty Furniture Cos., Inc.	30,900	494,400
Hibbett Sports, Inc. (a)	6,600	138,204
Lithia Motors, Inc., Class A	100	15,133
MarineMax, Inc. (a)	34,600	774,694
Murphy USA, Inc. (a)	17,400	1,959,066
Office Depot, Inc.	283,900	667,165

16	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Rent-A-Center, Inc.	40,100	$1,115,582
RH (a)	3,900	970,710
Sally Beauty Holdings, Inc. (a)	7,700	96,481
Signet Jewelers, Ltd.	1,300	13,351
Sleep Number Corp. (a)	38,600	1,607,304
Sportsman’s Warehouse Holdings, Inc. (a)	115,400	1,644,450
Winmark Corp.	1,100	188,364
Zumiez, Inc. (a)	16,100	440,818

		13,526,497

Technology Hardware, Storage & Peripherals 0.2%
Super Micro Computer, Inc. (a)	34,400	976,616

Textiles, Apparel & Luxury Goods 0.7%
Deckers Outdoor Corp. (a)	11,000	2,160,290
G-III Apparel Group, Ltd. (a)	900	11,961
Oxford Industries, Inc.	300	13,203
Rocky Brands, Inc.	43,000	884,080

		3,069,534

Thrifts & Mortgage Finance 2.3%
Bridgewater Bancshares, Inc. (a)	37,800	387,450
Essent Group, Ltd.	12,000	435,240
Federal Agricultural Mortgage Corp., Class C	200	12,802
Flagstar Bancorp, Inc.	51,000	1,500,930
FS Bancorp, Inc.	13,400	516,838
HomeStreet, Inc.	26,000	639,860
Luther Burbank Corp.	16,400	164,000
Merchants Bancorp	43,700	808,013
Meridian Bancorp, Inc.	68,000	788,800
NMI Holdings, Inc., Class A (a)	18,700	300,696
Northfield Bancorp, Inc.	7,000	80,640
OP Bancorp.	32,300	222,870
Provident Financial Services, Inc.	96,000	1,387,200
Radian Group, Inc.	99,500	1,543,245
Riverview Bancorp, Inc.	26,200	148,030
Sterling Bancorp, Inc.	3,400	12,172
TrustCo Bank Corp.	42,000	265,860
Walker & Dunlop, Inc.	1,900	96,539
Waterstone Financial, Inc.	18,800	278,804

		9,589,989

Tobacco 0.7%
Universal Corp.	32,200	1,368,822
Vector Group, Ltd.	134,349	1,351,551

		2,720,373

Trading Companies & Distributors 1.0%
BMC Stock Holdings, Inc. (a)	64,500	1,621,530
GMS, Inc. (a)	26,100	641,799
NOW, Inc. (a)	2,800	24,164
Rush Enterprises, Inc.

	Shares	Value
Trading Companies & Distributors (continued)
Class A	29,100	$1,206,486
Class B	1,900	67,754
Siteone Landscape Supply, Inc. (a)	2,700	307,719
Systemax, Inc.	4,500	92,430
WESCO International, Inc. (a)	3,883	136,332

		4,098,214

Water Utilities 1.4%
American States Water Co.	22,300	1,753,449
Artesian Resources Corp., Class A	7,900	286,691
California Water Service Group	24,500	1,168,650
Consolidated Water Co., Ltd.	64,300	927,849
Global Water Resources, Inc.	8,300	87,482
Middlesex Water Co.	1,500	100,770
Pure Cycle Corp. (a)	13,200	121,308
SJW Corp.	16,000	993,760
York Water Co.	9,400	450,824

		5,890,783

Total Common Stocks (Cost $404,121,322)		411,533,197

Convertible Preferred Stock 0.1%
Trading Companies & Distributors 0.1%
WESCO International, Inc. 10.625%	10,296	273,050

Total Convertible Preferred Stock (Cost $257,400)		273,050

Exchange-Traded Fund 1.6%
iShares Russell 2000 ETF (b)	45,103	6,457,848

Total Exchange-Traded Fund (Cost $5,879,556)		6,457,848

Short-Term Investment 2.8%
Unaffiliated Investment Company 2.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (c)(d)	11,876,958	11,876,958

Total Short-Term Investment (Cost $11,876,958)		11,876,958

Total Investments (Cost $422,135,236)	102.9%	430,141,053

Other Assets, Less Liabilities	(2.9)	(12,090,390)
Net Assets	100.0%	$418,050,663

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $14,449,805; the total market value of collateral held by the Portfolio was $14,873,270. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,996,312 (See Note 2(H)).

(c)	Represents a security purchased with cash collateral received for securities on loan.

(d)	Current yield as of June 30, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$411,533,197	$—	$—	$411,533,197
Convertible Preferred Stock	273,050	—	—	273,050
Exchange-Traded Fund	6,457,848	—	—	6,457,848
Short-Term Investment
Unaffiliated Investment Company	11,876,958	—	—	11,876,958

Total Investments in Securities	$430,141,053	$—	$—	$430,141,053

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

18	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $422,135,236) including securities on loan of $14,449,805	$430,141,053
Receivables:
Dividends	310,345
Investment securities sold	276,033
Portfolio shares sold	84,457
Securities lending	21,199
Other assets	2,072

Total assets	430,835,159

Liabilities
Due to custodian	261,399
Cash collateral received for securities on loan	11,876,958
Payables:
Portfolio shares redeemed	257,260
Manager (See Note 3)	232,764
Shareholder communication	58,278
NYLIFE Distributors (See Note 3)	53,282
Professional fees	23,038
Custodian	18,692
Trustees	659
Accrued expenses	2,166

Total liabilities	12,784,496

Net assets	$418,050,663

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,770
Additional paid-in capital	503,648,630

503,696,400
Total distributable earnings (loss)	(85,645,737)

Net assets	$418,050,663

Initial Class
Net assets applicable to outstanding shares	$158,408,074

Shares of beneficial interest outstanding	17,994,217

Net asset value per share outstanding	$8.80

Service Class
Net assets applicable to outstanding shares	$259,642,589

Shares of beneficial interest outstanding	29,775,359

Net asset value per share outstanding	$8.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$2,759,507
Securities lending	54,015
Dividends-affiliated	716
Interest	7

Total income	2,814,245

Expenses
Manager (See Note 3)	1,662,706
Distribution/Service—Service Class (See Note 3)	320,928
Professional fees	43,973
Shareholder communication	40,755
Custodian	37,847
Trustees	5,606
Miscellaneous	8,634

Total expenses before waiver/reimbursement	2,120,449
Expense waiver/reimbursement from Manager (See Note 3)	(236,521)

Net expenses	1,883,928

Net investment income (loss)	930,317

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(56,776,793)
Net change in unrealized appreciation (depreciation) on investments	(29,817,060)

Net realized and unrealized gain (loss) on investments	(86,593,853)

Net increase (decrease) in net assets resulting from operations	$(85,663,536)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $10,830.

20	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$930,317	$1,611,657
Net realized gain (loss) on investments	(56,776,793)	(30,626,638)
Net change in unrealized appreciation (depreciation) on investments	(29,817,060)	71,143,741

Net increase (decrease) in net assets resulting from operations	(85,663,536)	42,128,760

Distributions to shareholders:
Initial Class	—	(18,699,244)
Service Class	—	(23,525,164)

Total distributions to shareholders	—	(42,224,408)

Capital share transactions:
Net proceeds from sale of shares	22,281,342	26,746,510
Net asset value of shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	—	419,053,712
Net asset value of shares issued to shareholders in reinvestment of distributions	—	42,224,408
Cost of shares redeemed	(34,075,761)	(233,242,522)

Increase (decrease) in net assets derived from capital share transactions	(11,794,419)	254,782,108

Net increase (decrease) in net assets	(97,457,955)	254,686,460

Net Assets
Beginning of period	515,508,618	260,822,158

End of period	$418,050,663	$515,508,618

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			May 2, 2016^ through December 31,

Initial Class	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$10.65		$9.82	$13.16	$11.73	$10.00

Net investment income (loss) (a)	0.03		0.05	0.04	0.01	0.03

Net realized and unrealized gain (loss) on investments	(1.88)		1.61	(1.71)	1.63	1.88

Total from investment operations	(1.85)		1.66	(1.67)	1.64	1.91

Less distributions:

From net investment income	—		(0.02)	—	—	(0.02)

From net realized gain on investments	—		(0.81)	(1.67)	(0.21)	(0.16)

Total distributions	—		(0.83)	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$8.80		$10.65	$9.82	$13.16	$11.73

Total investment return (b)	(17.37	%)(c)	17.82%	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.60	% ††	0.48%	0.33%	0.10%	0.39	% ††

Net expenses (d)	0.75	% ††	0.82%	0.90%	0.90%	1.00	% ††

Expenses (before waiver/reimbursement) (d)	0.87	% ††	0.86%	0.90%	0.90%	1.00	% ††

Portfolio turnover rate	117%		257%	161%	159%	180%

Net assets at end of period (in 000’s)	$158,408		$198,292	$123,857	$180,840	$164,253

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			May 2, 2016^ through December 31,

Service Class	2020*		2019	2018	2017	2016

Net asset value at beginning of period	$10.56		$9.76	$13.11	$11.72	$10.00

Net investment income (loss) (a)	0.02		0.02	0.01	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	(1.86)		1.59	(1.69)	1.62	1.88

Total from investment operations	(1.84)		1.61	(1.68)	1.60	1.89

Less distributions:

From net investment income	—		(0.00)‡	—	—	(0.01)

From net realized gain on investments	—		(0.81)	(1.67)	(0.21)	(0.16)

Total distributions	—		(0.81)	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$8.72		$10.56	$9.76	$13.11	$11.72

Total investment return (b)	(17.42	%)(c)	17.53%	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.35	% ††	0.22%	0.09%	(0.15%)	0.16	% ††

Net expenses (d)	1.00	% ††	1.07%	1.15%	1.15%	1.25	% ††

Expenses (before waiver/reimbursement) (d)	1.12	% ††	1.12%	1.15%	1.15%	1.25	% ††

Portfolio turnover rate	117%		257%	161%	159%	180%

Net assets at end of period (in 000’s)	$259,643		$317,216	$136,965	$176,295	$175,015

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

24	MainStay VP MacKay Small Cap Core Portfolio

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and

25

Notes to Financial Statements (Unaudited) (continued)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $14,449,805; the total market value of collateral held by the Portfolio was $14,873,270. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $2,996,312 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $11,876,958.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in

26	MainStay VP MacKay Small Cap Core Portfolio

the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.80%.

Effective January 31, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.74% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Prior to May 1, 2020, New York Life Investments had agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,662,706 and waived fees/reimbursed expenses in the amount of $236,521 and paid the Subadvisor in the amount of $713,093.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)   Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$—	$15,367	$(15,367)	$—	$—	$—	$1	$—	—

27

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$433,407,339	$41,989,429	$(45,255,715)	$(3,266,286)

As of June 30, 2020, for federal income tax purposes, capital loss carryforwards of $28,455,160, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$28,455	$ —

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$14,795,365	$27,429,043

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate

(“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $497,032 and $507,677, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:

Shares sold	334,263	$2,618,400
Shares redeemed	(957,544)	(8,868,842)

Net increase (decrease)	(623,281)	$(6,250,442)

Year ended December 31, 2019:

Shares sold	1,083,800	$11,864,785

Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	20,218,171	228,363,711

Shares issued to shareholders in reinvestment of distributions	1,957,293	18,699,244
Shares redeemed	(17,249,518)	(181,221,905)

Net increase (decrease)	6,009,746	$77,705,835

28	MainStay VP MacKay Small Cap Core Portfolio

Service Class	Shares	Amount

Six-month period ended June 30, 2020:

Shares sold	2,580,549	$19,662,942

Shares redeemed	(2,835,165)	(25,206,919)

Net increase (decrease)	(254,616)	$(5,543,977)

Year ended December 31, 2019:

Shares sold	1,425,683	$14,881,725

Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	17,008,219	190,690,001

Shares issued to shareholders in reinvestment of distributions	2,481,334	23,525,164

Shares redeemed	(4,919,326)	(52,020,617)

Net increase (decrease)	15,995,910	$177,076,273

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

29

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

30	MainStay VP MacKay Small Cap Core Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust ; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781641	MSVPSCC10-08/20 (NYLIAC) NI530

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	–19.08%	–11.67%	3.94%	7.32%	0.75%
Service Class Shares	2/17/2012	–19.18	–11.90	3.68	7.05	1.00

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Russell 1000® Value Index[3]	–16.26%	–8.84%	4.64%	8.88%
S&P 500® Index[4]	–3.08	7.51	10.73	12.66
Morningstar Large Value Category Average[5]	–15.20	–7.59	4.47	7.86

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$809.20	$3.42	$1,021.08	$3.82	0.76%

Service Class Shares	$1,000.00	$808.20	$4.54	$1,019.84	$5.07	1.01%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Insurance	7.8%

Oil, Gas & Consumable Fuels	7.8

Banks	6.3

Semiconductors & Semiconductor Equipment	5.4

Electric Utilities	5.2

Capital Markets	4.7

Pharmaceuticals	4.6

Equity Real Estate Investment Trusts	4.1

Multi-Utilities	3.9

Chemicals	3.8

Food Products	3.8

Health Care Equipment & Supplies	3.7

Media	3.6

Health Care Providers & Services	3.3

Biotechnology	3.1

Aerospace & Defense	2.8

Air Freight & Logistics	2.1

Tobacco	2.0

Industrial Conglomerates	1.9

Household Products	1.8

Communications Equipment	1.6

Software	1.5

Containers & Packaging	1.4%

Hotels, Restaurants & Leisure	1.3

Machinery	1.2

Diversified Telecommunication Services	0.9

Commercial Services & Supplies	0.8

Electrical Equipment	0.8

Diversified Financial Services	0.7

Entertainment	0.7

Professional Services	0.7

Automobiles	0.6

Energy Equipment & Services	0.6

Food & Staples Retailing	0.6

Building Products	0.5

Leisure Products	0.5

Electronic Equipment, Instruments & Components	0.4

Multiline Retail	0.4

Airlines	0.3

Technology Hardware, Storage & Peripherals	0.1

Short-Term Investment	2.8

Other Assets, Less Liabilities	-0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	Southern Co.

2.	QUALCOMM, Inc.

3.	Wells Fargo & Co.

4.	TOTAL S.A.

5.	Chubb, Ltd.
6.	Morgan Stanley

7.	DuPont de Nemours, Inc.

8.	United Parcel Service, Inc., Class B

9.	AbbVie, Inc.

10.	General Electric Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc., the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP T. Rowe Price Equity Income Portfolio returned –19.08% for Initial Class shares and –19.18% for Service Class shares. Over the same period, both share classes underperformed the –16.26% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the –3.08% return of the S&P 500® Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2020, both share classes underperformed the –15.20% return of the Morningstar Large Value Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The Portfolio’s value bias undermined performance as large-cap value stocks underperformed large-cap growth stocks for the reporting period, as measured by the Russell 1000® Value Index and Russell 1000® Growth Index, respectively. While market conditions can have a meaningful impact on returns in the short run, we believe the consistent application of our philosophy and process will continue to result in superior long-term, risk-adjusted performance.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection detracted from the Portfolio’s performance relative to the Russell 1000® Value Index during the reporting period, while sector allocation had a slight positive impact on relative results.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The information technology sector had the most positive impact on the Portfolio’s performance relative to the Russell 1000® Value Index due to stock selection and overweight allocation. Despite registering negative total returns, the energy sector also supported relative results due to favorable security choices. No other sectors contributed positively to relative performance. (Contributions take weightings and total returns into account.)

The industrials sector generated negative total returns and was the largest detractor from the Portfolio’s relative returns due to security selection. The consumer staples sector posted negative total returns and undermined relative results due to security choices and an underweight allocation. The materials sector also registered negative total returns and detracted from relative performance due to stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in software developer Microsoft, biopharmaceutical company AbbVie and biotechnology company Gilead Sciences.

Microsoft shares held their value during the first quarter of 2020 despite the broad pandemic-related sell-off in equities. Shares then rose later in the reporting period following a strong quarterly earnings report highlighted by robust growth within the company’s Intelligent Cloud segment. Investors appeared to prioritize Microsoft’s solid fundamentals, defensible business model and attractive growth potential. We continue to believe Microsoft is positioned favorably to outperform in most market environments but have continued to trim the Portfolio’s position in recent periods based on the stock’s relative valuation.

AbbVie shares declined early in the reporting period but rebounded strongly off the market bottom due to strong operational results and the completion of the company’s acquisition of Allergan in May 2020. We believe the company should realize benefits from the acquisition through a more diversified revenue model. Additionally, AbbVie’s strong research and development capabilities strengthen our confidence in the company’s long-term potential.

Shares of Gilead Sciences outperformed on a relative basis on hopes that the company’s remdesivir drug might prove effective as a COVID-19 treatment. While we remain optimistic about the company’s longer-term growth prospects, we sold shares on strength.

The most significant detractors from the Portfolio’s absolute performance during the reporting period included multinational financial services company Wells Fargo, global bank JPMorgan Chase and industrial conglomerate General Electric (“GE”).

Shares of Wells Fargo generated negative total returns and underperformed on a relative basis due to the pandemic-related equity market sell-off, with investors expressing concern over the outbreak’s potential impact on global growth. While we expect

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP T. Rowe Price Equity Income Portfolio

additional rate and credit pressure going forward, we believe Wells Fargo has strong long-term fundamentals and an attractive valuation. Additionally, in our view, the company’s strict balance sheet requirements in the wake of a recent sales scandal could limit its potential credit losses.

JPMorgan Chase stock was another detractor amid challenging market conditions for financial institutions. The company has above-average balance sheet strength and diversified business lines that are highly levered to consumers. We reduced the Portfolio’s position as we continue to believe the stock is trading at a relative valuation premium and are wary that the market underappreciates the earnings and credit headwinds the business faces.

Shares of GE declined as investors remained concerned with the industrial conglomerate’s exposure to aviation and liquidity. Although we acknowledge the company may face short-term headwinds caused by the pandemic, we remain confident in GE’s leadership team and their ability to navigate current conditions. We continue to believe that GE has the liquidity needed for the prevailing environment and that the company remains undervalued compared with its sum of its parts.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio bought shares of specialty chemical conglomerate DuPont de Nemours on weakness. The stock underperformed the broader market early in the reporting period amid a sharp decline in global chemical demand, particularly in China, the epicenter of the coronavirus outbreak. Although we remain mindful of the potential liabilities stemming from the company’s alleged role in creating and selling PFAS chemicals, which are under scrutiny for their adverse health and environmental effects, we are drawn to the stock’s attractive risk/reward profile and desirable end markets.

The Portfolio initiated a position in gas and oil pipeline company Enbridge, purchasing shares on weakness across the energy sector due to concerns about sustained low demand for fuel amid the coronavirus pandemic. We remain confident in the company’s resilient revenue model and high-quality asset base.

The Portfolio sold shares of global bank JPMorgan Chase, as described above. We also reduced the Portfolio’s holdings in U.S. wireless operator Verizon Communications. While Verizon stock has held up relatively well amid the coronavirus pandemic due to investor expectations of resilient demand for wireless services, we believe the business faces threats from rising competitive intensity in the wireless space.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s benchmark, the Russell 1000® Value Index, was reconstituted in late June 2020. Changes to the Portfolio’s relative sector weightings in part reflect the benchmark’s reconstitution rather than solely investment decisions made within the Portfolio.

At the beginning of the reporting period, the Portfolio’s most substantially overweight positions relative to the benchmark were in industrials and utilities. As of June 30, 2020, utilities and energy were the Portfolio’s most substantially overweight positions. The most substantial increases in relative weighting in the Portfolio during the reporting period were in energy and utilities.

The Portfolio’s most substantially underweight positions relative to the Russell 1000® Value Index at the beginning of the reporting period were in the consumer discretionary and communication services sectors. As of June 30, 2020, consumer discretionary and communication services remained the most substantially underweight positions. During the reporting period, the most substantial decreases in relative weighting in the Portfolio occurred in industrials, information technology and communication services.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower turnover relative to peers. Changes to our sector positioning are a result of our stock selection process.

As of June 30, 2020, the Portfolio’s most notable overweight exposures relative to the Russell 1000® Value Index were in utilities, energy and financials. The utilities sector contains several companies that deliver durable cash flows and relatively high dividend yields. Although the sector has not performed as expected during the coronavirus pandemic, we are attracted to the durability of utility earnings, and believe that efforts to modernize the U.S. electric grid while shifting more power production to renewables offers a multiyear rate-base growth opportunity. In the energy sector, after oil prices reached unusually low levels early in 2020, we expect to see a significant response in production levels that will help contribute to price stabilization over time. We are cognizant of the near-term risk that oil prices may continue to be volatile, which is why we have focused on energy companies with strong balance sheets and the ability to sustain operations in this type of environment. Among financials, we tend to prefer defensively positioned names with solid balance sheets and diversified revenue streams as we are mindful of the adverse impact of lower interest rates on bank lending margins and potential weakening of the credit cycle.

As of the same date, the Portfolio’s most significantly underweight exposures relative to the Russell 1000® Value Index were in the consumer discretionary, communication services and industrials sectors. The consumer discretionary sector is composed of a diverse group of industries, including retailers, diversified consumer services, auto manufacturers, and hotel

9

and restaurant operators. We are cautious on several industries within the sector that we believe are exposed to short- and long-term headwinds, including the pandemic’s economic impact and the shift from brick-and-mortar shopping to e-commerce. The communication services sector contains several types of companies, including media and entertainment businesses and telecommunication services names. Our main industry exposure is to the media and entertainment industries, where we hold companies that produce or distribute must-see content and typically generate strong cash flow. We also hold positions in the diversified telecommunication services industry, where we generally prefer high-quality companies that have solid balance sheets, stable cash flow growth, and high dividend payout ratios. Among industrials, we selectively invest in companies that reach many different end markets and have solid business models and/or an ability to generate strong cash flows.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bond 0.2% † Convertible Bond 0.2%
Insurance 0.2%
AXA S.A. 7.25%, due 5/15/21 (a)	$1,495,000	$1,370,728

Total Long-Term Bond (Cost $1,495,246)		1,370,728

	Shares
Common Stocks 95.1%
Aerospace & Defense 2.8%
Boeing Co.	45,907	8,414,753
L3Harris Technologies, Inc.	44,132	7,487,877

		15,902,630

Air Freight & Logistics 2.1%
United Parcel Service, Inc., Class B	104,919	11,664,894

Airlines 0.3%
Alaska Air Group, Inc.	43,901	1,591,850

Automobiles 0.6%
General Motors Co.	42,300	1,070,190
Volkswagen A.G., ADR	152,705	2,327,224

		3,397,414

Banks 6.3%
Bank of America Corp.	60,373	1,433,859
Fifth Third Bancorp	419,378	8,085,608
JPMorgan Chase & Co.	80,443	7,566,468
PNC Financial Services Group, Inc.	33,871	3,563,568
Wells Fargo & Co.	584,205	14,955,648

		35,605,151

Biotechnology 3.1%
AbbVie, Inc.	112,950	11,089,431
Gilead Sciences, Inc.	80,614	6,202,441

		17,291,872

Building Products 0.5%
Johnson Controls International PLC	85,466	2,917,809

Capital Markets 4.7%
Franklin Resources, Inc.	106,836	2,240,351
Morgan Stanley	252,973	12,218,596
Northern Trust Corp.	9,723	771,423
Raymond James Financial, Inc.	49,246	3,389,602
State Street Corp.	124,336	7,901,553

		26,521,525

Chemicals 3.8%
Akzo Nobel N.V.	12,742	1,139,958

	Shares	Value
Chemicals (continued)
CF Industries Holdings, Inc.	252,128	$7,094,882
DuPont de Nemours, Inc.	227,931	12,109,974
PPG Industries, Inc.	12,322	1,306,871

		21,651,685

Commercial Services & Supplies 0.8%
Stericycle, Inc. (b)	79,097	4,427,850

Communications Equipment 1.6%
Cisco Systems, Inc.	188,292	8,781,939

Containers & Packaging 1.4%
International Paper Co.	221,152	7,786,762

Diversified Financial Services 0.7%
Equitable Holdings, Inc.	199,709	3,852,387

Diversified Telecommunication Services 0.9%
AT&T, Inc.	40,445	1,222,652
Verizon Communications, Inc.	74,537	4,109,225

		5,331,877

Electric Utilities 4.4%
Edison International	112,999	6,136,976
NextEra Energy, Inc.	18,970	4,556,025
Southern Co.	279,253	14,479,268

		25,172,269

Electrical Equipment 0.8%
Emerson Electric Co.	58,607	3,635,392
nVent Electric PLC	38,098	713,576

		4,348,968

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	48,400	1,253,560
TE Connectivity, Ltd.	13,500	1,100,925

		2,354,485

Energy Equipment & Services 0.6%
Halliburton Co.	256,200	3,325,476

Entertainment 0.7%
Walt Disney Co.	37,052	4,131,669

Equity Real Estate Investment Trusts 4.1%
Equity Residential	111,214	6,541,607
Rayonier, Inc.	180,032	4,462,993
SL Green Realty Corp.	78,519	3,870,202
Weyerhaeuser Co.	371,000	8,332,660

		23,207,462

Food & Staples Retailing 0.6%
Walmart, Inc.	28,675	3,434,692

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Food Products 3.8%
Bunge, Ltd.	38,486	$1,582,929
Conagra Brands, Inc.	262,018	9,215,173
Mondelez International, Inc., Class A	13,600	695,368
Tyson Foods, Inc., Class A	168,905	10,085,318

		21,578,788

Health Care Equipment & Supplies 3.2%
Becton Dickinson & Co.	30,417	7,277,876
Medtronic PLC	88,950	8,156,715
Zimmer Biomet Holdings, Inc.	22,703	2,709,830

		18,144,421

Health Care Providers & Services 3.3%
Anthem, Inc.	34,097	8,966,829
CVS Health Corp.	153,469	9,970,881

		18,937,710

Hotels, Restaurants & Leisure 1.3%
Las Vegas Sands Corp.	110,440	5,029,437
McDonald’s Corp.	7,300	1,346,631
MGM Resorts International	31,800	534,240
Royal Caribbean Cruises, Ltd.	7,489	376,697

		7,287,005

Household Products 1.8%
Kimberly-Clark Corp.	70,409	9,952,312

Industrial Conglomerates 1.9%
General Electric Co.	1,588,881	10,852,057

Insurance 7.6%
American International Group, Inc.	326,368	10,176,154
Chubb, Ltd.	101,641	12,869,784
Loews Corp.	197,453	6,770,663
Marsh & McLennan Cos., Inc.	15,574	1,672,180
MetLife, Inc.	276,448	10,095,881
Willis Towers Watson PLC	8,342	1,642,957

		43,227,619

Leisure Products 0.5%
Mattel, Inc. (b)(c)	295,854	2,860,908

Machinery 1.2%
Flowserve Corp.	17,635	502,950
PACCAR, Inc.	38,800	2,904,180
Snap-On, Inc.	22,900	3,171,879

		6,579,009

Media 3.6%
Comcast Corp., Class A	228,197	8,895,119
Fox Corp., Class B (b)	230,887	6,197,007
News Corp., Class A	465,491	5,520,723

		20,612,849

Multi-Utilities 3.2%
Ameren Corp.	22,100	1,554,956

	Shares	Value
Multi-Utilities (continued)
CenterPoint Energy, Inc.	109,400	$2,042,498
NiSource, Inc.	465,168	10,577,920
Sempra Energy	34,405	4,033,298

		18,208,672

Multiline Retail 0.4%
Kohl’s Corp.	106,877	2,219,835

Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	16,743	1,493,978
Enbridge, Inc.	170,100	5,174,442
EOG Resources, Inc.	32,500	1,646,450
Exxon Mobil Corp.	125,564	5,615,222
Hess Corp.	21,780	1,128,422
Occidental Petroleum Corp.	118,343	2,165,677
Pioneer Natural Resources Co.	18,306	1,788,496
Targa Resources Corp.	182,950	3,671,807
TC Energy Corp.	200,097	8,576,157
TOTAL S.A.	301,996	11,502,905
TOTAL S.A., Sponsored ADR	38,000	1,461,480

		44,225,036

Pharmaceuticals 4.6%
Bristol-Myers Squibb Co.	19,800	1,164,240
GlaxoSmithKline PLC	120,076	2,432,973
GlaxoSmithKline PLC, Sponsored ADR	33,400	1,362,386
Johnson & Johnson	72,082	10,136,891
Merck & Co., Inc.	28,300	2,188,439
Pfizer, Inc.	259,354	8,480,876

		25,765,805

Professional Services 0.7%
Nielsen Holdings PLC	265,323	3,942,700

Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	100,784	6,092,393
NXP Semiconductors N.V.	14,638	1,669,318
QUALCOMM, Inc.	183,378	16,725,907
Texas Instruments, Inc.	48,996	6,221,022

		30,708,640

Software 1.5%
Microsoft Corp.	41,640	8,474,157

Technology Hardware, Storage & Peripherals 0.1%
Western Digital Corp.	14,105	622,736

Tobacco 2.0%
Altria Group, Inc.	20,500	804,625
Philip Morris International, Inc.	146,831	10,286,980

		11,091,605

Total Common Stocks (Cost $539,828,450)		537,992,530

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks 2.0%
Electric Utilities 0.8%
NextEra Energy, Inc. 5.279%	44,642	$1,895,053
Southern Co. 6.75%	56,931	2,508,380

		4,403,433

Health Care Equipment & Supplies 0.5%
Becton Dickinson & Co. 6.00%	51,345	2,731,554

Multi-Utilities 0.7%
Sempra Energy 6.00%	33,680	3,291,546
6.75%	10,478	1,029,568

		4,321,114

Total Convertible Preferred Stocks (Cost $12,018,366)		11,456,101

	Shares	Value
Short-Term Investment 2.8%
Affiliated Investment Company 2.8%
MainStay U.S. Government Liquidity Fund, 0.05% (d)	15,789,785	$15,789,785

Total Short-Term Investment (Cost $15,789,785)		15,789,785

Total Investments (Cost $569,131,847)	100.1%	566,609,144
Other Assets, Less Liabilities	(0.1)	(635,835)
Net Assets	100.0%	$565,973,309

†	Percentages indicated are based on Portfolio net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $78,902. The Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $83,306 (See Note 2(K)).

(d)	Current yield as of June 30, 2020.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
S&P 500 Index Mini	30	September 2020	$4,529,654	$4,635,300	$105,646

1.	As of June 30, 2020, cash in the amount of $360,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bond
Convertible Bond	$—	$1,370,728	$—	$1,370,728
Common Stocks
Chemicals	20,511,727	1,139,958	—	21,651,685
Oil, Gas & Consumable Fuels	32,722,131	11,502,905	—	44,225,036
Pharmaceuticals	23,332,832	2,432,973	—	25,765,805
All Other Industries	446,350,004	—	—	446,350,004

Total Common Stocks	522,916,694	15,075,836	—	537,992,530

Convertible Preferred Stocks	11,456,101	—	—	11,456,101
Short-Term Investment
Affiliated Investment Company	15,789,785	—	—	15,789,785

Total Investments in Securities	550,162,580	16,446,564	—	566,609,144

Other Financial Instruments
Futures Contracts (b)	105,646	—	—	105,646

Total Investments in Securities and Other Financial Instruments	$550,268,226	$16,446,564	$—	$566,714,790

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020  (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $553,342,062) including securities on loan of $78,902	$550,819,359
Investment in affiliated investment company, at value (identified cost $15,789,785)	15,789,785
Due from custodian	939,247
Cash collateral on deposit at broker for futures contracts	360,000
Receivables:
Dividends and interest	1,314,276
Investment securities sold	215,950
Variation margin on futures contracts	124,951
Portfolio shares sold	23,726
Securities lending	248
Other assets	2,820

Total assets	569,590,362

Liabilities
Payables:
Investment securities purchased	2,964,207
Manager (See Note 3)	346,980
Portfolio shares redeemed	199,800
NYLIFE Distributors (See Note 3)	42,691
Shareholder communication	27,266
Professional fees	23,851
Custodian	6,923
Trustees	862
Accrued expenses	4,473

Total liabilities	3,617,053

Net assets	$565,973,309

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,382
Additional paid-in capital	513,926,335

513,980,717
Total distributable earnings (loss)	51,992,592

Net assets	$565,973,309

Initial Class
Net assets applicable to outstanding shares	$363,488,979

Shares of beneficial interest outstanding	34,859,276

Net asset value per share outstanding	$10.43

Service Class
Net assets applicable to outstanding shares	$202,484,330

Shares of beneficial interest outstanding	19,523,120

Net asset value per share outstanding	$10.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$10,382,152
Interest	54,095
Dividends-affiliated	28,200
Securities lending	3,346

Total income	10,467,793

Expenses
Manager (See Note 3)	2,207,162
Distribution/Service—Service Class (See Note 3)	268,499
Professional fees	47,709
Shareholder communication	29,772
Custodian	16,965
Trustees	7,976
Miscellaneous	12,841

Total expenses	2,590,924

Net investment income (loss)	7,876,869

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(8,171,968)
Foreign currency transactions	(1,828)

Net realized gain (loss) on investments and foreign currency transactions	(8,173,796)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(133,065,782)
Futures contracts	105,646
Translation of other assets and liabilities in foreign currencies	(1,876)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(132,962,012)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(141,135,808)

Net increase (decrease) in net assets resulting from operations	$(133,258,939)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $171,652.

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,876,869	$15,857,120
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(8,173,796)	42,585,435
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(132,962,012)	108,962,641

Net increase (decrease) in net assets resulting from operations	(133,258,939)	167,405,196

Distributions to shareholders:
Initial Class	—	(44,741,064)
Service Class	—	(25,702,898)

Total distributions to shareholders	—	(70,443,962)

Capital share transactions:
Net proceeds from sale of shares	35,279,538	18,551,651
Net asset value of shares issued to shareholders in reinvestment of distributions	—	70,443,962
Cost of shares redeemed	(62,884,843)	(147,949,625)

Increase (decrease) in net assets derived from capital share transactions	(27,605,305)	(58,954,012)

Net increase (decrease) in net assets	(160,864,244)	38,007,222

Net Assets

Beginning of period	726,837,553	688,830,331

End of period	$565,973,309	$726,837,553

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,

Initial Class	2020*	2019		2018	2017	2016	2015

Net asset value at beginning of period	$12.89	$11.39		$14.10	$12.99	$11.97	$13.90

Net investment income (loss) (a)	0.14	0.29		0.29	0.24	0.27	0.25

Net realized and unrealized gain (loss) on investments	(2.60)	2.58		(1.40)	1.83	1.90	(1.21)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00		(0.00)	0.00	(0.00)	(0.00)

Total from investment operations	(2.46)	2.87		(1.11)	2.07	2.17	(0.96)

Less distributions:

From net investment income	—	(0.31)		(0.29)	(0.30)	(0.25)	(0.24)

From net realized gain on investments	—	(1.06)		(1.31)	(0.66)	(0.90)	(0.73)

Total distributions	—	(1.37)		(1.60)	(0.96)	(1.15)	(0.97)

Net asset value at end of period	$10.43	$12.89		$11.39	$14.10	$12.99	$11.97

Total investment return (b)	(19.08%)	26.36	%(c)	(9.38%)	16.20%	18.82%	(6.78%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.66%††	2.30%		2.11%	1.78%	2.18%	1.90%

Net expenses (d)	0.76%††	0.75%		0.77%	0.77%	0.78%	0.77%

Expenses (before waiver/reimbursement) (d)	0.76%††	0.75%		0.77%	0.77%	0.78%	0.77%

Portfolio turnover rate	20%	16%		22%	24%	23%	42%

Net assets at end of period (in 000’s)	$363,489	$464,120		$431,672	$469,556	$472,125	$473,818

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$12.83		$11.34		$14.04	$12.94	$11.93	$13.85

Net investment income (loss) (a)	0.13		0.26		0.25	0.21	0.24	0.22

Net realized and unrealized gain (loss) on investments	(2.59)		2.56		(1.39)	1.82	1.89	(1.21)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		0.00		(0.00)	0.00	(0.00)	(0.00)

Total from investment operations	(2.46)		2.82		(1.14)	2.03	2.13	(0.99)

Less distributions:

From net investment income	—		(0.27)		(0.25)	(0.27)	(0.22)	(0.20)

From net realized gain on investments	—		(1.06)		(1.31)	(0.66)	(0.90)	(0.73)

Total distributions	—		(1.33)		(1.56)	(0.93)	(1.12)	(0.93)

Net asset value at end of period	$10.37		$12.83		$11.34	$14.04	$12.94	$11.93

Total investment return (b)	(19.17	%)(c)	26.04	%(d)	(9.61%)	15.91%	18.53%	(7.01%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.40	%††	2.05%		1.84%	1.54%	1.93%	1.64%

Net expenses (e)	1.01	%††	1.00%		1.02%	1.02%	1.03%	1.02%

Expenses (before waiver/reimbursement) (e)	1.01	%††	1.00%		1.02%	1.02%	1.03%	1.02%

Portfolio turnover rate	20%		16%		22%	24%	23%	42%

Net assets at end of period (in 000’s)	$202,484		$262,717		$257,159	$348,450	$318,059	$281,340

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

20	MainStay VP T. Rowe Price Equity Income Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and

21

Notes to Financial Statements (continued)

market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)   Income Taxes.   The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)   Foreign Taxes.   The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)   Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)   Security Transactions and Investment Income.   The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)   Expenses.   Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

22	MainStay VP T. Rowe Price Equity Income Portfolio

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)   Use of Estimates.   In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)   Repurchase Agreements.   The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I)   Foreign Currency Transactions.   The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)   Futures Contracts.   A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(K)   Securities Lending.   In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State

23

Notes to Financial Statements (continued)

Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $78,902 and received non-cash collateral, in the form of U.S. Treasury securities, with a value of $83,306.

(L)   Debt Securities Risk.   The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage cash flows and be able to avoid making a market timing call by focusing on making bottom-up investment decisions without sacrificing liquidity. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$105,646	$105,646

Total Fair Value		$105,646	$105,646

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$105,646	$105,646

Total Change in Unrealized Appreciation (Depreciation)		$105,646	$105,646

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long(a)	$4,635,300	$4,635,300

(a)	Positions were open less than one month during the reporting period.

24	MainStay VP T. Rowe Price Equity Income Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,207,162 and paid the Subadvisor in the amount of $904,740.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$10,457	$62,771	$(57,438)	$—	$—	$15,790	$28	$—	15,790

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$572,425,922	$63,106,754	$(68,923,532)	$(5,816,778)

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$16,662,550	$53,781,412

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

25

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $122,263 and $145,617, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	3,011,889	$27,455,801
Shares redeemed	(4,171,560)	(43,659,019)

Net increase (decrease)	(1,159,671)	$(16,203,218)

Year ended December 31, 2019:
Shares sold	1,291,981	$16,219,640
Shares issued to shareholders in reinvestment of distributions	3,816,533	44,741,064
Shares redeemed	(7,002,642)	(89,672,782)

Net increase (decrease)	(1,894,128)	$(28,712,078)

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	812,765	$7,823,737
Shares redeemed	(1,762,486)	(19,225,824)

Net increase (decrease)	(949,721)	$(11,402,087)

Year ended December 31, 2019:
Shares sold	187,553	$2,332,011
Shares issued to shareholders in reinvestment of distributions	2,200,234	25,702,898
Shares redeemed	(4,599,868)	(58,276,843)

Net increase (decrease)	(2,212,081)	$(30,241,934)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

26	MainStay VP T. Rowe Price Equity Income Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

28	MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781643	MSVPTRPE10-08/20 (NYLIAC) NI531

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date[2]	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/29/1993	0.23%	1.02%	0.77%	0.39%	0.44%

7-Day Current Yield = 0.01%; 7-Day Effective Yield = 0.01%.[4]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Average Lipper Variable Products Money Market Portfolio[5]	0.33%	1.17%	0.85%	0.43%
Morningstar Prime Money Market Category Average[6]	0.37	1.21	0.94	0.49

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

As of June 30, 2020, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current yield = 0.01%; 7-day effective yield = 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.

5.

The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

6.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,002.30	$1.19	$1,023.67	$1.21	0.24%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2020, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.23%. The Portfolio underperformed the 0.33% return of the Average Lipper Variable Products Money Market Portfolio and the 0.37% return of the Morningstar Prime Money Market Category Average for the six months ended June 30, 2020.1

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

There were no liquidity events that impacted the Portfolio’s performance during the reporting period. The Portfolio saw significant cash inflows in response to the market upheaval prompted by the COVID-19 pandemic.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

During the reporting period, the Federal Reserve Board (“Fed”) lowered their interest-rate target 150 basis points over a relatively short period of time. (A basis point is one one-hundredth of a percentage point.) This action had a significant negative impact on the Portfolio’s performance.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio extended duration as the Fed was lowering interest rates. The Portfolio’s duration as of June 30, 2020 was 26 days, as compared with a duration of 15 days at the beginning of the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Oil price instability, the Fed’s rapid reduction of the interest-rate target to zero and the pandemic-related market upheaval all combined to prompt significant decisions for the Portfolio during the reporting period. All of these events occurred over a short period of time in March 2020, forcing a quick reassessment of the Portfolio’s liquidity position, followed by an attempt to remain competitive in a new market landscape.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest positive contributors to the Portfolio’s performance during the reporting period were 1-year floating-rate agencies and U.S. Treasury bills. (Contributions take weightings and total returns into account.) The weakest performing market segment during the reporting period was agency discount notes (“ADNs”).

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio shifted its holdings to favor U.S. Treasury bills over ADNs in response to the high volume of Treasury issuance to fund the pandemic-related stimulus, which helped keep Treasury bill yields elevated. At the same time, investors were willing to forego some yield in exchange for more flexible maturity dates. As a result, agency yields fell below Treasury bill yields.

How did the Portfolio’s sector weightings change during the reporting period?

The most significant shift in sector weightings came from an allocation out of pricier agencies and into U.S. Treasury bills, described above. Also worth mentioning was a decrease in repurchase agreement (“repo”) holdings in relative terms. However, this relative decrease was due to the Portfolio’s fixed-par allocation to repo at a time of increasing assets under management.

1.	See page 5 for more information on peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 99.2%†
Government Agency Debt 44.2%
Federal Agricultural Mortgage Corp. 0.141%, due 9/30/20 (a)	$7,000,000	$6,992,922
0.17% (SOFR + 0.09%), due 2/10/21 (b)	25,000,000	25,000,000
Federal Farm Credit Banks 0.193% (1 Month LIBOR + 0.01%), due 7/2/20 (b)	10,000,000	10,000,000
Federal Home Loan Banks 0.141%, due 9/8/20 (a)	13,500,000	13,494,049
0.141%, due 9/11/20 (a)	900,000	899,640
0.21% (SOFR + 0.13%), due 10/16/20 (b)	20,000,000	20,000,000
0.31% (SOFR + 0.23%), due 4/13/21 (b)	43,000,000	43,000,000
Federal Home Loan Mortgage Corp. 0.11% (SOFR + 0.03%), due 2/24/21 (b)	30,000,000	30,000,000
0.152%, due 8/6/20 (a)	65,000,000	64,986,450
0.152%, due 8/24/20 (a)	25,000,000	24,994,937
Federal National Mortgage Association (a) 0.121%, due 7/29/20	21,750,000	21,748,477
0.152%, due 8/14/20	15,000,000	14,995,967
0.152%, due 8/26/20	30,000,000	29,993,700

Total Government Agency Debt (Cost $306,106,142)		306,106,142

Treasury Debt 42.4% (a)
United States Cash Management Bill 0.131%, due 9/8/20	3,000,000	2,999,166
United States Treasury Bills 0.12%, due 7/7/20	63,000,000	62,998,950
0.121%, due 8/6/20	216,000,000	215,986,440
0.134%, due 7/28/20	4,724,000	4,723,632
0.139%, due 8/18/20	7,366,000	7,364,723

Total Treasury Debt (Cost $294,072,911)		294,072,911

Treasury Repurchase Agreements 12.6%
Bank of America N.A. 0.07%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $25,000,049 (Collateralized by a United States Treasury Note with a rate of 6.25% and maturity date of 5/15/30, with a Principal Amount of $16,453,000 and a Market Value of $25,500,085)	25,000,000	25,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
RBC Capital Markets 0.07%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $37,551,073 (Collateralized by United States Treasury Notes with rates between 0.50% and 2.875% maturity dates between 7/31/25 and 4/30/27, with a Principal Amount of $34,221,400 and a Market Value of $38,302,100)	$37,551,000	$37,551,000
Toronto Dominion Bank 0.07%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $25,000,049 (Collateralized by United States Treasury Notes with rates between 0.25% and 2.875% maturity dates between 8/15/22 and 5/31/25, with a Principal Amount of $24,070,700 and a Market Value of $25,500,095)	25,000,000	25,000,000

Total Treasury Repurchase Agreements (Cost $87,551,000)		87,551,000

Total Short-Term Investments (Cost $687,730,053)		687,730,053

Total Investments (Cost $687,730,053)	99.2%	687,730,053
Other Assets, Less Liabilities	0.8	5,684,642
Net Assets	100.0%	$693,414,695

†	Percentages indicated are based on Portfolio net assets.

(a)	Interest rate shown represents yield to maturity.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$306,106,142	$—	$306,106,142
Treasury Debt	—	294,072,911	—	294,072,911
Treasury Repurchase Agreements	—	87,551,000	—	87,551,000

Total Investments in Securities	$—	$687,730,053	$—	$687,730,053

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (amortized cost $600,179,053)	$600,179,053
Repurchase agreements, at value (amortized cost $87,551,000)	87,551,000
Cash	192
Receivables:
Portfolio shares sold	6,382,365
Interest	44,713
Other assets	4,331

Total assets	694,161,654

Liabilities
Payables:
Portfolio shares redeemed	660,415
Manager (See Note 3)	49,540
Professional fees	21,004
Custodian	10,200
Shareholder communication	4,937
Trustees	515
Accrued expenses	348

Total liabilities	746,959

Net assets	$693,414,695

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$693,346
Additional paid-in capital	692,710,185

693,403,531
Total distributable earnings (loss)	11,164

Net assets applicable to outstanding shares	$693,414,695

Shares of beneficial interest outstanding	693,346,382

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,679,893

Expenses
Manager (See Note 3)	1,135,487
Professional fees	42,186
Custodian	20,070
Shareholder communication	18,304
Trustees	5,071
Miscellaneous	6,736

Total expenses before waiver/reimbursement	1,227,854
Expense waiver/reimbursement from Manager (See Note 3)	(522,189)

Net expenses	705,665

Net investment income (loss)	974,228

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,744

Net increase (decrease) in net assets resulting from operations	$980,972

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$974,228	$7,726,350
Net realized gain (loss) on investments	6,744	4,362

Net increase (decrease) in net assets resulting from operations	980,972	7,730,712

Distributions to shareholders	(974,231)	(7,726,350)

Capital share transactions:
Net proceeds from sale of shares	561,572,773	259,579,026
Net asset value of shares issued to shareholders in reinvestment of distributions	974,231	7,725,806
Cost of shares redeemed	(265,393,149)	(383,545,027)

Increase (decrease) in net assets derived from capital share transactions	297,153,855	(116,240,195)

Net increase (decrease) in net assets	297,160,596	(116,235,833)

Net Assets
Beginning of period	396,254,099	512,489,932

End of period	$693,414,695	$396,254,099

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

	2020*		2019	2018	2017		2016		2015

Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Net realized gain (loss) on investments	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.02	0.01	0.00	‡	0.00	‡	0.00	‡

Less distributions:

From net investment income	0.00	‡	(0.02)	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total investment return (a)	0.23%		1.78%	1.38%	0.42%		0.02%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33	%††	1.78%	1.37%	0.41%		0.02	%(b)	0.01%

Net expenses	0.24	%††	0.44%	0.44%	0.44%		0.39	%(c)	0.15%

Expenses (before waiver/reimbursement)	0.42	%††	0.44%	0.44%	0.44%		0.49%		0.48%

Net assets at end of period (in 000’s)	$693,415		$396,254	$512,490	$496,871		$657,487		$620,286

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the

15

Notes to Financial Statements (Unaudited) (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2020, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the

16	MainStay VP U.S. Government Money Market Portfolio

Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2020, are shown in the Portfolio of Investments.

(I)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(J)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)   Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)   Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.

17

Notes to Financial Statements (Unaudited) (continued)

Effective May 1, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2021 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended June 30, 2020, the effective management fee rate was 0.39%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,135,487 and paid the Subadvisor in the amount of $489,138.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

The Portfolio utilized $337 of capital loss carryforwards during the year ended December 31, 2019.

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$7,726,350	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class (at $1 per share)	Shares

Six-month period ended June 30, 2020:
Shares sold	561,521,040
Shares issued to shareholders in reinvestment of distributions	974,143
Shares redeemed	(265,367,781)

Net increase (decrease)	297,127,402

Year ended December 31, 2019:
Shares sold	259,556,928
Shares issued to shareholders in reinvestment of distributions	7,725,188
Shares redeemed	(383,512,974)

Net increase (decrease)	(116,230,858)

Note 7–Results of Shareholder Meeting

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 9–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

18	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life

Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp- funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio’s Form N-MFP is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

19

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781646	MSVPUSGMM10-08/20 (NYLIAC) NI510

MainStay VP Mellon Natural Resources Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	–19.04%	–15.94%	–8.20%	–7.38%	0.88%

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

S&P Global Natural Resources Sector Index[4]	–19.14%	–16.76%	0.94%	–1.14%
S&P North American Natural Resources Sector Index[5]	–26.33	–24.37	–6.47	–4.65
Morningstar Natural Resources Category Average[6]	–15.15	–12.78	–1.29	–3.11

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Portfolio has selected the S&P Global Natural Resources Sector Index as its primary benchmark. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P North American Natural Resources Sector Index is the Portfolio’s secondary benchmark. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mellon Natural Resources Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$809.60	$4.00	$1,020.44	$4.47	0.89%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Mellon Natural Resources Portfolio

Country Composition as of June 30, 2020 (Unaudited)

United States	59.7%

Canada	13.6

South Africa	6.1

Norway	5.9

Denmark	4.2

United Kingdom	3.6

France	2.7

Brazil	1.9

Luxembourg	1.9

Peru	0.7

Zambia	0.4

Other Assets, Less Liabilities	-0.7

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	Barrick Gold Corp.
2.	Anglo American PLC
3.	Newmont Corp.
4.	Freeport-McMoRan, Inc.
5.	Archer-Daniels-Midland Co.
6.	ConocoPhillips
7.	Equinor ASA
8.	BP PLC
9.	Kinross Gold Corp.
10.	Hess Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Robin Wehbe, CFA, of Mellon Investments Corporation, the Portfolio’s Subadvisor.

How did MainStay VP Mellon Natural Resources Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Mellon Natural Resources Portfolio returned –19.04% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio outperformed the –19.14% return of the S&P Global Natural Resources Sector Index, which is the Portfolio’s primary benchmark, and the –26.33% return of the S&P North American Natural Resources Sector Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2020, the Initial Class shares underperformed the –15.15% return of the Morningstar Natural Resources Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

During the reporting period, the entire economy and global equity market experienced increased market volatility and uncertainty related to the COVID-19 pandemic. While the Portfolio saw its performance decline along with broader commodity markets, it then partially recovered. The Portfolio did not experience any holdings with additional challenges related to market or liquidity events, other than the broad portfolio and market level reaction as noted here.

What factors affected the Portfolio’s relative performance during the reporting period?

Most of the Portfolio’s outperformance relative to the S&P Global Natural Resources Sector Index over the last six months was related to investments in, and allocations to, integrated energy, precious metals and next generation energy.

Which market segments were the strongest positive contributors to the Portfolio’s relative performance, and which market segments were particularly weak?

The strongest positive contributions to the Portfolio’s returns relative to the S&P Global Natural Resources Index came from underweight positioning in the integrated energy segment, robust stock selections in precious metals and overweight exposure to next generation energy. (Contributions take weightings and total returns into account.) The weakest contributions to the Portfolio’s relative performance came from overweight positioning in the energy services, refining & chemicals and U.S./onshore upstream segments.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The top contributors to the Portfolio’s absolute performance included gold miners Barrick Gold, Newmont and Kinross Gold. Gold stocks outperformed the broad market sell-off of risky assets, validating our favorable outlook for the commodity amid the current volatile and uncertain climate. In addition, Barrick Gold and Newmont saw new opportunities open after a recent venture. Kinross Gold, an out-of-Index position added to the Portfolio late in the reporting period, saw shares rally with the rest of the gold space.

The most significant detractors from the Portfolio’s absolute performance during the same period included positions in integrated energy companies BP and Petroleo Brasileiro (“Petrobras”), and energy services provider Schlumberger. In our opinion, BP has a solid portfolio of assets with opportunities to create value but did not take strict enough measures to protect capital compared to its peers. Petrobras stock suffered along with much of the Brazilian market as Brazil was harder hit with pandemic-related shutdowns later than most other countries. Schlumberger was particularly stressed due to challenging energy sector conditions as its energy sector customers slashed budgets due to pandemic-related uncertainties.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares in agricultural nutrient producer Mosaic during the reporting period to take advantage of improved valuation and rotation within the industry. The Portfolio also added more gold exposure through the purchase of shares in Kinross Gold as pandemic fears continue to drive rising volatility. During the same period, the Portfolio exited is position in mining and energy company Teck Resources to focus on larger, more liquid miners and to reduce exposure to coal. Another significant sale involved the Portfolio’s entire position in oil & gas equipment & service company Saipem, reflecting our view that the energy services outlook remains significantly challenged and could take years to recover.

How did the Portfolio’s subsector and subindustry weightings change during the reporting period?

During the reporting period, the Portfolio increased its overweight exposure to next generation energy relative to the S&P Global Natural Resources Sector Index, and also increased its

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Mellon Natural Resources Portfolio

exposure to agriculture and precious metals, moving from an underweight position to an overweight position in both sectors. Conversely, the Portfolio reduced its exposure to integrated energy, increasing the magnitude of its underweight exposure, and trimmed exposure to energy services and refining & chemicals, though both remained relatively overweight positions.

How was the Portfolio positioned at the end of the reporting period?

While the Portfolio would have benefited from more defensive positioning as the COVID-19 crisis unfolded, as of June 30, 2020 we are largely pleased with the Portfolio’s positioning. We are employing a dual strategy of quality commodity beta2 concurrent with defensive positioning.

The Portfolio’s holdings in energy and metals focus on the larger, more liquid, high-quality names that still exhibit solid commodity beta characteristics as we believe the recovery has room to continue. We maintain exposure to next generation energy as those names have experienced comparatively limited fundamental impact and appear to be benefitting from increased investor attention. More defensively, gold has been a great diversifier, while packaging and waste provide asymmetry with resilient downside protection and modest cyclical benefits.

We expect the Portfolio’s trading pattern to remain fairly subdued, as we trim and add sparingly to the Portfolio’s positions on the margin, seeking to increase cyclical exposure to copper, which is leveraged to rising industrial activity, and opportunistically adding exposure to lumber products, an area that appears well positioned to benefit from a U.S. housing market recovery.

2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

Common Stocks 98.8% †
Brazil 1.9%
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	478,936	$3,817,120

Canada 13.6%
Barrick Gold Corp. (Metals & Mining)	535,499	14,426,343
Kinross Gold Corp. (Metals & Mining) (b)	957,832	6,914,226
Lundin Mining Corp. (Metals & Mining)	735,101	3,941,909
Norbord, Inc. (Paper & Forest Products)	96,862	2,211,074

		27,493,552

Denmark 4.2%
Orsted A/S (Electric Utilities) (c)	22,878	2,638,515
Vestas Wind Systems A/S (Electrical Equipment)	57,334	5,834,027

		8,472,542

France 2.7%
Air Liquide S.A. (Chemicals)	38,222	5,507,364

Luxembourg 1.9%
ArcelorMittal S.A. (Metals & Mining) (b)	372,660	3,912,988

Norway 5.9%
Equinor ASA (Oil, Gas & Consumable Fuels)	512,800	7,292,662
Yara International ASA (Chemicals)	132,183	4,592,495

		11,885,157

Peru 0.7%
Southern Copper Corp. (Metals & Mining)	36,341	1,440,986

South Africa 6.1%
Anglo American PLC (Metals & Mining)	527,936	12,203,233

United Kingdom 3.6%
BP PLC (Oil, Gas & Consumable Fuels)	1,895,313	7,202,989

United States 57.8%
Archer-Daniels-Midland Co. (Food Products)	223,879	8,932,772
Ball Corp. (Containers & Packaging)	61,812	4,295,316
Bunge, Ltd. (Food Products)	144,152	5,928,972
Casella Waste Systems, Inc., Class A (Commercial Services & Supplies) (b)	100,605	5,243,533
CF Industries Holdings, Inc. (Chemicals)	139,931	3,937,658
Clean Harbors, Inc. (Commercial Services & Supplies) (b)	48,472	2,907,351
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	65,449	3,370,623
ConocoPhillips (Oil, Gas & Consumable Fuels)	182,195	7,655,834
Covanta Holding Corp. (Commercial Services & Supplies)	201,774	1,935,013
First Solar, Inc. (Semiconductors & Semiconductor Equipment) (b)	78,180	3,869,910
FMC Corp. (Chemicals)	61,113	6,088,077
Freeport-McMoRan, Inc. (Metals & Mining)	904,978	10,470,595
Hess Corp. (Oil, Gas & Consumable Fuels)	126,729	6,565,829
Itron, Inc. (Electronic Equipment, Instruments & Components) (b)	31,846	2,109,798

	Shares	Value

Louisiana-Pacific Corp. (Paper & Forest Products)	164,879	$4,229,146
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	163,221	6,101,201
Mosaic Co. (Chemicals)	290,189	3,630,264
Newmont Corp. (Metals & Mining)	194,081	11,982,561
NextEra Energy, Inc. (Electric Utilities)	23,658	5,681,942
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	58,784	5,743,197
Schlumberger, Ltd. (Energy Equipment & Services)	119,736	2,201,945
Steel Dynamics, Inc. (Metals & Mining)	152,830	3,987,335

		116,868,872

Zambia 0.4%
First Quantum Minerals, Ltd. (Metals & Mining)	107,225	850,617

Total Common Stocks (Cost $215,069,527)		199,655,420

Short-Term Investment 1.9%
Unaffiliated Investment Company 1.9%
United States 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (d)(e)	3,752,925	3,752,925

Total Short-Term Investment (Cost $3,752,925)		3,752,925

Total Investments (Cost $218,822,452)	100.7%	203,408,345
Other Assets, Less Liabilities	(0.7)	(1,322,811)

Net Assets	100.0%	$202,085,534

†	Percentages indicated are based on Portfolio net assets.

(a)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $3,625,553. The Portfolio received cash collateral with a value of $3,752,925 (See Note 2(J)).

(b)	Non-income producing security.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Current yield as of June 30, 2020.

(e)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

10	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Denmark	$—	$8,472,542	$—	$8,472,542
France	—	5,507,364	—	5,507,364
Luxembourg	—	3,912,988	—	3,912,988
Norway	—	11,885,157	—	11,885,157
South Africa	—	12,203,233	—	12,203,233
United Kingdom	—	7,202,989	—	7,202,989
All Other Countries	150,471,147	—	—	150,471,147

Total Common Stocks	150,471,147	49,184,273	—	199,655,420

Short-Term Investment
Unaffiliated Investment Company	3,752,925	—	—	3,752,925

Total Investments in Securities	$154,224,072	$49,184,273	$—	$203,408,345

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification

	Value	Percent †
Chemicals	$23,755,858	11.8%
Commercial Services & Supplies	10,085,897	5.0
Containers & Packaging	4,295,316	2.1
Electric Utilities	8,320,457	4.1
Electrical Equipment	5,834,027	2.9
Electronic Equipment, Instruments & Components	2,109,798	1.0
Energy Equipment & Services	2,201,945	1.1
Food Products	14,861,744	7.4
Metals & Mining	70,130,793	34.7
Oil, Gas & Consumable Fuels	47,749,455	23.6
Paper & Forest Products	6,440,220	3.2
Semiconductors & Semiconductor Equipment	3,869,910	1.9

	199,655,420	98.8
Short-Term Investment	3,752,925	1.9
Other Assets, Less Liabilities	(1,322,811)	-0.7

Net Assets	$202,085,534	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $218,822,452) including securities on loan of $3,625,553	$203,408,345
Cash denominated in foreign currencies (identified cost $136,552)	134,872
Receivables:
Investment securities sold	5,138,604
Dividends	332,229
Portfolio shares sold	67,402
Securities lending	584
Other assets	752

Total assets	209,082,788

Liabilities
Due to custodian	52,165
Cash collateral received for securities on loan	3,752,925
Payables:
Investment securities purchased	2,792,445
Portfolio shares redeemed	169,589
Manager (See Note 3)	132,262
Shareholder communication	52,940
Professional fees	24,055
Custodian	14,445
Trustees	294
Accrued expenses	6,134

Total liabilities	6,997,254

Net assets	$202,085,534

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,718
Additional paid-in capital	449,011,577

449,051,295
Total distributable earnings (loss)	(246,965,761)

Net assets	$202,085,534

Initial Class
Net assets applicable to outstanding shares	$202,085,534

Shares of beneficial interest outstanding	39,717,535

Net asset value per share outstanding	$5.09

12	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$2,509,741
Non-cash dividends	429,274
Securities lending	41,724
Dividends-affiliated	6,128
Other	208,176

Total income	3,195,043

Expenses
Manager (See Note 3)	788,014
Professional fees	32,236
Shareholder communication	29,762
Custodian	25,072
Trustees	2,643
Miscellaneous	10,640

Total expenses	888,367

Net investment income (loss)	2,306,676

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions

Net realized gain (loss) on:
Unaffiliated investment transactions	(9,974,859)
Foreign currency transactions	(12,934)

Net realized gain (loss) on investments and foreign currency transactions	(9,987,793)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(36,792,927)
Translation of other assets and liabilities in foreign currencies	(3,395)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,796,322)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(46,784,115)

Net increase (decrease) in net assets resulting from operations	$(44,477,439)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $153,026.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,306,676	$5,438,551
Net realized gain (loss) on investments and foreign currency transactions	(9,987,793)	(9,285,380)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(36,796,322)	42,045,341

Net increase (decrease) in net assets resulting from operations	(44,477,439)	38,198,512

Distributions to shareholders:
Initial Class	—	(1,880,547)

Capital share transactions:
Net proceeds from sale of shares	16,725,523	18,704,335
Net asset value of shares issued to shareholders in reinvestment of distributions	—	1,880,547
Cost of shares redeemed	(19,438,165)	(47,694,578)

Increase (decrease) in net assets derived from capital share transactions	(2,712,642)	(27,109,696)

Net increase (decrease) in net assets	(47,190,081)	9,208,269

Net Assets
Beginning of period	249,275,615	240,067,346

End of period	$202,085,534	$249,275,615

14	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018		2017		2016		2015

Net asset value at beginning of period	$6.29		$5.43	$7.61		$7.67		$5.38		$8.06

Net investment income (loss)	0.06		0.13 (a)	0.04		(0.01)		(0.01)		0.04

Net realized and unrealized gain (loss) on investments	(1.26)		0.78	(2.22)		(0.05)		2.34		(2.69)

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)		(0.00)	0.00		(0.00)		(0.00)		0.00

Total from investment operations	(1.20)		0.91	(2.18)		(0.06)		2.33		(2.65)

Less distributions:

From net investment income	—		(0.05)	—		—		(0.04)		(0.03)

Net asset value at end of period	$5.09		$6.29	$5.43		$7.61		$7.67		$5.38

Total investment return (b)	(19.08	%)(c)	16.62%	(28.65	%)(c)	(0.78	%)(c)	43.33%		(32.96%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.31	% ††	2.17%	0.59%		(0.10%)		(0.12	%)(d)	0.57%

Net expenses (e)	0.89	% ††	0.96%	0.94%		0.94%		0.93	% (f)	0.93%

Portfolio turnover rate	21%		87%	78%		17%		40%		21%

Net assets at end of period (in 000’s)	$202,086		$249,276	$240,067		$379,253		$432,891		$332,823

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1—Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mellon Natural Resources Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2—Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with

New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

16	MainStay VP Mellon Natural Resources Portfolio

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

17

Notes to Financial Statements (Unaudited) (continued)

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date; and

18	MainStay VP Mellon Natural Resources Portfolio

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $3,625,553 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $3,752,925.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3—Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Mellon Investments Corporation (“Mellon” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Mellon, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.79%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $788,014 and paid the Subadvisor in the amount of $386,415.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

19

Notes to Financial Statements (Unaudited) (continued)

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The

Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$1,791	$23,390	$(25,181)	$—	$—	$—	$6	$—	—

Note 4—Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$218,982,154	$21,804,044	$(37,377,853)	$(15,573,809)

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $229,081,157, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$31,324	$197,757

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$1,880,547	$—

Note 5—Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6—Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7—Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

20	MainStay VP Mellon Natural Resources Portfolio

Note 8—Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $41,331 and $42,122, respectively.

Note 9—Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount
Six-month period ended June 30, 2020:

Shares sold	3,825,207	$16,725,523

Shares redeemed	(3,756,534)	(19,438,165)

Net increase (decrease)	68,673	$(2,712,642)

Year ended December 31, 2019:

Shares sold	3,224,691	$18,704,335

Shares issued to shareholders in reinvestment of distributions	333,519	1,880,547

Shares redeemed	(8,080,002)	(47,694,578)

Net increase (decrease)	(4,521,792)	$(27,109,696)

Note 10—Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11—Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12—Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

21

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

22	MainStay VP Mellon Natural Resources Portfolio

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781648	MSVPVEG10-08/20 (NYLIAC) NI533

MainStay VP Allocation Portfolios

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	0.72%	5.11%	4.38%	6.56%	0.62%
Service Class Shares	2/13/2006	0.59	4.85	4.13	6.30	0.87

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	–3.08%	7.51%	10.73%	13.99%
MSCI EAFE® Index[4]	–11.34	–5.13	2.05	5.73
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.14	8.74	4.30	3.82
Conservative Allocation Composite Index[6]	1.92	7.48	6.26	7.35
Morningstar Allocation—30% to 50% Equity Category Average[7]	–2.66	1.77	3.96	6.00

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,007.20	$0.15	$1,024.71	$0.15	0.03%

Service Class Shares	$1,000.00	$1,005.90	$1.40	$1,023.47	$1.41	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Conservative Allocation Portfolio returned 0.72% for Initial Class shares and 0.59% for Service Class shares. Over the same period, both share classes outperformed the –3.08% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the –11.34% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes underperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 1.92% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the –2.66% return of the Morningstar Allocation— 30% to 50% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, the Portfolio’s asset class policy drove excess returns. Broadly, the Portfolio benefited from a posture that was aggressively risk-off when the market was in decline and less so as the market rebounded in late March, April and May 2020. Conversely, the performance of the Underlying Portfolio/Fund holdings in aggregate with respect to the Portfolio’s desired mix of asset class exposures detracted from relative performance. A few of the vehicles that struggled to achieve their objective include the MainStay Epoch U.S. All Cap Fund, MainStay VP T. Rowe Price Equity Income Portfolio and IQ 500 International ETF.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as contributing positively to active return. They were also used to curb larger systematic risk observable within the pool of Underlying Portfolios/Funds. In addition, derivatives enhanced the Portfolio’s returns to a small degree by helping rein in exposure to the underperforming value risk factor.

How did you allocate the Portfolio’s assets during the reporting period and why?

Eleven-plus years into an expansion, the U.S. economy entered the reporting period showing signs of strain. That, coupled with what we believed to be rather ambitious valuations, led us to skew the Portfolio away from risk assets. When the SARS-CoV-2 virus arrived, the Portfolio was tilted away from both equities and credit. That posture paid off handsomely as the market declined through late March 2020. We gradually reallocated back into equities, reducing the Portfolio’s underweight exposure, although never quite getting all the way back to neutral. We then reversed course, selling Underlying Equity Funds amid a strongly rallying market through April and May 2020. By June 30, 2020, we had gone round trip, underweight both equity and credit on a scale similar to the Portfolio’s position in mid-February 2020.

Within equities, results were mixed. The Portfolio generally tilted to favor large-cap stocks, reflecting our view that small companies were likely to be more vulnerable to lockdown-induced damage than larger firms with better access to capital markets and stronger balance sheets to fall back upon. While that bias was well rewarded, it was offset by the Portfolio’s bias toward value stocks. Concerned with an excessive valuation gap and anticipating mounting regulatory pressure on technology firms, we were somewhat pessimistic about the prospects for growth names. But then the work-from-home, play-from-home lockdowns provided a lift to many large-cap technology companies, detracting from Portfolio returns.

Several positioning decisions bolstered the performance of the fixed-income portion of the Portfolio. The most significant was a reallocation away from leveraged loans, which fell sharply along with equities in March, without fully recouping those losses during the spring. Also helpful was active exposure to long-maturity Treasury bonds and taxable municipal bonds.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Conservative Allocation Portfolio

How did the Portfolio’s allocations change over the course of the reporting period?

Several significant shifts occurred among the Portfolio’s allocations during the reporting period. Among the largest was a move away from acquiring exposure to investment-grade bonds by using a total return swap, investing instead directly in the MainStay VP Indexed Bond Portfolio. Another significant change involved a shift away from MainStay MacKay U.S. Equity Opportunities Fund and MainStay VP MacKay Common Stock Portfolio into MainStay VP MacKay S&P 500 Index Portfolio. We based this adjustment on our judgment that the Portfolio’s aggregate exposure to active quantitative strategies was larger than might be helpful, and that a pivot to a passive implementation could be beneficial within the prevailing environment.

Several new positions were introduced during the reporting period, including swap exposure to iShares 20+ Year Treasury Bond ETF, a direct position in IQ Candriam ESG International ETF and swap exposure to VanEck Vectors Gold Miners ETF. Likewise, several positions were closed, including IQ Global Resources ETF, MainStay High Yield Municipal Bond Fund, MainStay VP Convertible Portfolio and MainStay VP Unconstrained Bond Portfolio.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from the technology-heavy MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. The MainStay Epoch Capital Growth Fund, a global equity product, also delivered positive returns. The most significant losses were posted by IQ Chaikin U.S. Small Cap ETF, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP MacKay Small Cap Core Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant positive contributions to the Portfolio’s equity returns were MainStay VP Large Cap Growth Portfolio, MainStay VP MacKay S&P 500 Index Portfolio and MainStay VP MacKay Growth Portfolio. (Contributions take weightings and total returns into account.) The greatest detractions came from MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP Epoch U.S. Equity Yield Portfolio and IQ 500 International ETF.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

To combat the economic impact of the growing pandemic, the U.S. Federal Reserve engaged in a battery of extraordinary measures, driving yields down (and prices up) across the maturity spectrum for high-grade bonds. At the same time, solvency concerns resulted in a moderate widening of credit spreads.3 These two dynamics dictated, to a large degree, the winners and losers within fixed-income markets over the past six months. High-grade, long-duration4 bonds with significant sensitivity to interest rates fared very well (the longest maturity Treasury bonds, for example, posted large positive returns), whereas lower credit quality instruments, such as high-yield bonds and bank loans, lagged significantly.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The Underlying Fixed-Income Portfolios/Funds that made the strongest positive contributions to return included MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio. The most significant detractors were MainStay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

Affiliated Investment Companies 95.5%†
Equity Funds 36.0%
IQ 50 Percent Hedged FTSE International ETF (a)	684,857	$13,256,845
IQ 500 International ETF (a)	545,758	12,912,143
IQ Candriam ESG International Equity ETF (a)	312,208	7,149,501
IQ Candriam ESG U.S. Equity ETF	42,695	1,120,513
IQ Chaikin U.S. Large Cap ETF	417,671	9,704,085
IQ Chaikin U.S. Small Cap ETF	87,264	1,887,643
MainStay Epoch Capital Growth Fund Class I	157,673	2,134,891
MainStay Epoch International Choice Fund Class I	263,506	8,714,156
MainStay Epoch U.S. All Cap Fund Class R6	441,502	10,702,004
MainStay MacKay International Opportunities Fund Class I	1,190,424	7,559,195
MainStay MAP Equity Fund Class I	452,672	17,590,816
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	1,288,566	11,446,592
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	1,387,882	19,120,848
MainStay VP MacKay Common Stock Portfolio Initial Class	184,173	4,736,774
MainStay VP MacKay Growth Portfolio Initial Class	446,165	15,543,792
MainStay VP MacKay International Equity Portfolio Initial Class	311,490	4,841,711
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	899,404	10,730,786
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	376,970	22,530,478
MainStay VP MacKay Small Cap Core Portfolio Initial Class	637,262	5,609,947
MainStay VP Small Cap Growth Portfolio Initial Class	1,111,937	14,843,356
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	1,743,604	18,181,080
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	758,911	21,701,302

Total Equity Funds (Cost $244,542,429)		242,018,458

Fixed Income Funds 59.5%
IQ S&P High Yield Low Volatility Bond ETF (a)	273,083	6,619,532
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	1,314,931	11,610,837
MainStay MacKay Short Duration High Yield Fund Class I	5,292,157	49,217,058
MainStay Short Term Bond Class I (a)	692,458	7,388,524
MainStay VP Bond Portfolio Initial Class (a)	2,886,292	44,359,714
MainStay VP Floating Rate Portfolio Initial Class (a)	2,357,014	19,712,419

	Shares	Value

Fixed Income Funds (continued)
MainStay VP Indexed Bond Portfolio Initial Class (a)	22,381,952	$253,014,540
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	851,704	7,801,778

Total Fixed Income Funds (Cost $372,898,360)		399,724,402

Total Affiliated Investment Companies (Cost $617,440,789)		641,742,860

Short-Term Investment 4.6%
Affiliated Investment Company 4.6%
MainStay U.S. Government Liquidity Fund, 0.05% (b)	31,312,015	31,312,015

Total Short-Term Investment (Cost $31,312,015)		31,312,015

Total Investments (Cost $648,752,804)	100.1%	673,054,875
Other Assets, Less Liabilities	(0.1)	(992,740)
Net Assets	100.0%	$672,062,135

†	Percentages indicated are based on Portfolio net assets.

(a)	As of June 30, 2020, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of June 30, 2020.

10	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC total return swap contracts as of June 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares 20+ Year Treasury Bond ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	$10,422	$—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.40%	12/01/2020	Monthly	(3,211)	—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/01/2020	Monthly	(3,166)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.349%	12/07/2020	Monthly	16,892	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.015%	12/07/2020	Monthly	(11,965)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA minus 0.214%	12/07/2020	Monthly	(11,926)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.25%	10/26/2020	Monthly	14,330	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/01/2020	Monthly	3,544	—

1.	As of June 30, 2020, cash in the amount of $488,311 was pledged from brokers for OTC swap contracts.

2.	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of June 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$242,018,458	$—	$—	$242,018,458
Fixed Income Funds	399,724,402	—	—	399,724,402
Short-Term Investment	31,312,015	—	—	31,312,015

Total Investments in Securities	$673,054,875	$—	$—	$673,054,875

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $648,752,804)	$673,054,875
Cash collateral on deposit at broker for swap contracts	488,311
Receivables:
Dividends and Interest	273,530
Portfolio shares sold	65,724
Other assets	3,444

Total assets	673,885,884

Liabilities
Payables:
Portfolio shares redeemed	850,192
Dividends and interest on OTC swaps contracts	518,988
Investment securities purchased	272,578
NYLIFE Distributors (See Note 3)	135,214
Shareholder communication	25,006
Professional fees	14,604
Custodian	3,231
Trustees	887
Accrued expenses	3,049

Total liabilities	1,823,749

Net assets	$672,062,135

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,725
Additional paid-in capital	645,888,011

645,945,736
Total distributable earnings (loss)	26,116,399

Net assets	$672,062,135

Initial Class
Net assets applicable to outstanding shares	$15,217,519

Shares of beneficial interest outstanding	1,291,645

Net asset value per share outstanding	$11.78

Service Class
Net assets applicable to outstanding shares	$656,844,616

Shares of beneficial interest outstanding	56,433,474

Net asset value per share outstanding	$11.64

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,803,291
Interest	209

Total income	2,803,500

Expenses
Distribution/Service—Service Class (See Note 3)	832,462
Professional fees	40,907
Shareholder communication	31,610
Trustees	8,520
Custodian	7,440
Miscellaneous	11,210

Total expenses	932,149

Net investment income (loss)	1,871,351

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	2,543,226
Swap transactions	1,370,298

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	3,913,524

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	(5,530,655)

Net realized and unrealized gain (loss) on investments and swap transactions	(1,617,131)

Net increase (decrease) in net assets resulting from operations	$254,220

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,871,351	$10,902,689
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	3,913,524	16,311,798
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(5,530,655)	73,341,547

Net increase (decrease) in net assets resulting from operations	254,220	100,556,034

Distributions to shareholders:
Initial Class	—	(787,124)
Service Class	—	(36,881,033)

Total distributions to shareholders	—	(37,668,157)

Capital share transactions:
Net proceeds from sale of shares	41,263,368	59,412,891
Net asset value of shares issued to shareholders in reinvestment of distributions	—	37,668,157
Cost of shares redeemed	(101,859,368)	(156,901,437)
Increase (decrease) in net assets derived from capital share transactions	(60,596,000)	(59,820,389)

Net increase (decrease) in net assets	(60,341,780)	3,067,488

Net Assets
Beginning of period	732,403,915	729,336,427

End of period	$672,062,135	$732,403,915

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.70		$10.77	$11.80	$10.87	$10.71	$11.85

Net investment income (loss) (a)	0.05		0.20	0.23	0.22	0.22	0.24

Net realized and unrealized gain (loss) on investments	0.03		1.38	(0.98)	0.95	0.46	(0.41)

Total from investment operations	0.08		1.58	(0.75)	1.17	0.68	(0.17)

Less distributions:

From net investment income	—		(0.34)	(0.28)	(0.24)	(0.29)	(0.28)

From net realized gain on investments	—		(0.31)	—	—	(0.23)	(0.69)

Total distributions	—		(0.65)	(0.28)	(0.24)	(0.52)	(0.97)

Net asset value at end of period	$11.78		$11.70	$10.77	$11.80	$10.87	$10.71

Total investment return (b)	0.68	%(c)	14.83%	(6.47%)	10.80%	6.36%	(1.41%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.79	%††	1.75%	2.02%	1.89%	2.02%	2.01%

Net expenses (d)	0.03	%††	0.03%	0.03%	0.02%	0.03%	0.03%

Portfolio turnover rate	15%		42%	58%	44%	44%	40%

Net assets at end of period (in 000’s)	$15,218		$16,327	$14,616	$16,481	$16,599	$16,171

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.57		$10.66	$11.67	$10.75	$10.60	$11.73

Net investment income (loss) (a)	0.03		0.17	0.20	0.19	0.19	0.21

Net realized and unrealized gain (loss) on investments	0.04		1.35	(0.96)	0.94	0.45	(0.40)

Total from investment operations	0.07		1.52	(0.76)	1.13	0.64	(0.19)

Less distributions:

From net investment income	—		(0.30)	(0.25)	(0.21)	(0.26)	(0.25)

From net realized gain on investments	—		(0.31)	—	—	(0.23)	(0.69)

Total distributions	—		(0.61)	(0.25)	(0.21)	(0.49)	(0.94)

Net asset value at end of period	$11.64		$11.57	$10.66	$11.67	$10.75	$10.60

Total investment return (b)	0.61	%(c)	14.55%	(6.68%)	10.52%	6.10%	(1.65%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.54	%††	1.47%	1.70%	1.66%	1.74%	1.84%

Net expenses (d)	0.28	%††	0.28%	0.28%	0.27%	0.28%	0.28%

Portfolio turnover rate	15%		42%	58%	44%	44%	40%

Net assets at end of period (in 000’s)	$656,845		$716,077	$714,720	$865,873	$850,124	$900,093

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	–1.66%	3.86%	4.71%	7.72%	0.72%
Service Class Shares	2/13/2006	1.78	3.60	4.45	7.45	0.97

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	–3.08%	7.51%	10.73%	13.99%
MSCI EAFE® Index[4]	–11.34	–5.13	2.05	5.73
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.14	8.74	4.30	3.82
Moderate Allocation Composite Index[6]	–0.35	6.58	7.11	8.98
Morningstar Allocation—50% to 70% Equity Category Average[7]	–3.58	2.30	5.22	7.88

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

16	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$983.40	$0.15	$1,024.71	$0.15	0.03%

Service Class Shares	$1,000.00	$982.20	$1.38	$1,023.47	$1.41	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

17

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 21 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

18	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Moderate Allocation Portfolio returned –1.66% for Initial Class shares and –1.78% for Service Class shares. Over the same period, both share classes outperformed the –3.08% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the –11.34% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes underperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the –0.35% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the –3.58% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, the Portfolio’s asset class policy drove excess returns. Broadly, the Portfolio benefited from a posture that was aggressively risk-off when the market was in decline and less so as the market rebounded in late March, April and May 2020. Conversely, the performance of the Underlying Portfolio/Fund holdings in aggregate with respect to the Portfolio’s desired mix of asset class exposures detracted from relative performance. A few of the vehicles that struggled to achieve their objective include the MainStay Epoch U.S. All Cap Fund, MainStay VP T. Rowe Price Equity Income Portfolio and IQ 500 International ETF.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as contributing positively to active return. They were also used to curb larger systematic risk observable within the pool of Underlying Portfolios/Funds. In addition, derivatives enhanced the Portfolio’s returns to a small degree by helping rein in exposure to the underperforming value risk factor.

How did you allocate the Portfolio’s assets during the reporting period and why?

Eleven-plus years into an expansion, the U.S. economy entered the reporting period showing signs of strain. That, coupled with what we believed to be rather ambitious valuations, led us to skew the Portfolio away from risk assets. When the SARS-CoV-2 virus arrived, the Portfolio was tilted away from both equities and credit. That posture paid off handsomely as the market declined through late March 2020. We gradually reallocated back into equities, reducing the Portfolio’s underweight exposure, although never quite getting all the way back to neutral. We then reversed course, selling Underlying Equity Funds amid a strongly rallying market through April and May 2020. By June 30, 2020, we had gone round trip, underweight both equity and credit on a scale similar to the Portfolio’s position in mid-February 2020.

Within equities, results were mixed. The Portfolio generally tilted to favor large-cap stocks, reflecting our view that small companies were likely to be more vulnerable to lockdown-induced damage than larger firms with better access to capital markets and stronger balance sheets to fall back upon. While that bias was well rewarded, it was offset by the Portfolio’s bias toward value stocks. Concerned with an excessive valuation gap and anticipating mounting regulatory pressure on technology firms, we were somewhat pessimistic about the prospects for growth names. But then the work-from-home, play-from-home lockdowns provided a lift to many large-cap technology companies, detracting from Portfolio returns.

Several positioning decisions bolstered the performance of the fixed-income portion of the Portfolio. The most significant was a reallocation away from leveraged loans, which fell sharply along with equities in March, without fully recouping those losses

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 16 for more information on benchmark and peer group returns.

19

during the spring. Also helpful was active exposure to long-maturity Treasury bonds and taxable municipal bonds.

How did the Portfolio’s allocations change over the course of the reporting period?

Several significant shifts occurred among the Portfolio’s allocations during the reporting period. Among the largest was a move away from acquiring exposure to investment-grade bonds by using a total return swap, investing instead directly in the MainStay VP Indexed Bond Portfolio. Another significant change involved a shift away from MainStay MacKay U.S. Equity Opportunities Fund and MainStay VP MacKay Common Stock Portfolio into MainStay VP MacKay S&P 500 Index Portfolio. We based this adjustment on our judgment that the Portfolio’s aggregate exposure to active quantitative strategies was larger than might be helpful, and that a pivot to a passive implementation could be beneficial within the prevailing environment.

Several new positions were introduced during the reporting period, including swap exposure to iShares 20+ Year Treasury Bond ETF, a direct position in IQ Candriam ESG International ETF and swap exposure to VanEck Vectors Gold Miners ETF. Likewise, several positions were closed, including IQ Global Resources ETF, MainStay High Yield Municipal Bond Fund, MainStay VP Convertible Portfolio and MainStay VP Unconstrained Bond Portfolio.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from the technology-heavy MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. The MainStay Epoch Capital Growth Fund, a global equity product, also delivered positive returns. The most significant losses were posted by IQ Chaikin U.S. Small Cap ETF, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP MacKay Small Cap Core Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant positive contributions to the Portfolio’s equity returns were MainStay VP Large Cap Growth Portfolio, MainStay VP MacKay S&P 500 Index Portfolio and MainStay VP MacKay Growth Portfolio. (Contributions take weightings and total returns into account.) The greatest detractions came from MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP Epoch U.S. Equity Yield Portfolio and IQ 500 International ETF.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

To combat the economic impact of the growing pandemic, the U.S. Federal Reserve engaged in a battery of extraordinary measures, driving yields down (and prices up) across the maturity spectrum for high-grade bonds. At the same time, solvency concerns resulted in a moderate widening of credit spreads.3 These two dynamics dictated, to a large degree, the winners and losers within fixed-income markets over the past six months. High-grade, long-duration4 bonds with significant sensitivity to interest rates fared very well (the longest maturity Treasury bonds, for example, posted large positive returns), whereas lower credit quality instruments, such as high-yield bonds and bank loans, lagged significantly.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The Underlying Fixed-Income Portfolios/Funds that made the strongest positive contributions to return included MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio. The most significant detractors were MainStay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

20	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

Affiliated Investment Companies 96.2%†
Equity Funds 56.2%
IQ 50 Percent Hedged FTSE International ETF (a)	1,097,441	$21,243,275
IQ 500 International ETF (a)	1,093,758	25,877,330
IQ Candriam ESG International Equity ETF (a)	713,751	16,344,755
IQ Candriam ESG U.S. Equity ETF	83,953	2,203,313
IQ Chaikin U.S. Large Cap ETF (a)	1,241,346	28,841,185
IQ Chaikin U.S. Small Cap ETF	195,044	4,219,075
MainStay Epoch Capital Growth Fund Class I (a)	568,738	7,700,707
MainStay Epoch International Choice Fund Class I (a)	833,327	27,558,135
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,355,208	32,850,242
MainStay MacKay International Opportunities Fund Class I (a)	3,737,369	23,732,295
MainStay MAP Equity Fund Class I (a)	1,211,386	47,074,450
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	3,342,772	29,694,514
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	3,117,172	42,945,272
MainStay VP MacKay Common Stock Portfolio Initial Class	502,281	12,918,267
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,161,423	40,462,482
MainStay VP MacKay International Equity Portfolio Initial Class (a)	521,389	8,104,318
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	2,201,535	26,266,516
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	857,626	51,258,012
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	1,310,392	11,535,647
MainStay VP Small Cap Growth Portfolio Initial Class (a)	1,588,699	21,207,704
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,470,297	46,613,124
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,970,380	56,343,593

		584,994,211

Fixed Income Funds 40.0%
IQ S&P High Yield Low Volatility Bond ETF (a)	424,100	10,280,184
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	2,144,520	18,936,115
MainStay MacKay Short Duration High Yield Fund Class I (a)	5,753,589	53,508,379
MainStay Short Term Bond Class I (a)	1,087,985	11,608,801
MainStay VP Bond Portfolio Initial Class (a)	4,423,319	67,982,439

	Shares	Value

Fixed Income Funds (continued)
MainStay VP Floating Rate Portfolio Initial Class	630,382	$5,272,075
MainStay VP Indexed Bond Portfolio Initial Class (a)	20,922,165	236,512,527
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,276,236	11,690,575

		415,791,095

Total Affiliated Investment Companies (Cost $989,995,640)		1,000,785,306

Short-Term Investment 3.8%
Affiliated Investment Company 3.8%
MainStay U.S. Government Liquidity Fund, 0.05% (b)	39,291,679	39,291,679

Total Short-Term Investment (Cost $39,291,679)		39,291,679

Total Investments (Cost $1,029,287,319)	100.0%	1,040,076,985
Other Assets, Less Liabilities	0.0 ‡	100,672
Net Assets	100.0%	$1,040,177,657

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of June 30, 2020, the Portfolio’s ownership exceeded 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Swap Contracts

Open OTC total return swap contracts as of June 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares 20+ Year Treasury Bond ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	$16,183	$—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.40%	12/01/2020	Monthly	(4,987)	—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/01/2020	Monthly	(4,916)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.352%	12/07/2020	Monthly	25,728	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA 0.00%	12/07/2020	Monthly	(20,816)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA minus 0.138%	12/07/2020	Monthly	(16,263)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.25%	10/26/2020	Monthly	22,052	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/01/2020	Monthly	5,504	—

1	As of June 30, 2020, cash in the amount of $900,269 was pledged from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of June 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$584,994,211	$—	$—	$584,994,211
Fixed Income Funds	415,791,095	—	—	415,791,095
Short-Term Investment	39,291,679	—	—	39,291,679

Total Investments in Securities	$1,040,076,985	$—	$—	$1,040,076,985

(a)	For a complete listing of investments, see the Portfolio of Investments.

22	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,029,287,319)	$1,040,076,985
Cash collateral on deposit at broker for swap contracts	900,269
Receivables:
Portfolio shares sold	926,564
Dividends and Interest	269,232
Other assets	5,114

Total assets	1,042,178,164

Liabilities
Due to custodian	268,068
Payables:
Dividends and interest on OTC swaps contracts	753,007
Portfolio shares redeemed	444,342
Investment securities purchased	267,981
NYLIFE Distributors (See Note 3)	205,635
Shareholder communication	40,505
Professional fees	12,837
Custodian	2,288
Trustees	1,397
Accrued expenses	4,447

Total liabilities	2,000,507

Net assets	$1,040,177,657

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$94,355
Additional paid-in capital	1,020,830,275

1,020,924,630
Total distributable earnings (loss)	19,253,027

Net assets	$1,040,177,657

Initial Class
Net assets applicable to outstanding shares	$42,438,604

Shares of beneficial interest outstanding	3,811,301

Net asset value per share outstanding	$11.13

Service Class
Net assets applicable to outstanding shares	$997,739,053

Shares of beneficial interest outstanding	90,543,527

Net asset value per share outstanding	$11.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,623,443
Interest	923

Total income	3,624,366

Expenses
Distribution/Service—Service Class (See Note 3)	1,254,575
Professional fees	52,771
Shareholder communication	49,685
Trustees	13,193
Custodian	6,993
Miscellaneous	16,472

Total expenses	1,393,689

Net investment income (loss)	2,230,677

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	1,521,050
Swap transactions	1,555,885

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	3,076,935

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	(29,933,921)

Net realized and unrealized gain (loss) on investments and swap transactions	(26,856,986)

Net increase (decrease) in net assets resulting from operations	$(24,626,309)

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,230,677	$20,624,923
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	3,076,935	32,469,224
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(29,933,921)	140,351,475

Net increase (decrease) in net assets resulting from operations	(24,626,309)	193,445,622

Distributions to shareholders:
Initial Class	—	(3,140,712)
Service Class	—	(76,514,893)

Total distributions to shareholders	—	(79,655,605)

Capital share transactions:
Net proceeds from sale of shares	25,389,807	41,200,942
Net asset value of shares issued to shareholders in reinvestment of distributions	—	79,655,605
Cost of shares redeemed	(108,017,416)	(233,611,591)

Increase (decrease) in net assets derived from capital share transactions	(82,627,609)	(112,755,044)

Net increase (decrease) in net assets	(107,253,918)	1,034,973

Net Assets
Beginning of period	1,147,431,575	1,146,396,602

End of period	$1,040,177,657	$1,147,431,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.32		$10.33	$11.89	$10.57	$10.59	$12.03

Net investment income (loss) (a)	0.04		0.23	0.23	0.20	0.19	0.20

Net realized and unrealized gain (loss) on investments	(0.23)		1.60	(1.16)	1.36	0.48	(0.39)

Total from investment operations	(0.19)		1.83	(0.93)	1.56	0.67	(0.19)

Less distributions:

From net investment income	—		(0.36)	(0.27)	(0.19)	(0.24)	(0.30)

From net realized gain on investments	—		(0.48)	(0.36)	(0.05)	(0.45)	(0.95)

Total distributions	—		(0.84)	(0.63)	(0.24)	(0.69)	(1.25)

Net asset value at end of period	$11.13		$11.32	$10.33	$11.89	$10.57	$10.59

Total investment return (b)	(1.68	%)(c)	18.29%	(8.40%)	14.97%	6.41%	(1.61%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.67	% ††	2.04%	1.99%	1.79%	1.76%	1.69%

Net expenses (d)	0.03	% ††	0.03%	0.02%	0.02%	0.03%	0.02%

Portfolio turnover rate	17%		40%	52%	33%	40%	36%

Net assets at end of period (in 000’s)	$42,439		$45,283	$43,161	$49,419	$43,873	$41,551

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.22		$10.23	$11.79	$10.48	$10.51	$11.95

Net investment income (loss) (a)	0.02		0.20	0.20	0.17	0.16	0.17

Net realized and unrealized gain (loss) on investments	(0.22)		1.60	(1.16)	1.36	0.47	(0.39)

Total from investment operations	(0.20)		1.80	(0.96)	1.53	0.63	(0.22)

Less distributions:

From net investment income	—		(0.33)	(0.24)	(0.17)	(0.21)	(0.27)

From net realized gain on investments	—		(0.48)	(0.36)	(0.05)	(0.45)	(0.95)

Total distributions	—		(0.81)	(0.60)	(0.22)	(0.66)	(1.22)

Net asset value at end of period	$11.02		$11.22	$10.23	$11.79	$10.48	$10.51

Total investment return (b)	(1.78%)		18.00%	(8.63%)	14.68%	6.14%	(1.86%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.42	% ††	1.76%	1.73%	1.53%	1.52%	1.44%

Net expenses (c)	0.28	% ††	0.27%	0.27%	0.27%	0.28%	0.27%

Portfolio turnover rate	17%		40%	52%	33%	40%	36%

Net assets at end of period (in 000’s)	$997,739		$1,102,149	$1,103,235	$1,288,895	$1,171,213	$1,137,619

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	–5.34%	0.95%	4.49%	8.68%	0.80%
Service Class Shares	2/13/2006	–5.46	0.70	4.23	8.41	1.05

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	–3.08%	7.51%	10.73%	13.99%
MSCI EAFE® Index[4]	–11.34	–5.13	2.05	5.73
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.14	8.74	4.30	3.82
Moderate Growth Allocation Composite Index[6]	–2.72	5.50	7.88	10.54
Morningstar Allocation—70% to 85% Equity Category Average[7]	–6.66	–0.53	4.87	8.41

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

27

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$946.60	$0.15	$1,024.71	$0.15	0.03%

Service Class Shares	$1,000.00	$945.40	$1.35	$1,023.47	$1.41	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

28	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 32 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

29

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Moderate Growth Allocation Portfolio returned –5.34% for Initial Class shares and –5.46% for Service Class shares. Over the same period, both share classes underperformed the –3.08% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the –11.34% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes underperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the –2.72% return of the Moderate Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the –6.66% return of the Morningstar Allocation—70% to 85% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, the Portfolio’s asset class policy drove excess returns. Broadly, the Portfolio benefited from a posture that was aggressively risk-off when the market was in decline and less so as the market rebounded in late March, April and May 2020. Conversely, the performance of the Underlying Portfolio/Fund holdings in aggregate with respect to the Portfolio’s desired mix of asset class exposures detracted from relative performance. A few of the vehicles that struggled to achieve their objective include the MainStay Epoch U.S. All Cap Fund, MainStay VP T. Rowe Price Equity Income Portfolio and IQ 500 International ETF.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as contributing positively to active return. They were also used to curb larger systematic risk observable within the pool of Underlying Portfolios/Funds. In addition, derivatives enhanced the Portfolio’s returns to a small degree by helping rein in exposure to the underperforming value risk factor.

How did you allocate the Portfolio’s assets during the reporting period and why?

Eleven-plus years into an expansion, the U.S. economy entered the reporting period showing signs of strain. That, coupled with what we believed to be rather ambitious valuations, led us to skew the Portfolio away from risk assets. When the SARS-CoV-2 virus arrived, the Portfolio was tilted away from both equities and credit. That posture paid off handsomely as the market declined through late March 2020. We gradually reallocated back into equities, reducing the Portfolio’s underweight exposure, although never quite getting all the way back to neutral. We then reversed course, selling Underlying Equity Funds amid a strongly rallying market through April and May 2020. By June 30, 2020, we had gone round trip, underweight both equity and credit on a scale similar to the Portfolio’s position in mid-February 2020.

Within equities, results were mixed. The Portfolio generally tilted to favor large-cap stocks, reflecting our view that small companies were likely to be more vulnerable to lockdown-induced damage than larger firms with better access to capital markets and stronger balance sheets to fall back upon. While that bias was well rewarded, it was offset by the Portfolio’s bias toward value stocks. Concerned with an excessive valuation gap and anticipating mounting regulatory pressure on technology firms, we were somewhat pessimistic about the prospects for growth names. But then the work-from-home, play-from-home lockdowns provided a lift to many large-cap technology companies, detracting from Portfolio returns.

Several positioning decisions bolstered the performance of the fixed-income portion of the Portfolio. The most significant was a reallocation away from leveraged loans, which fell sharply along with equities in March, without fully recouping those losses during the spring. Also helpful was active exposure to long-maturity Treasury bonds and taxable municipal bonds.

How did the Portfolio’s allocations change over the course of the reporting period?

Several significant shifts occurred among the Portfolio’s allocations during the reporting period. Among the largest was a move away from acquiring exposure to investment-grade bonds by using a total return swap, investing instead directly in the MainStay VP Indexed Bond Portfolio. Another significant change involved a shift away from MainStay MacKay U.S. Equity Opportunities Fund and MainStay VP MacKay Common Stock Portfolio

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 27 for more information on benchmark and peer group returns.

30	MainStay VP Moderate Growth Allocation Portfolio

into MainStay VP MacKay S&P 500 Index Portfolio. We based this adjustment on our judgment that the Portfolio’s aggregate exposure to active quantitative strategies was larger than might be helpful, and that a pivot to a passive implementation could be beneficial within the prevailing environment.

Several new positions were introduced during the reporting period, including swap exposure to iShares 20+ Year Treasury Bond ETF, a direct position in IQ Candriam ESG International ETF and swap exposure to VanEck Vectors Gold Miners ETF. Likewise, several positions were closed, including IQ Global Resources ETF, MainStay High Yield Municipal Bond Fund, MainStay VP Convertible Portfolio and MainStay VP Unconstrained Bond Portfolio.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from the technology-heavy MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. The MainStay Epoch Capital Growth Fund, a global equity product, also delivered positive returns. The most significant losses were posted by IQ Chaikin U.S. Small Cap ETF, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP MacKay Small Cap Core Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant positive contributions to the Portfolio’s equity returns were MainStay VP Large Cap Growth Portfolio, MainStay VP MacKay S&P 500 Index Portfolio and MainStay VP MacKay Growth Portfolio. (Contributions take weightings and total returns into account.) The greatest detractions came from MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP Epoch U.S. Equity Yield Portfolio and IQ 500 International ETF.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

To combat the economic impact of the growing pandemic, the U.S. Federal Reserve engaged in a battery of extraordinary measures, driving yields down (and prices up) across the maturity spectrum for high-grade bonds. At the same time, solvency concerns resulted in a moderate widening of credit spreads.3 These two dynamics dictated, to a large degree, the winners and losers within fixed-income markets over the past six months. High-grade, long-duration4 bonds with significant sensitivity to interest rates fared very well (the longest maturity Treasury bonds, for example, posted large positive returns), whereas lower credit quality instruments, such as high-yield bonds and bank loans, lagged significantly.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

The Underlying Fixed-Income Portfolios/Funds that made the strongest positive contributions to return included MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio. The most significant detractors were MainStay Short Duration High Yield Fund and MainStay VP Floating Rate Portfolio.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

31

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

Affiliated Investment Companies 96.9%†
Equity Funds 77.1%
IQ 50 Percent Hedged FTSE International ETF (a)	1,861,124	$36,025,963
IQ 500 International ETF (a)	2,661,128	62,959,894
IQ Candriam ESG International Equity ETF (a)	813,402	18,626,743
IQ Candriam ESG U.S. Equity ETF	31,167	817,965
IQ Chaikin U.S. Large Cap ETF (a)	2,573,370	59,789,164
IQ Chaikin U.S. Small Cap ETF (a)	583,166	12,614,697
MainStay Epoch Capital Growth Fund Class I (a)	1,339,232	18,133,204
MainStay Epoch International Choice Fund Class I (a)	2,059,736	68,115,475
MainStay Epoch U.S. All Cap Fund Class R6 (a)	2,344,182	56,822,967
MainStay MacKay International Opportunities Fund Class I (a)	9,348,285	59,361,609
MainStay MAP Equity Fund Class I (a)	2,455,552	95,422,770
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	7,505,035	66,668,729
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	7,900,242	108,841,635
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	939,758	24,169,831
MainStay VP MacKay Growth Portfolio Initial Class (a)	2,270,306	79,094,507
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,499,869	23,313,511
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	6,368,410	75,981,500
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (a)	1,338,506	79,998,910
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	5,156,583	45,394,430
MainStay VP Small Cap Growth Portfolio Initial Class (a)	7,638,690	101,969,641
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	10,198,013	106,337,739
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	3,791,270	108,412,492

Total Equity Funds (Cost $1,364,471,295)		1,308,873,376

Fixed Income Funds 19.8%
IQ S&P High Yield Low Volatility Bond ETF (a)	700,200	16,972,848
MainStay MacKay Infrastructure Bond Fund Class R6 (a)	3,802,496	33,576,037
MainStay MacKay Short Duration High Yield Fund Class I (a)	9,320,167	86,677,552

	Shares	Value

Fixed Income Funds (continued)
MainStay Short Term Bond Class I (a)	1,846,633	$19,703,571
MainStay VP Bond Portfolio Initial Class (a)	2,464,391	37,875,478
MainStay VP Floating Rate Portfolio Initial Class (a)	1,039,689	8,695,230
MainStay VP Indexed Bond Portfolio Initial Class (a)	10,102,254	114,199,924
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,057,570	18,847,748

Total Fixed Income Funds (Cost $336,313,314)		336,548,388

Total Affiliated Investment Companies (Cost $1,700,784,609)		1,645,421,764

Short-Term Investment 3.2%
Affiliated Investment Company 3.2%
MainStay U.S. Government Liquidity Fund, 0.05% (a)(b)	55,031,824	55,031,824

Total Short-Term Investment (Cost $55,031,824)		55,031,824

Total Investments (Cost $1,755,816,433)	100.1%	1,700,453,588
Other Assets, Less Liabilities	(0.1)	(2,391,626)
Net Assets	100.0%	$1,698,061,962

†	Percentages indicated are based on Portfolio net assets.

(a)	As of June 30, 2020, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of June 30, 2020.

32	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC total return swap contracts as of June 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Citigroup	iShares 20+ Year Treasury Bond ETF	1 month LIBOR BBA plus 0.40%	12/01/2020	Monthly	26,712	$—
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.40%	12/01/2020	Monthly	(8,235)	—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/01/2020	Monthly	(8,116)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.36%	12/07/2020	Monthly	41,400	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.01%	12/07/2020	Monthly	(30,617)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA minus 0.181%	12/07/2020	Monthly	(24,980)	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.25%	10/26/2020	Monthly	24,063	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/01/2020	Monthly	9,087	—

1	As of June 30, 2020, cash in the amount of $1,357,819 was pledged from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of June 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,308,873,376	$—	$—	$1,308,873,376
Fixed Income Funds	336,548,388	—	—	336,548,388
Short-Term Investment	55,031,824	—	—	55,031,824

Total Investments in Securities	$1,700,453,588	$—	$—	$1,700,453,588

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,755,816,433)	$1,700,453,588
Cash collateral on deposit at broker for swap contracts	1,357,819
Receivables:
Dividends and Interest	442,337
Portfolio shares sold	46,980
Other assets	9,488

Total assets	1,702,310,212

Liabilities
Due to custodian	626,456
Payables:
Portfolio shares redeemed	1,487,394
Dividends and interest on OTC swaps contracts	1,272,652
Investment securities purchased	440,451
NYLIFE Distributors (See Note 3)	334,343
Shareholder communication	70,633
Professional fees	7,000
Trustees	2,384
Accrued expenses	6,937

Total liabilities	4,248,250

Net assets	$1,698,061,962

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$157,697
Additional paid-in capital	1,727,191,715

1,727,349,412
Total distributable earnings (loss)	(29,287,450)

Net assets	$1,698,061,962

Initial Class
Net assets applicable to outstanding shares	$84,694,992

Shares of beneficial interest outstanding	7,774,806

Net asset value per share outstanding	$10.89

Service Class
Net assets applicable to outstanding shares	$1,613,366,970

Shares of beneficial interest outstanding	149,922,121

Net asset value per share outstanding	$10.76

34	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,406,436
Interest	2,354

Total income	6,408,790

Expenses
Distribution/Service—Service Class (See Note 3)	2,044,880
Shareholder communication	84,656
Professional fees	72,021
Trustees	22,096
Custodian	8,111
Miscellaneous	26,373

Total expenses	2,258,137

Net investment income (loss)	4,150,653

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	(11,708,806)
Swap transactions	(255,064)

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	(11,963,870)

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	(101,309,529)

Net realized and unrealized gain (loss) on investments and swap transactions	(113,273,399)

Net increase (decrease) in net assets resulting from operations	$(109,122,746)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,150,653	$38,255,096
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	(11,963,870)	66,624,041
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(101,309,529)	277,110,351

Net increase (decrease) in net assets resulting from operations	(109,122,746)	381,989,488

Distributions to shareholders:
Initial Class	—	(9,016,002)
Service Class	—	(184,374,621)

Total distributions to shareholders	—	(193,390,623)

Capital share transactions:
Net proceeds from sale of shares	21,387,888	25,257,054
Net asset value of shares issued to shareholders in reinvestment of distributions	—	193,390,623
Cost of shares redeemed	(174,452,715)	(377,103,948)

Increase (decrease) in net assets derived from capital share transactions	(153,064,827)	(158,456,271)

Net increase (decrease) in net assets	(262,187,573)	30,142,594

Net Assets
Beginning of period	1,960,249,535	1,930,106,941

End of period	$1,698,061,962	$1,960,249,535

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.51		$10.57	$12.61	$11.00	$11.08	$12.78

Net investment income (loss) (a)	0.04		0.26	0.21	0.17	0.18	0.17

Net realized and unrealized gain (loss) on investments	(0.66)		1.91	(1.47)	1.86	0.64	(0.49)

Total from investment operations	(0.62)		2.17	(1.26)	2.03	0.82	(0.32)

Less distributions:

From net investment income	—		(0.39)	(0.24)	(0.18)	(0.24)	(0.30)

From net realized gain on investments	—		(0.84)	(0.54)	(0.24)	(0.66)	(1.08)

Total distributions	—		(1.23)	(0.78)	(0.42)	(0.90)	(1.38)

Net asset value at end of period	$10.89		$11.51	$10.57	$12.61	$11.00	$11.08

Total investment return (b)	(5.39	%)(c)	21.42%	(10.73%)	18.62%	7.56%	(2.35%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.73	% ††	2.22%	1.71%	1.43%	1.60%	1.38%

Net expenses (d)	0.03	% ††	0.02%	0.02%	0.02%	0.03%	0.02%

Portfolio turnover rate	16%		41%	44%	31%	33%	34%

Net assets at end of period (in 000’s)	$84,695		$91,615	$80,133	$90,089	$76,025	$68,000

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.38		$10.47	$12.49	$10.90	$10.99	$12.68

Net investment income (loss) (a)	0.02		0.22	0.17	0.14	0.14	0.14

Net realized and unrealized gain (loss) on investments	(0.64)		1.88	(1.44)	1.84	0.64	(0.47)

Total from investment operations	(0.62)		2.10	(1.27)	1.98	0.78	(0.33)

Less distributions:

From net investment income	—		(0.35)	(0.21)	(0.15)	(0.21)	(0.28)

From net realized gain on investments	—		(0.84)	(0.54)	(0.24)	(0.66)	(1.08)

Total distributions	—		(1.19)	(0.75)	(0.39)	(0.87)	(1.36)

Net asset value at end of period	$10.76		$11.38	$10.47	$12.49	$10.90	$10.99

Total investment return (b)	(5.45	%)(c)	21.12%	(10.95%)	18.32%	7.30%	(2.59%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.47	% ††	1.90%	1.42%	1.17%	1.32%	1.13%

Net expenses (d)	0.28	% ††	0.27%	0.27%	0.27%	0.28%	0.27%

Portfolio turnover rate	16%		41%	44%	31%	33%	34%

Net assets at end of period (in 000’s)	$1,613,367		$1,868,634	$1,849,974	$2,263,952	$1,990,699	$1,869,969

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	–7.26%	–0.07%	4.60%	9.47%	0.82%
Service Class Shares	2/13/2006	–7.38	–0.32	4.34	9.20	1.07

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	–3.08%	7.51%	10.73%	13.99%
MSCI EAFE® Index[4]	–11.34	–5.13	2.05	5.73
Growth Allocation Composite Index[5]	–5.18	4.25	8.55	12.04
Morningstar Allocation—85%+ Equity Category Average[6]	–8.39	–1.38	4.85	9.37

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus , as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

38	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$927.40	$0.14	$1,024.71	$0.15	0.03%

Service Class Shares	$1,000.00	$926.20	$1.34	$1,023.47	$1.41	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

39

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 43 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

40	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Growth Allocation Portfolio returned –7.26% for Initial Class shares and –7.38% for Service Class shares. Over the same period, both share classes underperformed the –3.08% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the –11.34% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes underperformed the –5.18% return of the Growth Allocation Composite Index, which is an additional benchmark of the Portfolio, and outperformed the –8.39% return of the Morningstar Allocation—85%+ Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds relative to their respective benchmarks.

During the reporting period, the Portfolio’s asset class policy drove excess returns. Broadly, the Portfolio benefited from a posture that was aggressively risk-off when the market was in decline and less so as the market rebounded in late March, April and May 2020. Conversely, the performance of the Underlying Portfolio/Fund holdings in aggregate with respect to the Portfolio’s desired mix of asset class exposures detracted from relative performance. A few of the vehicles that struggled to achieve their objective include the MainStay Epoch U.S. All Cap Fund, MainStay VP T. Rowe Price Equity Income Portfolio and IQ 500 International ETF.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Total return swaps were used to express most of the Portfolio’s asset class policy views and can be seen as contributing positively to active return. They were also used to curb larger systematic risk observable within the pool of Underlying Portfolios/Funds. In addition, derivatives enhanced the Portfolio’s returns to a small degree by helping rein in exposure to the underperforming value risk factor.

How did you allocate the Portfolio’s assets during the reporting period and why?

Eleven-plus years into an expansion, the U.S. economy entered the reporting period showing signs of strain. That, coupled with what we believed to be rather ambitious valuations, led us to skew the Portfolio away from risk assets. When the SARS-CoV-2 virus arrived, the Portfolio was tilted away from equities, choosing to maintain a cash balance. That posture paid off handsomely as the market declined through late March 2020. We gradually reallocated back into equities, reducing the Portfolio’s underweight exposure, although never quite getting all the way back to neutral. We then reversed course, selling Underlying Funds amid a strongly rallying market through April and May 2020. By June 30, 2020, we had gone round trip, underweight equity on a scale similar to the Portfolio’s position in mid-February 2020.

Within equities, results were mixed. The Portfolio generally tilted in favor of large-cap stocks, reflecting our view that small companies were likely to be more vulnerable to lockdown-induced damage than larger firms with better access to capital markets and stronger balance sheets to fall back upon. While that bias was well rewarded, it was offset by the Portfolio’s bias toward value stocks. Concerned with an excessive valuation gap and anticipating mounting regulatory pressure on technology firms, we were somewhat pessimistic about the prospects for growth names. But then the work-from-home, play-from-home lockdowns provided a lift to many large-cap technology companies, detracting from Portfolio returns.

How did the Portfolio’s allocations change over the course of the reporting period?

Several significant shifts occurred among the Portfolio’s allocations during the reporting period. Among the largest was a move away from MainStay MacKay U.S. Equity Opportunities Fund and MainStay VP MacKay Common Stock Portfolio into MainStay VP MacKay S&P 500 Index Portfolio. We based this adjustment on our judgment that the Portfolio’s aggregate exposure to active quantitative strategies was larger than might be helpful, and that a pivot to a passive implementation could be beneficial within the prevailing environment.

Several new positions were introduced during the reporting period, including IQ Candriam ESG International ETF and swap

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 38 for more information on benchmark and peer group returns.

41

exposure to VanEck Vectors Gold Miners ETF. Likewise, a position in IQ Global Resources ETF was closed.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held during the reporting period, the highest total returns came from the technology-heavy MainStay VP Large Cap Growth Portfolio and MainStay VP MacKay Growth Portfolio. The MainStay Epoch Capital Growth Fund, a global equity product, also delivered positive returns. The most significant losses were posted by IQ Chaikin U.S. Small Cap ETF, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP MacKay Small Cap Core Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant positive contributions to the Portfolio’s returns were MainStay VP Large Cap Growth Portfolio, MainStay VP MacKay S&P 500 Index Portfolio and MainStay VP MacKay Growth Portfolio. (Contributions take weightings and total returns into account.) The greatest detractions came from MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP Epoch U.S. Equity Yield Portfolio and IQ 500 International ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

42	MainStay VP Growth Allocation Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

Affiliated Investment Companies 97.3%†
Equity Funds 97.3%
IQ 50 Percent Hedged FTSE International ETF (a)	1,034,345	$20,021,920
IQ 500 International ETF (a)	2,114,834	50,035,069
IQ Candriam ESG International Equity ETF (a)	419,319	9,602,321
IQ Candriam ESG U.S. Equity ETF (a)	1,042,288	27,354,432
IQ Chaikin U.S. Large Cap ETF (a)	1,588,177	36,899,387
IQ Chaikin U.S. Small Cap ETF	231,055	4,998,043
MainStay Epoch Capital Growth Fund Class I (a)	771,532	10,446,549
MainStay Epoch International Choice Fund Class I (a)	1,484,715	49,099,535
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,445,030	35,027,534
MainStay MacKay International Opportunities Fund Class I (a)	6,090,836	38,676,810
MainStay MAP Equity Fund Class I (a)	1,881,743	73,124,523
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	6,000,078	53,299,890
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	6,175,249	85,076,406
MainStay VP MacKay Common Stock Portfolio Initial Class	700,213	18,008,927
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,743,006	60,724,069
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,936,017	30,092,861
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	4,203,696	50,154,296
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	914,001	54,627,400

	Shares	Value

Equity Funds (continued)
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	3,417,668	$30,086,418
MainStay VP Small Cap Growth Portfolio Initial Class (a)	6,065,824	80,973,288
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	7,841,513	81,765,807
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,917,703	83,432,601

Total Affiliated Investment Companies (Cost $1,034,805,536)		983,528,086

Short-Term Investment 2.7%
Affiliated Investment Company 2.7%
MainStay U.S. Government Liquidity Fund, 0.05% (b)	27,635,983	27,635,983

Total Short-Term Investment (Cost $27,635,983)		27,635,983

Total Investments (Cost $1,062,441,519)	100.0%	1,011,164,069
Other Assets, Less Liabilities	(0.0)‡	(492,906)
Net Assets	100.0%	$1,010,671,163

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of June 30, 2020, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Current yield as of June 30, 2020.

Swap Contracts

Open OTC total return swap contracts as of June 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Citigroup	iShares MSCI EAFE ETF	1 month LIBOR BBA minus 0.40%	12/01/2020	Monthly	(4,898)	$—
Citigroup	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.65%	12/01/2020	Monthly	(4,827)	—
Citigroup	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.359%	12/07/2020	Monthly	23,885	—
Citigroup	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.109%	12/07/2020	Monthly	(16,894)	—
Citigroup	Russell Midcap Total Return Index	1 month LIBOR BBA minus 0.134%	12/07/2020	Monthly	16,830	—
Citigroup	S&P 500 Total Return Index	1 month LIBOR BBA plus 0.18%	10/26/2020	Monthly	8,887	—
Citigroup	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/01/2020	Monthly	5,406	—

1	As of June 30, 2020, cash in the amount of $934,362 was pledged from brokers for OTC swap contracts.

2	Fund pays the floating rate and receives the total return of the reference entity.

3.	Reflects the value at reset date as of June 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$983,528,086	$—	$—	$983,528,086
Short-Term Investment	27,635,983	—	—	27,635,983

Total Investments in Securities	$1,011,164,069	$—	$—	$1,011,164,069

(a)	For a complete listing of investments, see the Portfolio of Investments.

44	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,062,441,519)	$1,011,164,069
Cash collateral on deposit at broker for swap contracts	934,362
Receivables:
Portfolio shares sold	231,759
Dividends and Interest	972
Other assets	4,679

Total assets	1,012,335,841

Liabilities
Payables:
Dividends and interest on OTC swaps contracts	1,018,594
Portfolio shares redeemed	400,063
NYLIFE Distributors (See Note 3)	193,107
Shareholder communication	33,416
Professional fees	11,637
Custodian	2,646
Trustees	1,333
Accrued expenses	3,882

Total liabilities	1,664,678

Net assets	$1,010,671,163

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$93,436
Additional paid-in capital	1,022,090,026

1,022,183,462
Total distributable earnings (loss)	(11,512,299)

Net assets	$1,010,671,163

Initial Class
Net assets applicable to outstanding shares	$76,364,405

Shares of beneficial interest outstanding	6,980,457

Net asset value per share outstanding	$10.94

Service Class
Net assets applicable to outstanding shares	$934,306,758

Shares of beneficial interest outstanding	86,455,438

Net asset value per share outstanding	$10.81

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,600,859
Interest	9,263

Total income	1,610,122

Expenses
Distribution/Service—Service Class (See Note 3)	1,142,080
Professional fees	49,234
Shareholder communication	45,302
Trustees	12,424
Custodian	7,507
Miscellaneous	15,021

Total expenses	1,271,568

Net investment income (loss)	338,554

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Affiliated investment company transactions	3,637,409
Swap transactions	5,086,525

Net realized gain (loss) on investments from affiliated investment companies and swap transactions	8,723,934

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contacts	(85,525,104)

Net realized and unrealized gain (loss) on investments and swap transactions	(76,801,170)

Net increase (decrease) in net assets resulting from operations	$(76,462,616)

46	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$338,554	$16,375,733
Net realized gain (loss) on investments and investments from affiliated investment companies and swap transactions	8,723,934	56,437,075
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies and swap contracts	(85,525,104)	160,475,543

Net increase (decrease) in net assets resulting from operations	(76,462,616)	233,288,351

Distributions to shareholders:
Initial Class	—	(7,410,845)
Service Class	—	(93,386,237)

Total distributions to shareholders	—	(100,797,082)

Capital share transactions:
Net proceeds from sale of shares	39,747,850	22,560,505
Net asset value of shares issued to shareholders in reinvestment of distributions	—	100,797,082
Cost of shares redeemed	(69,570,588)	(134,448,635)

Increase (decrease) in net assets derived from capital share transactions	(29,822,738)	(11,091,048)

Net increase (decrease) in net assets	(106,285,354)	121,400,221

Net Assets
Beginning of period	1,116,956,517	995,556,296

End of period	$1,010,671,163	$1,116,956,517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.80		$10.50	$12.65	$10.60	$10.63	$12.12

Net investment income (loss) (a)	0.02		0.21	0.18	0.12	0.12	0.10

Net realized and unrealized gain (loss) on investments	(0.88)		2.25	(1.67)	2.26	0.68	(0.49)

Total from investment operations	(0.86)		2.46	(1.49)	2.38	0.80	(0.39)

Less distributions:

From net investment income	—		(0.36)	(0.19)	(0.12)	(0.17)	(0.22)

From net realized gain on investments	—		(0.80)	(0.47)	(0.21)	(0.66)	(0.88)

Total distributions	—		(1.16)	(0.66)	(0.33)	(0.83)	(1.10)

Net asset value at end of period	$10.94		$11.80	$10.50	$12.65	$10.60	$10.63

Total investment return (b)	(7.29	%)(c)	24.58%	(12.78%)	22.67%	7.59%	(3.13%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.28	% ††	1.80%	1.42%	1.05%	1.19%	0.85%

Net expenses (d)	0.03	% ††	0.03%	0.02%	0.02%	0.03%	0.03%

Portfolio turnover rate	11%		38%	28%	26%	21%	29%

Net assets at end of period (in 000’s)	$76,364		$83,143	$66,326	$76,504	$60,070	$51,447

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$11.67		$10.39	$12.53	$10.51	$10.55	$12.05

Net investment income (loss) (a)	0.00		0.17	0.14	0.09	0.10	0.08

Net realized and unrealized gain (loss) on investments	(0.86)		2.24	(1.65)	2.24	0.66	(0.50)

Total from investment operations	(0.86)		2.41	(1.51)	2.33	0.76	(0.42)

Less distributions:

From net investment income	—		(0.33)	(0.16)	(0.10)	(0.14)	(0.20)

From net realized gain on investments	—		(0.80)	(0.47)	(0.21)	(0.66)	(0.88)

Total distributions	—		(1.13)	(0.63)	(0.31)	(0.80)	(1.08)

Net asset value at end of period	$10.81		$11.67	$10.39	$12.53	$10.51	$10.55

Total investment return (b)	(7.37	%)(c)	24.27%	(12.99%)	22.36%	7.32%	(3.37%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03	% ††	1.49%	1.16%	0.81%	0.95%	0.65%

Net expenses (d)	0.28	% ††	0.28%	0.27%	0.27%	0.28%	0.28%

Portfolio turnover rate	11%		38%	28%	26%	21%	29%

Net assets at end of period (in 000’s)	$934,307		$1,033,813	$929,230	$1,074,280	$829,780	$684,824

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

Each Allocation Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each Allocation Portfolio is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds”, that seeks to achieve its investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or

49

Notes to Financial Statements (Unaudited) (continued)

liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of June 30, 2020, is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or broker selected by the Underlying Portfolio’s/Fund’s manager.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.

The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate

50	MainStay VP Allocation Portfolios

classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.

Additionally, the Allocation Portfolios may invest in shares of ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in each Allocation Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio. As of June 30, 2020, the Allocation Portfolios did not hold any repurchase agreements.

(H)  LIBOR Replacement Risk.  The Allocation Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(I)  Swap Contracts.  The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios’ current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be

51

Notes to Financial Statements (Unaudited) (continued)

generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios’ exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2020, all swap positions are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios’ return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios’ risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios’ current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios’ borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial. As of June 30, 2020, open swap agreements are shown in the Portfolio of Investments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Allocation Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios’ financial positions, performance and cash flows. The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios’ holdings. These derivatives are not accounted for as hedging instruments.

52	MainStay VP Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$1,370,298	$1,370,298

Total Realized Gain (Loss)		$1,370,298	$1,370,298

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$44,797,409	$44,797,409
Swap Contracts Short	$(25,947,050)	$(25,947,050)

MainStay VP Moderate Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$1,555,885	$1,555,885

Total Realized Gain (Loss)		$1,555,885	$1,555,885

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$65,897,896	$65,897,896
Swap Contracts Short	$(40,061,661)	$(40,061,661)

MainStay VP Moderate Growth Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$(255,064)	$(255,064)

Total Realized Gain (Loss)		$(255,064)	$(255,064)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$109,358,704	$109,358,704
Swap Contracts Short	$(70,845,984)	$(70,845,984)

MainStay VP Growth Allocation Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$5,086,525	$5,086,525

Total Realized Gain (Loss)		$5,086,525	$5,086,525

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$36,239,583	$36,239,583
Swap Contracts Short	$(34,297,929)	$(34,297,929)

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios,

53

Notes to Financial Statements (Unaudited) (continued)

maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$14,890	$14	$(29)	$0	(a)	$(1,618)	$13,257	$170	$—	685
IQ 500 International ETF	16,651	12	(980)	(55)		(2,716)	12,912	190	—	546
IQ Candriam ESG International Equity ETF	—	6,457	—	—		693	7,150	33	—	312
IQ Candriam ESG U.S. Equity ETF	—	1,141	—	—		(20)	1,121	2	—	43
IQ Chaikin U.S. Large Cap ETF	10,591	458	(66)	4		(1,283)	9,704	105	—	418
IQ Chaikin U.S. Small Cap ETF	4,988	—	(2,594)	(16)		(490)	1,888	7	—	87
IQ S&P High Yield Low Volatility Bond ETF	4,876	6,770	(4,654)	(191)		(181)	6,620	28	—	273
MainStay Epoch Capital Growth Fund Class I	7,986	—	(6,226)	1,467		(1,093)	2,134	—	—	158
MainStay Epoch International Choice Fund Class I	11,434	—	(1,627)	(39)		(1,054)	8,714	—	—	264
MainStay Epoch U.S. All Cap Fund Class R6	14,049	242	(2,299)	472		(1,762)	10,702	—	—	442
MainStay MacKay High Yield Municipal Bond Fund Class R6	12,373	80	(12,320)	311		(444)	—	84	—	—
MainStay MacKay Infrastructure Bond Fund Class R6	17,952	178	(7,141)	266		356	11,611	166	—	1,315
MainStay MacKay International Opportunities Fund Class I	8,552	276	(27)	(14)		(1,228)	7,559	—	—	1,190
MainStay MacKay Short Duration High Yield Fund Class I	67,801	3,395	(18,222)	(534)		(3,223)	49,217	1,303	—	5,292
MainStay MacKay U.S. Equity Opportunities Fund Class I	8,281	—	(8,029)	(790)		538	—	—	—	—
MainStay MAP Equity Fund Class I	22,230	1,784	(4,955)	46		(1,514)	17,591	—	—	453
MainStay Short Term Bond Class I	7,289	76	(5)	(0	)(a)	28	7,388	67	—	692
MainStay U.S. Government Liquidity Fund	26,803	96,976	(92,467)	—		—	31,312	83	—	31,312
MainStay VP Bond Portfolio Initial Class	45,853	2,480	(6,226)	480		1,773	44,360	—	—	2,886
MainStay VP Emerging Markets Equity Portfolio Initial Class	15,305	—	(3,043)	(250)		(565)	11,447	—	—	1,289
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	21,036	2,037	(608)	5		(3,349)	19,121	—	—	1,388
MainStay VP Floating Rate Portfolio Initial Class	29,458	2,246	(9,748)	(1,213)		(1,031)	19,712	518	—	2,357
MainStay VP Indexed Bond Portfolio Initial Class	228,724	30,772	(21,269)	2,074		12,714	253,015	—	—	22,382
MainStay VP MacKay Common Stock Portfolio Initial Class	10,301	976	(6,015)	(737)		212	4,737	—	—	184

54	MainStay VP Allocation Portfolios

MainStay VP Conservative Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP MacKay Convertible Portfolio Initial Class	$8,346	$23	$(7,958)	$54	$(465)	$—	$23	$—	—
MainStay VP MacKay Growth Portfolio Initial Class	16,611	1,570	(4,404)	1,059	708	15,544	—	—	446
MainStay VP MacKay International Equity Portfolio Initial Class	4,718	333	—	—	(209)	4,842	—	—	311
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	16,287	2	(4,145)	407	(1,820)	10,731	—	—	899
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	3,176	23,928	(7,666)	231	2,861	22,530	—	—	377
MainStay VP MacKay Small Cap Core Portfolio Initial Class	8,920	4	(2,133)	(406)	(775)	5,610	—	—	637
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	4,676	24	(4,569)	(92)	(39)	—	24	—	—
MainStay VP PIMCO Real Return Portfolio Initial Class	7,669	—	(326)	3	455	7,801	—	—	852
MainStay VP Small Cap Growth Portfolio Initial Class (b)	10,042	4,983	(101)	12	(93)	14,843	—	—	1,112
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	22,894	4,801	(5,611)	(995)	(2,908)	18,181	—	—	1,744
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	21,592	1,128	(4,014)	984	2,011	21,701	—	—	759

	$732,354	$193,166	$(249,477)	$2,543	$(5,531)	$673,055	$2,803

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$23,862	$19	$(45)	$(1)	$(2,592)	$21,243	$272	$—	1,097
IQ 500 International ETF	31,097	78	—	—	(5,298)	25,877	380	—	1,094
IQ Candriam ESG International Equity ETF	—	14,596	—	—	1,749	16,345	76	—	714
IQ Candriam ESG U.S. Equity ETF	—	2,036	—	—	167	2,203	4	—	84
IQ Chaikin U.S. Large Cap ETF	31,904	1,080	(158)	9	(3,994)	28,841	311	—	1,241
IQ Chaikin U.S. Small Cap ETF	10,697	—	(5,358)	(244)	(876)	4,219	16	—	195
IQ S&P High Yield Low Volatility Bond ETF	4,538	10,514	(4,234)	(304)	(234)	10,280	31	—	424
MainStay Epoch Capital Growth Fund Class I	12,322	—	(5,143)	1,248	(726)	7,701	—	—	569
MainStay Epoch International Choice Fund Class I	39,810	—	(8,682)	1,096	(4,666)	27,558	—	—	833
MainStay Epoch U.S. All Cap Fund Class R6	40,224	617	(3,865)	40	(4,166)	32,850	—	—	1,355
MainStay MacKay High Yield Municipal Bond Fund Class R6	18,614	134	(18,369)	278	(657)	—	143	—	—
MainStay MacKay Infrastructure Bond Fund Class R6	28,241	706	(10,985)	408	566	18,936	268	—	2,145
MainStay MacKay International Opportunities Fund Class I	27,640	32	(46)	(20)	(3,874)	23,732	—	—	3,737

55

Notes to Financial Statements (Unaudited) (continued)

MainStay VP Moderate Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay Short Duration High Yield Fund Class I	$82,707	$1,514	$(26,390)	$(587)	$(3,736)	$53,508	$1,515	$—	5,754
MainStay MacKay U.S. Equity Opportunities Fund Class I	21,795	—	(20,605)	(2,723)	1,533	—	—	—	—
MainStay MAP Equity Fund Class I	53,923	3,312	(6,607)	5	(3,559)	47,074	—	—	1,211
MainStay Short Term Bond Class I	11,429	168	(32)	(1)	45	11,609	105	—	1,088
MainStay U.S. Government Liquidity Fund	46,852	128,941	(136,501)	—	—	39,292	131	—	39,292
MainStay VP Bond Portfolio Initial Class	75,822	—	(11,469)	15	3,614	67,982	—	—	4,423
MainStay VP Emerging Markets Equity Portfolio Initial Class	43,154	—	(10,509)	(475)	(2,475)	29,695	—	—	3,343
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	50,383	8	(142)	15	(7,319)	42,945	—	—	3,117
MainStay VP Floating Rate Portfolio Initial Class	17,319	278	(10,891)	(1,133)	(301)	5,272	278	—	630
MainStay VP Indexed Bond Portfolio Initial Class	164,486	81,789	(21,561)	1,872	9,927	236,513	—	—	20,922
MainStay VP MacKay Common Stock Portfolio Initial Class	29,337	1,206	(15,626)	(1,791)	(208)	12,918	—	—	502
MainStay VP MacKay Convertible Portfolio Initial Class	16,222	45	(15,474)	137	(930)	—	45	—	—
MainStay VP MacKay Growth Portfolio Initial Class	48,632	2,231	(13,748)	1,991	1,356	40,462	—	—	1,161
MainStay VP MacKay International Equity Portfolio Initial Class	6,450	2,002	—	—	(348)	8,104	—	—	521
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	34,677	—	(4,878)	270	(3,802)	26,267	—	—	2,202
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	4,126	40,447	(213)	32	6,866	51,258	—	—	858
MainStay VP MacKay Small Cap Core Portfolio Initial Class	14,919	8	(968)	(306)	(2,117)	11,536	—	—	1,310
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	9,622	48	(9,405)	(186)	(79)	—	48	—	—
MainStay VP PIMCO Real Return Portfolio Initial Class	11,400	63	(457)	5	681	11,692	—	—	1,276
MainStay VP Small Cap Growth Portfolio Initial Class (b)	16,945	4,303	—	—	(40)	21,208	—	—	1,589
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	57,471	4,450	(5,947)	(1,438)	(7,923)	46,613	—	—	4,470
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	60,519	16	(10,982)	3,309	3,482	56,344	—	—	1,970

	$1,147,139	$300,641	$(379,290)	$1,521	$(29,934)	$1,040,077	$3,623

56	MainStay VP Allocation Portfolios

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$40,494	$—	$(64)	$(4)	$(4,400)	$36,026	$461	$—	1,861
IQ 500 International ETF	76,074	35	(214)	(12)	(12,923)	62,960	925	—	2,661
IQ Candriam ESG International Equity ETF	—	16,385	—	—	2,241	18,626	87	—	813
IQ Candriam ESG U.S. Equity ETF	—	822	—	—	(4)	818	1	—	31
IQ Chaikin U.S. Large Cap ETF	79,542	—	(10,112)	1,254	(10,895)	59,789	647	—	2,573
IQ Chaikin U.S. Small Cap ETF	26,623	10	(10,732)	(440)	(2,846)	12,615	47	—	583
IQ S&P High Yield Low Volatility Bond ETF	2,221	17,358	(2,072)	(138)	(396)	16,973	15	—	700
MainStay Epoch Capital Growth Fund Class I	21,489	—	(4,201)	1,032	(187)	18,133	—	—	1,339
MainStay Epoch International Choice Fund Class I	91,445	—	(15,059)	637	(8,908)	68,115	—	—	2,060
MainStay Epoch U.S. All Cap Fund Class R6	85,722	—	(21,559)	2,863	(10,203)	56,823	—	—	2,344
MainStay MacKay High Yield Municipal Bond Fund Class R6	31,588	304	(30,532)	(305)	(1,055)	—	311	—	—
MainStay MacKay Infrastructure Bond Fund Class R6	49,549	469	(18,105)	673	990	33,576	469	—	3,802
MainStay MacKay International Opportunities Fund Class I	69,135	27	(68)	(26)	(9,706)	59,362	—	—	9,348
MainStay MacKay Short Duration High Yield Fund Class I	134,459	2,475	(43,243)	(721)	(6,292)	86,678	2,458	—	9,320
MainStay MacKay U.S. Equity Opportunities Fund Class I	38,699	—	(36,885)	(4,740)	2,926	—	—	—	—
MainStay MAP Equity Fund Class I	104,749	7,970	(11,062)	(1,487)	(4,747)	95,423	—	—	2,456
MainStay Short Term Bond Class I	19,464	195	(31)	(1)	76	19,703	179	—	1,847
MainStay U.S. Government Liquidity Fund	44,601	219,873	(209,442)	—	—	55,032	184	—	55,032
MainStay VP Bond Portfolio Initial Class	36,345	23	(476)	25	1,958	37,875	—	—	2,464
MainStay VP Emerging Markets Equity Portfolio Initial Class	92,629	—	(19,218)	(1,204)	(5,538)	66,669	—	—	7,505
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	127,750	12	(387)	13	(18,546)	108,842	—	—	7,900
MainStay VP Floating Rate Portfolio Initial Class	29,498	473	(18,809)	(1,883)	(584)	8,695	473	—	1,040
MainStay VP Indexed Bond Portfolio Initial Class	27,165	118,468	(33,491)	555	1,503	114,200	—	—	10,102
MainStay VP MacKay Common Stock Portfolio Initial Class	52,487	2,069	(26,889)	(8,650)	5,153	24,170	—	—	940
MainStay VP MacKay Convertible Portfolio Initial Class	26,977	75	(25,720)	192	(1,524)	—	75	—	—
MainStay VP MacKay Growth Portfolio Initial Class	99,198	47	(24,480)	2,895	1,435	79,095	—	—	2,270
MainStay VP MacKay International Equity Portfolio Initial Class	24,059	253	—	—	(999)	23,313	—	—	1,500
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	100,018	—	(13,800)	(858)	(9,378)	75,982	—	—	6,368
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	5,182	64,112	(66)	10	10,761	79,999	—	—	1,339
MainStay VP MacKay Small Cap Core Portfolio Initial Class	54,887	32	—	—	(9,525)	45,394	—	—	5,157

57

Notes to Financial Statements (Unaudited) (continued)

MainStay VP Moderate Growth Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	$13,884	$74	$(13,545)	$(330)	$(83)	$—	$74	$—	—
MainStay VP PIMCO Real Return Portfolio Initial Class	19,351	17	(1,672)	154	998	18,848	—	—	2,058
MainStay VP Small Cap Growth Portfolio Initial Class (b)	78,193	24,458	(386)	(19)	(276)	101,970	—	—	7,639
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	142,275	10,070	(21,609)	(6,686)	(17,712)	106,338	—	—	10,198
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	113,686	11	(18,153)	5,492	7,376	108,412	—	—	3,791

	$1,959,438	$486,117	$(632,082)	$(11,709)	$(101,310)	$1,700,454	$6,406

MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$22,445	$35	$(19)	$1	$(2,440)	$20,022	$256	$—	1,034
IQ 500 International ETF	60,441	—	(132)	(6)	(10,268)	50,035	734	—	2,115
IQ Candriam ESG International Equity ETF	—	8,563	—	—	1,039	9,602	45	—	419
IQ Candriam ESG U.S. Equity ETF	—	26,318	—	—	1,036	27,354	47	—	1,042
IQ Chaikin U.S. Large Cap ETF	59,605	—	(16,833)	1,067	(6,940)	36,899	398	—	1,588
IQ Chaikin U.S. Small Cap ETF	6,669	28	(390)	(1)	(1,308)	4,998	19	—	231
MainStay Epoch Capital Growth Fund Class I	11,231	—	(1,199)	284	131	10,447	—	—	772
MainStay Epoch International Choice Fund Class I	59,575	—	(5,005)	608	(6,078)	49,100	—	—	1,485
MainStay Epoch U.S. All Cap Fund Class R6	50,284	27	(10,756)	1,411	(5,938)	35,028	—	—	1,445
MainStay MacKay International Opportunities Fund Class I	44,812	278	(65)	(21)	(6,327)	38,677	—	—	6,091
MainStay MacKay U.S. Equity Opportunities Fund Class I	14,771	—	(14,061)	(948)	238	—	—	—	—
MainStay MAP Equity Fund Class I	81,930	8	(1,222)	(138)	(7,453)	73,125	—	—	1,882
MainStay U.S. Government Liquidity Fund	31,130	79,894	(83,388)	—	—	27,636	102	—	27,636
MainStay VP Emerging Markets Equity Portfolio Initial Class	61,663	—	(4,175)	246	(4,434)	53,300	—	—	6,000
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	100,011	21	(451)	4	(14,509)	85,076	—	—	6,175
MainStay VP MacKay Common Stock Portfolio Initial Class	45,944	—	(23,866)	(5,766)	1,697	18,009	—	—	700
MainStay VP MacKay Growth Portfolio Initial Class	81,723	—	(24,172)	2,714	459	60,724	—	—	1,743
MainStay VP MacKay International Equity Portfolio Initial Class	30,522	869	—	—	(1,298)	30,093	—	—	1,936
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	57,749	—	(725)	30	(6,900)	50,154	—	—	4,204
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	778	50,195	(22)	3	3,673	54,627	—	—	914

58	MainStay VP Allocation Portfolios

MainStay VP Growth Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP MacKay Small Cap Core Portfolio Initial Class	$36,340	$51	$—	$—	$(6,305)	$30,086	$—	$—	3,418
MainStay VP Small Cap Growth Portfolio Initial Class (b)	72,528	9,267	(790)	50	(82)	80,973	—	—	6,066
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	97,391	6,767	(2,626)	(689)	(19,077)	81,766	—	—	7,842
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (c)	89,209	—	(16,123)	4,788	5,559	83,433	—	—	2,918

	$1,116,751	$182,321	$(206,020)	$3,637	$(85,525)	$1,011,164	$1,601

(a)	Less than $500.

(b)	Prior to May 1, 2020, known as MainStay VP Eagle Small Cap Growth Portfolio Initial Class.

(c)	Prior to May 1, 2020, known as MainStay VP Large Cap Growth Portfolio Initial Class.

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$652,966,511	$43,114,102	$(23,025,738)	$20,088,364

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,036,431,576	$53,853,191	$(50,207,782)	$3,645,409

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,772,405,420	$60,876,623	$(132,828,455)	$(71,951,832)

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,071,302,859	$28,825,919	$(88,964,709)	$(60,138,790)

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2019
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay VP Conservative Allocation Portfolio	$18,556,369	$19,111,788	$37,668,157
MainStay VP Moderate Allocation Portfolio	34,229,729	45,425,876	79,655,605
MainStay VP Moderate Growth Allocation Portfolio	59,390,777	133,999,846	193,390,623
MainStay VP Growth Allocation Portfolio	29,324,488	71,472,594	100,797,082

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by the Allocation Portfolio and the number of certain transactions incurred by the Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

59

Notes to Financial Statements (Unaudited) (continued)

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Allocation Portfolios under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities were as follows:

Portfolio	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$96,190	$157,010
MainStay VP Moderate Allocation Portfolio	171,701	242,790
MainStay VP Moderate Growth Allocation Portfolio	266,245	422,642
MainStay VP Growth Allocation Portfolio	102,428	122,632

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	57,023	$644,235
Shares redeemed	(161,177)	(1,820,668)

Net increase (decrease)	(104,154)	$(1,176,433)

Year ended December 31, 2019:
Shares sold	267,485	$3,102,561
Shares issued to shareholders in reinvestment of distributions	69,931	787,124
Shares redeemed	(298,563)	(3,469,016)

Net increase (decrease)	38,853	$420,669

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	3,622,411	$40,619,133
Shares redeemed	(9,076,534)	(100,038,700)

Net increase (decrease)	(5,454,123)	$(59,419,567)

Year ended December 31, 2019:
Shares sold	4,908,894	$56,310,330
Shares issued to shareholders in reinvestment of distributions	3,310,551	36,881,033
Shares redeemed	(13,400,462)	(153,432,421)

Net increase (decrease)	(5,181,017)	$(60,241,058)

MainStay VP Moderate Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	73,896	$804,659
Shares redeemed	(261,846)	(2,777,326)

Net increase (decrease)	(187,950)	$(1,972,667)

Year ended December 31, 2019:
Shares sold	225,312	$2,561,447
Shares issued to shareholders in reinvestment of distributions	294,356	3,140,712
Shares redeemed	(700,429)	(7,859,416)

Net increase (decrease)	(180,761)	$(2,157,257)

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	2,282,588	$24,585,148
Shares redeemed	(9,975,814)	(105,240,090)

Net increase (decrease)	(7,693,226)	$(80,654,942)

Year ended December 31, 2019:
Shares sold	3,472,000	$38,639,495
Shares issued to shareholders in reinvestment of distributions	7,232,928	76,514,893
Shares redeemed	(20,271,727)	(225,752,175)

Net increase (decrease)	(9,566,799)	$(110,597,787)

60	MainStay VP Allocation Portfolios

MainStay VP Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	173,467	$1,815,402
Shares redeemed	(359,385)	(3,829,042)

Net increase (decrease)	(185,918)	$(2,013,640)

Year ended December 31, 2019:
Shares sold	270,206	$3,127,939
Shares issued to shareholders in reinvestment of distributions	848,898	9,016,002
Shares redeemed	(736,268)	(8,538,185)

Net increase (decrease)	382,836	$3,605,756

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	1,964,964	$19,572,486
Shares redeemed	(16,203,450)	(170,623,673)

Net increase (decrease)	(14,238,486)	$(151,051,187)

Year ended December 31, 2019:
Shares sold	1,940,966	$22,129,115
Shares issued to shareholders in reinvestment of distributions	17,540,354	184,374,621
Shares redeemed	(32,094,034)	(368,565,763)

Net increase (decrease)	(12,612,714)	$(162,062,027)

MainStay VP Growth Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	292,305	$2,961,151
Shares redeemed	(359,949)	(3,865,663)

Net increase (decrease)	(67,644)	$(904,512)

Year ended December 31, 2019:
Shares sold	475,253	$5,543,456
Shares issued to shareholders in reinvestment of distributions	692,897	7,410,845
Shares redeemed	(439,853)	(5,103,481)

Net increase (decrease)	728,297	$7,850,820

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	3,918,999	$36,786,699
Shares redeemed	(6,068,033)	(65,704,925)

Net increase (decrease)	(2,149,034)	$(28,918,226)

Year ended December 31, 2019:
Shares sold	1,484,664	$17,017,049
Shares issued to shareholders in reinvestment of distributions	8,822,439	93,386,237
Shares redeemed	(11,151,394)	(129,345,154)

Net increase (decrease)	(844,291)	$(18,941,868)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

61

Discussion of the Operation and Effectiveness of the Portfolios’

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolios have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolios’ liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments and (iii) the Portfolios’ investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolios’ liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio’s portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator’s liquidity classification determinations are made by taking into account the Portfolios’ reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolios’ investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

62	MainStay VP Allocation Portfolios

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. Each Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. Each Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

63

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation,

51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781600	MSVPAA10-08/20 (NYLIAC) NI507

MainStay VP Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	5.50%	8.01%	4.23%	3.82%	0.54%
Service Class Shares	6/4/2003	5.37	7.74	3.97	3.56	0.79

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[3]	6.14%	8.74%	4.30%	3.82%
Morningstar Intermediate Core Bond Category Average[4]	5.56	7.89	3.90	3.66

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Core Bond is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,055.00	$2.71	$1,022.23	$2.66	0.53%

Service Class Shares	$1,000.00	$1,053.70	$3.98	$1,020.98	$3.92	0.78%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Issuers Held as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–7.50%, due 1/1/21–5/1/50

2.	United States Treasury Notes, 0.125%–1.75%, due 6/30/22–5/15/30

3.	United States Treasury Bonds, 2.00%–4.25%, due 5/15/39–2/15/50

4.	Federal Home Loan Bank, 2.50%–3.25%, due 9/13/24–11/16/28

5.	Federal Farm Credit Bank, 0.71%–2.44%, due 6/17/24–7/1/30
6.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–6.50%, due 7/1/21–5/1/50

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–4.50%, due 6/15/39–12/1/49

8.	Federal National Mortgage Association, 0.50%–6.25%, due 7/2/24–5/15/29

9.	Mizuho Financial Group, Inc., 0.99%–1.163%, due 9/13/23–5/25/24

10.	Seasoned Credit Risk Transfer Trust, 3.50%–4.50%, due 6/25/57–2/25/59

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Bond Portfolio returned 5.50% for Initial Class shares and 5.37% for Service Class shares. Over the same period, both share classes underperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s broad-based securities-market index, and the 5.56% return of the Morningstar Intermediate Core Bond Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

During the reporting period, the Portfolio’s performance was materially impacted by the coronavirus pandemic. During the month of March, option-adjusted spreads2 on risk assets moved sharply wider as the virus spread throughout the United States, undermining the relative performance of the Portfolio’s overweight positions in corporates, commercial mortgage-backed securities and mortgage-backed securities compared to matched-duration U.S. Treasury bonds. The Portfolio’s overweight position in asset-backed securities also detracted from performance during the reporting period.

From a liquidity perspective, the first three months of the reporting period proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads and a more difficult environment in which to transact. While the U.S. Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

What factors affected the Portfolio’s relative performance during the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio held overweight positions in the corporate, asset-backed securities, commercial mortgage-backed securities and U.S. government agency sectors throughout the reporting period. During the same period, the Portfolio held relatively underweight exposure in mortgage-backed securities and in the sovereign subsector.

Corporate sector holdings made the strongest contributions to the Portfolio’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) Within the corporate sector, the Portfolio’s allocation to industrials, most specifically the transportation subsector, was most accretive to returns. Within the non-corporate sector, the Portfolio’s underweight positioning relative to the benchmark in the sovereign subsector also enhanced relative performance. Conversely, the Portfolio’s overweight position in commercial mortgage-backed securities, specifically the AAA non-agency sub-component, detracted most from performance compared to the benchmark. Also, the Portfolio’s allocation to collateralized loan obligations and to the fixed-rate subsector within the asset-backed securities sector detracted from relative performance.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration of the Portfolio in line with our target. The interest rate derivatives had a positive impact on performance during the reporting period.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. During the first half of the reporting period, the Portfolio initiated a short duration position relative to its benchmark, which had a negative impact on performance. During the second half of the reporting period, the Portfolio initiated a long duration position relative to its benchmark, a strategy that proved accretive to performance. Overall, the Portfolio’s duration strategy during the reporting period detracted from performance relative to its benchmark. As of June 30, 2020, both the Portfolio and the Bloomberg Barclays U.S. Aggregate Bond Index had durations of approximately 6.00 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

As mentioned above, the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities, asset-backed securities and U.S. government agencies. Toward the middle of the reporting period, option-adjusted

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Bond Portfolio

spreads on corporate bonds moved markedly higher as the coronavirus pandemic intensified. In response to the increase in valuation, we increased the Portfolio’s exposure to the corporate sector, a decision that bolstered performance. Toward the end of the reporting period, coronavirus cases began to once again spike after a short period of relative tranquility. In response to the pick-up in volatility, we decreased the Portfolio’s allocation to the corporate bond sector, detracting slightly from performance. During the first half of the reporting period, we increased the Portfolio’s allocation to U.S. government callable agency securities. Spreads on U.S. government callable agency securities moved wider, creating an attractive opportunity to add to the Portfolio’s overweight within the sector. This decision was slightly accretive to performance.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The corporate sector was the strongest positive contributor to the Portfolio’s absolute performance during the reporting period. Within the corporate sector, positioning in the financials, industrials and utilities subsectors made the largest positive contributions to the Portfolio’s absolute performance. Overweight positions in bonds from United Parcel Service, Bank of America, CVS Health and Morgan Stanley all enhanced absolute returns. Positioning among the U.S. Treasury, U.S. government agencies and mortgage-backed securities sectors were also accretive to absolute performance during the reporting period.

During the same period, the commercial mortgage-backed securities sector was the weakest contributor to the Portfolio’s absolute performance. Within the commercial mortgage-backed securities sector, positioning among credits rated AA and AAA proved particularly weak.4 The Portfolio’s allocation to asset-backed securities was also a relatively weak contributor to absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio generally sought to purchase corporate bonds during the periods of market weakness. As the market stabilized, the Portfolio sold corporate bonds to reduce its overweight in the sector relative to the Bloomberg Barclays U.S. Aggregate Bond Index. During the reporting period, the largest purchases by issuer were positions in Mizuho Financial Group, Carrier Global, and Boeing. The largest sales were positions in HSBC Holdings, Occidental Petroleum Corporation, and Entergy Corporation.

How did the Portfolio’s sector weightings change during the reporting period?

We reduced the Portfolio’s allocation to commercial mortgage-backed securities by approximately 250 basis points during the first six months of 2020, primarily at the beginning of March and in the second half of April. (A basis point is one one-hundredth of a percentage point.) This shift reflected our cautious attitude regarding commercial real estate fundamentals; in each instance in which exposure was reduced we saw more attractive opportunities to allocate capital in investment-grade credit. We also reduced the Portfolio’s allocation to asset-backed securities by approximately 250 basis points during the same period, primarily in the first quarter of 2020, selling shorter-duration, higher-quality, low-yielding securities to purchase investment-grade credit.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds. Within the corporate sector, the Portfolio was overweight in financials, industrials and utilities. The Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. The largest overweight allocation among spread assets was within the asset-backed securities sector.

As of the same date, the Portfolio held relatively underweight exposure to the non-corporate sector, most notably the supranational and sovereign subsectors. In addition, the Portfolio maintained an underweight position in the mortgage-backed securities sector.

As of June 30, 2020, the Portfolio maintained a duration that was equal to the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

4.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.2%† Asset-Backed Securities 13.7%
Automobile Asset-Backed Securities 0.4%
Toyota Auto Loan Extended Note Trust Series 2020-1A, Class A 1.35%, due 5/25/33 (a)	$3,250,000	$3,298,707

Home Equity 0.1%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	74,787	76,134
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	932,981	394,931

		471,065

Other Asset-Backed Securities 13.2%
AIMCO CLO Series 2015-AA, Class BR 2.519% (3 Month LIBOR + 1.30%), due 1/15/28 (a)(c)	2,000,000	1,932,884
Apidos CLO XXV Series 2016-25A, Class A1R 2.305% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(c)	1,300,000	1,275,652
Apidos CLO XXXII Series 2019-32A, Class A1 3.003% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(c)	2,200,000	2,159,082
Ares CLO, Ltd. Series 2015-38A, Class BR 2.535% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(c)	1,500,000	1,428,071
Ares XLI CLO, Ltd. Series 2016-41A, Class AR 2.419% (3 Month LIBOR + 1.20%), due 1/15/29 (a)(c)	2,500,000	2,469,027
Ares XXXIV CLO, Ltd. Series 2015-2A, Class AR2 2.026% (3 Month LIBOR + 1.25%), due 4/17/33 (a)(c)	2,000,000	1,947,900
Bain Capital Credit CLO, Ltd. (a)(c)
Series 2016-2A, Class AR 2.359% (3 Month LIBOR + 1.14%), due 1/15/29	1,600,000	1,585,214
Series 2017-IA, Class A1 2.385% (3 Month LIBOR + 1.25%), due 7/20/30	2,750,000	2,708,120
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1RR 2.385% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(c)	1,600,000	1,583,149

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Benefit Street Partners CLO XVIII, Ltd. Series 2019-18A, Class A 2.559% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(c)	$1,000,000	$977,813
Capital Automotive REIT (a)
Series 2020-1A, Class A1 2.69%, due 2/15/50	982,474	988,460
Series 2017-1A, Class A1 3.87%, due 4/15/47	2,070,283	2,072,100
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.273% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(c)	2,600,000	2,564,468
Cedar Funding VIII CLO, Ltd. Series 2017-8A, Class A1 2.385% (3 Month LIBOR + 1.25%), due 10/17/30 (a)(c)	1,250,000	1,227,498
DB Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	2,605,313	2,688,656
Dell Equipment Finance Trust Series 2020-1, Class A2 2.26%, due 6/22/22 (a)	1,900,000	1,932,508
Driven Brands Funding LLC Series 2019-1A, Class A2 4.641%, due 4/20/49 (a)	2,962,500	3,134,266
Dryden 57 CLO, Ltd. Series 2018-57A, Class A 1.402% (3 Month LIBOR + 1.01%), due 5/15/31 (a)(c)	2,000,000	1,944,114
Dryden CLO, Ltd. Series 2019-76A, Class A1 2.465% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(c)	1,875,000	1,846,896
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	427,287	427,016
ELFI Graduate Loan Program LLC (a)
Series 2020-A, Class A 1.73%, due 8/25/45	3,000,000	3,010,320
Series 2019-A, Class A 2.54%, due 3/25/44	2,061,062	2,112,338
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	485,000	457,767
Galaxy XV CLO, Ltd. Series 2013-15A, Class AR 2.419% (3 Month LIBOR + 1.20%), due 10/15/30 (a)(c)	1,750,000	1,711,668

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 2.176% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(c)	$1,500,000	$1,478,887
Galaxy XXVI CLO, Ltd. Series 2018-26A, Class A 1.558% (3 Month LIBOR + 1.20%), due 11/22/31 (a)(c)	1,500,000	1,461,979
Grippen Park CLO, Ltd. Series 2017-1A, Class B 2.785% (3 Month LIBOR + 1.65%), due 1/20/30 (a)(c)	750,000	729,449
Highbridge Loan Management, Ltd. Series 2010A-16, Class A1R 2.275% (3 Month LIBOR + 1.14%), due 1/20/28 (a)(c)	1,000,000	984,328
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	1,265,565	1,289,144
JP Morgan Mortgage Acquisition Trust Series 2007-CH2, Class AF3 4.635%, due 10/25/30 (b)	594,089	421,417
Magnetite VII, Ltd. Series 2012-7A, Class A1R2 2.019% (3 Month LIBOR + 0.80%), due 1/15/28 (a)(c)	470,000	460,973
Magnetite XVIII, Ltd. (a)(c)
Series 2016-18A, Class AR 1.472% (3 Month LIBOR + 1.08%), due 11/15/28	1,900,000	1,872,059
Series 2019-23A, Class A 2.291% (3 Month LIBOR + 1.30%), due 10/25/32	1,000,000	980,763
MVW Owner Trust (a)
Series 2014-1A, Class A 2.25%, due 9/22/31	182,662	181,275
Series 2019-1A, Class A 2.89%, due 11/20/36	992,480	1,009,554
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	1,600,000	1,650,597
Neuberger Berman CLO XIV, Ltd. (a)(c)
Series 2013-14A, Class AR2 1.917% (3 Month LIBOR + 1.03%), due 1/28/30	1,500,000	1,473,091
Series 2013-14A, Class BR2 2.387% (3 Month LIBOR + 1.50%), due 1/28/30	1,000,000	968,063

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO 24, Ltd. Series 2017-24A, Class BR 2.635% (3 Month LIBOR + 1.50%), due 4/19/30 (a)(c)	$1,000,000	$972,452
Neuberger Berman Loan Advisers CLO 32, Ltd. Series 2019-32A, Class B 2.985% (3 Month LIBOR + 1.85%), due 1/19/32 (a)(c)	2,000,000	1,961,202
Neuberger Berman Loan Advisers CLO 37, Ltd. Series 2020-37A, Class A1 1.919% (3 Month LIBOR + 1.75%), due 7/20/31 (a)(c)	2,000,000	2,000,000
Oaktree CLO, Ltd. Series 2020-1A, Class B 2.935% (3 Month LIBOR + 2.59%), due 7/15/29 (a)(c)	3,000,000	2,999,958
Octagon Investment Partners 29, Ltd. Series 2016-1A, Class AR 2.20% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(c)	1,200,000	1,159,374
Octagon Investment Partners 31 LLC Series 2017-1A, Class B1 2.835% (3 Month LIBOR + 1.70%), due 7/20/30 (a)(c)	1,200,000	1,161,683
Palmer Square CLO, Ltd. (a)(c)
Series 2015-1A, Class A1R2 1.594% (3 Month LIBOR + 1.22%), due 5/21/29	2,200,000	2,180,356
Series 2015-1A, Class A2R2 2.024% (3 Month LIBOR + 1.65%), due 5/21/29	875,000	860,962
Series 2015-2A, Class A1R2 2.235% (3 Month LIBOR + 1.10%), due 7/20/30	300,000	293,938
Series 2014-1A, Class A1R2 2.265% (3 Month LIBOR + 1.13%), due 1/17/31	750,000	737,663
Series-2015-2A, Class A2R2 2.685% (3 Month LIBOR + 1.55%), due 7/20/30	2,000,000	1,942,818
Palmer Square Loan Funding, Ltd. Series 2019-3A, Class A2 1.977% (3 Month LIBOR + 1.60%), due 8/20/27 (a)(c)	3,000,000	2,941,065
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 2.215% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(c)	2,800,000	2,766,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Shackleton CLO, Ltd. (a)(c)
Series 2019-14A, Class A1 2.365% (3 Month LIBOR + 1.23%), due 7/20/30	$2,000,000	$1,955,410
Series 2019-15A, Class B 3.903% (3 Month LIBOR + 2.00%), due 1/15/30	1,500,000	1,475,238
Sierra Timeshare Receivables Funding LLC (a)
Series 2019-1A, Class A 3.20%, due 1/20/36	418,236	426,358
Series 2018-2A, Class A 3.50%, due 6/20/35	508,071	516,318
Series 2018-3A, Class A 3.69%, due 9/20/35	251,085	256,427
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	3,000,000	3,098,444
SoFi Professional Loan Program LLC (a)
Series 2019-C, Class A2FX 2.37%, due 11/16/48	1,250,000	1,276,000
Series 2019-A, Class A1FX 3.18%, due 6/15/48	448,984	451,911
SoFi Professional Loan Program Trust (a)
Series 2020-A, Class A2FX 2.54%, due 5/15/46	800,000	828,999
Series 2018-D, Class A1FX 3.12%, due 2/25/48	168,381	169,539
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	1,970,000	2,011,922
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 1.527% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(c)	2,243,000	2,195,493
TIAA CLO III, Ltd. Series 2017-2A, Class A 2.326% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(c)	2,400,000	2,310,180
TICP CLO XIII, Ltd. Series 2019 13A, Class A 2.519% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(c)	3,500,000	3,458,175
TICP CLO XV, Ltd. Series 2020-15A, Class A 2.915% (3 Month LIBOR + 1.28%), due 4/20/33 (a)(c)	2,000,000	1,957,698
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 2.205% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(c)	1,245,000	1,230,280

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Voya CLO, Ltd. (a)(c)
Series 2019-1A, Class AR 2.279% (3 Month LIBOR + 1.06%), due 4/15/31	$1,500,000	$1,454,418
Series 2019-1A, Class BR 2.769% (3 Month LIBOR + 1.55%), due 4/15/31	2,000,000	1,880,384
VSE VOI Mortgage LLC Series 2016-A, Class A 2.54%, due 7/20/33 (a)	1,117,230	1,104,905
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 2.345% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(c)	1,850,000	1,829,428

		111,011,732

Total Asset-Backed Securities (Cost $115,435,662)		114,781,504

Corporate Bonds 38.4%
Aerospace & Defense 1.0%
Boeing Co.
2.70%, due 2/1/27	1,825,000	1,782,602
2.95%, due 2/1/30	2,500,000	2,463,893
3.10%, due 5/1/26	1,925,000	1,961,542
5.15%, due 5/1/30	1,975,000	2,202,184

		8,410,221

Apparel 0.3%
NIKE, Inc. 3.25%, due 3/27/40	1,500,000	1,678,841
Ralph Lauren Corp. 1.70%, due 6/15/22	925,000	940,320

		2,619,161

Auto Manufacturers 2.4%
Daimler Finance North America LLC 1.292% (3 Month LIBOR + 0.90%), due 2/15/22 (a)(c)	3,000,000	2,964,375
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	825,000	785,812
3.664%, due 9/8/24	1,800,000	1,696,878
General Motors Co. 5.15%, due 4/1/38	1,500,000	1,437,713
General Motors Financial Co., Inc. 5.20%, due 3/20/23	2,750,000	2,938,970
Toyota Motor Credit Corp. 1.80%, due 2/13/25	3,765,000	3,902,540
Volkswagen Group of America Finance LLC (a)
1.157% (3 Month LIBOR + 0.86%), due 9/24/21 (c)	1,975,000	1,967,986
3.35%, due 5/13/25	4,225,000	4,509,071

		20,203,345

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks 8.7%
Banco del Estado de Chile 2.704%, due 1/9/25 (a)	$1,275,000	$1,308,788
Banco Santander S.A. 2.746%, due 5/28/25	1,800,000	1,865,367
Bank of America Corp.
1.319%, due 6/19/26 (d)	3,750,000	3,759,758
4.083%, due 3/20/51 (d)	2,890,000	3,621,347
4.45%, due 3/3/26	1,570,000	1,807,454
BNP Paribas S.A. (a)(d)
2.219%, due 6/9/26	1,475,000	1,510,424
3.052%, due 1/13/31	1,700,000	1,790,598
Citigroup, Inc.
4.60%, due 3/9/26	1,500,000	1,713,070
4.75%, due 5/18/46	1,975,000	2,512,213
Credit Suisse A.G. 2.95%, due 4/9/25	3,000,000	3,257,297
Credit Suisse Group A.G. 2.193%, due 6/5/26 (a)(d)	4,000,000	4,051,192
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	4,273,735
Goldman Sachs Group, Inc.
2.60%, due 2/7/30	2,425,000	2,542,844
5.15%, due 5/22/45	975,000	1,283,599
JPMorgan Chase & Co.
2.083%, due 4/22/26 (d)	2,875,000	2,986,028
2.956%, due 5/13/31 (d)	925,000	981,040
5.40%, due 1/6/42	1,925,000	2,711,920
Lloyds Bank PLC 6.50%, due 9/14/20 (a)	8,150,000	8,230,200
Mizuho Financial Group, Inc. (c)
0.99% (3 Month LIBOR + 0.63%), due 5/25/24	8,270,000	8,104,646
1.163% (3 Month LIBOR + 0.85%), due 9/13/23	1,375,000	1,367,065
Morgan Stanley
2.188%, due 4/28/26 (d)	2,075,000	2,160,509
3.622%, due 4/1/31 (d)	2,675,000	3,055,850
4.35%, due 9/8/26	1,556,000	1,794,193
Sumitomo Mitsui Banking Corp. 3.20%, due 7/18/22	2,500,000	2,609,706
Truist Bank 1.50%, due 3/10/25	3,225,000	3,310,063

		72,608,906

Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	3,750,000	4,531,102
Diageo Capital PLC 2.125%, due 4/29/32	1,150,000	1,192,418

		5,723,520

	Principal Amount	Value
Building Materials 1.7%
Carrier Global Corp. (a)
2.722%, due 2/15/30	$3,275,000	$3,289,222
3.577%, due 4/5/50	3,575,000	3,518,914
Masco Corp. 4.50%, due 5/15/47	3,000,000	3,147,751
Owens Corning 3.95%, due 8/15/29	3,378,000	3,680,089
Vulcan Materials Co. 3.50%, due 6/1/30	800,000	871,463

		14,507,439

Chemicals 1.4%
Air Products & Chemicals, Inc. 2.05%, due 5/15/30	1,750,000	1,836,804
Albemarle Corp. 1.442% (3 Month LIBOR + 1.05%), due 11/15/22 (a)(c)	2,500,000	2,402,375
E.I. du Pont de Nemours & Co. 1.70%, due 7/15/25	950,000	980,837
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,885,549
Nutrien, Ltd. 3.625%, due 3/15/24	825,000	891,539

		11,997,104

Commercial Services 0.3%
Equifax, Inc. 2.60%, due 12/15/25	2,175,000	2,316,862

Computers 0.2%
DXC Technology Co. 4.00%, due 4/15/23	750,000	787,139
NetApp, Inc. 1.875%, due 6/22/25	875,000	887,469

		1,674,608

Diversified Financial Services 1.1%
GE Capital International Funding Co. 4.418%, due 11/15/35	6,160,000	6,263,200
Intercontinental Exchange, Inc. 2.10%, due 6/15/30	2,600,000	2,641,868

		8,905,068

Electric 4.0%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,274,780
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,625,706
Dayton Power & Light Co. 3.95%, due 6/15/49	1,025,000	1,101,115
Electricite de France S.A. 5.00%, due 9/21/48 (a)	3,420,000	4,341,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Entergy Mississippi LLC 3.85%, due 6/1/49	$2,500,000	$2,978,840
Evergy, Inc. 4.85%, due 6/1/21	385,000	395,581
Exelon Corp.
3.497%, due 6/1/22	2,750,000	2,878,036
4.05%, due 4/15/30	1,200,000	1,385,641
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,907,492
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	1,800,000	2,014,885
Niagara Mohawk Power Corp. 3.025%, due 6/27/50 (a)	1,850,000	1,904,583
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,525,264
PacifiCorp 2.70%, due 9/15/30	1,975,000	2,151,617
Pinnacle West Capital Corp. 1.30%, due 6/15/25	3,100,000	3,138,086

		33,622,626

Electrical Components & Equipment 0.2%
Emerson Electric Co. 1.80%, due 10/15/27	1,600,000	1,655,099

Food 0.7%
Conagra Brands, Inc. 4.85%, due 11/1/28	2,300,000	2,761,400
Ingredion, Inc. 4.625%, due 11/1/20	1,475,000	1,491,384
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,410,594

		5,663,378

Gas 0.2%
NiSource, Inc. 5.65%, due 2/1/45	1,125,000	1,526,110

Health Care—Products 0.3%
Boston Scientific Corp. 1.90%, due 6/1/25	875,000	906,817
Stryker Corp.
1.95%, due 6/15/30	970,000	976,471
2.90%, due 6/15/50	850,000	852,285

		2,735,573

Insurance 0.4%
MET Tower Global Funding 0.608% (SOFR + 0.55%), due 1/17/23 (a)(c)	3,375,000	3,349,243

	Principal Amount	Value
Iron & Steel 1.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	$1,825,000	$1,806,476
Nucor Corp. 2.00%, due 6/1/25	1,575,000	1,631,010
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	3,550,000	3,807,389
Steel Dynamics, Inc.
2.40%, due 6/15/25	875,000	901,162
3.25%, due 1/15/31	800,000	815,957

		8,961,994

Machinery—Diversified 0.2%
CNH Industrial Capital LLC 1.95%, due 7/2/23	1,575,000	1,585,336

Media 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	1,700,000	1,948,341
Comcast Corp. 4.60%, due 10/15/38	3,000,000	3,814,937
Discovery Communications LLC 3.625%, due 5/15/30	800,000	874,241
Fox Corp. 5.576%, due 1/25/49	1,250,000	1,739,335

		8,376,854

Mining 0.3%
Anglo American Capital PLC 5.625%, due 4/1/30 (a)	1,875,000	2,264,863

Oil & Gas 0.8%
Chevron Corp. 2.236%, due 5/11/30	2,425,000	2,539,601
Equinor ASA 1.75%, due 1/22/26	1,250,000	1,280,369
Occidental Petroleum Corp. 1.842% (3 Month LIBOR + 1.45%), due 8/15/22 (c)	3,600,000	3,312,697

		7,132,667

Oil & Gas Services 0.6%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	4,725,000	5,085,983

Packaging & Containers 0.5%
Packaging Corp. of America 4.05%, due 12/15/49	1,525,000	1,820,057
WRKCo., Inc. 3.75%, due 3/15/25	1,825,000	2,017,450

		3,837,507

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 1.9%
AbbVie, Inc. (a)
2.95%, due 11/21/26	$2,575,000	$2,800,694
4.25%, due 11/21/49	1,600,000	1,939,471
Bayer U.S. Finance II LLC 4.375%, due 12/15/28 (a)	2,825,000	3,301,469
Becton Dickinson & Co. 2.894%, due 6/6/22	2,500,000	2,588,942
CVS Health Corp.
3.75%, due 4/1/30	2,450,000	2,822,660
4.25%, due 4/1/50	2,325,000	2,778,251

		16,231,487

Pipelines 2.5%
Energy Transfer Operating, L.P. 6.05%, due 6/1/41	1,300,000	1,342,037
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	4,800,000	5,064,834
Enterprise Products Operating LLC 5.10%, due 2/15/45	2,600,000	3,097,646
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	491,547
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,596,726
MPLX, L.P. 1.213% (3 Month LIBOR + 0.90%), due 9/9/21 (c)	1,750,000	1,736,127
Tennessee Gas Pipeline Co. LLC 2.90%, due 3/1/30 (a)	2,275,000	2,331,519
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,391,745

		21,052,181

Real Estate Investment Trusts 2.4%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	3,000,000	3,076,496
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	1,275,000	1,327,211
Healthpeak Properties, Inc. 3.25%, due 7/15/26	2,050,000	2,240,369
Highwoods Realty, L.P.
3.05%, due 2/15/30	1,410,000	1,403,585
3.875%, due 3/1/27	3,590,000	3,792,642
Kimco Realty Corp. 3.80%, due 4/1/27	975,000	1,041,323
SBA Tower Trust 2.836%, due 1/17/50 (a)	2,000,000	2,062,061
VEREIT Operating Partnership, L.P. 3.95%, due 8/15/27	4,870,000	5,068,155

		20,011,842

	Principal Amount	Value
Semiconductors 0.2%
Broadcom, Inc. 2.25%, due 11/15/23 (a)	$1,700,000	$1,756,461

Software 0.5%
Fiserv, Inc. 2.25%, due 6/1/27	2,960,000	3,095,255
Infor, Inc. 1.75%, due 7/15/25 (a)	1,225,000	1,230,118

		4,325,373

Telecommunications 1.8%
AT&T, Inc. 4.85%, due 3/1/39	2,000,000	2,412,246
Orange S.A. 5.375%, due 1/13/42	895,000	1,253,512
T-Mobile USA, Inc. 2.55%, due 2/15/31 (a)	6,540,000	6,563,021
Telefonica Emisiones S.A. 5.213%, due 3/8/47	750,000	934,145
Verizon Communications, Inc. 4.272%, due 1/15/36	3,250,000	4,019,240

		15,182,164

Textiles 0.3%
Mohawk Industries, Inc. 3.625%, due 5/15/30	2,400,000	2,614,403

Transportation 0.7%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,793,971
Union Pacific Corp. 3.25%, due 2/5/50	775,000	849,089
United Parcel Service, Inc. 5.30%, due 4/1/50	2,000,000	2,878,229

		5,521,289

Total Corporate Bonds (Cost $299,948,871)		321,458,667

Foreign Government Bonds 0.3%
Mexico 0.2%
Mexico Government International Bond 3.75%, due 1/11/28	1,850,000	1,924,647

Poland 0.1%
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	375,375

Total Foreign Government Bonds (Cost $2,192,756)		2,300,022

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities 7.7%
Agency (Collateralized Mortgage Obligations) 0.9%
Federal Home Loan Mortgage Corporation Series 4798, Class GZ 4.00%, due 6/15/48	$2,173,507	$2,519,086
Government National Mortgage Association Series 2014-62, Class Z 3.00%, due 4/20/44	4,450,881	4,822,016

		7,341,102

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.6%
BX Commercial Mortgage Trust (a)(c)
Series 2019-XL, Class A 1.105% (1 Month LIBOR + 0.92%), due 10/15/36	2,388,501	2,370,321
Series 2019-IMC, Class A 1.185% (1 Month LIBOR + 1.00%), due 4/15/34	800,000	768,280
Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5 2.717%, due 2/15/53	3,750,000	4,044,927
Colony Mortgage Capital, Ltd. Series 2019-IKPR, Class B 1.663% (1 Month LIBOR + 1.478%), due 11/15/38 (a)(c)	6,000,000	5,248,849
Credit Suisse Mortgage Trust Series 2020-WEST, Class A 3.04%, due 2/15/35 (a)	5,000,000	4,655,431
GS Mortgage Securities Trust Series 2015-GC32, Class AS 4.018%, due 7/10/48 (e)	3,000,000	3,202,792
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,053,744

		21,344,344

Whole Loan (Collateralized Mortgage Obligations) 4.2%
COLT Mortgage Loan Trust (a)(e)
Series 2020-2, Class A1 1.853%, due 3/25/65	741,583	742,303
Series 2019-4, Class A1 2.579%, due 11/25/49	2,299,199	2,321,676
Series 2019-3, Class A1 2.764%, due 8/25/49	778,893	788,179
JP Morgan Mortgage Trust (a)
Series 2019-1, Class A11 1.135% (1 Month LIBOR + 0.95%), due 5/25/49 (c)	1,108,677	1,105,958
Series 2014-2, Class 1A1 3.00%, due 6/25/29 (e)	1,386,993	1,423,274

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust Series 2020-NQM1, Class A1 2.464%, due 1/26/60 (a)(e)	$1,129,876	$1,149,002
PSMC Trust (a)(e)
Series 2019-2, Class A1 3.50%, due 10/25/49	1,141,633	1,174,853
Series 2019-3, Class A1 3.50%, due 11/25/49	1,245,704	1,275,915
Series 2018-3, Class A12 4.00%, due 8/25/48	2,200,000	2,279,973
Seasoned Credit Risk Transfer Trust
Series 2019-2, Class MA 3.50%, due 8/25/58	3,141,225	3,423,096
Series 2019-2, Class M55D 4.00%, due 8/25/58	2,200,353	2,446,096
Series 2019-4, Class M55D 4.00%, due 2/25/59	2,066,775	2,300,348
Series 2017-4, Class M45T 4.50%, due 6/25/57	1,123,968	1,262,508
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	3,744,577	4,074,104
Sequoia Mortgage Trust (a)(e)
Series 2020-3, Class A1 3.00%, due 4/25/50	3,382,867	3,516,850
Series 2020-1, Class A1 3.50%, due 2/25/50	1,137,024	1,168,441
Series 2020-2, Class A1 3.50%, due 3/25/50	4,258,863	4,378,803
TIAA Bank Mortgage Loan Trust Series 2018-2, Class A1 3.50%, due 7/25/48 (a)(e)	630,696	647,958

		35,479,337

Total Mortgage-Backed Securities (Cost $63,973,166)		64,164,783

Municipal Bonds 0.6%
Texas 0.6%
San Antonio Water System, Revenue Bonds 5.502%, due 5/15/29	2,000,000	2,418,560
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	2,150,000	2,758,600

Total Municipal Bonds (Cost $4,640,520)		5,177,160

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 38.5%
Federal Farm Credit Bank 4.4%
0.71%, due 6/17/24	$4,100,000	$4,098,816
1.05%, due 6/22/28	3,300,000	3,289,411
1.09%, due 6/4/27	4,000,000	4,000,442
1.25%, due 10/30/26	4,000,000	4,000,593
1.33%, due 7/1/30	5,000,000	4,985,685
1.35%, due 11/27/28	2,525,000	2,525,340
1.37%, due 6/1/29	4,000,000	4,002,069
1.57%, due 5/28/30	3,250,000	3,250,498
2.03%, due 1/21/28	3,800,000	4,152,346
2.44%, due 10/16/28	2,300,000	2,315,192

		36,620,392

Federal Home Loan Bank 4.4%
2.50%, due 12/10/27	3,000,000	3,362,428
2.875%, due 9/13/24	3,500,000	3,864,543
3.00%, due 3/10/28	1,900,000	2,208,564
3.125%, due 9/12/25	3,100,000	3,516,164
3.125%, due 12/12/25	4,000,000	4,605,715
3.25%, due 6/9/28	4,000,000	4,732,817
3.25%, due 11/16/28	12,550,000	14,956,157

		37,246,388

Federal Home Loan Mortgage Corporation 0.7%
0.90%, due 6/30/25	3,325,000	3,325,172
6.25%, due 7/15/32	1,600,000	2,515,262

		5,840,434

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.2%
3.00%, due 4/1/50	4,928,240	5,236,530
3.00%, due 5/1/50	2,196,344	2,367,432
3.50%, due 1/1/47	2,777,773	2,975,851
3.50%, due 10/1/47	2,198,894	2,362,482
3.50%, due 5/1/49	3,471,770	3,696,303
3.50%, due 11/1/49	3,776,168	4,033,596
3.50%, due 3/1/50	2,382,816	2,605,488
3.50%, due 4/1/50	4,094,168	4,442,365
4.00%, due 4/1/48	292,419	311,540
4.00%, due 4/1/50	4,417,791	4,737,796
4.50%, due 4/1/22	3,287	3,462
4.50%, due 4/1/23	3,526	3,723
4.50%, due 11/1/39	705,837	784,611
4.50%, due 8/1/40	105,371	117,102
4.50%, due 9/1/40	579,113	640,892
4.50%, due 9/1/40	100,933	112,252
4.50%, due 11/1/40	332,389	361,361
4.50%, due 7/1/41	157,577	175,170
4.50%, due 2/1/47	197,482	214,612
4.50%, due 10/1/47	212,510	229,684
5.00%, due 3/1/25	44,131	46,413
5.50%, due 9/1/21	9,308	9,415

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 7/1/21	$17,879	$18,075
6.50%, due 11/1/35	4,291	4,775
6.50%, due 8/1/37	25,977	31,647

		35,522,577

Federal National Mortgage Association 2.3%
0.50%, due 6/17/25	3,200,000	3,201,221
0.625%, due 4/22/25	5,600,000	5,645,362
1.625%, due 1/7/25	625,000	658,458
1.75%, due 7/2/24	2,525,000	2,665,736
2.00%, due 1/24/25	2,650,000	2,652,187
6.25%, due 5/15/29	3,000,000	4,347,964

		19,170,928

Federal National Mortgage Association (Mortgage Pass-Through Securities) 8.9%
2.00%, due 3/1/50 TBA (f)	4,000,000	4,093,438
2.50%, due 5/1/43	484,018	512,636
2.50%, due 5/1/50	3,191,001	3,329,437
3.00%, due 2/1/47	2,170,425	2,295,716
3.00%, due 7/1/47	1,160,983	1,228,184
3.00%, due 5/1/48	3,814,213	4,046,320
3.00%, due 7/1/48	1,378,592	1,458,520
3.00%, due 9/1/49	2,364,447	2,503,253
3.00%, due 3/1/50	3,782,310	3,986,265
3.00%, due 3/1/50	2,474,538	2,608,824
3.00%, due 3/1/50	4,035,546	4,269,260
3.00%, due 5/1/50	2,595,953	2,736,831
3.50%, due 10/1/47	1,596,146	1,690,692
3.50%, due 8/1/49	5,330,246	5,822,307
3.50%, due 3/1/50	7,300,267	7,949,043
4.00%, due 2/1/45	1,215,239	1,336,073
4.00%, due 6/1/46	1,893,248	2,076,431
4.00%, due 11/1/46	6,104,404	6,718,212
4.00%, due 4/1/47	6,505,188	7,082,905
4.00%, due 6/1/47	83,384	89,004
4.00%, due 1/1/48	885,474	966,545
4.00%, due 3/1/48	149,993	159,834
4.00%, due 7/1/48	2,357,990	2,558,213
4.50%, due 5/1/24	141,085	150,224
4.50%, due 11/1/35	140,065	152,975
4.50%, due 4/1/41	367,097	406,287
4.50%, due 5/1/41	550,769	612,738
4.50%, due 7/1/41	451,412	502,516
4.50%, due 9/1/41	140,413	153,882
4.50%, due 3/1/44	217,329	241,876
4.50%, due 8/1/44	1,039,548	1,156,955
4.50%, due 11/1/44	181,858	197,445
4.50%, due 3/1/46	89,321	96,665
4.50%, due 12/1/46	237,148	258,206
4.50%, due 2/1/47	65,315	70,402

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 7/1/47	$269,783	$292,121
4.50%, due 2/1/48	173,241	186,628
5.00%, due 12/1/23	63,440	66,661
5.00%, due 12/1/23	15,624	16,430
5.50%, due 1/1/21	235	237
5.50%, due 12/1/21	1,581	1,616
5.50%, due 1/1/22	6,283	6,419
5.50%, due 2/1/22	393	401
6.50%, due 10/1/36	17,423	21,002
6.50%, due 10/1/36	12,553	14,226
6.50%, due 8/1/37	4,759	5,455
7.00%, due 9/1/37	42,265	51,076
7.00%, due 10/1/37	548	637
7.00%, due 11/1/37	6,151	7,334
7.50%, due 7/1/28	10,865	12,082

		74,200,439

Government National Mortgage Association (Mortgage Pass-Through Securities) 2.8%
2.50%, due 12/1/49 TBA (f)	2,000,000	2,105,312
3.00%, due 12/1/49 TBA (f)	6,250,000	6,621,826
3.50%, due 6/20/42	716,638	779,149
3.50%, due 8/20/43	968,975	1,050,918
3.50%, due 11/20/43	940,414	1,016,693
3.50%, due 4/20/45	664,507	711,340
3.50%, due 12/20/45	1,096,019	1,173,580
3.50%, due 2/20/46	513,151	553,217
3.50%, due 10/20/46	738,948	791,767
3.50%, due 11/20/46	859,337	919,074
3.50%, due 1/20/47	735,854	782,593
3.50%, due 5/20/47	1,093,989	1,166,755
4.00%, due 1/20/42	851,707	938,925
4.00%, due 2/20/42	331,776	365,688
4.00%, due 8/20/43	1,103,471	1,214,807
4.00%, due 10/20/43	317,184	347,743
4.00%, due 3/15/44	41,503	45,127
4.00%, due 6/20/44	303,878	331,386
4.00%, due 7/15/44	280,428	303,495
4.00%, due 8/20/44	271,796	296,231
4.00%, due 9/20/44	280,709	305,872
4.00%, due 12/20/44	189,249	206,059
4.00%, due 1/20/45	147,435	160,540
4.00%, due 4/20/45	191,918	208,900
4.00%, due 7/15/45	174,354	188,835
4.00%, due 9/20/45	94,037	101,853
4.50%, due 6/15/39	777,161	866,562
4.50%, due 6/15/40	236,775	264,036

		23,818,283

	Principal Amount	Value
Tennessee Valley Authority 0.4%
5.25%, due 9/15/39	$2,000,000	$3,081,720

United States Treasury Bonds 4.9%
2.00%, due 2/15/50	35,590,000	40,758,891
4.25%, due 5/15/39	350,000	540,764

		41,299,655

United States Treasury Notes 5.5%
0.125%, due 6/30/22	5,425,000	5,421,609
0.25%, due 6/15/23	1,925,000	1,929,061
0.25%, due 6/30/25	5,250,000	5,239,746
0.50%, due 6/30/27	5,095,000	5,099,179
0.625%, due 5/15/30	14,683,000	14,642,278
1.75%, due 7/15/22	12,925,000	13,340,519

		45,672,392

Total U.S. Government & Federal Agencies (Cost $313,829,696)		322,473,208

Total Long-Term Bonds (Cost $800,020,671)		830,355,344

Short-Term Investments 2.6%
Commercial Paper 1.4%
NSTAR Electric Co. 0.051%, due 7/1/20 (g)	12,000,000	12,000,000

Total Commercial Paper (Cost $12,000,000)		12,000,000

Repurchase Agreement 0.3%
RBC Capital Markets 0.07%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $2,472,005 (Collateralized by United States Treasury Note with rates between 0.50% and 4.375% and maturity dates between 10/31/26 and 11/15/39, with a Principal Amount of $2,191,600 and a Market Value of $2,521,492)	2,472,000	2,472,000

Total Repurchase Agreement (Cost $2,472,000)		2,472,000

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Government & Federal Agencies 0.9%
United States Treasury Bills 0.035%, due 7/2/20 (g)	$8,000,000	$7,999,985

Total U.S. Government & Federal Agencies (Cost $7,999,985)		7,999,985

Total Short-Term Investments (Cost $22,471,985)		22,471,985

Total Investments (Cost $822,492,656)	101.8%	852,827,329
Other Assets, Less Liabilities	(1.8)	(14,923,983)
Net Assets	100.0%	$837,903,346

†	Percentages indicated are based on Portfolio net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2020.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.

(f)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2020, the total net market value of these securities was $12,820,576, which represented 1.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Interest rate shown represents yield to maturity.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	237	September 2020	$52,328,290	$52,336,266	$7,976
5-Year United States Treasury Note	287	September 2020	36,021,221	36,088,008	66,787
10-Year United States Treasury Note	44	September 2020	6,120,890	6,123,562	2,672
United States Treasury Ultra Bond	90	September 2020	19,788,977	19,634,063	(154,914)

Total Long Contracts					(77,479)

Short Contracts
10-Year United States Treasury Ultra Note	(269)	September 2020	(42,167,628)	(42,363,297)	(195,669)

Total Short Contracts					(195,669)

Net Unrealized Depreciation					$(273,148)

1.	As of June 30, 2020, cash in the amount of $775,740 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$114,781,504	$—	$114,781,504
Corporate Bonds	—	321,458,667	—	321,458,667
Foreign Government Bonds	—	2,300,022	—	2,300,022
Mortgage-Backed Securities	—	64,164,783	—	64,164,783
Municipal Bonds	—	5,177,160	—	5,177,160
U.S. Government & Federal Agencies	—	322,473,208	—	322,473,208

Total Long-Term Bonds	—	830,355,344	—	830,355,344

Short-Term Investments
Commercial Paper	—	12,000,000	—	12,000,000
Repurchase Agreement	—	2,472,000	—	2,472,000
U.S. Government & Federal Agencies	—	7,999,985	—	7,999,985

Total Short-Term Investments	—	22,471,985	—	22,471,985

Total Investments in Securities	—	852,827,329	—	852,827,329
Other Financial Instruments
Futures Contracts (b)	77,435	—	—	77,435

Total Investments in Securities and Other Financial Instruments	$77,435	$852,827,329	$—	$852,904,764

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(350,583)	$—	$—	$(350,583)

Total Investments in Securities Sold Short and Other Financial Instruments	$(350,583)	$—	$—	$(350,583)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $822,492,656)	$852,827,329
Cash collateral on deposit at broker for futures contracts	775,740
Cash	10,063
Receivables:
Investment securities sold	29,887,447
Interest	4,404,294
Portfolio shares sold	1,384,552
Other assets	4,857

Total assets	889,294,282

Liabilities
Payables:
Investment securities purchased	50,441,955
Manager (See Note 3)	330,383
Portfolio shares redeemed	253,660
Variation margin on futures contracts	172,543
NYLIFE Distributors (See Note 3)	97,080
Shareholder communication	41,278
Professional fees	32,609
Custodian	15,056
Interest on investments sold short	1,733
Trustees	908
Accrued expenses	3,731

Total liabilities	51,390,936

Net assets	$837,903,346

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,899
Additional paid-in capital	758,478,636

758,533,535
Total distributable earnings (loss)	79,369,811

Net assets	$837,903,346

Initial Class
Net assets applicable to outstanding shares	$355,854,614

Shares of beneficial interest outstanding	23,153,835

Net asset value per share outstanding	$15.37

Service Class
Net assets applicable to outstanding shares	$482,048,732

Shares of beneficial interest outstanding	31,744,921

Net asset value per share outstanding	$15.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$10,552,948
Dividends	130,742
Securities lending	4,186
Other	3,477

Total income	10,691,353

Expenses
Manager (See Note 3)	1,959,664
Distribution/Service—Service Class (See Note 3)	571,723
Professional fees	61,933
Shareholder communication	44,485
Custodian	23,835
Trustees	9,398
Miscellaneous	14,511

Total expenses	2,685,549

Net investment income (loss)	8,005,804

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	18,427,839
Futures transactions	3,076,114

Net realized gain (loss) on investments and futures transactions	21,503,953

Net change in unrealized appreciation (depreciation) on:
Investments	11,225,810
Futures contracts	377,248

Net change in unrealized appreciation (depreciation) on investments and futures contracts	11,603,058

Net realized and unrealized gain (loss) on investments and futures transactions	33,107,011

Net increase (decrease) in net assets resulting from operations	$41,112,815

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,005,804	$17,203,511
Net realized gain (loss) on investments and futures transactions	21,503,953	14,221,327
Net change in unrealized appreciation (depreciation) on investments and futures contracts	11,603,058	27,013,093

Net increase (decrease) in net assets resulting from operations	41,112,815	58,437,931

Distributions to shareholders:
Initial Class	—	(9,276,310)
Service Class	—	(10,153,516)

Total distributions to shareholders	—	(19,429,826)

Capital share transactions:
Net proceeds from sale of shares	121,545,491	183,440,197
Net asset value of shares issued to shareholders in reinvestment of distributions	—	19,429,826
Cost of shares redeemed	(93,501,424)	(103,913,368)

Increase (decrease) in net assets derived from capital share transactions	28,044,067	98,956,655

Net increase (decrease) in net assets	69,156,882	137,964,760

Net Assets
Beginning of period	768,746,464	630,781,704

End of period	$837,903,346	$768,746,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$14.57		$13.72	$14.31	$14.26	$14.19		$14.52

Net investment income (loss) (a)	0.16		0.37	0.38	0.32	0.32		0.31

Net realized and unrealized gain (loss) on investments	0.64		0.88	(0.53)	0.23	0.20		(0.27)

Total from investment operations	0.80		1.25	(0.15)	0.55	0.52		0.04

Less distributions:

From net investment income	—		(0.40)	(0.40)	(0.37)	(0.39)		(0.36)

From net realized gain on investments	—		—	(0.04)	(0.13)	(0.06)		(0.01)

Total distributions	—		(0.40)	(0.44)	(0.50)	(0.45)		(0.37)

Net asset value at end of period	$15.37		$14.57	$13.72	$14.31	$14.26		$14.19

Total investment return (b)	5.49	%(c)	9.12%	(1.00%)	3.85%	3.53%		0.22%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.15	%††	2.60%	2.76%	2.23%	2.16	%(d)	2.14%

Net expenses (e)	0.53	%††	0.54%	0.53%	0.52%	0.51	%(f)	0.52%

Expenses (before waiver/reimbursement) (e)	0.53	%††	0.54%	0.53%	0.52%	0.53%		0.52%

Portfolio turnover rate (g)	151%		204%	148%	209%	258%		326%

Net assets at end of period (in 000’s)	$355,855		$341,408	$307,682	$517,067	$538,979		$707,265

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 149%, 197%, 133%, 190%, 223% and 191% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$14.41		$13.58	$14.16	$14.12	$14.06		$14.39

Net investment income (loss) (a)	0.14		0.33	0.35	0.28	0.28		0.27

Net realized and unrealized gain (loss) on investments	0.64		0.87	(0.53)	0.22	0.19		(0.27)

Total from investment operations	0.78		1.20	(0.18)	0.50	0.47		(0.00)‡

Less distributions:

From net investment income	—		(0.37)	(0.36)	(0.33)	(0.35)		(0.32)

From net realized gain on investments	—		—	(0.04)	(0.13)	(0.06)		(0.01)

Total distributions	—		(0.37)	(0.40)	(0.46)	(0.41)		(0.33)

Net asset value at end of period	$15.19		$14.41	$13.58	$14.16	$14.12		$14.06

Total investment return (b)	5.41	%(c)	8.85%	(1.25%)	3.59%	3.27%		(0.03%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.90	%††	2.34%	2.53%	1.98%	1.90	%(d)	1.89%

Net expenses (e)	0.78	%††	0.79%	0.78%	0.77%	0.76	%(f)	0.77%

Expenses (before waiver/reimbursement) (e)	0.78	%††	0.79%	0.78%	0.77%	0.78%		0.77%

Portfolio turnover rate (g)	151%		204%	148%	209%	258%		326%

Net assets at end of period (in 000’s)	$482,048		$427,338	$323,100	$333,530	$351,848		$339,529

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 149%, 197%, 133%, 190%, 223% and 191% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

26	MainStay VP Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

27

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2020, are shown in the Portfolio of Investments.

28	MainStay VP Bond Portfolio

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts held as of June 30, 2020, are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise,

29

Notes to Financial Statements (Unaudited) (continued)

less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the

Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$77,435	$77,435

Total Fair Value		$77,435	$77,435

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(350,583)	$(350,583)

Total Fair Value		$(350,583)	$(350,583)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$3,076,114	$3,076,114

Total Realized Gain (Loss)		$3,076,114	$3,076,114

30	MainStay VP Bond Portfolio

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$377,248	$377,248

Total Change in Unrealized Appreciation (Depreciation)		$377,248	$377,248

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$113,080,293	$113,080,293
Futures Contracts Short	$(35,087,036)	$(35,087,036)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.49%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,959,664 and paid the Subadvisor in the amount of $979,832.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$824,102,235	$33,699,051	$(4,973,957)	$28,725,094

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$19,429,826	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

31

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $866,926 and $904,897, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $381,984 and $302,204, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	2,313,117	$34,762,523
Shares redeemed	(2,594,610)	(38,284,919)

Net increase (decrease)	(281,493)	$(3,522,396)

Year ended December 31, 2019:
Shares sold	4,320,395	$62,109,464
Shares issued to shareholders in reinvestment of distributions	633,433	9,276,310
Shares redeemed	(3,951,449)	(56,528,617)

Net increase (decrease)	1,002,379	$14,857,157

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	5,865,287	$86,782,968
Shares redeemed	(3,772,932)	(55,216,505)

Net increase (decrease)	2,092,355	$31,566,463

Year ended December 31, 2019:
Shares sold	8,493,043	$121,330,733
Shares issued to shareholders in reinvestment of distributions	700,439	10,153,516
Shares redeemed	(3,334,407)	(47,384,751)

Net increase (decrease)	5,859,075	$84,099,498

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well

32	MainStay VP Bond Portfolio

as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

33

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

34	MainStay VP Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781605	MSVPB10-08/20 (NYLIAC) NI509

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	-6.05%	0.57%	2.32%	-0.46%	1.17%

Service Class Shares	2/17/2012	-6.17	0.32	2.06	-0.71	1.42

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

MSCI Emerging Markets Index[4]	-9.78%	-3.39%	2.86%	1.68%
Morningstar Diversified Emerging Markets Category Average[5]	-9.77	-3.66	2.46	1.39

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging
Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$939.50	$5.79	$1,018.90	$6.02	1.20%

Service Class Shares	$1,000.00	$938.30	$6.99	$1,017.65	$7.27	1.45%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of June 30, 2020 (Unaudited)

China	40.1%

Republic of Korea	13.0

Taiwan	11.6

India	7.1

Brazil	5.8

South Africa	4.3

Russia	3.8

United States	2.6

Malaysia	1.5

Poland	1.4

Indonesia	1.2

Hong Kong	1.1

Mexico	1.1

Thailand	1.1

Peru	0.9

Chile	0.6

Turkey	0.6

Canada	0.5

Argentina	0.4

Colombia	0.4

Philippines	0.4

Greece	0.2

Luxembourg	0.1

Egypt	0.0	‡

Spain	0.0	‡

Other Assets, Less Liabilities	0.2

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Alibaba Group Holding, Ltd.

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	Samsung Electronics Co., Ltd.

5.	Naspers, Ltd.
6.	China Construction Bank Corp.

7.	Reliance Industries, Ltd.

8.	JD.com, Inc.

9.	Ping An Insurance Group Co. of China, Ltd.

10.	Meituan Dianping

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), a Subadvisor of the Portfolio, and portfolio managers Jan Boudewijns, Philip Screve and Lamine Saidi of Candriam Belgium S.A. (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Emerging Markets Equity Portfolio returned –6.05% for Initial Class shares and –6.17% for Service Class shares. Over the same period, both share classes outperformed the –9.78% return of the MSCI Emerging Markets Index, which is the Portfolio’s benchmark, and the –9.77% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam outperformed the MSCI Emerging Markets Index during the reporting period largely due to our investment process, which focuses on the bottom-up selection of reasonably priced stocks of quality companies delivering strong and sustainable profitability. During the reporting period, our process resulted in a structural tilt toward quality and growth stocks in the Portfolio, which bolstered performance as investors preferred visibility in volatile times.

Several factors enhanced the Portfolio’s outperformance, prominent among them overweight exposure to China and overweight exposure to technology stocks. Another factor supporting the Portfolio’s strong relative performance was its timely shift toward investment areas less sensitive to—or even benefiting from—the quickly developing global pandemic, such as health care and industrials, the former leveraged to mounting global health concerns and the latter supported by increased infrastructure spending. The rise in pandemic-related social distancing practices also supported Portfolio investment themes focusing on e-commerce, social media and gaming. Reduced allocations to financials in some of the more exposed emerging markets helped limit losses in one of the worst-performing market segments. Unprecedented monetary stimulus buoyed the Portfolio’s investments in a number of precious metals miners.

It is worth emphasizing that while allocation played a contributing role in the Portfolio’s relatively strong performance, our bottom-up driven approach and stock selection process were the primary drivers of outperformance during the reporting period.

MacKay Shields

The portion of the Portfolio subadvised by MacKay Shields underperformed the MSCI Emerging Markets Index during the reporting period, primarily due to disappointing stock selection. Risk rotations occurred frequently during the reporting period, with rapid shifts from risk-off to risk-on sentiment and back again. Style volatility stood at multi-year highs in emerging as well as developed markets. As investors became fixated on macroeconomic themes, they did not appear to pay attention to company fundamentals. As a result, the Portfolio’s valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, were not rewarded. The Portfolio’s momentum and sentiment composite generated positive results, but these were not strong enough to offset the underperformance of value.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

In the portion of the Portfolio subadvised by Candriam, the consumer discretionary, industrials and communication services sectors made the strongest positive sector contributions to the Portfolio’s performance relative to the MSCI Emerging Markets Index during the reporting period. (Contributions take weightings and total returns into account.) During the same period, the energy, real estate and financials sectors made the weakest contributions to the relative performance of the Candriam portion of the Portfolio, with underweight allocations in all three sectors.

MacKay Shields

In the portion of the Portfolio subadvised by MacKay Shields, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the MSCI Emerging Markets Index during the reporting period included utilities, communication services and materials. During the same period, the sectors that detracted the most from the relative performance of the MacKay Shields portion of the Portfolio were consumer discretionary, financials and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

In the Candriam portion of the Portfolio, the strongest positive contributions to absolute performance came from Chinese Internet and telecommunication services provider Tencent, Chinese e-commerce company JD.com and China’s third-largest e-commerce platform by user base Pinduoduo. Tencent benefited from increased social distancing, which generated

1	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Emerging Markets Equity Portfolio

strong demand for online gaming and e-commerce. JD.com and Pinduoduo benefited from the surge in e-commerce demand due to the pandemic, which accelerated the shift to online purchases.

During the reporting period, the most substantial detractors from absolute performance in the Candriam portion of the Portfolio included shares in Brazilian oil and gas producer Petroleo Brasileiro, Indian financial company Bajaj Finance and Chinese coffeehouse chain Luckin Coffee. All showed negative total returns. Petroleo Brasileiro performed poorly due to low oil prices and a weak Brazilian market. Bajaj Finance shares declined in the face of growing asset-quality fears in a hard-hit Indian market. Luckin Coffee dropped sharply on fraud allegations concerning large fabricated transactions. The Portfolio’s position in Petroleo Brasileiro was reduced. Positions in both Bajaj Finance and Luckin Coffee were fully divested.

MacKay Shields

The stocks that made the most substantial positive contributions to the absolute performance of the MacKay Shields portion of the Portfolio during the reporting period included Chinese interactive media & online services provider Tencent, Chinese Internet & direct marketing retailer JD.com and Malaysian health care supplies company Top Glove. Over the same period, the stocks that detracted the most from the absolute performance of the MacKay Shields portion of the Portfolio were reinsurer IRB Brasil Resseguros, automotive retailer Petrobras Distribuidora and managed health care provider Notre Dame Intermedica Participacoes, all based in Brazil.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

The most significant purchase in the Candriam portion of the Portfolio during the reporting period was in shares of Brazilian bank Banco BTG Pactual. Banco BTG Pactual stock was one of the most substantial losers in Brazil’s pandemic-related market sell-off. The Portfolio started buying a position in mid-April as the stock bottomed, reflecting our opinion that the company is a high-beta,2 high-quality name, well positioned for Brazil’s eventual post-pandemic reopening. The Portfolio also added a position in Hong Kong-listed shares of Chinese information technology and e-commerce company Alibaba, while selling a similarly proportioned position in Alibaba’s China stock U.S. ADRs (American depository receipts) to limit the Portfolio’s China stock U.S. ADR exposure.

During the reporting period, significant sales in the Candriam portion of the Portfolio included partial positions in Alibaba U.S. ADRs (described above), Tencent (mentioned earlier) and

Chinese property development and investment company China Overseas Land & Investment. The Portfolio’s position in Tencent stock is capped at 5% for risk diversification purposes, which resulted in some profit taking following the stock’s strong performance. The Portfolio sold its position in China Overseas Land & Investment on disappointing performance and slower growth compared to the company’s mid-cap peers.

MacKay Shields

The most substantial position initiated in the MacKay Shields portion of the Portfolio during the reporting period was in South Korean online game company NCSOFT, while the largest increased position size was in Chinese Internet value-added service provider Tencent. During the same period, the most substantial position that the MacKay Shields portion of the Portfolio exited entirely was in Chinese real estate developer Sunac China Holdings, while the most significantly decreased position size was in Hong Kong-based oil & gas exploration & production company CNOOC.

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

During the reporting period, the Candriam portion of the Portfolio saw its most substantial weighting increase relative to the MSCI Emerging Markets Index in the health care sector, with smaller increases in relative sector weighting in the industrials and consumer discretionary sectors. During the same period, the Candriam portion of the Portfolio saw a large decrease in its sector weightings relative to the benchmark in communication services, with smaller weighting reductions in financials and consumer staples.

MacKay Shields

In the MacKay Shields portion of the Portfolio, the most substantial increases in sector weightings relative to the MSCI Emerging Markets Index during the reporting period were in consumer staples and communication services. Over the same period, the MacKay Shields portion of the Portfolio saw its most substantial decreases in sector weightings relative to the benchmark in consumer discretionary and industrials.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of June 30, 2020, the sectors that were most substantially overweight relative to the MSCI Emerging Markets Index in the Candriam portion of the Portfolio were industrials, materials and

2

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

information technology. As of the same date, the sectors that were most substantially underweight relative to the Index in the Candriam portion of the Portfolio were consumer staples and communication services.

MacKay Shields

As of June 30, 2020, the sectors in the MacKay Shields portion of the Portfolio that were most substantially overweight relative to the MSCI Emerging Markets Index were information technology and consumer staples. As of the same date, the sectors in the MacKay Shields portion of the Portfolio that were most substantially underweight relative to the Index were consumer discretionary and industrials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Common Stocks 95.7%†
Argentina 0.4%
Banco Macro S.A., ADR (Banks)	1,200	$22,260
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	1,320	1,301,216

		1,323,476

Brazil 5.3%
AES Tiete Energia S.A. (Independent Power & Renewable Electricity Producers)	114,200	329,490
Afya, Ltd., Class A (Diversified Consumer Services) (a)	29,000	679,760
B2W Cia Digital (Internet & Direct Marketing Retail) (a)	14,100	277,561
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	63,700	645,305
Banco BTG Pactual S.A. (Capital Markets)	140,000	1,969,438
Banco do Brasil S.A. (Banks)	134,600	795,754
Banco Santander Brasil S.A. (Banks)	9,800	50,495
BB Seguridade Participacoes S.A. (Insurance)	25,200	126,368
Camil Alimentos S.A. (Food Products)	99,600	205,497
Centrais Eletricas Brasileiras S.A. (Electric Utilities) (a)	3,800	21,662
Cia Brasileira de Distribuicao (Food & Staples Retailing)	20,800	271,489
Cogna Educacao (Diversified Consumer Services)	42,400	51,537
Cosan S.A. (Oil, Gas & Consumable Fuels)	94,000	1,225,884
Enauta Participacoes S.A. (Oil, Gas & Consumable Fuels)	193,900	368,681
Hapvida Participacoes e Investimentos S.A. (Health Care Providers & Services) (b)	5,300	60,591
Hypera S.A. (Pharmaceuticals)	9,000	55,111
Iochpe Maxion S.A. (Machinery)	144,700	359,748
IRB Brasil Resseguros S.A. (Insurance)	135,000	273,073
Localiza Rent a Car S.A. (Road & Rail)	104,000	782,376
Lojas Renner S.A. (Multiline Retail)	18,900	145,275
Magazine Luiza S.A. (Multiline Retail)	125,400	1,652,215
Marfrig Global Foods S.A. (Food Products) (a)	152,200	352,925
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	87,500	1,094,293
Petrobras Distribuidora S.A. (Specialty Retail)	16,600	65,782
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	171,500	704,531
SLC Agricola S.A. (Food Products)	55,700	241,724
Suzano S.A. (Paper & Forest Products) (a)	80,000	541,219
Vale S.A. (Metals & Mining)	122,875	1,263,524
WEG S.A. (Electrical Equipment)	78,000	725,912
XP, Inc, Class A (Capital Markets) (a)	39,000	1,638,390

		16,975,610

	Shares	Value

Canada 0.5%
Atlas Corp (Marine)	41,900	$318,440
Pan American Silver Corp. (Metals & Mining)	34,000	1,033,260
Suven Pharmaceuticals, Ltd. (Pharmaceuticals) (a)	13,588	85,353

		1,437,053

Chile 0.6%
Enel Americas S.A. (Electric Utilities)	6,255,610	944,358
Sociedad Quimica y Minera de Chile S.A., Sponsored ADR (Chemicals)	36,000	938,520

		1,882,878

China 40.1%
21Vianet Group, Inc., ADR (IT Services) (a)	22,200	529,692
360 Finance, Inc., ADR (Consumer Finance) (a)	41,300	442,323
A-Living Services Co., Ltd., Class H (Commercial Services & Supplies) (b)	148,000	746,817
Agricultural Bank of China, Ltd., Class H (Banks)	433,000	174,494
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	187,170	1,154,307
Alibaba Group Holding, Ltd. (Internet & Direct Marketing Retail) (a)	116,000	3,134,640
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	66,519	14,348,148
Alibaba Health Information Technology, Ltd. (Health Care Technology) (a)	440,000	1,285,139
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	232,500	1,563,797
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	42,000	374,598
BAIC Motor Corp., Ltd., Class H (Automobiles) (b)	1,678,000	730,509
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	6,600	791,274
Bank of China, Ltd., Class H (Banks)	4,298,000	1,589,551
Bank of Ningbo Co., Ltd., Class A (Banks)	269,916	1,003,095
Baozun, Inc., Sponsored ADR (Internet & Direct Marketing Retail) (a)(c)	29,000	1,115,050
Bilibili, Inc., Sponsored ADR (Entertainment) (a)	14,000	648,480
BYD Electronic International Co., Ltd. (Communications Equipment) (c)	104,500	239,497
Central China Real Estate, Ltd. (Real Estate)	397,000	185,061
China Aoyuan Group, Ltd. (Real Estate Management & Development)	766,000	927,483
China CITIC Bank Corp., Ltd., Class H (Banks)	1,203,000	525,071
China Construction Bank Corp., Class H (Banks)	7,025,000	5,676,759

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Everbright Bank Co., Ltd., Class H (Banks)	853,000	$320,486
China Galaxy Securities Co., Ltd., Class H (Capital Markets)	396,000	214,300
China Lesso Group Holdings, Ltd. (Building Products)	320,000	415,445
China Life Insurance Co., Ltd., Class H (Insurance)	270,000	542,255
China Lumena New Materials Corp. (Chemicals) (a)(c)(d)(e)(f)	6,500	0
China Medical System Holdings, Ltd. (Pharmaceuticals)	311,000	366,709
China Merchants Bank Co., Ltd., Class H (Banks)	470,000	2,164,710
China Minsheng Banking Corp., Ltd., Class H (Banks)	1,137,500	781,386
China Mobile, Ltd. (Wireless Telecommunication Services)	127,000	858,148
China National Building Material Co., Ltd., Class H (Construction Materials)	1,782,000	1,899,524
China Overseas Grand Oceans Group, Ltd. (Real Estate Management & Development)	365,000	206,077
China Railway Group, Ltd., Class H (Construction & Engineering)	1,040,000	537,115
China Shineway Pharmaceutical Group, Ltd. (Pharmaceuticals)	119,000	78,878
China Tourism Group Duty Free Corp., Ltd., Class A (Specialty Retail)	26,000	569,490
China Tower Corp., Ltd., Class H (Diversified Telecommunication Services) (b)	1,400,000	247,781
China Traditional Chinese Medicine Holdings Co., Ltd. (Pharmaceuticals)	1,410,000	679,634
Chlitina Holding, Ltd. (Personal Products)	57,000	418,289
CIFI Holdings Group Co., Ltd. (Real Estate)	600,000	468,243
CITIC, Ltd. (Industrial Conglomerates)	749,000	704,693
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	1,370,000	1,538,644
Consun Pharmaceutical Group, Ltd. (Pharmaceuticals)	147,000	60,614
Contemporary Amperex Technology Co., Ltd., Class A (Electrical Equipment)	45,906	1,132,900
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies)	194,000	902,124
ENN Energy Holdings, Ltd. (Gas Utilities)	105,000	1,179,272
Far East Horizon, Ltd. (Diversified Financial Services)	339,000	288,038
Geely Automobile Holdings, Ltd. (Automobiles)	119,930	188,303
Great Wall Motor Co., Ltd., Class H (Automobiles)	329,000	206,272
Hangzhou Tigermed Consulting Co., Ltd., Class A (Life Sciences Tools & Services)	77,919	1,123,178
Hengli Petrochemical Co., Ltd., Class A (Chemicals)	419,936	831,753
Hundsun Technologies, Inc., Class A (Software)	108,904	1,659,830
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	2,184,000	1,322,853

	Shares	Value
China (continued)
Innovent Biologics, Inc. (Biotechnology) (a)(b)	43,000	$319,380
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	86,252	5,190,645
Kaisa Group Holdings, Ltd. (Real Estate Management & Development) (a)	883,000	333,172
Kingsoft Corp., Ltd. (Software) (c)	38,000	176,982
KWG Group Holdings, Ltd. (Real Estate Management & Development) (a)	372,500	624,655
Lepu Medical Technology Beijing Co., Ltd., Class A (Health Care Equipment & Supplies)	59,997	309,950
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods)	210,000	667,542
Longfor Group Holdings, Ltd. (Real Estate Management & Development) (b)	230,000	1,095,505
Luxshare Precision Industry Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	220,904	1,605,734
Luye Pharma Group, Ltd. (Pharmaceuticals) (b)(c)	83,500	51,118
Meituan Dianping, Class B (Internet & Direct Marketing Retail) (a)	171,350	3,806,250
NetEase, Inc., ADR (Entertainment)	6,820	2,928,372
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (a)	10,600	1,380,438
Offcn Education Technology Co., Ltd., Class A (Diversified Consumer Services)	164,000	643,739
PICC Property & Casualty Co., Ltd., Class H (Insurance)	176,000	144,793
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)	29,000	2,489,360
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	485,000	4,843,722
Postal Savings Bank of China Co., Ltd., Class H (Banks) (b)	1,320,000	758,718
Powerlong Real Estate Holdings, Ltd. (Real Estate)	644,000	361,075
Ronshine China Holdings, Ltd. (Real Estate) (a)	11,000	9,691
Sany Heavy Industry Co., Ltd., Class A (Machinery)	410,906	1,090,725
Seazen Group, Ltd. (Real Estate Management & Development) (a)	498,000	433,020
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (a)(c)	169,500	591,282
Shandong Linglong Tyre Co., Ltd., Class A (Auto Components)	269,900	771,218
Shandong Weigao Group Medical Polymer Co., Ltd., Class H (Health Care Equipment & Supplies)	128,000	284,405
Shandong Xinhua Pharmaceutical Co., Ltd., Class H (Pharmaceuticals)	56,000	30,402

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Shenzhen Inovance Technology Co., Ltd., Class A (Machinery)	170,000	$913,518
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A (Health Care Equipment & Supplies)	12,000	518,924
Shimao Group Holdings, Ltd. (Real Estate)	455,500	1,930,308
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	1,506,000	143,676
Silergy Corp. (Semiconductors & Semiconductor Equipment)	28,800	1,869,045
Sinopec Engineering Group Co., Ltd., Class H (Construction & Engineering)	129,500	55,266
Sinopharm Group Co., Ltd., Class H (Health Care Providers & Services)	142,400	364,937
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	37,800	603,239
TAL Education Group, ADR (Diversified Consumer Services) (a)	9,200	629,096
Tencent Holdings, Ltd. (Interactive Media & Services)	273,600	17,574,369
Vipshop Holdings, Ltd., ADR (Internet & Direct Marketing Retail) (a)	105,300	2,096,523
Weichai Power Co., Ltd., Class H (Machinery)	120,000	223,871
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	181,500	32,277
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(b)	53,000	971,116
Xiaomi Corp., Class B (Technology Hardware, Storage & Peripherals) (a)(b)	290,000	481,128
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	1,130,000	1,075,231
Yantai Jereh Oilfield Services Group Co., Ltd., Class A (Energy Equipment & Services)	185,948	815,946
Yealink Network Technology Corp., Ltd., Class A (Communications Equipment)	72,000	695,359
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H (Pharmaceuticals) (b)(c)	202,800	413,977
Yihai International Holding, Ltd. (Food Products) (a)	128,000	1,313,706
Yonyou Network Technology Co., Ltd., Class A (Software)	180,215	1,118,392
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	1,886,000	336,100
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	8,500	408,595
Zhejiang Dingli Machinery Co., Ltd., Class A (Machinery)	111,994	1,200,560
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	220,000	1,227,574

	Shares	Value
China (continued)
ZTO Express Cayman, Inc., ADR (Air Freight & Logistics)	31,000	$1,138,010

		128,185,365

Colombia 0.4%
Bancolombia S.A., Sponsored ADR (Banks)	31,000	815,610
Corp. Financiera Colombiana S.A. (Diversified Financial Services) (a)	9,604	70,995
Grupo Argos S.A. (Construction Materials)	22,401	59,013
Interconexion Electrica S.A. E.S.P. (Electric Utilities)	72,642	363,403

		1,309,021

Egypt 0.0% ‡
Commercial International Bank Egypt S.A.E., GDR (Banks)	9,497	36,658

Greece 0.2%
FF Group (Textiles, Apparel & Luxury Goods) (a)(d)(e)(f)	19,000	51,232
Public Power Corp. S.A. (Electric Utilities) (a)	109,213	425,901

		477,133

Hong Kong 1.1%
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(d)(e)(f)	75,000	0
China Resources Cement Holdings, Ltd. (Construction Materials)	236,000	291,288
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	7,000	298,331
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	656,500	658,763
NetDragon Websoft Holdings, Ltd. (Entertainment)	135,000	379,395
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	700,000	636,044
Techtronic Industries Co., Ltd. (Machinery)	62,000	604,855
Xinyi Glass Holdings, Ltd. (Auto Components)	640,000	787,176

		3,655,852

India 7.1%
Alkem Laboratories, Ltd. (Pharmaceuticals)	7,110	223,648
Asian Paints, Ltd. (Chemicals)	27,000	607,010
Aurobindo Pharma, Ltd. (Pharmaceuticals)	34,849	356,177
Avanti Feeds, Ltd. (Food Products)	46,335	312,329
Avenue Supermarts, Ltd. (Food & Staples Retailing) (a)(b)	13,175	400,778
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	7,431	36,962
Bharti Airtel, Ltd. (Wireless Telecommunication Services) (a)	58,544	434,058
Bharti Infratel, Ltd. (Diversified Telecommunication Services)	36,421	106,849

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
India (continued)
Biocon, Ltd. (Biotechnology)	192,000	$994,911
Cipla, Ltd. (Pharmaceuticals)	3,783	32,244
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	4,574	138,376
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	18,749	986,227
GAIL India, Ltd. (Gas Utilities)	301,039	408,639
HCL Technologies, Ltd. (IT Services)	23,568	174,676
HDFC Bank, Ltd. (Banks)	88,000	1,255,111
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	117,246	337,481
Hindustan Unilever, Ltd. (Household Products)	34,609	998,982
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	43,556	1,025,349
ICICI Bank, Ltd. (Banks)	229,720	1,066,526
ICICI Lombard General Insurance Co., Ltd. (Insurance) (b)	42,000	710,274
ICICI Securities, Ltd. (Capital Markets) (b)	2,662	16,698
Indiabulls Ventures, Ltd. (Capital Markets)	58,021	90,207
Info Edge India, Ltd. (Interactive Media & Services)	26,000	951,252
Infosys, Ltd. (IT Services)	67,397	655,715
Ipca Laboratories, Ltd. (Pharmaceuticals)	6,435	142,584
JSW Steel, Ltd. (Metals & Mining)	200,000	504,207
Jubilant Foodworks, Ltd. (Hotels, Restaurants & Leisure)	38,000	872,432
Max Financial Services, Ltd. (Insurance) (a)	17,310	123,000
Nestle India, Ltd. (Food Products)	1,183	268,909
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	360,000	1,245,183
Piramal Enterprises, Ltd. (Pharmaceuticals)	2,410	43,984
Power Grid Corp. of India, Ltd. (Electric Utilities)	22,979	53,476
REC, Ltd. (Diversified Financial Services)	295,110	422,743
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	242,273	5,486,575
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels) (a)	10,933	115,826
State Bank of India (Banks) (a)	165,142	392,247
Tata Consultancy Services, Ltd. (IT Services)	8,757	242,736
Tata Consumer Products, Ltd. (Food Products)	82,000	422,445
UPL, Ltd. (Chemicals)	28,703	162,709

		22,819,535

Indonesia 1.2%
PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	8,248,900	575,266
PT Bank Central Asia Tbk (Banks)	560,000	1,116,786
PT Gudang Garam Tbk (Tobacco)	256,300	846,580
PT Indah Kiat Pulp & Paper Corp. Tbk (Paper & Forest Products)	1,400,000	586,256
PT Indofood Sukses Makmur Tbk (Food Products)	1,168,800	534,220
PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	236,600	274,304

		3,933,412

	Shares	Value
Luxembourg 0.1%
Reinet Investments SCA (Capital Markets)	23,152	$406,282

Malaysia 1.5%
AMMB Holdings BHD (Banks)	506,200	368,738
Dialog Group BHD (Energy Equipment & Services)	1,300,000	1,101,466
Hartalega Holdings BHD (Health Care Equipment & Supplies)	546,200	1,668,144
Kuala Lumpur Kepong BHD (Food Products)	10,900	56,585
MISC BHD (Marine)	319,100	571,166
Telekom Malaysia BHD (Diversified Telecommunication Services)	145,600	141,651
Top Glove Corp. BHD (Health Care Equipment & Supplies)	210,300	795,133

		4,702,883

Mexico 1.1%
Aleatica, S.A.B. de C.V. (Transportation Infrastructure)	44,500	38,702
Alsea S.A.B. de C.V. (Hotels, Restaurants & Leisure) (a)	790,000	777,128
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	378,300	243,098
Gruma S.A.B. de C.V., Class B (Food Products)	66,885	724,999
Grupo Comercial Chedraui S.A. de C.V. (Food & Staples Retailing)	45,200	53,431
Grupo Mexico S.A.B. de C.V., Series B (Metals & Mining)	363,400	844,289
Industrias Bachoco S.A.B. de C.V., Series B (Food Products)	12,700	37,032
Infraestructura Energetica Nova S.A.B. de C.V. (Gas Utilities)	107,300	308,626
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	179,500	429,294

		3,456,599

Peru 0.9%
Credicorp, Ltd. (Banks)	6,200	828,754
Southern Copper Corp. (Metals & Mining)	48,000	1,908,960

		2,737,714

Philippines 0.4%
Cebu Air, Inc. (Airlines)	7,160	5,686
First Gen Corp. (Independent Power & Renewable Electricity Producers)	61,400	30,158
Globe Telecom, Inc. (Wireless Telecommunication Services)	10,091	417,101
Metro Pacific Investments Corp. (Diversified Financial Services)	4,035,000	301,547
PLDT, Inc. (Wireless Telecommunication Services)	22,455	560,291

		1,314,783

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Poland 1.4%
Asseco Poland S.A. (Software)	22,497	$375,183
CCC S.A. (Textiles, Apparel & Luxury Goods)	48,000	723,422
CD Projekt S.A. (Entertainment)	13,754	1,371,845
Dino Polska S.A. (Food & Staples Retailing) (a)(b)	20,000	1,013,502
Enea S.A. (Electric Utilities) (a)	156,185	282,539
Eurocash S.A. (Food & Staples Retailing)	54,437	238,232
PLAY Communications S.A. (Wireless Telecommunication Services) (b)	51,845	397,619
Polski Koncern Naftowy ORLEN S.A. (Oil, Gas & Consumable Fuels)	11,632	183,988

		4,586,330

Republic of Korea 11.7%
BNK Financial Group, Inc. (Banks)	14,334	59,562
Celltrion, Inc. (Biotechnology) (a)	4,800	1,229,972
CJ CheilJedang Corp. (Food Products)	3,550	970,916
Daelim Industrial Co., Ltd. (Construction & Engineering)	10,559	729,198
E-MART, Inc. (Food & Staples Retailing)	286	25,292
GS Engineering & Construction Corp. (Construction & Engineering)	27,086	559,786
GS Holdings Corp. (Oil, Gas & Consumable Fuels)	2,270	68,388
Hana Financial Group, Inc. (Banks)	44,566	1,014,454
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	60,000	1,142,043
Industrial Bank of Korea (Banks)	56,530	383,917
Kakao Corp. (Interactive Media & Services)	6,200	1,392,089
KB Financial Group, Inc. (Banks)	94,166	2,692,445
Kia Motors Corp. (Automobiles)	7,571	204,157
Korea Investment Holdings Co., Ltd. (Capital Markets)	25,484	942,311
LG Chem, Ltd. (Chemicals)	1,700	702,370
LG Household & Health Care, Ltd. (Personal Products)	500	559,387
MegaStudyEdu Co., Ltd. (Diversified Consumer Services)	727	21,646
Meritz Securities Co., Ltd. (Capital Markets)	143,177	364,689
Mirae Asset Life Insurance Co., Ltd. (Insurance)	7,280	16,158
NAVER Corp. (Interactive Media & Services)	6,300	1,412,883
NCSoft Corp. (Entertainment)	3,374	2,516,947
Orion Corp. (Food Products)	5,600	628,572
POSCO (Metals & Mining)	3,607	521,604
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)(b)	1,700	1,103,488
Samsung C&T Corp. (Industrial Conglomerates)	9,000	876,990
Samsung Electro-Mechanics Co., Ltd. (Electronic Equipment, Instruments & Components)	6,200	672,761
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	260,023	11,526,594
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	56,000	578,744

	Shares	Value
Republic of Korea (continued)
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	4,908	$1,501,015
SK Gas, Ltd. (Oil, Gas & Consumable Fuels)	909	56,319
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	36,400	2,603,926
Tongyang Life Insurance Co., Ltd. (Insurance)	38,341	92,566
Woori Financial Group, Inc. (Banks)	24,399	180,768

		37,351,957

Russia 3.8%
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	272,044	1,474,479
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,279	94,927
MMC Norilsk Nickel PJSC (Metals & Mining)	3,600	949,580
MMC Norilsk Nickel PJSC ADR (Metals & Mining)	23,611	621,678
Novatek PJSC, Sponsored GDR (Oil, Gas & Consumable Fuels)	442	62,852
Polymetal International PLC (Metals & Mining)	83,138	1,665,392
Polyus PJSC (Metals & Mining) (a)	7,600	1,285,061
QIWI PLC, Sponsored ADR (IT Services)	31,000	536,920
Sberbank of Russia PJSC, Sponsored ADR (Banks)	123,813	1,404,039
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	174,857	934,611
Tatneft PJSC (Oil, Gas & Consumable Fuels)	86,000	671,759
TCS Group Holding PLC (Banks)	54,000	1,096,200
Yandex N.V., Class A (Interactive Media & Services) (a)	26,000	1,300,520

		12,098,018

South Africa 4.3%
AngloGold Ashanti, Ltd. (Metals & Mining)	57,205	1,679,691
Astral Foods, Ltd. (Food Products)	35,461	298,235
Capitec Bank Holdings, Ltd. (Banks)	10,000	494,618
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	154,298	236,383
DRDGOLD, Ltd. (Metals & Mining)	122,724	191,401
Gold Fields, Ltd. (Metals & Mining)	38,473	363,724
Impala Platinum Holdings, Ltd. (Metals & Mining)	160,382	1,071,296
Kumba Iron Ore, Ltd. (Metals & Mining)	37,536	1,002,463
MTN Group, Ltd. (Wireless Telecommunication Services) (c)	202,994	617,547
Naspers, Ltd. (Internet & Direct Marketing Retail)	36,772	6,708,326
Old Mutual, Ltd. (Insurance)	611,169	423,833
Sibanye Stillwater, Ltd. (Metals & Mining) (a)	227,911	495,984
Vodacom Group, Ltd. (Wireless Telecommunication Services) (c)	35,303	250,045
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & Engineering)	9,020	52,488

		13,886,034

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Spain 0.0% ‡
Banco Santander S.A. (Banks) (a)	18,499	$45,667

Taiwan 11.6%
Accton Technology Corp. (Communications Equipment)	126,000	971,534
Airtac International Group (Machinery)	105,000	1,851,924
Asia Cement Corp. (Construction Materials)	226,000	333,383
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	18,800	788,767
Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	133,000	972,467
Cathay Financial Holding Co., Ltd. (Insurance)	370,000	524,068
Chailease Holding Co., Ltd. (Diversified Financial Services)	436,800	1,844,334
ChipMOS Technologies, Inc. (Semiconductors & Semiconductor Equipment)	65,000	74,326
CTBC Financial Holding Co., Ltd. (Banks)	1,418,000	975,817
E.Sun Financial Holding Co., Ltd. (Banks)	1,800,000	1,691,413
Fubon Financial Holding Co., Ltd. (Insurance)	193,000	286,587
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	35,000	476,863
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	155,892	455,014
International Games System Co., Ltd. (Entertainment)	21,000	524,858
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	2,000	275,997
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	91,000	1,780,490
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	252,000	545,436
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	359,000	1,298,727
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	86,000	868,932
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	251,000	601,477
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	125,000	404,924
Standard Foods Corp. (Food Products)	75,000	159,955
TaiDoc Technology Corp. (Health Care Equipment & Supplies) (a)	43,000	399,094
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	1,471,000	15,566,181
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,819,000	978,575
Wistron Corp. (Technology Hardware, Storage & Peripherals)	427,000	516,601

	Shares	Value
Taiwan (continued)
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	33,600	$911,242
Yageo Corp. (Electronic Equipment, Instruments & Components)	71,000	913,795
Yuanta Financial Holding Co., Ltd. (Diversified Financial Services)	264,000	155,690

		37,148,471

Thailand 1.1%
Airports of Thailand PCL, NVDR (Transportation Infrastructure)	340,000	666,819
Berli Jucker PCL, NVDR (Food & Staples Retailing)	128,100	163,812
Carabao Group PCL, NVDR (Beverages)	118,700	399,685
Charoen Pokphand Foods PCL, NVDR (Food Products)	979,000	1,007,162
Krung Thai Bank PCL, NVDR (Banks)	1,091,800	364,170
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	205,900	252,003
Srisawad Corp. PCL, NVDR (Consumer Finance) (a)	480,000	811,395

		3,665,046

Turkey 0.6%
BIM Birlesik Magazalar A/S (Food & Staples Retailing)	12,416	123,163
Enerjisa Enerji A/S (Electric Utilities) (b)	314,244	394,158
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	126,207	157,936
Haci Omer Sabanci Holding A/S (Diversified Financial Services)	421,536	568,075
Turk Hava Yollari AO (Airlines) (a)	300,000	547,748

		1,791,080

United States 0.3%
EPAM Systems, Inc. (IT Services) (a)	2,800	705,628
Trip.com Group, Ltd., ADR (Internet & Direct Marketing Retail) (a)	11,200	290,304

		995,932

Total Common Stocks (Cost $270,674,581)		306,222,789

Exchange-Traded Funds 1.4%
United States 1.4%
iShares MSCI Saudi Arabia ETF (Capital Markets)	59,696	1,571,199
Xtrackers Harvest CSI 300 China A-Shares ETF (Capital Markets) (c)	104,799	3,113,578

Total Exchange-Traded Funds (Cost $4,790,544)		4,684,777

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Preferred Stocks 1.8%
Brazil 0.5%
Lojas Americanas S.A. 0.51% (Multiline Retail)	17,900	$105,924
Petroleo Brasileiro S.A. 3.09% (Oil, Gas & Consumable Fuels)	351,200	1,391,729

		1,497,653

Colombia 0.0% ‡
Grupo Aval Acciones y Valores S.A. 3.97% (Banks)	135,907	30,016

Republic of Korea 1.3%
Amorepacific Corp. 1.21% (Personal Products)	895	53,297
Hyundai Motor Co. 1.30% (Automobiles)	7,650	365,361
Hyundai Motor Co. 1.43% (Automobiles)	12,620	583,818
LG Household & Health Care, Ltd. 1.18% (Personal Products)	644	390,274
Samsung Electronics Co., Ltd. 2.19% (Technology Hardware, Storage & Peripherals)	73,500	2,870,336

		4,263,086

Total Preferred Stocks (Cost $6,904,565)		5,790,755

Short-Term Investments 0.9%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.05% (g)	173,638	173,638

Unaffiliated Investment Company 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (g)(h)	2,608,358	2,608,358

Total Short-Term Investments (Cost $2,781,996)		2,781,996

Total Investments (Cost $285,151,686)	99.8%	319,480,317
Other Assets, Less Liabilities	0.2	490,462
Net Assets	100.0%	$319,970,779
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $5,636,646; the total market value of collateral held by the Portfolio was $5,799,543. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,191,185 (See Note 2(N)).

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, the total market value of fair valued securities was $51,232, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Illiquid security—As of June 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $51,232, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(g)	Current yield as of June 30, 2020.

(h)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks: (b)
China	$36,905,818	$91,279,547	$—	$128,185,365
Greece	—	425,901	51,232	477,133
Hong Kong	—	3,655,852	—	3,655,852
India	1,102,053	21,717,482	—	22,819,535
Indonesia	—	3,933,412	—	3,933,412
Luxembourg	—	406,282	—	406,282
Malaysia	—	4,702,883	—	4,702,883
Philippines	—	1,314,783	—	1,314,783
Poland	—	4,586,330	—	4,586,330
Republic of Korea	25,292	37,326,665	—	37,351,957
Russia	10,432,626	1,665,392	—	12,098,018
South Africa	363,724	13,522,310	—	13,886,034
Taiwan	2,271,195	34,877,276	—	37,148,471
Thailand	—	3,665,046	—	3,665,046
Turkey	—	1,791,080	—	1,791,080
All Other Countries	30,200,608	—	—	30,200,608

Total Common Stocks (b)	81,301,316	224,870,241	51,232	306,222,789

Exchange-Traded Funds	4,684,777	—	—	4,684,777
Preferred Stocks	1,527,669	4,263,086	—	5,790,755
Short-Term Investments
Affiliated Investment Company	173,638	—	—	173,638
Unaffiliated Investment Company	2,608,358	—	—	2,608,358

Total Short-Term Investments	2,781,996	—	—	2,781,996

Total Investments in Securities	$90,295,758	$229,133,327	$51,232	$319,480,317

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The Level 3 securities valued at $0, $51,232 and $0 is held in China, Greece and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (unaudited)

	Value	Percent †
Air Freight & Logistics	$1,138,010	0.4%
Airlines	553,434	0.2
Auto Components	1,558,394	0.5
Automobiles	2,278,420	0.7
Banks	31,499,148	9.8
Beverages	399,685	0.1
Biotechnology	2,544,263	0.8
Building Products	415,445	0.1
Capital Markets	11,270,728	3.5
Chemicals	3,242,362	1.0
Commercial Services & Supplies	1,648,941	0.5
Communications Equipment	1,906,390	0.6
Construction & Engineering	2,512,597	0.8
Construction Materials	4,147,005	1.3
Consumer Finance	1,253,718	0.4
Diversified Consumer Services	3,406,216	1.1
Diversified Financial Services	3,651,422	1.1
Diversified Telecommunication Services	496,281	0.2
Electric Utilities	2,485,497	0.8
Electrical Equipment	1,858,812	0.6
Electronic Equipment, Instruments & Components	6,922,701	2.2
Energy Equipment & Services	1,917,412	0.6
Entertainment	8,369,897	2.6
Food & Staples Retailing	2,718,993	0.8
Food Products	7,535,211	2.4
Gas Utilities	1,896,537	0.6
Health Care Equipment & Supplies	3,975,650	1.2
Health Care Providers & Services	2,674,128	0.8
Health Care Technology	1,285,139	0.4
Hotels, Restaurants & Leisure	2,058,155	0.6
Household Products	998,982	0.3
Independent Power & Renewable Electricity Producers	359,648	0.1
Industrial Conglomerates	1,581,683	0.5
Insurance	9,248,740	2.9
Interactive Media & Services	23,422,387	7.3
Internet & Direct Marketing Retail	40,758,023	12.7
IT Services	2,845,367	0.9
Life Sciences Tools & Services	3,336,158	1.0
Machinery	6,245,201	2.0
Marine	889,606	0.3
Metals & Mining	15,560,050	4.9
Multiline Retail	1,903,414	0.6
Oil, Gas & Consumable Fuels	17,100,392	5.3
Paper & Forest Products	1,763,519	0.6
Personal Products	1,421,247	0.4
Pharmaceuticals	3,750,336	1.2
Real Estate	2,954,378	0.9

	Value	Percent †
Real Estate Management & Development	3,956,012	1.2
Road & Rail	782,376	0.2
Semiconductors & Semiconductor Equipment	28,377,269	8.9
Software	3,330,387	1.0
Specialty Retail	1,862,846	0.6
Technology Hardware, Storage & Peripherals	17,823,804	5.6
Textiles, Apparel & Luxury Goods	2,450,548	0.8
Thrifts & Mortgage Finance	1,025,349	0.3
Tobacco	846,580	0.3
Transportation Infrastructure	705,521	0.2
Wireless Telecommunication Services	3,777,907	1.2

	316,698,321	98.9
Short-Term Investments	2,781,996	0.9
Other Assets, Less Liabilities	490,462	0.2

Net Assets	$319,970,779	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $284,978,048) including securities on loan of $5,636,646	$319,306,679
Investment in affiliated investment company, at value (identified cost $173,638)	173,638
Cash denominated in foreign currencies (identified cost $1,234,620)	1,233,461
Receivables:
Investment securities sold	2,170,789
Dividends	1,252,191
Securities lending	18,091
Portfolio shares sold	5,981
Other assets	1,215

Total assets	324,162,045

Liabilities
Due to custodian	308,207
Cash collateral received for securities on loan	2,608,358
Payables:
Investment securities purchased	655,762
Manager (See Note 3)	259,209
Portfolio shares redeemed	129,255
Custodian	117,094
Shareholder communication	42,832
Foreign capital gains tax (See Note 2(C))	28,569
NYLIFE Distributors (See Note 3)	21,492
Professional fees	11,962
Trustees	466
Accrued expenses	8,060

Total liabilities	4,191,266

Net assets	$319,970,779

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,037
Additional paid-in capital	344,166,421

344,202,458
Total distributable earnings (loss)	(24,231,679)

Net assets	$319,970,779

Initial Class
Net assets applicable to outstanding shares	$214,646,066

Shares of beneficial interest outstanding	24,163,346

Net asset value per share outstanding	$8.88

Service Class
Net assets applicable to outstanding shares	$105,324,713

Shares of beneficial interest outstanding	11,873,634

Net asset value per share outstanding	$8.87

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,776,051
Securities lending	48,420

Total income	3,824,471

Expenses
Manager (See Note 3)	1,631,122
Custodian	213,964
Distribution/Service—Service Class (See Note 3)	132,603
Professional fees	63,898
Shareholder communication	30,674
Trustees	4,275
Interest expense	3,155
Miscellaneous	13,950

Total expenses	2,093,641

Net investment income (loss)	1,730,830

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions

Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(15,993,233)
Foreign currency forward transactions	3,805
Foreign currency transactions	(378,702)

Net realized gain (loss) on investments and foreign currency transactions	(16,368,130)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	(12,023,394)
Translation of other assets and liabilities in foreign currencies	(54,237)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,077,631)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(28,445,761)

Net increase (decrease) in net assets resulting from operations	$(26,714,931)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $486,592.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $39,461.
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $64,540.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,730,830	$9,785,430
Net realized gain (loss) on investments and foreign currency transactions	(16,368,130)	2,230,170
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,077,631)	69,303,284

Net increase (decrease) in net assets resulting from operations	(26,714,931)	81,318,884

Distributions to shareholders:
Initial Class	—	(3,920,323)
Service Class	—	(1,358,927)

Total distributions to shareholders	—	(5,279,250)

Capital share transactions:
Net proceeds from sale of shares	1,635,337	6,085,713
Net asset value of shares issued to shareholders in reinvestment of distributions	—	5,279,250
Cost of shares redeemed	(55,032,822)	(190,653,638)

Increase (decrease) in net assets derived from capital share transactions	(53,397,485)	(179,288,675)

Net increase (decrease) in net assets	(80,112,416)	(103,249,041)

Net Assets
Beginning of period	400,083,195	503,332,236

End of period	$319,970,779	$400,083,195

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$9.46		$7.99	$10.22	$7.22	$6.83		$8.27

Net investment income (loss) (a)	0.05		0.19	0.12	0.09	0.06		0.06

Net realized and unrealized gain (loss) on investments	(0.62)		1.42	(2.19)	3.03	0.37		(1.38)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.01)	(0.01)		(0.02)

Total from investment operations	(0.58)		1.60	(2.09)	3.11	0.42		(1.34)

Less distributions:

From net investment income	—		(0.13)	(0.14)	(0.11)	(0.03)		(0.10)

Net asset value at end of period	$8.88		$9.46	$7.99	$10.22	$7.22		$6.83

Total investment return (b)	(6.13	%)(c)	20.08%	(20.55%)	43.12%	6.23%		(16.20%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.13	% ††	2.18%	1.27%	0.94%	0.91	%(d)	0.77%

Net expenses (e)(f)	1.20	% ††	1.17%	1.16%	1.24%	1.29%		1.40%

Portfolio turnover rate	62%		121%	135%	149%	123%		207%

Net assets at end of period (in 000’s)	$214,646		$273,042	$371,834	$497,861	$257,593		$204,138

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
June 30, 2020*	1.20	% ††	—
December 31, 2019	1.17%		—
December 31, 2018	1.16%		—
December 31, 2017	1.24%		0.00	% (g)
December 31, 2016	1.29	% (h)	0.00	% (g)
December 31, 2015	1.40%		0.00	% (g)

(g)	Less than 0.01%.
(h)	Without the custody fee reimbursement, net expenses would have been 1.37%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$9.45		$7.98	$10.20	$7.21	$6.82		$8.25

Net investment income (loss) (a)	0.04		0.17	0.10	0.07	0.05		0.04

Net realized and unrealized gain (loss) on investments	(0.61)		1.41	(2.19)	3.02	0.36		(1.37)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.01)	(0.01)		(0.02)

Total from investment operations	(0.58)		1.57	(2.11)	3.08	0.40		(1.35)

Less distributions:

From net investment income	—		(0.10)	(0.11)	(0.09)	(0.01)		(0.08)

Net asset value at end of period	$8.87		$9.45	$7.98	$10.20	$7.21		$6.82

Total investment return (b)	(6.14	%)(c)	19.78%	(20.74%)	42.77%	5.96%		(16.42%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.91	% ††	2.00%	1.07%	0.73%	0.69	%(d)	0.52%

Net expenses (e)(f)	1.45	% ††	1.42%	1.41%	1.49%	1.55%		1.65%

Portfolio turnover rate	62%		121%	135%	149%	123%		207%

Net assets at end of period (in 000’s)	$105,325		$127,042	$131,498	$208,590	$155,777		$163,884

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
June 30, 2020*	1.45	% ††	—
December 31, 2019	1.42%		—
December 31, 2018	1.41%		—
December 31, 2017	1.49%		0.00	% (g)
December 31, 2016	1.55	% (h)	0.00	% (g)
December 31, 2015	1.65%		0.00	% (g)

(g)	Less than 0.01%.
(h)	Without the custody fee reimbursement, net expenses would have been 0.78%.

24	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

25

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

26	MainStay VP Emerging Markets Equity Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2020, and can change at any time. Illiquid investments as of June 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio,

27

Notes to Financial Statements (Unaudited) (continued)

including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any futures contracts.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-

28	MainStay VP Emerging Markets Equity Portfolio

traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2020, the Portfolio did not hold any foreign currency forward contracts.

(K)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the six-month period ended June 30, 2020, the Portfolio did not engage in short sales as part of its investment strategies.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities–at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses–at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2020, the Portfolio did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the

29

Notes to Financial Statements (Unaudited) (continued)

account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $5,636,646; the total market value of collateral held by the Portfolio was $5,799,543. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $3,191,185 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $2,608,358.

(O)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$3,805	$3,805

Total Realized Gain (Loss)		$3,805	$3,805

Average Notional Amount
		Foreign Exchange Contracts Risk	Total
Forward Contracts Long (a)		$284,256	$284,256
Forward Contracts Short (a)		$(101,979)	$(101,979)

(a) Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC

30	MainStay VP Emerging Markets Equity Portfolio

(“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam Belgium. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of Portfolio’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 1.00%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,631,122 and paid MacKay Shields and Candriam Belgium $358,622 and $456,939, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$609	$45,131	$(45,566)	$—	$—	$174	$—	$—	174

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$290,737,670	$48,714,855	$(19,972,208)	$28,742,647

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $48,799,435, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital LossAmounts (000’s)	Long-Term Capital LossAmounts (000’s)

Unlimited	$48,779	$ —

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$5,279,250	$—

31

Notes to Financial Statements (Unaudited) (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the six-month period ended June 30, 2020, the Portfolio utilized the line of credit for 7 days, maintained a balance of $6,475,429 at a rate of 2.51% and incurred interest expense in the amount of $3,155. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $200,155 and $253,397, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:

Shares sold	78,648	$650,152
Shares redeemed	(4,791,182)	(40,649,002)

Net increase (decrease)	(4,712,534)	$(39,998,850)

Year ended December 31, 2019:

Shares sold	463,656	$3,912,418

Shares issued to shareholders in reinvestment of distributions	467,198	3,920,323

Shares redeemed	(18,574,183)	(160,566,943)

Net increase (decrease)	(17,643,329)	$(152,734,202)

Service Class	Shares	Amount

Six-month period ended June 30, 2020:

Shares sold	125,732	$985,185
Shares redeemed	(1,689,946)	(14,383,820)

Net increase (decrease)	(1,564,214)	$(13,398,635)

Year ended December 31, 2019:

Shares sold	252,320	$2,173,295

Shares issued to shareholders in reinvestment of distributions	161,878	1,358,927
Shares redeemed	(3,448,546)	(30,086,695)

Net increase (decrease)	(3,034,348)	$(26,554,473)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

32	MainStay VP Emerging Markets Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust ; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

34	MainStay VP Emerging Markets Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781615	MSVPEME10-08/20 (NYLIAC) NI516

MainStay VP Floating Rate Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	–4.39%	–1.62%	2.67%	3.63%	0.65%
Service Class Shares	5/2/2005	–4.51	–1.89	2.41	3.37	0.90

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[3]	–4.61%	–1.99%	2.89%	4.17%
Credit Suisse Leveraged Loan Index[4]	–4.76	–2.27	2.94	4.34
Morningstar Bank Loan Category Average[5]	–5.50	–3.30	1.93	3.30

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$956.10	$3.16	$1,021.63	$3.27	0.65%

Service Class Shares	$1,000.00	$954.90	$4.37	$1,020.39	$4.52	0.90%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Electronics	14.3%

Healthcare, Education & Childcare	9.0

Hotels, Motels, Inns & Gaming	5.8

Utilities	5.4

Broadcasting & Entertainment	4.6

Diversified/Conglomerate Service	4.3

Telecommunications	4.1

Chemicals, Plastics & Rubber	3.9

Leisure, Amusement, Motion Pictures & Entertainment	3.9

Containers, Packaging & Glass	3.6

Diversified/Conglomerate Manufacturing	3.5

Insurance	3.3

Buildings & Real Estate	3.1

Beverage, Food & Tobacco	2.9

Retail Store	2.6

Personal, Food & Miscellaneous Services	2.2

Automobile	2.1

Banking	1.7

Oil & Gas	1.6

Aerospace & Defense	1.5

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.5

Mining, Steel, Iron & Non-Precious Metals	1.5

Finance	1.3

Personal & Nondurable Consumer Products (Manufacturing Only)	1.0

Printing & Publishing	1.0

Electric	0.9

Commercial Services	0.6

Ecological	0.5

Affiliated Investment Company	0.3

Chemicals	0.3

Auto Manufacturers	0.2%

Biotechnology	0.2

Cargo Transport	0.2

Environmental Controls	0.2

Food	0.2

Lodging	0.2

Metals & Mining	0.2

Packaging & Containers	0.2

Distribution & Wholesale	0.1

Entertainment	0.1

Home and Office Furnishings, Housewares & Durable Consumer Products	0.1

Household Products & Wares	0.1

Media	0.1

Mining	0.1

Miscellaneous—Manufacturing	0.1

Oil & Gas Services	0.1

Personal Transportation	0.1

Real Estate Investment Trusts	0.1

Retail	0.1

Communications Equipment	0.0	‡

Housewares	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Medical Equipment & Devices	0.0	‡

Oil, Gas & Consumable Fuels	0.0	‡

Pharmaceuticals	0.0	‡

Real Estate	0.0	‡

Short-Term Investments	6.0

Other Assets, Less Liabilities	–1.0

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡Less	than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Asurion LLC, 3.178%–6.678%, due 8/4/22–8/4/25

2.	Bausch Health Cos., Inc., 3.19%, due 6/2/25

3.	McAfee LLC, 3.934%–9.50%, due 9/30/24–9/29/25

4.	Charter Communications Operating LLC, 1.93%, due 4/30/25

5.	Calpine Corp., 2.43%, due 1/15/24–4/5/26

6.	Vistra Operations Co. LLC, 1.928%–5.00%, due 12/31/25–7/31/27

7.	Scientific Games International, Inc., 3.476%–7.00%, due 8/14/24–5/15/28

8.	UFC Holdings LLC, 4.25%, due 4/29/26

9.	SS&C Technologies, Inc., 1.928%, due 4/16/25

10.	Hyland Software, Inc., 4.00%–7.75%, due 7/1/24–7/7/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Floating Rate Portfolio returned –4.39% for Initial Class shares and –4.51% for Service Class shares. Over the same period, both share classes outperformed the –4.61% return of the S&P/LSTA Leveraged Loan Index, which is the Portfolio’s primary benchmark, and the –4.76% return of the Credit Suisse Leveraged Loan Index, which is the Portfolio’s secondary benchmark. As of June 30, 2020, both share classes also outperformed the –5.50% return of the Morningstar Bank Loan Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the S&P/LSTA Leveraged Loan Index primarily due to underweight exposure to sectors more vulnerable to the impact of the COVID-19 pandemic. The Portfolio also benefited from its underweight position in securities with low credit ratings, which underperformed the broader loan market. Finally, the Portfolio benefited from its exposure to high-yield bonds, which are not included in the benchmark and performed relatively well.

What was the Portfolio’s duration2 strategy during the reporting period?

Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which is the London InterBank Offered Rate (“LIBOR”).4 Issuers can generally borrow under a 30- to 90-day range with LIBOR. The weighted-average time to LIBOR reset on the Portfolio averaged approximately 40 days during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The impact of the pandemic on the global economy and financial markets, along with the corresponding increase in market volatility, prompted a significant response for the Portfolio. We sought to lower the Portfolio’s exposure to issuers and sectors we believe could prove vulnerable to the pandemic’s impact. We also sought to raise the Portfolio’s average cash balance to maintain liquidity. As the markets began to recover in the second half of the reporting period, we selectively and modestly added to the Portfolio’s high-yield bond allocation and to floating-rate loans we judged to be less vulnerable to the pandemic’s effects. These decisions collectively enhanced the Portfolio’s performance during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period the Portfolio realized its largest contributions to absolute performance from its underweight positions in retail, healthcare, and oil & gas which all underperformed the broader market during the reporting period. (Contributions take weightings and total returns into account.) Conversely, the Portfolio realized its biggest detractors to absolute performance from its overweight positions in gaming and home furnishings and its market weight position in insurance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases during the reporting period included bonds issued by telecommunications companies Sprint and CenturyLink, reflecting our favorable view of the business prospects and management of these issuers. The Portfolio’s largest sales during the same period included securities from beauty and personal care products maker Revlon, electric utility Oregon Clean Energy, British telecommunications company Inmarsat and resort and casino operator Caesars Entertainment. With the exception of Revlon bonds, these sales were not of the Portfolio’s full positions. The reductions in the Portfolio’s Inmarsat and Caesars holdings reflected our concerns over business disruption from the pandemic. Other sales were undertaken to help maintain the Portfolio’s liquidity and relative value.

How did the Portfolio’s sector weightings change during the reporting period?

In response to the pandemic and our outlook for its impact on economic growth, we made several changes to the Portfolio’s allocations. In particular, we reduced the Portfolio’s exposure to sectors we believed likely to prove vulnerable to pandemic-related disruptions, including automobiles, building materials, energy, gaming and retail. Offsetting these reductions, we increased the Portfolio’s exposure to sectors we judged to be more resilient, including aerospace & defense, cable & television broadcasting, packaging, food products and telecommunications.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

8	MainStay VP Floating Rate Portfolio

How was the Portfolio positioned at the end of the reporting period?

As noted earlier, during the reporting period the Portfolio moved to a modestly more defensive positioning in response to pandemic-related market volatility. As of June 30, 2020, the Portfolio was able to run with higher average cash balances. As of the same date, on a ratings basis, the Portfolio held overweight exposure to credits rated BB relative to the S&P/LSTA Leveraged Loan Index, and underweight exposure to credits rated B, CCC and below.5

5.

An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.5%† Corporate Bonds 4.0%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc. 6.875%, due 5/1/25	$200,000	$216,972
Spirit AeroSystems, Inc. 7.50%, due 4/15/25 (a)	900,000	887,625

		1,104,597

Auto Manufacturers 0.2%
Ford Motor Co. 8.50%, due 4/21/23	300,000	317,250
9.00%, due 4/22/25	600,000	649,320

		966,570

Chemicals 0.3%
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	400,000	396,000
Element Solutions, Inc. 5.875%, due 12/1/25 (a)	1,200,000	1,211,625
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)	500,000	511,845

		2,119,470

Commercial Services 0.6%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	850,000	851,827
Jaguar Holding Co. II / PPD Development L.P. 4.625%, due 6/15/25 (a)	1,200,000	1,221,240
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.25%, due 1/15/28 (a)	1,000,000	942,500
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	500,000	541,485

		3,557,052

Distribution & Wholesale 0.1%
IAA, Inc. 5.50%, due 6/15/27 (a)	500,000	515,810
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	344,750

		860,560

Electric 0.9%
Clearway Energy Operating LLC 5.75%, due 10/15/25	1,630,000	1,682,975
NRG Energy, Inc. 7.25%, due 5/15/26	1,300,000	1,371,500
Vistra Energy Corp. 8.125%, due 1/30/26 (a)	1,250,000	1,303,125

	Principal Amount	Value
Electric (continued)
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	$1,500,000	$1,516,875

		5,874,475

Entertainment 0.1%
Scientific Games International, Inc. 7.00%, due 5/15/28 (a)	900,000	720,000

Environmental Controls 0.2%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	800,000	830,000
GFL Environmental, Inc. (a) 4.25%, due 6/1/25	500,000	504,375
8.50%, due 5/1/27	228,000	247,950

		1,582,325

Food 0.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, L.P. / Albertsons LLC 4.875%, due 2/15/30 (a)	300,000	306,939
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	240,000	248,189
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	500,000	508,750

		1,063,878

Household Products & Wares 0.1%
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	300,000	307,500

Housewares 0.0%‡
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	200,000	207,750

Lodging 0.2%
Boyd Gaming Corp. (a) 4.75%, due 12/1/27	400,000	344,000
8.625%, due 6/1/25	1,000,000	1,045,000

		1,389,000

Media 0.1%
iHeartCommunications, Inc. 6.375%, due 5/1/26	105,206	104,154
8.375%, due 5/1/27	190,685	174,738
Univision Communications, Inc. 6.625%, due 6/1/27 (a)	600,000	573,000

		851,892

Mining 0.1%
Kaiser Aluminum Corp. 6.50%, due 5/1/25 (a)	650,000	671,938

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	$500,000	$486,250

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00%, due 2/15/25 (a)(b)(c)	200,000	2

Oil & Gas Services 0.1%
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	360,000	347,850

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.25%, due 4/30/25 (a)	1,000,000	1,024,990
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	220,000	213,400

		1,238,390

Pharmaceuticals 0.0%‡
Bausch Health Cos., Inc. 5.50%, due 11/1/25 (a)	300,000	307,500

Real Estate 0.0%‡
Realogy Group LLC / Realogy Co-Issuer Corp. 7.625%, due 6/15/25 (a)	240,000	240,048

Real Estate Investment Trusts 0.1%
Iron Mountain, Inc. 5.00%, due 7/15/28 (a)	350,000	342,895
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (a)	300,000	267,000

		609,895

Retail 0.1%
IRB Holding Corp. 7.00%, due 6/15/25 (a)	580,000	597,806

Telecommunications 0.1%
Telesat Canada / Telesat LLC 4.875%, due 6/1/27 (a)	600,000	588,000

Total Corporate Bonds (Cost $25,737,626)		25,692,748

	Principal Amount	Value
Floating Rate Loans 79.7% (d)
Aerospace & Defense 1.0%
Dynasty Acquisition Co., Inc. 2020 Term Loan B1 3.808% (3 Month LIBOR + 3.50%), due 4/6/26	$1,544,388	$1,316,590
2020 CAD Term Loan B2 3.808% (3 Month LIBOR + 3.50%), due 4/6/26	830,316	707,844
Science Applications International Corp. 2018 Term Loan B 2.053% (1 Month LIBOR + 1.875%), due 10/31/25	886,500	858,797
TransDigm, Inc. 2020 Term Loan E 2.428% (1 Month LIBOR + 2.25%), due 5/30/25	977,588	876,163
2020 Term Loan F 2.428% (1 Month LIBOR + 2.25%), due 12/9/25	3,125,233	2,811,407

		6,570,801

Automobile 2.0%
American Axle and Manufacturing, Inc. Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 4/6/24	1,824,728	1,728,930
AP Exhaust Acquisition LLC 2019 Term Loan B 6.36%-6.721% (3 Month LIBOR + 5.00%, 6 Month LIBOR + 5.00%), due 5/10/24 (e)	607,309	91,096
Autokiniton U.S. Holdings, Inc. 2018 Term Loan B 6.553% (1 Month LIBOR + 6.375%), due 5/22/25 (e)(f)	1,771,406	1,665,121
Belron Finance U.S. LLC 2018 Term Loan B 2.934% (3 Month LIBOR + 2.50%), due 11/13/25	985,000	952,988
USD Term Loan B 2.974% (3 Month LIBOR + 2.50%), due 11/7/24	975,000	943,313
2019 USD Term Loan B 3.26% (3 Month LIBOR + 2.50%), due 10/30/26	1,243,750	1,197,109
Chassix, Inc. 2017 1st Lien Term Loan 6.50% (3 Month LIBOR + 5.50%), due 11/15/23	1,462,500	1,023,750
IAA, Inc. Term Loan B 2.438% (1 Month LIBOR + 2.25%), due 6/28/26	1,418,750	1,356,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
KAR Auction Services, Inc. 2019 Term Loan B6 2.50% (1 Month LIBOR + 2.25%), due 9/19/26	$741,888	$702,938
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan 3.558% (3 Month LIBOR + 3.25%), due 3/20/25	1,575,325	1,403,351
Wand NewCo 3, Inc. 2020 Term Loan 4.072% (3 Month LIBOR + 3.00%), due 2/5/26	2,178,055	2,063,707

		13,128,983

Banking 1.7%
Apollo Commercial Real Estate Finance, Inc. Term Loan B 2.935% (1 Month LIBOR + 2.75%), due 5/15/26	1,485,000	1,366,200
Broadstreet Partners, Inc. 2020 Term Loan B 3.428% (1 Month LIBOR + 3.25%), due 1/27/27	2,553,953	2,430,245
Brookfield Property REIT, Inc. 1st Lien Term Loan B 2.678% (1 Month LIBOR + 2.50%), due 8/27/25	2,428,851	1,991,658
Edelman Financial Center LLC 2018 1st Lien Term Loan 3.18% (1 Month LIBOR + 3.00%), due 7/21/25	1,674,500	1,597,473
Greenhill & Co., Inc. Term Loan B 3.44% (1 Month LIBOR + 3.25%), due 4/12/24 (e)(f)	716,940	673,924
Jane Street Group LLC 2020 Term Loan 3.178% (1 Month LIBOR + 3.00%), due 1/31/25	1,861,587	1,804,188
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 3.822% (6 Month LIBOR + 2.75%), due 6/1/23	867,733	840,254

		10,703,942

Beverage, Food & Tobacco 1.9%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 3.685% (1 Month LIBOR + 3.50%), due 10/1/25	1,576,000	1,529,705

	Principal Amount	Value
Beverage, Food & Tobacco (continued)
Advantage Sales & Marketing, Inc.
Term Loan B2 4.25% (3 Month LIBOR + 3.25%), due 7/25/21	$970,000	$882,094
2014 2nd Lien Term Loan 7.50% (3 Month LIBOR + 6.50%), due 7/25/22 (e)	625,000	508,985
American Seafoods Group LLC 2017 1st Lien Term Loan 4.118%-4.13% (3 Month LIBOR + 2.75%), due 8/21/23	645,512	622,919
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 3/20/24 (e)	619,218	515,112
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 8/16/23 (e)	1,583,905	1,476,001
CHG PPC Parent LLC 2018 Term Loan B 2.928% (1 Month LIBOR + 2.75%), due 3/31/25	1,715,000	1,629,250
Hearthside Food Solutions LLC 2018 Term Loan B 3.866% (1 Month LIBOR + 3.687%), due 5/23/25	1,272,772	1,207,224
U.S. Foods, Inc. 2019 Term Loan B 3.072% (3 Month LIBOR + 2.00%), due 9/13/26	1,985,000	1,855,975
United Natural Foods, Inc. Term Loan B 4.428% (1 Month LIBOR + 4.25%), due 10/22/25	2,380,982	2,265,652

		12,492,917

Biotechnology 0.2%
Elanco Animal Health, Inc. Term Loan B TBD, due 2/4/27	1,600,000	1,524,000

Broadcasting & Entertainment 4.0%
Charter Communications Operating LLC 2019 Term Loan B1 1.93% (1 Month LIBOR + 1.75%), due 4/30/25	4,875,000	4,694,220
Clear Channel Outdoor Holdings, Inc. Term Loan B 4.26% (3 Month LIBOR + 3.50%), due 8/21/26	1,736,875	1,571,872

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Diamond Sports Group LLC Term Loan 3.43% (3 Month LIBOR + 3.25%), due 8/24/26	$2,972,513	$2,411,451
Entercom Media Corp. 2019 Term Loan 2.684% (1 Month LIBOR + 2.50%), due 11/18/24	890,652	829,976
Gray Television, Inc. 2018 Term Loan C 2.673% (1 Month LIBOR + 2.50%), due 1/2/26	2,506,446	2,420,809
Nexstar Broadcasting, Inc. 2019 Term Loan B4 2.923% (1 Month LIBOR + 2.75%), due 9/18/26	3,242,110	3,073,925
Nielsen Finance LLC Term Loan B4 2.18% (1 Month LIBOR + 2.00%), due 10/4/23	1,204,836	1,159,052
Radiate Holdco LLC 1st Lien Term Loan 3.75% (1 Month LIBOR + 3.00%), due 2/1/24	3,575,842	3,406,983
Terrier Media Buyer, Inc. Term Loan B 4.428% (1 Month LIBOR + 4.25%), due 12/17/26	829,167	789,091
Univision Communications, Inc. Term Loan C5 3.75% (1 Month LIBOR + 2.75%), due 3/15/24	3,624,095	3,349,269
WideOpenWest Finance LLC 2017 Term Loan B 4.25% (1 Month LIBOR + 3.25%), due 8/18/23	1,930,413	1,835,500

		25,542,148

Buildings & Real Estate 3.1%
American Bath Group LLC 2018 Term Loan B 5.00% (2 Month LIBOR + 4.00%), due 9/30/23 (e)	979,875	950,478
Core & Main L.P. 2017 Term Loan B 3.75% (3 Month LIBOR + 2.75%, 6 Month LIBOR + 2.750%), due 8/1/24	2,564,186	2,435,976
Cushman & Wakefield U.S. Borrower LLC 2020 Term Loan B 2.928% (1 Month LIBOR + 2.75%), due 8/21/25	2,955,094	2,774,094

	Principal Amount	Value
Buildings & Real Estate (continued)
Hamilton Holdco LLC 2018 Term Loan B 2.31% (3 Month LIBOR + 2.00%), due 1/2/27	$367,500	$352,800
Jeld-Wen, Inc. 2017 1st Lien Term Loan 2.178% (1 Month LIBOR + 2.00%), due 12/14/24	761,719	716,016
NCI Building Systems, Inc. 2018 Term Loan 3.941% (1 Month LIBOR + 3.75%), due 4/12/25	2,549,474	2,417,750
Realogy Group LLC 2018 Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 2/8/25	1,829,960	1,681,276
SIWF Holdings, Inc. 1st Lien Term Loan 5.322% (3 Month LIBOR + 4.25%), due 6/15/25	1,268,911	1,180,087
2nd Lien Term Loan 9.572% (6 Month LIBOR + 8.50%), due 6/15/26	120,000	100,200
SMG U.S. Midco 2, Inc. 2020 Term Loan 3.271%-3.518% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 1/23/25	1,839,506	1,618,766
SRS Distribution, Inc. 2018 1st Lien Term Loan 4.322% (3 Month LIBOR + 3.25%), due 5/23/25	2,062,019	1,948,608
VC GB Holdings, Inc. 2017 1st Lien Term Loan 4.00% (3 Month LIBOR + 3.00%), due 2/28/24 (e)(f)	1,182,128	1,117,111
Wilsonart LLC 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 12/19/23	2,465,285	2,374,890

		19,668,052

Cargo Transport 0.2%
Genesee & Wyoming, Inc. Term Loan 2.308% (3 Month LIBOR + 2.00%), due 12/30/26	1,496,250	1,439,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber 2.6%
Allnex USA, Inc. Term Loan B3 4.00% (3 Month LIBOR + 3.25%), due 9/13/23 (e)	$942,932	$887,928
Cabot Microelectronics Corp. 2019 Term Loan B1 2.188% (1 Month LIBOR + 2.00%), due 11/17/25	793,542	768,744
Emerald Performance Materials LLC (e)
New 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.50%), due 8/1/21	1,206,191	1,159,452
New 2nd Lien Term Loan 8.75% (1 Month LIBOR + 7.75%), due 8/1/22	507,183	483,092
Encapsys LLC 2020 Term Loan B2 4.25% (1 Month LIBOR + 3.25%), due 11/7/24	456,768	436,214
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.433% (3 Month LIBOR + 3.00%), due 12/29/23	874,735	835,372
Flint Group U.S. LLC 1st Lien Term Loan B2 4.02% (3 Month LIBOR + 3.00%), due 9/7/21 (e)	1,752,415	1,486,631
Ineos U.S. Finance LLC 2017 Term Loan B 2.178% (1 Month LIBOR + 2.00%), due 4/1/24	1,456,329	1,374,411
Innophos, Inc. 2020 Term Loan B 3.928% (1 Month LIBOR + 3.75%), due 2/4/27	1,496,250	1,462,584
Minerals Technologies, Inc. 2017 Term Loan B 3.00% (1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 2/14/24 (e)(f)	742,090	719,827
PQ Corp. 2018 Term Loan B 2.428% (1 Month LIBOR + 2.25%), due 2/7/27	1,227,861	1,192,780
TricorBraun Holdings, Inc. 2016 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 11/30/23	1,450,871	1,392,836

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Tronox Finance LLC Term Loan B 2.982%-3.058% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 9/23/24	$2,521,130	$2,410,831
Univar, Inc. 2019 USD Term Loan B5 2.178% (3 Month LIBOR + 2.00%), due 7/1/26	597,000	567,896
Venator Materials Corp. Term Loan B 3.178% (1 Month LIBOR + 3.00%), due 8/8/24	1,945,000	1,799,125
Zep, Inc. 2017 1st Lien Term Loan 5.072% (3 Month LIBOR + 4.00%), due 8/12/24 (e)	104,364	86,659

		17,064,382

Containers, Packaging & Glass 3.6%
Altium Packaging LLC Term Loan B 3.178% (1 Month LIBOR + 3.00%), due 6/14/26 (e)	990,025	949,186
Anchor Glass Container Corp. 2017 1st Lien Term Loan 4.121%-4.137% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 12/7/23	2,116,037	1,585,265
Berry Global, Inc. Term Loan Y 2.177% (1 Month LIBOR + 2.00%), due 7/1/26	3,212,538	3,067,973
BWAY Holding Co. 2017 Term Loan B 4.561% (3 Month LIBOR + 3.25%), due 4/3/24	2,887,673	2,580,136
Charter NEX U.S., Inc. Incremental Term Loan 3.428% (1 Month LIBOR + 3.25%), due 5/16/24	856,077	815,414
Clearwater Paper Corp. Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 7/26/26	1,993,750	1,973,812
Consolidated Container Co. LLC 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 5/22/24	1,945,125	1,862,457

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Fort Dearborn Co. 2016 1st Lien Term Loan 5.192% (3 Month LIBOR + 4.00%), due 10/19/23	$1,420,213	$1,327,900
2016 2nd Lien Term Loan 9.516% (6 Month LIBOR + 8.50%), due 10/21/24 (e)	1,000,000	890,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 5.25% (3 Month LIBOR + 4.25%), due 6/30/22	2,431,250	2,247,387
Reynolds Consumer Products LLC Term Loan 1.928% (1 Month LIBOR + 1.75%), due 2/4/27	1,496,250	1,435,776
Reynolds Group Holdings, Inc. 2017 Term Loan 2.928% (1 Month LIBOR + 2.75%), due 2/5/23	2,040,240	1,942,309
Tank Holding Corp. 2020 Term Loan 3.678% (1 Month LIBOR + 3.50%), due 3/26/26	2,235,612	2,080,982
Trident TPI Holdings, Inc. 2017 Term Loan B1 4.072% (3 Month LIBOR + 3.00%), due 10/17/24	728,000	692,510

		23,451,107

Diversified/Conglomerate Manufacturing 3.3%
Allied Universal Holdco LLC 2019 Term Loan B 4.428% (1 Month LIBOR + 4.25%), due 7/10/26	995,000	961,834
EWT Holdings III Corp. 2020 Term Loan 2.928% (1 Month LIBOR + 2.75%), due 12/20/24	1,977,631	1,913,358
Filtration Group Corp. 2018 1st Lien Term Loan 3.178% (1 Month LIBOR + 3.00%), due 3/29/25	1,786,565	1,712,869
Gardner Denver, Inc. 2020 USD Term Loan 1.928% (1 Month LIBOR + 1.75%), due 3/1/27	2,008,713	1,903,255
GYP Holdings III Corp. 2018 Term Loan B 2.928% (1 Month LIBOR + 2.75%), due 6/1/25	1,410,519	1,358,506

	Principal Amount	Value
Diversified/Conglomerate Manufacturing (continued)
Hyster-Yale Group, Inc. Term Loan B 3.428% (1 Month LIBOR + 3.25%), due 5/30/23 (e)(f)	$1,369,444	$1,266,736
Ingersoll-Rand Services Co. 2020 USD Spinco Term Loan 1.928% (1 Month LIBOR + 1.75%), due 3/1/27	870,887	823,260
Iron Mountain, Inc. 2018 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 1/2/26	1,832,813	1,741,172
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 3.678% (1 Month LIBOR + 3.50%), due 9/6/25	1,079,469	908,553
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 3.428% (1 Month LIBOR + 3.25%), due 5/1/25	2,962,838	2,810,993
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 2.678% (1 Month LIBOR + 2.50%), due 2/1/27	2,325,109	2,238,886
Red Ventures LLC 2020 Term Loan B 2.678% (1 Month LIBOR + 2.50%), due 11/8/24	3,023,545	2,849,691
TRC Cos., Inc. Term Loan 4.50% (1 Month LIBOR + 3.50%), due 6/21/24 (e)	875,250	770,220

		21,259,333

Diversified/Conglomerate Service 4.3%
Applied Systems, Inc. 2017 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.25%), due 9/19/24	1,925,696	1,876,109
2017 2nd Lien Term Loan 8.00% (3 Month LIBOR + 7.00%), due 9/19/25	460,000	457,700
BidFair MergerRight, Inc. Term Loan B 6.50% (1 Month LIBOR + 5.50%), due 1/15/27	2,321,422	2,162,792
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 3.178% (1 Month LIBOR + 3.00%), due 6/15/25	980,000	898,334

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
BrightView Landscapes LLC 2018 1st Lien Term Loan B 2.722%-2.75% (1 Month LIBOR + 2.50%), due 8/15/25	$1,103,148	$1,070,054
CCC Information Services, Inc. 2017 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 4/29/24	945,128	908,268
Change Healthcare Holdings LLC 2017 Term Loan B 3.50% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/1/24	1,600,105	1,533,101
Element Materials Technology Group U.S. Holdings, Inc. 2017 Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 6/28/24 (e)	977,455	905,673
Greeneden U.S. Holdings II LLC 2018 Term Loan B 3.428% (1 Month LIBOR + 3.25%), due 12/1/23	1,436,885	1,380,308
IRI Holdings, Inc. 2018 1st Lien Term Loan 4.613% (3 Month LIBOR + 4.25%), due 12/1/25	2,203,782	2,078,900
Mitchell International, Inc. 2017 1st Lien Term Loan 3.428% (1 Month LIBOR + 3.25%), due 11/29/24	968,795	902,594
MKS Instruments, Inc. 2019 Term Loan B6 1.928% (1 Month LIBOR + 1.75%), due 2/2/26	700,409	667,723
Monitronics International, Inc. Takeback Term Loan 7.75% (1 Month LIBOR + 6.50%), due 3/29/24 (e)	956,132	717,099
MX Holdings U.S., Inc. Term Loan B1C 3.50% (1 Month LIBOR + 2.75%), due 7/31/25	2,206,515	2,134,804
Prime Security Services Borrower LLC 2019 Term Loan B1 4.25% (1 Month LIBOR + 3.25%, 6 Month LIBOR + 3.250%, 12 Month LIBOR + 3.250%), due 9/23/26	3,525,821	3,381,851
Sophia L.P. 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 9/30/22	1,002,888	975,308

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
TruGreen, Ltd. Partnership 2019 Term Loan 3.928% (1 Month LIBOR + 3.75%), due 3/19/26	$1,737,728	$1,685,597
Verint Systems, Inc. 2018 Term Loan B 2.173% (1 Month LIBOR + 2.00%), due 6/28/24	2,425,000	2,346,188
Verscend Holding Corp. 2018 Term Loan B 4.678% (1 Month LIBOR + 4.50%), due 8/27/25	982,495	951,792
WEX, Inc. Term Loan B3 2.428% (1 Month LIBOR + 2.25%), due 5/15/26	960,344	913,927

		27,948,122

Ecological 0.3%
Advanced Disposal Services, Inc. Term Loan B3 3.00% (1 Week LIBOR + 2.25%), due 11/10/23	2,014,611	1,988,924

Electronics 13.0%
ASG Technologies Group, Inc. 2018 Term Loan 4.50% (1 Month LIBOR + 3.50%), due 7/31/24 (e)	1,422,601	1,280,341
Banff Merger Sub, Inc. 2018 Term Loan B 4.428% (1 Month LIBOR + 4.25%), due 10/2/25	2,413,618	2,277,420
Barracuda Networks, Inc. 1st Lien Term Loan 4.25% (3 Month LIBOR + 3.25%), due 2/12/25	1,963,703	1,907,737
Camelot U.S. Acquisition 1 Co. Term Loan B 3.178% (1 Month LIBOR + 3.00%), due 10/30/26	1,882,645	1,819,106
Castle U.S. Holding Corp. Term Loan B 4.058% (3 Month LIBOR + 3.75%), due 1/29/27	1,441,035	1,318,547
Cologix, Inc. 2017 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 3/20/24	1,925,227	1,833,779

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Colorado Buyer, Inc. (e)
Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 5/1/24	$970,000	$725,421
2nd Lien Term Loan 8.25% (6 Month LIBOR + 7.25%), due 5/1/25	800,000	275,200
CommScope, Inc. 2019 Term Loan B 3.428% (1 Month LIBOR + 3.25%), due 4/6/26	4,278,913	4,040,898
DCert Buyer, Inc. 2019 Term Loan B 4.178% (1 Month LIBOR + 4.00%), due 10/16/26	1,995,000	1,924,343
Dell International LLC 2019 Term Loan B 2.75% (1 Month LIBOR + 2.00%), due 9/19/25	3,221,002	3,133,156
Diebold, Inc. 2017 Term Loan B 2.938% (1 Month LIBOR + 2.75%), due 11/6/23	645,313	608,208
ECI Macola Max Holdings LLC 1st Lien Term Loan 5.25% (3 Month LIBOR + 4.25%), due 9/27/24	2,197,358	2,140,593
EIG Investors Corp. 2018 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 2/9/23	2,757,792	2,654,375
Epicor Software Corp. 1st Lien Term Loan 3.43% (1 Month LIBOR + 3.25%), due 6/1/22	3,102,201	3,027,968
Finastra U.S.A., Inc. 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%, 6 Month LIBOR + 3.50%), due 6/13/24	2,702,241	2,357,705
2nd Lien Term Loan 8.25% (6 Month LIBOR + 7.25%), due 6/13/25	1,400,000	1,208,000
Flexential Intermediate Corp. 2017 1st Lien Term Loan 3.808% (3 Month LIBOR + 3.50%), due 8/1/24	1,167,000	931,655
Flexera Software LLC 2018 1st Lien Term Loan 4.50% (3 Month LIBOR + 3.50%), due 2/26/25	1,422,237	1,382,414

	Principal Amount	Value
Electronics (continued)
Go Daddy Operating Co. LLC 2017 Repriced Term Loan 1.928% (1 Month LIBOR + 1.75%), due 2/15/24	$2,216,156	$2,127,510
Hyland Software, Inc. 2018 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.25%), due 7/1/24	3,609,658	3,492,344
2017 2nd Lien Term Loan 7.75% (1 Month LIBOR + 7.00%), due 7/7/25	608,333	596,167
Informatica LLC 2020 USD Term Loan B 3.428% (1 Month LIBOR + 3.25%), due 2/25/27	997,500	950,119
Kronos, Inc. 2017 Term Loan B 3.179% (1 Month LIBOR + 3.00%), due 11/1/23	1,529,173	1,525,350
MA FinanceCo. LLC Term Loan B3 2.678% (1 Month LIBOR + 2.50%), due 6/21/24	352,345	327,240
McAfee LLC 2018 Term Loan B 3.934% (1 Month LIBOR + 3.75%), due 9/30/24	4,586,614	4,444,429
2017 2nd Lien Term Loan 9.50% (1 Month LIBOR + 8.50%), due 9/29/25	312,500	307,813
MH Sub I LLC 2017 1st Lien Term Loan 4.572% (3 Month LIBOR + 3.50%), due 9/13/24	3,055,866	2,909,438
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 5.38% (3 Month LIBOR + 3.50%), due 4/26/24	1,442,564	1,382,457
2019 Incremental Term Loan B 6.13% (3 Month LIBOR + 4.25%), due 4/26/24	594,000	570,240
Project Leopard Holdings, Inc. 2019 Term Loan 5.25% (3 Month LIBOR + 4.25%), due 7/7/23 (e)	988,722	960,708
2018 Term Loan 5.50% (3 Month LIBOR + 4.50%), due 7/7/23	1,094,562	1,061,725
Refinitiv U.S. Holdings, Inc. 2018 Term Loan 3.428% (1 Month LIBOR + 3.25%), due 10/1/25	948,867	927,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Rocket Software, Inc. 2018 Term Loan 4.428% (1 Month LIBOR + 4.25%), due 11/28/25	$888,750	$848,312
RP Crown Parent LLC 2016 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 10/12/23	1,817,292	1,763,909
Seattle Spinco, Inc. Term Loan B3 2.678% (1 Month LIBOR + 2.50%), due 6/21/24	2,379,469	2,209,932
Solera LLC Term Loan B 2.928% (1 Month LIBOR + 2.75%), due 3/3/23	1,911,791	1,833,408
SS&C Technologies, Inc. 2018 Term Loan B3 1.928% (1 Month LIBOR + 1.75%), due 4/16/25	2,432,601	2,317,052
2018 Term Loan B5 1.928% (1 Month LIBOR + 1.75%), due 4/16/25	1,964,630	1,869,346
STG-Fairway Holdings LLC Term Loan B 4.572% (3 Month LIBOR + 3.50%), due 1/31/27 (e)	500,000	463,438
Surf Holdings LLC Term Loan 3.827% (3 Month LIBOR + 3.50%), due 3/5/27	1,750,000	1,674,167
Tempo Acquisition LLC Term Loan 2.928% (1 Month LIBOR + 2.75%), due 5/1/24	3,384,848	3,211,375
Tibco Software, Inc. 2020 Term Loan B 3.93% (1 Month LIBOR + 3.75%), due 6/30/26	1,000,000	953,125
2020 2nd Lien Term Loan 7.43% (1 Month LIBOR + 7.25%), due 3/3/28	400,000	382,500
Ultimate Software Group, Inc. 2020 Incremental Term Loan B TBD, due 5/4/26	720,000	710,614
Term Loan B 3.928% (1 Month LIBOR + 3.75%), due 5/4/26	1,736,875	1,677,635

	Principal Amount	Value
Electronics (continued)
Vertafore, Inc. 2018 1st Lien Term Loan 3.428% (1 Month LIBOR + 3.25%), due 7/2/25	$394,000	$370,079
Vertiv Group Corp. Term Loan B 3.183% (1 Month LIBOR + 3.00%), due 3/2/27	1,995,000	1,873,638
VS Buyer LLC Term Loan B 3.428% (1 Month LIBOR + 3.25%), due 2/28/27	997,500	962,588
Web.com Group, Inc. 2018 Term Loan B 3.94% (1 Month LIBOR + 3.75%), due 10/10/25	1,453,881	1,372,464
2018 2nd Lien Term Loan 7.94% (1 Month LIBOR + 7.75%), due 10/9/26	969,724	816,185
Western Digital Corp. 2018 Term Loan B4 1.924% (3 Month LIBOR + 1.75%), due 4/29/23	1,241,810	1,206,108
Xerox Business Services LLC Term Loan B 2.678% (1 Month LIBOR + 2.50%), due 12/7/23	1,449,851	1,297,616

		84,243,177

Finance 1.3%
Amentum Government Services Holdings LLC Term Loan B 4.178% (1 Month LIBOR + 4.00%), due 2/1/27	625,000	614,062
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 5.452%-5.637% (3 Month LIBOR + 4.25%), due 6/21/24	2,674,448	2,440,434
Deerfield Dakota Holding LLC 2020 USD Term Loan B TBD, due 4/9/27	1,000,000	968,750
IStar, Inc. 2016 Term Loan B 2.924%-2.944% (1 Month LIBOR + 2.75%), due 6/28/23	630,585	605,362
ON Semiconductor Corp. 2019 Term Loan B 2.178% (1 Month LIBOR + 2.00%), due 9/19/26	491,275	469,782

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
Transplace Holdings, Inc. 1st Lien Term Loan 4.822% (3 Month LIBOR + 3.75%), due 10/7/24 (e)	$1,170,242	$1,094,176
USS Ultimate Holdings, Inc. 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 8/25/24	2,050,911	1,897,093

		8,089,659

Healthcare, Education & Childcare 7.4%
Acadia Healthcare Co., Inc 2018 Term Loan B4 2.678% (1 Month LIBOR + 2.50%), due 2/16/23	721,554	703,967
Agiliti Health, Inc. Term Loan 3.188% (1 Month LIBOR + 3.00%), due 1/4/26	888,750	855,422
AHP Health Partners, Inc. 2018 Term Loan 5.50% (1 Month LIBOR + 4.50%), due 6/30/25	1,288,746	1,237,196
Akorn, Inc. Term Loan B 0.75%-14.75% (1 Month LIBOR + 13.75%, PIK), due 4/16/21 (b)(e)(g)	174,822	165,207
Alliance Healthcare Services, Inc. 2017 Term Loan B 5.50% (1 Month LIBOR + 4.50%), due 10/24/23 (e)	832,500	531,759
Alvogen Pharma U.S., Inc. 2020 Extended Term Loan 6.32% (6 Month LIBOR + 5.25%), due 12/31/23	1,283,715	1,190,645
Amneal Pharmaceuticals LLC 2018 Term Loan B 3.688% (1 Month LIBOR + 3.50%), due 5/4/25	2,204,480	2,008,832
Athenahealth, Inc. 2019 Term Loan B 4.818% (3 Month LIBOR + 4.50%), due 2/11/26	740,006	712,872
Avantor Funding, Inc. Term Loan B3 3.25% (1 Month LIBOR + 2.25%), due 11/21/24	741,758	721,360
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 4.322% (3 Month LIBOR + 3.25%), due 9/1/24	972,500	880,113

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Carestream Health, Inc. 2020 Extended 2nd Lien PIK Term Loan 5.50% (3 Month LIBOR + 4.50%, PIK), due 8/8/23 (g)	$1,395,690	$1,088,639
2020 Extended Term Loan 7.822% (3 Month LIBOR + 6.75%), due 5/8/23	1,971,631	1,873,050
Compassus Intermediate, Inc. Term Loan B 6.072% (3 Month LIBOR + 5.00%), due 12/31/26 (e)	1,554,688	1,476,953
Da Vinci Purchaser Corp. 2019 Term Loan 5.238% (6 Month LIBOR + 4.00%), due 1/8/27	1,916,667	1,860,763
DaVita, Inc. 2020 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 8/12/26	2,729,409	2,640,021
Emerald TopCo, Inc. Term Loan 4.26% (3 Month LIBOR + 3.50%), due 7/24/26	2,481,250	2,388,203
Envision Healthcare Corp. 2018 1st Lien Term Loan 3.928% (1 Month LIBOR + 3.75%), due 10/10/25	1,846,875	1,218,938
eResearchTechnology, Inc. 2020 1st Lien Term Loan 5.50% (1 Month LIBOR + 4.50%), due 2/4/27	1,200,000	1,176,000
ExamWorks Group, Inc. 2017 Term Loan 4.322% (3 Month LIBOR + 3.25%), due 7/27/23	2,906,734	2,834,066
Gentiva Health Services, Inc. 2020 Term Loan 3.438% (1 Month LIBOR + 3.25%), due 7/2/25	1,283,661	1,240,337
Grifols Worldwide Operations U.S.A., Inc. 2019 Term Loan B 2.109% (1 Week LIBOR + 2.00%), due 11/15/27	995,000	956,029
HCA, Inc. Term Loan B12 1.928% (1 Month LIBOR + 1.75%), due 3/13/25	2,468,718	2,414,407
Jaguar Holding Co. II 2018 Term Loan 3.50% (1 Month LIBOR + 2.50%), due 8/18/22	2,637,980	2,589,459

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 3.429% (1 Month LIBOR + 3.25%), due 6/30/25	$1,902,576	$1,770,584
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 3.928% (1 Month LIBOR + 3.75%), due 11/17/25	1,901,968	1,772,396
RPI 2019 Intermediate Finance Trust 2020 Term Loan B1 1.928% (1 Month LIBOR + 1.75%), due 2/11/27	3,184,000	3,105,728
Select Medical Corp. 2017 Term Loan B 2.68% (1 Month LIBOR + 2.50%), due 3/6/25	3,048,392	2,888,351
Sound Inpatient Physicians 2018 1st Lien Term Loan 2.928% (1 Month LIBOR + 2.75%), due 6/27/25 (e)	490,000	468,358
Team Health Holdings, Inc. 1st Lien Term Loan 3.75% (1 Month LIBOR + 2.75%), due 2/6/24	2,872,919	2,199,220
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.00% (6 Month LIBOR + 3.00%), due 6/23/24	2,817,356	2,486,317

		47,455,192

Home and Office Furnishings, Housewares & Durable Consumer Products 0.1%
Serta Simmons Bedding LLC 1st Lien Term Loan 4.61%-4.635% (3 Month LIBOR + 3.50%), due 11/8/23	3,423,010	772,621

Hotels, Motels, Inns & Gaming 5.1%
Affinity Gaming LLC Initial Term Loan 4.25% (2 Month LIBOR + 3.25%), due 7/1/23	2,463,045	2,081,273
Aimbridge Acquisition Co., Inc. 2019 Term Loan B 3.928% (1 Month LIBOR + 3.75%), due 2/2/26	2,233,125	1,942,819
AP Gaming I LLC 2018 Incremental Term Loan 4.50% (3 Month LIBOR + 3.50%), due 2/15/24	1,844,143	1,572,132

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Operating Co. Exit Term Loan 2.178% (1 Month LIBOR + 2.00%), due 10/7/24	$1,351,389	$1,344,970
Caesars Resort Collection LLC 2020 Term Loan TBD, due 6/19/25	1,050,000	984,375
2017 1st Lien Term Loan B 2.928% (1 Month LIBOR + 2.75%), due 12/23/24	1,910,204	1,700,613
Churchill Downs, Inc. 2017 Term Loan B 2.18% (1 Month LIBOR + 2.00%), due 12/27/24	1,957,368	1,879,562
CityCenter Holdings LLC 2017 Term Loan B 3.00% (1 Month LIBOR + 2.25%), due 4/18/24	2,813,000	2,550,454
Everi Payments, Inc. Term Loan B 3.822% (3 Month LIBOR + 2.75%), due 5/9/24	2,955,113	2,774,112
Golden Entertainment, Inc. 2017 1st Lien Term Loan 3.75% (1 Month LIBOR + 3.00%), due 10/21/24	1,600,000	1,444,000
Hilton Worldwide Finance LLC 2019 Term Loan B2 1.935% (1 Month LIBOR + 1.75%), due 6/22/26	235,804	219,200
PCI Gaming Authority Term Loan 2.678% (1 Month LIBOR + 2.50%), due 5/29/26	658,702	629,766
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 10/15/25	328,333	304,529
Scientific Games International, Inc. 2018 Term Loan B5 3.476%-3.612% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.750%, 6 Month LIBOR + 2.750%), due 8/14/24	4,321,316	3,798,437
Station Casinos LLC 2020 Term Loan B 2.50% (1 Month LIBOR + 2.25%), due 2/8/27	1,649,901	1,506,223
UFC Holdings LLC 2019 Term Loan 4.25% (6 Month LIBOR + 3.25%), due 4/29/26	4,530,496	4,300,197

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 2.428% (1 Month LIBOR + 2.25%), due 5/30/25	$1,972,424	$1,819,562
Wyndham Hotels & Resorts, Inc. Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 5/30/25	2,463,674	2,322,013

		33,174,237

Insurance 3.3%
Acrisure LLC 2020 Term Loan B 3.678% (1 Month LIBOR + 3.50%), due 2/15/27	989,905	931,748
AmWINS Group, Inc. 2017 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 1/25/24	1,912,483	1,855,108
AssuredPartners, Inc. 2020 Term Loan B 3.678% (1 Month LIBOR + 3.50%), due 2/12/27	3,205,407	3,057,157
Asurion LLC 2017 Term Loan B4 3.178% (1 Month LIBOR + 3.00%), due 8/4/22	2,823,308	2,743,902
2018 Term Loan B6 3.178% (1 Month LIBOR + 3.00%), due 11/3/23	1,631,903	1,575,806
2018 Term Loan B7 3.178% (1 Month LIBOR + 3.00%), due 11/3/24	459,375	442,723
2017 2nd Lien Term Loan 6.678% (1 Month LIBOR + 6.50%), due 8/4/25	966,667	958,611
Hub International, Ltd. 2018 Term Loan B 4.02% (3 Month LIBOR + 3.00%), due 4/25/25	1,426,253	1,357,079
NFP Corp. 2020 Term Loan 3.428% (1 Month LIBOR + 3.25%), due 2/15/27	1,456,225	1,354,289
Sedgwick Claims Management Services, Inc. 2018 Term Loan B 3.428% (1 Month LIBOR + 3.25%), due 12/31/25	1,962,557	1,848,891
2019 Term Loan B 4.178% (1 Month LIBOR + 4.00%), due 9/3/26	990,000	948,750

	Principal Amount	Value
Insurance (continued)
Terrier Media Buyer, Inc. 2020 Term Loan B TBD, due 12/17/26 (e)	$1,500,000	$1,425,000
USI, Inc. 2017 Repriced Term Loan 3.308% (3 Month LIBOR + 3.00%), due 5/16/24	2,917,500	2,762,873

		21,261,937

Leisure, Amusement, Motion Pictures & Entertainment 2.9%
Alterra Mountain Co. Term Loan B1 2.928% (1 Month LIBOR + 2.75%), due 7/31/24	3,442,008	3,229,034
Boyd Gaming Corp. Term Loan B3 2.359% (1 Week LIBOR + 2.25%), due 9/15/23	1,413,586	1,329,780
Cineworld, Ltd. Incremental Term Loan TBD, due 2/5/27 (e)(f)(h)	3,000,000	2,850,000
Creative Artists Agency LLC 2019 Term Loan B 3.928% (1 Month LIBOR + 3.75%), due 11/27/26	1,492,500	1,411,345
Fitness International LLC 2018 Term Loan A 4.322% (6 Month LIBOR + 3.25%), due 1/8/25	1,243,125	792,492
2018 Term Loan B 4.322% (6 Month LIBOR + 3.25%), due 4/18/25	270,764	167,705
Life Time Fitness, Inc. 2017 Term Loan B 3.75% (3 Month LIBOR + 2.75%), due 6/10/22	1,775,585	1,562,515
Lions Gate Capital Holdings LLC 2018 Term Loan B 2.428% (1 Month LIBOR + 2.25%), due 3/24/25	1,039,484	982,312
Marriott Ownership Resorts, Inc. 2019 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 8/29/25	1,488,750	1,391,981
TKC Holdings, Inc. 2017 1st Lien Term Loan 4.75% (3 Month LIBOR + 3.75%), due 2/1/23	2,016,502	1,883,917
Travel Leaders Group LLC 2018 Term Loan B 4.184% (1 Month LIBOR + 4.00%), due 1/25/24	1,666,000	1,124,550

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
William Morris Endeavor Entertainment LLC 2018 1st Lien Term Loan 2.93% (1 Month LIBOR + 2.75%), due 5/18/25	$2,660,416	$2,154,937

		18,880,568

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.2%
Advanced Drainage Systems, Inc. Term Loan B 2.438% (1 Month LIBOR + 2.25%), due 7/31/26	692,679	670,167
Altra Industrial Motion Corp. 2018 Term Loan B 2.178% (1 Month LIBOR + 2.00%), due 10/1/25	2,129,346	2,022,879
Columbus McKinnon Corp. 2018 Term Loan B 3.50% (3 Month LIBOR + 2.50%), due 1/31/24	887,235	851,746
CPM Holdings, Inc. 2018 1st Lien Term Loan 3.962% (3 Month LIBOR + 3.75%), due 11/17/25	1,477,500	1,331,597
2018 2nd Lien Term Loan 8.462% (3 Month LIBOR + 8.25%), due 11/15/26 (e)	1,000,000	837,500
Rexnord LLC 2019 Term Loan B 1.935% (1 Month LIBOR + 1.75%), due 8/21/24	1,027,720	1,009,735
Welbilt, Inc. 2018 Term Loan B 2.678% (1 Month LIBOR + 2.50%), due 10/23/25	1,284,178	1,104,393

		7,828,017

Mining, Steel, Iron & Non-Precious Metals 1.5%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.50%), due 3/21/25	1,615,812	1,575,416
Covia Holdings Corp. Term Loan 5.387% (3 Month LIBOR + 4.00%), due 6/1/25	1,403,571	846,821
Gates Global LLC 2017 Repriced Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 4/1/24	2,394,358	2,300,978

	Principal Amount	Value
Mining, Steel, Iron & Non-Precious Metals (continued)
GrafTech Finance, Inc. 2018 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 2/12/25	$2,376,407	$2,293,233
MRC Global (U.S)., Inc. 2018 1st Lien Term Loan B 3.178% (1 Month LIBOR + 3.00%), due 9/20/24	1,462,442	1,345,447
U.S. Silica Co. 2018 Term Loan B 5.00% (1 Month LIBOR + 4.00%), due 5/1/25	1,466,130	1,036,066

		9,397,961

Oil & Gas 1.4%
Apergy Corp. 2018 1st Lien Term Loan 2.688% (1 Month LIBOR + 2.50%), due 5/9/25 (e)	383,133	363,018
Buckeye Partners, L.P. 2019 Term Loan B 2.923% (1 Month LIBOR + 2.75%), due 11/1/26	1,371,563	1,314,643
Fleet U.S. Bidco, Inc. Term Loan B 4.322% (6 Month LIBOR + 3.25%), due 10/7/26	1,240,625	1,178,594
GIP III Stetson I, L.P. 2018 Term Loan B 4.43% (1 Month LIBOR + 4.25%), due 7/18/25 (e)	1,553,387	1,033,434
Keane Group Holdings LLC 2018 1st Lien Term Loan 4.50% (1 Month LIBOR + 3.50%), due 5/25/25	980,000	837,900
Lucid Energy Group II Borrower LLC 2018 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 2/17/25	1,368,500	1,098,221
Medallion Midland Acquisition LLC 1st Lien Term Loan 4.25% (1 Month LIBOR + 3.25%), due 10/30/24	585,000	519,919
PES Holdings LLC 2018 Term Loan C 4.75%-6.99% (PIK, PRIME - 0.50%), due 12/31/22 (b)(e)(g)	1,123,050	286,378
Prairie ECI Acquiror L.P. Term Loan B 4.928% (1 Month LIBOR + 4.75%), due 3/11/26	1,185,525	1,069,936

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
Seadrill Partners Finco LLC Term Loan B 7.00% (3 Month LIBOR + 6.00%), due 2/21/21 (e)	$870,249	$143,987
Summit Midstream Partners Holdings LLC Term Loan B 7.00% (3 Month LIBOR + 6.00%), due 5/13/22 (e)	567,684	115,429
Traverse Midstream Partners LLC 2017 Term Loan 5.00% (1 Month LIBOR + 4.00%), due 9/27/24	1,310,000	1,085,116

		9,046,575

Personal & Nondurable Consumer Products (Manufacturing Only) 1.0%
American Builders & Contractors Supply Co., Inc. 2019 Term Loan 2.178% (1 Month LIBOR + 2.00%), due 1/15/27	2,729,375	2,595,636
Kronos Acquisition Holdings, Inc. 2015 Term Loan B 5.00% (2 Month LIBOR + 4.00%), due 5/15/23	1,003,846	953,654
Prestige Brands, Inc. Term Loan B4 2.178% (1 Month LIBOR + 2.00%), due 1/26/24	466,376	458,214
SRAM LLC 2018 Term Loan B 3.75% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%, 6 Month LIBOR + 2.75%), due 3/15/24	805,185	783,043
Varsity Brands, Inc. 2017 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/15/24	1,950,039	1,651,034

		6,441,581

Personal Transportation 0.1%
Uber Technologies, Inc. 2018 Incremental Term Loan 3.678% (1 Month LIBOR + 3.50%), due 7/13/23	581,365	551,570

Personal, Food & Miscellaneous Services 1.5%
Aramark Services, Inc. 2018 Term Loan B3 1.928% (1 Month LIBOR + 1.75%), due 3/11/25	2,182,663	2,054,977

	Principal Amount	Value
Personal, Food & Miscellaneous Services (continued)
Golden Nugget, Inc. 2017 Incremental Term Loan B 3.25% (1 Month LIBOR + 2.50%, 2 Month LIBOR + 2.50%), due 10/4/23	$2,377,942	$1,945,156
IRB Holding Corp. 2020 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 2/5/25	2,448,560	2,258,797
KFC Holding Co. 2018 Term Loan B 1.944% (1 Month LIBOR + 1.75%), due 4/3/25	1,893,748	1,812,474
Weight Watchers International, Inc. 2017 Term Loan B 5.50% (1 Month LIBOR + 4.75%), due 11/29/24	1,435,208	1,408,896

		9,480,300

Printing & Publishing 0.6%
Getty Images, Inc. 2019 Term Loan B 4.688% (1 Month LIBOR + 4.50%), due 2/19/26	1,482,127	1,313,535
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.00% (3 Month LIBOR + 4.00%), due 5/4/22	1,120,847	948,237
Prometric Holdings, Inc. 1st Lien Term Loan 4.00% (1 Month LIBOR + 3.00%), due 1/29/25	495,854	446,888
Severin Acquisition LLC 2018 Term Loan B 3.425% (1 Month LIBOR + 3.25%), due 8/1/25	972,532	931,199

		3,639,859

Retail Store 2.5%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 3.678% (1 Month LIBOR + 3.50%), due 9/26/24	2,042,250	1,913,588
Bass Pro Group LLC Term Loan B 6.072% (1 Month LIBOR + 5.00%), due 9/25/24	1,920,064	1,843,262
Belk, Inc. 2019 Term Loan B 7.75% (6 Month LIBOR + 6.75%), due 7/31/25	1,351,165	473,583

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 2.435% (1 Month LIBOR + 2.25%), due 2/3/24	$2,897,012	$2,802,859
CNT Holdings III Corp. 2017 Term Loan 4.08% (3 Month LIBOR + 3.00%), due 1/22/23	1,234,931	1,198,912
EG America LLC 2018 Term Loan 5.072% (6 Month LIBOR + 4.00%), due 2/7/25	1,466,265	1,376,457
HD Supply, Inc. Term Loan B5 1.928% (1 Month LIBOR + 1.75%), due 10/17/23	982,387	946,775
Leslie’s Poolmart, Inc. 2016 Term Loan 3.678% (1 Month LIBOR + 3.50%), due 8/16/23 (e)	535,227	510,473
Michaels Stores, Inc. 2018 Term Loan B 3.50%-3.568% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%, 6 Month LIBOR + 2.50%), due 1/30/23	2,467,989	2,252,040
Party City Holdings, Inc. 2018 Term Loan B 4.072%-4.10% (1 Month LIBOR + 2.50%, 6 Month LIBOR + 2.50%), due 8/19/22	816,491	384,771
Petco Animal Supplies, Inc. 2017 Term Loan B 4.25% (3 Month LIBOR + 3.25%), due 1/26/23	1,451,152	1,175,433
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24	1,166,667	1,114,167

		15,992,320

Telecommunications 3.2%
Avaya, Inc. 2018 Term Loan B 4.435% (1 Month LIBOR + 4.25%), due 12/15/24	1,345,545	1,237,901
CenturyLink, Inc. 2020 Term Loan B 2.428% (1 Month LIBOR + 2.25%), due 3/15/27	3,731,250	3,506,211

	Principal Amount	Value
Telecommunications (continued)
CSC Holdings LLC 2019 Term Loan B5 2.685% (1 Month LIBOR + 2.50%), due 4/15/27	$3,691,373	$3,499,422
Frontier Communications Corp. 2017 Term Loan B1 5.35%-6.00% (1 Month LIBOR + 3.75%, PRIME + 2.75%), due 6/15/24 (b)(e)	1,458,750	1,418,635
Level 3 Financing, Inc. 2019 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 3/1/27	1,500,000	1,413,750
Microchip Technology, Inc. 2018 Term Loan B 2.18% (1 Month LIBOR + 2.00%), due 5/29/25	1,137,775	1,097,005
SBA Senior Finance II LLC 2018 Term Loan B 1.93% (1 Month LIBOR + 1.75%), due 4/11/25	1,798,943	1,721,738
T-Mobile USA, Inc. 2020 Term Loan 3.178% (1 Month LIBOR + 3.00%), due 4/1/27	2,500,000	2,496,250
West Corp. 2017 Term Loan 5.00% (3 Month LIBOR + 4.00%), due 10/10/24	1,719,673	1,464,301
Zayo Group Holdings, Inc. Term Loan 3.178% (1 Month LIBOR + 3.00%), due 3/9/27	2,909,375	2,750,267

		20,605,480

Utilities 5.4%
Astoria Energy LLC Term Loan B 5.00% (1 Month LIBOR + 4.00%, 3 Month LIBOR + 4.00%), due 12/24/21	2,259,827	2,222,163
Brookfield WEC Holdings, Inc. 2020 Term Loan 3.75% (1 Month LIBOR + 3.00%), due 8/1/25	2,957,475	2,849,651
Calpine Corp.
Term Loan B5 2.43% (1 Month LIBOR + 2.25%), due 1/15/24	1,676,066	1,613,912
Term Loan B9 2.43% (1 Month LIBOR + 2.25%), due 4/5/26	3,118,500	3,001,556

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Compass Power Generation LLC 2018 Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/20/24	$647,295	$618,167
Edgewater Generation LLC Term Loan 3.928% (1 Month LIBOR + 3.75%), due 12/13/25	3,947,418	3,759,916
ExGen Renewables IV LLC Term Loan B 4.00% (3 Month LIBOR + 3.00%), due 11/28/24	913,492	888,371
Granite Acquisition, Inc.
Term Loan B 4.50% (3 Month LIBOR + 3.50%), due 12/19/21	3,084,133	3,010,885
2nd Lien Term Loan B 8.25% (3 Month LIBOR + 7.25%), due 12/19/22	696,328	679,499
Granite Generation LLC Term Loan B 4.75% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26	3,409,248	3,306,971
Hamilton Projects Acquiror LLC Term Loan B 5.75% (3 Month LIBOR + 4.75%), due 6/17/27	2,500,000	2,434,375
Helix Gen Funding LLC Term Loan B 4.75% (1 Month LIBOR + 3.75%), due 6/3/24	2,808,091	2,697,772
Pacific Gas & Electric Co. 2020 Exit Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 6/23/25	1,750,000	1,725,208
PG&E Corp. DIP Term Loan 2.44% (1 Month LIBOR + 2.25%), due 12/31/20	2,750,000	2,732,813
Southeast PowerGen LLC Term Loan B 4.50% (1 Month LIBOR + 3.50%), due 12/2/21	433,088	394,110
Vistra Operations Co. LLC 1st Lien Term Loan B3 1.928%-1.944% (1 Month LIBOR + 1.75%), due 12/31/25	3,169,428	3,057,839

		34,993,208

Total Floating Rate Loans (Cost $556,872,159)		514,636,366

	Principal Amount	Value
Foreign Floating Rate Loans 10.8% (d)
Aerospace & Defense 0.3%
AI Convoy (Luxembourg) S.A.R.L Term Loan B 4.65% (6 Month LIBOR + 3.50%), due 1/17/27	$872,813	$829,717
WestJet Airlines, Ltd. Term Loan B 4.00% (6 Month LIBOR + 3.00%), due 12/11/26	1,243,750	993,964

		1,823,681

Automobile 0.1%
Panther BF Aggregator 2 L.P. Term Loan B 3.678% (1 Month LIBOR + 3.50%), due 4/30/26	985,659	937,198

Beverage, Food & Tobacco 1.0%
Froneri International, Ltd. 2020 USD Term Loan 2.428% (1 Month LIBOR + 2.25%), due 1/29/27	1,485,000	1,394,663
JBS USA Lux S.A. 2019 Term Loan B 3.072% (2 Month LIBOR + 2.00%), due 5/1/26	3,617,213	3,445,395
Sunshine Investments B.V. Term Loan B3 3.674% (3 Month LIBOR + 3.25%), due 3/28/25	1,980,000	1,920,600

		6,760,658

Broadcasting & Entertainment 0.6%
Altice France S.A.
Term Loan B12 3.872% (1 Month LIBOR + 3.687%), due 1/31/26	974,976	931,711
2018 Term Loan B13 4.185% (1 Month LIBOR + 4.00%), due 8/14/26	1,231,250	1,182,000
Numericable Group S.A. Term Loan B11 2.928% (1 Month LIBOR + 2.75%), due 7/31/25	1,910,266	1,809,977

		3,923,688

Chemicals, Plastics & Rubber 1.3%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 4.00% (2 Month LIBOR + 3.25%), due 9/13/23 (e)	1,251,531	1,178,526

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Alpha 3 B.V. 2017 Term Loan B1 4.00% (3 Month LIBOR + 3.00%), due 1/31/24	$1,734,827	$1,663,266
Diamond (BC) B.V. Term Loan 3.76% (3 Month LIBOR + 3.00%), due 9/6/24	1,625,000	1,489,584
Flint Group GmbH Term Loan C 4.02% (3 Month LIBOR + 3.00%), due 9/7/21 (e)	289,695	245,758
Oxea Holding Drei GmbH 2017 Term Loan B2 3.688% (1 Month LIBOR + 3.50%), due 10/14/24	2,262,500	2,070,187
Starfruit Finco B.V. 2018 Term Loan B 3.188% (1 Month LIBOR + 3.00%), due 10/1/25	2,164,847	2,026,838

		8,674,159

Diversified/Conglomerate Manufacturing 0.2%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 4.678% (1 Month LIBOR + 4.50%), due 7/9/25 (e)	800,466	721,754
Bright Bidco B.V. 2018 Term Loan B 4.572% (3 Month LIBOR + 3.50%), due 6/30/24	1,940,060	816,765

		1,538,519

Ecological 0.2%
GFL Environmental, Inc. 2018 Term Loan B 4.00% (1 Month LIBOR + 3.00%, 3 Month LIBOR + 3.00%), due 5/30/25	1,256,902	1,218,148

Electronics 1.3%
ION Trading Technologies S.A R.L. Incremental Term Loan B 5.072% (3 Month LIBOR + 4.00%), due 11/21/24	1,462,227	1,400,083
Oberthur Technologies S.A. 2016 Term Loan B1 4.058% (3 Month LIBOR + 3.75%), due 1/10/24	1,089,607	995,628

	Principal Amount	Value
Electronics (continued)
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 1.928% (1 Month LIBOR + 1.75%), due 4/16/25	$1,709,072	$1,627,891
Trader Corp. 2017 Term Loan B 4.00% (1 Month LIBOR + 3.00%), due 9/28/23	2,283,127	2,197,509
Veritas Bermuda, Ltd. Repriced Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 1/27/23	2,195,793	2,025,619

		8,246,730

Healthcare, Education & Childcare 1.6%
Auris Luxembourg III S.A.R.L. 2019 Term Loan B2 3.928% (1 Month LIBOR + 3.75%), due 2/27/26	1,167,671	1,015,874
Bausch Health Cos., Inc. 2018 Term Loan B 3.19% (1 Month LIBOR + 3.00%), due 6/2/25	4,946,211	4,787,779
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 5.00% (1 Month LIBOR + 4.25%), due 4/29/24	2,270,211	2,128,323
Mallinckrodt International Finance S.A. Term Loan B 3.50% (3 Month LIBOR + 2.75%), due 9/24/24	1,042,393	772,674
Sunshine Luxembourg VII S.A R.L. Term Loan B1 5.322% (6 Month LIBOR + 4.25%), due 10/1/26	1,592,000	1,518,938

		10,223,588

Hotels, Motels, Inns & Gaming 0.7%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 2.178% (1 Month LIBOR + 2.00%), due 11/30/23	1,454,589	1,376,405
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 3.308% (3 Month LIBOR + 3.00%), due 3/13/25 (e)	1,572,925	1,270,627
GVC Holdings (Gibraltar), Ltd. 2020 Term Loan B3 3.308% (6 Month LIBOR + 2.25%), due 3/29/24	1,471,162	1,412,316

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Stars Group Holdings B.V. 2018 Incremental Term Loan 3.808% (3 Month LIBOR + 3.50%), due 7/10/25	$463,512	$460,325

		4,519,673

Leisure, Amusement, Motion Pictures & Entertainment 1.0%
Bombardier Recreational Products, Inc. 2020 Term Loan 2.178% (1 Month LIBOR + 2.00%), due 5/24/27	3,332,117	3,158,571
Delta 2 (LUX) S.A.R.L. 2018 Term Loan 3.50% (1 Month LIBOR + 2.50%), due 2/1/24	2,568,089	2,436,474
DHX Media, Ltd. Term Loan B 5.25% (1 Month LIBOR + 4.25%), due 12/29/23	698,207	649,332

		6,244,377

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Titan Acquisition, Ltd. 2018 Term Loan B 3.361% (3 Month LIBOR + 3.00%), due 3/28/25	1,826,027	1,661,684

Oil & Gas 0.2%
NorthRiver Midstream Finance L.P. 2018 Term Loan B 4.683% (3 Month LIBOR + 3.25%), due 10/1/25	1,179,000	1,118,085

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Co. Term Loan B4 1.928% (1 Month LIBOR + 1.75%), due 11/19/26	2,175,787	2,058,295
Jacobs Douwe Egberts International B.V. 2018 Term Loan B 2.188% (1 Month LIBOR + 2.00%), due 11/1/25	2,629,751	2,574,965

		4,633,260

Printing & Publishing 0.4%
Springer Nature Deutschland GmbH Term Loan B16 4.50% (1 Month LIBOR + 3.50%), due 8/14/24	2,850,760	2,752,409

	Principal Amount	Value
Retail Store 0.1%
EG Group, Ltd. 2018 Term Loan B 5.072% (6 Month LIBOR + 4.00%), due 2/7/25	$675,545	$634,167

Telecommunications 0.8%
Connect Finco S.A.R.L. Term Loan B 5.50% (1 Month LIBOR + 4.50%), due 12/11/26	1,995,000	1,872,307
Intelsat Jackson Holdings S.A. 2020 DIP Term Loan 5.05% (3 Month LIBOR + 5.50%), due 7/14/21	120,763	122,373
2017 Term Loan B3 8.00% (PRIME + 4.75%), due 11/27/23	1,639,180	1,630,984
Telesat Canada Term Loan B5 2.93% (1 Month LIBOR + 2.75%), due 12/7/26	1,492,500	1,425,338

		5,051,002

Total Foreign Floating Rate Loans (Cost $75,229,032)		69,961,026

Total Long-Term Bonds (Cost $657,838,817)		610,290,140

	Shares
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	2,300,728

Total Affiliated Investment Company (Cost $2,467,271)		2,300,728

Common Stocks 0.2%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (e)(f)(h)(i)	94,456	0
Millennium Corporate Trust (e)(f)(h)(i)	1,243	0
Millennium Lender Trust (e)(f)(h)(i)	1,324	0

		0

Metals & Mining 0.2%
AFGlobal Corp. (e)(f)(h)(i)	45,694	939,469

Oil & Gas 0.0%‡
Templar Energy Corp., Class B (e)(f)(h)(i)	36,393	0
Templar Energy LLC, Class A (e)(f)(h)(i)	36,029	0

		0

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i)	122,031	$89,082
Philadelphia Energy Solutions, Inc., Class A (e)(f)(h)(i)	52,608	0

		89,082

Total Common Stocks (Cost $2,781,439)		1,028,551

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp., (8.00% PIK) (e)(f)(g)(h)(i)	58,865	0

Total Preferred Stocks (Cost $227,580)		0

	Number of Rights
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. Expires 12/31/46 (e)(f)(h)(i)	57,684	61,145

Total Rights (Cost $47,301)		61,145

	Number of Warrants
Warrants 0.0%‡
Medical Equipment & Devices 0.0%‡
Carestream Health, Inc. Expires 12/31/21 (e)(f)(h)(i)	29	0

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i) 1st Lien Warrants Expires 3/30/23	11,684	117
2nd Lien Tranche A Expires 3/30/23	15,022	150
2nd Lien Tranche B Expires 3/30/23	31,000	310

		577

Total Warrants (Cost $6,398)		577

	Principal Amount	Value
Short-Term Investments 6.0%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.00%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $1,053,340 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 2/28/26, with a Principal Amount of $952,100 and a Market Value of $1,074,429)	$1,053,340	$1,053,340

Total Repurchase Agreement (Cost $1,053,340)		1,053,340

U.S. Government & Federal Agencies 5.8% (j)
0.091%, due 7/14/20	28,271,000	28,270,081
0.102%, due 7/7/20	167,000	166,997
0.117%, due 7/9/20	1,353,000	1,352,966
0.12%, due 7/9/20	1,586,000	1,585,958
0.121%, due 7/28/20	1,509,000	1,508,865
0.128%, due 7/28/20	933,000	932,912
0.153%, due 8/11/20	1,732,000	1,731,702
0.158%, due 7/23/20	2,107,000	2,106,800

Total U.S. Government & Federal Agencies (Cost $37,656,281)		37,656,281

Total Short-Term Investments (Cost $38,709,621)		38,709,621

Total Investments (Cost $702,078,427)	101.0%	652,390,762
Other Assets, Less Liabilities	(1.0)	(6,251,216)
Net Assets	100.0%	$646,139,546

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Issue in default.

(c)	Issue in non-accrual status.

(d)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(e)	Illiquid investment—As of June 30, 2020, the total market value of these illiquid investments was $38,252,684, which represented 5.9% of the Portfolio’s net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, the total market value of fair valued securities was $3,940,273, which represented 0.6% of the Portfolio’s net assets.

(i)	Non-income producing security.
(j)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$25,692,748	$—	$25,692,748
Floating Rate Loans (b)	—	506,343,647	8,292,719	514,636,366
Foreign Floating Rate Loans	—	69,961,026	—	69,961,026

Total Long-Term Bonds	—	601,997,421	8,292,719	610,290,140

Affiliated Investment Company
Fixed Income Fund	2,300,728	—	—	2,300,728
Common Stocks (c)	—	—	1,028,551	1,028,551
Preferred Stocks (d)	—	—	0	0
Rights (e)	—	—	61,145	61,145
Warrants (f)	—	—	577	577
Short-Term Investments
Repurchase Agreement	—	1,053,340	—	1,053,340
U.S. Government & Federal Agencies	—	37,656,281	—	37,656,281

Total Short-Term Investments	—	38,709,621	—	38,709,621

Total Investments in Securities	$2,300,728	$640,707,042	$9,382,992	$652,390,762

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $8,292,719 are held within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)

The Level 3 securities valued at $0, $939,469, $0 and $89,082 are held in Communications Equipment, Metals & Mining, Oil & Gas and Oil, Gas & Consumable fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $0 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $61,145 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $0 and $577 are held in Medical Equipment & Devices and Oil, Gas & Consumable Fuels, respectively within the Warrants section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2020
Long-Term Bonds
Floating Rate Loans	$12,006,938	$2,467	$(320,835)	$(283,061)	$3,963,372	$(2,105,460)	$4,055,671	$(9,026,373)	$8,292,719	$(348,030)
Foreign Floating Rate Loans	—	—	—	—	—	—	—	—	—	—
Common Stocks	2,853,761	—	—	(1,825,210)	—	—	—	—	1,028,551	(1,825,209)
Preferred Stocks	—	—	—	—	—	—	—	—	—	—
Rights	59,991	—	—	1,154	—	—	—	—	61,145	1,154
Warrants	3,684	—	—	(3,107)	—	—	—	—	577	(3,107)

Total	$14,924,374	$2,467	$(320,835)	$(2,110,224)	$3,963,372	$(2,105,460)	$4,055,671	$(9,026,373)	$9,382,992	$(2,175,192)

(a)	Sales include principal reductions.

As of June 30, 2020, securities with a market value of $4,055,671 transferred from Level 2 to Level 3 as the fair value obtained from an independent pricing service, utilized significant unobservable inputs. As of December 31, 2019, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant other observable inputs.

As of June 30, 2020, securities with a market value of $9,026,373 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2019, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant unobservable inputs.

30	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $699,611,156)	$650,090,034
Investment in affiliated investment company, at value (identified cost $2,467,271)	2,300,728
Unrealized appreciation on unfunded commitments (See Note 5)	1,610
Receivables:
Investment securities sold	2,913,077
Dividends and interest	2,892,497
Portfolio shares sold	83,319
Other assets	3,390

Total assets	658,284,655

Liabilities
Payables:
Investment securities purchased	11,230,769
Portfolio shares redeemed	365,499
Manager (See Note 3)	320,425
NYLIFE Distributors (See Note 3)	102,122
Shareholder communication	55,972
Professional fees	45,734
Custodian	15,644
Trustees	1,010
Accrued expenses	7,556
Dividend payable	378

Total liabilities	12,145,109

Net assets	$646,139,546

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$77,211
Additional paid-in capital	733,529,219

733,606,430
Total distributable earnings (loss)	(87,466,884)

Net assets	$646,139,546

Initial Class
Net assets applicable to outstanding shares	$151,732,875

Shares of beneficial interest outstanding	18,142,418

Net asset value per share outstanding	$8.36

Service Class
Net assets applicable to outstanding shares	$494,406,671

Shares of beneficial interest outstanding	59,068,863

Net asset value per share outstanding	$8.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$16,623,112
Dividends—affiliated	104,893
Securities lending	130

Total income	16,728,135

Expenses
Manager (See Note 3)	2,097,243
Distribution/Service—Service Class (See Note 3)	650,386
Professional fees	71,954
Shareholder communication	48,084
Custodian	29,197
Trustees	9,367
Miscellaneous	30,293

Total expenses	2,936,524

Net investment income (loss)	13,791,611

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on:
Unaffiliated investment transactions	(13,013,996)
Affiliated investment company transactions	(312,650)

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(13,326,646)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(39,320,659)
Affiliated investments	(181,520)
Unfunded commitments	(10,981)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(39,513,160)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(52,839,806)

Net increase (decrease) in net assets resulting from operations	$(39,048,195)

32	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,791,611	$40,304,993
Net realized gain (loss) on investments and investments from affiliated and unaffiliated investment companies	(13,326,646)	(5,894,461)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(39,513,160)	30,016,459

Net increase (decrease) in net assets resulting from operations	(39,048,195)	64,426,991

Distributions to shareholders:
Initial Class	(3,735,364)	(11,829,497)
Service Class	(10,159,333)	(28,371,764)

Total distributions to shareholders	(13,894,697)	(40,201,261)

Capital share transactions:
Net proceeds from sale of shares	41,785,605	184,315,713
Net asset value of shares issued to shareholders in reinvestment of distributions	13,894,697	40,196,195
Cost of shares redeemed	(141,613,342)	(262,498,887)

Increase (decrease) in net assets derived from capital share transactions	(85,933,040)	(37,986,979)

Net increase (decrease) in net assets	(138,875,932)	(13,761,249)

Net Assets
Beginning of period	785,015,478	798,776,727

End of period	$646,139,546	$785,015,478

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$8.93		$8.66	$9.08		$9.11	$8.74		$9.05

Net investment income (loss) (a)	0.17		0.44	0.43		0.39	0.35		0.35

Net realized and unrealized gain (loss) on investments	(0.57)		0.27	(0.42)		(0.03)	0.37		(0.31)

Total from investment operations	(0.40)		0.71	0.01		0.36	0.72		0.04

Less distributions:

From net investment income	(0.17)		(0.44)	(0.43)		(0.39)	(0.35)		(0.35)

Net asset value at end of period	$8.36		$8.93	$8.66		$9.08	$9.11		$8.74

Total investment return (b)	(4.39%)		8.48%	(0.00	%)‡,(c)	3.98%	8.45%		0.39%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.18	% ††	4.98%	4.75%		4.21%	3.94	%(d)	3.88%

Net expenses (e)	0.65	% ††	0.65%	0.65%		0.64%	0.64	%(f)	0.64%

Portfolio turnover rate	11%		35%	29%		52%	36%		35%

Net assets at end of period (in 000’s)	$151,733		$205,596	$187,285		$259,054	$287,373		$226,083

*	Unaudited.
††	Annualized.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.65%.

34	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018		2017	2016		2015

Net asset value at beginning of period	$8.94		$8.67	$9.09		$9.12	$8.75		$9.06

Net investment income (loss) (a)	0.16		0.42	0.41		0.36	0.33		0.33

Net realized and unrealized gain (loss) on investments	(0.57)		0.27	(0.42)		(0.03)	0.37		(0.31)

Total from investment operations	(0.41)		0.69	(0.01)		0.33	0.70		0.02

Less distributions:

From net investment income	(0.16)		(0.42)	(0.41)		(0.36)	(0.33)		(0.33)

Net asset value at end of period	$8.37		$8.94	$8.67		$9.09	$9.12		$8.75

Total investment return (b)	(4.51%)		8.19%	(0.25	%)(c)	3.71%	8.18%		0.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.87	% ††	4.73%	4.52%		3.96%	3.68	%(d)	3.63%

Net expenses (e)	0.90	% ††	0.90%	0.90%		0.89%	0.89	%(f)	0.89%

Portfolio turnover rate	11%		35%	29%		52%	36%		35%

Net assets at end of period (in 000’s)	$494,407		$579,419	$611,492		$581,596	$582,341		$565,278

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.90%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

36	MainStay VP Floating Rate Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights, warrants and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use

37

Notes to Financial Statements (Unaudited) (continued)

of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2020, and can change at any time. Illiquid investments as of June 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

38	MainStay VP Floating Rate Portfolio

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2020, are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2020, rights and warrants are shown in the Portfolio of Investments.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2020, the Portfolio held unfunded commitments. (See Note 5)

(J)  Securities Lending. In order to realize additional income,  the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by,

39

Notes to Financial Statements (Unaudited) (continued)

among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.60%.

40	MainStay VP Floating Rate Portfolio

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,097,243 and paid the Subadvisor in the amount of $1,048,621.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The

Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$5,795	$—	$(2,999)	$(313)	$(182)	$2,301	$105	$—	437

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$702,087,484	$659,378	$(50,356,100)	$(49,696,722)

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $25,206,001, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$527	$24,679

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$40,201,261	$—

Note 5–Commitments and Contingencies

As of June 30, 2020, the Portfolio held unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Intelsat Jackson Holdings S.A Delayed Draw Term Loan 5.05%, due 7/14/21	$120,763	$1,610

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

41

Notes to Financial Statements (Unaudited) (continued)

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $74,308 and $165,314, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	674,495	$5,719,309
Shares issued to shareholders in reinvestment of distributions	446,277	3,735,364
Shares redeemed	(6,002,415)	(49,135,885)

Net increase (decrease)	(4,881,643)	$(39,681,212)

Year ended December 31, 2019:
Shares sold	11,418,903	$101,545,387
Shares issued to shareholders in reinvestment of distributions	1,331,142	11,829,405
Shares redeemed	(11,353,655)	(100,606,569)

Net increase (decrease)	1,396,390	$12,768,223

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	4,270,129	$36,066,296
Shares issued to shareholders in reinvestment of distributions	1,212,049	10,159,333
Shares redeemed	(11,249,757)	(92,477,457)

Net increase (decrease)	(5,767,579)	$(46,251,828)

Year ended December 31, 2019:
Shares sold	9,297,982	$82,770,326
Shares issued to shareholders in reinvestment of distributions	3,188,963	28,366,790
Shares redeemed	(18,208,049)	(161,892,318)

Net increase (decrease)	(5,721,104)	$(50,755,202)

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay VP Floating Rate Portfolio

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

43

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

44	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

45

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781620	MSVPFR10-08/20 (NYLIAC) NI518

MainStay VP MacKay

Government Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	4.27%	5.74%	2.63%	2.53%	0.57%
Service Class Shares	6/4/2003	4.14	5.48	2.38	2.28	0.82

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Government Bond Index[3]	8.61%	10.34%	4.05%	3.34%
Morningstar Intermediate Government Category Average[4]	5.16	6.71	2.88	2.68

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,042.70	$2.84	$1,022.08	$2.82	0.56%

Service Class Shares	$1,000.00	$1,041.40	$4.11	$1,020.84	$4.07	0.81%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 2.25%, due 4/30/24

2.	United States Treasury Notes, 2.25%, due 4/30/21

3.	United States Treasury Notes, 3.00%, due 10/31/25

4.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 4/1/41

5.	United States Treasury Notes, 2.75%, due 4/30/23

6.	Tennessee Valley Authority, 4.65%, due 6/15/35
7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%, due 5/1/50

8.	United States Treasury Inflation—Indexed Bond, 0.125%, due 1/15/30

9.	United States Treasury Notes, 0.375%, due 4/30/25

10.	United States Treasury Inflation—Indexed Note, 0.875%, due 1/15/29

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay Government Portfolio returned 4.27% for Initial Class shares and 4.14% for Service Class shares. Over the same period, both share classes underperformed the 8.61% return of the Bloomberg Barclays U.S. Government Bond Index, which is the Portfolio’s benchmark, and the 5.16% return of the Morningstar Intermediate Government Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve3 posture, sector weighting and issue selection were the four factors primarily responsible for the Portfolio’s performance relative to the Bloomberg Barclays U.S. Government Bond Index during the reporting period. Duration posture produced the principal headwind for the Portfolio, and its impact dominated yield advantage and yield-curve posture, both of which bolstered the Portfolio’s relative returns.

In the face of the widening COVID-19 pandemic, U.S. Treasury yields fell across the yield curve during the first three months of 2020. Shorter maturities were most responsive to the accommodative monetary policy initiated by the U.S. Federal Reserve in March and April. More modest declines in longer-maturity yields reflected investors’ selling longer-duration Treasury bonds to make room for accelerating issuance of longer-duration corporates as businesses termed-out their debt at attractive rates. The widening of the spread between 2-year and 30-year benchmark Treasury bonds was further influenced by positive momentum in the equity markets after the market bottomed out in late March.

Against this backdrop, the Portfolio proved less sensitive than the benchmark and longer-duration peers to changes in Treasury yields because of its shorter duration. As a consequence, duration posture disadvantaged the Portfolio for the majority of the reporting period, and was its main source of underperformance compared to the benchmark. Regarding yield-curve posture, the steepening of the yield curve disadvantaged peers whose assets were more concentrated in the long-end of the yield curve.

With regard to sector weighting, the Portfolio held overweight exposure to mortgage-backed securities, both residential and commercial, relative to its benchmark, with agency mortgage pass-throughs being the largest class of securities held in the

Portfolio. Our commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding Treasury bonds and agency debentures.

Regarding issue selection, the Portfolio’s distribution of agency mortgage pass-through securities across the coupon stack favored higher coupons, which typically have durations equivalent to the shorter Treasury bonds associated with the sharpest yield declines for the reporting period. We also favored seasoned loans (i.e., loans originated in prior years) and low-balance loans. Mortgage pass-throughs backed by loans with these characteristics often have more stable cash-flow profiles. As lower mortgage rates prompted borrowers to refinance, the negative-return impact of prepayments was more extreme than in recent prior periods. This dynamic led the market to recalibrate the value of cash-flow stability, which boosted price performance for seasoning and loan balance. Similarly, the Portfolio benefited from the stability of its collateralized mortgage obligations, which are structured to dampen cash-flow variability.

What was the Portfolio’s duration strategy during the reporting period?

As Treasury yields and mortgage rates fell during the reporting period, the Portfolio’s duration contracted from 3.8 years to 3.1 years while the benchmark’s duration lengthened from 6.4 years to 7.0 years. Given the presence of residential mortgage-backed securities in the Portfolio, the Portfolio’s duration typically shortens as Treasury yields fall. Mortgage rates move directionally with Treasury rates as lower mortgage rates incentivize borrowers to refinance. Lower yields have the opposite effect on the benchmark’s duration due to its positive convexity.4

We prefer to maintain the Portfolio’s duration between 3 and 4 years because, in our opinion, the trade-off of increasing yield by extending duration is not compelling. Moving out the curve presents the risk of negative price return should Treasury yields rise, an effect that can readily erode the pickup in yield gained by shifting into longer maturities.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we increased the Portfolio’s exposure to government-related residential mortgage-backed securities by 9% of net assets, and increased the Portfolio’s exposure to government-related commercial mortgage-backed

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

8	MainStay VP MacKay Government Portfolio

securities by 6% of net assets. These purchases were funded by sales of Treasury bonds and cash released by maturing securities and prepayments. The rotation into government-related mortgage-backed securities enhanced the Portfolio’s yield while preserving its credit quality.

During the same period, we also reintroduced Treasury-Inflation Protected Securities (“TIPS”) to the Portfolio at 3% of net assets. As the economy slowed, inflation fell and prices of TIPS weakened. This trend improved their relative value to nominal Treasury securities, providing an attractive entry point to initiate the Portfolio’s position.

How was the Portfolio positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Government Bond Index, the Portfolio ended the reporting period with underweight exposure to Treasury securities, equivalently weighted exposure to agency debentures and overweight exposure to agency mortgage-backed securities, both residential and commercial. As of June 30, 2020, the Portfolio also held modest overweight positions in asset-backed securities, non-agency mortgage-backed securities and corporate bonds; collectively, this non-government exposure accounted for roughly 6% of Portfolio net assets. The Portfolio ended the reporting period with approximately 5% in cash and cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.4%† Asset-Backed Securities 2.9%
Other Asset-Backed Securities 2.8%
FirstEnergy Ohio PIRB Special Purpose Trust Series 2013-1, Class A3 3.45%, due 1/15/36	$547,429	$583,900
PSNH Funding LLC Series 2018-1, Class A1 3.094%, due 2/1/26	343,288	353,784
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	451,393	463,571
Series 2014-20H, Class 1 2.88%, due 8/1/34	504,069	536,034
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,347,755	1,433,757
Series 2014-20I, Class 1 2.92%, due 9/1/34	561,108	600,668
Series 2014-20C, Class 1 3.21%, due 3/1/34	956,143	1,018,665
Series 2018-20B, Class 1 3.22%, due 2/1/38	1,893,246	2,050,654
Series 2018-20D, Class 1 3.31%, due 4/1/38	2,098,997	2,286,757

		9,327,790

Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	419,764	433,444

Total Asset-Backed Securities (Cost $9,371,542)		9,761,234

Corporate Bonds 3.3%
Agriculture 0.4%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,218,962

Electric 1.9%
Consolidated Edison Co. of New York, Inc. 0.697% (3 Month LIBOR + 0.40%), due 6/25/21 (a)	1,550,000	1,553,155
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/29	1,900,000	2,035,700
Monongahela Power Co. 4.10%, due 4/15/24 (b)	2,000,000	2,210,606
PECO Energy Co. 1.70%, due 9/15/21	670,000	679,834

		6,479,295

	Principal Amount	Value
Pipelines 0.3%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	$1,200,000	$1,210,986

Real Estate Investment Trusts 0.7%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,398,487

Total Corporate Bonds (Cost $10,963,125)		11,307,730

Mortgage-Backed Securities 16.2%
Agency (Collateralized Mortgage Obligations) 5.9%
Federal Home Loan Mortgage Corporation
REMIC, Series 4913, Class UA 3.00%, due 3/15/49	1,004,180	1,052,827
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	2,420,000	2,555,886
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	3,135,000	3,332,644
REMIC Series 4888, Class BA 3.50%, due 9/15/48	399,849	414,784
REMIC Series 4877, Class AT 3.50%, due 11/15/48	535,744	568,833
REMIC Series 4877, Class BE 3.50%, due 11/15/48	874,664	929,741
REMIC, Series 4886, Class LA 4.00%, due 3/15/43	215,281	217,744
REMIC, Series 4837, Class BA 4.00%, due 6/15/43	1,718,647	1,743,871
Federal National Mortgage Association
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	579,765	615,287
REMIC, Series 2019-58, Class LP 3.00%, due 10/25/49	1,350,000	1,436,993
REMIC, Series 2018-76, Class BC 3.50%, due 11/25/42	1,018,396	1,028,019
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	1,192,787	1,302,739
Government National Mortgage Association
REMIC, Series 2019-3, Class A 3.00%, due 4/20/48	1,684,284	1,741,765
Series 2019-59, Class KA 3.00%, due 12/20/48	869,900	910,736
Series 2013-149, Class BA 3.25%, due 8/16/41	1,602,208	1,714,417
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	434,193	472,402

		20,038,688

10	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency Collateral PAC CMO 0.5%
Government National Mortgage Association REMIC, Series 2014-63, Class PG 2.50%, due 7/20/43	$1,624,367	$1,686,556

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 9.3%
BX Trust Series 2019-OC11, Class A 3.202%, due 12/9/41 (b)	460,000	479,210
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (b)	1,750,000	1,916,370
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	484,797	489,117
FREMF Mortgage Trust (b)(c)
Series 2015-K720, Class B (b)(c) 3.51%, due 7/25/22	430,000	443,823
Series 2013-K27, Class B (b)(c) 3.616%, due 1/25/46	1,300,000	1,356,243
Series 2013-K24, Class B (b)(c) 3.622%, due 11/25/45	2,000,000	2,075,461
Series 2015-K721, Class B (b)(c) 3.681%, due 11/25/47	3,040,000	3,133,644
Series 2014-K717, Class B (b)(c) 3.754%, due 11/25/47	2,500,000	2,552,850
Series 2012-K23, Class B (b)(c) 3.782%, due 10/25/45	1,222,000	1,276,024
Series 2012-K22, Class B (b)(c) 3.81%, due 8/25/45	225,000	230,478
Series 2014-K41, Class B (b)(c) 3.963%, due 11/25/47	2,700,000	2,901,273
Series 2013-K35, Class B (b)(c) 4.073%, due 12/25/46	2,540,000	2,726,918
Series 2014-K716, Class B (b)(c) 4.081%, due 8/25/47	2,150,000	2,190,738
Series 2016-K54, Class B (b)(c) 4.189%, due 4/25/48	695,000	765,943
Series 2012-K17, Class B 4.318%, due 12/25/44 (b)	2,264,000	2,358,186
Series 2014-K38, Class B (c) 4.376%, due 6/25/47	2,000,000	2,187,188
Series 2010-K9, Class B (b)(c) 5.301%, due 9/25/45	2,180,000	2,185,290
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (b)	1,265,000	1,338,556
Wells Fargo Commercial Mortgage Trust Series 2018-1745, Class A 3.874%, due 6/15/36 (b)(c)	695,000	766,583

		31,373,895

	Principal Amount	Value
Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 4.194%, due 8/25/36 (c)	$110,045	$97,981

Whole Loan (Collateralized Mortgage Obligations) 0.5%
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (b)(d)	213,206	214,929
Wells Fargo Mortgage Backed Securities Trust Series 2020-2, Class A1 3.00%, due 12/25/49 (d)	1,500,000	1,545,937

		1,760,866

Total Mortgage-Backed Securities (Cost $54,033,568)		54,957,986

U.S. Government & Federal Agencies 75.0%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡ (e)
Series 360, Class 2, IO 5.00%, due 8/25/35	76,350	13,571
Series 361, Class 2 6.00%, due 10/25/35	16,495	3,747

		17,318

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 13.4%
2.00%, due 6/1/35	1,293,079	1,338,387
2.00%, due 6/1/50	2,993,568	3,064,409
2.50%, due 9/1/34	817,368	856,343
2.50%, due 1/1/40	1,272,601	1,327,542
2.50%, due 8/1/46	1,473,372	1,560,951
2.50%, due 3/1/50	2,741,400	2,860,285
2.50%, due 4/1/50	990,748	1,033,052
2.50%, due 5/1/50	2,982,190	3,108,065
2.50%, due 6/1/50	2,996,011	3,124,532
2.50%, due 7/1/50	3,000,000	3,128,101
3.00%, due 2/1/46	2,746,404	2,918,257
3.00%, due 4/1/47	2,850,191	3,015,424
3.00%, due 9/1/49	776,548	818,422
3.00%, due 11/1/49	1,748,266	1,854,080
3.50%, due 1/1/43	650,762	722,012
3.50%, due 1/1/44	353,771	382,690
3.50%, due 1/1/48	2,119,445	2,259,491
3.50%, due 2/1/48	2,387,114	2,522,444
4.00%, due 7/1/44	1,350,560	1,481,587
4.00%, due 3/1/45	307,869	337,664
4.00%, due 12/1/46	1,041,963	1,127,254
4.00%, due 2/1/48	565,615	602,282
4.00%, due 10/1/48	1,088,814	1,192,648
4.00%, due 3/1/49	850,391	901,029

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities (continued)
4.50%, due 3/1/41	$311,305	$342,220
4.50%, due 8/1/44	205,475	236,067
4.50%, due 12/1/44	888,785	995,308
4.50%, due 7/1/45	580,959	646,928
4.50%, due 4/1/46	93,971	104,497
4.50%, due 8/1/47	192,898	218,820
5.00%, due 11/1/41	1,106,921	1,270,190
6.50%, due 4/1/37	32,388	37,176

		45,388,157

Federal National Mortgage Association (Mortgage Pass-Through Securities) 31.4%
2.00%, due 5/1/35	504,070	521,732
2.00%, due 6/1/50	2,245,349	2,288,988
2.50%, due 12/1/37	1,998,086	2,094,050
2.50%, due 2/1/40	1,303,914	1,359,973
2.50%, due 1/1/47	3,017,760	3,194,954
2.50%, due 9/1/49	2,874,255	2,998,959
2.50%, due 2/1/50 TBA (f)	3,000,000	3,127,500
2.50%, due 3/1/50	3,032,749	3,163,445
2.50%, due 3/1/50	2,960,154	3,088,591
2.50%, due 3/1/50	626,162	656,600
2.50%, due 5/1/50	4,991,123	5,203,265
2.50%, due 5/1/50	1,988,252	2,072,370
2.50%, due 6/1/50	977,887	1,019,162
2.50%, due 7/1/50	3,000,000	3,128,101
2.50%, due 1/1/57	834,471	876,439
3.00%, due 10/1/32	604,960	644,830
3.00%, due 10/1/44	1,893,511	2,027,954
3.00%, due 9/1/46	1,820,471	1,886,644
3.00%, due 10/1/46	1,700,325	1,762,991
3.00%, due 3/1/47	1,355,034	1,433,556
3.00%, due 12/1/47	1,814,915	1,919,045
3.00%, due 10/1/48	37,262	38,316
3.00%, due 10/1/49	2,517,067	2,652,796
3.00%, due 12/1/49 TBA (f)	3,000,000	3,159,609
3.00%, due 3/1/50	2,708,392	2,869,502
3.00%, due 3/1/50	1,968,559	2,082,566
3.00%, due 3/1/50	3,084,033	3,251,398
3.00%, due 4/1/50	2,145,564	2,261,997
3.00%, due 5/1/50	1,988,979	2,096,910
3.00%, due 2/1/57	738,167	790,819
3.00%, due 6/1/57	816,358	874,254
3.50%, due 3/1/37	440,709	476,112
3.50%, due 2/1/43	1,592,545	1,766,380
3.50%, due 5/1/43	540,986	585,024
3.50%, due 7/1/43	531,127	585,417
3.50%, due 11/1/44	857,742	927,565
3.50%, due 3/1/45	902,470	986,471
3.50%, due 8/1/46	696,585	747,793

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 10/1/47	$658,415	$696,899
3.50%, due 2/1/48	406,561	430,030
3.50%, due 8/1/49	2,656,591	2,792,456
4.00%, due 8/1/38	2,848,188	3,067,427
4.00%, due 1/1/46	893,694	980,284
4.00%, due 9/1/47	565,600	601,967
4.00%, due 7/1/48	1,571,215	1,663,956
4.00%, due 9/1/48	1,421,152	1,533,298
4.00%, due 9/1/48	1,752,342	1,857,166
4.00%, due 4/1/49	421,069	445,905
4.50%, due 2/1/41	2,465,836	2,763,753
4.50%, due 4/1/41	6,000,712	6,831,325
4.50%, due 8/1/42	1,107,120	1,239,358
4.50%, due 12/1/43	283,326	314,946
4.50%, due 8/1/44	1,277,830	1,420,431
5.00%, due 9/1/41	2,097,349	2,406,001
5.00%, due 10/1/41	1,832,010	2,101,267
5.50%, due 7/1/41	3,264,795	3,743,261
6.00%, due 4/1/37	10,203	11,595
6.00%, due 7/1/39	740,685	864,551
6.50%, due 10/1/39	134,299	154,920
6.50%, due 8/1/47	14,686	15,827

		106,558,701

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.0%
4.00%, due 11/20/49	1,867,377	1,978,918
4.50%, due 7/20/49	1,353,092	1,445,909

		3,424,827

Overseas Private Investment Corporation 0.3%
5.142%, due 12/15/23	895,202	968,921

Tennessee Valley Authority 2.4%
3.875%, due 2/15/21	2,000,000	2,045,325
4.65%, due 6/15/35	4,395,000	6,092,686

		8,138,011

United States Treasury Bonds 2.5%
3.00%, due 5/15/45	2,790,000	3,746,011
3.00%, due 2/15/48	2,000,000	2,737,891
4.375%, due 11/15/39	1,200,000	1,886,906

		8,370,808

United States Treasury Notes 21.1%
0.25%, due 4/15/23	2,500,000	2,505,273
0.375%, due 4/30/25	5,000,000	5,022,656
1.50%, due 2/15/30	2,615,000	2,826,856
1.625%, due 8/15/22	2,170,000	2,236,965
1.625%, due 5/15/26	380,000	407,238
1.75%, due 9/30/22	3,070,000	3,178,769
1.75%, due 5/15/23	500,000	522,500

12	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.00%, due 8/31/21	$3,775,000	$3,855,071
2.25%, due 4/30/21	12,000,000	12,206,250
2.25%, due 4/30/24	16,190,000	17,447,255
2.375%, due 8/15/24	1,695,000	1,844,107
2.625%, due 1/31/26	1,700,000	1,912,633
2.75%, due 4/30/23	5,885,000	6,311,662
2.75%, due 7/31/23	845,000	911,610
2.75%, due 8/31/23	1,325,000	1,432,139
3.00%, due 10/31/25	7,805,000	8,903,798

		71,524,782

United States Treasury Inflation—Indexed Bond 1.5%
0.125%, due 1/15/30 (g)	4,764,465	5,147,061

United States Treasury Inflation—Indexed Note 1.4%
0.875%, due 1/15/29 (g)	4,011,699	4,570,358

Total U.S. Government & Federal Agencies (Cost $241,791,157)		254,108,944

Total Long-Term Bonds (Cost $316,159,392)		330,135,894

	Shares
Short-Term Investments 4.7%
Affiliated Investment Company 4.4%
MainStay U.S. Government Liquidity Fund, 0.05% (h)	15,011,218	15,011,218

Total Affiliated Investment Company (Cost $15,011,218)		15,011,218

	Principal Amount
U.S. Government & Federal Agencies 0.3%
United States Treasury Bills (i)
0.112%, due 7/30/20	$980,000	979,913

Total U.S. Government & Federal Agencies (Cost $979,913)		979,913

Total Short-Term Investments (Cost $15,991,131)		15,991,131

Total Investments (Cost $332,150,523)	102.1%	346,127,025
Other Assets, Less Liabilities	(2.1)	(7,262,947)
Net Assets	100.0%	$338,864,078
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.

(e)

Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(f)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2020, the total net market value of these securities was $6,287,109, which represented 1.9% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(h)	Current yield as of June 30, 2020.
(i)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$9,761,234	$—	$9,761,234
Corporate Bonds	—	11,307,730	—	11,307,730
Mortgage-Backed Securities	—	54,957,986	—	54,957,986
U.S. Government & Federal Agencies	—	254,108,944	—	254,108,944

Total Long-Term Bonds	—	330,135,894	—	330,135,894

Short-Term Investments
Affiliated Investment Company	15,011,218	—	—	15,011,218
U.S. Government & Federal Agencies	—	979,913	—	979,913

Total Short-Term Investments	15,011,218	979,913	—	15,991,131

Total Investments in Securities	$15,011,218	$331,115,807	$—	$346,127,025

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $317,139,305)	$331,115,807
Investment in affiliated investment company, at value (identified cost $15,011,218)	15,011,218
Receivables:
Portfolio shares sold	3,677,503
Dividends and interest	1,141,012
Other assets	1,961

Total assets	350,947,501

Liabilities
Payables:
Investment securities purchased	10,807,358
Portfolio shares redeemed	1,032,056
Manager (See Note 3)	133,085
NYLIFE Distributors (See Note 3)	54,490
Professional fees	27,360
Shareholder communication	19,651
Custodian	7,640
Trustees	297
Accrued expenses	1,486

Total liabilities	12,083,423

Net assets	$338,864,078

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,233
Additional paid-in capital	321,823,854

321,854,087
Total distributable earnings (loss)	17,009,991

Net assets	$338,864,078

Initial Class
Net assets applicable to outstanding shares	$62,266,963

Shares of beneficial interest outstanding	5,510,320

Net asset value per share outstanding	$11.30

Service Class
Net assets applicable to outstanding shares	$276,597,115

Shares of beneficial interest outstanding	24,722,193

Net asset value per share outstanding	$11.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,491,388
Dividends-affiliated	21,211
Securities lending	6,332
Other	958

Total income	3,519,889

Expenses
Manager (See Note 3)	737,853
Distribution/Service—Service Class (See Note 3)	301,885
Professional fees	38,228
Custodian	20,381
Shareholder communication	18,694
Trustees	3,090
Miscellaneous	5,732

Total expenses	1,125,863

Net investment income (loss)	2,394,026

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	874,343
Net change in unrealized appreciation (depreciation) on unaffiliated investments	8,169,817

Net realized and unrealized gain (loss) on investments	9,044,160

Net increase (decrease) in net assets resulting from operations	$11,438,186

16	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,394,026	$4,927,803
Net realized gain (loss) on investments	874,343	1,165,496
Net change in unrealized appreciation (depreciation) on investments	8,169,817	5,203,640

Net increase (decrease) in net assets resulting from operations	11,438,186	11,296,939

Distributions to shareholders:
Initial Class	—	(1,045,109)
Service Class	—	(3,495,346)

Total distributions to shareholders	—	(4,540,455)

Capital share transactions:
Net proceeds from sale of shares	141,135,641	77,824,673
Net asset value of shares issued to shareholders in reinvestment of distributions	—	4,540,455
Cost of shares redeemed	(66,276,966)	(48,682,350)

Increase (decrease) in net assets derived from capital share transactions	74,858,675	33,682,778

Net increase (decrease) in net assets	86,296,861	40,439,262

Net Assets
Beginning of period	252,567,217	212,127,955

End of period	$338,864,078	$252,567,217

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.84		$10.49	$10.78	$10.85	$10.99		$11.25

Net investment income (loss) (a)	0.10		0.25	0.26	0.25	0.24		0.29

Net realized and unrealized gain (loss) on investments	0.36		0.32	(0.27)	(0.02)	(0.11)		(0.23)

Total from investment operations	0.46		0.57	(0.01)	0.23	0.13		0.06

Less distributions:

From net investment income	—		(0.22)	(0.28)	(0.30)	(0.27)		(0.32)

Net asset value at end of period	$11.30		$10.84	$10.49	$10.78	$10.85		$10.99

Total investment return (b)	4.24	%(c)	5.42%	(0.06%)	2.11%	1.07%		0.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.84	% ††	2.35%	2.44%	2.29%	2.14	%(d)	2.54%

Net expenses (e)	0.56	% ††	0.57%	0.57%	0.56%	0.55	%(f)	0.55%

Expenses (before waiver/reimbursement) (e)	0.56	% ††	0.57%	0.57%	0.56%	0.56%		0.55%

Portfolio turnover rate (g)	35%		30%	92%	17%	64%		12%

Net assets at end of period (in 000’s)	$62,267		$51,698	$52,552	$56,561	$64,930		$72,924

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 31%, 80%, 5%, 19% and 11% for the six months ended June 30, 2020 and for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016		2015

Net asset value at beginning of period	$10.74		$10.41	$10.69	$10.76	$10.90		$11.16

Net investment income (loss) (a)	0.09		0.22	0.23	0.22	0.21		0.26

Net realized and unrealized gain (loss) on investments	0.36		0.31	(0.26)	(0.03)	(0.11)		(0.23)

Total from investment operations	0.45		0.53	(0.03)	0.19	0.10		0.03

Less distributions:

From net investment income	—		(0.20)	(0.25)	(0.26)	(0.24)		(0.29)

Net asset value at end of period	$11.19		$10.74	$10.41	$10.69	$10.76		$10.90

Total investment return (b)	4.19	%(c)	5.15%	(0.31%)	1.86%	0.82%		0.28%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.57	% ††	2.09%	2.19%	2.04%	1.89	%(d)	2.29%

Net expenses (e)	0.81	% ††	0.82%	0.82%	0.81%	0.80	%(f)	0.80%

Expenses (before waiver/reimbursement) (e)	0.81	% ††	0.82%	0.82%	0.81%	0.81%		0.80%

Portfolio turnover rate (g)	35%		30%	92%	17%	64%		12%

Net assets at end of period (in 000’s)	$276,597		$200,869	$159,575	$155,477	$186,207		$178,259

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 31%, 80%, 5%, 19% and 11% for the six months ended June 30, 2020 and for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

18	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

20	MainStay VP MacKay Government Portfolio

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The

21

Notes to Financial Statements (Unaudited) (continued)

Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(J)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(K)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an

22	MainStay VP MacKay Government Portfolio

Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.50%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $737,853 and paid the Subadvisor in the amount of $368,926.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$4,751	$129,265	$(119,005)	$—	$—	$15,011	$21	$—	15,011

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$332,161,985	$14,044,544	$(79,504)	$13,965,040

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $5,151,239 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or have expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$589	$4,562

23

Notes to Financial Statements (Unaudited) (continued)

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,540,455	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street Served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $138,623 and $98,886, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $22,015 and $1,454, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	1,326,112	$14,892,010
Shares redeemed	(586,074)	(6,540,261)

Net increase (decrease)	740,038	$8,351,749

Year ended December 31, 2019:
Shares sold	333,172	$3,602,034
Shares issued to shareholders in reinvestment of distributions	95,996	1,045,109
Shares redeemed	(669,585)	(7,205,847)

Net increase (decrease)	(240,417)	$(2,558,704)

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	11,420,278	$126,243,631
Shares redeemed	(5,394,558)	(59,736,705)

Net increase (decrease)	6,025,720	$66,506,926

Year ended December 31, 2019:
Shares sold	6,932,390	$74,222,639
Shares issued to shareholders in reinvestment of distributions	323,666	3,495,346
Shares redeemed	(3,895,948)	(41,476,503)

Net increase (decrease)	3,360,108	$36,241,482

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Government Portfolio

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

25

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

26	MainStay VP MacKay Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and -performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

27

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781622	MSVPG10-08/20 (NYLIAC) NI519

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	–4.09%	–0.21%	4.78%	6.34%	0.59%
Service Class Shares	6/4/2003	–4.21	–0.46	4.52	6.08	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. High Yield Constrained Index[3]	–4.84%	–1.17%	4.57%	6.46%
Morningstar High Yield Bond Category Average[4]	–5.17	–1.89	3.38	5.49

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The ICE BofAML U.S. High Yield Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$959.10	$2.87	$1,021.93	$2.97	0.59%

Service Class Shares	$1,000.00	$957.90	$4.09	$1,020.69	$4.22	0.84%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%–5.875%, due 4/1/24–5/1/32

2.	T-Mobile USA, Inc., 4.50%–6.50%, due 1/15/24–2/1/28

3.	HCA, Inc., 3.50%–8.36%, due 5/1/23–11/6/33

4.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–6/15/30

5.	Sprint Capital Corp., 6.875%, due 11/15/28
6.	MSCI, Inc., 3.625%–5.375%, due 8/1/26–2/15/31

7.	Equinix, Inc., 5.375%–5.875%, due 1/15/26–5/15/27

8.	TransDigm, Inc., 2.428%–8.00%, due 7/15/24–3/15/27

9.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co–Issuer, Inc., 4.625%–5.75%, due 5/1/24–2/1/27

10.	Kraft Heinz Foods Co., 3.875%–6.875%, due 7/15/25–2/9/40

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay High Yield Corporate Bond Portfolio returned –4.09% for Initial Class shares and –4.21% for Service Class shares. Over the same period, both share classes outperformed the –4.84% return of the ICE BofAML U.S. High Yield Constrained Index, which is the Portfolio’s primary benchmark, and the –5.17% return of the Morningstar High Yield Bond Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

In the first quarter of 2020, the U.S. high-yield market experienced its highest levels of volatility in more than a decade as the COVID-19 pandemic spread fear, sharply slowed the global economy and shook investor sentiment. Mirroring the steep decline in broad-based equity indices, the ICE BofAML U.S. High Yield Constrained Index declined almost 18% in the first three weeks of March before rebounding almost 7% in the final week, then continuing to recover through the end of the reporting period.

The U.S. Federal Reserve (“Fed”) played a significant role in the recovery of credit markets by taking unprecedented actions. The recovery started on March 23, 2020, triggered by the Fed’s announcement that it would begin buying investment-grade corporate bonds and ETFs. The easing of stress in the investment-grade market carried over to the high-yield market. Further, on April 9, 2020, the Fed announced more expansive measures, including extending loans to companies and a further expansion of its direct purchase program to include recent “fallen angels” (credits downgraded from investment grade to high yield), syndicated loans and high-yield ETFs.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the ICE BofAML U.S. High Yield Constrained Index during the reporting period largely due to favorable security selection in the lagging energy sector. Security selection within telecommunications and leisure also provided positive contributions to relative performance, as did underweight exposure to riskier credits rated CCC.2 (Contributions take weightings and total returns into account.)

Underweight exposure to health care and security selection within the capital goods sector detracted from relative returns.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the Portfolio’s duration positioning is the result of our bottom-up investment process. Throughout the reporting period, the Portfolio’s investment process resulted in a group of holdings with a lower average duration than the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Due to the sharp sell-off in the credit markets caused by the pandemic, which triggered a wave of downgrades, we were able to purchase crossover investment-grade and fallen angel credits trading at attractive spreads.4

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

Security selection in the energy sector, the weakest performing sector in the high-yield universe during the reporting period, was the strongest positive contributor to the Portfolio’s absolute performance. Security selection within telecommunications and leisure also provided positive contributions, as did the portfolio’s exposure to higher-quality credits. The largest detractor from absolute performance during the same period was security selection within the capital goods sector. Security selection in automotive and underweight exposure to health care also detracted.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased credits from Kraft Heinz as the issuer was downgraded from investment grade. The Portfolio also purchased Occidental Petroleum bonds during the reporting period. Conversely, the Portfolio trimmed positions in sectors hard hit by the economic impact of the pandemic, such as

1.	See page 5 for more information on benchmark and peer group returns.
2.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay High Yield Corporate Bond Portfolio

credits from American Axle & Manufacturing in the automotive sector and Triumph Group in the aerospace/defense sector.

How did the Portfolio’s sector weightings change during the reporting period?

There were no material changes to the Portfolio’s sector weightings during the reporting period. There was a decrease in telecommunications exposure due to a large issuer’s bond being called, and a decrease in retail exposure. The Portfolio marginally increased its health care and technology exposure.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio held underweight exposure relative to the ICE BofAML U.S. High Yield Constrained Index in bonds rated CCC, and overweight exposure to higher-quality issuers, with a focus on crossover investment-grade and fallen angel credits. Across industries, as of the same date, the Portfolio held overweight exposure to basic industry and leisure, and underweight exposure to health care and services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.8%† Convertible Bonds 0.6%
Investment Company 0.1%
Ares Capital Corp. 4.625%, due 3/1/24	$2,940,000	$2,877,525

Media 0.2%
Dish Network Corp. 2.375%, due 3/15/24	2,550,000	2,291,421
DISH Network Corp. 3.375%, due 8/15/26	3,870,000	3,564,714

		5,856,135

Real Estate Investment Trusts 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	10,135,000	10,128,952

Total Convertible Bonds (Cost $18,478,697)		18,862,612

Corporate Bonds 91.7%
Advertising 1.4%
Lamar Media Corp. 3.75%, due 2/15/28 (a)	6,320,000	5,958,496
4.00%, due 2/15/30 (a)	4,000,000	3,828,800
4.875%, due 1/15/29 (a)	2,195,000	2,205,975
5.75%, due 2/1/26	8,465,000	8,732,663
National CineMedia LLC 5.875%, due 4/15/28 (a)	1,000,000	822,500
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.00%, due 8/15/27 (a)	7,660,000	6,894,000
5.625%, due 2/15/24	12,030,000	12,060,075

		40,502,509

Aerospace & Defense 1.5%
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, due 8/15/26 (a)	5,587,000	4,286,346
SSL Robotics LLC 9.75%, due 12/31/23 (a)	1,750,000	1,872,500
TransDigm UK Holdings PLC 6.875%, due 5/15/26	7,637,000	7,102,410
TransDigm, Inc. 6.25%, due 3/15/26 (a)	22,850,000	22,793,332
6.50%, due 7/15/24	3,050,000	2,912,110
7.50%, due 3/15/27	2,500,000	2,398,750
8.00%, due 12/15/25 (a)	2,000,000	2,101,980

		43,467,428

Airlines 0.3%
Delta Air Lines, Inc. 7.375%, due 1/15/26	2,160,000	2,089,580

	Principal Amount	Value
Airlines (continued)
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	$6,405,000	$6,421,012

		8,510,592

Auto Manufacturers 1.9%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (a)	6,410,000	6,121,550
Ford Holdings LLC 9.30%, due 3/1/30	7,979,000	8,973,981
Ford Motor Co. 5.291%, due 12/8/46	1,000,000	822,290
7.45%, due 7/16/31	5,200,000	5,473,000
9.625%, due 4/22/30	1,500,000	1,776,450
Ford Motor Credit Co. LLC 3.339%, due 3/28/22	2,561,000	2,476,999
4.271%, due 1/9/27	1,647,000	1,535,313
4.389%, due 1/8/26	750,000	714,135
5.125%, due 6/16/25	3,500,000	3,501,400
General Motors Co. 6.80%, due 10/1/27	3,000,000	3,495,780
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (a)	8,055,000	8,135,550
McLaren Finance PLC 5.75%, due 8/1/22 (a)	8,170,000	5,719,000
Wabash National Corp. 5.50%, due 10/1/25 (a)	6,967,000	6,392,223

		55,137,671

Auto Parts & Equipment 2.3%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (a)	6,300,000	5,164,740
Adient U.S. LLC 7.00%, due 5/15/26 (a)	4,000,000	4,140,000
American Axle & Manufacturing, Inc. 6.25%, due 4/1/25 (b)	4,000,000	3,930,000
Exide International Holdings, L.P. 10.75% (6.25% Cash and 4.50% PIK), due 10/31/21 (a)(c)(d)(e)(f)(g)(h)	9,857,254	8,664,526
Exide Technologies(a)(c)(d)(e)(f)(g)(h) 11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	24,651,983	4,314,097
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24	10,241,653	0
IHO Verwaltungs GmbH (a)(h) 4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	6,643,000	6,510,140
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	9,191,000	9,340,354
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	10,105,000	10,266,049

10	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Meritor, Inc. 6.25%, due 2/15/24	$1,300,000	$1,309,750
6.25%, due 6/1/25 (a)	1,000,000	1,010,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (a)	6,640,000	6,670,662
Tenneco, Inc. 5.00%, due 7/15/26	6,982,000	4,608,120

		65,928,438

Building Materials 1.3%
BMC East LLC 5.50%, due 10/1/24 (a)	705,000	710,288
James Hardie International Finance DAC (a) 4.75%, due 1/15/25	3,300,000	3,357,750
5.00%, due 1/15/28	8,011,000	8,171,220
Patrick Industries, Inc. 7.50%, due 10/15/27 (a)	5,210,000	5,366,300
Summit Materials LLC / Summit Materials Finance Corp. 5.125%, due 6/1/25 (a)	3,270,000	3,229,125
6.125%, due 7/15/23	12,080,000	12,026,244
6.50%, due 3/15/27 (a)	5,135,000	5,250,537

		38,111,464

Chemicals 2.2%
Blue Cube Spinco LLC 9.75%, due 10/15/23	8,120,000	8,363,600
10.00%, due 10/15/25	7,000,000	7,297,500
Innophos Holdings, Inc. 9.375%, due 2/15/28 (a)	5,085,000	4,983,300
Minerals Technologies, Inc. 5.00%, due 7/1/28 (a)	995,000	1,009,925
Neon Holdings, Inc. 10.125%, due 4/1/26 (a)	5,400,000	5,359,500
NOVA Chemicals Corp. (a) 4.875%, due 6/1/24	2,635,000	2,457,137
5.25%, due 6/1/27	1,000,000	877,870
Olin Corp. 5.625%, due 8/1/29	2,979,000	2,740,740
9.50%, due 6/1/25 (a)	2,670,000	2,977,050
PolyOne Corp. 5.25%, due 3/15/23	8,976,000	9,694,080
5.75%, due 5/15/25 (a)	2,000,000	2,057,500
TPC Group, Inc. 10.50%, due 8/1/24 (a)	15,103,000	13,517,185
Valvoline, Inc. 4.375%, due 8/15/25 (a)	2,000,000	2,010,000

		63,345,387

	Principal Amount	Value
Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (a)	$3,465,000	$2,875,950

Commercial Services 4.0%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.75%, due 7/15/27 (a)	4,115,000	4,336,181
Ashtead Capital, Inc. (a) 4.00%, due 5/1/28	4,595,000	4,572,025
4.25%, due 11/1/29	5,300,000	5,300,000
4.375%, due 8/15/27	2,008,000	2,063,943
5.25%, due 8/1/26	1,500,000	1,576,875
Cimpress PLC 7.00%, due 6/15/26 (a)	8,542,000	7,879,995
Gartner, Inc. 5.125%, due 4/1/25 (a)	13,007,000	13,319,818
Graham Holdings Co. 5.75%, due 6/1/26 (a)	11,107,000	11,486,082
Harsco Corp. 5.75%, due 7/31/27 (a)	2,000,000	2,005,000
IHS Markit, Ltd. (a) 4.75%, due 2/15/25	3,950,000	4,424,000
5.00%, due 11/1/22	18,089,000	19,396,381
Jaguar Holding Co. II / PPD Development L.P. 5.00%, due 6/15/28 (a)	1,420,000	1,453,725
Korn Ferry 4.625%, due 12/15/27 (a)	4,000,000	3,880,000
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (a)	911,000	911,638
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (a)	17,214,000	17,153,062
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (a)	2,800,000	2,880,500
United Rentals North America, Inc. 3.875%, due 11/15/27	4,495,000	4,483,763
4.875%, due 1/15/28	1,000,000	1,025,000
5.50%, due 5/15/27	1,000,000	1,030,000
6.50%, due 12/15/26	3,420,000	3,591,000

		112,768,988

Computers 0.1%
NCR Corp. 6.375%, due 12/15/23	3,810,000	3,871,913

Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co. 4.70%, due 5/24/22	7,320,000	7,576,346
5.50%, due 6/1/28 (a)	4,000,000	4,110,000

		11,686,346

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Distribution & Wholesale 0.3%
Anixter, Inc. 5.125%, due 10/1/21	$2,425,000	$2,552,555
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	3,990,000	3,850,350
Resideo Funding, Inc. 6.125%, due 11/1/26 (a)	3,000,000	2,932,500

		9,335,405

Diversified Financial Services 1.2%
Credit Acceptance Corp. 5.125%, due 12/31/24 (a)	2,175,000	2,100,398
6.625%, due 3/15/26	7,590,000	7,620,739
INTL. FCStone, Inc. 8.625%, due 6/15/25 (a)	1,300,000	1,357,694
Jefferies Finance LLC / JFIN Co-Issuer Corp. (a) 6.25%, due 6/3/26	5,000,000	4,662,500
7.25%, due 8/15/24	3,955,000	3,480,400
LPL Holdings, Inc. (a) 4.625%, due 11/15/27	1,535,000	1,515,813
5.75%, due 9/15/25	9,320,000	9,436,500
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (a)	5,480,000	5,041,600

		35,215,644

Electric 1.3%
AES Corp. 5.50%, due 4/15/25	2,000,000	2,052,600
Clearway Energy Operating LLC 4.75%, due 3/15/28 (a)	2,000,000	2,039,880
DPL, Inc. 4.125%, due 7/1/25 (a)	5,815,000	5,816,628
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (7.625% Cash or 8.375% PIK), due 6/1/24 (a)(e)(h)	3,040,811	2,736,730
NextEra Energy Operating Partners, L.P. 3.875%, due 10/15/26 (a)	4,500,000	4,493,475
NRG Energy, Inc. 6.625%, due 1/15/27	7,000,000	7,306,250
PG&E Corp. 5.00%, due 7/1/28	5,550,000	5,548,335
5.25%, due 7/1/30	3,000,000	3,017,100
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	3,300,000	3,337,125

		36,348,123

	Principal Amount	Value
Electrical Components & Equipment 0.7%
Energizer Holdings, Inc. (a) 4.75%, due 6/15/28	$1,000,000	$980,970
6.375%, due 7/15/26	2,935,000	3,034,673
WESCO Distribution, Inc. 5.375%, due 12/15/21	5,660,000	5,665,660
7.125%, due 6/15/25 (a)	4,535,000	4,775,944
7.25%, due 6/15/28 (a)	3,690,000	3,902,175

		18,359,422

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (a)	6,365,000	6,341,131

Energy—Alternate Sources 0.1%
Terraform Power Operating LLC 4.75%, due 1/15/30 (a)	2,665,000	2,704,975

Engineering & Construction 0.5%
PowerTeam Services LLC 9.033%, due 12/4/25 (a)	3,000,000	3,060,000
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	7,219,000	7,164,857
6.625%, due 8/15/25	4,423,000	4,456,173

		14,681,030

Entertainment 2.2%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.50%, due 2/15/28 (a)	5,860,000	5,365,709
Boyne USA, Inc. 7.25%, due 5/1/25 (a)	3,250,000	3,404,375
Churchill Downs, Inc. (a) 4.75%, due 1/15/28	6,067,000	5,854,655
5.50%, due 4/1/27	8,051,000	7,880,319
International Game Technology PLC 6.25%, due 1/15/27 (a)	6,725,000	6,893,125
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (a)	2,193,000	1,932,033
Live Nation Entertainment, Inc. (a) 4.75%, due 10/15/27	3,955,000	3,402,130
4.875%, due 11/1/24	570,000	513,000
6.50%, due 5/15/27	6,435,000	6,628,050
Merlin Entertainments PLC 5.75%, due 6/15/26 (a)	10,050,000	9,679,959
Twin River Worldwide Holdings, Inc. 6.75%, due 6/1/27 (a)	8,100,000	7,695,000
Vail Resorts, Inc. 6.25%, due 5/15/25 (a)	2,000,000	2,092,500

		61,340,855

12	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 2.0%
B&G Foods, Inc. 5.25%, due 4/1/25	$4,142,000	$4,173,065
Kraft Heinz Foods Co. 3.875%, due 5/15/27 (a)	4,625,000	4,833,071
3.95%, due 7/15/25	1,879,000	1,993,679
4.25%, due 3/1/31 (a)	3,500,000	3,711,026
6.50%, due 2/9/40	7,660,000	9,220,011
6.875%, due 1/26/39	7,588,000	9,380,506
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (a)	5,130,000	5,617,350
Land O’Lakes, Inc. 6.00%, due 11/15/22 (a)	7,880,000	8,116,400
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (a)	9,045,000	9,225,900

		56,271,008

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	4,300,000	4,440,309

Forest Products & Paper 1.2%
Mercer International, Inc. 5.50%, due 1/15/26	1,000,000	940,000
6.50%, due 2/1/24	6,005,000	5,901,174
7.375%, due 1/15/25	5,600,000	5,572,000
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (a)	3,000,000	3,067,500
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	15,843,000	18,373,127

		33,853,801

Gas 0.7%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.625%, due 5/20/24	5,895,000	6,114,294
5.75%, due 5/20/27	2,485,000	2,627,888
5.875%, due 8/20/26	6,885,000	7,263,675
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (a)	5,100,000	4,673,844

		20,679,701

Hand & Machine Tools 0.4%
Colfax Corp. (a) 6.00%, due 2/15/24	3,240,000	3,341,250
6.375%, due 2/15/26	4,071,000	4,254,195
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (a)	4,250,000	3,612,500

		11,207,945

	Principal Amount	Value
Health Care—Products 0.7%
Hill-Rom Holdings, Inc. 4.375%, due 9/15/27 (a)	$2,025,000	$2,073,094
Hologic, Inc. (a) 4.375%, due 10/15/25	4,080,000	4,119,943
4.625%, due 2/1/28	3,000,000	3,112,500
Teleflex, Inc. 4.25%, due 6/1/28 (a)	6,805,000	6,975,125
4.625%, due 11/15/27	2,275,000	2,405,153

		18,685,815

Health Care—Services 5.4%
Acadia Healthcare Co., Inc. 5.50%, due 7/1/28 (a)	2,300,000	2,305,750
5.625%, due 2/15/23	7,087,000	7,089,480
6.50%, due 3/1/24	2,000,000	2,035,360
AHP Health Partners, Inc. 9.75%, due 7/15/26 (a)	5,890,000	6,051,975
Catalent Pharma Solutions, Inc. (a) 4.875%, due 1/15/26	4,890,000	4,964,328
5.00%, due 7/15/27	220,000	228,389
Centene Corp. 4.25%, due 12/15/27	1,810,000	1,867,757
4.625%, due 12/15/29	5,370,000	5,665,350
4.75%, due 1/15/25	4,605,000	4,714,461
5.25%, due 4/1/25 (a)	4,455,000	4,587,180
5.375%, due 6/1/26 (a)	3,245,000	3,363,962
5.375%, due 8/15/26 (a)	2,380,000	2,475,700
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (a)	5,525,000	5,746,000
DaVita, Inc. 4.625%, due 6/1/30 (a)	1,600,000	1,592,320
Encompass Health Corp. 4.50%, due 2/1/28	5,000,000	4,795,600
4.75%, due 2/1/30	7,100,000	6,780,500
5.75%, due 11/1/24	4,072,000	4,072,000
HCA, Inc. 3.50%, due 9/1/30	8,300,000	7,994,327
5.25%, due 4/15/25	4,220,000	4,839,760
5.375%, due 2/1/25	7,420,000	7,948,675
5.625%, due 9/1/28	2,090,000	2,332,963
5.875%, due 5/1/23	4,800,000	5,190,000
5.875%, due 2/15/26	9,015,000	9,882,694
7.50%, due 11/6/33	6,000,000	7,290,000
7.58%, due 9/15/25	2,007,000	2,308,050
7.69%, due 6/15/25	9,195,000	10,482,300
8.36%, due 4/15/24	1,955,000	2,248,250
IQVIA, Inc. 5.00%, due 10/15/26 (a)	9,792,000	10,073,030
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (a)	10,055,000	10,356,650

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
Select Medical Corp. 6.25%, due 8/15/26 (a)	$2,550,000	$2,577,922

		151,860,733

Holding Company—Diversified 0.3%
Stena International S.A. 6.125%, due 2/1/25 (a)	9,470,000	9,043,850

Home Builders 2.7%
Adams Homes, Inc. 7.50%, due 2/15/25 (a)	3,925,000	3,856,312
Ashton Woods USA LLC / Ashton Woods Finance Co. (a) 6.625%, due 1/15/28	2,000,000	1,965,000
6.75%, due 8/1/25	2,237,000	2,197,853
9.875%, due 4/1/27	3,230,000	3,431,875
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. (a) 4.875%, due 2/15/30	1,500,000	1,253,400
6.25%, due 9/15/27	4,855,000	4,642,885
6.375%, due 5/15/25	3,520,000	3,484,800
Century Communities, Inc. 5.875%, due 7/15/25	3,100,000	3,084,500
6.75%, due 6/1/27	6,775,000	6,808,875
Installed Building Products, Inc. 5.75%, due 2/1/28 (a)	5,230,000	5,230,000
M/I Homes, Inc. 4.95%, due 2/1/28	3,000,000	2,981,250
5.625%, due 8/1/25	815,000	823,150
New Home Co., Inc. 7.25%, due 4/1/22	5,400,000	5,022,000
Picasso Finance Sub, Inc. 6.125%, due 6/15/25 (a)	3,005,000	3,072,612
PulteGroup, Inc. 7.875%, due 6/15/32	3,595,000	4,593,691
Shea Homes, L.P. / Shea Homes Funding Corp. (a) 4.75%, due 2/15/28	6,000,000	5,700,000
6.125%, due 4/1/25	10,705,000	10,758,525
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (a)	4,441,000	4,615,887
Winnebago Industries 6.25%, due 7/15/28	2,210,000	2,227,886

		75,750,501

Household Products & Wares 0.8%
Prestige Brands, Inc. (a) 5.125%, due 1/15/28	4,245,000	4,181,325
6.375%, due 3/1/24	12,915,000	13,237,875

	Principal Amount	Value
Household Products & Wares (continued)
Spectrum Brands, Inc. 5.50%, due 7/15/30 (a)	$2,500,000	$2,503,125
5.75%, due 7/15/25	3,840,000	3,940,877

		23,863,202

Housewares 0.1%
CD&R Smokey Buyer, Inc. 6.75%, due 7/15/25 (a)	1,540,000	1,601,138

Insurance 1.2%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	8,145,000	8,843,183
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,746,148
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (a)	2,500,000	2,700,000
MGIC Investment Corp. 5.75%, due 8/15/23	9,545,000	9,855,212
NMI Holdings, Inc. 7.375%, due 6/1/25 (a)	2,000,000	2,092,760
USI, Inc. 6.875%, due 5/1/25 (a)	5,890,000	5,941,538

		35,178,841

Internet 2.5%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (a)	2,870,000	2,952,513
Expedia Group, Inc. (a) 6.25%, due 5/1/25	2,000,000	2,130,546
7.00%, due 5/1/25	3,385,000	3,518,547
Netflix, Inc. 4.875%, due 4/15/28	1,692,000	1,809,205
4.875%, due 6/15/30 (a)	3,000,000	3,217,500
5.375%, due 11/15/29 (a)	2,500,000	2,738,000
5.50%, due 2/15/22	7,455,000	7,773,701
5.75%, due 3/1/24	10,899,000	11,798,167
5.875%, due 2/15/25	3,320,000	3,668,600
5.875%, due 11/15/28	8,800,000	10,021,000
Uber Technologies, Inc. (a) 7.50%, due 5/15/25	2,000,000	2,015,000
7.50%, due 9/15/27	5,115,000	5,127,788
VeriSign, Inc. 4.75%, due 7/15/27	4,900,000	5,147,401
5.25%, due 4/1/25	9,025,000	9,995,187

		71,913,155

Investment Companies 1.4%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (a)	6,090,000	6,193,104
FS Energy & Power Fund 7.50%, due 8/15/23 (a)	18,275,000	15,579,437

14	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Investment Companies (continued)
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 4.75%, due 9/15/24	$3,570,000	$3,356,514
5.25%, due 5/15/27	7,615,000	7,348,475
6.25%, due 5/15/26	7,290,000	7,295,103

		39,772,633

Iron & Steel 1.3%
Allegheny Ludlum LLC 6.95%, due 12/15/25	7,400,000	7,178,000
Allegheny Technologies, Inc. 7.875%, due 8/15/23	1,423,000	1,456,796
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (a)	19,084,000	18,225,220
Mineral Resources, Ltd. 8.125%, due 5/1/27 (a)	9,130,000	9,700,625

		36,560,641

Leisure Time 1.3%
Carlson Travel, Inc. (a) 6.75%, due 12/15/23 (b)	21,868,000	14,214,200
9.50%, due 12/15/24	15,253,000	6,711,320
Silversea Cruise Finance, Ltd. 7.25%, due 2/1/25 (a)	8,000,000	7,540,000
Vista Outdoor, Inc. 5.875%, due 10/1/23	7,369,000	7,203,197

		35,668,717

Lodging 2.2%
Boyd Gaming Corp. 4.75%, due 12/1/27 (a)	5,430,000	4,669,800
6.00%, due 8/15/26	9,595,000	8,968,447
6.375%, due 4/1/26	1,935,000	1,838,250
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	8,812,615
Hilton Domestic Operating Co., Inc. 4.875%, due 1/15/30	7,000,000	6,895,000
5.125%, due 5/1/26	11,615,000	11,564,242
5.75%, due 5/1/28 (a)	2,100,000	2,121,000
Hyatt Hotels Corp. 5.75%, due 4/23/30	2,315,000	2,545,390
Marriott International, Inc. 4.625%, due 6/15/30	1,000,000	1,037,615
5.75%, due 5/1/25	7,050,000	7,658,818
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26	4,576,000	4,610,320
MGM Resorts International 5.75%, due 6/15/25	2,589,000	2,559,926

		63,281,423

	Principal Amount	Value
Machinery—Construction & Mining 0.1%
BWX Technologies, Inc. 4.125%, due 6/30/28 (a)	$2,000,000	$1,995,000

Machinery—Diversified 0.6%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	1,647,325
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (a)	3,734,000	3,902,030
Tennant Co. 5.625%, due 5/1/25	6,770,000	6,837,700
Vertical Holdco GmbH Co. 7.625%, due 7/15/28	785,000	785,000
Vertical U.S. Newco, Inc. 5.25%, due 7/15/27	2,820,000	2,820,000

		15,992,055

Media 6.8%
Block Communications, Inc. 4.875%, due 3/1/28 (a)	3,775,000	3,728,907
CCO Holdings LLC / CCO Holdings Capital Corp. (a) 4.50%, due 8/15/30	13,555,000	13,826,100
4.50%, due 5/1/32	8,180,000	8,282,250
4.75%, due 3/1/30	7,715,000	7,893,911
5.00%, due 2/1/28	8,550,000	8,827,875
5.125%, due 5/1/27	12,000,000	12,415,200
5.375%, due 5/1/25	1,961,000	2,010,025
5.375%, due 6/1/29	4,780,000	5,042,900
5.75%, due 2/15/26	5,090,000	5,264,791
5.875%, due 4/1/24	8,005,000	8,255,156
5.875%, due 5/1/27	2,850,000	2,973,833
CSC Holdings LLC(a) 5.75%, due 1/15/30	9,020,000	9,394,330
6.50%, due 2/1/29	2,660,000	2,909,375
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)	2,600,000	1,384,500
DISH DBS Corp. 5.875%, due 7/15/22	7,655,000	7,783,604
6.75%, due 6/1/21	5,500,000	5,603,125
7.75%, due 7/1/26	10,255,000	10,870,300
LCPR Senior Secured Financing DAC 6.75%, due 10/15/27 (a)	15,606,000	15,918,120
Meredith Corp. 6.875%, due 2/1/26	15,050,000	12,514,225
Quebecor Media, Inc. 5.75%, due 1/15/23	15,647,000	16,390,232
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (c)(d)(e)(i)	7,000,000	6,939,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Videotron, Ltd. 5.00%, due 7/15/22	$3,365,000	$3,474,363
5.125%, due 4/15/27 (a)	5,890,000	6,111,640
5.375%, due 6/15/24 (a)	11,450,000	12,194,250
Virgin Media Finance PLC 5.00%, due 7/15/30 (a)	2,100,000	2,053,191

		192,062,003

Metal Fabricate & Hardware 1.0%
Advanced Drainage Systems, Inc. 5.00%, due 9/30/27 (a)	1,740,000	1,753,050
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (a)	20,535,000	20,432,325
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (a)	3,250,000	1,625,000
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	5,325,000	4,366,500

		28,176,875

Mining 2.2%
Alcoa Nederland Holding B.V. (a) 6.75%, due 9/30/24	2,765,000	2,823,756
7.00%, due 9/30/26	5,745,000	5,888,625
Arconic Corp. 6.00%, due 5/15/25 (a)	2,200,000	2,274,250
Century Aluminum Co. 12.00%, due 7/1/25 (a)	3,000,000	3,022,500
Compass Minerals International, Inc. (a) 4.875%, due 7/15/24	2,250,000	2,255,625
6.75%, due 12/1/27	7,990,000	8,389,500
Constellium S.E. (a) 5.625%, due 6/15/28	1,000,000	980,000
6.625%, due 3/1/25	1,650,000	1,668,595
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (a)	7,480,000	7,143,400
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (a)	1,450,000	1,480,842
Novelis Corp. (a) 4.75%, due 1/30/30	4,595,000	4,388,225
5.875%, due 9/30/26	20,805,000	20,778,994

		61,094,312

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. (a) 4.625%, due 5/15/30	2,615,000	2,585,895
5.625%, due 7/1/27	7,240,000	7,466,250
EnPro Industries, Inc. 5.75%, due 10/15/26	4,240,000	4,240,000

	Principal Amount	Value
Miscellaneous—Manufacturing (continued)
FXI Holdings, Inc. (a) 7.875%, due 11/1/24	$1,720,000	$1,479,200
12.25%, due 11/15/26	3,921,000	3,808,271
Hillenbrand, Inc. 5.75%, due 6/15/25	2,000,000	2,070,000
Koppers, Inc. 6.00%, due 2/15/25 (a)	6,270,000	6,097,575

		27,747,191

Oil & Gas 6.5%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (a) 7.00%, due 11/1/26	3,900,000	2,496,000
10.00%, due 4/1/22	4,206,000	3,585,615
California Resources Corp. 8.00%, due 12/15/22 (a)(f)(g)	16,905,000	581,194
Callon Petroleum Co. 6.125%, due 10/1/24	8,080,000	3,032,020
CNX Resources Corp. 5.875%, due 4/15/22	1,084,000	1,069,745
Comstock Resources, Inc. 9.75%, due 8/15/26	500,000	466,250
9.75%, due 8/15/26	18,200,000	17,017,000
Continental Resources, Inc. 4.50%, due 4/15/23	3,250,000	3,110,900
5.00%, due 9/15/22	2,000,000	1,965,000
CVR Energy, Inc. 5.25%, due 2/15/25 (a)	1,590,000	1,462,800
Endeavor Energy Resources, L.P. / EER Finance, Inc. 6.625%, due 7/15/25 (a)	1,805,000	1,819,115
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (a)	5,648,000	4,716,080
EQT Corp. 6.125%, due 2/1/25	4,500,000	4,484,340
Gulfport Energy Corp. 6.00%, due 10/15/24	15,745,000	8,029,950
6.375%, due 5/15/25	8,500,000	4,239,842
6.375%, due 1/15/26	5,051,000	2,430,794
Indigo Natural Resources LLC 6.875%, due 2/15/26 (a)	4,505,000	4,189,650
Marathon Oil Corp. 4.40%, due 7/15/27	5,300,000	5,214,480
6.80%, due 3/15/32	2,665,000	2,815,722
Matador Resources Co. 5.875%, due 9/15/26	3,100,000	2,294,000
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (a)	4,065,000	2,032,500
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,099,525

16	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Noble Energy, Inc. 4.95%, due 8/15/47	$4,330,000	$3,864,248
5.05%, due 11/15/44	2,760,000	2,512,806
5.25%, due 11/15/43	1,800,000	1,676,521
Occidental Petroleum Corp. 2.70%, due 8/15/22	2,355,000	2,192,387
2.70%, due 2/15/23	3,500,000	3,189,375
2.90%, due 8/15/24	3,150,000	2,691,612
5.55%, due 3/15/26	9,840,000	8,981,066
6.45%, due 9/15/36	3,100,000	2,619,500
8.00%, due 7/15/25	1,750,000	1,756,563
Parkland Corp. 5.875%, due 7/15/27 (a)	3,130,000	3,247,375
Parsley Energy LLC / Parsley Finance Corp. (a) 4.125%, due 2/15/28	1,000,000	905,000
5.25%, due 8/15/25	2,210,000	2,122,373
5.625%, due 10/15/27	1,635,000	1,610,475
PBF Holding Co. LLC / PBF Finance Corp. 6.00%, due 2/15/28 (a)	10,410,000	8,640,300
7.25%, due 6/15/25	855,000	775,913
9.25%, due 5/15/25 (a)	4,880,000	5,209,400
PDC Energy, Inc. 6.125%, due 9/15/24	5,783,000	5,378,190
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (c)(d)(e)(h)	6,340,923	634
QEP Resources, Inc. 5.25%, due 5/1/23	1,803,000	1,189,980
5.625%, due 3/1/26	5,580,000	3,543,300
Range Resources Corp. 5.875%, due 7/1/22	2,903,000	2,670,760
9.25%, due 2/1/26 (a)	6,738,000	6,057,866
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (e)(i)	40,580,000	304,350
Southwestern Energy Co. 6.20%, due 1/23/25	7,455,000	6,383,344
7.50%, due 4/1/26	8,420,000	7,370,026
Sunoco, L.P. / Sunoco Finance Corp. 6.00%, due 4/15/27	2,000,000	1,980,000
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	9,828,857	9,140,837
Transocean Pontus, Ltd. 6.125%, due 8/1/25 (a)	1,670,000	1,452,900
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (a)	1,500,000	1,275,000
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (a)	3,000,000	2,535,000

	Principal Amount	Value
Oil & Gas (continued)
Ultra Resources, Inc. 6.875%, due 4/15/22 (a)(f)(g)	$9,675,000	$24,188
Viper Energy Partners, L.P. 5.375%, due 11/1/27 (a)	2,000,000	1,961,840
Whiting Petroleum Corp. (f)(g) 6.25%, due 4/1/23	4,040,000	701,950
6.625%, due 1/15/26	4,550,000	807,625

		184,925,226

Oil & Gas Services 0.3%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,290,000	5,199,712
Nine Energy Service, Inc. 8.75%, due 11/1/23 (a)	5,657,000	2,757,788

		7,957,500

Packaging & Containers 0.4%
ARD Finance S.A. 6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(h)	3,950,000	3,908,031
Cascades, Inc. / Cascades U.S.A., Inc. (a) 5.125%, due 1/15/26	2,810,000	2,852,150
5.375%, due 1/15/28	2,325,000	2,359,875
Matthews International Corp. 5.25%, due 12/1/25 (a)	3,134,000	2,820,600

		11,940,656

Pharmaceuticals 1.2%
Bausch Health Americas, Inc. 9.25%, due 4/1/26 (a)	1,435,000	1,556,832
Bausch Health Cos., Inc. (a) 5.00%, due 1/30/28	3,430,000	3,229,311
5.25%, due 1/30/30	2,645,000	2,509,444
6.125%, due 4/15/25	3,200,000	3,245,664
6.25%, due 2/15/29	6,400,000	6,432,000
7.00%, due 1/15/28	1,750,000	1,802,500
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (a) 6.00%, due 6/30/28	4,575,000	2,950,875
9.50%, due 7/31/27	3,185,000	3,368,774
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (a)	6,411,000	6,578,968
Vizient, Inc. 6.25%, due 5/15/27 (a)	2,325,000	2,435,437

		34,109,805

Pipelines 4.8%
ANR Pipeline Co. 7.375%, due 2/15/24	395,000	471,029
9.625%, due 11/1/21	5,950,000	6,635,051
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	3,810,000	3,246,082
5.75%, due 1/15/28 (a)	1,565,000	1,236,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25	$4,630,000	$4,614,721
5.625%, due 10/1/26	1,800,000	1,791,000
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (a)	6,022,000	5,540,240
Enable Midstream Partners, L.P. 4.15%, due 9/15/29	2,260,000	1,982,059
4.40%, due 3/15/27	5,002,000	4,659,355
4.95%, due 5/15/28	1,640,000	1,519,118
EQM Midstream Partners, L.P. (a) 6.00%, due 7/1/25	2,000,000	2,025,840
6.50%, due 7/1/27	2,145,000	2,196,952
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (a)	3,300,000	3,265,317
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 5.00%, due 2/1/28 (a)	2,845,000	2,709,863
MPLX, L.P. 4.875%, due 12/1/24	5,790,000	6,430,750
4.875%, due 6/1/25	8,383,000	9,357,773
6.25%, due 10/15/22	524,000	530,033
6.375%, due 5/1/24	2,440,000	2,519,355
NGPL PipeCo LLC(a) 4.375%, due 8/15/22	2,500,000	2,578,459
4.875%, due 8/15/27	5,280,000	5,802,301
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,791,680
NuStar Logistics, L.P. 6.75%, due 2/1/21	6,125,000	6,079,062
PBF Logistics, L.P. / PBF Logistics Finance Corp. 6.875%, due 5/15/23	1,200,000	1,143,000
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (j)(k)	14,265,000	10,181,644
Rockies Express Pipeline LLC(a) 3.60%, due 5/15/25	2,000,000	1,845,600
4.80%, due 5/15/30	5,000,000	4,600,000
Ruby Pipeline LLC 7.00%, due 4/1/22 (a)	4,772,727	4,441,233
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. (a) 5.50%, due 9/15/24	9,560,000	8,633,349
6.00%, due 3/1/27	1,500,000	1,331,250
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.50%, due 3/1/30 (a)	4,200,000	4,055,604
5.875%, due 4/15/26	4,915,000	4,865,850

	Principal Amount	Value
Pipelines (continued)
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	$8,055,000	$7,773,075
Western Midstream Operating, L.P. 3.10%, due 2/1/25	1,200,000	1,137,000
4.65%, due 7/1/26	2,000,000	1,915,600
5.50%, due 8/15/48	6,360,000	5,151,600

		135,057,195

Real Estate 0.9%
CBRE Services, Inc. 5.25%, due 3/15/25	2,295,000	2,584,609
Howard Hughes Corp. 5.375%, due 3/15/25 (a)	8,195,000	7,626,267
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	6,305,000	6,273,475
Newmark Group, Inc. 6.125%, due 11/15/23	9,839,000	9,768,602

		26,252,953

Real Estate Investment Trusts 4.6%
Crown Castle International Corp. 5.25%, due 1/15/23	20,235,000	22,516,676
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	3,500,000	3,535,000
Diversified Healthcare Trust 9.75%, due 6/15/25	4,200,000	4,509,750
Equinix, Inc. 5.375%, due 5/15/27	16,710,000	18,230,610
5.875%, due 1/15/26	14,253,000	14,999,857
GLP Capital, L.P. / GLP Financing II, Inc. 5.30%, due 1/15/29	5,400,000	5,843,232
5.375%, due 4/15/26	1,506,000	1,645,441
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.875%, due 8/1/21 (a)	5,600,000	5,544,000
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. 4.625%, due 6/15/25 (a)	4,000,000	3,911,520
5.625%, due 5/1/24	19,120,000	19,789,582
5.75%, due 2/1/27	6,090,000	6,242,250
MPT Operating Partnership, L.P. / MPT Finance Corp. 4.625%, due 8/1/29	3,000,000	3,015,000
5.00%, due 10/15/27	7,726,000	7,938,465
Ryman Hospitality Properties, Inc. 4.75%, due 10/15/27 (a)	5,215,000	4,641,350
SBA Communications Corp. 3.875%, due 2/15/27 (a)	3,000,000	2,988,750

18	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Starwood Property Trust, Inc. 5.00%, due 12/15/21	$2,962,000	$2,873,140
VICI Properties, L.P. / VICI Note Co., Inc. (a) 3.75%, due 2/15/27	1,810,000	1,701,400
4.125%, due 8/15/30	1,875,000	1,788,281

		131,714,304

Retail 2.9%
Asbury Automotive Group, Inc. (a) 4.50%, due 3/1/28	3,160,000	3,065,200
4.75%, due 3/1/30	4,000,000	3,900,000
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (a)	5,460,000	4,873,050
Group 1 Automotive, Inc. 5.00%, due 6/1/22	5,735,000	5,699,271
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC(a) 4.75%, due 6/1/27	5,275,000	5,406,875
5.00%, due 6/1/24	10,600,000	10,798,750
5.25%, due 6/1/26	7,500,000	7,687,500
KGA Escrow, LLC 7.50%, due 8/15/23 (a)	5,350,000	5,343,312
Kohl’s Corp. 9.50%, due 5/15/25	2,380,000	2,718,161
L Brands, Inc. 6.694%, due 1/15/27	1,300,000	1,098,500
6.875%, due 7/1/25 (a)	500,000	516,250
Lithia Motors, Inc. 4.625%, due 12/15/27 (a)	2,430,000	2,405,700
Murphy Oil USA, Inc. 4.75%, due 9/15/29	2,000,000	2,045,000
5.625%, due 5/1/27	2,994,000	3,091,305
Penske Automotive Group, Inc. 5.375%, due 12/1/24	2,970,000	2,962,575
5.50%, due 5/15/26	3,097,000	3,089,257
5.75%, due 10/1/22	6,670,000	6,670,000
TPro Acquisition Corp. 11.00%, due 10/15/24 (a)	1,962,000	1,908,634
Yum! Brands, Inc. 4.75%, due 1/15/30 (a)	8,767,000	8,898,505

		82,177,845

Software 3.7%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (a)	4,405,000	4,588,909
Ascend Learning LLC 6.875%, due 8/1/25 (a)	7,485,000	7,540,202
Camelot Finance S.A. 4.50%, due 11/1/26 (a)	4,405,000	4,405,000

	Principal Amount	Value
Software (continued)
CDK Global, Inc. 5.25%, due 5/15/29 (a)	$4,070,000	$4,226,369
5.875%, due 6/15/26	10,900,000	11,320,958
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, due 3/1/25 (a)	1,900,000	1,876,250
Fair Isaac Corp. 5.25%, due 5/15/26 (a)	3,590,000	3,913,100
MSCI, Inc. (a) 3.625%, due 9/1/30	3,215,000	3,198,925
3.875%, due 2/15/31	10,620,000	10,832,400
4.00%, due 11/15/29	9,150,000	9,333,000
4.75%, due 8/1/26	3,570,000	3,693,129
5.375%, due 5/15/27	6,230,000	6,611,587
Open Text Corp. (a) 3.875%, due 2/15/28	4,560,000	4,390,414
5.875%, due 6/1/26	5,675,000	5,888,437
Open Text Holdings, Inc. 4.125%, due 2/15/30 (a)	3,680,000	3,615,600
PTC, Inc. (a) 3.625%, due 2/15/25	3,400,000	3,374,500
4.00%, due 2/15/28	5,160,000	5,109,019
RP Crown Parent LLC 7.375%, due 10/15/24 (a)	7,110,000	7,092,225
SS&C Technologies, Inc. 5.50%, due 9/30/27 (a)	5,000,000	5,073,200

		106,083,224

Telecommunications 6.9%
Altice France S.A. 7.375%, due 5/1/26 (a)	7,000,000	7,299,600
CenturyLink, Inc. 5.80%, due 3/15/22	9,925,000	10,197,938
CommScope Technologies LLC 6.00%, due 6/15/25 (a)	1,500,000	1,448,550
CommScope, Inc. 8.25%, due 3/1/27 (a)	8,924,000	9,171,195
Connect Finco SARL / Connect U.S. Finco LLC 6.75%, due 10/1/26 (a)	12,365,000	11,715,837
Hughes Satellite Systems Corp. 5.25%, due 8/1/26	7,035,000	7,275,597
6.625%, due 8/1/26	6,460,000	6,704,705
7.625%, due 6/15/21	8,695,000	8,955,850
Level 3 Financing, Inc. 5.375%, due 5/1/25	6,300,000	6,433,875
5.625%, due 2/1/23	4,000,000	4,002,800
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (a)	6,650,000	6,786,392
Sprint Capital Corp. 6.875%, due 11/15/28	31,465,000	38,308,637
Sprint Corp. 7.875%, due 9/15/23	14,030,000	15,801,287

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile USA, Inc. 4.50%, due 2/1/26	$3,345,000	$3,385,006
4.75%, due 2/1/28	9,585,000	10,125,594
5.125%, due 4/15/25	7,520,000	7,689,200
5.375%, due 4/15/27	8,875,000	9,340,938
6.00%, due 4/15/24	6,840,000	6,988,428
6.375%, due 3/1/25	9,700,000	9,966,750
6.50%, due 1/15/24	4,000,000	4,086,800
6.50%, due 1/15/26	10,150,000	10,607,866

		196,292,845

Textiles 0.2%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (a)	9,745,000	6,772,775

Toys, Games & Hobbies 0.8%
Mattel, Inc. (a) 5.875%, due 12/15/27	5,980,000	6,159,400
6.75%, due 12/31/25	16,965,000	17,601,188

		23,760,588

Transportation 0.4%
Teekay Corp. 9.25%, due 11/15/22 (a)	1,500,000	1,440,000
Watco Cos. LLC / Watco Finance Corp. 6.50%, due 6/15/27 (a)	9,000,000	9,221,220

		10,661,220

Total Corporate Bonds (Cost $2,706,469,702)		2,604,940,256

Loan Assignments 2.5%
Aerospace & Defense 0.1%
TransDigm, Inc. 2020 Term Loan F 2.428% (1 Month LIBOR + 2.25%), due 12/9/25 (l)	2,786,000	2,506,238

Automobile 0.2%
Dealer Tire LLC 2020 Term Loan B 4.428% (1 Month LIBOR + 4.25%), due 12/12/25 (l)	5,970,000	5,691,398

Beverage, Food & Tobacco 0.3%
United Natural Foods, Inc. Term Loan B 4.428% (1 Month LIBOR + 4.25%), due 10/22/25 (l)	9,437,508	8,980,374

	Principal Amount	Value
Chemicals, Plastics & Rubber 0.4%
Innophos, Inc. 2020 Term Loan B 3.928% (1 Month LIBOR + 3.75%), due 2/4/27 (l)	$1,895,250	$1,852,607
SCIH Salt Holdings, Inc. Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 3/16/27 (l)	10,000,000	9,800,000

		11,652,607

Electronics 0.1%
RP Crown Parent LLC 2016 Term Loan B 3.75% (1 Month LIBOR + 2.75%), due 10/12/23 (l)	2,392,875	2,322,585

Iron & Steel 0.0%‡
Big River Steel LLC Term Loan B TBD, due 8/23/23	1,000,000	937,500

Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 11/8/23 (c)(d)(e)	5,041,752	4,134,237

Retail Store 0.7%
Bass Pro Group LLC Term Loan B 6.072% (3 Month LIBOR + 5.00%), due 9/25/24 (l)	21,405,046	20,548,844

Utilities 0.5%
Pacific Gas & Electric Co. 2020 Exit Term Loan B 5.50% (3 Month LIBOR + 4.50%), due 6/23/25 (l)	13,500,000	13,308,745

Total Loan Assignments (Cost $71,657,861)		70,082,528

Total Long-Term Bonds (Cost $2,796,606,260)		2,693,885,396

	Shares
Common Stocks 1.0%
Auto Parts & Equipment 0.0%‡
ATD New Holdings, Inc. (e)(m)	44,740	592,805
Exide Technologies (c)(d)(e)(i)(m)	7,037,072	0

		592,805

20	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Sharres	Value
Electric Utilities 0.0%‡
Keycon Power Holdings LLC (c)(d)(e)(m)	11,280	$113

Independent Power & Renewable Electricity Producers 0.7%
GenOn Energy, Inc. (d)(i)	115,826	21,427,810
PetroQuest Energy, Inc. (c)(d)(e)	668,661	0

		21,427,810

Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)(i)	725	273,470

Metals & Mining 0.1%
Neenah Enterprises, Inc. (c)(d)(e)(m)	230,859	2,006,164

Oil, Gas & Consumable Fuels 0.2%
Talos Energy, Inc. (m)	637,880	5,868,496
Titan Energy LLC (m)	25,911	1,788

		5,870,284

Software 0.0%‡
ASG Corp. (c)(d)(e)(m)	3,368	0

Total Common Stocks (Cost $72,538,436)		30,170,646

Short-Term Investments 3.5%
Unaffiliated Investment Companies 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.12% (n)	94,505,008	94,505,008
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (n)(o)	4,019,400	4,019,400

Total Short-Term Investments (Cost $98,524,408)		98,524,408

Total Investments (Cost $2,967,669,104)	99.3%	2,822,580,450
Other Assets, Less Liabilities	0.7	18,888,331
Net Assets	100.0%	$2,841,468,781

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $17,972,344; the total market value of collateral held by the Portfolio was $18,325,488. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,306,088 (See Note 2(H)).

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, the total market value of the fair valued securities was $47,760,851, which represented 1.7% of the Portfolio’s net assets.

(e)

Illiquid security—As of June 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $29,966,926, which represented 1.1% of the Portfolio’s net assets.

(f)	Issue in default.

(g)	Issue in non-accrual status.

(h)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(i)	Restricted security. (See Note 5)

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(l)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(m)	Non-income producing security.

(n)	Current yield as of June 30, 2020.

(o)	Represents a security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR —London Interbank Offered Rate

TBD —To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$18,862,612	$—	$18,862,612
Corporate Bonds (b)	—	2,585,021,199	19,919,057	2,604,940,256
Loan Assignments (c)	—	65,948,291	4,134,237	70,082,528

Total Long-Term Bonds	—	2,669,832,102	24,053,294	2,693,885,396

Common Stocks (d)	5,870,284	22,020,615	2,279,747	30,170,646
Short-Term Investments
Unaffiliated Investment Companies	98,524,408	—	—	98,524,408

Total Investments in Securities	$104,394,692	$2,691,852,717	$26,333,041	$2,822,580,450

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)

The Level 3 securities valued at $12,978,623, $6,939,800 and $634 are held in Auto Parts & Equipment, Media and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $4,134,237 is held in Oil & Gas within the Loan Assignments section of the Portfolio of Investments.

(d)

The Level 3 securities valued at $0, $113, $0, $273,470, $2,006,164 and $0 are held in Auto Parts & Equipment, Electric Utilities, Independent Power & Renewable Electricity Producers, Media, Metals & Mining and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

22	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,967,669,104) including securities on loan of $17,972,344	$2,822,580,450
Cash	3,181
Receivables:
Interest	42,476,977
Investment securities sold	11,496,859
Portfolio shares sold	1,367,263
Securities lending	3,555
Other assets	14,473

Total assets	2,877,942,758

Liabilities
Cash collateral received for securities on loan	4,019,400
Payables:
Investment securities purchased	25,861,104
Portfolio shares redeemed	4,559,405
Manager (See Note 3)	1,311,327
NYLIFE Distributors (See Note 3)	498,749
Shareholder communication	148,895
Professional fees	42,617
Custodian	13,009
Trustees	3,599
Accrued expenses	15,872

Total liabilities	36,473,977

Net assets	$2,841,468,781

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$301,774
Additional paid-in capital	2,839,075,850

2,839,377,624
Total distributable earnings (loss)	2,091,157

Net assets	$2,841,468,781

Initial Class
Net assets applicable to outstanding shares	$432,343,929

Shares of beneficial interest outstanding	45,280,980

Net asset value per share outstanding	$9.55

Service Class
Net assets applicable to outstanding shares	$2,409,124,852

Shares of beneficial interest outstanding	256,492,627

Net asset value per share outstanding	$9.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$85,259,757
Securities lending	10,904

Total income	85,270,661

Expenses
Manager (See Note 3)	7,895,651
Distribution/Service—Service Class (See Note 3)	3,002,242
Shareholder communication	152,838
Professional fees	148,455
Trustees	35,517
Custodian	25,638
Miscellaneous	51,691

Total expenses	11,312,032

Net investment income (loss)	73,958,629

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investments	(16,757,767)
Net change in unrealized appreciation (depreciation) on investments	(191,781,641)

Net realized and unrealized gain (loss) on investments	(208,539,408)

Net increase (decrease) in net assets resulting from operations	$(134,580,779)

24	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$73,958,629	$164,890,627
Net realized gain (loss) on investments	(16,757,767)	(13,991,852)
Net change in unrealized appreciation (depreciation) on investments	(191,781,641)	201,579,960

Net increase (decrease) in net assets resulting from operations	(134,580,779)	352,478,735

Distributions to shareholders:
Initial Class	—	(25,956,045)
Service Class	—	(135,444,236)

Total distributions to shareholders	—	(161,400,281)

Capital share transactions:
Net proceeds from sale of shares	201,882,652	302,869,732
Net asset value of shares issued to shareholders in reinvestment of distributions	—	161,400,281
Cost of shares redeemed	(254,677,831)	(382,776,093)

Increase (decrease) in net assets derived from capital share transactions	(52,795,179)	81,493,920

Net increase (decrease) in net assets	(187,375,958)	272,572,374

Net Assets
Beginning of period	3,028,844,739	2,756,272,365

End of period	$2,841,468,781	$3,028,844,739

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.96		$9.32	$10.05	$9.99	$9.10	$9.84

Net investment income (loss) (a)	0.26		0.58	0.55	0.58	0.62	0.59

Net realized and unrealized gain (loss) on investments	(0.67)		0.64	(0.68)	0.10	0.85	(0.73)

Total from investment operations	(0.41)		1.22	(0.13)	0.68	1.47	(0.14)

Less distributions:

From net investment income	—		(0.58)	(0.60)	(0.62)	(0.58)	(0.60)

Net asset value at end of period	$9.55		$9.96	$9.32	$10.05	$9.99	$9.10

Total investment return (b)	(4.12	%)(c)	13.22%	(1.46%)	6.86%	16.23%	(1.57%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.43	% ††	5.84%	5.58%	5.69%	6.41%	5.99%

Net expenses (d)	0.59	% ††	0.59%	0.58%	0.58%	0.59%	0.58%

Portfolio turnover rate	22%		28%	28%	40%	39%	37%

Net assets at end of period (in 000’s)	$432,344		$471,775	$458,129	$574,162	$665,881	$642,186

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$9.81		$9.19	$9.91	$9.86	$8.99	$9.73

Net investment income (loss) (a)	0.24		0.55	0.52	0.55	0.59	0.56

Net realized and unrealized gain (loss) on investments	(0.66)		0.62	(0.66)	0.10	0.83	(0.72)

Total from investment operations	(0.42)		1.17	(0.14)	0.65	1.42	(0.16)

Less distributions:

From net investment income	—		(0.55)	(0.58)	(0.60)	(0.55)	(0.58)

Net asset value at end of period	$9.39		$9.81	$9.19	$9.91	$9.86	$8.99

Total investment return (b)	(4.28	%)(c)	12.94%	(1.71%)	6.59%	15.94%	(1.82%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.18	% ††	5.60%	5.33%	5.43%	6.15%	5.74%

Net expenses (d)	0.84	% ††	0.84%	0.83%	0.83%	0.84%	0.83%

Portfolio turnover rate	22%		28%	28%	40%	39%	37%

Net assets at end of period (in 000’s)	$2,409,125		$2,557,069	$2,298,144	$2,528,783	$2,315,441	$2,035,855

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Fund were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

29

Notes to Financial Statements (Unaudited) (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2020, and can change at any time. Illiquid investments as of June 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.   The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2020, the Portfolio did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $17,972,344; the total market value of collateral held by the Portfolio was $18,325,488. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $14,306,088 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $4,019,400.

(I)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

31

Notes to Financial Statements (Unaudited) (continued)

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.56%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $7,895,651 and paid the Subadvisor in the amount of $3,947,826.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$2,968,592,713	$86,382,679	$(232,394,942)	$(146,012,263)

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $71,559,531, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$8,268	$63,292

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$161,400,281	$—

Note 5–Restricted Securities

Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.

As of June 30, 2020, the Portfolio held the following restricted securities.

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/20 Value	Percent of Net Assets

Exide Technologies Common Stock	4/30/15–12/02/19	7,037,072	$28,301,527	$—	0.0	%‡
GenOn Energy, Inc. Common Stock	12/14/18	115,826	12,970,154	21,427,810	0.7
ION Media Networks, Inc. Common Stock	3/12/10–12/20/10	725	—	273,470	0.0	‡
Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/3/18	$40,580,000	—	304,350	0.0	‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$7,000,000	6,924,071	6,939,800	0.2
Total			$48,195,752	$28,945,430	0.9%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

33

Notes to Financial Statements (Unaudited) (continued)

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street Served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $661,768 and $612,784, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	2,497,472	$23,538,450
Shares redeemed	(4,606,227)	(43,419,458)

Net increase (decrease)	(2,108,755)	$(19,881,008)

Year ended December 31, 2019:
Shares sold	5,172,343	$51,704,719
Shares issued to shareholders in reinvestment of distributions	2,685,257	25,956,045
Shares redeemed	(9,632,914)	(96,740,174)

Net increase (decrease)	(1,775,314)	$(19,079,410)

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	18,946,642	$178,344,202
Shares redeemed	(23,237,572)	(211,258,373)

Net increase (decrease)	(4,290,930)	$(32,914,171)

Year ended December 31, 2019:
Shares sold	25,652,819	$251,165,013
Shares issued to shareholders in reinvestment of distributions	14,217,789	135,444,236
Shares redeemed	(29,276,127)	(286,035,919)

Net increase (decrease)	10,594,481	$100,573,330

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

36	MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781623	MSVPHYCB10-08/20 (NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	–4.42%	1.46%	4.96%	8.67%	0.63%
Service Class Shares	6/4/2003	–4.54	1.20	4.70	8.40	0.88

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI World Index[3]	–5.77%	2.84%	6.90%	9.95%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	6.14	8.74	4.30	3.82
Blended Benchmark Index[5]	0.51	6.35	5.89	7.12
Morningstar World Allocation Category Average[6]	–8.02	–3.32	2.70	5.44

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$955.80	$3.06	$1,021.73	$3.17	0.63%

Service Class Shares	$1,000.00	$954.60	$4.28	$1,020.49	$4.42	0.88%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–0.625%, due 4/30/22–5/15/30

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–6.00%, due 9/1/33–6/1/50

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.00%–5.00%, due 1/1/40–6/1/50

4.	Bank of America Corp., 2.496%–6.30%, due 1/23/22–4/23/40

5.	JPMorgan Chase & Co.
6.	United States Treasury Bonds, 2.00%–4.50%, due 5/15/38–2/15/50

7.	Federal Home Loan Mortgage Corporation, 3.00%–4.00%, due 9/15/48–1/25/50

8.	AbbVie, Inc.

9.	Verizon Communications, Inc.

10.	Morgan Stanley, 3.125%–7.25%, due 10/15/20–4/1/32

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Income Builder Portfolio returned –4.42% for Initial Class shares and –4.54% for Service Class shares. Over the same period, both share classes outperformed the –5.77% return of the MSCI World Index, which is the Portfolio’s primary benchmark; underperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and underperformed the 0.51% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes outperformed the –8.02% return of the Morningstar World Allocation Category Average.1

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used U.S. Treasury futures to manage duration.2 The use of these instruments had a positive impact on Portfolio returns. During the same period, the equity portion of the Portfolio did not invest in derivatives.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

The performance of the equity portion of the Portfolio relative to the MSCI World Index was weakened by underweight exposure to information technology, which was the best performing sector in the benchmark. Stock selection in the information technology, communication services, consumer discretionary and real estate sectors also detracted. The Portfolio’s equity strategy was not immune to the indiscriminate, pandemic-related sell-off affecting global stock markets. While we understand cash distributions from shareholders have recently been called into question because of extreme policy measures to stimulate the global economy, we believe the blanket disregard for dividend-paying stocks has been undiscerning. Not all businesses face the same degree of stress. Many are experiencing strains but are still generating material cash flow and entered the reporting period with ample liquidity and strong balance sheets. We assess risks in the equity portion of the Portfolio on a company-by-company basis and remain highly confident that we can continue to deliver attractive dividend income from a diversified portfolio of high-quality equities.

Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?

During the reporting period, the strongest positive contribution to the performance of the equity portion of the Portfolio relative to the MSCI World Index came from underweight exposure to, and favorable stock selection in, the industrials sector. (Contributions take weightings and total returns into account.) Over the same period, underweight exposure to, and disappointing stock selection in, the information technology sector was the largest detractor from the Portfolio’s relative performance. Other detractors included stock selection in real estate and communication services, as well as overweight exposure to energy, the worst performing sector in the benchmark. From a country perspective, the strongest positive contribution to the performance of the equity portion of the Portfolio relative to the MSCI World Index came from Spain, while U.S. holdings detracted.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?

The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included global software company Microsoft and semiconductor tool maker KLA. Shares of Microsoft rose on the company’s role in supporting the pandemic-related increase in working from home. The company’s Azure cloud-based business and productivity software such as Office and Teams became increasingly important as the pandemic persisted, while Microsoft’s shift toward subscription-based services supported revenues in the face of end-demand uncertainty. Management remained dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans. KLA shares rose on strong capital expenditure forecasts for semiconductor manufacturers, which solidified demand for the company’s process controls. The announcement of Taiwan Semiconductor Manufacturing’s plan to build a plant in the United States, along with escalating trade tensions between the United States and China, further improved

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Income Builder Portfolio

the demand outlook for semiconductor equipment going forward. KLA continued to return a significant percentage of free cash flow back to shareholders through a progressive dividend and share repurchases.

The weakest contributors to the absolute performance of the equity portion of the Portfolio included British financial firm Lloyds Banking and diversified global insurer AXA. Despite Lloyds’ encouraging guidance, its strong capital position and proposed dividend increase, shares traded lower in February 2020 following an earnings report that was modestly below expectations. Shares continued to fall in response to pandemic-related concerns. The Portfolio sold its position based on concerns that regulators would either request or require banks to discontinue shareholder distributions in light of the economic uncertainty caused by the pandemic. Following our decision to sell, Lloyds and the other major U.K. banks canceled dividends they had earlier announced. AXA stock suffered as the pandemic caused a deep economic contraction, driving interest rates and global equity markets sharply lower, thus making the near-term environment more challenging for insurance companies. We expect claims associated with business interruption, event cancellation and mortality will be manageable for the company. Facing pressure from regulators, AXA’s board announced its intention to pay the annual dividend in two installments. The first installment was approved for immediate distribution and the second will be considered later in 2020, depending on regulatory and market conditions, as well as shareholder approval. In our opinion, AXA’s business franchise remains strong and the company enjoys robust capital strength and liquidity. The company continues to have a transparent capital allocation policy with the ability to pay an attractive, growing dividend supported by earnings, and to maintain a strong regulatory capital position. Debt reduction also remains a focus for management.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, new positions initiated by the equity portion of the Portfolio included consumer electronics maker Apple and restaurant chain owner and franchiser Restaurant Brands International (“RBI”). Apple has shown strong growth in its services and wearables businesses despite pressure on iPhone sales. We believe the company should be able to grow cash flow despite an elongating handset replacement cycle and near-term pressure from the pandemic’s effects. Apple returns cash to shareholders through dividends and share repurchases. RBI is a large, global quick-service restaurant company with three brands: Tim Hortons, Burger King and Popeyes. Cash flows are sustained by RBI’s strong brands, franchised business model and quick-service format. Cash flow growth drivers include net restaurant unit growth across all three brands within their large and growing categories; comparable sales growth driven by product innovation, digital leadership and restaurant design updates (reimages); and operating leverage from sales growth on fixed costs. RBI returns cash to shareholders through an attractive and growing dividend that is well-covered by free cash flow. In our view, the company maintains a healthy capital structure, which provides it with strong access to capital.

Positions that the equity portion of the Portfolio closed during the reporting period included mostly regulated utility CenterPoint Energy and U.S. bank Wells Fargo. CenterPoint has a stake in a midstream business that was negatively impacted by the pandemic and a price war in the oil markets. It was not surprising to us that the midstream company reduced their cash distribution to CenterPoint; however, we were surprised by the decision from CenterPoint to reduce their dividend as the distribution reduction was relatively small compared to the capital program and the expected proceeds from two recent asset sales. Our outlook for the company was further clouded by abrupt management departures before and around the time of the dividend decision. As a result, the Portfolio exited the position. Wells Fargo reported relatively weak first quarter results including a large provision for possible future loan losses. The company’s exposure to multiple vulnerable sectors, including oil & gas, retail, commercial real estate and transportation, among others, raised concerns about further credit deterioration and subsequent loan reserving. A broad and material deterioration in loan quality could impact capital adequacy relative to regulatory requirements, in turn affecting dividend growth and sustainability. As a result, we decided to sell the Portfolio’s position. The company subsequently announced a dividend reduction after the release of the annual stress test in June 2020.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

During the reporting period, the most substantial sector weighting increases in the equity portion of the Portfolio were in information technology and health care, while the most substantial reductions were in energy and utilities. From a country perspective, the most significant country weighting changes during the same period were increases in the United States and, to a smaller degree, Switzerland, and reductions in the U.K. and France. Sector allocations in the equity portion of the Portfolio are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Large differences in sector returns over the reporting period and the subsequent relative performance of sectors and countries may impact changes in sector weightings.

9

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the largest sectors in the equity portion of the Portfolio on an absolute basis were health care and information technology, while the smallest sectors were real estate and materials. As of the same date, the most substantially overweight sector position relative to the MSCI World Index in the equity portion of the Portfolio was utilities, which is a defensive sector that is typically more heavily represented in the equity portion of the Portfolio, while the most substantially underweight sector positions were information technology and consumer discretionary.

During the reporting period, were there any market events that materially impacted the performance or liquidity of the fixed-income portion of the Portfolio?

Fixed-income markets dropped sharply in the first quarter of 2020, impacting the entire reporting period as it became increasingly evident that the COVID-19 outbreak was not merely a medical concern, but an economic one with perhaps larger fiscal implications than those related to personal health. Other than Treasury securities, nearly all asset classes saw steep losses. Towards the end of the first quarter, the U.S. Federal Reserve (“Fed”) announced they would begin buying investment-grade corporate bonds and ETFs, which reversed the stress in the credit markets and led to a robust recovery in the second quarter.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

The performance of the fixed-income portion of Portfolio relative to the Bloomberg Barclays U.S. Aggregate Bond Index was undermined by overweight exposure to corporate bonds, both investment-grade and high-yield. These holdings were hard hit in mid-March 2020, particularly at the front end of the yield curve3 where the dealer community stepped away as the pandemic-related sell-off escalated. Underweight exposure to Treasury bonds, the best-performing fixed-income asset class in the reporting period, further detracted from relative returns. Overweight exposure to securitized assets also detracted from relative performance as forced selling caused securitized assets to widen out in the first quarter. However, securitized assets recovered somewhat in April as the Fed cut rates to near zero and reinstituted a bond buying program to create liquidity.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio kept its duration neutral with that of the Bloomberg

Barclays U.S. Aggregate Bond Index. As of June 30, 2020, the duration of the fixed-income portion of the Portfolio and the benchmark were both 6.0 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

We took advantage of pandemic-related weakness in the credit markets at the end of the first quarter of 2020 to increase the exposure of the fixed-income portion of the Portfolio to high-yield securities, with high-yield purchases funded by reducing holdings of agency mortgages. These transactions were accretive to returns as high-yield bonds experienced a strong recovery in the second quarter.

During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The exposure of the fixed-income portion of the Portfolio to investment-grade corporate bonds, contributed to the absolute return during the reporting period. However, the return of high-yield corporates detracted from absolute performance, particularly at the front-end of the yield curve where the dealer community stepped away in mid-March 2020 as the sell-off escalated. In addition, the fixed-income portion of the Portfolio’s position in Treasury bonds with longer maturities was accretive to returns. Treasury bonds were the best-performing fixed-income asset class in the reporting period. Also boosting positive absolute results was the fixed-income portion of the Portfolio’s exposure to agency mortgages and commercial backed securities. Lastly, security selection in both the collateralized mortgage obligation and emerging-market sovereign debt markets were accretive to returns.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the fixed-income portion of the Portfolio purchased a seasoned credit risk transfer deal from Freddie Mac backed by four-year-old prime mortgage loans. At the time, the liquidity premium was high as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and bond structure, we believed the market would eventually price those in. The fixed-income portion of the Portfolio also purchased corporate bonds issued by graphics processor and software maker, Nvidia, a high-quality, low-levered name in a rapidly growing industry that came to market with a very attractive new issue premium during the height of the market’s volatility.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay VP Income Builder Portfolio

In early February 2020, the fixed-income portion of the Portfolio exited its position in an asset-backed securities (ABS) deal backed by equipment loans from DLL Finance as ABS spreads4 were historically narrow and liquidity was readily available. The fixed-income portion of the Portfolio also sold its position in bonds from integrated oil & gas company Petrobras Brasileiro during the reporting period, reflecting our opinion that valuation was tight although fundamentals were sound.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, we increased the exposure of the fixed-income portion of the Portfolio to high-yield corporate bonds and decreased exposure to U.S. Treasury securities and agency mortgage-backed securities.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and investment-grade corporate bonds, as well as in securitized assets. As of the same date, the fixed-income portion of the Portfolio held underweight exposure in U.S. Treasury securities and agency mortgage-backed securities.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 55.4%† Asset-Backed Securities 2.5%
Auto Floor Plan Asset-Backed Securities 0.7%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$850,000	$857,624
Series 2017-3, Class A 2.48%, due 9/15/24	895,000	905,103
Series 2018-4, Class A 4.06%, due 11/15/30	1,210,000	1,298,641
General Motors Floorplan Owner Revolving Trust Series 2019-2, Class A 2.90%, due 4/15/26 (a)	1,130,000	1,177,469

		4,238,837

Automobile Asset-Backed Securities 0.8%
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A 2.33%, due 8/20/26 (a)	515,000	498,099
CarMax Auto Owner Trust Series 2019-3, Class A3 2.18%, due 8/15/24	905,000	930,887
Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04%, due 8/15/31 (a)	680,000	690,978
Santander Retail Auto Lease Trust Series 2019-B, Class A3 2.30%, due 1/20/23 (a)	650,000	664,061
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	445,000	465,380
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	390,000	415,089
Volkswagen Auto Lease Trust Series 2019-A, Class A3 1.99%, due 11/21/22	1,000,000	1,016,917

		4,681,411

Credit Cards 0.1%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	700,000	746,463

Home Equity 0.0%‡
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.285% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	149,966	94,908

	Principal Amount	Value
Home Equity (continued)
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.235% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	$224,336	$95,879

		190,787

Other Asset-Backed Securities 0.8%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (a)	175,000	179,040
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.375% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,620,000	1,496,905
DLL Securitization Trust Series 2019-MT3, Class A3 2.08%, due 2/21/23 (a)	880,000	894,082
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	889,539	889,233
PFS Financing Corp. (a)
Series 2020-B, Class B 1.71%, due 6/17/24	355,000	354,929
Series 2020-A, Class B 1.77%, due 6/16/25	765,000	765,749

		4,579,938

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.68% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	20,494	20,431
Navient Student Loan Trust Series 2020-DA, Class A 1.69%, due 5/15/69 (a)	485,000	486,810

		507,241

Total Asset-Backed Securities (Cost $14,672,781)		14,944,677

Convertible Bonds 0.5%
Machinery—Diversified 0.3%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	1,528,000	1,614,649

Semiconductors 0.2%
ON Semiconductor Corp. 1.625%, due 10/15/23	1,289,000	1,567,437

Total Convertible Bonds (Cost $2,522,918)		3,182,086

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds 34.3%
Aerospace & Defense 0.2%
L3Harris Technologies, Inc. 4.40%, due 6/15/28	$810,000	$958,145

Agriculture 0.3%
Altria Group, Inc. 3.80%, due 2/14/24	1,300,000	1,421,393
JBS Investments II GmbH 7.00%, due 1/15/26 (Austria) (a)	460,000	482,770

		1,904,163

Airlines 0.8%
American Airlines Pass-Through Trust Series 2013-2, Class A 4.95%, due 7/15/24	1,125,280	911,455
Delta Air Lines Pass-Through Trust
Series 2019-1, Class AA 3.204%, due 10/25/25	920,000	921,045
7.00%, due 5/1/25 (a)	985,000	1,016,784
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	795,000	796,988
U.S. Airways Pass-Through Trust
Series 2012-1, Class A 5.90%, due 4/1/26	595,433	547,756
Series 2010-1, Class A 6.25%, due 10/22/24	314,226	268,003
United Airlines Pass-Through Trust
Series 2014-2, Class B 4.625%, due 3/3/24	290,438	256,021
Series 2007-1 6.636%, due 1/2/24	388,961	330,898

		5,048,950

Auto Manufacturers 1.3%
Daimler Finance North America LLC 1.106% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	685,000	681,464
Ford Motor Co.
8.50%, due 4/21/23	890,000	941,175
9.00%, due 4/22/25	890,000	963,158
Ford Motor Credit Co. LLC
4.063%, due 11/1/24	780,000	744,924
4.25%, due 9/20/22	305,000	298,964
5.875%, due 8/2/21	150,000	151,455
General Motors Co. 6.125%, due 10/1/25	285,000	320,250
General Motors Financial Co., Inc.
3.15%, due 6/30/22	320,000	325,559
3.45%, due 4/10/22	1,500,000	1,529,487
5.20%, due 3/20/23	345,000	368,707

	Principal Amount	Value
Auto Manufacturers (continued)
Toyota Motor Credit Corp. 0.478% (3 Month LIBOR + 0.17%), due 9/18/20 (b)	$1,765,000	$1,765,457

		8,090,600

Banks 8.0%
Bank of America Corp.
2.496%, due 2/13/31 (c)	650,000	681,455
2.738%, due 1/23/22 (c)	1,150,000	1,162,758
3.004%, due 12/20/23 (c)	734,000	771,001
3.458%, due 3/15/25 (c)	1,425,000	1,545,615
3.499%, due 5/17/22 (c)	1,635,000	1,674,780
3.705%, due 4/24/28 (c)	555,000	627,353
4.078%, due 4/23/40 (c)	785,000	954,461
4.20%, due 8/26/24	325,000	360,815
4.30%, due 1/28/25 (c)(d)	1,461,000	1,311,101
6.30%, due 3/10/26 (c)(d)	735,000	815,644
BNP Paribas S.A. 3.052%, due 1/13/31 (France) (a)(c)	885,000	932,164
Citibank N.A. 3.40%, due 7/23/21	1,340,000	1,379,962
Citigroup, Inc. (United Kingdom)
2.976%, due 11/5/30 (c)	845,000	899,257
3.352%, due 4/24/25 (c)	780,000	842,774
3.668%, due 7/24/28 (c)	430,000	479,422
3.70%, due 1/12/26	545,000	608,663
3.98%, due 3/20/30 (c)	565,000	649,281
4.05%, due 7/30/22	105,000	111,349
5.30%, due 5/6/44	436,000	578,389
6.625%, due 6/15/32	190,000	260,515
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,190,000	1,331,513
Credit Suisse Group A.G. 2.593%, due 9/11/25 (Switzerland) (a)(c)	365,000	377,475
First Horizon National Corp. 4.00%, due 5/26/25	775,000	810,517
Goldman Sachs Group, Inc.
1.562% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	809,047
2.60%, due 2/7/30	135,000	141,560
2.905%, due 7/24/23 (c)	310,000	322,062
2.908%, due 6/5/23 (c)	285,000	295,441
3.625%, due 1/22/23	1,330,000	1,425,433
5.25%, due 7/27/21	1,295,000	1,359,759
6.75%, due 10/1/37	159,000	231,482
HSBC Holdings PLC 3.973%, due 5/22/30 (United Kingdom) (c)	465,000	516,194
Huntington Bancshares, Inc. 3.15%, due 3/14/21	1,295,000	1,316,566

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co. (c)
2.182%, due 6/1/28	$1,250,000	$1,293,893
2.956%, due 5/13/31	475,000	503,777
3.207%, due 4/1/23	1,540,000	1,603,381
3.54%, due 5/1/28	1,275,000	1,423,014
4.60%, due 2/1/25 (d)	1,409,000	1,257,533
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	508,000	563,917
4.65%, due 3/24/26	1,075,000	1,195,543
Morgan Stanley
3.125%, due 1/23/23	1,560,000	1,654,076
4.829% (3 Month LIBOR + 3.61%), due 10/15/20 (b)(d)	645,000	580,470
4.875%, due 11/1/22	495,000	538,294
5.00%, due 11/24/25	1,150,000	1,343,103
6.25%, due 8/9/26	881,000	1,127,493
7.25%, due 4/1/32	100,000	150,484
PNC Bank N.A. 2.55%, due 12/9/21	815,000	838,479
PNC Financial Services Group, Inc. 2.55%, due 1/22/30	810,000	875,411
Royal Bank of Scotland Group PLC (United Kingdom)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	1,045,000	1,099,843
6.00%, due 12/19/23	70,000	78,410
Toronto-Dominion Bank 1.80%, due 7/13/21 (Canada)	1,535,000	1,557,282
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	760,000	759,676
Truist Financial Corp. 4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(d)	940,000	961,150
Wachovia Corp. 5.50%, due 8/1/35	700,000	913,452
Wells Fargo & Co. 2.406%, due 10/30/25 (c)	525,000	546,524
Wells Fargo Bank N.A.
2.60%, due 1/15/21	985,000	996,909
3.55%, due 8/14/23	1,015,000	1,101,253

		48,547,175

Beverages 0.2%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, due 2/1/36	475,000	559,585

	Principal Amount		Value
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25		$250,000	$283,688
4.75%, due 1/23/29		495,000	598,106

			1,441,379

Biotechnology 0.2%
Biogen, Inc. 3.625%, due 9/15/22		1,240,000	1,317,442

Building Materials 0.9%
Builders FirstSource, Inc. (a)
5.00%, due 3/1/30		1,020,000	958,800
6.75%, due 6/1/27		490,000	501,637
Carrier Global Corp. 2.493%, due 2/15/27 (a)		1,100,000	1,120,564
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (Mexico) (a)	EUR	1,515,000	1,548,947
Standard Industries, Inc. 5.375%, due 11/15/24 (a)		$1,000,000	1,027,500

			5,157,448

Chemicals 0.7%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (France) (a)		610,000	617,591
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (a)		745,000	697,283
Huntsman International LLC 4.50%, due 5/1/29		731,000	769,068
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (a)		625,000	644,063
PolyOne Corp. 5.75%, due 5/15/25 (a)		1,218,000	1,253,017

			3,981,022

Commercial Services 0.7%
Ashtead Capital, Inc. 4.00%, due 5/1/28 (United Kingdom) (a)		380,000	378,100
California Institute of Technology 3.65%, due 9/1/19		775,000	856,043
Cintas Corp. No 2 3.70%, due 4/1/27		1,065,000	1,209,550
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)		710,000	711,526
PayPal Holdings, Inc. 2.40%, due 10/1/24		1,120,000	1,188,725

			4,343,944

Computers 0.5%
Apple, Inc.
1.55%, due 8/4/21		545,000	553,002
2.75%, due 1/13/25		715,000	776,106

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Computers (continued)
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	$680,000	$750,313
5.30%, due 10/1/29	318,000	350,986
8.10%, due 7/15/36	470,000	619,807

		3,050,214

Cosmetics & Personal Care 0.1%
Estee Lauder Cos., Inc. 2.60%, due 4/15/30	315,000	342,709

Distribution & Wholesale 0.3%
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	1,893,000	1,826,745

Diversified Financial Services 1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.45%, due 12/16/21	285,000	287,831
4.625%, due 10/30/20	1,600,000	1,606,960
Air Lease Corp.
2.30%, due 2/1/25	1,215,000	1,161,978
2.75%, due 1/15/23	500,000	495,438
3.50%, due 1/15/22	340,000	343,536
4.25%, due 9/15/24	420,000	426,462
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, due 7/15/26 (a)	650,000	682,500
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	320,532
8.00%, due 11/1/31	1,130,000	1,458,067
Avolon Holdings Funding, Ltd. 2.875%, due 2/15/25 (a)	1,040,000	872,724
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	183,286
Caterpillar Financial Services Corp. 2.90%, due 3/15/21	1,735,000	1,767,462
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(d)	1,000,000	1,068,320

		10,675,096

Electric 1.0%
Connecticut Light & Power Co. 4.00%, due 4/1/48	450,000	548,876
Duke Energy Ohio, Inc. 4.30%, due 2/1/49	565,000	715,070
Duquesne Light Holdings, Inc. 3.616%, due 8/1/27 (a)	865,000	882,403

	Principal Amount	Value
Electric (continued)
Entergy Louisiana LLC 4.00%, due 3/15/33	$790,000	$970,176
Evergy, Inc. 5.292%, due 6/15/22 (e)	500,000	533,853
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	882,209
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	373,036
Southern California Edison Co.
3.70%, due 8/1/25	330,000	364,534
4.00%, due 4/1/47	520,000	592,562
WEC Energy Group, Inc. 2.505% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	379,200

		6,241,919

Environmental Controls 0.2%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	642,808
Waste Management, Inc. 2.40%, due 5/15/23	810,000	846,545

		1,489,353

Food 1.6%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	485,000	497,125
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (a)	1,290,000	1,348,358
Kraft Heinz Foods Co.
4.25%, due 3/1/31 (a)	1,267,000	1,343,392
5.00%, due 7/15/35	501,000	551,242
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (Netherlands) (a)	1,110,000	1,129,600
Nestle Holdings, Inc. 3.10%, due 9/24/21 (a)	1,615,000	1,665,263
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	565,000	560,641
Sysco Corp. 3.30%, due 2/15/50	465,000	437,910
Tyson Foods, Inc. 3.95%, due 8/15/24	965,000	1,068,513
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	830,000	844,525

		9,446,569

Food Services 0.1%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	757,000	781,701

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	$325,000	$413,403

Health Care—Products 0.1%
Abbott Laboratories 3.40%, due 11/30/23	535,000	582,673

Health Care—Services 0.6%
Cigna Holding Co. 4.375%, due 12/15/20	135,000	136,064
Health Care Service Corp. A Mutual Legal Reserve Co. 2.20%, due 6/1/30 (a)	1,685,000	1,686,951
Laboratory Corp. of America Holdings 2.30%, due 12/1/24	1,225,000	1,289,583
NYU Langone Hospitals 3.38%, due 7/1/55	630,000	607,977

		3,720,575

Holding Company—Diversified 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (a)	925,000	992,833

Insurance 1.9%
Equitable Holdings, Inc. 5.00%, due 4/20/48	830,000	949,613
Jackson National Life Global Funding 0.795% (3 Month LIBOR + 0.48%), due 6/11/21 (a)(b)	1,895,000	1,899,910
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	295,000	320,196
MassMutual Global Funding II (a)
2.50%, due 10/17/22	1,270,000	1,324,128
2.95%, due 1/11/25	365,000	395,770
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	425,000	464,219
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	765,000	771,371
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	1,470,000	1,503,402
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,115,597
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (United Kingdom) (a)	950,000	978,685
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	343,539
Willis North America, Inc.
2.95%, due 9/15/29	1,395,000	1,476,688
3.875%, due 9/15/49	185,000	204,075

		11,747,193

	Principal Amount	Value
Internet 0.8%
Equinix, Inc. 1.25%, due 7/15/25	$710,000	$709,822
Expedia Group, Inc.
3.25%, due 2/15/30	1,305,000	1,216,710
3.80%, due 2/15/28	157,000	150,379
5.00%, due 2/15/26	22,000	22,643
6.25%, due 5/1/25 (a)	200,000	213,055
Tencent Holdings, Ltd. (China) (a)
3.595%, due 1/19/28	440,000	479,585
3.925%, due 1/19/38	675,000	757,963
Weibo Corp. (China)
3.375%, due 7/8/30	715,000	710,260
3.50%, due 7/5/24	465,000	480,843

		4,741,260

Iron & Steel 0.3%
ArcelorMittal S.A. 4.55%, due 3/11/26 (Luxembourg)	800,000	810,739
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	435,000	511,669
6.875%, due 11/21/36	305,000	398,483

		1,720,891

Lodging 0.7%
Boyd Gaming Corp. 8.625%, due 6/1/25 (a)	252,000	263,340
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	695,000	684,575
5.75%, due 5/1/28 (a)	315,000	318,150
Las Vegas Sands Corp. 3.20%, due 8/8/24	555,000	553,085
Marriott International, Inc.
2.30%, due 1/15/22	890,000	883,094
3.60%, due 4/15/24	920,000	925,048
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	355,000	373,744
5.125%, due 8/8/25	460,000	498,323

		4,499,359

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	545,000	580,699
4.875%, due 4/1/21	1,445,000	1,482,565
John Deere Capital Corp. 3.65%, due 10/12/23	135,000	148,433

		2,211,697

Media 0.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.875%, due 4/1/24 (a)	619,000	638,344
Comcast Corp.
3.25%, due 11/1/39	675,000	748,772
4.70%, due 10/15/48	555,000	746,432

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)(f)	$1,330,000	$708,225
Grupo Televisa S.A.B. 5.25%, due 5/24/49 (Mexico)	480,000	555,766
Sirius XM Radio, Inc. 4.125%, due 7/1/30 (a)	955,000	944,457
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (a)	340,000	378,596
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	415,979

		5,136,571

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,613,904

Mining 0.2%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (a)	455,000	506,654
Corp. Nacional del Cobre de Chile 3.00%, due 9/30/29 (Chile) (a)	635,000	656,804

		1,163,458

Miscellaneous—Manufacturing 0.6%
General Electric Co.
3.625%, due 5/1/30	645,000	645,729
4.25%, due 5/1/40	705,000	701,530
4.35%, due 5/1/50	550,000	543,953
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (a)	760,000	788,936
Textron Financial Corp. 2.127% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	1,295,000	809,375

		3,489,523

Oil & Gas 1.2%
BP Capital Markets America, Inc. 3.00%, due 2/24/50	345,000	339,019
BP Capital Markets PLC 4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (United Kingdom) (b)(d)	1,120,000	1,156,400
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (a) (Luxembourg)	640,000	919,307
Marathon Petroleum Corp.
4.50%, due 5/1/23	620,000	668,179
4.70%, due 5/1/25	675,000	755,635
5.125%, due 12/15/26	450,000	517,788

	Principal Amount	Value
Oil & Gas (continued)
Total Capital International S.A. 3.127%, due 5/29/50 (France)	$975,000	$1,000,320
Valero Energy Corp.
3.65%, due 3/15/25	1,000,000	1,085,898
6.625%, due 6/15/37	415,000	551,876
WPX Energy, Inc. 4.50%, due 1/15/30	465,000	409,200

		7,403,622

Packaging & Containers 0.4%
Berry Global, Inc. 4.875%, due 7/15/26 (a)	84,000	85,260
Owens Brockway Glass Container, Inc. 6.625%, due 5/13/27 (a)	1,135,000	1,180,400
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a) (New Zealand)	1,060,000	1,068,045

		2,333,705

Pharmaceuticals 0.9%
AbbVie, Inc. (a)
3.45%, due 3/15/22	1,005,000	1,045,260
4.05%, due 11/21/39	1,125,000	1,315,642
Bausch Health Cos., Inc. (a)
5.75%, due 8/15/27	465,000	492,900
6.25%, due 2/15/29	555,000	557,775
Becton Dickinson & Co. 4.669%, due 6/6/47	635,000	778,627
Bristol-Myers Squibb Co. 3.625%, due 5/15/24 (a)	1,400,000	1,541,779

		5,731,983

Pipelines 0.6%
Enterprise Products Operating LLC
3.125%, due 7/31/29	630,000	674,354
3.95%, due 1/31/60	595,000	613,149
4.20%, due 1/31/50	160,000	178,521
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	887,943
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	840,000	955,188
Western Midstream Operating, L.P. 5.25%, due 2/1/50	350,000	302,855

		3,612,010

Real Estate Investment Trusts 1.5%
Alexandria Real Estate Equities, Inc. 3.375%, due 8/15/31	825,000	920,749
American Tower Corp.
3.375%, due 10/15/26	705,000	784,114
3.60%, due 1/15/28	375,000	418,382
Crown Castle International Corp.
3.40%, due 2/15/21	920,000	934,421
5.25%, due 1/15/23	1,290,000	1,435,459

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Digital Realty Trust, L.P.
2.75%, due 2/1/23	$45,000	$47,164
3.70%, due 8/15/27	1,295,000	1,477,347
Equinix, Inc. 2.625%, due 11/18/24	740,000	787,819
GLP Capital, L.P. / GLP Financing II, Inc. 3.35%, due 9/1/24	505,000	504,596
Iron Mountain, Inc. 5.25%, due 7/15/30 (a)	720,000	709,200
Kilroy Realty, L.P. 3.45%, due 12/15/24	720,000	754,773

		8,774,024

Retail 1.1%
AutoNation, Inc. 4.75%, due 6/1/30	280,000	303,399
CVS Health Corp.
4.00%, due 12/5/23	1,355,000	1,486,330
4.78%, due 3/25/38	400,000	497,041
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)	27,472	29,441
Macy’s, Inc. 8.375%, due 6/15/25 (a)	1,370,000	1,363,821
McDonald’s Corp. 3.35%, due 4/1/23	1,085,000	1,162,877
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	1,132,133
Starbucks Corp.
3.35%, due 3/12/50	375,000	381,927
4.45%, due 8/15/49	475,000	574,001

		6,930,970

Semiconductors 0.5%
Broadcom, Inc. 3.125%, due 10/15/22 (a)	945,000	984,363
Intel Corp. 4.75%, due 3/25/50	515,000	726,026
NXP B.V. / NXP Funding LLC (Netherlands) (a)
3.40%, due 5/1/30	555,000	597,151
4.625%, due 6/15/22	590,000	628,534

		2,936,074

Software 0.3%
Fiserv, Inc.
2.75%, due 7/1/24	325,000	346,552
3.20%, due 7/1/26	205,000	226,896
salesforce.com, Inc.
3.25%, due 4/11/23	510,000	548,099
3.70%, due 4/11/28	690,000	805,476

		1,927,023

	Principal Amount		Value
Telecommunications 1.7%
AT&T, Inc.
2.875% (EUAM DB05 + 3.14%), due 3/2/25 (b)(d)	EUR	800,000	$851,025
4.35%, due 3/1/29		$320,000	373,106
4.90%, due 8/15/37		670,000	805,212
CommScope Technologies LLC 6.00%, due 6/15/25 (a)		475,000	458,708
CommScope, Inc. (a)
5.00%, due 6/15/21		76,000	76,000
7.125%, due 7/1/28		1,080,000	1,077,408
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)		990,000	1,132,639
Level 3 Financing, Inc. 3.40%, due 3/1/27 (a)		1,050,000	1,110,333
Sprint Communications, Inc. 6.00%, due 11/15/22		24,000	25,314
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)		1,545,000	1,676,665
T-Mobile USA, Inc. 4.50%, due 4/15/50 (a)		430,000	511,799
Telefonica Emisiones S.A. 5.462%, due 2/16/21 (Spain)		175,000	180,165
Verizon Communications, Inc. 1.492% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		985,000	996,997
Vodafone Group PLC 4.25%, due 9/17/50		685,000	815,685

			10,091,056

Textiles, Apparel & Luxury Goods 0.1%
Hanesbrands, Inc. 5.375%, due 5/15/25 (Canada) (a)		565,000	571,356

Toys, Games & Hobbies 0.1%
Hasbro, Inc. 2.60%, due 11/19/22		500,000	517,466

Transportation 0.0%‡
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)		277,000	277,346

Total Corporate Bonds (Cost $199,205,355)			207,784,549

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP	525,000	$695,810

Total Foreign Bonds (Cost $835,470)			695,810

Foreign Government Bonds 0.5%
Brazil 0.2%
Brazilian Government International Bond 4.625%, due 1/13/28 (Brazil)		$1,161,000	1,213,837

Mexico 0.3%
Mexico Government International Bond 3.25%, due 4/16/30 (Mexico) (f)		2,031,000	2,012,721

Total Foreign Government Bonds (Cost $3,241,052)			3,226,558

Loan Assignments 1.0% (b)
Buildings & Real Estate 0.2%
Realogy Group LLC 2018 Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 2/8/25		1,241,395	1,140,531

Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 4.561% (3 Month LIBOR + 3.25%), due 4/3/24		1,270,179	1,134,905

Ecological 0.2%
Advanced Disposal Services, Inc. Term Loan B3 3.00% (1 Week LIBOR + 2.25%), due 11/10/23		1,604,927	1,584,464

Finance 0.2%
Alliant Holdings Intermediate LLC 2018 Term Loan B 2.928% (1 Month LIBOR + 2.75%), due 5/9/25		1,265,316	1,192,561

Personal & Nondurable Consumer Products (Manufacturing Only) 0.1%
Prestige Brands, Inc. Term Loan B4 2.178% (1 Month LIBOR + 2.00%), due 1/26/24		472,571	464,301

	Principal Amount	Value
Telecommunications 0.1%
Level 3 Financing, Inc. 2019 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 3/1/27	$718,508	$677,194

Total Loan Assignments (Cost $6,467,160)		6,193,956

Mortgage-Backed Securities 5.7%
Agency (Collateralized Mortgage Obligations) 2.4%
Federal Home Loan Mortgage Corporation
REMIC, Series 4926, Class BP 3.00%, due 10/25/49	1,975,000	2,099,512
REMIC Series 4888, Class BA 3.50%, due 9/15/48	566,810	587,981
REMIC Series 4877, Class AT 3.50%, due 11/15/48	798,917	848,260
REMIC Series 4877, Class BE 3.50%, due 11/15/48	1,300,900	1,382,818
REMIC, Series 4958, Class DL 4.00%, due 1/25/50	1,775,000	1,949,570
Federal National Mortgage Association
REMIC, Series 2013-77, Class CY 3.00%, due 7/25/43	746,000	813,789
REMIC, Series 2019-13, Class PE 3.00%, due 3/25/49	862,347	915,182
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	1,202,438	1,305,297
REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	1,140,304	1,245,418
Government National Mortgage Association Series 2013-149, Class BA 3.25%, due 8/16/41	2,281,932	2,441,745
Seasoned Loans Structured Transaction Trust Series 2019-1, Class A1 3.50%, due 5/25/29	626,771	681,928

		14,271,500

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
BANK
Series 2019-BN21, Class A5 2.851%, due 10/17/52	1,200,000	1,313,018
Series 2019-BN19, Class A2 2.926%, due 8/15/61	1,205,000	1,324,531
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.415% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	44,071	39,845

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Benchmark Mortgage Trust Series 2019-B12, Class A5 3.116%, due 8/15/52	$1,119,000	$1,239,879
BX Commercial Mortgage Trust (a)
Series 2018-BILT, Class A 0.985% (1 Month LIBOR + 0.80%), due 5/15/30 (b)	850,000	803,188
Series 2018-GW, Class A 0.985% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	760,000	720,040
Series 2019-OC11, Class A 3.202%, due 12/9/41	515,000	536,506
Series 2019-0C11, Class B 3.605%, due 12/9/41	360,000	361,844
Series 2019-0C11, Class C 3.856%, due 12/9/41	990,000	942,737
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	415,000	454,199
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	439,062	442,974
FREMF Mortgage Trust (a)(g)
Series 2015-K720, Class B 3.51%, due 7/25/22	460,000	474,788
Series 2013-K33, Class B 3.614%, due 8/25/46	1,094,000	1,147,072
Series 2014-K41, Class B 3.963%, due 11/25/47	330,000	354,600
Series 2013-K35, Class B 4.073%, due 12/25/46	345,000	370,389
GS Mortgage Securities Trust
Series 2019-GC42, Class A4 3.001%, due 9/1/52	475,000	523,228
Series 2019-GC40, Class A4 3.16%, due 7/10/52	788,000	871,834
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.335% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	555,000	534,901
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	560,000	625,661
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	880,000	950,928

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	$485,000	$522,577
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	1,030,000	1,089,891
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.874%, due 6/15/36	940,000	1,036,817
Series 2018-AUS, Class A 4.194%, due 8/17/36	1,200,000	1,305,672

		17,987,119

Whole Loan (Collateralized Mortgage Obligations) 0.3%
Chase Home Lending Mortgage Trust (a)(h)
Series 2019-ATR2, Class A3 3.50%, due 7/25/49	156,456	160,260
Series 2019-ATR1, Class A4 4.00%, due 4/25/49	311,393	313,909
JP Morgan Mortgage Trust (a)(h)
Series 2019-3, Class A3 4.00%, due 9/25/49	245,746	252,935
Series 2019-5, Class A4 4.00%, due 11/25/49	163,469	165,087
Wells Fargo Mortgage Backed Securities Trust Series 2020-2, Class A1 3.00%, due 12/25/49 (a)(h)(i)	1,070,000	1,102,769

		1,994,960

Total Mortgage-Backed Securities (Cost $33,023,159)		34,253,579

Municipal Bonds 0.2%
California 0.2%
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds Series N 3.006%, due 5/15/50	1,115,000	1,133,408

New York 0.0%‡
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	175,000	188,295

Total Municipal Bonds (Cost $1,290,000)		1,321,703

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies 10.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.8%
2.00%, due 6/1/50	$1,257,298	$1,287,052
2.50%, due 1/1/40	337,144	351,699
2.50%, due 4/1/50	752,968	785,120
2.50%, due 5/1/50	735,607	766,656
3.50%, due 1/1/48	3,730,223	3,976,704
4.00%, due 2/1/49	500,737	535,115
5.00%, due 12/1/44	1,333,184	1,528,841
5.00%, due 12/1/48	1,470,447	1,606,065

		10,837,252

Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.4%
2.00%, due 5/1/35	2,026,165	2,097,157
2.00%, due 6/1/50	269,442	274,679
2.50%, due 2/1/40	341,616	356,303
2.50%, due 5/1/50	828,526	863,742
2.50%, due 6/1/50	2,334,955	2,433,509
3.00%, due 3/1/50	1,408,364	1,492,141
3.00%, due 4/1/50	1,326,610	1,398,600
3.00%, due 5/1/50	1,879,585	1,981,580
3.50%, due 3/1/37	1,804,809	1,949,793
3.50%, due 2/1/42	1,402,520	1,514,891
4.00%, due 5/1/48	1,316,998	1,396,836
4.00%, due 9/1/48	2,111,305	2,277,913
4.00%, due 1/1/49	497,734	536,835
4.00%, due 2/1/49	437,615	467,387
5.00%, due 9/1/33	1,624,616	1,859,752
6.00%, due 4/1/37	9,151	10,399

		20,911,517

United States Treasury Bonds 1.2%
2.00%, due 2/15/50	310,000	355,023
4.375%, due 11/15/39	3,457,000	5,435,862
4.375%, due 5/15/40	705,000	1,113,927
4.50%, due 5/15/38	210,000	331,300

		7,236,112

United States Treasury Notes 3.5%
0.125%, due 4/30/22	12,210,000	12,200,461
0.375%, due 4/30/25	6,990,000	7,021,674
0.50%, due 4/30/27	1,295,000	1,296,922
0.625%, due 5/15/30	460,000	458,724

		20,977,781

United States Treasury Inflation—Indexed Note 0.7% (j)
0.875%, due 1/15/29	3,783,185	4,310,021

Total U.S. Government & Federal Agencies (Cost $61,343,257)		64,272,683

Total Long-Term Bonds (Cost $322,601,152)		335,875,601

	Shares	Value
Common Stocks 38.0%
Aerospace & Defense 0.7%
BAE Systems PLC (United Kingdom)	413,296	$2,472,081
Lockheed Martin Corp.	5,243	1,913,275

		4,385,356

Air Freight & Logistics 0.6%
Deutsche Post A.G., Registered (Germany)	63,769	2,326,271
United Parcel Service, Inc., Class B	13,193	1,466,798

		3,793,069

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	19,536	2,023,856

Banks 1.2%
JPMorgan Chase & Co.	13,278	1,248,929
People’s United Financial, Inc.	120,097	1,389,522
PNC Financial Services Group, Inc.	9,472	996,549
Royal Bank of Canada (Canada)	26,810	1,818,996
Truist Financial Corp.	41,949	1,575,185

		7,029,181

Beverages 0.9%
Coca-Cola Co.	34,675	1,549,279
Coca-Cola European Partners PLC (United Kingdom)	34,168	1,290,184
PepsiCo., Inc.	18,242	2,412,687

		5,252,150

Biotechnology 1.0%
AbbVie, Inc.	38,143	3,744,880
Amgen, Inc.	9,303	2,194,205

		5,939,085

Capital Markets 1.1%
BlackRock, Inc.	3,044	1,656,210
CME Group, Inc.	6,427	1,044,645
Lazard, Ltd., Class A	44,909	1,285,745
Macquarie Group, Ltd. (Australia)	14,969	1,232,156
Singapore Exchange, Ltd. (Singapore)	228,000	1,368,247

		6,587,003

Chemicals 1.1%
BASF S.E. (Germany)	40,342	2,254,309
Dow, Inc. (k)	31,208	1,272,038
LyondellBasell Industries N.V., Class A	23,089	1,517,409
Nutrien, Ltd.	54,551	1,751,087

		6,794,843

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	6	19

Communications Equipment 0.5%
Cisco Systems, Inc.	68,675	3,203,002

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 2.6%
AT&T, Inc.	102,843	$3,108,944
BCE, Inc. (Canada)	70,197	2,927,633
Deutsche Telekom A.G., Registered (Germany)	84,913	1,420,374
Orange S.A. (France)	101,997	1,218,474
TELUS Corp. (Canada)	139,633	2,341,959
Verizon Communications, Inc.	87,281	4,811,801

		15,829,185

Electric Utilities 2.4%
American Electric Power Co., Inc.	26,472	2,108,230
Duke Energy Corp.	34,474	2,754,128
Entergy Corp.	25,710	2,411,855
FirstEnergy Corp.	53,750	2,084,425
Fortis, Inc. (Canada)	46,431	1,765,787
PPL Corp.	49,476	1,278,460
Terna Rete Elettrica Nazionale S.p.A. (Italy)	342,397	2,350,776

		14,753,661

Electrical Equipment 0.8%
Eaton Corp. PLC	32,054	2,804,084
Emerson Electric Co.	31,546	1,956,798

		4,760,882

Equity Real Estate Investment Trusts 1.0%
American Tower Corp.	4,989	1,289,856
Iron Mountain, Inc.	105,887	2,763,651
Welltower, Inc.	39,327	2,035,172

		6,088,679

Food Products 1.0%
Danone S.A. (France)	26,894	1,858,416
Nestle S.A., Registered (Switzerland)	23,511	2,597,382
Orkla ASA (Norway)	160,946	1,410,754

		5,866,552

Gas Utilities 0.6%
Snam S.p.A. (Italy)	727,663	3,539,241

Health Care Providers & Services 0.3%
UnitedHealth Group, Inc.	5,666	1,671,187

Hotels, Restaurants & Leisure 0.9%
Las Vegas Sands Corp.	34,842	1,586,705
McDonald’s Corp.	6,089	1,123,238
Restaurant Brands International, Inc. (Canada)	23,188	1,266,760
Vail Resorts, Inc.	7,358	1,340,260

		5,316,963

Household Durables 0.2%
Leggett & Platt, Inc.	33,576	1,180,196

	Shares	Value
Household Products 0.8%
Kimberly-Clark Corp.	20,862	$2,948,844
Procter & Gamble Co.	15,308	1,830,377

		4,779,221

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	15,392	1,808,063

Insurance 2.5%
Allianz S.E., Registered (Germany)	17,929	3,657,044
Assicurazioni Generali S.p.A. (Italy)	111,216	1,680,757
AXA S.A. (France)	97,092	2,026,223
MetLife, Inc.	55,396	2,023,062
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	11,502	2,985,059
SCOR S.E. (France) (k)	49,053	1,342,462
Tokio Marine Holdings, Inc. (Japan)	38,500	1,677,290

		15,391,897

IT Services 0.5%
International Business Machines Corp.	26,387	3,186,758

Machinery 0.2%
Atlas Copco A.B., Class A (Sweden)	34,168	1,444,831

Media 0.2%
Comcast Corp., Class A	34,929	1,361,532
ION Media Networks, Inc. (i)(k)(l)(m)(n)	8	3,018

		1,364,550

Multi-Utilities 1.7%
Ameren Corp.	35,252	2,480,331
Dominion Energy, Inc.	38,448	3,121,209
National Grid PLC (United Kingdom)	195,778	2,397,344
WEC Energy Group, Inc.	28,338	2,483,826

		10,482,710

Multiline Retail 0.3%
Target Corp.	16,492	1,977,886

Oil, Gas & Consumable Fuels 1.8%
Chevron Corp.	17,337	1,546,981
Enterprise Products Partners, L.P.	109,440	1,988,525
Exxon Mobil Corp.	32,476	1,452,327
Magellan Midstream Partners, L.P.	40,934	1,767,121
Phillips 66	22,835	1,641,836
TOTAL S.A. (France)	70,789	2,696,324

		11,093,114

Personal Products 0.6%
Unilever PLC (United Kingdom)	60,809	3,278,672

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 4.8%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	46,431	$2,455,736
GlaxoSmithKline PLC (United Kingdom)	136,504	2,765,836
Johnson & Johnson	19,706	2,771,255
Merck & Co., Inc.	40,511	3,132,716
Novartis A.G., Registered (Switzerland)	36,113	3,137,882
Novo Nordisk A/S, Class B (Denmark)	24,696	1,598,107
Pfizer, Inc.	93,091	3,044,076
Roche Holding A.G. (Switzerland)	8,608	2,980,361
Sanofi (France)	30,587	3,111,891
Takeda Pharmaceutical Co., Ltd. (Japan)	108,500	3,872,436

		28,870,296

Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	10,822	1,327,210
Broadcom, Inc.	5,581	1,761,419
Intel Corp.	35,183	2,104,999
KLA Corp.	21,228	4,128,422
Maxim Integrated Products, Inc.	27,994	1,696,716
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	51,929	2,948,009
Texas Instruments, Inc.	22,835	2,899,360

		16,866,135

Software 0.9%
Microsoft Corp.	25,880	5,266,839

Specialty Retail 0.3%
Home Depot, Inc.	6,258	1,567,692

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	6,607	2,410,234
Samsung Electronics Co., Ltd., GDR (Republic of Korea) (a)	2,357	2,599,771

		5,010,005

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	98,107	1,107,628

Tobacco 1.6%
Altria Group, Inc.	74,764	2,934,487
British American Tobacco PLC (United Kingdom)	69,520	2,671,059
British American Tobacco PLC, Sponsored ADR (United Kingdom) (f)	24,949	968,520
Philip Morris International, Inc.	43,048	3,015,943

		9,590,009

Trading Companies & Distributors 0.3%
Watsco, Inc.	9,726	1,728,310

	Shares	Value
Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B (Canada)	33,153	$1,332,127

Total Common Stocks (Cost $225,703,537)		230,160,853

Short-Term Investments 5.3%
Affiliated Investment Company 5.2%
MainStay U.S. Government Liquidity Fund, 0.05% (o)	31,285,681	31,285,681

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (o)(p)	827,043	827,043

Total Short-Term Investments (Cost $32,112,724)		32,112,724

Total Investments (Cost $580,417,413)	98.7%	598,149,178
Other Assets, Less Liabilities	1.3	7,582,904
Net Assets	100.0%	$605,732,082

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Step coupon—Rate shown was the rate in effect as of June 30, 2020.

(f)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $1,286,837; the total market value of collateral held by the Portfolio was $1,319,899. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $492,856 (See Note 2(M)).

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2020.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, the total market value of the fair valued securities was $1,105,787, which represented 0.2% of the Portfolio’s net assets.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	Non-income producing security.

(l)

Illiquid security—As of June 30, 2020, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $3,018, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(m)	Restricted security. (See Note 5)

(n)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(o)	Current yield as of June 30, 2020.

(p)	Represents a security purchased with cash collateral received for securities on loan.

Foreign Currency Forward Contracts

As of June 30, 2020, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	16,696,475	GBP	13,443,000	JPMorgan Chase Bank N.A.	8/3/20	$35,751
Total unrealized appreciation						35,751
JPY	2,059,000,000	USD	19,239,916	JPMorgan Chase Bank N.A.	8/3/20	(163,107)
USD	6,549,806	CAD	9,193,000	JPMorgan Chase Bank N.A.	8/4/20	(222,301)
USD	7,761,329	EUR	7,152,000	JPMorgan Chase Bank N.A.	8/3/20	(279,519)
Total unrealized depreciation						(664,927)
Net unrealized depreciation						$(629,176)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
10-Year United States Treasury Note	17	September 2020	$2,365,695	$2,365,922	$227
2-Year United States Treasury Note	183	September 2020	40,396,803	40,411,547	14,744
Nikkei 225	164	September 2020	17,589,060	16,924,011	(665,049)
S&P 500 Index Mini	376	September 2020	56,847,338	58,095,760	1,248,422
United States Treasury Bond	18	September 2020	3,192,511	3,214,126	21,615
United States Treasury Ultra Bond	147	September 2020	31,992,438	32,068,968	76,530

Total Long Contracts					696,489

Short Contracts
10-Year United States Treasury Ultra Note	(70)	September 2020	(10,961,835)	(11,023,907)	(62,072)
5-Year United States Treasury Note	(142)	September 2020	(17,797,429)	(17,855,392)	(57,963)
Euro STOXX 50	(88)	September 2020	(3,068,065)	(3,186,515)	(118,450)

Total Short Contracts					(238,485)

Net Unrealized Appreciation					$458,004

1.	As of June 30, 2020, cash in the amount of $7,328,991 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUAM—European Union Advisory Mission

EUR—Euro

GBP—British Pound Sterling

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$14,944,677	$—	$14,944,677
Convertible Bonds	—	3,182,086	—	3,182,086
Corporate Bonds	—	207,784,549	—	207,784,549
Foreign Bonds	—	695,810	—	695,810
Foreign Government Bonds	—	3,226,558	—	3,226,558
Loan Assignments	—	6,193,956	—	6,193,956
Mortgage-Backed Securities	—	34,253,579	—	34,253,579
Municipal Bonds	—	1,321,703	—	1,321,703
U.S. Government & Federal Agencies	—	64,272,683	—	64,272,683

Total Long-Term Bonds	—	335,875,601	—	335,875,601

Common Stocks
Aerospace & Defense	1,913,275	2,472,081	—	4,385,356
Air Freight & Logistics	1,466,798	2,326,271	—	3,793,069
Auto Components	—	2,023,856	—	2,023,856
Capital Markets	3,986,600	2,600,403	—	6,587,003
Chemicals	4,540,534	2,254,309	—	6,794,843
Diversified Telecommunication Services	13,190,337	2,638,848	—	15,829,185
Electric Utilities	12,402,885	2,350,776	—	14,753,661
Food Products	—	5,866,552	—	5,866,552
Gas Utilities	—	3,539,241	—	3,539,241
Industrial Conglomerates	—	1,808,063	—	1,808,063
Insurance	2,023,062	13,368,835	—	15,391,897
Machinery	—	1,444,831	—	1,444,831
Multi-Utilities	8,085,366	2,397,344	—	10,482,710
Oil, Gas & Consumable Fuels	8,396,790	2,696,324	—	11,093,114
Personal Products	—	3,278,672	—	3,278,672
Pharmaceuticals	11,403,783	17,466,513	—	28,870,296
Tobacco	6,918,950	2,671,059	—	9,590,009
All Other Industries (b)	84,625,477	—	3,018	84,628,495

Total Common Stocks	158,953,857	71,203,978	3,018	230,160,853

Short-Term Investments
Affiliated Investment Company	31,285,681	—	—	31,285,681
Unaffiliated Investment Company	827,043	—	—	827,043

Total Short-Term Investments	32,112,724	—	—	32,112,724

Total Investments in Securities	191,066,581	407,079,579	3,018	598,149,178

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$35,751	$—	$35,751
Futures Contracts (c)	1,361,538	—	—	1,361,538

Total Other Financial Instruments	1,361,538	35,751	—	1,397,289

Total Investments in Securities and Other Financial Instruments	$192,428,119	$407,115,330	$3,018	$599,546,467

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(664,927)	$—	$(664,927)
Futures Contracts (c)	(903,534)	—	—	(903,534)

Total Other Financial Instruments	$(903,534)	$(664,927)	$—	$(1,568,461)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $3,018 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $549,131,732) including securities on loan of $1,286,837	$566,863,497
Investment in affiliated investment company, at value (identified cost $31,285,681)	31,285,681
Cash collateral on deposit at broker for futures contracts	7,328,991
Cash denominated in foreign currencies (identified cost $228,294)	231,106
Due from custodian	81,499
Cash	13
Receivables:
Dividends and interest	3,313,053
Investment securities sold	1,083,997
Variation margin on futures contracts	617,914
Portfolio shares sold	386,709
Securities lending	1,850
Unrealized appreciation on foreign currency forward contracts	35,751
Other assets	3,172

Total assets	611,233,233

Liabilities
Cash collateral received for securities on loan	827,043
Payables:
Investment securities purchased	2,709,978
Portfolio shares redeemed	817,361
Manager (See Note 3)	283,809
NYLIFE Distributors (See Note 3)	87,683
Shareholder communication	44,451
Professional fees	34,620
Custodian	21,704
Trustees	734
Accrued expenses	8,841
Unrealized depreciation on foreign currency forward contracts	664,927

Total liabilities	5,501,151

Net assets	$605,732,082

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,728
Additional paid-in capital	579,527,903

579,565,631
Total distributable earnings (loss)	26,166,451

Net assets	$605,732,082

Initial Class
Net assets applicable to outstanding shares	$177,988,292

Shares of beneficial interest outstanding	11,020,815

Net asset value per share outstanding	$16.15

Service Class
Net assets applicable to outstanding shares	$427,743,790

Shares of beneficial interest outstanding	26,707,314

Net asset value per share outstanding	$16.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$5,066,739
Interest	5,045,902
Dividends-affiliated	80,924
Securities lending	17,256
Other	211

Total income	10,211,032

Expenses
Manager (See Note 3)	1,697,737
Distribution/Service—Service Class (See Note 3)	520,970
Professional fees	61,298
Custodian	44,562
Shareholder communication	40,119
Trustees	7,312
Miscellaneous	17,591

Total expenses	2,389,589

Net investment income (loss)	7,821,443

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(16,837,972)
Futures transactions	962,012
Foreign currency forward transactions	1,514,227
Foreign currency transactions	73,060

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(14,288,673)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(23,307,479)
Futures contracts	162,405
Foreign currency forward contracts	72,954
Translation of other assets and liabilities in foreign currencies	2,078

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(23,070,042)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(37,358,715)

Net increase (decrease) in net assets resulting from operations	$(29,537,272)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $308,185.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,821,443	$16,415,734
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(14,288,673)	28,938,994
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(23,070,042)	49,267,957

Net increase (decrease) in net assets resulting from operations	(29,537,272)	94,622,685

Distributions to shareholders:
Initial Class	(2,388,693)	(9,012,589)
Service Class	(5,187,100)	(18,348,399)

Total distributions to shareholders	(7,575,793)	(27,360,988)

Capital share transactions:
Net proceeds from sale of shares	52,742,314	65,962,538
Net asset value of shares issued to shareholders in reinvestment of distributions	7,575,793	27,360,988
Cost of shares redeemed	(44,239,771)	(73,300,588)

Increase (decrease) in net assets derived from capital share transactions	16,078,336	20,022,938

Net increase (decrease) in net assets	(21,034,729)	87,284,635

Net Assets
Beginning of period	626,766,811	539,482,176

End of period	$605,732,082	$626,766,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$17.14		$15.23		$17.29		$15.94	$15.31	$17.30

Net investment income (loss) (a)	0.22		0.49		0.53		0.49	0.54	0.64

Net realized and unrealized gain (loss) on investments	(1.03)		2.22		(1.49)		1.62	0.72	(1.36)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.00	‡	0.11		(0.14)	0.14	0.14

Total from investment operations	(0.77)		2.71		(0.85)		1.97	1.40	(0.58)

Less distributions:

From net investment income	(0.22)		(0.68)		(0.46)		(0.54)	(0.68)	(0.80)

From net realized gain on investments	—		(0.12)		(0.75)		(0.08)	(0.09)	(0.61)

Total distributions	(0.22)		(0.80)		(1.21)		(0.62)	(0.77)	(1.41)

Net asset value at end of period	$16.15		$17.14		$15.23		$17.29	$15.94	$15.31

Total investment return (b)	(4.42%)		18.07%		(5.21%)		12.53%	9.30%	(3.50%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.80	%††	3.00%		3.18%		2.91%	3.47%	3.79%

Net expenses (c)	0.63	%††	0.63%		0.62%		0.62%	0.63%	0.63%

Interest expense and fees	—		—		0.00	%(d)	0.01%	—	—

Portfolio turnover rate	41	%(e)	59	%(e)	50	%(e)	26%	28%	35%

Net assets at end of period (in 000’s)	$177,988		$193,252		$178,608		$207,056	$202,450	$206,198

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 40%, 52% and 39% for the six months ended June 30, 2020 and for the years ended December 31, 2019 and 2018, respectively.

30	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019		2018		2017	2016	2015

Net asset value at beginning of period	$16.99		$15.11		$17.17		$15.83	$15.21	$17.20

Net investment income (loss) (a)	0.20		0.45		0.48		0.44	0.50	0.59

Net realized and unrealized gain (loss) on investments	(1.01)		2.19		(1.48)		1.62	0.72	(1.35)

Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.00	‡	0.11		(0.14)	0.14	0.14

Total from investment operations	(0.77)		2.64		(0.89)		1.92	1.36	(0.62)

Less distributions:

From net investment income	(0.20)		(0.64)		(0.42)		(0.50)	(0.65)	(0.76)

From net realized gain on investments	—		(0.12)		(0.75)		(0.08)	(0.09)	(0.61)

Total distributions	(0.20)		(0.76)		(1.17)		(0.58)	(0.74)	(1.37)

Net asset value at end of period	$16.02		$16.99		$15.11		$17.17	$15.83	$15.21

Total investment return (b)	(4.54%)		17.78%		(5.45%)		12.25%	9.03%	(3.74%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.55	%††	2.74%		2.93%		2.65%	3.20%	3.54%

Net expenses (including interest expense and fees) (c)	0.88	%††	0.88%		0.87%		0.87%	0.88%	0.88%

Interest expense and fees	—		—		0.00	%(d)	0.01%	—	—

Portfolio turnover rate	41	%(e)	59	%(e)	50	%(e)	26%	28%	35%

Net assets at end of period (in 000’s)	$427,744		$433,515		$360,874		$425,340	$361,357	$309,350

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 40%, 52% and 39% for the six months ended June 30, 2020 and for the years ended December 31, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

32	MainStay VP Income Builder Portfolio

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data

33

Notes to Financial Statements (Unaudited) (continued)

including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2020 and can change at any time.

Illiquid investments as of June 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part

34	MainStay VP Income Builder Portfolio

of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures

35

Notes to Financial Statements (Unaudited) (continued)

positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

36	MainStay VP Income Builder Portfolio

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2020, the Portfolio did not hold any unfunded commitments.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $1,286,837; the total market value of collateral held by the Portfolio was $1,319,899. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $492,856 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $827,043.

(N)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(O)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss.

37

Notes to Financial Statements (Unaudited) (continued)

Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate

(“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(R)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

38	MainStay VP Income Builder Portfolio

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$1,248,422	$113,116	$1,361,538
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	35,751	—	—	35,751

Total Fair Value		$35,751	$1,248,422	$113,116	$1,397,289

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(783,499)	$(120,035)	$(903,534)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(664,927)	—	—	(664,927)

Total Fair Value		$(664,927)	$(783,499)	$(120,035)	$(1,568,461)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(3,899,155)	$4,861,167	$962,012
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	1,514,227	—	—	1,514,227

Total Realized Gain (Loss)		$1,514,227	$(3,899,155)	$4,861,167	$2,476,239

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(734,994)	$897,399	$162,405
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	72,954	—	—	72,954

Total Change in Unrealized Appreciation (Depreciation)		$72,954	$(734,994)	$897,399	$235,359

39

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$77,524,887	$79,908,345	$157,433,232
Futures Contracts Short	$—	$(3,080,991)	$(23,700,965)	$(26,781,956)
Forward Contracts Long	$45,019,698	$—	$—	$45,019,698
Forward Contracts Short	$(63,743,360)	$—	$—	$(63,743,360)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion and 0.55%

in excess of $1 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.57%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,697,737 and paid MacKay Shields and Epoch $503,593 and $345,275, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$31,151	$188,840	$(188,705)	$—	$—	$31,286	$81	$—	31,286

40	MainStay VP Income Builder Portfolio

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$581,202,256	$41,945,683	$(24,998,761)	$16,946,922

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$27,360,988	$—

Note 5–Restricted Securities

Restricted securities are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of June 30, 2020, the Portfolio held the following restricted security.

Security	Date of Acquisition	Shares	Cost	6/30/20 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$3,018	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit

Agreement, but State Street Served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $102,671 and $143,680, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $136,449 and $87,308, respectively.

41

Notes to Financial Statements (Unaudited) (continued)

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	244,438	$3,939,854
Shares issued to shareholders in reinvestment of distributions	155,015	2,388,693
Shares redeemed	(656,565)	(10,522,175)

Net increase (decrease)	(257,112)	$(4,193,628)

Year ended December 31, 2019:
Shares sold	375,597	$6,275,383
Shares issued to shareholders in reinvestment of distributions	545,038	9,012,589
Shares redeemed	(1,372,799)	(22,552,026)

Net increase (decrease)	(452,164)	$(7,264,054)

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	3,022,731	$48,802,460
Shares issued to shareholders in reinvestment of distributions	339,255	5,187,100
Shares redeemed	(2,164,190)	(33,717,596)

Net increase (decrease)	1,197,796	$20,271,964

Year ended December 31, 2019:
Shares sold	3,626,766	$59,687,155
Shares issued to shareholders in reinvestment of distributions	1,117,887	18,348,399
Shares redeemed	(3,121,769)	(50,748,562)

Net increase (decrease)	1,622,884	$27,286,992

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

42	MainStay VP Income Builder Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

44	MainStay VP Income Builder Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781626	MSVPIB10-08/20 (NYLIAC) NI522

MainStay VP Indexed Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/1/2017	6.48%	8.79%	4.84%	0.30%
Service Class Shares	5/1/2017	6.35	8.52	4.58	0.55

Benchmark Performance	Six Months	One Year	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	6.14%	8.74%	5.26%
Morningstar Intermediate Core Bond Category Average[4]	5.56	7.89	4.75

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Core Bond is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,064.80	$1.44	$1,023.47	$1.41	0.28%

Service Class Shares	$1,000.00	$1,063.50	$2.72	$1,022.23	$2.66	0.53%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.125%–2.875%, due 7/15/20–5/15/30

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.50%, due 7/1/21–3/1/50

3.	United States Treasury Bonds, 2.00%–4.625%, due 2/15/36–2/15/50

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 11/20/42–12/1/49

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–5.50%, due 12/1/25–5/1/50
6.	iShares Long-Term Corporate Bond ETF

7.	iShares Intermediate-Term Corporate Bond ETF

8.	Bank of America Corp., 3.248%–5.625%, due 7/1/20–3/20/51

9.	United Mexican States, 4.125%, due 1/21/26

10.	Wells Fargo & Co., 2.55%–4.75%, due 12/7/20–12/7/46

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Indexed Bond Portfolio returned 6.48% for Initial Class shares and 6.35% for Service Class shares. Over the same period, both share classes outperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the six months ended June 30, 2020, both share classes outperformed the 5.56% return of the Morningstar Intermediate Core Bond Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

From a liquidity perspective, the first three months of the reporting period proved to be a challenging environment for all fixed-income investors. As investors flocked to the relative safety of cash and/or U.S. Treasury holdings, portfolio redemptions resulted in forced selling across the corporate landscape. This led to wider bid-ask spreads2 and a more difficult environment in which to transact. While the U.S. Federal Reserve’s heavy-handed response opened the primary market, secondary liquidity remained challenging until investors became more confident in the stability of the market.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

U.S. Treasury futures were used to reduce variations between the Portfolio and its benchmark. These trades reduced tracking error for the Portfolio and had a positive effect on the Portfolio’s performance during the reporting period.

During the reporting period, which credit-rating categories were strong performers and which credit-rating categories were weak?

During the reporting period, we witnessed the highest quality securities outperform. Credit rated AAA had the highest excess returns followed by credit rated AA. Credit rated A outperformed BBB-rated securities.3 The BBB-rated category was the weakest credit category during the reporting period. All credit rating categories produced negative excess returns, underperforming matched duration Treasury securities.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio employs a passive strategy that attempts to replicate the duration of its benchmark. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of June 30, 2020, the Portfolio’s duration was approximately 5.99 years compared to a duration of 6.00 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?

During the reporting period, all the broad sectors in the Barclays Aggregate Bond Index produced positive total returns. The best performing sector during the reporting period was the U.S. Treasury sector. Within corporates, the utility subcomponent was the best performer. Industrials, utilities and financials all outperformed the non-corporate sector. Within the non-corporate sector, the foreign local government subsector was the best performer. The asset-backed securities sector was the worst performing sector. Within securitized products, commercial mortgage-backed securities outperformed both mortgage-backed securities and asset-backed securities. U.S. government agencies underperformed U.S. Treasuries during the same period.

Were there any significant changes to the Portfolio’s benchmark during the reporting period?

We did not consider any changes to the Bloomberg Barclays U.S. Aggregate Bond Index to be material enough to change our investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.3%† Asset-Backed Securities 0.2%
Automobile 0.2%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	$69,848	$70,931
BMW Vehicle Lease Trust Series 2018-1, Class A3 3.26%, due 7/20/21	176,246	177,586
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.16%, due 9/15/22	300,000	300,768
GM Financial Consumer Automobile Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	617,473	630,806
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	641,718	652,970
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	68,069	68,437

Total Asset-Backed Securities (Cost $1,873,179)		1,901,498

Corporate Bonds 25.3%
Aerospace & Defense 0.4%
Boeing Co.
3.25%, due 3/1/28	610,000	605,438
5.15%, due 5/1/30	750,000	836,272
General Dynamics Corp. 3.00%, due 5/11/21	330,000	337,619
Lockheed Martin Corp. 4.07%, due 12/15/42	330,000	418,571
Northrop Grumman Corp. 7.75%, due 2/15/31	285,000	425,689
Raytheon Technologies Corp.
3.15%, due 12/15/24 (a)	330,000	356,456
3.50%, due 3/15/27 (a)	285,000	320,695
3.65%, due 8/16/23	2,000	2,166

		3,302,906

Apparel 0.0%‡
Nike, Inc. 3.625%, due 5/1/43	90,000	104,104

Auto Manufacturers 0.4%
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	1,300,000	1,264,523
General Motors Financial Co., Inc. 4.35%, due 1/17/27	1,625,000	1,681,393

	Principal Amount	Value
Auto Manufacturers (continued)
Toyota Motor Credit Corp. 2.25%, due 10/18/23	$390,000	$408,356

		3,354,272

Banks 6.2%
Bank of America Corp.
3.248%, due 10/21/27	530,000	584,523
3.30%, due 1/11/23	1,085,000	1,157,995
3.419%, due 12/20/28 (b)	1,910,000	2,127,457
4.083%, due 3/20/51 (b)	670,000	839,551
5.625%, due 7/1/20	500,000	500,000
Bank of New York Mellon Corp.
2.05%, due 5/3/21	120,000	121,536
2.50%, due 4/15/21	810,000	822,348
3.00%, due 2/24/25	535,000	585,361
Bank of Nova Scotia 2.70%, due 3/7/22	945,000	979,218
Barclays PLC 5.25%, due 8/17/45	270,000	360,685
BNP Paribas S.A. 3.25%, due 3/3/23	570,000	612,785
Citigroup, Inc.
2.65%, due 10/26/20	810,000	815,654
3.375%, due 3/1/23	1,190,000	1,268,246
3.98%, due 3/20/30 (b)	300,000	344,751
4.45%, due 9/29/27	1,610,000	1,838,084
4.65%, due 7/30/45	220,000	283,188
Cooperatieve Rabobank UA . 5.25%, due 5/24/41	530,000	751,452
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 6/9/23	335,000	360,695
Fifth Third Bank N.A. 2.25%, due 6/14/21	670,000	680,743
Goldman Sachs Group, Inc.
2.60%, due 12/27/20	675,000	682,081
2.905%, due 7/24/23 (b)	1,870,000	1,942,758
3.85%, due 1/26/27	1,475,000	1,663,822
4.80%, due 7/8/44	450,000	589,119
HSBC Holdings PLC
2.65%, due 1/5/22	1,385,000	1,427,339
3.90%, due 5/25/26	1,625,000	1,804,100
JPMorgan Chase & Co.
4.25%, due 10/1/27	2,765,000	3,219,946
4.26%, due 2/22/48 (b)	650,000	818,940
Keybank N.A. 2.40%, due 6/9/22	335,000	346,719
Kreditanstalt fuer Wiederaufbau 2.125%, due 3/7/22	3,580,000	3,692,222
Lloyds Banking Group PLC 3.75%, due 1/11/27	1,490,000	1,649,408
Mitsubishi UFJ Financial Group, Inc. 3.455%, due 3/2/23	660,000	705,543

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley
2.50%, due 4/21/21	$600,000	$610,047
2.699% (SOFR + 1.143%), due 1/22/31 (b)	750,000	794,465
3.625%, due 1/20/27	1,950,000	2,201,630
4.10%, due 5/22/23	730,000	788,924
National Australia Bank, Ltd. 2.50%, due 5/22/22	335,000	347,127
PNC Bank N.A. 2.625%, due 2/17/22	335,000	347,049
Royal Bank of Canada 2.75%, due 2/1/22	430,000	446,094
Royal Bank of Scotland Group PLC 3.875%, due 9/12/23	270,000	291,099
State Street Corp. 4.375%, due 3/7/21	450,000	462,291
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	1,780,000	1,782,282
Toronto-Dominion Bank 2.50%, due 12/14/20	570,000	575,679
Truist Financial Corp.
2.05%, due 5/10/21	930,000	941,964
2.75%, due 4/1/22	330,000	342,114
Wells Fargo & Co.
2.55%, due 12/7/20	400,000	403,705
3.00%, due 4/22/26	2,900,000	3,166,806
3.50%, due 3/8/22	455,000	476,572
4.75%, due 12/7/46	650,000	833,051
Westpac Banking Corp. 2.80%, due 1/11/22	570,000	590,938

		48,978,106

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, due 7/15/22	122,000	126,712
4.60%, due 4/15/48	1,665,000	1,949,077
Coca Cola Co. 2.25%, due 9/1/26	390,000	423,755
Constellation Brands, Inc. 3.60%, due 2/15/28	125,000	138,501
Diageo Capital PLC 5.875%, due 9/30/36	293,000	419,122
Keurig Dr. Pepper, Inc. 4.985%, due 5/25/38	90,000	114,620
Molson Coors Beverage Co. 4.20%, due 7/15/46	90,000	87,582
PepsiCo, Inc.
2.75%, due 3/1/23	430,000	456,546
2.85%, due 2/24/26	285,000	314,885
4.45%, due 4/14/46	625,000	835,671

		4,866,471

	Principal Amount	Value
Biotechnology 0.3%
Amgen, Inc.
2.70%, due 5/1/22	$230,000	$237,885
3.125%, due 5/1/25	330,000	362,693
3.375%, due 2/21/50	480,000	535,247
Baxalta, Inc. 3.60%, due 6/23/22	39,000	41,058
Gilead Sciences, Inc.
3.65%, due 3/1/26	565,000	646,741
4.60%, due 9/1/35	230,000	301,810

		2,125,434

Building Materials 0.0%‡
Johnson Controls International PLC 6.00%, due 1/15/36	75,000	94,297

Chemicals 0.3%
DuPont de Nemours, Inc. 4.493%, due 11/15/25	500,000	575,102
Ecolab, Inc. 2.70%, due 11/1/26	285,000	316,370
Mosaic Co. 4.05%, due 11/15/27	530,000	562,850
Nutrien, Ltd. 5.875%, due 12/1/36	285,000	350,030
Sherwin-Williams Co. 3.95%, due 1/15/26	330,000	372,357

		2,176,709

Computers 0.7%
Apple, Inc.
2.15%, due 2/9/22	230,000	236,641
2.90%, due 9/12/27	325,000	364,346
3.35%, due 2/9/27	16,000	18,228
4.25%, due 2/9/47	230,000	303,480
4.50%, due 2/23/36	970,000	1,279,596
Dell International LLC / EMC Corp. (a)
5.45%, due 6/15/23	570,000	623,473
6.02%, due 6/15/26	400,000	458,590
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	230,000	246,222
International Business Machines Corp.
1.875%, due 8/1/22	300,000	308,793
3.45%, due 2/19/26	275,000	310,768
3.50%, due 5/15/29	1,365,000	1,574,440

		5,724,577

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. 2.70%, due 2/2/26	285,000	318,628
Unilever Capital Corp. 3.10%, due 7/30/25	100,000	111,156

		429,784

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 0.6%
American Express Co.
2.50%, due 8/1/22	$400,000	$414,257
3.40%, due 2/27/23	465,000	497,479
Capital One Financial Co. 3.05%, due 3/9/22	740,000	767,953
GE Capital International Funding Co. 3.373%, due 11/15/25	1,875,000	1,967,385
Visa, Inc.
2.80%, due 12/14/22	530,000	559,730
4.30%, due 12/14/45	225,000	297,095

		4,503,899

Electric 1.5%
American Electric Power Co., Inc. 2.15%, due 11/13/20	675,000	679,238
CenterPoint Energy Houston Electric LLC 4.25%, due 2/1/49	325,000	412,622
Commonwealth Edison Co. 3.65%, due 6/15/46	515,000	604,481
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	740,000	1,000,991
DTE Electric Co. 3.375%, due 3/1/25	230,000	255,533
Duke Energy Carolinas LLC
3.875%, due 3/15/46	915,000	1,091,180
4.00%, due 9/30/42	285,000	343,036
Edison International 2.95%, due 3/15/23	230,000	235,341
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	230,000	234,205
Florida Power & Light Co.
2.75%, due 6/1/23	145,000	153,147
3.80%, due 12/15/42	1,050,000	1,264,164
Kentucky Utilities Co. 3.25%, due 11/1/20	335,000	335,798
MidAmerican Energy Co. 3.95%, due 8/1/47	430,000	525,322
National Rural Utilities Cooperative Finance Corp. 2.70%, due 2/15/23	115,000	120,286
Ohio Power Co. Series G 6.60%, due 2/15/33	215,000	299,429
PPL Electric Utilities Corp. 3.95%, due 6/1/47	125,000	151,465
Public Service Electric & Gas Co. 2.70%, due 5/1/50	500,000	517,793
San Diego Gas & Electric Co. 4.15%, due 5/15/48	285,000	344,019
Sempra Energy 3.80%, due 2/1/38	285,000	306,222

	Principal Amount	Value
Electric (continued)
Southern California Edison Co. 4.125%, due 3/1/48	$285,000	$331,452
Southern Co.
2.95%, due 7/1/23	230,000	243,048
4.40%, due 7/1/46	975,000	1,157,034
Virginia Electric & Power Co. 4.00%, due 1/15/43	465,000	553,241
Xcel Energy, Inc. 3.30%, due 6/1/25	955,000	1,049,589

		12,208,636

Environmental Controls 0.1%
Republic Services, Inc. 3.20%, due 3/15/25	330,000	361,561
Waste Management, Inc. 3.15%, due 11/15/27	330,000	369,400

		730,961

Food 0.2%
General Mills, Inc.
3.15%, due 12/15/21	230,000	237,016
4.20%, due 4/17/28	90,000	106,537
Kroger Co. 2.20%, due 5/1/30	750,000	780,057
Sysco Corp. 3.25%, due 7/15/27	330,000	349,172
Tyson Foods, Inc. 5.10%, due 9/28/48	325,000	418,013

		1,890,795

Forest Products & Paper 0.1%
Fibria Overseas Finance, Ltd. 5.50%, due 1/17/27	530,000	571,080
International Paper Co. 3.80%, due 1/15/26	335,000	377,848

		948,928

Gas 0.0%‡
NiSource, Inc. 3.49%, due 5/15/27	285,000	322,299

Health Care—Products 0.3%
Abbott Laboratories
3.75%, due 11/30/26	200,000	232,695
4.90%, due 11/30/46	125,000	179,458
Boston Scientific Corp. 4.70%, due 3/1/49	250,000	318,945
Medtronic, Inc. 4.625%, due 3/15/45	449,000	604,707
Stryker Corp. 3.65%, due 3/7/28	285,000	326,551
Thermo Fisher Scientific, Inc. 2.95%, due 9/19/26	390,000	431,378

		2,093,734

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services 0.6%
Aetna, Inc. 6.625%, due 6/15/36	$285,000	$403,172
Anthem, Inc. 4.375%, due 12/1/47	330,000	410,615
Laboratory Corporation of America Holdings 3.60%, due 2/1/25	330,000	364,080
UnitedHealth Group, Inc.
3.10%, due 3/15/26	650,000	725,390
3.75%, due 7/15/25	1,925,000	2,193,203
4.25%, due 4/15/47	325,000	417,334

		4,513,794

Household Products & Wares 0.1%
Clorox Co. 3.90%, due 5/15/28	285,000	332,868
Kimberly-Clark Corp. 2.75%, due 2/15/26	285,000	312,360

		645,228

Housewares 0.0%‡
Newell Brands, Inc. 4.35%, due 4/1/23	175,000	180,215

Insurance 0.7%
Allstate Corp. 5.35%, due 6/1/33	285,000	395,622
American International Group, Inc. 6.25%, due 5/1/36	450,000	606,951
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	455,000	596,544
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	230,000	262,123
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	515,000	531,802
Metlife, Inc. 3.60%, due 11/13/25	1,815,000	2,067,559
Progressive Corp. 3.75%, due 8/23/21	400,000	415,633
Prudential Financial, Inc.
4.418%, due 3/27/48	175,000	211,427
4.50%, due 11/15/20	430,000	436,570

		5,524,231

Internet 0.2%
Alphabet, Inc. 3.375%, due 2/25/24	400,000	439,793
Amazon.com, Inc. 3.875%, due 8/22/37	1,060,000	1,312,498

		1,752,291

	Principal Amount	Value
Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.30%, due 9/15/35	$335,000	$453,340

Machinery—Diversified 0.0%‡
Deere & Co. 3.90%, due 6/9/42	195,000	243,646

Media 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, due 7/23/25	975,000	1,117,431
5.75%, due 4/1/48	925,000	1,151,485
Comcast Corp.
3.30%, due 4/1/27	825,000	925,213
3.40%, due 7/15/46	1,590,000	1,766,383
Discovery Communications LLC 3.95%, due 3/20/28	450,000	502,852
TWDC Enterprises 18 Corp. 2.35%, due 12/1/22	660,000	687,064
ViacomCBS, Inc. 4.95%, due 1/15/31	750,000	885,652
Walt Disney Co.
3.00%, due 9/15/22	815,000	859,716
3.80%, due 3/22/30	750,000	877,154
6.40%, due 12/15/35	535,000	803,167

		9,576,117

Mining 0.2%
Barrick North America Finance LLC 5.70%, due 5/30/41	125,000	168,032
BHP Billiton Finance USA, Ltd. 3.85%, due 9/30/23	555,000	611,519
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	530,000	599,430

		1,378,981

Miscellaneous—Manufacturing 0.2%
3M Co. 4.00%, due 9/14/48	325,000	402,814
Eaton Corp. 4.00%, due 11/2/32	285,000	337,003
General Electric Co. 4.125%, due 10/9/42	69,000	65,877
Parker-Hannifin Corp.
3.50%, due 9/15/22	315,000	332,067
4.20%, due 11/21/34	90,000	107,807

		1,245,568

Multi-National 1.2%
Asian Development Bank 2.75%, due 3/17/23	1,300,000	1,385,319

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Multi-National (continued)
European Investment Bank
2.25%, due 8/15/22	$2,000,000	$2,084,696
2.375%, due 5/24/27	745,000	831,219
Inter-American Development Bank 1.75%, due 4/14/22	1,190,000	1,220,850
International Bank for Reconstruction & Development
2.00%, due 1/26/22	2,000,000	2,054,055
3.00%, due 9/27/23	1,300,000	1,412,641
Japan Bank for International Cooperation 2.875%, due 6/1/27	776,000	876,553

		9,865,333

Oil & Gas 1.0%
BP Capital Markets America, Inc. 3.588%, due 4/14/27	325,000	359,135
Canadian Natural Resources, Ltd. 6.25%, due 3/15/38	125,000	148,667
Chevron Corp. 3.191%, due 6/24/23	535,000	573,250
ConocoPhillips Co. 5.95%, due 3/15/46	815,000	1,188,077
Devon Energy Corp. 4.75%, due 5/15/42	285,000	249,905
EOG Resources, Inc. 3.90%, due 4/1/35	230,000	268,267
Equinor ASA 5.10%, due 8/17/40	460,000	621,697
Exxon Mobil Corp. 4.114%, due 3/1/46	515,000	619,626
Hess Corp. 7.125%, due 3/15/33	125,000	145,876
Marathon Petroleum Corp. 5.125%, due 3/1/21	1,345,000	1,382,346
Shell International Finance B.V.
2.375%, due 8/21/22	390,000	406,893
3.75%, due 9/12/46	660,000	742,983
Total Capital International S.A. 2.829%, due 1/10/30	1,000,000	1,086,735

		7,793,457

Oil & Gas Services 0.0%‡
Halliburton Co. 3.80%, due 11/15/25	28,000	30,243

Pharmaceuticals 1.8%
AbbVie, Inc.
3.20%, due 11/6/22	565,000	593,686
3.75%, due 11/14/23	95,000	103,258
3.80%, due 3/15/25 (a)	200,000	221,903

	Principal Amount	Value
Pharmaceuticals (continued)
AbbVie, Inc. (continued)
4.70%, due 5/14/45	$1,205,000	$1,514,692
4.75%, due 3/15/45 (a)	100,000	124,275
Allergan Funding SCS
3.80%, due 3/15/25	50,000	53,534
4.75%, due 3/15/45	25,000	28,388
AstraZeneca PLC 6.45%, due 9/15/37	565,000	859,168
Becton Dickinson & Co. 3.70%, due 6/6/27	181,000	202,305
Bristol-Myers Squibb Co.(a)
2.75%, due 2/15/23	25,000	26,359
3.40%, due 7/26/29	1,680,000	1,957,209
3.55%, due 8/15/22	205,000	217,674
3.625%, due 5/15/24	660,000	726,838
Cigna Corp.
3.90%, due 2/15/22 (a)	405,000	425,615
4.125%, due 11/15/25	225,000	258,644
4.90%, due 12/15/48	250,000	329,528
CVS Health Corp.
2.75%, due 12/1/22	430,000	448,672
2.80%, due 7/20/20	400,000	400,360
3.75%, due 4/1/30	1,285,000	1,480,457
4.25%, due 4/1/50	350,000	418,231
Eli Lilly & Co. 3.95%, due 3/15/49	325,000	412,468
GlaxoSmithKline Capital, Inc. 3.875%, due 5/15/28	330,000	388,515
Johnson & Johnson
3.55%, due 3/1/36	400,000	473,179
4.95%, due 5/15/33	325,000	446,730
Merck & Co., Inc. 3.70%, due 2/10/45	285,000	340,371
Mylan, Inc.
4.20%, due 11/29/23	75,000	82,062
5.20%, due 4/15/48	90,000	111,731
Novartis Capital Corp. 4.00%, due 11/20/45	335,000	424,731
Pfizer, Inc.
3.00%, due 6/15/23	205,000	219,816
3.20%, due 9/15/23	25,000	26,965
4.00%, due 12/15/36	565,000	692,733
4.10%, due 9/15/38	95,000	117,940

		14,128,037

Pipelines 1.3%
Enbridge, Inc. 4.50%, due 6/10/44	285,000	324,125
Energy Transfer Operating, L.P. 4.05%, due 3/15/25	3,180,000	3,374,400
Enterprise Products Operating LLC
3.70%, due 2/15/26	525,000	589,996
4.80%, due 2/1/49	450,000	536,755

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	$330,000	$381,301
Kinder Morgan, Inc. 4.30%, due 6/1/25	665,000	746,092
MPLX, L.P. 4.125%, due 3/1/27	980,000	1,043,917
ONEOK, Inc. 3.10%, due 3/15/30	750,000	717,567
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	537,000	570,816
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	230,000	235,106
TransCanada PipeLines, Ltd.
4.875%, due 1/15/26	335,000	393,371
4.875%, due 5/15/48	650,000	806,457
Williams Cos., Inc. 3.35%, due 8/15/22	325,000	338,045

		10,057,948

Real Estate 0.0%‡
Prologis, L.P. 3.75%, due 11/1/25	230,000	264,003

Real Estate Investment Trusts 0.2%
American Tower Corp. 5.00%, due 2/15/24	220,000	250,898
AvalonBay Communities, Inc. 2.90%, due 10/15/26	230,000	248,629
ERP Operating, L.P.
3.25%, due 8/1/27	285,000	316,988
4.625%, due 12/15/21	300,000	314,303
Realty Income Corp. 4.65%, due 3/15/47	175,000	219,199
Simon Property Group, L.P. 4.25%, due 11/30/46	493,000	533,669

		1,883,686

Retail 0.8%
Home Depot, Inc. 4.25%, due 4/1/46	975,000	1,237,967
Lowe’s Cos., Inc. 4.05%, due 5/3/47	460,000	542,203
McDonald’s Corp. 3.375%, due 5/26/25	1,710,000	1,897,312
Starbucks Corp. 2.55%, due 11/15/30	1,000,000	1,048,948
Target Corp. 3.50%, due 7/1/24	325,000	363,009

	Principal Amount	Value
Retail (continued)
Walmart, Inc.
2.85%, due 7/8/24	$300,000	$326,475
3.30%, due 4/22/24	90,000	98,911
4.30%, due 4/22/44	725,000	962,500

		6,477,325

Semiconductors 0.5%
Applied Materials, Inc. 5.10%, due 10/1/35	285,000	397,189
Broadcom, Inc. 4.15%, due 11/15/30 (a)	750,000	815,011
Intel Corp. 3.70%, due 7/29/25	1,660,000	1,886,048
QUALCOMM, Inc. 4.65%, due 5/20/35	285,000	378,821
Texas Instruments, Inc. 2.625%, due 5/15/24	400,000	429,664

		3,906,733

Software 0.9%
Fidelity National Information Services, Inc. 3.50%, due 4/15/23	88,000	94,214
Fiserv, Inc. 4.20%, due 10/1/28	725,000	850,719
Microsoft Corp.
2.40%, due 2/6/22	535,000	552,072
3.30%, due 2/6/27	465,000	532,075
4.25%, due 2/6/47	1,455,000	1,983,630
Oracle Corp.
2.95%, due 5/15/25	2,280,000	2,491,258
4.00%, due 7/15/46	230,000	271,773
5.375%, due 7/15/40	400,000	548,710

		7,324,451

Sovereign 0.1%
Svensk Exportkredit A.B. 2.375%, due 3/9/22	600,000	620,300

Telecommunications 1.4%
AT&T, Inc.
3.60%, due 7/15/25	335,000	372,144
4.25%, due 3/1/27	1,500,000	1,708,713
5.15%, due 11/15/46	1,950,000	2,415,364
Cisco Systems, Inc. 2.95%, due 2/28/26	535,000	602,861
Deutsche Telekom International Finance B.V. 8.75%, due 6/15/30	285,000	445,842
T-Mobile USA, Inc. 3.875%, due 4/15/30 (a)	750,000	834,720
Telefonica Emisiones S.A. 7.045%, due 6/20/36	400,000	580,607

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Verizon Communications, Inc.
4.016%, due 12/3/29	$665,000	$793,065
5.50%, due 3/16/47	1,100,000	1,629,248
Vodafone Group PLC 4.375%, due 5/30/28	1,505,000	1,789,904

		11,172,468

Transportation 1.0%
Burlington Northern Santa Fe LLC 3.25%, due 6/15/27	1,081,000	1,223,017
Canadian National Railway Co. 6.25%, due 8/1/34	285,000	422,849
CSX Corp.
3.35%, due 9/15/49	650,000	714,831
3.70%, due 11/1/23	815,000	894,332
FedEx Corp.
2.625%, due 8/1/22	335,000	348,424
3.20%, due 2/1/25	655,000	709,675
Norfolk Southern Corp.
3.942%, due 11/1/47	716,000	842,540
4.80%, due 8/15/43	40,000	50,688
Union Pacific Corp. 2.75%, due 3/1/26	1,905,000	2,072,875
United Parcel Service, Inc. 3.40%, due 11/15/46	530,000	571,895

		7,851,126

Total Corporate Bonds (Cost $186,332,133)		200,744,433

Foreign Government Bonds 1.6%
Canada 0.3%
Province of Ontario Canada 2.50%, due 4/27/26	1,270,000	1,387,589
Province of Quebec Canada 2.50%, due 4/20/26	850,000	932,235

		2,319,824

Colombia 0.1%
Colombia Government International Bond 6.125%, due 1/18/41	720,000	898,920

Mexico 0.7%
Mexico Government International Bond 4.125%, due 1/21/26	4,755,000	5,135,448

Panama 0.1%
Panama Government International Bond 3.75%, due 3/16/25	975,000	1,054,462

	Principal Amount	Value
Peru 0.2%
Peruvian Government International Bond 7.35%, due 7/21/25	$1,195,000	$1,520,637

Philippines 0.1%
Philippine Government International Bond 5.00%, due 1/13/37	600,000	771,402

Republic of Korea 0.1%
Korea Development Bank 3.25%, due 2/19/24	850,000	918,807

Total Foreign Government Bonds (Cost $11,835,073)		12,619,500

Mortgage-Backed Securities 1.5%
Agency Collateral (Collateralized Mortgage Obligation) 0.6%
Freddie Mac Multifamily Structured Pass Through Certificates Series K094, Class A2 2.903%, due 6/25/29	4,000,000	4,575,772

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.9%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	800,000	927,509
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	100,000	103,256
Series 2018-B1, Class A5 3.666%, due 1/15/51 (c)	800,000	906,092
Series 2018-B6, Class A3 3.995%, due 10/10/51	900,000	1,048,335
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3 3.217%, due 11/10/49 (c)	300,000	318,472
Series 2017-C8, Class A3 3.305%, due 6/15/50	200,000	217,424
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4 3.465%, due 9/15/50	300,000	336,038
Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	332,498
CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A5 3.446%, due 9/15/50	300,000	330,962
GS Mortgage Securities Trust
Series 2016-GS3, Class A4 2.85%, due 10/10/49	300,000	320,151

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Trust (continued)
Series 2014-GC22, Class A5 3.862%, due 6/10/47	$300,000	$324,407
Series 2018-GS9, Class A4 3.992%, due 3/10/51 (c)	800,000	913,213
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	308,449
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	575,503
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, due 9/15/48	300,000	325,849
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	203,706

		7,491,864

Total Mortgage-Backed Securities (Cost $11,320,860)		12,067,636

U.S. Government & Federal Agencies 65.7%
Federal Home Loan Bank 0.3%
3.25%, due 11/16/28	2,200,000	2,621,796

Federal Home Loan Mortgage Corporation 0.1%
1.875%, due 11/17/20	400,000	402,573
2.375%, due 1/13/22	500,000	516,669

		919,242

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.4%
2.50%, due 10/1/31	60,291	63,887
2.50%, due 2/1/32	323,178	338,823
2.50%, due 2/1/33	403,881	423,940
2.50%, due 4/1/33	519,822	545,654
2.50%, due 6/1/33	79,115	82,913
2.50%, due 7/1/33	199,415	209,045
2.50%, due 5/1/50	5,976,491	6,282,544
3.00%, due 9/1/27	181,235	190,648
3.00%, due 4/1/32	229,712	241,760
3.00%, due 6/1/32	61,246	64,461
3.00%, due 9/1/32	29,903	31,449
3.00%, due 10/1/32	132,702	139,503
3.00%, due 5/1/33	199,589	209,884
3.00%, due 9/1/33	214,703	225,638
3.00%, due 9/1/36	131,818	141,324
3.00%, due 11/1/37	128,503	136,021

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 12/1/37	$206,260	$217,441
3.00%, due 9/1/46	999,335	1,058,853
3.00%, due 12/1/46	68,561	72,469
3.00%, due 2/1/47	73,834	78,100
3.00%, due 3/1/47	333,297	352,297
3.00%, due 4/1/47	97,461	102,886
3.00%, due 1/1/48	833,923	879,127
3.00%, due 2/1/48	528,219	556,962
3.00%, due 3/1/48	454,084	478,699
3.00%, due 4/1/48	675,297	727,444
3.00%, due 6/1/48	715,555	754,589
3.50%, due 12/1/25	41,433	43,543
3.50%, due 5/1/33	180,280	189,796
3.50%, due 9/1/33	53,541	56,254
3.50%, due 2/1/37	174,387	185,082
3.50%, due 1/1/38	208,110	220,819
3.50%, due 6/1/43	197,873	215,245
3.50%, due 9/1/44	188,911	206,498
3.50%, due 8/1/45	388,842	415,486
3.50%, due 8/1/46	532,102	568,034
3.50%, due 8/1/47	62,771	66,259
3.50%, due 9/1/47	145,099	153,099
3.50%, due 11/1/47	285,636	301,663
3.50%, due 12/1/47	658,585	695,692
3.50%, due 12/1/47	5,302,820	5,599,955
3.50%, due 1/1/48	65,633	69,412
3.50%, due 3/1/48	821,225	869,204
3.50%, due 5/1/48	282,165	298,426
3.50%, due 6/1/48	576,906	609,862
3.50%, due 8/1/48	426,559	448,292
3.50%, due 9/1/48	488,320	514,762
3.50%, due 11/1/48	174,085	183,004
3.50%, due 12/1/48	450,084	475,000
4.00%, due 4/1/46	415,851	448,317
4.00%, due 5/1/46	142,572	153,912
4.00%, due 4/1/47	120,893	129,313
4.00%, due 6/1/47	319,998	341,298
4.00%, due 8/1/47	588,113	627,784
4.00%, due 10/1/47	141,100	150,148
4.00%, due 12/1/47	376,760	401,146
4.00%, due 1/1/48	122,840	131,079
4.00%, due 5/1/48	214,271	227,949
4.00%, due 9/1/48	820,113	868,306
4.00%, due 12/1/48	458,972	486,124
4.50%, due 5/1/38	110,994	120,450
4.50%, due 9/1/46	26,220	28,520
4.50%, due 9/1/46	57,484	62,611
4.50%, due 10/1/46	208,960	227,599
4.50%, due 2/1/47	46,352	50,372
4.50%, due 11/1/47	60,444	65,281

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 2/1/48	$114,814	$123,645
4.50%, due 4/1/48	162,093	174,450
4.50%, due 6/1/48	99,817	107,285
4.50%, due 7/1/48	353,804	380,619
4.50%, due 8/1/48	352,865	379,655
4.50%, due 1/1/49	521,988	560,774
5.00%, due 9/1/38	65,786	75,410
5.00%, due 11/1/41	112,253	128,823
5.00%, due 3/1/47	233,058	255,398
5.00%, due 9/1/48	360,549	394,525
5.00%, due 1/1/49	214,629	234,777
5.50%, due 1/1/29	67,753	74,491
5.50%, due 7/1/38	112,066	128,098

		34,529,907

Federal National Mortgage Association 0.4%
1.375%, due 9/6/22	725,000	743,008
1.875%, due 4/5/22	300,000	308,855
1.875%, due 9/24/26	1,650,000	1,775,927
2.875%, due 10/30/20	650,000	655,803

		3,483,593

Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.6%
2.50%, due 10/1/27	201,912	211,710
2.50%, due 4/1/30	170,964	179,241
2.50%, due 10/1/31	313,602	329,136
2.50%, due 2/1/32	261,917	274,878
2.50%, due 2/1/32	251,671	264,139
2.50%, due 8/1/32	466,388	494,204
2.50%, due 3/1/33	313,026	332,810
2.50%, due 6/1/33	288,477	302,232
2.50%, due 2/1/35 TBA (d)	7,000,000	7,328,672
2.50%, due 4/1/46	63,852	67,124
2.50%, due 10/1/46	168,646	178,391
2.50%, due 2/1/50 TBA (d)	4,500,000	4,691,250
3.00%, due 4/1/25	61,451	64,566
3.00%, due 11/1/31	205,912	216,684
3.00%, due 1/1/32	278,778	293,058
3.00%, due 6/1/32	169,690	178,306
3.00%, due 1/1/33	156,858	164,966
3.00%, due 2/1/33	233,249	247,519
3.00%, due 4/1/33	358,737	377,195
3.00%, due 5/1/33	399,641	420,544
3.00%, due 9/1/33	97,363	102,298
3.00%, due 9/1/34	1,877,091	1,972,240
3.00%, due 2/1/37	202,847	217,028
3.00%, due 1/1/38	614,603	647,744
3.00%, due 9/1/42	1,208,826	1,294,828
3.00%, due 3/1/43	7,925,123	8,491,540

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 12/1/43	$932,376	$997,248
3.00%, due 10/1/44	787,329	843,089
3.00%, due 10/1/46	167,251	176,992
3.00%, due 12/1/46	1,600,103	1,693,288
3.00%, due 2/1/47	245,616	259,769
3.00%, due 8/1/47	920,816	994,853
3.00%, due 10/1/47	789,786	853,287
3.00%, due 11/1/47	191,526	202,117
3.00%, due 6/1/48	154,580	162,915
3.00%, due 9/1/49	2,419,441	2,549,905
3.00%, due 12/1/49 TBA (d)	11,000,000	11,585,234
3.00%, due 3/1/50	5,413,538	5,727,056
3.50%, due 7/1/21	12,625	13,258
3.50%, due 3/1/22	33,200	34,867
3.50%, due 5/1/26	48,278	50,761
3.50%, due 11/1/31	53,418	56,460
3.50%, due 5/1/33	123,507	130,353
3.50%, due 6/1/33	229,539	241,265
3.50%, due 7/1/33	111,798	117,503
3.50%, due 9/1/33	155,669	163,629
3.50%, due 5/1/45	855,348	938,607
3.50%, due 9/1/45	117,613	125,037
3.50%, due 12/1/45	281,743	299,498
3.50%, due 12/1/45	474,590	513,336
3.50%, due 1/1/46	288,413	316,521
3.50%, due 1/1/46	280,485	301,543
3.50%, due 4/1/46	126,340	134,235
3.50%, due 9/1/46	519,972	568,435
3.50%, due 10/1/46	283,400	301,058
3.50%, due 10/1/46	139,294	147,835
3.50%, due 1/1/47	257,318	273,061
3.50%, due 7/1/47	272,749	294,982
3.50%, due 7/1/47	69,061	73,088
3.50%, due 10/1/47	249,601	262,384
3.50%, due 11/1/47	716,339	758,778
3.50%, due 11/1/47	911,806	963,431
3.50%, due 11/1/47	345,580	365,580
3.50%, due 12/1/47	65,641	69,315
3.50%, due 3/1/48	6,163,188	6,504,521
3.50%, due 8/1/48	529,366	556,534
3.50%, due 9/1/48	641,425	674,062
3.50%, due 2/1/49	1,264,955	1,329,184
3.50%, due 4/1/49 TBA (d)	8,000,000	8,414,062
3.50%, due 9/1/49	5,241,773	5,509,155
4.00%, due 5/1/24	71,407	75,521
4.00%, due 11/1/29	175,486	185,623
4.00%, due 2/1/37	48,425	52,061
4.00%, due 8/1/38	457,913	488,996
4.00%, due 8/1/44	260,527	285,957
4.00%, due 2/1/45	293,927	320,011

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 9/1/45	$58,086	$62,872
4.00%, due 5/1/46	252,868	270,751
4.00%, due 9/1/46	99,226	107,178
4.00%, due 9/1/46	114,887	123,200
4.00%, due 2/1/47	43,201	46,263
4.00%, due 4/1/47	25,668	27,391
4.00%, due 5/1/47	186,627	198,658
4.00%, due 5/1/47	190,439	203,398
4.00%, due 6/1/47	591,683	630,796
4.00%, due 9/1/47	4,807,602	5,116,719
4.00%, due 10/1/47	64,704	69,021
4.00%, due 11/1/47	62,223	66,380
4.00%, due 12/1/47	160,101	169,846
4.00%, due 1/1/48	413,989	439,305
4.00%, due 1/1/48	62,339	66,548
4.00%, due 1/1/48	351,918	374,567
4.00%, due 2/1/48	184,515	195,982
4.00%, due 6/1/48	813,931	863,754
4.00%, due 7/1/48	885,004	936,918
4.00%, due 7/1/48	225,204	238,452
4.00%, due 7/1/48	564,774	598,330
4.00%, due 8/1/48	151,390	160,272
4.00%, due 8/1/48	3,111,440	3,293,572
4.00%, due 9/1/48	552,954	586,327
4.00%, due 9/1/48	148,794	157,522
4.00%, due 10/1/48	103,598	109,678
4.00%, due 11/1/48	259,695	275,095
4.00%, due 1/1/49	197,596	209,319
4.00%, due 9/1/49	3,157,359	3,344,862
4.50%, due 7/1/46	56,715	61,433
4.50%, due 12/1/46	59,287	64,552
4.50%, due 4/1/47	428,214	464,882
4.50%, due 5/1/47	26,645	28,851
4.50%, due 7/1/47	355,380	381,974
4.50%, due 7/1/47	87,582	94,833
4.50%, due 8/1/47	22,951	24,827
4.50%, due 2/1/48	346,482	373,257
4.50%, due 4/1/48	114,415	123,064
4.50%, due 4/1/48	89,261	95,978
4.50%, due 4/1/48	41,525	44,655
4.50%, due 5/1/48	297,383	320,077
4.50%, due 6/1/48	159,561	171,660
4.50%, due 8/1/48	306,746	330,299
4.50%, due 10/1/48	106,995	114,927
4.50%, due 4/1/49	3,090,755	3,319,767
4.50%, due 9/1/49	1,439,654	1,546,729
5.00%, due 8/1/31	164,555	179,392
5.00%, due 6/1/39	163,641	187,211
5.00%, due 6/1/40	36,311	41,731

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/47	$123,649	$135,454
5.00%, due 1/1/48	216,695	237,876
5.00%, due 4/1/48	57,919	63,569
5.00%, due 5/1/48	165,891	181,365
5.00%, due 9/1/48	139,528	153,518
5.50%, due 8/1/27	64,123	70,640
5.50%, due 6/1/36	97,667	111,862
5.50%, due 5/1/44	101,369	116,318
5.50%, due 9/1/48	380,249	419,058

		115,701,298

Government National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
2.50%, due 4/20/47	75,056	79,551
2.50%, due 12/1/49 TBA (d)	2,500,000	2,631,641
3.00%, due 6/15/45	44,296	46,871
3.00%, due 10/15/45	30,098	31,822
3.00%, due 11/20/45	743,522	792,444
3.00%, due 8/20/46	280,110	298,098
3.00%, due 9/20/46	148,203	157,591
3.00%, due 10/20/46	918,258	976,990
3.00%, due 1/20/47	1,038,736	1,104,012
3.00%, due 5/20/47	177,119	188,225
3.00%, due 12/20/47	599,127	635,789
3.00%, due 2/20/48	679,155	720,614
3.00%, due 3/20/48	803,504	852,554
3.00%, due 5/15/48	177,672	187,890
3.00%, due 12/1/49 TBA (d)	12,700,000	13,455,551
3.50%, due 11/20/42	273,592	291,782
3.50%, due 9/20/44	392,967	421,234
3.50%, due 3/15/45	27,773	29,333
3.50%, due 4/15/45	47,955	50,699
3.50%, due 7/20/45	1,037,196	1,110,577
3.50%, due 11/20/45	473,847	507,334
3.50%, due 7/20/46	53,360	57,091
3.50%, due 10/20/46	54,063	57,928
3.50%, due 11/20/46	665,815	712,098
3.50%, due 1/20/47	768,272	817,070
3.50%, due 5/20/47	623,037	664,478
3.50%, due 9/20/47	665,535	708,265
3.50%, due 10/20/47	1,182,915	1,258,277
3.50%, due 12/20/47	579,682	616,010
3.50%, due 5/15/48	91,597	96,454
3.50%, due 7/20/48	316,982	336,894
3.50%, due 9/20/48	355,671	377,145
3.50%, due 10/20/48	363,965	385,886
3.50%, due 4/20/49	2,089,698	2,207,142
3.50%, due 6/1/49 TBA (d)	9,000,000	9,496,758
3.50%, due 7/20/49	2,475,333	2,614,450
4.00%, due 8/15/46	80,850	86,375
4.00%, due 12/20/46	43,379	46,693

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 1/20/47	$357,416	$385,588
4.00%, due 2/20/47	93,620	100,687
4.00%, due 3/20/47	72,192	77,558
4.00%, due 4/20/47	158,634	170,883
4.00%, due 5/20/47	132,957	142,869
4.00%, due 7/20/47	53,835	57,907
4.00%, due 11/15/47	164,554	174,248
4.00%, due 11/20/47	651,020	699,368
4.00%, due 12/20/47	142,479	152,624
4.00%, due 4/20/48	604,832	644,222
4.00%, due 5/20/48	259,543	277,572
4.00%, due 6/20/48	107,155	114,570
4.00%, due 8/20/48	703,806	750,195
4.00%, due 9/20/48	373,098	398,636
4.00%, due 3/20/49	105,016	111,385
4.00%, due 7/15/49	369,436	391,200
4.00%, due 7/20/49	2,704,469	2,866,012
4.50%, due 8/15/46	71,257	78,336
4.50%, due 8/20/46	133,741	146,569
4.50%, due 2/15/47	24,404	26,809
4.50%, due 4/15/47	48,383	53,551
4.50%, due 4/20/47	137,831	150,579
4.50%, due 8/15/47	259,161	285,514
4.50%, due 8/15/47	359,494	396,441
4.50%, due 11/20/47	132,520	144,484
4.50%, due 1/20/48	323,756	348,733
4.50%, due 3/20/48	143,735	154,332
4.50%, due 5/20/48	136,906	147,755
4.50%, due 6/20/48	233,275	251,583
4.50%, due 8/20/48	428,527	458,671
5.00%, due 8/20/45	151,728	168,917
5.00%, due 11/20/46	91,632	103,360
5.00%, due 4/15/47	45,546	51,099
5.00%, due 11/20/47	117,709	130,163
5.00%, due 12/15/47	55,414	60,665
5.00%, due 3/20/48	82,338	90,212
5.00%, due 6/20/48	188,892	205,808

		56,078,721

United States Treasury Bonds 7.5%
2.00%, due 2/15/50	5,175,000	5,926,588
2.25%, due 8/15/49	1,375,000	1,653,599
2.375%, due 11/15/49	6,310,000	7,793,836
2.75%, due 8/15/47	1,035,000	1,352,333
2.75%, due 11/15/47	300,000	392,508
2.875%, due 5/15/43	1,950,000	2,547,416
2.875%, due 11/15/46	140,000	186,178
2.875%, due 5/15/49	3,500,000	4,735,117
3.00%, due 2/15/47	815,000	1,110,246

	Principal Amount	Value
United States Treasury Bonds (continued)
3.00%, due 5/15/47	$1,175,000	$1,601,580
3.00%, due 2/15/48	5,950,000	8,145,225
3.00%, due 8/15/48	2,790,000	3,836,904
3.00%, due 2/15/49	2,145,000	2,961,441
3.125%, due 5/15/48	7,900,000	11,071,727
3.375%, due 11/15/48	1,550,000	2,277,652
3.625%, due 2/15/44	150,000	219,568
4.50%, due 2/15/36	1,900,000	2,908,484
4.625%, due 2/15/40	750,000	1,216,318

		59,936,720

United States Treasury Notes 31.3%
0.125%, due 4/30/22	3,000,000	2,997,656
0.125%, due 6/30/22	22,300,000	22,286,062
0.125%, due 5/15/23	9,500,000	9,485,898
0.25%, due 4/15/23	850,000	851,793
0.25%, due 6/15/23	15,450,000	15,482,590
0.25%, due 5/31/25	3,850,000	3,845,338
0.25%, due 6/30/25	4,000,000	3,992,188
0.375%, due 3/31/22	5,000,000	5,017,773
0.375%, due 4/30/25	12,025,000	12,079,488
0.50%, due 4/30/27	1,300,000	1,301,930
0.50%, due 5/31/27	3,050,000	3,053,098
0.50%, due 6/30/27	4,650,000	4,653,814
0.625%, due 5/15/30	6,825,000	6,806,071
1.375%, due 9/15/20	775,000	776,911
1.50%, due 7/15/20	460,000	460,235
1.50%, due 8/15/22	9,275,000	9,537,309
1.50%, due 9/15/22	3,400,000	3,500,141
1.50%, due 10/31/24	3,100,000	3,267,715
1.50%, due 1/31/27	2,400,000	2,562,281
1.50%, due 2/15/30	200,000	216,203
1.625%, due 10/15/20	2,450,000	2,460,172
1.625%, due 8/31/22	700,000	721,984
1.625%, due 11/15/22	8,000,000	8,275,000
1.625%, due 10/31/26	900,000	966,691
1.625%, due 8/15/29	4,150,000	4,528,201
1.75%, due 11/15/20	950,000	955,455
1.75%, due 7/31/21	4,273,600	4,346,385
1.75%, due 6/15/22	900,000	927,844
1.75%, due 6/30/22	1,925,000	1,985,607
1.75%, due 7/15/22	2,000,000	2,064,297
1.75%, due 6/30/24	2,875,000	3,049,634
1.75%, due 7/31/24	14,650,000	15,555,897
1.75%, due 11/15/29	5,600,000	6,182,750
1.875%, due 12/15/20	1,875,000	1,889,502
1.875%, due 9/30/22	950,000	986,367
1.875%, due 8/31/24	650,000	694,307
2.00%, due 4/30/24	4,035,000	4,309,884
2.00%, due 5/31/24	1,400,000	1,497,125
2.125%, due 7/31/24	150,000	161,537

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.125%, due 5/31/26	$5,645,000	$6,216,336
2.25%, due 2/15/21	3,000,000	3,038,672
2.375%, due 3/15/21	150,000	152,314
2.375%, due 4/30/26	200,000	222,969
2.375%, due 5/15/29	2,125,000	2,452,383
2.50%, due 2/15/22	17,450,000	18,105,738
2.50%, due 3/31/23	100,000	106,363
2.625%, due 7/31/20	55,000	55,111
2.625%, due 6/15/21	925,000	946,607
2.625%, due 7/15/21	4,965,000	5,090,871
2.625%, due 6/30/23	1,900,000	2,038,789
2.625%, due 12/31/23	150,000	162,680
2.75%, due 9/30/20	775,000	779,948
2.75%, due 8/15/21	3,700,000	3,806,230
2.75%, due 9/15/21	2,300,000	2,371,336
2.75%, due 4/30/23	5,425,000	5,818,312
2.75%, due 5/31/23	1,700,000	1,826,969
2.75%, due 7/31/23	4,675,000	5,043,521
2.75%, due 8/31/23	4,000,000	4,323,438
2.75%, due 6/30/25	275,000	308,451
2.875%, due 11/15/21	375,000	388,843
2.875%, due 9/30/23	2,875,000	3,124,766
2.875%, due 10/31/23	5,300,000	5,772,031
2.875%, due 11/30/23	600,000	654,539
2.875%, due 5/31/25	300,000	337,840
2.875%, due 7/31/25	1,425,000	1,609,304

		248,487,494

Total U.S. Government & Federal Agencies (Cost $496,921,982)		521,758,771

Total Long-Term Bonds (Cost $708,283,227)		749,091,838

	Shares
Exchange-Traded Funds 4.5%
iShares Intermediate-Term Corporate Bond ETF	197,918	11,950,289
iShares Long-Term Corporate Bond ETF	297,696	20,850,628
iShares Short-Term Corporate Bond ETF	54,601	2,987,221

Total Exchange-Traded Funds (Cost $34,068,846)		35,788,138

	Principal Amount	Value
Short-Term Investments 8.0%
Commercial Paper 2.5%
NSTAR Electric Co. 0.051%, due 7/1/20 (e)	$20,000,000	$20,000,000

Total Commercial Paper (Cost $20,000,000)		20,000,000

Repurchase Agreement 0.6%
RBC Capital Markets 0.07%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $4,328,008 (Collateralized by a United States Treasury Note with rates between 0.50% and 1.63% and maturity dates between 4/30/27 and 10/31/26, with a Principal Amount of $4,241,700 and a Market Value of $4,414,620)	4,328,000	4,328,000

Total Repurchase Agreement (Cost $4,328,000)		4,328,000

U.S. Government & Federal Agencies 4.9%
United States Treasury Bills 0.068%, due 7/2/20 (e)	$39,000,000	38,999,927

Total U.S. Government & Federal Agencies (Cost $38,999,927)		38,999,927

Total Short-Term Investments (Cost $63,327,927)		63,327,927

Total Investments (Cost $805,680,000)	106.8%	848,207,903
Other Assets, Less Liabilities	(6.8)	(53,640,784)
Net Assets	100.0%	$794,567,119

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.

(d)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2020, the total net market value of these securities was $57,603,168, which represented 7.2% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(e)	Interest rate shown represents yield to maturity.

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
5-Year United States Treasury Note	152	September 2020	$19,082,082	$19,112,813	$30,731
10-Year United States Treasury Note	96	September 2020	13,338,357	13,360,500	22,143
10-Year United States Treasury Ultra Note	54	September 2020	8,490,588	8,504,156	13,568
United States Treasury Ultra Bond	14	September 2020	3,042,057	3,054,187	12,130

Total Long Contracts					78,572

Short Contracts
2-Year United States Treasury Note	(62)	September 2020	(13,689,373)	(13,691,344)	(1,971)
United States Treasury Long Bond	(4)	September 2020	(715,586)	(714,250)	1,336

Total Short Contracts					(635)

Net Unrealized Appreciation					$77,937

1.	As of June 30, 2020, cash in the amount of $552,450 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,901,498	$—	$1,901,498
Corporate Bonds	—	200,744,433	—	200,744,433
Foreign Government Bonds	—	12,619,500	—	12,619,500
Mortgage-Backed Securities	—	12,067,636	—	12,067,636
U.S. Government & Federal Agencies	—	521,758,771	—	521,758,771

Total Long-Term Bonds	—	749,091,838	—	749,091,838

Exchange-Traded Funds	35,788,138	—	—	35,788,138
Short-Term Investments
Commercial Paper	—	20,000,000	—	20,000,000
Repurchase Agreement	—	4,328,000	—	4,328,000
U.S. Government & Federal Agencies	—	38,999,927	—	38,999,927

Total Short-Term Investments	—	63,327,927	—	63,327,927

Total Investments in Securities	35,788,138	812,419,765	—	848,207,903

Other Financial Instruments
Futures Contracts (b)	79,908	—	—	79,908

Total Investments in Securities and Other Financial Instruments	$35,868,046	$812,419,765	$—	$848,287,811

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(1,971)	$—	$—	$(1,971)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in securities, at value (identified cost $805,680,000)	$848,207,903
Cash collateral on deposit at broker for futures contracts	552,450
Cash	605
Receivables:
Interest	3,677,155
Portfolio shares sold	1,528,265
Other assets	5,320

Total assets	853,971,698

Liabilities
Payables:
Investment securities purchased	58,796,615
Portfolio shares redeemed	195,782
Variation margin on futures contracts	181,290
Manager (See Note 3)	157,671
NYLIFE Distributors (See Note 3)	34,358
Professional fees	28,250
Custodian	10,004
Trustees	609

Total liabilities	59,404,579

Net assets	$794,567,119

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$70,383
Additional paid-in capital	727,813,598

727,883,981
Total distributable earnings (loss)	66,683,138

Net assets	$794,567,119

Initial Class
Net assets applicable to outstanding shares	$620,141,829

Shares of beneficial interest outstanding	54,857,867

Net asset value per share outstanding	$11.30

Service Class
Net assets applicable to outstanding shares	$174,425,290

Shares of beneficial interest outstanding	15,524,951

Net asset value per share outstanding	$11.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,917,641
Dividends	340,460
Securities lending	10,396
Other	1,879

Total income	7,270,376

Expenses
Manager (See Note 3)	789,271
Distribution/Service—Service Class (See Note 3)	182,995
Professional fees	50,284
Custodian	22,371
Shareholder communication	14,184
Trustees	6,925
Miscellaneous	10,858

Total expenses	1,076,888

Net investment income (loss)	6,193,488

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	4,460,826
Futures transactions	1,671,388

Net realized gain (loss) on investments and futures transactions	6,132,214

Net change in unrealized appreciation (depreciation) on:
Investments	25,039,687
Futures contracts	167,063

Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,206,750

Net realized and unrealized gain (loss) on investments and futures transactions	31,338,964

Net increase (decrease) in net assets resulting from operations	$37,532,452

24	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,193,488	$11,583,504
Net realized gain (loss) on investments and futures transactions	6,132,214	2,399,666
Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,206,750	18,694,074

Net increase (decrease) in net assets resulting from operations	37,532,452	32,677,244

Capital share transactions:
Net proceeds from sale of shares	320,266,266	211,348,070
Cost of shares redeemed	(101,944,688)	(104,416,966)

Increase (decrease) in net assets derived from capital share transactions	218,321,578	106,931,104

Net increase (decrease) in net assets	255,854,030	139,608,348

Net Assets
Beginning of period	538,713,089	399,104,741

End of period	$794,567,119	$538,713,089

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			May 1, 2017^ through December 31,

Initial Class	2020*		2019		2018	2017

Net asset value at beginning of period	$10.62		$9.80		$10.04	$10.00

Net investment income (loss) (a)	0.11		0.27		0.26	0.13

Net realized and unrealized gain (loss) on investments	0.57		0.55		(0.33)	0.01

Total from investment operations	0.68		0.82		(0.07)	0.14

Less distributions:

From net investment income	—		—		(0.17)	(0.10)

From net realized gain on investments	—		—		—	(0.00	)‡

Total distributions	—		—		(0.17)	(0.10)

Net asset value at end of period	$11.30		$10.62		$9.80	$10.04

Total investment return (b)	6.40	%(c)	8.37	%(c)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.02	%††	2.66%		2.67%	1.92	%††

Net expenses (d)	0.28	%††	0.30%		0.31%	0.37	%††

Portfolio turnover rate (e)	60%		65%		143%	104	%(f)

Net assets at end of period (in 000’s)	$620,142		$422,163		$362,545	$140,759

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)

The portfolio turnover rate not including mortgage dollar rolls were 46%, 57%, 104% and 59% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018 and for the period ended December 31, 2017, respectively.

(f)	Portfolio turnover rate is not annualized.

26	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,			May 1, 2017^ through December 31,

Service Class	2020*		2019		2018	2017

Net asset value at beginning of period	$10.56		$9.78		$10.03	$10.00

Net investment income (loss) (a)	0.10		0.24		0.24	0.12

Net realized and unrealized gain (loss) on investments	0.58		0.54		(0.33)	0.00	‡

Total from investment operations	0.68		0.78		(0.09)	0.12

Less distributions:

From net investment income	—		—		(0.16)	(0.09)

From net realized gain on investments	—		—		—	(0.00	)‡

Total distributions	—		—		(0.16)	(0.09)

Net asset value at end of period	$11.24		$10.56		$9.78	$10.03

Total investment return (b)	6.44	%(c)	7.98	%(c)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.77	%††	2.36%		2.48%	1.70	%††

Net expenses (d)	0.53	%††	0.55%		0.56%	0.62	%††

Portfolio turnover rate (e)	60%		65%		143%	104	%(f)

Net assets at end of period (in 000’s)	$174,425		$116,550		$36,560	$3,424

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)

The portfolio turnover rate not including mortgage dollar rolls were 46%, 57%, 104% and 59% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018 and for the period ended December 31, 2017, respectively.

(f)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2017. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

28	MainStay VP Indexed Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method

29

Notes to Financial Statements (Unaudited) (continued)

involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of

30	MainStay VP Indexed Bond Portfolio

default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2020, are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of

31

Notes to Financial Statements (Unaudited) (continued)

mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$79,908	$79,908

Total Fair Value		$79,908	$79,908

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(1,971)	$(1,971)

Total Fair Value		$(1,971)	$(1,971)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

32	MainStay VP Indexed Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$1,671,388	$1,671,388

Total Realized Gain (Loss)		$1,671,388	$1,671,388

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$167,063	$167,063

Total Change in Unrealized Appreciation (Depreciation)		$167,063	$167,063

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$41,219,168	$41,219,168
Futures Contracts Short	$(12,562,220)	$(12,562,220)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.25%.

Effective May 1, 2020 New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $789,271 and paid the Subadvisor in the amount of $394,636.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$807,283,011	$42,840,092	$(1,915,200)	$40,924,892

33

Notes to Financial Statements (Unaudited) (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $496,593 and $361,937, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $99,105 and $12,861, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	22,361,374	$247,649,250
Shares redeemed	(7,268,763)	(78,536,488)

Net increase (decrease)	15,092,611	$169,112,762

Year ended December 31, 2019:
Shares sold	12,165,666	$128,158,050
Shares redeemed	(9,387,047)	(96,122,384)

Net increase (decrease)	2,778,619	$32,035,666

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	6,622,662	$72,617,016
Shares redeemed	(2,130,123)	(23,408,200)

Net increase (decrease)	4,492,539	$49,208,816

Year ended December 31, 2019:
Shares sold	8,101,264	$83,190,020
Shares redeemed	(807,716)	(8,294,582)

Net increase (decrease)	7,293,548	$74,895,438

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

34	MainStay VP Indexed Bond Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.
In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

36	MainStay VP Indexed Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781627	MSVPIN10-08/20 (NYLIAC) NI555

MainStay VP Janus Henderson

Balanced Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	–0.24%	8.53%	8.80%	9.37%	0.58%
Service Class Shares	2/17/2012	–0.36	8.26	8.53	9.10	0.83

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

S&P 500® Index[3]	–3.08%	7.51%	10.73%	12.66%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	6.14	8.74	4.30	3.45
Janus Balanced Composite Index[5]	1.46	8.66	8.10	8.65
Morningstar Allocation—50% to 70% Equity Category Average[6]	–3.58	2.30	5.22	6.29

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$997.60	$2.88	$1,021.98	$2.92	0.58%

Service Class Shares	$1,000.00	$996.40	$4.12	$1,020.74	$4.17	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2020 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–6.00%, due 12/1/24–6/1/57

2.	Microsoft Corp.

3.	Apple, Inc.

4.	Mastercard, Inc.

5.	United States Treasury Bonds, 1.125%–2.75%, due 5/15/40–2/15/50
6.	Alphabet, Inc., Class C

7.	Amazon.com, Inc.

8.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.00%–6.00%, due 5/1/31–5/1/50

9.	Adobe, Inc.

10.	UnitedHealth Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Greg Wilensky and Michael Keough of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP Janus Henderson Balanced Portfolio returned –0.24% for Initial Class shares and –0.36% for Service Class shares. Over the same period, both share classes outperformed the –3.08% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and underperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2020, both share classes underperformed the 1.46% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and outperformed the –3.58% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

During the reporting period, were there any liquidity events that materially impacted the Portfolio’s performance?

While liquidity across multiple asset classes was challenged at times during the pandemic-related broad market sell-off that occurred during the first quarter of 2020, aggressive support of financial markets and corporations by the U.S. Federal Reserve (“Fed”) contributed to a rapid improvement in market conditions—particularly in fixed-income markets—by late March and throughout the second quarter. Improved liquidity in the U.S. Treasury market and an opening of capital markets for corporations resulted in a record of over $1 trillion in debt issued by investment-grade companies in the first half of 2020.

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

In the first half of the reporting period, the exogenous shock of the COVID-19 pandemic ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Staggering levels of monetary and fiscal stimulus provided a backstop that bolstered investor confidence by late March and throughout the latter half of the reporting period.

What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?

The Portfolio’s outperformance of the S&P 500® Index was driven by its allocation to fixed-income securities at a time when most equities generated negative returns and broadly underperformed the U.S. fixed-income market.

Heading into March’s precipitous decline in risk markets, we had been trimming the Portfolio’s equity exposure—particularly in travel and leisure, energy, and rate-sensitive financials—and adopting a more defensive stance among the Portfolio’s fixed-income holdings. The Portfolio’s equity weighting, which began the reporting period at 62%, was cut to 48% by the end of March.

Robust monetary and fiscal stimulus and initial progress in containing the virus led us to increase the Portfolio’s equity exposure in late March and during the second half of the reporting period. We sought to take advantage of what we viewed as attractive equity valuations after the March sell-off to increase the Portfolio’s exposure to companies we expected to play a larger role in the post-pandemic economy. Similarly, among fixed-income holdings, we sought to take advantage of the most attractive corporate valuations we had seen in some time, adding at first to more defensive-business models near the middle of the reporting period, but eventually increasing our focus on more challenged and in some cases cyclical names that we believed could navigate a period of extreme economic uncertainty. The Portfolio ended the reporting period with an allocation of approximately 58% of asset to stocks, 41% to fixed-income instruments and a small portion in cash.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio and which sectors were particularly weak?

Supported by favorable stock selection and overweight exposure, the information technology sector provided the strongest positive contribution to the performance of the equity portion of the Portfolio relative to the S&P 500® Index. (Contributions take weightings and total returns into account.) Financials made the second-strongest positive sector contribution to relative performance due to stock selection and an underweight position earlier in the reporting period when the sector was lagging (the Portfolio ended the reporting period with modestly overweight exposure to financials). Underweight exposure to energy made it the third-strongest contributing sector; as of June 30, 2020, the Portfolio held zero exposure to the energy sector.

Stock selection made industrials the weakest contributing sector, the consumer discretionary sector the second-weakest contributing sector and materials the third-weakest contributing sector relative to the S&P 500® Index.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

Software developer Microsoft was the strongest positive contributor to absolute performance in the equity portion of the

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Janus Henderson Balanced Portfolio

Portfolio. The COVID-19 pandemic radically accelerated the digital transformation of our economy and society, and companies offering products and services relevant to this shift in technology and capital spending continued to be rewarded by the market. In this environment, Microsoft’s Azure cloud platform and its subscription-based Office 365 suite experienced robust and growing demand.

E-commerce cloud computing and digital streaming company Amazon.com was the second-strongest positive contributor to absolute performance. Buyers made heavy use of the company’s home delivery services during the pandemic. Amazon Web Services (AWS) remained entrenched as the largest cloud services provider, and we expect demand for this highly profitable business segment to remain strong as the digital transformation continues.

Technology company Apple was the third-strongest positive contributor to absolute performance. Optimism around the rollout of 5G cellular networks and Apple’s newest product lineup supported the stock. In addition, the company’s services business has helped create a recurring revenue stream that makes the company less dependent on the phone replacement cycle.

Aircraft manufacturing company Boeing was the weakest contributor to absolute performance in the equity portion of the Portfolio. Boeing’s 737 MAX aircraft remained grounded, and the pandemic could result in long-lasting headwinds for global air traffic and Boeing’s airline partners. We became concerned with the level of debt the company had accumulated amid these challenges and closed the Portfolio’s position.

Chemicals producer LyondellBasell was the second-weakest contributor to absolute performance. The stock struggled as prices for ethylene—a primary product line—are generally tied to oil prices, which fell to extremely low levels during the reporting period. We closed the Portfolio’s position in the first half of the reporting period.

Bank holding company U.S. Bancorp was the third-weakest contributor to absolute performance. Banks were negatively impacted during the March market sell-off as investors calculated the consequences of a low-rate environment. We trimmed the Portfolio’s position but continue to believe U.S. Bancorp is a high-quality bank with less rate sensitivity than the broader sector.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio initiated a position in biopharmaceutical company AbbVie during the reporting period as we sought to increase the Portfolio’s exposure to health care stocks we believed were positioned to benefit from pent-up demand for elective procedures. AbbVie recently acquired pharmaceutical company Allergan, which we expect to benefit as treatments using Allergan’s BOTOX® Cosmetic Treatment resume. We also believe the long-term growth outlook for AbbVie is robust and its acquisition of Allergan should ultimately be accretive to earnings.

The equity portion of the Portfolio also initiated a position in paint company Sherwin-Williams. We believe the company is well positioned within the paint manufacturing and distribution industry and has done a commendable job of growing their number of distribution centers. The company generates strong free cash flow with healthy incremental returns.

During the reporting period, the equity portion of the Portfolio sold its positions in Boeing and LyondellBasell.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its exposure to health care, information technology and consumer discretionary, while decreasing its exposure to industrials, consumer staples and financials.

What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?

As of June 30, 2020, the duration of the fixed-income portion of the Portfolio was 6.38 years, or approximately 107% of the Bloomberg Barclays U.S. Aggregate Bond Index. As the spread of COVID-19 gathered momentum early in the reporting period, but before most of the markets’ March sell-off, we increased duration by shifting the fixed-income portion of the Portfolio into longer-date U.S. Treasury bonds to counter the overall Portfolio’s risk asset allocations. The fixed-income portion of the Portfolio maintained a duration overweight through the end of the reporting period.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index and favorable security selection made investment-grade corporate bonds a strong positive contributor to the performance of the fixed-income portion of the Portfolio. Investment-grade corporate bonds generally performed well during the reporting period, driven in large part by the Fed’s bond-buying program. The performance of the fixed-income portion of the Portfolio also benefited from underweight

2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

exposure to agency mortgage-backed securities (“MBS”) and government-related securities. While these asset classes produced positive returns for the reporting period, they did not keep pace with U.S. Treasury bonds and investment-grade corporate bonds. Conversely, an out-of-Index allocation to high-yield investment-grade corporate credit lagged the benchmark and detracted from relative performance. Security selection within asset-backed securities (“ABS”) also detracted from relative returns.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

One of the largest shifts in the fixed-income portion of the Portfolio was the aforementioned increase in corporate bond exposure beginning in mid-March 2020. We added risk to the Portfolio at first by purchasing select higher-quality securities that we thought would be better positioned in the event of an extended downturn, particularly in the utilities, telecom, and aerospace & defense sectors. As the Fed’s level of commitment to supporting credit markets solidified, we became increasingly comfortable adding additional risk, turning focus to sectors and securities that were more challenged but, in our view, could still navigate the extremely elevated level of prevailing economic uncertainty. We gained further confidence amid the reopening of economies and positive developments in COVID-19 treatments, adding, in some cases, more cyclical names, including those driven by consumer demand. With spreads3 in many corporate bonds at their widest levels in a decade, we sought to take advantage of what was, in our view, an abundance of attractive relative value opportunities.

Ultimately, we added more than 26% to the Portfolio’s corporate bond allocation from its lowest intra-period level in mid-March. Compared to the start of the reporting period, the Portfolio’s corporate bond allocation was over 15% higher as of June 30, 2020. The additions were primarily in investment-grade securities, but also, and more selectively, in high-yield corporate issues. We significantly reduced the Portfolio’s Treasury and agency MBS allocations in order reallocate more fixed-income assets into corporate bonds.

During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?

On a corporate industry basis, the fixed-income portion of the Portfolio increased exposure to technology, banking, and aerospace & defense while decreasing exposure to wirelines, midstream energy and independent energy.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio ended the reporting period with underweight exposure to Treasury bonds and MBS. It held zero exposure to government-related securities. As of June 30, 2020, the fixed-income portion of the Portfolio held overweight exposure to corporate credit, commercial-backed securities, and ABS. As of the same date, the fixed-income portion of the Portfolio also held out-of-Index positions in high-yield corporate credit, collateralized mortgage obligations, bank loans and cash.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 41.3%† Asset-Backed Securities 1.5%
Automobile Asset-Backed Securities 0.7%
CarMax Auto Owner Trust Series 2017-3, Class C 2.72%, due 5/15/23	$642,000	$648,808
Credit Acceptance Auto Loan Series 2018-2A, Class B 3.94%, due 7/15/27 (a)	387,000	398,550
Drive Auto Receivables Trust
Series 2019-2, Class A3 3.04%, due 3/15/23	383,289	384,689
Series 2017-3, Class D 3.53%, due 12/15/23 (a)	173,759	176,216
Series 2018-4, Class C 3.66%, due 11/15/24	255,980	258,318
Series 2017-AA, Class D 4.16%, due 5/15/24 (a)	316,732	320,963
Series 2017-1, Class E 5.17%, due 9/16/24	1,590,000	1,636,196
Series 2017-2, Class E 5.27%, due 11/15/24	1,400,000	1,445,695
OneMain Direct Auto Receivables Trust (a)
Series 2018-1A, Class C 3.85%, due 10/14/25	181,000	182,242
Series 2018-1A, Class D 4.40%, due 1/14/28	180,000	181,059
Santander Consumer Auto Receivables Trust Series 2020-AA, Class A 1.37%, due 10/15/24 (a)	801,499	806,148
Santander Drive Auto Receivables Trust
Series 2020-1, Class A2A 2.07%, due 1/17/23	477,000	480,900
Series 2016-3, Class E 4.29%, due 2/15/24	1,868,000	1,885,965
United Auto Credit Securitization Trust Series 2019-1, Class C 3.16%, due 8/12/24 (a)	390,000	394,805

		9,200,554

Other Asset-Backed Securities 0.8%
Applebee’s Funding LLC / IHOP Funding LLC Series 2019-1A, Class A2I 4.194%, due 6/7/49 (a)	1,022,000	905,829
Deutsche Bank Master Finance LLC (a)
Series 2019-1A, Class A2I 3.787%, due 5/20/49	464,490	479,349
Series 2019-1A, Class A2II 4.021%, due 5/20/49	256,065	269,450

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Deutsche Bank Master Finance LLC (a) (continued)
Series 2019-1A, Class A23 4.352%, due 5/20/49	$371,195	$401,384
Domino’s Pizza Master Issuer LLC (a)
Series 2017-1A, Class A2II 3.082%, due 7/25/47	195,975	200,165
Series 2019-1A, Class A2 3.668%, due 10/25/49	1,640,755	1,718,839
Series 2018-1A, Class A2I 4.116%, due 7/25/48	909,795	968,513
Series 2017-1A, Class A23 4.118%, due 7/25/47	209,625	226,081
Series 2018-1A, Class A2II 4.328%, due 7/25/48	498,128	541,763
Jack In The Box Funding LLC (a)
Series 2019-1A, Class A2I 3.982%, due 8/25/49	986,045	1,016,090
Series 2019-1A, Class A2II 4.476%, due 8/25/49	986,045	1,026,029
Series 2019-1A, Class A23 4.97%, due 8/25/49	986,045	1,009,128
Planet Fitness Master Issuer LLC Series 2019-1A, Class A2 3.858%, due 12/5/49 (a)	868,635	748,294
Taco Bell Funding LLC Series 2018-1A, Class A2II 4.94%, due 11/25/48 (a)	196,015	211,833
Wendy’s Funding LLC (a)
Series 2018-1A, Class A2I 3.573%, due 3/15/48	315,900	327,415
Series 2019-1A, Class A2I 3.783%, due 6/15/49	508,620	536,904
Series 2018-1A, Class A2II 3.884%, due 3/15/48	88,725	93,708

		10,680,774

Total Asset-Backed Securities (Cost $19,706,601)		19,881,328

Corporate Bonds 23.4%
Aerospace & Defense 0.9%
BAE Systems PLC 3.40%, due 4/15/30 (a)	544,000	592,507
Boeing Co.
2.25%, due 6/15/26	144,000	139,174
3.60%, due 5/1/34	1,195,000	1,127,746
4.508%, due 5/1/23	1,427,000	1,507,524
4.875%, due 5/1/25	460,000	501,310
5.705%, due 5/1/40	1,178,000	1,341,052
5.805%, due 5/1/50	684,000	807,794
5.93%, due 5/1/60	534,000	633,266

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Aerospace & Defense (continued)
General Dynamics Corp.
3.25%, due 4/1/25	$861,000	$954,868
3.50%, due 4/1/27	1,245,000	1,423,447
4.25%, due 4/1/50	244,000	315,780
Northrop Grumman Corp.
4.40%, due 5/1/30	862,000	1,044,986
5.15%, due 5/1/40	374,000	497,857
5.25%, due 5/1/50	482,000	691,410

		11,578,721

Agriculture 0.1%
Cargill, Inc. (a)
1.375%, due 7/23/23	330,000	335,694
2.125%, due 4/23/30	486,000	509,459

		845,153

Auto Manufacturers 0.2%
General Motors Co.
4.20%, due 10/1/27	396,000	403,505
5.00%, due 10/1/28	1,091,000	1,160,526
5.40%, due 4/1/48	378,000	370,682
General Motors Financial Co., Inc.
4.30%, due 7/13/25	223,000	232,491
4.35%, due 4/9/25	411,000	433,067
4.35%, due 1/17/27	405,000	419,055

		3,019,326

Banks 4.2%
Bank of America Corp. (b)
2.592%, due 4/29/31	3,373,000	3,569,125
3.705%, due 4/24/28	2,007,000	2,268,643
3.97%, due 3/5/29	670,000	767,602
6.10%, due 3/17/25 (c)	512,000	540,160
6.25%, due 9/5/24 (c)	1,172,000	1,213,102
Bank of New York Mellon Corp. 4.70% (5 Year Treasury Constant Maturity Rate + 4.358%), due 9/20/25 (c)(d)	2,024,000	2,104,960
BNP Paribas S.A. (a)(b)
2.819%, due 11/19/25	227,000	237,723
3.052%, due 1/13/31	1,400,000	1,474,610
4.705%, due 1/10/25	758,000	838,960
Citigroup, Inc. (b)
3.887%, due 1/10/28	2,396,000	2,700,777
4.412%, due 3/31/31	1,635,000	1,939,959
5.90%, due 2/15/23 (c)	113,000	112,365
5.95%, due 1/30/23 (c)	890,000	887,648
5.95%, due 5/15/25 (c)	584,000	579,912
Citizens Financial Group, Inc.
3.75%, due 7/1/24	264,000	283,805
4.30%, due 12/3/25	396,000	443,092
4.35%, due 8/1/25	203,000	224,690

	Principal Amount	Value
Banks (continued)
Credit Agricole S.A. 1.907%, due 6/16/26 (a)(b)	$426,000	$432,218
First Republic Bank 4.625%, due 2/13/47	391,000	469,385
Goldman Sachs Group, Inc.
3.50%, due 4/1/25	3,545,000	3,887,119
4.37% (3 Month LIBOR + 3.922%), due 7/31/20 (c)(d)	2,013,000	1,845,317
JPMorgan Chase & Co. (b)
2.083%, due 4/22/26	4,021,000	4,176,285
2.956%, due 5/13/31	3,100,000	3,287,809
3.96%, due 1/29/27	2,044,000	2,328,213
4.452%, due 12/5/29	1,840,000	2,203,595
Morgan Stanley
2.188%, due 4/28/26 (b)	2,926,000	3,046,578
3.95%, due 4/23/27	1,401,000	1,576,797
4.35%, due 9/8/26	1,128,000	1,300,675
Wells Fargo & Co. (b)
1.654%, due 6/2/24	1,306,000	1,326,649
2.164%, due 2/11/26	2,686,000	2,768,311
2.188%, due 4/30/26	2,118,000	2,189,943
2.879%, due 10/30/30	1,254,000	1,341,521
5.875%, due 6/15/25 (c)	1,199,000	1,246,205

		53,613,753

Beverages 0.8%
Anheuser-Busch InBev Worldwide, Inc.
4.35%, due 6/1/40	809,000	921,567
4.90%, due 2/1/46	1,134,000	1,387,659
Coca-Cola Co. 3.375%, due 3/25/27	1,104,000	1,266,062
Coca-Cola Femsa S.A.B. de C.V. 2.75%, due 1/22/30	651,000	688,641
Diageo Capital PLC
1.375%, due 9/29/25	757,000	770,475
2.00%, due 4/29/30	713,000	737,636
2.125%, due 4/29/32	572,000	593,098
Fomento Economico Mexicano S.A.B. de C.V. 3.50%, due 1/16/50	766,000	790,635
Keurig Dr. Pepper, Inc.
3.20%, due 5/1/30	242,000	269,220
3.80%, due 5/1/50	552,000	623,736
4.597%, due 5/25/28	1,145,000	1,373,361
PepsiCo, Inc.
2.25%, due 3/19/25	782,000	835,743
2.625%, due 3/19/27	242,000	264,546

		10,522,379

Building Materials 0.1%
Vulcan Materials Co. 3.50%, due 6/1/30	671,000	730,939

12	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.1%
Ecolab, Inc. 4.80%, due 3/24/30	$568,000	$719,758

Commercial Services 1.3%
CoStar Group, Inc. 2.80%, due 7/15/30 (a)	1,339,000	1,370,288
Equifax, Inc.
2.60%, due 12/1/24	1,779,000	1,881,449
2.60%, due 12/15/25	1,126,000	1,199,442
3.10%, due 5/15/30	1,026,000	1,094,447
Experian Finance PLC 2.75%, due 3/8/30 (a)	2,299,000	2,450,214
Global Payments, Inc.
2.90%, due 5/15/30	1,019,000	1,069,292
3.20%, due 8/15/29	309,000	331,013
4.80%, due 4/1/26	629,000	736,183
IHS Markit, Ltd. (a)
4.75%, due 2/15/25	924,000	1,034,880
5.00%, due 11/1/22	119,000	127,601
PayPal Holdings, Inc.
1.35%, due 6/1/23	285,000	290,561
1.65%, due 6/1/25	530,000	547,886
2.30%, due 6/1/30	612,000	639,195
2.40%, due 10/1/24	577,000	612,405
2.65%, due 10/1/26	1,436,000	1,560,546
3.25%, due 6/1/50	844,000	913,960
Verisk Analytics, Inc.
3.625%, due 5/15/50	704,000	796,995
5.50%, due 6/15/45	374,000	512,925

		17,169,282

Computers 0.3%
Dell International LLC 5.875%, due 6/15/21 (a)	1,417,000	1,417,425
Leidos, Inc. (a)
2.95%, due 5/15/23	191,000	198,965
3.625%, due 5/15/25	741,000	807,475
4.375%, due 5/15/30	1,055,000	1,188,405

		3,612,270

Cosmetics & Personal Care 0.1%
Procter & Gamble Co.
3.00%, due 3/25/30	287,000	328,581
3.55%, due 3/25/40	572,000	687,710
3.60%, due 3/25/50	304,000	381,997

		1,398,288

Diversified Financial Services 0.8%
CBOE Global Markets, Inc. 3.65%, due 1/12/27	745,000	837,090

	Principal Amount	Value
Diversified Financial Services (continued)
Charles Schwab Corp.
4.20%, due 3/24/25	$1,053,000	$1,208,227
5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (c)(d)	3,657,000	3,906,846
Mastercard, Inc.
3.30%, due 3/26/27	1,072,000	1,214,139
3.35%, due 3/26/30	1,359,000	1,570,997
Raymond James Financial, Inc.
4.65%, due 4/1/30	480,000	572,020
4.95%, due 7/15/46	477,000	577,022
5.625%, due 4/1/24	358,000	407,003
USAA Capital Corp 2.125%, due 5/1/30 (a)	150,000	154,473

		10,447,817

Electric 1.2%
AEP Transmission Co. LLC 3.65%, due 4/1/50	688,000	795,446
Ameren Corp. 3.50%, due 1/15/31	2,823,000	3,169,155
Berkshire Hathaway Energy Co. 4.25%, due 10/15/50 (a)	1,168,000	1,470,846
Black Hills Corp. 2.50%, due 6/15/30	407,000	420,554
Dominion Energy, Inc. 3.375%, due 4/1/30	1,436,000	1,585,101
NextEra Energy Capital Holdings, Inc. 2.75%, due 5/1/25	629,000	680,769
NRG Energy, Inc.
6.625%, due 1/15/27	1,343,000	1,401,756
7.25%, due 5/15/26	1,111,000	1,172,105
Oncor Electric Delivery Co. LLC 3.80%, due 6/1/49	631,000	763,930
Pacific Gas & Electric Co.
2.10%, due 8/1/27	478,000	473,053
2.50%, due 2/1/31	982,000	960,720
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	756,000	774,347
Southern Co. 3.70%, due 4/30/30	2,147,000	2,434,981

		16,102,763

Electronics 0.4%
Keysight Technologies, Inc. 3.00%, due 10/30/29	1,199,000	1,297,202
Trimble, Inc.
4.75%, due 12/1/24	1,238,000	1,346,832
4.90%, due 6/15/28	2,256,000	2,589,601

		5,233,635

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.8%
Campbell Soup Co. 3.95%, due 3/15/25	$311,000	$349,280
J M Smucker Co.
2.375%, due 3/15/30	688,000	702,455
3.55%, due 3/15/50	323,000	333,258
JBS USA LUX S.A. / JBS USA Finance, Inc. 6.75%, due 2/15/28 (a)	314,000	331,666
Mars, Inc. (a)
2.70%, due 4/1/25	468,000	500,926
4.20%, due 4/1/59	233,000	298,891
Mondelez International, Inc.
2.125%, due 4/13/23	352,000	364,578
2.25%, due 9/19/24 (a)	727,000	764,811
2.75%, due 4/13/30	173,000	186,224
Sysco Corp.
2.40%, due 2/15/30	299,000	295,563
5.65%, due 4/1/25	917,000	1,070,384
5.95%, due 4/1/30	1,883,000	2,365,248
6.60%, due 4/1/40	1,139,000	1,535,968
6.60%, due 4/1/50	850,000	1,177,212

		10,276,464

Food Services 0.2%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	2,032,000	2,098,304

Forest Products & Paper 0.1%
Georgia-Pacific LLC 3.163%, due 11/15/21 (a)	1,387,000	1,425,809

Gas 0.0%‡
East Ohio Gas Co. (a)
1.30%, due 6/15/25	165,000	165,777
2.00%, due 6/15/30	152,000	151,849
3.00%, due 6/15/50	221,000	220,022

		537,648

Health Care—Products 0.6%
Baxter International, Inc. (a)
3.75%, due 10/1/25	1,148,000	1,307,952
3.95%, due 4/1/30	1,002,000	1,186,979
Boston Scientific Corp.
3.75%, due 3/1/26	560,000	635,893
4.00%, due 3/1/29	291,000	332,971
4.70%, due 3/1/49	467,000	595,788
DH Europe Finance II S.A.R.L.
2.20%, due 11/15/24	543,000	570,705
2.60%, due 11/15/29	298,000	317,135
3.40%, due 11/15/49	383,000	431,503

	Principal Amount	Value
Health Care—Products (continued)
Thermo Fisher Scientific, Inc.
4.133%, due 3/25/25	$667,000	$760,495
4.497%, due 3/25/30	1,566,000	1,940,957

		8,080,378

Health Care—Services 1.1%
Centene Corp.
3.375%, due 2/15/30	876,000	884,506
4.25%, due 12/15/27	1,372,000	1,415,781
4.625%, due 12/15/29	1,770,000	1,867,350
4.75%, due 5/15/22	64,000	64,720
5.375%, due 6/1/26 (a)	1,510,000	1,565,357
Cigna Corp.
2.40%, due 3/15/30	478,000	495,980
3.20%, due 3/15/40	217,000	229,873
3.40%, due 9/17/21	186,000	192,178
3.40%, due 3/15/50	328,000	352,975
DaVita, Inc. 4.625%, due 6/1/30 (a)	1,054,000	1,048,941
HCA, Inc.
3.50%, due 9/1/30	1,621,000	1,561,302
5.375%, due 2/1/25	545,000	583,831
5.375%, due 9/1/26	220,000	239,525
5.625%, due 9/1/28	310,000	346,037
5.875%, due 2/15/26	286,000	313,527
5.875%, due 2/1/29	459,000	519,400
Molina Healthcare, Inc. 4.375%, due 6/15/28 (a)	2,834,000	2,830,457

		14,511,740

Home Builders 0.0%‡
MDC Holdings, Inc. 5.50%, due 1/15/24	465,000	497,550

Household Products & Wares 0.1%
Avery Dennison Corp. 2.65%, due 4/30/30	1,251,000	1,282,201

Insurance 0.1%
Brown & Brown, Inc. 4.50%, due 3/15/29	697,000	751,102

Internet 0.4%
Booking Holdings, Inc.
4.10%, due 4/13/25	2,655,000	2,979,916
4.50%, due 4/13/27	1,432,000	1,644,745
4.625%, due 4/13/30	999,000	1,179,140

		5,803,801

Iron & Steel 0.2%
Allegheny Technologies, Inc. 5.875%, due 12/1/27	1,047,000	968,475

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel (continued)
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$469,000	$503,004
Steel Dynamics, Inc. 5.50%, due 10/1/24	861,000	884,678

		2,356,157

Lodging 0.2%
Choice Hotels International, Inc. 3.70%, due 12/1/29	1,074,000	1,075,901
Marriott International, Inc. 5.75%, due 5/1/25	1,540,000	1,672,990
MGM Resorts International 7.75%, due 3/15/22	182,000	185,640

		2,934,531

Machinery—Diversified 0.5%
Otis Worldwide Corp. 2.056%, due 4/5/25 (a)	711,000	745,904
Wabtec Corp.
3.20%, due 6/15/25	1,132,000	1,153,505
3.45%, due 11/15/26	273,000	281,021
4.40%, due 3/15/24	1,014,000	1,074,985
4.95%, due 9/15/28	2,348,000	2,616,945

		5,872,360

Media 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80%, due 4/1/31	2,142,000	2,169,892
3.70%, due 4/1/51	1,084,000	1,063,206
4.80%, due 3/1/50	1,115,000	1,234,106
5.375%, due 5/1/47	205,000	242,088
6.484%, due 10/23/45	256,000	338,495
Comcast Corp.
3.10%, due 4/1/25	335,000	369,140
3.15%, due 3/1/26	584,000	652,466
3.30%, due 4/1/27	914,000	1,025,023
3.75%, due 4/1/40	365,000	427,375
4.60%, due 10/15/38	406,000	516,288
CSC Holdings LLC 4.125%, due 12/1/30 (a)	1,351,000	1,339,179
Fox Corp. 4.03%, due 1/25/24	429,000	475,526
Sirius XM Radio, Inc. 4.125%, due 7/1/30 (a)	1,625,000	1,607,060

		11,459,844

Mining 0.1%
Constellium S.E. 5.75%, due 5/15/24 (a)	849,000	849,000

	Principal Amount	Value
Mining (continued)
Hudbay Minerals, Inc. 7.25%, due 1/15/23 (a)	$992,000	$977,120

		1,826,120

Miscellaneous—Manufacturing 0.2%
General Electric Co.
3.45%, due 5/1/27	446,000	456,487
5.00%, due 1/21/21 (b)(c)	1,414,000	1,104,447
Series A 6.75%, due 3/15/32	542,000	659,373

		2,220,307

Oil & Gas 0.1%
WPX Energy, Inc. 4.50%, due 1/15/30	1,209,000	1,063,920

Pharmaceuticals 0.4%
AbbVie, Inc. (a)
2.60%, due 11/21/24	695,000	737,820
2.80%, due 3/15/23	57,000	59,197
3.25%, due 10/1/22	721,000	755,580
3.45%, due 3/15/22	1,331,000	1,384,320
3.80%, due 3/15/25	288,000	319,540
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	513,000	597,648
Elanco Animal Health, Inc. 5.022%, due 8/28/23	150,000	157,500
Pfizer, Inc. 2.625%, due 4/1/30	336,000	370,144
Takeda Pharmaceutical Co., Ltd.
3.025%, due 7/9/40	322,000	324,370
3.375%, due 7/9/60	322,000	321,518
Upjohn, Inc. (a)
1.65%, due 6/22/25	206,000	210,044
2.30%, due 6/22/27	239,000	246,536
3.85%, due 6/22/40	239,000	256,842

		5,741,059

Pipelines 0.7%
Cheniere Corpus Christi Holdings LLC 3.70%, due 11/15/29 (a)	1,761,000	1,796,698
Energy Transfer Operating, L.P.
4.95%, due 6/15/28	116,000	124,572
5.50%, due 6/1/27	401,000	446,955
5.875%, due 1/15/24	301,000	335,104
Hess Midstream Operations, L.P. 5.125%, due 6/15/28 (a)	1,605,000	1,544,684
Kinder Morgan, Inc.
4.30%, due 3/1/28	280,000	317,328
6.50%, due 9/15/20	59,000	59,651
NGPL PipeCo LLC 4.375%, due 8/15/22 (a)	747,000	770,444

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
ONEOK, Inc.
5.85%, due 1/15/26	$378,000	$431,435
6.35%, due 1/15/31	808,000	945,818
7.15%, due 1/15/51	211,000	256,321
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.65%, due 10/15/25	249,000	265,942
TransCanada PipeLines, Ltd. 4.10%, due 4/15/30	1,784,000	2,031,695

		9,326,647

Real Estate 0.3%
Camden Property Trust 2.80%, due 5/15/30	1,469,000	1,589,191
Crown Castle International Corp. 3.10%, due 11/15/29	1,154,000	1,237,075
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	651,000	682,416

		3,508,682

Real Estate Investment Trusts 0.7%
Alexandria Real Estate Equities, Inc. 4.90%, due 12/15/30	1,155,000	1,438,567
Crown Castle International Corp.
3.65%, due 9/1/27	548,000	612,406
4.30%, due 2/15/29	636,000	737,508
Equinix, Inc.
1.80%, due 7/15/27	1,374,000	1,373,272
2.15%, due 7/15/30	623,000	617,536
2.625%, due 11/18/24	522,000	555,732
2.90%, due 11/18/26	437,000	471,051
3.20%, due 11/18/29	688,000	748,241
GLP Capital, L.P. / GLP Financing II, Inc.
3.35%, due 9/1/24	187,000	186,850
4.00%, due 1/15/30	1,262,000	1,250,957
4.00%, due 1/15/31	429,000	425,890
5.25%, due 6/1/25	361,000	392,551
5.30%, due 1/15/29	86,000	93,059
5.375%, due 4/15/26	381,000	416,277

		9,319,897

Retail 1.3%
Alimentation Couche-Tard, Inc. 2.95%, due 1/25/30 (a)	316,000	327,645
AutoZone, Inc. 3.75%, due 4/18/29	984,000	1,118,236
CVS Health Corp.
3.00%, due 8/15/26	135,000	147,750
4.10%, due 3/25/25	1,369,000	1,548,260
4.125%, due 4/1/40	593,000	699,995
4.25%, due 4/1/50	293,000	350,119

	Principal Amount	Value
Retail (continued)
CVS Health Corp. (continued)
4.30%, due 3/25/28	$491,000	$574,258
5.05%, due 3/25/48	617,000	808,204
Dollar General Corp.
3.50%, due 4/3/30	790,000	887,362
4.125%, due 4/3/50	762,000	911,819
Lowe’s Cos., Inc.
4.00%, due 4/15/25	1,289,000	1,468,921
4.50%, due 4/15/30	1,070,000	1,312,669
5.00%, due 4/15/40	682,000	889,232
5.125%, due 4/15/50	932,000	1,271,955
McDonald’s Corp.
3.30%, due 7/1/25	363,000	403,270
3.50%, due 7/1/27	1,141,000	1,295,592
3.625%, due 9/1/49	607,000	666,022
Nordstrom, Inc. 4.375%, due 4/1/30	1,153,000	904,614
O’Reilly Automotive, Inc.
3.60%, due 9/1/27	25,000	28,096
3.90%, due 6/1/29	1,129,000	1,298,398
4.35%, due 6/1/28	192,000	223,854

		17,136,271

Semiconductors 1.1%
Analog Devices, Inc. 2.95%, due 4/1/25	676,000	732,328
Broadcom, Inc. (a)
3.15%, due 11/15/25	1,496,000	1,592,226
4.15%, due 11/15/30	1,233,000	1,339,879
4.30%, due 11/15/32	986,000	1,081,818
4.70%, due 4/15/25	1,782,000	2,007,912
Lam Research Corp. 4.00%, due 3/15/29	208,000	247,196
Marvell Technology Group, Ltd.
4.20%, due 6/22/23	142,000	152,586
4.875%, due 6/22/28	1,848,000	2,222,957
Microchip Technology, Inc. (a)
2.67%, due 9/1/23	1,514,000	1,558,333
4.25%, due 9/1/25	1,186,000	1,193,547
Micron Technology, Inc. 2.497%, due 4/24/23	1,576,000	1,637,879

		13,766,661

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc. (a)
3.844%, due 5/1/25	864,000	938,153
4.20%, due 5/1/30	1,554,000	1,731,599
5.00%, due 11/15/25	1,190,000	1,232,067

		3,901,819

Software 0.6%
Broadridge Financial Solutions, Inc. 2.90%, due 12/1/29	2,035,000	2,175,217

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Intuit, Inc.
0.95%, due 7/15/25	$225,000	$225,487
1.35%, due 7/15/27	235,000	236,082
MSCI, Inc. (a)
3.625%, due 9/1/30	821,000	816,895
3.875%, due 2/15/31	1,122,000	1,144,440
4.00%, due 11/15/29	104,000	106,080
VMware, Inc.
4.50%, due 5/15/25	1,128,000	1,234,136
4.65%, due 5/15/27	1,266,000	1,399,393

		7,337,730

Telecommunications 1.2%
AT&T, Inc.
3.60%, due 7/15/25	448,000	497,673
4.50%, due 3/9/48	640,000	756,531
4.75%, due 5/15/46	439,000	526,291
4.85%, due 3/1/39	581,000	700,758
5.25%, due 3/1/37	296,000	365,989
CenturyLink, Inc.
5.80%, due 3/15/22	419,000	430,523
6.45%, due 6/15/21	447,000	457,147
Level 3 Financing, Inc. 3.875%, due 11/15/29 (a)	1,299,000	1,369,562
T-Mobile USA, Inc.
1.50%, due 2/15/26 (a)	293,000	292,979
2.05%, due 2/15/28 (a)	270,000	270,127
2.55%, due 2/15/31 (a)	367,000	368,292
3.50%, due 4/15/25 (a)	1,139,000	1,239,676
3.75%, due 4/15/27 (a)	2,904,000	3,218,126
3.875%, due 4/15/30 (a)	976,000	1,086,249
6.375%, due 3/1/25	863,000	886,732
Verizon Communications, Inc.
2.625%, due 8/15/26	613,000	666,974
3.00%, due 3/22/27	535,000	593,496
4.00%, due 3/22/50	323,000	413,136
4.522%, due 9/15/48	281,000	371,710
4.862%, due 8/21/46	381,000	517,381

		15,029,352

Toys, Games & Hobbies 0.3%
Hasbro, Inc.
3.00%, due 11/19/24	610,000	638,761
3.55%, due 11/19/26	811,000	857,012
3.90%, due 11/19/29	1,867,000	1,944,199

		3,439,972

Transportation 0.2%
United Parcel Service, Inc.
3.90%, due 4/1/25	727,000	824,985
5.20%, due 4/1/40	415,000	572,970

	Principal Amount	Value
Transportation (continued)
United Parcel Service, Inc. (continued)
5.30%, due 4/1/50	$897,000	$1,290,886

		2,688,841

Water 0.2%
American Water Capital Corp.
2.80%, due 5/1/30	902,000	982,613
3.45%, due 5/1/50	1,072,000	1,203,365

		2,185,978

Total Corporate Bonds (Cost $279,224,252)		301,375,229

Loan Assignments 0.2%
Biotechnology 0.2%
Elanco Animal Health, Inc. Term Loan B TBD, due 2/4/27	2,306,847	2,197,272

Total Loan Assignments (Cost $2,306,847)		2,197,272

Mortgage-Backed Securities 4.1%
Agency (Collateralized Mortgage Obligations) 0.2%
Federal National Mortgage Association
Series 2018-27, Class EA 3.00%, due 5/25/48	1,082,948	1,141,405
REMIC, Series 2019-71, Class P 3.00%, due 11/25/49	1,767,507	1,896,813

		3,038,218

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
BANK
Series 2019-BN23, Class A3 2.92%, due 12/15/52	888,598	979,986
Series 2019-BN24, Class A3 2.96%, due 11/15/62	218,800	242,329
Series 2019-BN20, Class A3 3.011%, due 9/15/62	493,957	546,972
Series 2019-BN18, Class A4 3.584%, due 5/15/62	1,026,801	1,182,379
Series 2019-BN17, Class A4 3.714%, due 4/15/52	603,641	698,901
Series 2018-BN12, Class A4 4.255%, due 5/15/61 (e)	271,673	320,047
Barclays Commercial Mortgage Securities LLC Series 2015-SRCH, Class A2 4.197%, due 8/10/35 (a)	875,000	969,097
BBCMS Mortgage Trust Series 2017-DELC, Class A 1.035% (1 Month LIBOR + 0.85%), due 8/15/36 (a)(d)	495,000	472,698

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Benchmark Mortgage Trust Series 2020-B16, Class A5 2.732%, due 2/15/53	$550,000	$597,432
BX Commercial Mortgage Trust (a)
Series 2018-IND, Class A 0.935% (1 Month LIBOR + 0.75%), due 11/15/35 (d)	914,639	905,518
Series 2019-XL, Class A 1.105% (1 Month LIBOR + 0.92%), due 10/15/36 (d)	1,128,328	1,119,740
Series 2019-XL, Class B 1.265% (1 Month LIBOR + 1.08%), due 10/15/36 (d)	182,482	179,284
Series 2019-OC11, Class A 3.202%, due 12/9/41	1,129,000	1,176,147
Series 2019-0C11, Class B 3.605%, due 12/9/41	564,000	566,888
Series 2019-0C11, Class C 3.856%, due 12/9/41	564,000	537,074
Series 2019-0C11, Class D 4.076%, due 12/9/41 (e)	847,000	782,448
Series 2019-OC11, Class E 4.076%, due 12/9/41 (e)	215,000	190,500
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	396,000	433,647
CHT Mortgage Trust Series 2017-CSMO, Class A 1.115% (1 Month LIBOR + 0.93%), due 11/15/36 (a)(d)	617,327	590,263
Great Wolf Trust (a)(d)
Series 2019-WOLF, Class A 1.219% (1 Month LIBOR + 1.034%), due 12/15/36	270,000	259,288
Series 2019-WOLF, Class B 1.519% (1 Month LIBOR + 1.334%), due 12/15/36	303,000	284,039
Series 2019-WOLF, Class C 1.818% (1 Month LIBOR + 1.633%), due 12/15/36	337,000	311,694
GS Mortgage Securities Trust
Series 2020-GC47, Class A5 2.377%, due 5/12/53	736,000	775,681
Series 2020-GC45, Class A5 2.911%, due 2/13/53	547,000	598,663
Series 2018-GS9, Class A4 3.992%, due 3/10/51 (e)	645,957	737,371
Series 2018-GS10, Class A5 4.155%, due 7/10/51 (e)	388,105	453,916

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A4 2.782%, due 8/15/49	$656,000	$699,472
Series 2019-H6, Class A4 3.417%, due 6/15/52	343,549	386,987
Series 2015-UBS8, Class A4 3.809%, due 12/15/48	517,000	571,230
Series 2018-H3, Class A5 4.177%, due 7/15/51	561,262	656,959
Series 2018-H4, Class A4 4.31%, due 12/15/51	840,223	998,305
WFRBS Commercial Mortgage Trust Series 2014-C25, Class A5 3.631%, due 11/15/47	556,000	599,135

		19,824,090

Whole Loan (Collateralized Mortgage Obligations) 2.3%
Angel Oak Mortgage Trust (a)(e)
Series 2020-3, Class A2 2.41%, due 4/25/65 (f)	868,000	867,991
Series 2019-5, Class A1 2.593%, due 10/25/49	617,504	625,555
Series 2019-6, Class A1 2.62%, due 11/25/59	597,013	601,352
Series 2018-2, Class A1 3.674%, due 7/27/48	124,892	127,336
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, due 4/25/48 (a)(e)	258,128	264,991
Chase Mortgage Finance Corporation Series 2019-ATR2, Class A11 1.085% (1 Month LIBOR + 0.90%), due 7/25/49 (a)(d)	143,819	142,785
COLT Mortgage Loan Trust (a)(e)
Series 2020-3, Class A1 1.506%, due 4/27/65	509,000	509,852
Series 2020-2, Class A1 1.853%, due 3/25/65	532,951	533,468
Connecticut Avenue Securities Trust (Mortgage Pass-Through Securities) (d)
Series 2020-R01, Class 1M1 0.985% (1 Month LIBOR + 0.80%), due 1/25/40 (a)	413,943	411,589
Series 2017-C03, Class 1M1 1.135% (1 Month LIBOR + 0.95%), due 10/25/29	16,842	16,825
Series 2018-C06, Class 1M2 2.185% (1 Month LIBOR + 2.00%), due 3/25/31	1,101,380	1,057,200
Series 2019-R05, Class 1M2 2.185% (1 Month LIBOR + 2.00%), due 7/25/39 (a)	1,322,627	1,293,638

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (Mortgage Pass-Through Securities) (d) (continued)
Series 2020-R02, Class 2M2 2.185% (1 Month LIBOR + 2.00%), due 1/25/40 (a)	$1,290,627	$1,221,839
Series 2019-R04, Class 2M2 2.285% (1 Month LIBOR + 2.10%), due 6/25/39 (a)	652,469	633,409
Series 2019-R07, Class 1M2 2.285% (1 Month LIBOR + 2.10%), due 10/25/39 (a)	1,403,277	1,360,227
Series 2019-R03, Class 1M2 2.335% (1 Month LIBOR + 2.15%), due 9/25/31 (a)	991,665	979,235
Series 2019-R02, Class 1M2 2.485% (1 Month LIBOR + 2.30%), due 8/25/31 (a)	448,649	441,900
Series 2018-C05, Class 1M2 2.535% (1 Month LIBOR + 2.35%), due 1/25/31	404,343	395,336
Series 2017-C07, Class 1M2 3.735% (1 Month LIBOR + 3.55%), due 7/25/29	665,974	677,076
Series 2016-C04, Class 1M2 4.435% (1 Month LIBOR + 4.25%), due 1/25/29	483,578	500,440
Series 2014-C04, Class 1M2 5.085% (1 Month LIBOR + 4.90%), due 11/25/24	120,766	125,144
Series 2015-C03, Class 1M2 5.185% (1 Month LIBOR + 5.00%), due 7/25/25	767,644	782,893
Series 2015-C04, Class 1M2 5.885% (1 Month LIBOR + 5.70%), due 4/25/28	389,816	409,671
Series 2016-C03, Class 2M2 6.085% (1 Month LIBOR + 5.90%), due 10/25/28	206,330	214,474
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (d)
REMIC, Series 2020-DN, Class A2 0.935% (1 Month LIBOR + 0.75%), due 2/25/50 (a)	101,872	100,938
REMIC, Series 2019-HQA4, Class M1 0.955% (1 Month LIBOR + 0.77%), due 11/25/49 (a)	23,205	23,098
Series 2020-DNA3, Class M2 1.00% (1 Month LIBOR + 3.00%), due 6/25/50	465,000	465,000
REMIC, Series 2020-DNA1, Class M2 1.885% (1 Month LIBOR + 1.70%), due 1/25/50 (a)	977,000	933,757

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
JP Morgan Mortgage Trust (a)(d)
Series 2019-5, Class A11 1.085% (1 Month LIBOR + 0.90%), due 11/25/49	$80,656	$80,354
Series 2019-LTV2, Class A11 1.085% (1 Month LIBOR + 0.90%), due 12/25/49	377,688	375,110
Series 2019-7, Class A11 1.085% (1 Month LIBOR + 0.90%), due 2/25/50	528,913	526,931
Series 2019-INV1, Class A11 1.135% (1 Month LIBOR + 0.95%), due 10/25/49	303,497	302,924
Series 2020-4, Class A11 1.44% (1 Month LIBOR + 1.25%), due 11/25/50 (f)	472,000	471,984
Series 2020-3, Class A11 2.168% (1 Month LIBOR + 2.00%), due 8/25/50	376,576	383,670
Mello Warehouse Securitization Trust (a)(d)
Series 2018-W1, Class A 1.035% (1 Month LIBOR + 0.85%), due 11/25/51	1,312,000	1,309,121
Series 2018-W1, Class B 1.235% (1 Month LIBOR + 1.05%), due 11/25/51	95,333	95,161
New Residential Mortgage Loan Trust Series 2018-2A, Class A1 4.50%, due 2/25/58 (a)(e)	329,404	350,874
Preston Ridge Partners Mortgage LLC (a)(g)
Series 2020-1A, Class A1 2.981%, due 2/25/25	267,870	266,175
Series 2019-3A, Class A1 3.351%, due 7/25/24	472,386	474,834
Series 2019-4A, Class A1 3.351%, due 11/25/24	665,858	665,934
Series 2019-2A, Class A1 3.967%, due 4/25/24	638,449	643,320
Series 2019-1A, Class A1 4.50%, due 1/25/24	328,655	330,038
Provident Funding Mortgage Trust Series 2020-1, Class A5 3.00%, due 2/25/50 (a)(e)	336,171	337,650
Sequoia Mortgage Trust
Series 2013-5, Class A1 2.50%, due 5/25/43 (a)(h)	599,097	613,396
Series 2013-7, Class A2 3.00%, due 6/25/43 (h)	160,359	166,333
Series 2013-9, Class A1 3.50%, due 7/25/43 (a)	76,818	79,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Sequoia Mortgage Trust (continued)
Series 2019-3, Class A2 3.50%, due 9/25/49 (a)(e)	$180,431	$185,395
Series 2020-2, Class A19 3.50%, due 3/25/50 (a)(e)	249,853	254,825
Series 2019-CH2, Class A1 4.50%, due 8/25/49 (e)	18,331	18,978
Spruce Hill Mortgage Loan Trust (a)(e)
Series 2020-SH1, Class A1 2.521%, due 1/28/50	220,941	221,738
Series 2020-SH1, Class A2 2.624%, due 1/28/50	436,154	437,314
Series 2020-SH2, Class A1 3.407%, due 6/25/55 (f)	1,849,000	1,848,975
Starwood Mortgage Residential Trust Series 2020-2, Class A1 2.718%, due 4/25/60 (a)(e)	483,186	483,241
Station Place Securitization Trust Series 2020-1 1.085% (1 Month LIBOR + 0.90%), due 10/24/20 (a)(d)	2,000,000	1,999,920
Towd Point HE Trust Series 2019-HE1, Class A1 1.085% (1 Month LIBOR + 0.90%), due 4/25/48 (a)(d)	360,129	353,779
Wells Fargo Mortgage Backed Securities Trust Series 2019-4, Class A3 3.50%, due 9/25/49 (a)(e)	401,684	408,649

		29,403,515

Total Mortgage-Backed Securities (Cost $51,480,384)		52,265,823

U.S. Government & Federal Agencies 12.1%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.2%
2.00%, due 4/1/35 TBA (i)	615,000	633,979
2.50%, due 12/1/33	1,918,723	2,013,646
2.50%, due 11/1/34	344,749	366,040
2.50%, due 11/1/34	318,345	338,005
2.50%, due 1/1/50	62,705	65,916
2.50%, due 2/1/50 TBA (i)	184,000	191,522
3.00%, due 5/1/31	1,453,621	1,549,513
3.00%, due 9/1/32	343,870	365,274
3.00%, due 10/1/32	132,025	138,935
3.00%, due 1/1/33	183,145	194,535
3.00%, due 10/1/34	158,841	168,272
3.00%, due 10/1/34	381,517	405,511
3.00%, due 6/1/43	80,544	84,037

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 1/1/45	$292,022	$310,639
3.00%, due 8/1/46	21,462	22,724
3.00%, due 10/1/46	1,152,624	1,224,325
3.00%, due 4/1/47	33,335	35,132
3.00%, due 8/1/49	280,864	298,289
3.00%, due 8/1/49	94,695	102,012
3.00%, due 10/1/49	198,524	209,284
3.00%, due 11/1/49	115,327	121,549
3.00%, due 11/1/49	234,206	246,959
3.00%, due 11/1/49	595,228	627,414
3.00%, due 12/1/49	318,312	335,605
3.00%, due 12/1/49	201,746	212,625
3.00%, due 12/1/49	329,065	346,809
3.00%, due 1/1/50	56,391	59,452
3.00%, due 1/1/50	555,410	585,551
3.00%, due 2/1/50	133,764	141,023
3.00%, due 3/1/50	119,197	125,666
3.00%, due 3/1/50	117,290	123,655
3.00%, due 5/1/50	1,194,504	1,259,327
3.50%, due 7/1/42	49,936	53,947
3.50%, due 8/1/42	53,450	57,730
3.50%, due 8/1/42	61,072	65,962
3.50%, due 2/1/43	318,505	343,980
3.50%, due 2/1/44	374,461	404,368
3.50%, due 12/1/44	802,373	867,701
3.50%, due 7/1/46	243,943	262,480
3.50%, due 7/1/46	976,875	1,078,080
3.50%, due 9/1/47	1,075,031	1,139,877
3.50%, due 9/1/47	557,375	590,066
3.50%, due 11/1/47	349,650	377,054
3.50%, due 12/1/47	1,514,910	1,655,717
3.50%, due 12/1/47	261,510	282,005
3.50%, due 2/1/48	435,045	469,044
3.50%, due 2/1/48	389,672	415,236
3.50%, due 7/1/49	1,594,049	1,680,895
3.50%, due 8/1/49	288,412	303,786
3.50%, due 8/1/49	61,303	64,568
3.50%, due 9/1/49	538,051	566,064
3.50%, due 3/1/50	12,947	13,824
4.00%, due 3/1/47	60,282	65,436
4.00%, due 3/1/48	278,033	303,155
4.00%, due 4/1/48	11,299	11,977
4.00%, due 4/1/48	485,142	526,550
4.00%, due 5/1/48	1,157,312	1,229,158
4.50%, due 5/1/44	768,009	852,591
4.50%, due 3/1/48	368,522	395,566
4.50%, due 12/1/48	394,746	439,094
5.00%, due 9/1/48	90,006	98,458
6.00%, due 4/1/40	661,555	786,378

		28,303,972

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.1%
2.00%, due 3/1/50 TBA (i)	$85,600	$87,434
2.50%, due 11/1/34	423,799	449,894
2.50%, due 2/1/35 TBA (i)	1,253,900	1,310,570
2.50%, due 1/1/50	134,521	141,409
3.00%, due 2/1/34 TBA (i)	477,200	501,582
3.00%, due 10/1/34	210,992	223,675
3.00%, due 11/1/34	41,058	43,918
3.00%, due 12/1/34	39,740	42,375
3.00%, due 1/1/43	78,585	84,213
3.00%, due 2/1/43	28,978	30,970
3.00%, due 5/1/43	1,088,450	1,165,286
3.00%, due 5/1/43	110,582	118,159
3.00%, due 1/1/46	4,792	5,050
3.00%, due 9/1/46	1,494,614	1,600,897
3.00%, due 2/1/47	12,800,976	13,707,563
3.00%, due 3/1/47	854,288	912,792
3.00%, due 11/1/48	153,782	162,196
3.00%, due 8/1/49	295,436	318,262
3.00%, due 9/1/49	62,687	67,771
3.00%, due 1/1/50	300,422	316,726
3.00%, due 3/1/50	4,246,069	4,476,496
3.00%, due 2/1/57	1,235,023	1,323,114
3.00%, due 6/1/57	19,722	21,121
3.50%, due 6/1/33 TBA (i)	1,388,101	1,458,428
3.50%, due 12/1/42	775,521	837,447
3.50%, due 2/1/43	1,181,721	1,275,973
3.50%, due 4/1/43	852,149	920,397
3.50%, due 11/1/43	401,595	433,655
3.50%, due 12/1/43	623,615	673,394
3.50%, due 4/1/44	506,394	558,620
3.50%, due 2/1/45	109,865	118,593
3.50%, due 2/1/45	1,023,715	1,105,680
3.50%, due 12/1/45	262,463	289,531
3.50%, due 7/1/46	506,462	553,665
3.50%, due 8/1/47	129,066	143,207
3.50%, due 8/1/47	241,760	256,205
3.50%, due 8/1/47	181,586	195,014
3.50%, due 12/1/47	392,352	422,099
3.50%, due 12/1/47	276,111	299,523
3.50%, due 12/1/47	36,102	40,057
3.50%, due 12/1/47	76,081	84,416
3.50%, due 1/1/48	283,014	305,131
3.50%, due 1/1/48	456,745	494,232
3.50%, due 3/1/48	184,698	200,024
3.50%, due 3/1/48	53,188	57,920
3.50%, due 4/1/48	614,522	677,391
3.50%, due 11/1/48	1,017,644	1,121,756
3.50%, due 4/1/49 TBA (i)	3,341,979	3,514,952
3.50%, due 7/1/49	429,803	452,557

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 8/1/56	$1,589,179	$1,719,637
3.50%, due 2/1/57	1,751,935	1,907,897
4.00%, due 12/1/24 TBA (i)	396,559	419,463
4.00%, due 6/1/47	24,887	26,789
4.00%, due 6/1/47	48,494	51,729
4.00%, due 6/1/47	104,232	111,015
4.00%, due 6/1/47	56,938	61,290
4.00%, due 7/1/47	27,171	28,898
4.00%, due 7/1/47	85,573	91,439
4.00%, due 7/1/47	17,427	18,543
4.00%, due 7/1/47	84,194	89,543
4.00%, due 8/1/47	98,852	105,478
4.00%, due 8/1/47	172,833	184,538
4.00%, due 9/1/47	43,933	47,988
4.00%, due 10/1/47	210,734	223,957
4.00%, due 10/1/47	113,948	121,396
4.00%, due 10/1/47	191,028	208,761
4.00%, due 10/1/47	120,075	131,263
4.00%, due 10/1/47	181,852	198,620
4.00%, due 11/1/47	298,359	317,838
4.00%, due 11/1/47	84,209	89,713
4.00%, due 12/1/47	532,288	567,463
4.00%, due 1/1/48	970,473	1,056,401
4.00%, due 1/1/48	1,959,021	2,127,232
4.00%, due 1/1/48	112,090	119,658
4.00%, due 3/1/48	377,904	416,406
4.00%, due 5/1/48	753,855	798,084
4.00%, due 2/1/49	350,521	371,341
4.00%, due 9/1/49	1,733,444	1,888,580
4.50%, due 11/1/42	110,839	124,240
4.50%, due 10/1/44	314,101	356,684
4.50%, due 3/1/45	490,150	556,646
4.50%, due 6/1/45	254,344	282,064
4.50%, due 2/1/46	631,561	702,048
4.50%, due 5/1/47	27,873	30,680
4.50%, due 5/1/47	17,834	19,714
4.50%, due 5/1/47	92,599	103,497
4.50%, due 5/1/47	82,199	90,866
4.50%, due 5/1/47	83,595	91,801
4.50%, due 5/1/47	56,562	63,349
4.50%, due 5/1/47	43,916	48,339
4.50%, due 5/1/47	58,773	64,542
4.50%, due 5/1/47	19,415	21,744
4.50%, due 6/1/47	373,586	406,519
4.50%, due 6/1/47	31,626	35,056
4.50%, due 7/1/47	187,630	203,076
4.50%, due 7/1/47	170,239	184,993
4.50%, due 7/1/47	273,333	297,428
4.50%, due 8/1/47	30,857	33,379
4.50%, due 8/1/47	275,478	298,193

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 9/1/47	$265,939	$289,384
4.50%, due 9/1/47	417,651	453,280
4.50%, due 9/1/47	161,798	175,140
4.50%, due 10/1/47	30,866	33,389
4.50%, due 10/1/47	22,359	24,330
4.50%, due 11/1/47	178,741	193,352
4.50%, due 3/1/48	265,270	287,681
4.50%, due 3/1/48	401,984	432,465
4.50%, due 4/1/48	292,867	319,792
4.50%, due 5/1/48	165,737	179,490
4.50%, due 5/1/48	179,309	193,216
4.50%, due 6/1/48	224,663	244,707
4.50%, due 6/1/48	182,628	196,363
4.50%, due 8/1/48	361,290	388,395
5.00%, due 7/1/44	455,514	508,971
5.00%, due 5/1/48	324,533	354,935
6.00%, due 2/1/37	37,072	43,824

		65,435,872

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.4%
2.50%, due 12/1/49 TBA (i)	4,969,800	5,220,814
3.00%, due 12/1/49 TBA (i)	797,300	841,525
4.00%, due 1/15/45	923,447	1,003,760
4.00%, due 7/15/47	962,417	1,024,829
4.00%, due 8/15/47	201,876	214,954
4.00%, due 8/20/47	52,849	58,071
4.00%, due 8/20/47	100,232	107,615
4.00%, due 8/20/47	29,264	31,606
4.00%, due 11/15/47	203,449	215,976
4.00%, due 12/15/47	269,956	287,374
4.00%, due 6/20/48	827,633	884,907
4.50%, due 8/15/46	1,000,582	1,115,645
4.50%, due 2/20/48	157,711	171,222
4.50%, due 5/20/48	151,486	163,863
4.50%, due 5/20/48	605,733	654,653
5.00%, due 5/20/48	1,317,099	1,435,614
5.00%, due 6/20/48	620,515	676,084
5.00%, due 8/20/48	1,058,714	1,153,393
5.00%, due 4/20/49	2,941,103	3,194,214

		18,456,119

United States Treasury Bonds 2.6%
1.125%, due 5/15/40	257,000	255,173
2.00%, due 2/15/50	12,350,400	14,144,103
2.375%, due 11/15/49	4,882,900	6,031,144
2.75%, due 8/15/42	9,549,500	12,242,757

		32,673,177

	Principal Amount	Value
United States Treasury Notes 0.8%
0.25%, due 6/30/25	$5,016,400	$5,003,799
0.625%, due 5/15/30	1,902,700	1,897,423
1.50%, due 2/15/30	3,359,500	3,631,672

		10,532,894

Total U.S. Government & Federal Agencies (Cost $150,250,322)		155,402,034

Total Long-Term Bonds (Cost $502,968,406)		531,121,686

	Shares
Common Stocks 58.0%
Aerospace & Defense 1.1%
General Dynamics Corp.	93,570	13,984,972

Air Freight & Logistics 0.4%
United Parcel Service, Inc., Class B	46,966	5,221,680

Banks 1.1%
Bank of America Corp.	367,027	8,716,891
U.S. Bancorp	152,999	5,633,423

		14,350,314

Beverages 0.7%
Monster Beverage Corp. (j)	123,421	8,555,544

Biotechnology 0.7%
AbbVie, Inc.	89,501	8,787,208

Capital Markets 2.7%
Apollo Global Management, Inc.	31,508	1,572,879
Blackstone Group, Inc., Class A	199,707	11,315,399
CME Group, Inc.	58,577	9,521,106
Morgan Stanley	191,867	9,267,176
S&P Global, Inc.	11,473	3,780,124

		35,456,684

Chemicals 0.4%
Sherwin-Williams Co.	9,203	5,317,954

Consumer Finance 0.8%
American Express Co.	78,598	7,482,529
Synchrony Financial	116,548	2,582,704

		10,065,233

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	183,172	4,744,155

Entertainment 0.6%
Walt Disney Co.	74,993	8,362,469

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 1.0%
Crown Castle International Corp.	52,324	$8,756,421
MGM Growth Properties LLC, Class A	150,779	4,102,697

		12,859,118

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	50,725	15,380,327
Sysco Corp.	62,932	3,439,863

		18,820,190

Food Products 0.5%
Hershey Co.	46,814	6,068,031

Health Care Equipment & Supplies 2.2%
Abbott Laboratories	147,496	13,485,559
Intuitive Surgical, Inc. (j)	5,021	2,861,116
Medtronic PLC	91,486	8,389,266
Stryker Corp.	18,729	3,374,779

		28,110,720

Health Care Providers & Services 2.0%
UnitedHealth Group, Inc.	87,182	25,714,331

Hotels, Restaurants & Leisure 2.3%
Hilton Worldwide Holdings, Inc.	75,360	5,535,192
McDonald’s Corp.	96,435	17,789,364
Starbucks Corp.	86,820	6,389,084

		29,713,640

Household Products 1.1%
Clorox Co.	15,336	3,364,259
Procter & Gamble Co.	88,132	10,537,943

		13,902,202

Industrial Conglomerates 0.9%
Honeywell International, Inc.	78,904	11,408,729

Insurance 1.5%
Marsh & McLennan Cos., Inc.	35,218	3,781,357
Progressive Corp.	193,286	15,484,141

		19,265,498

Interactive Media & Services 2.3%
Alphabet, Inc., Class C (j)	20,609	29,133,089

Internet & Direct Marketing Retail 2.2%
Amazon.com, Inc. (j)	10,409	28,716,557

IT Services 3.8%
Accenture PLC, Class A	86,754	18,627,819
Mastercard, Inc.	103,426	30,583,068

		49,210,887

	Shares	Value
Leisure Products 0.5%
Hasbro, Inc.	82,802	$6,206,010

Life Sciences Tools & Services 0.9%
Thermo Fisher Scientific, Inc.	32,344	11,719,525

Machinery 0.6%
Deere & Co.	49,089	7,714,336

Media 1.2%
Comcast Corp., Class A	415,691	16,203,635

Multi-Utilities 0.3%
Sempra Energy	31,108	3,646,791

Multiline Retail 0.9%
Dollar General Corp.	63,756	12,146,156

Personal Products 0.2%
Estee Lauder Cos., Inc., Class A	14,055	2,651,897

Pharmaceuticals 3.9%
Bristol-Myers Squibb Co.	224,116	13,178,021
Eli Lilly & Co.	104,340	17,130,541
Merck & Co., Inc.	252,816	19,550,261

		49,858,823

Real Estate Management & Development 0.4%
CBRE Group, Inc., Class A (j)	126,601	5,724,897

Road & Rail 0.7%
CSX Corp.	129,958	9,063,271

Semiconductors & Semiconductor Equipment 3.9%
Intel Corp.	238,804	14,287,643
Lam Research Corp.	49,221	15,921,025
NVIDIA Corp.	29,558	11,229,380
Texas Instruments, Inc.	74,876	9,507,006

		50,945,054

Software 7.7%
Adobe, Inc. (j)	59,259	25,796,035
Microsoft Corp.	314,973	64,100,155
salesforce.com, Inc. (j)	49,836	9,335,778

		99,231,968

Specialty Retail 1.9%
Home Depot, Inc.	98,905	24,776,692

Technology Hardware, Storage & Peripherals 2.9%
Apple, Inc.	101,256	36,938,189

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc., Class B	107,067	$10,497,919

Tobacco 0.7%
Altria Group, Inc.	232,031	9,107,217

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc. (j)	40,825	4,251,924

Total Common Stocks (Cost $545,106,152)		748,453,509

	Number of Rights
Rights 0.0%‡
Wireless Telecommunication Services 0.0%‡
T-Mobile U.S., Inc. (j)	40,825	6,859

Total Rights (Cost $15,105)		6,859

	Shares
Short-Term Investment 2.3%
Affiliated Investment Company 2.3%
MainStay U.S. Government Liquidity Fund, 0.05% (k)	30,053,822	30,053,822

Total Short-Term Investment (Cost $30,053,822)		30,053,822

Total Investments (Cost $1,078,143,485)	101.6%	1,309,635,876
Other Assets, Less Liabilities	(1.6)	(20,077,626)
Net Assets	100.0%	$1,289,558,250

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.
(f)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2020, the total market value of fair valued securities was $3,188,950, which represented 0.2% of the Portfolio’s net assets.

(g)	Step coupon—Rate shown was the rate in effect as of June 30, 2020.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2020.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2020, the total net market value of these securities was $14,180,269, which represented 1.1% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Non-income producing security.

(k)	Current yield as of June 30, 2020.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

TBD—To Be Determined

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$19,881,328	$—	$19,881,328
Corporate Bonds	—	301,375,229	—	301,375,229
Loan Assignments	—	2,197,272	—	2,197,272
Mortgage-Backed Securities	—	52,265,823	—	52,265,823
U.S. Government & Federal Agencies	—	155,402,034	—	155,402,034

Total Long-Term Bonds	—	531,121,686	—	531,121,686

Common Stocks	748,453,509	—	—	748,453,509
Rights	6,859	—	—	6,859
Short-Term Investment
Affiliated Investment Company	30,053,822	—	—	30,053,822

Total Investments in Securities	$778,514,190	$531,121,686	$—	$1,309,635,876

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,048,089,663)	$1,279,582,054
Investment in affiliated investment company, at value (identified cost $30,053,822)	30,053,822
Due from custodian	72,103
Receivables:
Investment securities sold	37,956,599
Dividends and interest	3,801,243
Portfolio shares sold	497,892
Securities lending	38
Other assets	6,698

Total assets	1,351,970,449

Liabilities
Payables:
Investment securities purchased	60,830,743
Portfolio shares redeemed	711,103
Manager (See Note 3)	572,406
NYLIFE Distributors (See Note 3)	185,171
Shareholder communication	55,464
Professional fees	31,076
Custodian	16,702
Trustees	1,565
Accrued expenses	7,969

Total liabilities	62,412,199

Net assets	$1,289,558,250

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$92,610
Additional paid-in capital	947,157,907

947,250,517
Total distributable earnings (loss)	342,307,733

Net assets	$1,289,558,250

Initial Class
Net assets applicable to outstanding shares	$380,123,937

Shares of beneficial interest outstanding	27,149,131

Net asset value per share outstanding	$14.00

Service Class
Net assets applicable to outstanding shares	$909,434,313

Shares of beneficial interest outstanding	65,460,966

Net asset value per share outstanding	$13.89

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,819,924
Dividends-unaffiliated (a)	6,908,201
Dividends-affiliated	76,295
Securities lending	24,377

Total income	14,828,797

Expenses
Manager (See Note 3)	3,424,823
Distribution/Service—Service Class (See Note 3)	1,100,873
Professional fees	78,042
Shareholder communication	63,061
Custodian	41,882
Trustees	15,311
Miscellaneous	23,741

Total expenses	4,747,733

Net investment income (loss)	10,081,064

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	32,871,822
Foreign currency transactions	(9,361)

Net realized gain (loss) on investments and foreign currency transactions	32,862,461

Net change in unrealized appreciation (depreciation) on unaffiliated investments	(50,524,215)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(17,661,754)

Net increase (decrease) in net assets resulting from operations	$(7,580,690)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $14,690.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,081,064	$22,723,253
Net realized gain (loss) on investments and foreign currency transactions	32,862,461	49,665,810
Net change in unrealized appreciation (depreciation) on investments	(50,524,215)	178,045,019

Net increase (decrease) in net assets resulting from operations	(7,580,690)	250,434,082

Distributions to shareholders:
Initial Class	—	(28,182,304)
Service Class	—	(60,334,066)

Total distributions to shareholders	—	(88,516,370)

Capital share transactions:
Net proceeds from sale of shares	84,396,975	126,141,088
Net asset value of shares issued to shareholders in reinvestment of distributions	—	88,516,370
Cost of shares redeemed	(111,150,578)	(172,441,690)

Increase (decrease) in net assets derived from capital share transactions	(26,753,603)	42,215,768

Net increase (decrease) in net assets	(34,334,293)	204,133,480

Net Assets
Beginning of period	1,323,892,543	1,119,759,063

End of period	$1,289,558,250	$1,323,892,543

28	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$14.04		$12.31		$13.18		$11.82		$12.11	$13.13

Net investment income (loss) (a)	0.12		0.27		0.26		0.25		0.22	0.24

Net realized and unrealized gain (loss) on investments	(0.16)		2.48		(0.14)		1.89		0.32	(0.17)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡

Total from investment operations	(0.04)		2.75		0.12		2.14		0.54	0.07

Less distributions:

From net investment income	—		(0.25)		(0.25)		(0.23)		(0.23)	(0.25)

From net realized gain on investments	—		(0.77)		(0.74)		(0.55)		(0.60)	(0.84)

Total distributions	—		(1.02)		(0.99)		(0.78)		(0.83)	(1.09)

Net asset value at end of period	$14.00		$14.04		$12.31		$13.18		$11.82	$12.11

Total investment return (b)	(0.28	%)(c)	22.93%		0.42%		18.35%		4.70%	0.70%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.78	% ††	2.01%		1.93%		1.95%		1.87%	1.84%

Net expenses (d)	0.58	% ††	0.58%		0.58%		0.58%		0.59%	0.58%

Expenses (before waiver/reimbursement) (d)	0.58	% ††	0.58%		0.58	%(e)	0.58	%(e)	0.59%	0.58%

Portfolio turnover rate	74	% (f)	98	%(f)	132	%(f)	73	%(f)	74%	76%

Net assets at end of period (in 000’s)	$380,124		$404,231		$371,106		$417,996		$401,219	$429,680

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.
(f)

The portfolio turnover rate not including mortgage dollar rolls were 69%, 93%, 103% and 66% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019		2018		2017		2016	2015

Net asset value at beginning of period	$13.94		$12.24		$13.11		$11.77		$12.06	$13.08

Net investment income (loss) (a)	0.10		0.24		0.22		0.22		0.19	0.21

Net realized and unrealized gain (loss) on investments	(0.15)		2.45		(0.13)		1.88		0.32	(0.17)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡

Total from investment operations	(0.05)		2.69		0.09		2.10		0.51	0.04

Less distributions:

From net investment income	—		(0.22)		(0.22)		(0.21)		(0.20)	(0.22)

From net realized gain on investments	—		(0.77)		(0.74)		(0.55)		(0.60)	(0.84)

Total distributions	—		(0.99)		(0.96)		(0.76)		(0.80)	(1.06)

Net asset value at end of period	$13.89		$13.94		$12.24		$13.11		$11.77	$12.06

Total investment return (b)	(0.36%)		22.62%		0.17%		18.05%		4.44%	0.45%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.53	% ††	1.76%		1.69%		1.70%		1.62%	1.60%

Net expenses (c)	0.83	% ††	0.83%		0.83%		0.83%		0.84%	0.83%

Expenses (before waiver/reimbursement) (c)	0.83	% ††	0.83%		0.83	%(d)	0.83	%(d)	0.84%	0.83%

Portfolio turnover rate	74	% (e)	98	%(e)	132	%(e)	73	%(e)	74%	76%

Net assets at end of period (in 000’s)	$909,434		$919,661		$748,653		$730,439		$619,849	$591,626

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)

The portfolio turnover rate not including mortgage dollar rolls were 69%, 93%, 103% and 66% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018 and 2017, respectively.

30	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

31

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”)

32	MainStay VP Janus Henderson Balanced Portfolio

are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued

33

Notes to Financial Statements (Unaudited) (continued)

interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2020, the Portfolio did not hold any unfunded commitments.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or

34	MainStay VP Janus Henderson Balanced Portfolio

political conditions, these securities may experience higher than normal default rates.

The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or “Subadvisor”), a registered investment adviser and wholly- owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.54%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,424,823 and paid the Subadvisor in the amount of $1,596,533.

35

Notes to Financial Statements (Unaudited) (continued)

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$19,877	$307,335	$(297,158)	$—	$—	$30,054	$76	$—	30,054

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,081,820,081	$251,236,363	$(23,420,568)	$227,815,795

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains

$20,457,199	$68,059,171

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street Served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio

36	MainStay VP Janus Henderson Balanced Portfolio

and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $492,804 and $571,829, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $444,788 and $362,068, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	298,402	$4,056,536
Shares redeemed	(1,950,564)	(26,282,120)

Net increase (decrease)	(1,652,162)	$(22,225,584)

Year ended December 31, 2019:
Shares sold	606,484	$8,220,994
Shares issued to shareholders in reinvestment of distributions	2,152,552	28,182,304
Shares redeemed	(4,111,991)	(55,709,208)

Net increase (decrease)	(1,352,955)	$(19,305,910)

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	5,978,920	$80,340,439
Shares redeemed	(6,473,291)	(84,868,458)

Net increase (decrease)	(494,371)	$(4,528,019)

Year ended December 31, 2019:
Shares sold	8,740,283	$117,920,094
Shares issued to shareholders in reinvestment of distributions	4,635,701	60,334,066
Shares redeemed	(8,608,975)	(116,732,482)

Net increase (decrease)	4,767,009	$61,521,678

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

37

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

38	MainStay VP Janus Henderson Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

39

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannnual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation,

51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781630	MSVPJB10-08/20 (NYLIAC) NI524

MainStay VP MacKay S&P 500 Index Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	–3.13%	7.35%	10.48%	13.69%	0.19%
Service Class Shares	6/5/2003	–3.25	7.08	10.21	13.41	0.44

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	–3.08%	7.51%	10.73%	13.99%
Morningstar Large Blend Category Average[4]	–5.48	3.74	8.35	12.22

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$968.70	$0.73	$1,024.12	$0.75	0.15%

Service Class Shares	$1,000.00	$967.50	$1.96	$1,022.87	$2.01	0.40%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of June 30, 2020 (Unaudited)

Software	8.7%

Technology Hardware, Storage & Peripherals	5.6

IT Services	5.3

Interactive Media & Services	5.1

Internet & Direct Marketing Retail	4.6

Semiconductors & Semiconductor Equipment	4.4

Pharmaceuticals	4.0

Health Care Equipment & Supplies	3.5

Banks	3.4

Equity Real Estate Investment Trusts	2.6

Health Care Providers & Services	2.6

Capital Markets	2.5

Oil, Gas & Consumable Fuels	2.4

Biotechnology	2.3

Specialty Retail	2.2

Entertainment	1.9

Electric Utilities	1.8

Insurance	1.8

Aerospace & Defense	1.6

Beverages	1.6

Chemicals	1.6

Diversified Telecommunication Services	1.6

Household Products	1.6

Food & Staples Retailing	1.4

Hotels, Restaurants & Leisure	1.4

Machinery	1.4

Diversified Financial Services	1.3

Media	1.2

Industrial Conglomerates	1.1

Life Sciences Tools & Services	1.1

Food Products	1.0

Communications Equipment	0.9

Multi-Utilities	0.9

Road & Rail	0.9

Tobacco	0.7%

Textiles, Apparel & Luxury Goods	0.6

Air Freight & Logistics	0.5

Electronic Equipment, Instruments & Components	0.5

Multiline Retail	0.5

Building Products	0.4

Commercial Services & Supplies	0.4

Consumer Finance	0.4

Electrical Equipment	0.4

Containers & Packaging	0.3

Household Durables	0.3

Metals & Mining	0.3

Professional Services	0.3

Airlines	0.2

Automobiles	0.2

Energy Equipment & Services	0.2

Personal Products	0.2

Trading Companies & Distributors	0.2

Wireless Telecommunication Services	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Health Care Technology	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Diversified Consumer Services	0.0	‡

Gas Utilities	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Leisure Products	0.0	‡

Short-Term Investment	7.3

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page XX for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Johnson & Johnson

7.	Berkshire Hathaway, Inc., Class B

8.	Visa, Inc., Class A

9.	Procter & Gamble Co.

10.	JPMorgan Chase & Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay S&P 500 Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay S&P 500 Index Portfolio returned –3.13% for Initial Class shares and –3.25% for Service Class shares. Over the same period, both share classes underperformed the –3.08% return of the S&P 500® Index, which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the six months ended June 30, 2020, both share classes outperformed the –5.48% return of the Morningstar Large Blend Category Average.1

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Derivatives had a positive impact on the Portfolio’s performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industry groups with highest total returns during the reporting period included Internet & direct marketing retail, wireless telecommunication services and software. During the same period, the S&P 500® industry groups that had the lowest total returns were energy equipment & services, airlines and diversified consumer services.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included software, internet & catalog retail, and technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.) During the same period, the S&P 500® industries that made the weakest contributions to the Portfolio’s absolute performance included banks, oil, gas & consumable fuels, and aerospace & defense.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

The S&P 500® stocks with the highest total returns during the reporting period were video-oriented semiconductor maker NVIDIA, digital payments company PayPal and online retailer Amazon.com. Conversely, the S&P® 500 stocks with the lowest total returns over the same period were diversified financial services company Wells Fargo, aerospace & defense contractor Raytheon Technology, and aircraft maker Boeing.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The strongest positive contributors to the Portfolio’s absolute performance during the reporting period included Amazon.com, software developer Microsoft and consumer electronics maker Apple. During the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s absolute performance were diversified financial company JPMorgan Chase, Wells Fargo and diversified conglomerate Berkshire Hathaway.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 10 additions to, and 10 deletions from, the S&P 500® Index.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value

Common Stocks 92.8%†
Aerospace & Defense 1.6%
Boeing Co.	51,090	$9,364,797
General Dynamics Corp.	22,164	3,312,631
Howmet Aerospace, Inc.	36,695	581,616
Huntington Ingalls Industries, Inc.	3,915	683,128
L3Harris Technologies, Inc.	20,572	3,490,451
Lockheed Martin Corp.	23,540	8,590,217
Northrop Grumman Corp.	14,774	4,542,119
Raytheon Technologies Corp.	140,163	8,636,844
Teledyne Technologies, Inc. (a)	3,494	1,086,459
Textron, Inc.	21,795	717,274
TransDigm Group, Inc.	4,792	2,118,304

		43,123,840

Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	12,823	1,013,786
Expeditors International of Washington, Inc.	16,171	1,229,643
FedEx Corp.	22,735	3,187,902
United Parcel Service, Inc., Class B	67,101	7,460,289

		12,891,620

Airlines 0.2%
Alaska Air Group, Inc.	11,678	423,444
American Airlines Group, Inc. (b)	40,814	533,439
Delta Air Lines, Inc.	54,809	1,537,393
Southwest Airlines Co.	51,112	1,747,008
United Airlines Holdings, Inc. (a)	24,080	833,409

		5,074,693

Auto Components 0.1%
Aptiv PLC	24,814	1,933,507
BorgWarner, Inc.	19,563	690,574

		2,624,081

Automobiles 0.2%
Ford Motor Co.	371,175	2,256,744
General Motors Co.	120,014	3,036,354

		5,293,098

Banks 3.4%
Bank of America Corp.	743,355	17,654,681
Citigroup, Inc.	198,393	10,137,882
Citizens Financial Group, Inc.	41,379	1,044,406
Comerica, Inc.	13,721	522,770
Fifth Third Bancorp	67,547	1,302,306
First Republic Bank	16,341	1,731,983
Huntington Bancshares, Inc.	98,299	888,132
JPMorgan Chase & Co.	290,376	27,312,767
KeyCorp	93,752	1,141,899
M&T Bank Corp.	12,224	1,270,929
People’s United Financial, Inc.	41,390	478,882
PNC Financial Services Group, Inc.	40,431	4,253,746
Regions Financial Corp.	91,817	1,021,005

	Shares	Value

Banks (continued)
SVB Financial Group (a)	4,882	$1,052,217
Truist Financial Corp.	128,412	4,821,871
U.S. Bancorp	130,628	4,809,723
Wells Fargo & Co.	355,558	9,102,285
Zions Bancorp., N.A.	15,742	535,228

		89,082,712

Beverages 1.6%
Brown-Forman Corp., Class B	17,242	1,097,626
Coca-Cola Co.	368,483	16,463,820
Constellation Brands, Inc., Class A	16,006	2,800,250
Molson Coors Beverage Co., Class B	17,794	611,402
Monster Beverage Corp. (a)	35,627	2,469,663
PepsiCo., Inc.	132,227	17,488,343

		40,931,104

Biotechnology 2.3%
AbbVie, Inc.	167,948	16,489,134
Alexion Pharmaceuticals, Inc. (a)	21,233	2,383,192
Amgen, Inc.	56,059	13,222,076
Biogen, Inc. (a)	15,551	4,160,670
Gilead Sciences, Inc.	119,504	9,194,638
Incyte Corp. (a)	17,194	1,787,660
Regeneron Pharmaceuticals, Inc. (a)	9,612	5,994,524
Vertex Pharmaceuticals, Inc. (a)	24,709	7,173,270

		60,405,164

Building Products 0.4%
A.O. Smith Corp.	13,103	617,413
Allegion PLC	8,844	904,034
Carrier Global Corp.	77,239	1,716,251
Fortune Brands Home & Security, Inc.	13,249	847,009
Johnson Controls International PLC	70,422	2,404,207
Masco Corp.	25,135	1,262,028
Trane Technologies PLC	22,879	2,035,773

		9,786,715

Capital Markets 2.5%
Ameriprise Financial, Inc.	11,659	1,749,316
Bank of New York Mellon Corp.	76,890	2,971,799
BlackRock, Inc.	14,701	7,998,667
Cboe Global Markets, Inc.	10,577	986,623
Charles Schwab Corp.	108,545	3,662,308
CME Group, Inc.	34,110	5,544,239
E*TRADE Financial Corp.	21,481	1,068,250
Franklin Resources, Inc.	26,710	560,109
Goldman Sachs Group, Inc.	29,495	5,828,802
Intercontinental Exchange, Inc.	52,149	4,776,848
Invesco, Ltd.	35,427	381,195
MarketAxess Holdings, Inc.	3,578	1,792,292
Moody’s Corp.	15,412	4,234,139
Morgan Stanley	114,235	5,517,550
MSCI, Inc.	8,102	2,704,610
Nasdaq, Inc.	10,919	1,304,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Capital Markets (continued)
Northern Trust Corp.	19,827	$1,573,074
Raymond James Financial, Inc.	11,705	805,655
S&P Global, Inc.	22,957	7,563,872
State Street Corp.	33,815	2,148,943
T. Rowe Price Group, Inc.	21,574	2,664,389

		65,837,173

Chemicals 1.6%
Air Products & Chemicals, Inc.	21,047	5,082,009
Albemarle Corp.	10,039	775,111
Celanese Corp.	11,506	993,428
CF Industries Holdings, Inc.	20,679	581,907
Corteva, Inc. (a)	70,940	1,900,483
Dow, Inc. (a)	70,398	2,869,423
DuPont de Nemours, Inc.	69,930	3,715,381
Eastman Chemical Co.	12,975	903,579
Ecolab, Inc.	23,567	4,688,655
FMC Corp.	12,353	1,230,606
International Flavors & Fragrances, Inc.	10,114	1,238,560
Linde PLC	50,049	10,615,893
LyondellBasell Industries N.V., Class A	24,449	1,606,788
Mosaic Co.	33,614	420,511
PPG Industries, Inc.	22,383	2,373,941
Sherwin-Williams Co.	7,701	4,450,023

		43,446,298

Commercial Services & Supplies 0.4%
Cintas Corp.	7,980	2,125,553
Copart, Inc. (a)	19,689	1,639,503
Republic Services, Inc.	20,051	1,645,184
Rollins, Inc.	13,340	565,483
Waste Management, Inc.	36,971	3,915,599

		9,891,322

Communications Equipment 0.9%
Arista Networks, Inc. (a)	5,155	1,082,705
Cisco Systems, Inc.	404,149	18,849,509
F5 Networks, Inc. (a)	5,697	794,617
Juniper Networks, Inc.	31,859	728,297
Motorola Solutions, Inc.	16,308	2,285,240

		23,740,368

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	12,399	1,051,435
Quanta Services, Inc.	13,470	528,428

		1,579,863

Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,915	1,221,862
Vulcan Materials Co.	12,531	1,451,716

		2,673,578

	Shares	Value

Consumer Finance 0.4%
American Express Co.	62,904	$5,988,461
Capital One Financial Corp.	43,642	2,731,553
Discover Financial Services	29,190	1,462,127
Synchrony Financial	51,176	1,134,060

		11,316,201

Containers & Packaging 0.3%
Amcor PLC (a)	150,041	1,531,919
Avery Dennison Corp.	7,975	909,868
Ball Corp.	31,138	2,163,780
International Paper Co.	37,211	1,310,199
Packaging Corp. of America	8,966	894,807
Sealed Air Corp.	14,637	480,825
WestRock Co.	24,379	688,950

		7,980,348

Distributors 0.1%
Genuine Parts Co.	13,837	1,203,266
LKQ Corp. (a)	29,191	764,804

		1,968,070

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	19,000	271,320

Diversified Financial Services 1.3%
Berkshire Hathaway, Inc., Class B (a)	185,263	33,071,298

Diversified Telecommunication Services 1.6%
AT&T, Inc.	679,072	20,528,346
CenturyLink, Inc.	92,992	932,710
Verizon Communications, Inc.	394,344	21,740,185

		43,201,241

Electric Utilities 1.8%
Alliant Energy Corp.	23,356	1,117,351
American Electric Power Co., Inc.	47,228	3,761,238
Duke Energy Corp.	70,030	5,594,697
Edison International	36,017	1,956,083
Entergy Corp.	18,835	1,766,911
Evergy, Inc.	21,692	1,286,119
Eversource Energy	32,034	2,667,471
Exelon Corp.	92,860	3,369,889
FirstEnergy Corp.	51,151	1,983,636
NextEra Energy, Inc.	46,644	11,202,490
NRG Energy, Inc.	23,961	780,170
Pinnacle West Capital Corp.	10,638	779,659
PPL Corp.	73,275	1,893,426
Southern Co.	100,631	5,217,717
Xcel Energy, Inc.	49,672	3,104,500

		46,481,357

10	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electrical Equipment 0.4%
AMETEK, Inc.	21,864	$1,953,986
Eaton Corp. PLC	38,119	3,334,650
Emerson Electric Co.	56,938	3,531,864
Rockwell Automation, Inc.	11,079	2,359,827

		11,180,327

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	28,425	2,723,399
CDW Corp.	13,731	1,595,268
Corning, Inc.	73,207	1,896,061
FLIR Systems, Inc.	12,843	521,040
IPG Photonics Corp. (a)	3,375	541,316
Keysight Technologies, Inc. (a)	17,769	1,790,760
TE Connectivity, Ltd.	31,434	2,563,443
Zebra Technologies Corp., Class A (a)	5,119	1,310,208

		12,941,495

Energy Equipment & Services 0.2%
Baker Hughes Co.	61,457	945,823
Halliburton Co.	82,980	1,077,080
National Oilwell Varco, Inc.	36,554	447,787
Schlumberger, Ltd.	132,256	2,432,188
TechnipFMC PLC	39,757	271,938

		5,174,816

Entertainment 1.9%
Activision Blizzard, Inc.	73,426	5,573,033
Electronic Arts, Inc. (a)	27,512	3,632,960
Live Nation Entertainment, Inc. (a)	13,379	593,091
Netflix, Inc. (a)	41,913	19,072,092
Take-Two Interactive Software, Inc. (a)	10,721	1,496,330
Walt Disney Co.	172,134	19,194,662

		49,562,168

Equity Real Estate Investment Trusts 2.6%
Alexandria Real Estate Equities, Inc.	12,075	1,959,169
American Tower Corp.	42,246	10,922,281
Apartment Investment & Management Co., Class A	14,103	530,837
AvalonBay Communities, Inc.	13,412	2,074,032
Boston Properties, Inc.	13,687	1,237,031
Crown Castle International Corp.	39,716	6,646,473
Digital Realty Trust, Inc.	25,570	3,633,753
Duke Realty Corp.	34,986	1,238,155
Equinix, Inc.	8,435	5,923,900
Equity Residential	33,023	1,942,413
Essex Property Trust, Inc.	6,290	1,441,479
Extra Space Storage, Inc.	12,327	1,138,645
Federal Realty Investment Trust	6,686	569,714
Healthpeak Properties, Inc.	51,143	1,409,501
Host Hotels & Resorts, Inc.	69,110	745,697

	Shares	Value

Equity Real Estate Investment Trusts (continued)
Iron Mountain, Inc.	27,198	$709,868
Kimco Realty Corp.	41,158	528,469
Mid-America Apartment Communities, Inc.	10,803	1,238,780
Prologis, Inc.	70,386	6,569,125
Public Storage	14,225	2,729,635
Realty Income Corp.	32,727	1,947,256
Regency Centers Corp.	15,872	728,366
SBA Communications Corp.	10,713	3,191,617
Simon Property Group, Inc.	29,175	1,994,986
SL Green Realty Corp.	7,441	366,767
UDR, Inc.	27,740	1,036,921
Ventas, Inc.	35,293	1,292,430
Vornado Realty Trust	15,002	573,226
Welltower, Inc.	39,785	2,058,874
Weyerhaeuser Co.	70,565	1,584,890

		67,964,290

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	42,051	12,750,284
Kroger Co.	75,676	2,561,633
Sysco Corp.	48,605	2,656,749
Walgreens Boots Alliance, Inc.	70,222	2,976,710
Walmart, Inc.	134,940	16,163,113

		37,108,489

Food Products 1.0%
Archer-Daniels-Midland Co.	52,760	2,105,124
Campbell Soup Co.	15,975	792,839
Conagra Brands, Inc.	46,094	1,621,126
General Mills, Inc.	57,528	3,546,601
Hershey Co.	14,111	1,829,068
Hormel Foods Corp.	26,303	1,269,646
J.M. Smucker Co.	10,804	1,143,171
Kellogg Co.	23,557	1,556,175
Kraft Heinz Co.	58,941	1,879,629
Lamb Weston Holdings, Inc.	13,800	882,234
McCormick & Co., Inc.	11,762	2,110,220
Mondelez International, Inc., Class A	136,035	6,955,470
Tyson Foods, Inc., Class A	27,915	1,666,805

		27,358,108

Gas Utilities 0.0%‡
Atmos Energy Corp.	11,652	1,160,306

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	168,568	15,412,172
ABIOMED, Inc. (a)	4,296	1,037,742
Align Technology, Inc. (a)	6,883	1,888,971
Baxter International, Inc.	48,364	4,164,140
Becton Dickinson & Co.	28,101	6,723,726
Boston Scientific Corp. (a)	136,152	4,780,297
Cooper Cos., Inc.	4,696	1,331,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Danaher Corp.	59,966	$10,603,788
DENTSPLY SIRONA, Inc.	21,233	935,526
DexCom, Inc. (a)	8,796	3,565,898
Edwards Lifesciences Corp. (a)	59,106	4,084,816
Hologic, Inc. (a)	24,607	1,402,599
IDEXX Laboratories, Inc. (a)	8,155	2,692,455
Intuitive Surgical, Inc. (a)	11,114	6,333,091
Medtronic PLC	127,802	11,719,443
ResMed, Inc.	13,790	2,647,680
STERIS PLC	8,049	1,235,039
Stryker Corp.	30,647	5,522,283
Teleflex, Inc.	4,380	1,594,232
Varian Medical Systems, Inc. (a)	8,626	1,056,858
West Pharmaceutical Services, Inc.	7,013	1,593,143
Zimmer Biomet Holdings, Inc.	19,708	2,352,347

		92,678,219

Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	14,150	1,425,895
Anthem, Inc.	24,026	6,318,357
Cardinal Health, Inc.	27,840	1,452,970
Centene Corp. (a)	55,287	3,513,489
Cigna Corp. (a)	35,163	6,598,337
CVS Health Corp.	124,564	8,092,923
DaVita, Inc. (a)	8,125	643,013
HCA Healthcare, Inc.	25,191	2,445,038
Henry Schein, Inc. (a)	13,683	798,950
Humana, Inc.	12,605	4,887,589
Laboratory Corp. of America Holdings (a)	9,253	1,537,016
McKesson Corp.	15,310	2,348,860
Quest Diagnostics, Inc.	12,756	1,453,674
UnitedHealth Group, Inc.	90,379	26,657,286
Universal Health Services, Inc., Class B	7,402	687,572

		68,860,969

Health Care Technology 0.1%
Cerner Corp.	29,081	1,993,503

Hotels, Restaurants & Leisure 1.4%
Carnival Corp. (b)	45,148	741,330
Chipotle Mexican Grill, Inc. (a)	2,445	2,573,020
Darden Restaurants, Inc.	12,377	937,805
Domino’s Pizza, Inc.	3,728	1,377,272
Hilton Worldwide Holdings, Inc.	26,423	1,940,769
Las Vegas Sands Corp.	32,065	1,460,240
Marriott International, Inc., Class A	25,891	2,219,636
McDonald’s Corp.	70,860	13,071,544
MGM Resorts International	47,016	789,869
Norwegian Cruise Line Holdings, Ltd. (a)	23,566	387,189
Royal Caribbean Cruises, Ltd.	16,278	818,784
Starbucks Corp.	111,318	8,191,892

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wynn Resorts, Ltd.	9,173	$683,297
Yum! Brands, Inc.	28,821	2,504,833

		37,697,480

Household Durables 0.3%
D.R. Horton, Inc.	31,875	1,767,469
Garmin, Ltd.	13,686	1,334,385
Leggett & Platt, Inc.	12,453	437,723
Lennar Corp., Class A	26,171	1,612,657
Mohawk Industries, Inc. (a)	5,672	577,183
Newell Brands, Inc.	36,097	573,220
NVR, Inc. (a)	332	1,081,905
PulteGroup, Inc.	24,410	830,672
Whirlpool Corp.	6,017	779,382

		8,994,596

Household Products 1.6%
Church & Dwight Co., Inc.	23,402	1,808,975
Clorox Co.	11,912	2,613,135
Colgate-Palmolive Co.	81,626	5,979,921
Kimberly-Clark Corp.	32,602	4,608,293
Procter & Gamble Co.	235,925	28,209,552

		43,219,876

Independent Power & Renewable Electricity Producers 0.0%‡
AES Corp.	62,885	911,204

Industrial Conglomerates 1.1%
3M Co.	54,815	8,550,592
General Electric Co.	833,584	5,693,378
Honeywell International, Inc.	66,885	9,670,902
Roper Technologies, Inc.	9,949	3,862,799

		27,777,671

Insurance 1.8%
Aflac, Inc.	68,377	2,463,623
Allstate Corp.	29,935	2,903,396
American International Group, Inc.	82,404	2,569,357
Aon PLC, Class A	22,022	4,241,437
Arthur J. Gallagher & Co.	17,948	1,749,750
Assurant, Inc.	5,790	598,049
Chubb, Ltd.	43,166	5,465,679
Cincinnati Financial Corp.	14,390	921,392
Everest Re Group, Ltd.	3,860	795,932
Globe Life, Inc.	9,506	705,630
Hartford Financial Services Group, Inc.	34,249	1,320,299
Lincoln National Corp.	18,414	677,451
Loews Corp.	23,623	810,033
Marsh & McLennan Cos., Inc.	48,623	5,220,651
MetLife, Inc.	73,518	2,684,877
Principal Financial Group, Inc.	24,559	1,020,181
Progressive Corp.	55,778	4,468,376
Prudential Financial, Inc.	37,643	2,292,459
Travelers Cos., Inc.	24,095	2,748,035

12	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Insurance (continued)
Unum Group	19,758	$327,785
W.R. Berkley Corp.	13,710	785,446
Willis Towers Watson PLC	12,218	2,406,335

		47,176,173

Interactive Media & Services 5.1%
Alphabet, Inc. (a)
Class A	28,594	40,547,722
Class C	27,871	39,398,724
Facebook, Inc., Class A (a)	229,150	52,033,091
Twitter, Inc. (a)	74,774	2,227,517

		134,207,054

Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc. (a)	39,927	110,151,406
Booking Holdings, Inc. (a)	3,901	6,211,718
eBay, Inc.	62,946	3,301,518
Expedia Group, Inc.	12,909	1,061,120

		120,725,762

IT Services 5.3%
Accenture PLC, Class A	60,734	13,040,804
Akamai Technologies, Inc. (a)	15,383	1,647,365
Automatic Data Processing, Inc.	41,103	6,119,826
Broadridge Financial Solutions, Inc.	10,911	1,376,859
Cognizant Technology Solutions Corp., Class A	51,516	2,927,139
DXC Technology Co.	24,800	409,200
Fidelity National Information Services, Inc.	58,879	7,895,085
Fiserv, Inc. (a)	53,593	5,231,749
FleetCor Technologies, Inc. (a)	7,986	2,008,719
Gartner, Inc. (a)	8,537	1,035,794
Global Payments, Inc.	28,403	4,817,717
International Business Machines Corp.	84,615	10,218,954
Jack Henry & Associates, Inc.	7,295	1,342,499
Leidos Holdings, Inc.	12,666	1,186,424
Mastercard, Inc., Class A	84,282	24,922,187
Paychex, Inc.	30,294	2,294,771
PayPal Holdings, Inc. (a)	111,896	19,495,640
VeriSign, Inc. (a)	9,689	2,003,976
Visa, Inc., Class A	160,779	31,057,679
Western Union Co.	40,142	867,870

		139,900,257

Leisure Products 0.0% ‡
Hasbro, Inc.	12,112	907,794

Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	29,314	2,590,478
Bio-Rad Laboratories, Inc., Class A (a)	2,037	919,685
Illumina, Inc. (a)	14,009	5,188,233
IQVIA Holdings, Inc. (a)	16,925	2,401,319

	Shares	Value

Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc. (a)	2,278	$1,835,043
PerkinElmer, Inc.	10,522	1,032,103
Thermo Fisher Scientific, Inc.	37,638	13,637,753
Waters Corp. (a)	5,933	1,070,313

		28,674,927

Machinery 1.4%
Caterpillar, Inc.	51,579	6,524,743
Cummins, Inc.	13,960	2,418,710
Deere & Co.	29,827	4,687,313
Dover Corp.	13,778	1,330,404
Flowserve Corp.	12,425	354,361
Fortive Corp.	27,969	1,892,382
IDEX Corp.	7,186	1,135,675
Illinois Tool Works, Inc.	27,398	4,790,540
Ingersoll Rand, Inc. (a)	32,830	923,180
Otis Worldwide Corp.	38,619	2,195,876
PACCAR, Inc.	32,808	2,455,679
Parker-Hannifin Corp.	12,167	2,229,846
Pentair PLC	15,919	604,763
Snap-On, Inc.	5,229	724,269
Stanley Black & Decker, Inc.	14,684	2,046,656
Westinghouse Air Brake Technologies Corp.	17,251	993,140
Xylem, Inc.	17,053	1,107,763

		36,415,300

Media 1.2%
Charter Communications, Inc., Class A (a)	14,363	7,325,704
Comcast Corp., Class A	434,057	16,919,542
Discovery, Inc. (a)
Class A (b)	14,969	315,846
Class C	29,200	562,392
DISH Network Corp., Class A (a)	24,339	839,939
Fox Corp.
Class A	32,907	882,566
Class B (a)	15,382	412,853
Interpublic Group of Cos., Inc.	36,681	629,446
News Corp.
Class A	36,985	438,642
Class B	11,535	137,843
Omnicom Group, Inc.	20,605	1,125,033
ViacomCBS, Inc., Class B	50,996	1,189,227

		30,779,033

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	137,438	1,590,158
Newmont Corp.	76,485	4,722,184
Nucor Corp.	28,718	1,189,212

		7,501,554

Multi-Utilities 0.9%
Ameren Corp.	23,284	1,638,262
CenterPoint Energy, Inc.	51,908	969,122
CMS Energy Corp.	26,881	1,570,388

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities (continued)
Consolidated Edison, Inc.	31,839	$2,290,179
Dominion Energy, Inc.	79,979	6,492,695
DTE Energy Co.	18,286	1,965,745
NiSource, Inc.	36,433	828,487
Public Service Enterprise Group, Inc.	47,898	2,354,666
Sempra Energy	28,028	3,285,723
WEC Energy Group, Inc.	29,880	2,618,982

		24,014,249

Multiline Retail 0.5%
Dollar General Corp.	23,989	4,570,144
Dollar Tree, Inc. (a)	22,415	2,077,422
Kohl’s Corp.	15,066	312,921
Target Corp.	47,651	5,714,785

		12,675,272

Oil, Gas & Consumable Fuels 2.4%
Apache Corp.	35,614	480,789
Cabot Oil & Gas Corp.	37,984	652,565
Chevron Corp.	177,920	15,875,802
Concho Resources, Inc.	19,048	980,972
ConocoPhillips	102,200	4,294,444
Devon Energy Corp.	36,836	417,720
Diamondback Energy, Inc.	15,440	645,701
EOG Resources, Inc.	55,468	2,810,009
Exxon Mobil Corp.	402,942	18,019,566
Hess Corp.	24,517	1,270,226
HollyFrontier Corp.	14,336	418,611
Kinder Morgan, Inc.	184,425	2,797,727
Marathon Oil Corp.	76,154	466,063
Marathon Petroleum Corp.	62,338	2,330,194
Noble Energy, Inc.	45,303	405,915
Occidental Petroleum Corp.	84,728	1,550,522
ONEOK, Inc.	40,338	1,340,028
Phillips 66	41,614	2,992,047
Pioneer Natural Resources Co.	15,829	1,546,493
Valero Energy Corp.	38,853	2,285,334
Williams Cos., Inc.	114,811	2,183,705

		63,764,433

Personal Products 0.2%
Coty, Inc., Class A	27,866	124,561
Estee Lauder Cos., Inc., Class A	21,420	4,041,526

		4,166,087

Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	215,631	12,679,103
Eli Lilly & Co.	80,260	13,177,087
Johnson & Johnson	251,073	35,308,396
Merck & Co., Inc.	240,543	18,601,190
Mylan N.V. (a)	48,869	785,814
Perrigo Co. PLC	12,889	712,375
Pfizer, Inc.	529,367	17,310,301

	Shares	Value

Pharmaceuticals (continued)
Zoetis, Inc.	45,233	$6,198,730

		104,772,996

Professional Services 0.3%
Equifax, Inc.	11,452	1,968,370
IHS Markit, Ltd.	37,995	2,868,622
Nielsen Holdings PLC	33,692	500,663
Robert Half International, Inc.	10,984	580,285
Verisk Analytics, Inc.	15,488	2,636,058

		8,553,998

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	31,857	1,440,574

Road & Rail 0.9%
CSX Corp.	72,948	5,087,394
J.B. Hunt Transport Services, Inc.	8,092	973,791
Kansas City Southern	9,176	1,369,885
Norfolk Southern Corp.	24,413	4,286,190
Old Dominion Freight Line, Inc.	9,092	1,541,912
Union Pacific Corp.	64,666	10,933,081

		24,192,253

Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc. (a)	111,613	5,871,960
Analog Devices, Inc.	34,990	4,291,174
Applied Materials, Inc.	87,504	5,289,617
Broadcom, Inc.	38,099	12,024,425
Intel Corp.	403,493	24,140,986
KLA Corp.	14,776	2,873,636
Lam Research Corp.	13,834	4,474,746
Maxim Integrated Products, Inc.	25,696	1,557,435
Microchip Technology, Inc.	23,380	2,462,148
Micron Technology, Inc. (a)	105,990	5,460,605
NVIDIA Corp.	58,621	22,270,704
Qorvo, Inc. (a)	11,153	1,232,741
QUALCOMM, Inc.	107,204	9,778,077
Skyworks Solutions, Inc.	15,899	2,032,846
Texas Instruments, Inc.	87,462	11,105,050
Xilinx, Inc.	23,173	2,279,991

		117,146,141

Software 8.7%
Adobe, Inc. (a)	45,915	19,987,259
ANSYS, Inc. (a)	8,187	2,388,394
Autodesk, Inc. (a)	20,802	4,975,630
Cadence Design Systems, Inc. (a)	26,539	2,546,682
Citrix Systems, Inc.	10,929	1,616,508
Fortinet, Inc. (a)	12,786	1,755,134
Intuit, Inc.	24,851	7,360,618
Microsoft Corp.	722,690	147,074,642
NortonLifeLock, Inc.	51,643	1,024,081
Oracle Corp.	198,351	10,962,860
Paycom Software, Inc. (a)	4,657	1,442,413

14	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software (continued)
salesforce.com, Inc. (a)	85,864	$16,084,903
ServiceNow, Inc. (a)	18,174	7,361,560
Synopsys, Inc. (a)	14,370	2,802,150
Tyler Technologies, Inc. (a)	3,789	1,314,328

		228,697,162

Specialty Retail 2.2%
Advance Auto Parts, Inc.	6,585	938,033
AutoZone, Inc. (a)	2,225	2,510,067
Best Buy Co., Inc.	21,662	1,890,443
CarMax, Inc. (a)	15,683	1,404,413
Gap, Inc.	20,286	256,009
Home Depot, Inc.	102,496	25,676,273
L Brands, Inc.	21,993	329,235
Lowe’s Cos., Inc.	71,951	9,722,019
O’Reilly Automotive, Inc. (a)	7,074	2,982,894
Ross Stores, Inc.	33,868	2,886,908
Tiffany & Co.	10,296	1,255,494
TJX Cos., Inc.	114,528	5,790,536
Tractor Supply Co.	11,019	1,452,194
Ulta Beauty, Inc. (a)	5,366	1,091,552

		58,186,070

Technology Hardware, Storage & Peripherals 5.6%
Apple, Inc. (c)	388,272	141,641,626
Hewlett Packard Enterprise Co.	123,647	1,203,085
HP, Inc.	136,273	2,375,238
NetApp, Inc.	21,110	936,651
Seagate Technology PLC	22,005	1,065,262
Western Digital Corp.	28,043	1,238,098
Xerox Holdings Corp. (a)	18,016	275,465

		148,735,425

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	34,248	386,660
NIKE, Inc., Class B	118,172	11,586,764
PVH Corp.	7,024	337,503
Ralph Lauren Corp.	4,734	343,310
Tapestry, Inc.	26,264	348,786
Under Armour, Inc. (a)
Class A	17,823	173,596
Class C	18,411	162,753
VF Corp.	30,387	1,851,784

		15,191,156

Tobacco 0.7%
Altria Group, Inc.	176,959	6,945,641
Philip Morris International, Inc.	148,392	10,396,343

		17,341,984

Trading Companies & Distributors 0.2%
Fastenal Co.	54,320	2,327,069

	Shares	Value

Trading Companies & Distributors (continued)
United Rentals, Inc. (a)	6,866	$1,023,309
W.W. Grainger, Inc.	4,185	1,314,759

		4,665,137

Water Utilities 0.1%
American Water Works Co., Inc.	17,112	2,201,630

Wireless Telecommunication Services 0.2%
T-Mobile U.S., Inc. (a)	44,763	4,662,066

Total Common Stocks (d) (Cost $1,014,469,608)		2,441,949,468

Short-Term Investments 7.3%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 0.05% (e)	3,535,664	3,535,664

Total Affiliated Investment Company (Cost $3,535,664)		3,535,664

	Principal Amount
U.S. Government & Federal Agencies 7.2%
United States Treasury Bills 7.2% (f)
(zero coupon), due 7/30/20 (c)	$6,300,000	6,300,124
0.004%, due 7/30/20 (c)	1,000,000	999,997
0.052%, due 7/2/20	1,900,000	1,899,997
0.054%, due 7/2/20	2,200,000	2,199,997
0.069%, due 7/2/20	7,300,000	7,299,986
0.071%, due 7/2/20	2,100,000	2,099,996
0.073%, due 7/2/20	9,700,000	9,699,981
0.074%, due 7/2/20	2,800,000	2,799,994
0.083%, due 7/2/20	1,800,000	1,799,996
0.086%, due 7/2/20	33,800,000	33,799,920
0.087%, due 7/2/20	100,000	100,000
0.088%, due 7/2/20	3,900,000	3,899,991
0.089%, due 7/2/20	6,400,000	6,399,984
0.091%, due 7/2/20	4,500,000	4,499,989
0.092%, due 7/2/20	1,100,000	1,099,997
0.095%, due 7/2/20	6,700,000	6,699,983
0.096%, due 7/2/20	9,500,000	9,499,975
0.098%, due 7/2/20	2,800,000	2,799,992
0.098%, due 7/30/20 (c)	3,700,000	3,699,711
0.10%, due 7/2/20	29,000,000	28,999,920
0.101%, due 7/2/20	3,100,000	3,099,991
0.101%, due 7/30/20 (c)	500,000	499,960
0.104%, due 7/2/20	1,200,000	1,199,997
0.105%, due 7/2/20	9,400,000	9,399,973
0.106%, due 7/2/20	2,700,000	2,699,992
0.115%, due 7/2/20	700,000	699,998
0.118%, due 7/2/20	4,800,000	4,799,984
0.122%, due 7/2/20	5,400,000	5,399,982

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
United States Treasury Bills (continued)
0.127%, due 7/30/20 (c)	$300,000	$299,970
0.134%, due 7/30/20 (c)	500,000	499,947
0.138%, due 7/30/20 (c)	300,000	299,967
0.14%, due 7/30/20 (c)	1,000,000	999,888
0.14%, due 10/8/20	3,300,000	3,298,593
0.143%, due 7/2/20	600,000	599,998
0.145%, due 10/8/20	3,500,000	3,498,508
0.16%, due 10/8/20	300,000	299,872
0.168%, due 10/8/20	4,200,000	4,198,210
0.194%, due 7/30/20 (c)	300,000	299,954
0.203%, due 7/2/20	8,600,000	8,599,952
0.231%, due 7/30/20 (c)	200,000	199,963
0.388%, due 7/30/20 (c)	1,000,000	999,692
0.562%, due 7/30/20 (c)	500,000	499,777

Total U.S. Government & Federal Agencies (Cost $188,993,848)		188,993,698

	Shares
Unaffiliated Investment Company 0.0% ‡
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (e)(g)	714,892	714,892

	Shares	Value
Unaffiliated Investment Company (continued)
Total Unaffiliated Investment Company (Cost $714,892)		$714,892

Total Short-Term Investments (Cost $193,244,404)		193,244,254

Total Investments (Cost $1,207,714,012)	100.1%	2,635,193,722
Other Assets, Less Liabilities	(0.1)	(3,439,915)
Net Assets	100.0%	$2,631,753,807

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $1,522,667; the total market value of collateral held by the Portfolio was $1,580,777. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $865,885 (See Note 2(I)).

(c)	Represents a security which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(e)	Current yield as of June 30, 2020.
(f)	Interest rate shown represents yield to maturity.
(g)	Represents a security purchased with cash collateral received for securities on loan.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts

S&P 500 Index Mini	1,216	September 2020	$187,315,995	$187,884,160	$568,165

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

16	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$2,441,949,468	$—	$—	$2,441,949,468
Short-Term Investments
Affiliated Investment Company	3,535,664	—	—	3,535,664
U.S. Government & Federal Agencies	—	188,993,698	—	188,993,698
Unaffiliated Investment Company	714,892	—	—	714,892
Total Short-Term Investments	4,250,556	188,993,698	—	193,244,254

Total Investments in Securities	2,446,200,024	188,993,698	—	2,635,193,722

Other Financial Instruments Futures Contracts (b)	568,165	—	—	568,165

Total Investments in Securities and Other Financial Instruments	$2,446,768,189	$188,993,698	$—	$2,635,761,887

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,204,178,348) including securities on loan of $1,522,667	$2,631,658,058
Investment in affiliated investment company, at value (identified cost $3,535,664)	3,535,664
Receivables:
Variation margin on futures contracts	2,628,308
Portfolio shares sold	2,241,536
Dividends	1,919,420
Securities lending	7,971
Investment securities sold	7,842
Other assets	50,347

Total assets	2,642,049,146

Liabilities
Due to custodian	3,498,612
Cash collateral received for securities on loan	714,892
Payables:
Portfolio shares redeemed	5,556,866
NYLIFE Distributors (See Note 3)	279,003
Manager (See Note 3)	200,185
Shareholder communication	38,065
Professional fees	4,885
Trustees	2,831

Total liabilities	10,295,339

Net assets	$2,631,753,807

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,253
Additional paid-in capital	1,123,125,767

1,123,170,020
Total distributable earnings (loss)	1,508,583,787

Net assets	$2,631,753,807

Initial Class
Net assets applicable to outstanding shares	$1,271,243,136

Shares of beneficial interest outstanding	21,269,797

Net asset value per share outstanding	$59.77

Service Class
Net assets applicable to outstanding shares	$1,360,510,671

Shares of beneficial interest outstanding	22,983,253

Net asset value per share outstanding	$59.20

18	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)

Income
Dividends-unaffiliated	$23,087,673
Interest	284,800
Securities lending	15,008
Dividends-affiliated	6,138

Total income	23,393,619

Expenses
Manager (See Note 3)	1,903,386
Distribution/Service—Service Class (See Note 3)	1,590,607
Professional fees	98,576
Shareholder communication	85,932
Custodian	46,134
Trustees	27,621
Miscellaneous	50,580

Total expenses before waiver/reimbursement	3,802,836
Expense waiver/reimbursement from Manager (See Note 3)	(475,427)

Net expenses	3,327,409

Net investment income (loss)	20,066,210

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts

Net realized gain (loss) on:
Unaffiliated investment transactions	(2,318,512)
Futures transactions	19,923,943

Net realized gain (loss) on investments and futures transactions	17,605,431

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(85,067,856)
Futures contracts	(478,129)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(85,545,985)

Net realized and unrealized gain (loss) on investments and futures transactions	(67,940,554)

Net increase (decrease) in net assets resulting from operations	$(47,874,344)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,066,210	$37,081,903
Net realized gain (loss) on investments and futures transactions	17,605,431	24,021,995

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(85,545,985)	531,359,165

Net increase (decrease) in net assets resulting from operations	(47,874,344)	592,463,063

Distributions to shareholders:
Initial Class	—	(23,519,063)
Service Class	—	(24,823,269)

Total distributions to shareholders	—	(48,342,332)

Capital share transactions:
Net proceeds from sale of shares	370,589,080	262,379,287
Net asset value of shares issued to shareholders in reinvestment of distributions	—	48,342,332
Cost of shares redeemed	(156,542,446)	(311,703,215)

Increase (decrease) in net assets derived from capital share transactions	214,046,634	(981,596)

Net increase (decrease) in net assets	166,172,290	543,139,135

Net Assets
Beginning of period	2,465,581,517	1,922,442,382

End of period	$2,631,753,807	$2,465,581,517

20	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018	2017	2016	2015

Net asset value at beginning of period	$61.70		$48.11	$52.02	$44.05	$41.29	$41.99

Net investment income (loss) (a)	0.52		1.01	1.04	0.80	0.70	0.70

Net realized and unrealized gain (loss) on investments	(2.45)		13.88	(3.15)	8.60	4.02	(0.29)

Total from investment operations	(1.93)		14.89	(2.11)	9.40	4.72	0.41

Less distributions:

From net investment income	—		(1.00)	(0.78)	(0.70)	(0.70)	(0.60)

From net realized gain on investments	—		(0.30)	(1.02)	(0.73)	(1.26)	(0.51)

Total distributions	—		(1.30)	(1.80)	(1.43)	(1.96)	(1.11)

Net asset value at end of period	$59.77		$61.70	$48.11	$52.02	$44.05	$41.29

Total investment return (b)	(3.13%)		31.25%	(4.52%)	21.49%	11.62%	1.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.82	% ††	1.80%	1.95%	1.65%	1.66%	1.67%

Net expenses (c)	0.15	% ††	0.16%	0.16%	0.22%	0.28%	0.27%

Expenses (before waiver/reimbursement) (c)	0.19	% ††	0.19%	0.19%	0.23%	0.28%	0.27%

Portfolio turnover rate	1%		7%	9%	3%	3%	3%

Net assets at end of period (in 000’s)	$1,271,243		$1,123,943	$1,001,911	$1,156,346	$899,633	$1,017,929

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended June 30,			Year ended December 31,

Service Class	2020*			2019	2018	2017	2016	2015

Net asset value at beginning of period	$61.19			$47.74	$51.66	$43.80	$41.08	$41.79

Net investment income (loss) (a)	0.45			0.86	0.90	0.67	0.59	0.60

Net realized and unrealized gain (loss) on investments	(2.44)			13.77	(3.13)	8.54	4.00	(0.28)

Total from investment operations	(1.99)			14.63	(2.23)	9.21	4.59	0.32

Less distributions:

From net investment income	—			(0.88)	(0.67)	(0.62)	(0.61)	(0.52)

From net realized gain on investments	—			(0.30)	(1.02)	(0.73)	(1.26)	(0.51)

Total distributions	—			(1.18)	(1.69)	(1.35)	(1.87)	(1.03)

Net asset value at end of period	$59.20			$61.19	$47.74	$51.66	$43.80	$41.08

Total investment return (b)	(3.25%)			30.92%	(4.76%)	21.19%	11.34%	0.85%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.57	% ††		1.54%	1.70%	1.40%	1.41%	1.42%

Net expenses (c)	0.40	% ††	†	0.41%	0.41%	0.47%	0.53%	0.52%

Expenses (before waiver/reimbursement) (c)	0.44	% ††		0.44%	0.44%	0.48%	0.53%	0.52%

Portfolio turnover rate	1%			7%	9%	3%	3%	3%

Net assets at end of period (in 000’s)	$1,360,511			$1,341,639	$920,531	$897,611	$613,011	$476,730

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

23

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a

24	MainStay VP MacKay S&P 500 Index Portfolio

delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the

25

Notes to Financial Statements (Unaudited) (continued)

right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $1,522,667; the total market value of collateral held by the Portfolio was $1,580,777. The market value of the collateral held included non-cash collateral, in the form of U.S. Treasury securities, with a value of $865,885 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $714,892.

(J)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio

26	MainStay VP MacKay S&P 500 Index Portfolio

while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$568,165	$568,165

Total Fair Value		$568,165	$568,165

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$19,923,943	$19,923,943

Total Realized Gain (Loss)		$19,923,943	$19,923,943

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(478,129)	$(478,129)

Total Change in Unrealized Appreciation (Depreciation)		$(478,129)	$(478,129)

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$131,339,650	$131,339,650

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively of the Portfolio’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,903,386 and waived fees/reimbursed expenses in the amount of $475,427 and paid the Subadvisor in the amount of $713,980.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

27

Notes to Financial Statements (Unaudited) (continued)

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of

New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$708	$359,952	$(357,124)	$—	$—	$3,536	$6	$—	3,536

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,224,895,205	$1,473,520,038	$(63,221,521)	$1,410,298,517

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$38,388,340	$9,953,992

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended June 30, 2020, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend

28	MainStay VP MacKay S&P 500 Index Portfolio

or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $174,228 and $33,204, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	4,046,651	$214,250,042
Shares redeemed	(993,064)	(55,385,181)

Net increase (decrease)	3,053,587	$158,864,861

Year ended December 31, 2019:
Shares sold	430,611	$23,884,514
Shares issued to shareholders in reinvestment of distributions	424,872	23,519,063
Shares redeemed	(3,463,147)	(193,423,909)

Net increase (decrease)	(2,607,664)	$(146,020,332)

Service Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	2,838,105	$156,339,038
Shares redeemed	(1,782,074)	(101,157,265)

Net increase (decrease)	1,056,031	$55,181,773

Year ended December 31, 2019:
Shares sold	4,305,106	$238,494,773
Shares issued to shareholders in reinvestment of distributions	451,926	24,823,269
Shares redeemed	(2,111,869)	(118,279,306)

Net increase (decrease)	2,645,163	$145,038,736

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims

(the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari noting that “there might not be a quorum in [the Supreme Court]” to rule suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. On July 6, 2020, the plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, the plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants, the Fund, as issuer of the Portfolio.

29

Notes to Financial Statements (Unaudited) (continued)

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his opening brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. On June 22, 2020, the Court scheduled oral argument to occur on August 24, 2020. In addition, the

District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay S&P 500 Index Portfolio	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 13–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

30	MainStay VP MacKay S&P 500 Index Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity

Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

32	MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

(NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781637	MSVPSP10-08/20 (NYLIAC) NI529

MainStay VP MacKay Unconstrained

Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	4/29/2011	-0.21%	2.07%	2.83%	3.61%	0.77%
Service Class Shares	4/29/2011	-0.33	1.81	2.57	3.35	1.02

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	6.14%	8.74%	4.30%	3.86%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[4]	0.94	2.11	1.50	0.96
Morningstar Nontraditional Bond Category Average[5]	-2.41	-0.51	2.07	1.80

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$997.90	$3.68	$1,021.18	$3.72	0.74%

Service Class Shares	$1,000.00	$996.70	$4.91	$1,019.94	$4.97	0.99%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP MacKay Unconstrained Bond Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

2.	Fannie Mae Connecticut Avenue Securities (Mortgage Pass-Through Securities), 3.835%–4.635%, due 1/25/29–9/25/29

3.	Bank of America Corp., 3.004%–8.57%, due 12/20/23–4/24/28

4.	Morgan Stanley, 3.875%–5.00%, due 10/15/20–1/27/26

5.	JPMorgan Chase & Co., 2.956%–4.60%, due 2/1/25–5/13/31
6.	GS Mortgage Securities Trust, 1.385%–3.43%, due 6/15/38–9/1/52

7.	Wells Fargo Commercial Mortgage Trust, 2.787%–4.194%, due 6/15/36–10/15/52

8.	FREMF Mortgage Trust, 3.614%-4.073%, due 6/25/45–11/25/47

9.	Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes, 2.035%–6.535%, due 9/25/28–2/25/50

10.	Marathon Petroleum Corp., 4.50%–5.125%, due 5/1/23–12/15/26

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Joseph Cantwell, Shu-Yang Tan, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP MacKay Unconstrained Bond Portfolio returned –0.21% for Initial Class shares and –0.33% for Service Class shares. Over the same period, both share classes underperformed the 6.14% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark, and the 0.94% return of the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2020, both share classes outperformed the –2.41% return of the Morningstar Nontraditional Bond Category Average.1

During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?

Financial markets dropped sharply in the first quarter of 2020, impacting the entire reporting period as it became increasingly evident that the COVID-19 outbreak was not merely a medical concern, but an economic one with perhaps larger fiscal implications than those related to personal health. Other than Treasury securities, nearly all fixed-income asset classes saw steep losses. Toward the end of the first quarter, the U.S. Federal Reserve (“Fed”) announced they would begin buying investment-grade corporate bonds and ETFs, which reversed the stress in the credit markets and led to a robust recovery in the second quarter.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to that of the Bloomberg Barclays U.S. Aggregate Bond Index was undermined by overweight exposure to corporate bonds, both investment grade and high yield. These holding were hard hit in mid-March 2020, particularly at the front end of the yield curve2 where the dealer community stepped away as the pandemic-related sell-off escalated. Underweight exposure to Treasury bonds, the best-performing fixed-income asset class in the reporting period, further detracted from relative returns. Overweight exposure to securitized assets also detracted from relative performance as forced selling caused securitized assets to widen out in the first quarter. However, securitized assets recovered somewhat in April as the Fed cut rates to near zero and reinstituted a bond buying program to create liquidity.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio used U.S. Treasury futures to manage duration.3 The use of these instruments negatively affected Portfolio returns.

What was the Portfolio’s duration strategy during the reporting period?

Though we had been extending the Portfolio’s duration during the reporting period, it remained below that of the Bloomberg Barclays U.S. Aggregate Bond Index, thereby detracting from relative performance as longer duration bonds outperformed. At the end of the period the Portfolio’s duration was 1.9 years, while the primary benchmark’s duration was 6.0 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

We took advantage of pandemic-related weakness in the credit markets at the end of the first quarter of 2020 to increase the Portfolio’s exposure to high-yield securities. The Portfolio’s high-yield purchases were funded by reducing holdings of agency mortgages. These transactions were accretive to returns as high-yield bonds experienced a strong recovery in the second quarter.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The Portfolio’s overweight exposure to corporate bonds, both investment grade and high yield, detracted from absolute performance, particularly at the front-end of the yield curve where the dealer community stepped away in mid-March 2020 as the sell-off escalated. Underweight exposure to U.S. Treasury bonds also detracted from performance as Treasury bonds were the best performing fixed-income asset class in the reporting period. Forced selling caused securitized assets to widen out where the Portfolio held overweight exposure. Though the Portfolio held underweight exposure to Treasury bonds, its position in Treasury bonds with longer maturities was accretive to returns. Security selection in both the collateralized mortgage obligation and emerging market sovereign debt markets were accretive to returns.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay Unconstrained Bond Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the Portfolio purchased a seasoned credit-risk transfer deal from Freddie Mac backed by four-year-old prime mortgage loans. At the time of the purchase, the liquidity premium was high, as there were forced sellers of this type of paper. Given the underlying fundamentals of the borrower’s credit and bond structure, we believed the market would eventually price those in. We also purchased corporate bonds issued by graphics processor and software maker, Nvidia, a high-quality, low-levered name in a rapidly growing industry that came to market with what we viewed as a very attractive new issue premium during the height of the market’s volatility.

In early February 2020, the Portfolio exited its position in an asset-backed securities (“ABS”) deal backed by equipment loans from DLL Finance, as ABS spreads4 were historically narrow and liquidity was readily available. The Portfolio also sold its position in bonds from integrated oil & gas company Petrobras Brasileiro during the reporting period, reflecting our opinion that valuation was tight although fundamentals were sound.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we increased the Portfolio’s exposure to high-yield corporate bonds and decreased exposure to agency mortgage-backed securities.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and investment-grade corporate bonds, as well as in securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgage-backed securities.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 97.8%† Asset-Backed Securities 5.4%
Auto Floor Plan Asset-Backed Securities 1.1%
Ford Credit Floorplan Master Owner Trust
Series 2019-4, Class A 2.44%, due 9/15/26	$2,240,000	$2,260,092
Series 2017-3, Class A 2.48%, due 9/15/24	1,900,000	1,921,447
Series 2018-4, Class A 4.06%, due 11/15/30	5,250,000	5,634,598

		9,816,137

Automobile Asset-Backed Securities 1.0%
American Credit Acceptance Receivables Trust
Series 2020-2, Class C 3.88%, due 4/13/26 (a)	1,890,000	1,976,238
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2020-1A, Class A 2.33%, due 8/20/26	1,505,000	1,455,609
Series 2017-2A, Class A 2.97%, due 3/20/24	1,420,000	1,424,488
Series 2018-2A, Class A 4.00%, due 3/20/25	1,200,000	1,211,002
Ford Credit Auto Owner Trust Series 2020-1, Class A 2.04%, due 8/15/31 (a)	1,960,000	1,991,643
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.51%, due 1/26/32 (a)	1,350,000	1,411,828

		9,470,808

Credit Cards 0.4%
Capital One Multi-Asset Execution Trust Series 2019-A3, Class A3 2.06%, due 8/15/28	3,780,000	4,030,902

Home Equity 0.1%
Bayview Financial Acquisition Trust Series 2006-D, Class 2A4 0.464% (1 Month LIBOR + 0.28%), due 12/28/36 (b)	597,867	593,330
First NLC Trust Series 2007-1, Class A1 0.255% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	68,594	38,092
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 0.235% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	18,309	7,825
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 0.295% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	18,734	7,683

		646,930

	Principal Amount	Value
Other Asset-Backed Securities 2.8%
Carrington Mortgage Loan Trust Series 2007-HE1, Class A3 0.375% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	$4,400,000	$4,065,668
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, due 11/20/47 (a)	1,842,588	1,902,582
Domino’s Pizza Master Issuer LLC Series 2015-1A, Class A2II 4.474%, due 10/25/45 (a)	1,977,938	2,139,496
Hilton Grand Vacations Trust (a)
Series 2019-AA, Class A 2.34%, due 7/25/33	2,782,687	2,782,496
Series 2020-AA, Class A 2.74%, due 2/25/39	1,849,796	1,866,587
Series 2020-AA, Class B 4.22%, due 2/25/39	973,577	978,164
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.285% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	23,608	14,940
MVW Owner Trust Series 2019-2A, Class A 2.22%, due 10/20/38 (a)	2,736,715	2,735,774
PFS Financing Corp. (a)
Series 2020-B, Class B 1.71%, due 6/17/24	910,000	909,818
Series 2020-A, Class B 1.77%, due 6/16/25	1,880,000	1,881,841
Sierra Receivables Funding Co. Series 2019-3A, Class A 2.34%, due 8/20/36 (a)	1,301,615	1,296,677
Sierra Timeshare Receivables Funding Co. LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	2,940,719	2,997,831
Wendy’s Funding LLC Series 2019-1A, Class A2I 3.783%, due 6/15/49 (a)	2,004,100	2,115,548

		25,687,422

Student Loans 0.0% ‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.68% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	19,551	19,491

Total Asset-Backed Securities (Cost $48,279,940)		49,671,690

10	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds 0.7%
Machinery—Diversified 0.4%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	$3,036,000	$3,208,165

Semiconductors 0.3%
ON Semiconductor Corp. 1.625%, due 10/15/23	2,562,000	3,115,418

Total Convertible Bonds (Cost $5,013,768)		6,323,583

Corporate Bonds 61.6%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23	900,000	904,500

Aerospace & Defense 0.4%
L3Harris Technologies, Inc. 4.40%, due 6/15/28	3,270,000	3,868,066

Agriculture 1.1%
Altria Group, Inc. 3.80%, due 2/14/24	3,400,000	3,717,489
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,476,917
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,775,000	1,862,863

		10,057,269

Airlines 1.7%
American Airlines Pass-Through Trust
Series 2015-2, Class A 4.00%, due 9/22/27	405,276	333,621
Series 2013-2, Class A 4.95%, due 1/15/23	2,929,975	2,373,223
Continental Airlines Pass-Through Trust
Series 2007-1, Class A 5.983%, due 4/19/22	506,961	475,486
Series 2005-ERJ1 9.798%, due 4/1/21	29,058	25,602
Delta Air Lines Pass-Through Trust
Series 2019-1, Class AA 3.204%, due 4/25/24	3,695,000	3,699,198
7.00%, due 5/1/25 (a)	2,555,000	2,637,445
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.50%, due 6/20/27 (a)	2,050,000	2,055,125
U.S. Airways Pass-Through Trust
Series 2012-1, Class A 5.90%, due 10/1/24	1,035,942	952,994
Series 2010-1, Class A 6.25%, due 4/22/23	691,296	589,607

	Principal Amount		Value
Airlines (continued)
United Airlines Pass-Through Trust
Series 2014-2, Class B 4.625%, due 9/3/20		$1,016,534	$896,073
Series 2007-1 6.636%, due 7/2/20		1,555,845	1,323,592

			15,361,966

Apparel 0.2%
Hanesbrands, Inc. (a)
4.875%, due 5/15/26		790,000	795,925
5.375%, due 5/15/25		1,465,000	1,481,481

			2,277,406

Auto Manufacturers 2.2%
Daimler Finance North America LLC 1.106% (3 Month LIBOR + 0.55%), due 5/4/21 (a)(b)		2,335,000	2,322,946
Ford Motor Co.
8.50%, due 4/21/23		2,335,000	2,469,263
9.00%, due 4/22/25		2,400,000	2,597,280
Ford Motor Credit Co. LLC
1.627% (3 Month LIBOR + 1.235%), due 2/15/23 (b)		1,230,000	1,100,987
4.063%, due 11/1/24		2,485,000	2,373,250
4.25%, due 9/20/22		900,000	882,189
General Motors Co. 6.125%, due 10/1/25		745,000	837,145
General Motors Financial Co., Inc.
3.45%, due 4/10/22 (c)		4,000,000	4,078,633
5.20%, due 3/20/23		905,000	967,188
Volkswagen Group of America Finance LLC 3.875%, due 11/13/20 (a)		3,100,000	3,129,404

			20,758,285

Auto Parts & Equipment 0.3%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (a)	EUR	2,835,000	3,231,306

Banks 10.0%
Bank of America Corp.
3.004%, due 12/20/23 (d)		$6,566,000	6,896,992
3.705%, due 4/24/28 (d)		1,695,000	1,915,970
4.30%, due 1/28/25 (d)(e)		4,056,000	3,639,854
6.30%, due 3/10/26 (d)(e)		1,810,000	2,008,593
8.57%, due 11/15/24		455,000	581,056
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	401,000	531,466
Barclays PLC 2.852%, due 5/7/26 (d)		$3,010,000	3,145,039
5.20%, due 5/12/26		1,725,000	1,918,890
BNP Paribas S.A. 3.052%, due 1/13/31 (a)(d)		2,900,000	3,054,550

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citigroup, Inc. 5.50%, due 9/13/25	$2,710,000	$3,213,569
6.30%, due 5/15/24 (d)(e)	3,975,000	3,981,917
Citizens Financial Group, Inc. 4.30%, due 12/3/25	2,550,000	2,853,243
Goldman Sachs Group, Inc. 1.562% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,075,000	3,052,540
2.60%, due 2/7/30	360,000	377,494
6.75%, due 10/1/37	1,828,000	2,661,317
Huntington National Bank 3.55%, due 10/6/23	1,445,000	1,578,461
JPMorgan Chase & Co. (d) 2.956%, due 5/13/31	1,245,000	1,320,426
3.54%, due 5/1/28	6,265,000	6,992,301
4.60%, due 2/1/25 (e)	5,617,000	5,013,172
Lloyds Banking Group PLC 2.907%, due 11/7/23 (d)	1,160,000	1,207,167
4.582%, due 12/10/25	2,500,000	2,775,181
Morgan Stanley 3.875%, due 4/29/24	6,015,000	6,651,246
3.875%, due 1/27/26	400,000	452,482
4.829% (3 Month LIBOR + 3.61%), due 10/15/20 (b)(e)	2,125,000	1,912,401
5.00%, due 11/24/25	3,840,000	4,484,795
Popular, Inc. 6.125%, due 9/14/23	1,953,000	1,972,530
Royal Bank of Scotland Group PLC 3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	2,685,000	2,825,912
Santander Holdings USA, Inc. 3.40%, due 1/18/23	5,055,000	5,258,150
Truist Bank 2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	2,700,000	2,698,848
Truist Financial Corp. 4.95% (5 Year Treasury Constant Maturity Rate + 4.605%), due 9/1/25 (b)(e)	2,420,000	2,474,450
Wells Fargo & Co. 3.00%, due 10/23/26	1,640,000	1,787,219
5.875%, due 6/15/25 (d)(e)	595,000	618,425
5.90%, due 6/15/24 (d)(e)	3,270,000	3,229,371

		93,085,027

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	1,833,000	2,214,803

	Principal Amount	Value
Beverages (continued)
Constellation Brands, Inc. 4.25%, due 5/1/23	$2,985,000	$3,272,119

		5,486,922

Biotechnology 0.5%
Biogen, Inc. 3.15%, due 5/1/50	1,125,000	1,083,209
3.625%, due 9/15/22	3,560,000	3,782,334

		4,865,543

Building Materials 0.9%
Builders FirstSource, Inc. (a) 5.00%, due 3/1/30	2,750,000	2,585,000
6.75%, due 6/1/27	845,000	865,069
Standard Industries, Inc. (a) 4.75%, due 1/15/28	970,000	983,337
5.375%, due 11/15/24	3,680,000	3,781,200

		8,214,606

Chemicals 0.7%
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	1,015,000	949,990
Orbia Advance Corp. S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,200,000	2,267,100
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	2,915,000	3,070,369

		6,287,459

Commercial Services 1.8%
Ashtead Capital, Inc. 4.25%, due 11/1/29 (a)	2,250,000	2,250,000
California Institute of Technology 3.65%, due 9/1/19	2,434,000	2,688,527
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,435,000	2,440,235
IHS Markit, Ltd. 4.125%, due 8/1/23	2,175,000	2,378,167
4.75%, due 2/15/25 (a)	3,105,000	3,477,600
Service Corp. International 5.375%, due 5/15/24	530,000	539,937
Trustees of the University of Pennsylvania 3.61%, due 2/15/19	2,515,000	2,920,812

		16,695,278

Computers 1.0%
Dell International LLC / EMC Corp. (a) 4.90%, due 10/1/26	3,695,000	4,077,069
6.02%, due 6/15/26	625,000	716,547
8.10%, due 7/15/36	1,240,000	1,635,234
NCR Corp. (a) 6.125%, due 9/1/29	893,000	890,768
8.125%, due 4/15/25	1,484,000	1,573,040

		8,892,658

12	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Distribution & Wholesale 0.7%
H&E Equipment Services, Inc. 5.625%, due 9/1/25	$3,000,000	$3,029,370
Performance Food Group, Inc. 5.50%, due 10/15/27 (a)	3,400,000	3,281,000

		6,310,370

Diversified Financial Services 3.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, due 12/16/21 (c)	2,200,000	2,221,854
4.625%, due 10/30/20	3,585,000	3,600,595
Air Lease Corp. 2.30%, due 2/1/25	3,640,000	3,481,151
2.625%, due 7/1/22	2,155,000	2,136,587
2.75%, due 1/15/23	1,040,000	1,030,511
Ally Financial, Inc. 5.75%, due 11/20/25	3,570,000	3,820,038
8.00%, due 11/1/31	3,450,000	4,451,620
Avolon Holdings Funding, Ltd. 3.25%, due 2/15/27 (a)	2,340,000	1,890,079
Capital One Financial Corp. 4.15% (3 Month LIBOR + 3.80%), due 9/1/20 (b)(c)(e)	2,365,000	1,927,475
Charles Schwab Corp. 5.375% (5 Year Treasury Constant Maturity Rate + 4.971%), due 6/1/25 (b)(e)	2,600,000	2,777,632
Discover Financial Services 3.85%, due 11/21/22	300,000	317,753
Nationstar Mortgage Holdings, Inc. 6.00%, due 1/15/27 (a)	1,725,000	1,638,750
Springleaf Finance Corp. 6.125%, due 3/15/24	880,000	894,300

		30,188,345

Electric 1.7%
AEP Transmission Co. LLC 3.10%, due 12/1/26	3,360,000	3,759,771
Appalachian Power Co. 3.30%, due 6/1/27	1,400,000	1,511,048
Duke Energy Corp. 4.875% (5 Year Treasury Constant Maturity Rate + 3.388%), due 9/16/24 (b)(e)	2,625,000	2,622,113
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,675,000	1,894,370
Pacific Gas and Electric Co. 3.50%, due 8/1/50 (f)	1,605,000	1,551,201
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	623,503

	Principal Amount	Value
Electric (continued)
WEC Energy Group, Inc. 2.505% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	$1,860,340	$1,469,669
3.10%, due 3/8/22	2,165,000	2,254,093

		15,685,768

Entertainment 0.8%
Eldorado Resorts, Inc.
6.00%, due 4/1/25	517,000	540,782
7.00%, due 8/1/23	2,395,000	2,472,838
International Game Technology PLC 6.25%, due 2/15/22 (a)	1,491,000	1,504,978
Six Flags Theme Parks, Inc. 7.00%, due 7/1/25 (a)	2,760,000	2,853,150

		7,371,748

Environmental Controls 0.5%
Republic Services, Inc. 4.75%, due 5/15/23	3,665,000	4,061,878
Waste Management, Inc. 2.40%, due 5/15/23	505,000	527,784

		4,589,662

Food 1.1%
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 5.50%, due 1/15/30 (a)	1,435,000	1,470,875
Kraft Heinz Foods Co.
4.25%, due 3/1/31 (a)	2,364,000	2,506,533
5.00%, due 7/15/35	997,000	1,096,983
Smithfield Foods, Inc. 3.35%, due 2/1/22 (a)	1,805,000	1,791,076
Sysco Corp. 3.30%, due 7/15/26	1,735,000	1,858,124
U.S. Foods, Inc. 6.25%, due 4/15/25 (a)	1,425,000	1,449,938

		10,173,529

Food Services 0.1%
Aramark Services, Inc. 6.375%, due 5/1/25 (a)	1,294,000	1,336,223

Health Care—Products 0.7%
Baxter International, Inc. 2.60%, due 8/15/26	6,085,000	6,680,871

Health Care—Services 0.4%
Health Care Service Corp. A Mutual Legal Reserve Co. 3.20%, due 6/1/50 (a)	1,845,000	1,877,283
NYU Langone Hospitals 3.38%, due 7/1/55	1,880,000	1,814,281

		3,691,564

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders 1.0%
D.R. Horton, Inc. 4.375%, due 9/15/22	$3,350,000	$3,558,641
Lennar Corp. 4.75%, due 11/29/27	868,000	941,780
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,251,000	1,257,880
4.35%, due 2/15/28	764,000	792,650
5.875%, due 2/15/22	2,475,000	2,577,663

		9,128,614

Home Furnishing 0.4%
Panasonic Corp. 2.536%, due 7/19/22 (a)	3,500,000	3,600,961

Housewares 0.2%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	1,960,000	2,035,950

Insurance 1.6%
Lincoln National Corp. 2.743% (3 Month LIBOR + 2.358%), due 5/17/66 (b)(f)	6,418,000	4,267,970
MassMutual Global Funding II 2.95%, due 1/11/25 (a)	2,995,000	3,247,484
NMI Holdings, Inc. 7.375%, due 6/1/25 (a)	870,000	910,351
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,406,611
Reliance Standard Life Global Funding II 2.50%, due 10/30/24 (a)	3,100,000	3,193,604
Willis North America, Inc. 3.875%, due 9/15/49	840,000	926,610

		14,952,630

Internet 1.9%
Booking Holdings, Inc. 3.60%, due 6/1/26 (c)	2,875,000	3,155,080
Expedia Group, Inc.
3.25%, due 2/15/30	2,315,000	2,158,379
3.80%, due 2/15/28	2,245,000	2,150,324
5.00%, due 2/15/26	315,000	324,211
6.25%, due 5/1/25 (a)	525,000	559,268
Match Group, Inc. (a)
4.125%, due 8/1/30	148,000	144,901
5.00%, due 12/15/27	1,775,000	1,846,976
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,692,937
Weibo Corp.
3.375%, due 7/8/30	1,810,000	1,798,000
3.50%, due 7/5/24	1,625,000	1,680,364

		17,510,440

	Principal Amount	Value
Investment Company 0.3%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 5/15/26	$2,440,000	$2,441,708

Iron & Steel 0.7%
ArcelorMittal S.A. 4.55%, due 3/11/26	3,205,000	3,248,025
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	3,269,975

		6,518,000

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 2.65%, due 11/28/20	2,630,000	2,551,605

Lodging 1.1%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000	950
8.625%, due 6/1/25 (a)	620,000	647,900
Hilton Domestic Operating Co., Inc. 4.875%, due 1/15/30	2,120,000	2,088,200
5.375%, due 5/1/25 (a)	1,135,000	1,135,000
Marriott International, Inc. 3.75%, due 10/1/25	4,205,000	4,173,929
MGM Resorts International 6.00%, due 3/15/23	2,300,000	2,323,000

		10,368,979

Machinery—Diversified 1.1%
Clark Equipment Co. 5.875%, due 6/1/25 (a)	1,535,000	1,569,537
CNH Industrial Capital LLC 4.375%, due 4/5/22	3,550,000	3,710,460
4.875%, due 4/1/21	4,355,000	4,468,215

		9,748,212

Media 1.8%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.875%, due 4/1/24 (a)	1,224,000	1,262,250
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22 (c)	2,770,000	2,954,463
Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, due 8/15/27 (a)	4,528,000	2,411,160
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,735,000	2,008,863
Sirius XM Radio, Inc.(a) 3.875%, due 8/1/22	2,545,000	2,564,367
5.375%, due 7/15/26	3,000,000	3,098,220
Sky, Ltd. 3.75%, due 9/16/24 (a)	1,105,000	1,230,439

14	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	$740,000	$867,111

		16,396,873

Mining 1.1%
Anglo American Capital PLC 4.125%, due 4/15/21 (a)	3,300,000	3,355,641
Corp. Nacional del Cobre de Chile (a) 3.00%, due 9/30/29	2,055,000	2,125,562
3.75%, due 1/15/31	1,635,000	1,781,954
Indonesia Asahan Aluminium Persero PT 5.45%, due 5/15/30 (a)	2,685,000	2,994,312

		10,257,469

Miscellaneous—Manufacturing 0.9%
General Electric Co. 3.625%, due 5/1/30	1,715,000	1,716,939
4.25%, due 5/1/40	1,865,000	1,855,821
4.35%, due 5/1/50	2,525,000	2,497,236
Textron Financial Corp. 2.127% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,720,000	2,325,000

		8,394,996

Oil & Gas 3.5%
BP Capital Markets PLC 4.875% (5 Year Treasury Constant Maturity Rate + 4.398%), due 3/22/30 (b)(e)	2,895,000	2,989,087
Concho Resources, Inc. 4.30%, due 8/15/28	2,900,000	3,182,878
Gazprom PJSC Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	2,500,000	3,591,045
Marathon Petroleum Corp. 4.50%, due 5/1/23	1,615,000	1,740,500
4.70%, due 5/1/25	1,755,000	1,964,651
5.125%, due 12/15/26	5,755,000	6,621,932
Occidental Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,753,100
Petrobras Global Finance B.V. 6.75%, due 6/3/50	2,085,000	2,144,423
Petroleos Mexicanos 6.75%, due 9/21/47	4,990,000	3,836,561
Valero Energy Corp. 4.00%, due 4/1/29	2,250,000	2,502,834
WPX Energy, Inc. 4.50%, due 1/15/30	1,320,000	1,161,600

		32,488,611

	Principal Amount	Value
Packaging & Containers 1.9%
Ball Corp. 5.00%, due 3/15/22	$4,240,000	$4,405,572
Berry Global, Inc. 4.875%, due 7/15/26 (a)	166,000	168,490
Owens Brockway Glass Container, Inc. 6.625%, due 5/13/27 (a)	2,950,000	3,068,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	4,215,000	4,246,992
Sealed Air Corp.(a) 4.00%, due 12/1/27	1,580,000	1,580,000
4.875%, due 12/1/22	1,875,000	1,926,563
WestRock RKT Co. 4.00%, due 3/1/23	2,230,000	2,378,592

		17,774,209

Pharmaceuticals 2.0%
AbbVie, Inc. (a) 3.45%, due 3/15/22	4,165,000	4,331,850
4.25%, due 11/21/49	3,065,000	3,715,299
Bausch Health Cos., Inc. (a) 5.50%, due 11/1/25	4,590,000	4,704,750
6.25%, due 2/15/29	1,440,000	1,447,200
Becton Dickinson and Co. 3.363%, due 6/6/24	2,245,000	2,422,969
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	2,575,000	2,299,166

		18,921,234

Pipelines 1.6%
Enterprise Products Operating LLC 3.95%, due 1/31/60	1,760,000	1,813,684
4.20%, due 1/31/50	545,000	608,088
Hess Midstream Operations L.P. 5.625%, due 2/15/26 (a)	389,000	384,912
MPLX, L.P. 4.00%, due 3/15/28	2,500,000	2,634,473
4.125%, due 3/1/27	1,780,000	1,896,093
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.80%, due 9/15/30	1,330,000	1,303,104
Sabine Pass Liquefaction LLC 5.75%, due 5/15/24	2,710,000	3,051,866
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	913,632
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	950,000	926,250
Western Midstream Operating L.P. 5.25%, due 2/1/50	1,975,000	1,708,967

		15,241,069

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate 0.3%
Realogy Group LLC / Realogy Co-Issuer Corp. (a)
5.25%, due 12/1/21	$640,000	$648,640
7.625%, due 6/15/25	1,900,000	1,900,380

		2,549,020

Real Estate Investment Trusts 1.2%
Boston Properties, L.P. 3.20%, due 1/15/25	4,800,000	5,152,613
Crown Castle International Corp. 3.40%, due 2/15/21	1,255,000	1,274,672
CyrusOne L.P. / CyrusOne Finance Corp. 3.45%, due 11/15/29	2,030,000	2,113,128
Equinix, Inc. 5.875%, due 1/15/26	2,275,000	2,394,210
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	335,788
Iron Mountain, Inc. 4.875%, due 9/15/29 (a)	269,000	261,603

		11,532,014

Retail 2.0%
1011778 B.C. ULC / New Red Finance, Inc. 5.75%, due 4/15/25 (a)	618,000	648,900
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	1,650,000	1,689,044
AutoNation, Inc. 4.75%, due 6/1/30	2,880,000	3,120,677
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,025,000	2,087,876
Dollar General Corp. 3.25%, due 4/15/23 (c)	2,794,000	2,983,262
Kohl’s Corp. 9.50%, due 5/15/25	2,975,000	3,397,700
Macy’s, Inc. 8.375%, due 6/15/25 (a)	2,605,000	2,593,251
Starbucks Corp. 4.45%, due 8/15/49	2,065,000	2,495,393

		19,016,103

Semiconductors 1.0%
Broadcom, Inc. 3.625%, due 10/15/24 (a)	2,470,000	2,682,836
NXP B.V. / NXP Funding LLC (a)
4.625%, due 6/15/22	1,755,000	1,869,621
4.625%, due 6/1/23	1,065,000	1,168,064
NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40%, due 5/1/30 (a)	1,380,000	1,484,809

	Principal Amount		Value
Semiconductors (continued)
ON Semiconductor Corp. 2019 Term Loan B 2.178% (1 Month LIBOR + 2.00%), due 9/19/26		$1,872,002	$1,790,101

			8,995,431

Telecommunications 4.3%
Altice France S.A. 7.375%, due 5/1/26 (a)		2,870,000	2,992,836
AT&T, Inc.
2.875% (5 Month Euribor ICE Swap Rate + 3.14%), due 3/2/25 (b)(e)	EUR	2,200,000	2,340,318
3.65%, due 6/1/51		$1,860,000	1,947,459
CommScope Technologies LLC 5.00%, due 3/15/27 (a)		3,909,000	3,520,836
CommScope, Inc. (a)
5.00%, due 6/15/21		120,000	120,000
7.125%, due 7/1/28		930,000	927,768
Crown Castle Towers LLC (a) 3.72%, due 7/15/23		1,550,000	1,620,859
4.241%, due 7/15/28		3,755,000	4,296,019
Sprint Communications, Inc. 6.00%, due 11/15/22		1,454,000	1,533,578
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 3/20/25 (a)		4,750,000	5,154,795
T-Mobile USA, Inc. 3.50%, due 4/15/25 (a)		2,150,000	2,340,039
4.50%, due 2/1/26		2,245,000	2,271,850
4.50%, due 4/15/50 (a)		1,130,000	1,344,960
6.00%, due 3/1/23		1,200,000	1,204,848
6.50%, due 1/15/26		1,235,000	1,290,711
Telefonica Emisiones S.A. 4.57%, due 4/27/23		1,781,000	1,955,794
5.462%, due 2/16/21		279,000	287,234
Verizon Communications, Inc. 1.492% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		2,455,000	2,484,902
Vodafone Group PLC 4.25%, due 9/17/50		2,020,000	2,405,378

			40,040,184

Transportation 0.6%
United Parcel Service, Inc. 2.50%, due 4/1/23 (c)		4,965,000	5,216,461

Total Corporate Bonds (Cost $557,086,617)			571,695,144

16	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds 1.3%
Brazil 0.8%
Brazilian Government International Bond 4.625%, due 1/13/28	$6,824,000	$7,134,560

Mexico 0.5%
Mexico Government International Bond 3.25%, due 4/16/30	4,596,000	4,554,636

Total Foreign Government Bonds (Cost $11,854,675)		11,689,196

Loan Assignments 6.1% (b)
Automobile 0.0% ‡
KAR Auction Services, Inc. 2019 Term Loan B6 2.50% (1 Month LIBOR + 2.25%), due 9/19/26	409,691	388,182

Beverage, Food & Tobacco 0.5%
U.S. Foods, Inc. 2016 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 6/27/23	5,064,000	4,684,200

Buildings & Real Estate 0.4%
Realogy Group LLC 2018 Term Loan B 3.00% (3 Month LIBOR + 2.25%), due 2/8/25	4,331,679	3,979,731

Chemicals, Plastics & Rubber 0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3 2.058% (3 Month LIBOR + 1.75%), due 6/1/24	3,736,928	3,577,331

Containers, Packaging & Glass 0.5%
BWAY Holding Co. 2017 Term Loan B 4.561% (3 Month LIBOR + 3.25%), due 4/3/24	5,070,793	4,530,753

Diversified/Conglomerate Service 0.5%
Change Healthcare Holdings LLC 2017 Term Loan B 3.50% (1 Month LIBOR + 2.50%, 3 Month LIBOR + 2.50%), due 3/1/24	4,570,267	4,378,887

Ecological 0.9%
Advanced Disposal Services, Inc. Term Loan B3 3.00% (1 Week LIBOR + 2.25%), due 11/10/23	5,430,360	5,361,123

	Principal Amount	Value
Ecological (continued)
GFL Environmental, Inc. 2018 Term Loan B 4.00% (1 Month LIBOR + 3.00%, 3 Month LIBOR + 3.000%), due 5/30/25	$3,102,977	$3,007,303

		8,368,426

Insurance 0.4%
Alliant Holdings Intermediate LLC 2018 Term Loan B 2.928% (1 Month LIBOR + 2.75%), due 5/9/25	4,009,316	3,778,781

Internet 0.2%
Match Group, Inc. 2020 Term Loan B 2.184% (3 Month LIBOR + 1.75%), due 2/13/27	1,859,000	1,756,755

Leisure, Amusement, Motion Pictures & Entertainment 0.3%
Bombardier Recreational Products, Inc. 2020 Term Loan 2.178% (1 Month LIBOR + 2.00%), due 5/24/27	3,021,303	2,863,944

Personal & Nondurable Consumer Products 0.2%
Prestige Brands, Inc. Term Loan B4 2.178% (1 Month LIBOR + 2.00%), due 1/26/24	2,049,589	2,013,721

Radio and TV Broadcasting 0.3%
Nielsen Finance LLC Term Loan B4 2.18% (1 Month LIBOR + 2.00%), due 10/4/23	2,910,000	2,799,420

Software 0.7%
IQVIA, Inc. 2018 Term Loan B3 2.058% (3 Month LIBOR + 1.75%), due 6/11/25	3,773,000	3,643,303
Syneos Health, Inc. 2018 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 8/1/24	2,550,777	2,469,471

		6,112,774

Telecommunications 0.8%
Level 3 Financing, Inc. 2019 Term Loan B 1.928% (1 Month LIBOR + 1.75%), due 3/1/27	3,963,602	3,735,695
SBA Senior Finance II LLC 2018 Term Loan B 1.93% (1 Month LIBOR + 1.75%), due 4/11/25	4,191,498	4,011,612

		7,747,307

Total Loan Assignments (Cost $59,825,092)		56,980,212

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities 13.7%
Agency (Collateralized Mortgage Obligations) 1.1%
Federal Home Loan Mortgage Corporation
REMIC, Series 4908, Class BD 3.00%, due 4/25/49	$2,745,000	$2,899,135
REMIC Series 4888, Class BA 3.50%, due 9/15/48	1,968,423	2,041,944
REMIC, Series 4924, Class NS 5.865% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	7,141,361	1,052,569
REMIC, Series 4957, Class SB 5.865% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	5,490,482	553,694
Federal National Mortgage Association REMIC, Series 2020-10, Class DA 3.50%, due 3/25/60	3,435,226	3,751,887

		10,299,229

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 9.0%
BANK
Series 2019-BN21, Class A5 2.851%, due 10/17/52	3,800,000	4,157,892
Series 2019-BN19, Class A2 2.926%, due 8/15/61	3,965,000	4,358,310
Bayview Commercial Asset Trust Series 2005-3A, Class A1 0.505% (1 Month LIBOR + 0.32%), due 11/25/35 (a)(b)	1,362,358	1,261,023
Benchmark Mortgage Trust
Series 2019-B12, Class A5 3.116%, due 8/15/52	3,752,000	4,157,307
Series 2020-IG3, Class AS 3.229%, due 9/15/48 (a)(g)	1,505,000	1,633,480
BX Trust (a)
Series 2018-BILT, Class A 0.985% (1 Month LIBOR + 0.80%), due 5/15/30 (b)	2,145,000	2,026,869
Series 2018-GW, Class A 0.985% (1 Month LIBOR + 0.80%), due 5/15/35 (b)	1,955,000	1,852,209
Series 2019-OC11, Class A 3.202%, due 12/9/41	1,330,000	1,385,541
Series 2019-0C11, Class B 3.605%, due 12/9/41	1,120,000	1,125,736
Series 2019-0C11, Class C 3.856%, due 12/9/41	2,970,000	2,828,211
Series 2019-0C11, Class D 4.076%, due 12/9/41 (h)	705,000	651,270
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, due 8/15/48	1,950,220	2,134,427

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(g)
Series 2013-K33, Class B 3.614%, due 8/25/46	$3,090,000	$3,239,901
Series 2013-K30, Class B 3.667%, due 6/25/45	4,220,000	4,433,871
Series 2015-K721, Class B 3.681%, due 11/25/47	2,425,000	2,499,700
Series 2013-K35, Class B 4.073%, due 12/25/46	640,000	687,097
GS Mortgage Securities Trust
Series 2019-BOCA, Class A 1.385% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	5,395,000	5,151,865
Series 2019-GC42, Class A4 3.001%, due 9/1/52	1,490,000	1,641,284
Series 2019-GC40, Class A4 3.16%, due 7/10/52	2,699,000	2,986,143
Series 2017-GS7, Class A4 3.43%, due 8/10/50	2,990,000	3,337,969
Hawaii Hotel Trust Series 2019-MAUI, Class A 1.335% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,265,000	2,182,975
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)	1,805,000	2,016,639
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,043,000	3,223,953
Series 2013-C16, Class A4 4.166%, due 12/15/46	2,930,000	3,166,159
JPMBB Commercial Mortgage Securities Trust Series 2014-C26, Class A3 3.231%, due 1/15/48	2,092,995	2,237,884
Morgan Stanley Bank of America Merrill Lynch Trust Series-2015-C23, Class A3 3.451%, due 7/15/50	1,430,000	1,540,793
One Bryant Park Trust Series 2019-OBP, Class A 2.516%, due 9/15/54 (a)	3,825,000	4,047,411
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A3 2.787%, due 10/15/52	1,005,000	1,093,198
Series 2019-C53, Class A4 3.04%, due 10/15/52	3,566,000	3,950,796
Series 2018-1745, Class A 3.874%, due 6/15/36 (a)(g)	2,900,000	3,198,692

18	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Series 2018-AUS, Class A 4.194%, due 8/17/36 (a)(g)	$4,325,000	$4,705,860

		82,914,465

Whole Loan (Collateralized Mortgage Obligations) 3.6%
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A3 3.50%, due 7/25/49 (a)(h)	728,123	745,826
Connecticut Avenue Securities Trust (Mortgage Pass-Through Securities) Series 2020-R02, Class 2M2 2.185% (1 Month LIBOR + 2.00%), due 1/25/40 (a)(b)	2,010,000	1,902,871
Fannie Mae Connecticut Avenue Securities (Mortgage Pass-Through Securities) (b)
Series 2017-C02, Class 2M2 3.835% (1 Month LIBOR + 3.65%), due 9/25/29	1,108,213	1,108,212
Series 2016-C04, Class 1M2 4.435% (1 Month LIBOR + 4.25%), due 1/25/29	2,159,947	2,235,265
Series 2016-C06, Class 1M2 4.435% (1 Month LIBOR + 4.25%), due 4/25/29	2,895,744	3,024,561
Series 2016-C07, Class 2M2 4.535% (1 Month LIBOR + 4.35%), due 5/25/29	1,459,189	1,509,493
Series 2016-C05, Class 2M2 4.635% (1 Month LIBOR + 4.45%), due 1/25/29	4,068,202	4,156,926
Series 2016-C05, Class 2M2B 4.635% (1 Month LIBOR + 4.45%), due 1/25/29	3,405,000	3,368,440
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2020-DNA2, Class M2 2.035% (1 Month LIBOR + 1.85%), due 2/25/50 (a)	720,000	682,635
Series 2016-DNA4, Class M3 3.985% (1 Month LIBOR + 3.80%), due 3/25/29	1,950,000	1,969,539
Series 2016-HQA3, Class M3 4.035% (1 Month LIBOR + 3.85%), due 3/25/29	5,458,561	5,604,810
Series 2016-HQA1, Class M3 6.535% (1 Month LIBOR + 6.35%), due 9/25/28	2,121,362	2,225,324
Galton Funding Mortgage Trust Series 2018-2, Class A51 4.50%, due 10/25/58 (a)(h)	1,750,000	1,842,307

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.405% (1 Month LIBOR + 0.22%), due 6/25/37 (b)	$801,133	$737,152
Sequoia Mortgage Trust (a)(h)
Series 2017-1, Class A4 3.50%, due 2/25/47	719,992	738,219
Series 2018-7, Class B3 4.224%, due 9/25/48	1,630,675	1,509,326

		33,360,906

Total Mortgage-Backed Securities (Cost $121,931,445)		126,574,600

Municipal Bonds 0.4%
Texas 0.4%
New York State Thruway Authority, Revenue Bonds Series M 2.90%, due 1/1/35	640,000	688,621
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds Series N 3.006%, due 5/15/50	3,170,000	3,222,336

Total Municipal Bonds (Cost $3,810,000)		3,910,957

U.S. Government & Federal Agencies 8.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.7%
2.50%, due 5/1/50	2,654,149	2,766,178
2.50%, due 6/1/50	3,165,785	3,301,588

		6,067,766

United States Treasury Bonds 0.1%
2.00%, due 2/15/50	960,000	1,099,425

United States Treasury Notes 0.1%
0.625%, due 5/15/30	1,245,000	1,241,547

United States Treasury Inflation—Indexed Bond 0.6% (i)
0.125%, due 1/15/30	5,038,571	5,443,178

United States Treasury Inflation—Indexed Notes 7.1% (i)
0.75%, due 7/15/28	22,297,075	25,137,915
0.875%, due 1/15/29	35,404,513	40,334,853

		65,472,768

Total U.S. Government & Federal Agencies (Cost $72,502,170)		79,324,684

Total Long-Term Bonds (Cost $880,303,707)		906,170,066

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Shares	Value
Common Stocks 0.0%‡
Software 0.0% ‡
salesforce.com, Inc. (j)	$1,267	$237,347

Total Common Stocks (Cost $146,796)		237,347

Short-Term Investments 2.5%
Affiliated Investment Company 2.3%
MainStay U.S. Government Liquidity Fund, 0.05% (k)	21,743,254	21,743,254

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (k)(l)	1,628,960	1,628,960

Total Short-Term Investments (Cost $23,372,214)		23,372,214

Total Investments, Before Investments Sold Short (Cost $903,822,717)	100.3%	929,779,627

	Principal Amount
Investments Sold Short (0.9%) Corporate Bonds Sold Short (0.9%)
Health Care Providers & Services (0.3%)
Davita, Inc. 5.00%, due 5/1/25	$(3,015,000)	(3,082,837)

Metals & Mining (0.6%)
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (a)	(5,000,000)	(5,150,000)

Total Investments Sold Short (Proceeds $8,069,769)		(8,232,837)

Total Investments, Net of Investments Sold Short (Cost $895,752,948)	99.4%	921,546,790
Other Assets, Less Liabilities	0.6	5,895,639
Net Assets	100.0%	$927,442,429
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $1,603,295. The Portfolio received cash collateral with a value of $1,628,960 (See Note 2(N)).

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2020.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.

(i)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(j)	Non-income producing security.

(k)	Current yield as of June 30, 2020.

(l)	Represents a security purchased with cash collateral received for securities on loan.

20	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Forward Contracts

As of June 30, 2020, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,497,876	GBP	1,206,000	JPMorgan Chase Bank N.A.	8/3/20	$3,207
Total unrealized appreciation						3,207

GBP	774,000	USD	964,483	JPMorgan Chase Bank N.A.	8/3/20	(5,218)
USD	5,442,571	EUR	5,012,000	JPMorgan Chase Bank N.A.	8/3/20	(192,318)
Total unrealized depreciation						(197,536)
Net unrealized depreciation						$(194,329)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
2-Year United States Treasury Note	132	September 2020	$29,135,161	$29,149,312	$14,151

Total Long Contracts					14,151

Short Contracts
5-Year United States Treasury Note	(58)	September 2020	(7,269,372)	(7,293,047)	(23,675)
10-Year United States Treasury Note	(512)	September 2020	(70,968,361)	(71,256,000)	(287,639)
10-Year United States Treasury Ultra Note	(701)	September 2020	(109,765,718)	(110,396,547)	(630,829)
United States Treasury Long Bond	(89)	September 2020	(15,753,356)	(15,892,062)	(138,706)
United States Treasury Ultra Bond	(118)	September 2020	(25,692,545)	(25,742,438)	(49,893)

Total Short Contracts					(1,130,742)

Net Unrealized Depreciation					$(1,116,591)

1.	As of June 30, 2020, cash in the amount of $5,148,110 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

Swap Contracts

As of June 30, 2020, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)

$50,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$—	$(3,473,616)	$(3,473,616)
50,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	(3,477,261)	(3,477,261)
						$—	$(6,950,877)	$(6,950,877)

1	As of June 30, 2020, cash in the amount of $1,434,271 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

DB—Deutsche Bank

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$49,671,690	$—	$49,671,690
Convertible Bonds	—	6,323,583	—	6,323,583
Corporate Bonds	—	571,695,144	—	571,695,144
Foreign Government Bonds	—	11,689,196	—	11,689,196
Loan Assignments	—	56,980,212	—	56,980,212
Mortgage-Backed Securities	—	126,574,600	—	126,574,600
Municipal Bonds	—	3,910,957	—	3,910,957
U.S. Government & Federal Agencies	—	79,324,684	—	79,324,684

Total Long-Term Bonds	—	906,170,066	—	906,170,066

Common Stocks	237,347	—	—	237,347
Short-Term Investments
Affiliated Investment Company	21,743,254	—	—	21,743,254
Unaffiliated Investment Company	1,628,960	—	—	1,628,960

Total Short-Term Investments	23,372,214	—	—	23,372,214

Total Investments in Securities	23,609,561	906,170,066	—	929,779,627

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	3,207	—	3,207
Futures Contracts (b)	14,151	—	—	14,151

Total Other Financial Instruments	14,151	3,207	—	17,358

Total Investments in Securities and Other Financial Instruments	$23,623,712	$906,173,273	$—	$929,796,985

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(8,232,837)	$—	$(8,232,837)

Total Long-Term Bonds Sold Short	—	(8,232,837)	—	(8,232,837)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(197,536)	—	(197,536)
Futures Contracts (b)	(1,130,742)	—	—	(1,130,742)
Interest Rate Swap Contracts	—	(6,950,877)	—	(6,950,877)

Total Other Financial Instruments	(1,130,742)	(7,148,413)	—	(8,279,155)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,130,742)	$(15,381,250)	$—	$(16,511,992)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $882,079,463) including securities on loan of $1,603,295	$908,036,373
Investment in affiliated investment company, at value (identified cost $21,743,254)	21,743,254
Cash collateral on deposit at broker for futures contracts	5,148,110
Cash collateral on deposit at broker for swap contracts	1,434,271
Cash denominated in foreign currencies (identified cost $57,759)	59,896
Cash	14,242
Receivables:
Dividends and interest	7,133,360
Portfolio shares sold	298,053
Variation margin on futures contracts	263,530
Investment securities sold	128,515
Securities lending	734
Other assets	4,835
Unrealized appreciation on foreign currency forward contracts	3,207

Total assets	944,268,380

Liabilities
Investments sold short (proceeds $8,069,769)	8,232,837
Cash collateral received for securities on loan	1,628,960
Payables:
Investment securities purchased	5,178,444
Manager (See Note 3)	437,345
Portfolio shares redeemed	430,351
NYLIFE Distributors (See Note 3)	185,300
Variation margin on centrally cleared swap contracts	182,665
Broker fees and charges on short sales	153,277
Shareholder communication	94,512
Interest on investments sold short	57,868
Professional fees	32,142
Custodian	6,697
Trustees	1,285
Accrued expenses	6,732
Unrealized depreciation on foreign currency forward contracts	197,536

Total liabilities	16,825,951

Net assets	$927,442,429

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$95,327
Additional paid-in capital	978,087,035

978,182,362
Total distributable earnings (loss)	(50,739,933)

Net assets	$927,442,429

Initial Class
Net assets applicable to outstanding shares	$20,526,477

Shares of beneficial interest outstanding	2,103,304

Net asset value per share outstanding	$9.76

Service Class
Net assets applicable to outstanding shares	$906,915,952

Shares of beneficial interest outstanding	93,223,235

Net asset value per share outstanding	$9.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$16,631,189
Dividends—affiliated	132,691
Securities lending	15,747

Total income	16,779,627

Expenses
Manager (See Note 3)	2,760,566
Distribution/Service—Service Class (See Note 3)	1,155,411
Dividends and interest on investments sold short	326,696
Broker fees and charges on short sales	275,334
Shareholder communication	73,922
Professional fees	68,914
Custodian	32,130
Trustees	12,298
Miscellaneous	19,860

Total expenses	4,725,131

Net investment income (loss)	12,054,496

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	7,584,506
Investments sold short	(1,103,697)
Futures transactions	(20,785,642)
Swap transactions	(670,214)
Foreign currency forward transactions	155,438
Foreign currency transactions	(5,271)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(14,824,880)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	315,105
Investments sold short	931,403
Futures contracts	(2,943,489)
Swap contracts	(3,530,468)
Foreign currency forward contracts	(130,750)
Translation of other assets and liabilities in foreign currencies	(30,209)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	(5,388,408)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(20,213,288)

Net increase (decrease) in net assets resulting from operations	$ (8,158,792)

(a)	Interest recorded net of foreign withholding taxes in the amount of $375.

24	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,054,496	$29,229,279
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(14,824,880)	(16,799,430)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currencies	(5,388,408)	59,890,799

Net increase (decrease) in net assets resulting from operations	(8,158,792)	72,320,648

Distributions to shareholders:
Initial Class	(432,987)	(3,033,734)
Service Class	(11,812,850)	(33,021,498)

Total distributions to shareholders	(12,245,837)	(36,055,232)

Capital share transactions:
Net proceeds from sale of shares	22,986,986	39,299,533
Net asset value of shares issued to shareholders in reinvestment of distributions	12,245,837	36,055,232
Cost of shares redeemed	(127,417,795)	(187,588,436)

Increase (decrease) in net assets derived from capital share transactions	(92,184,972)	(112,233,671)

Net increase (decrease) in net assets	(112,589,601)	(75,968,255)

Net Assets
Beginning of period	1,040,032,030	1,116,000,285

End of period	$927,442,429	$1,040,032,030

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$9.92		$9.60		$10.06	$9.90	$9.54	$10.12

Net investment income (loss) (a)	0.13		0.29		0.30	0.29	0.37	0.40

Net realized and unrealized gain (loss) on investments	(0.15)		0.38		(0.43)	0.18	0.33	(0.66)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	) ‡	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.02

Total from investment operations	(0.02)		0.67		(0.13)	0.47	0.71	(0.24)

Less distributions:

From net investment income	(0.14)		(0.35)		(0.33)	(0.31)	(0.35)	(0.34)

Net asset value at end of period	$9.76		$9.92		$9.60	$10.06	$9.90	$9.54

Total investment return (b)	(0.21%)		7.06%		(1.21%)	4.81%	7.50%	(2.42%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.78	%††	2.96%		3.04%	2.89%	3.80%	4.01%

Net expenses (c)(d)	0.74	%††	0.76%		0.75%	0.67%	0.72%	0.65%

Portfolio turnover rate	37	%(e)	51	%(e)	33%	32%	34%	26%

Net assets at end of period (in 000’s)	$20,526		$49,296		$116,901	$137,454	$122,586	$129,311

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
June 30, 2020* ††	0.61%	0.13%
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%
December 31, 2017	0.60%	0.07%
December 31, 2016	0.62%	0.10%
December 31, 2015	0.62%	0.03%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 36% and 45% for the six months ended June 30, 2020 and for the year ended December 31, 2019.

26	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019		2018	2017	2016	2015

Net asset value at beginning of period	$9.89		$9.57		$10.03	$9.87	$9.51	$10.09

Net investment income (loss) (a)	0.12		0.26		0.28	0.26	0.34	0.38

Net realized and unrealized gain (loss) on investments	(0.15)		0.39		(0.43)	0.19	0.33	(0.66)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	) ‡	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.02

Total from investment operations	(0.03)		0.65		(0.15)	0.45	0.68	(0.26)

Less distributions:

From net investment income	(0.13)		(0.33)		(0.31)	(0.29)	(0.32)	(0.32)

Net asset value at end of period	$9.73		$9.89		$9.57	$10.03	$9.87	$9.51

Total investment return (b)	(0.33%)		6.80%		(1.46%)	4.55%	7.23%	(2.66%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.50	%††	2.66%		2.79%	2.64%	3.54%	3.77%

Net expenses (c)(d)	0.99	%††	1.01%		1.00%	0.92%	0.97%	0.90%

Portfolio turnover rate	37	%(e)	51	%(e)	33%	32%	34%	26%

Net assets at end of period (in 000’s)	$906,916		$990,736		$999,100	$1,064,435	$882,928	$748,317

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
June 30, 2020* ††	0.86%	0.13%
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%
December 31, 2017	0.85%	0.07%
December 31, 2016	0.87%	0.10%
December 31, 2015	0.87%	0.03%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 36% and 45% for the six months ended June 30, 2020 and for the year ended December 31, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the ‘‘Fund’’) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Unconstrained Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP MacKay Unconstrained Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

29

Notes to Financial Statements (Unaudited) (continued)

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of

30	MainStay VP MacKay Unconstrained Bond Portfolio

investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Loan Assignments, Participations and Commitments.   The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2020, the Portfolio did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(J)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

31

Notes to Financial Statements (Unaudited) (continued)

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2020, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap. Open swap agreements as of June 30, 2020, are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. All open forward currency contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the

32	MainStay VP MacKay Unconstrained Bond Portfolio

close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2020, securities sold short are shown in the Portfolio of Investments.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $1,603,295 and received cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $1,628,960.

(O)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(P)  Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt

33

Notes to Financial Statements (Unaudited) (continued)

securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(Q)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(R)   LIBOR Replacement Risk.   The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(S)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

34	MainStay VP MacKay Unconstrained Bond Portfolio

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk		Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$		$14,151	$14,151
Forward Contracts	Unrealized appreciation on foreign currency forward contracts		3,207		3,207

Total Fair Value			$3,207	$14,151	$17,358

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(1,130,742)	$(1,130,742)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(6,950,877)	(6,950,877)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(197,536)	—	(197,536)

Total Fair Value		$(197,536)	$(8,081,619)	$(8,279,155)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(20,785,642)	$(20,785,642)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(670,214)	(670,214)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	155,438	—	155,438

Total Realized Gain (Loss)		$155,438	$(21,455,856)	$(21,300,418)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,943,489)	$(2,943,489)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(3,530,468)	(3,530,468)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(130,750)	—	(130,750)

Total Change in Unrealized Appreciation (Depreciation)		$(130,750)	$(6,473,957)	$(6,604,707)

35

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$75,235,831	$75,235,831
Futures Contracts Short	$—	$(252,499,588)	$(252,499,588)
Swap Contracts Long	$—	$100,000,000	$100,000,000
Forward Contracts Long(a)	$3,170,135	$—	$3,170,135
Forward Contracts Short	$(8,932,409)	$—	$(8,932,409)

(a)	Positions were open five months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the six-month period ended June 30, 2020, the effective management fee rate was 0.58%.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $2,760,566 and paid the Subadvisor in the amount of $1,380,283.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$57,671	$253,979	$(289,907)	$—	$—	$21,743	$133	$—	21,743

36	MainStay VP MacKay Unconstrained Bond Portfolio

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$896,131,868	$42,386,562	$(16,971,640)	$25,414,922

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $51,269,157, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$11,196	$40,073

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$36,055,232	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the

Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street Served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $109,790 and $145,302, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $254,178 and $320,731, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	92,196	$906,571
Shares issued to shareholders in reinvestment of distributions	46,366	432,987
Shares redeemed	(3,003,474)	(28,898,862)

Net increase (decrease)	(2,864,912)	$(27,559,304)

Year ended December 31, 2019:
Shares sold	248,157	$2,451,502
Shares issued to shareholders in reinvestment of distributions	308,514	3,033,734
Shares redeemed	(7,761,613)	(76,641,030)

Net increase (decrease)	(7,204,942)	$(71,155,794)

37

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	2,261,049	$22,080,415
Shares issued to shareholders in reinvestment of distributions	1,257,465	11,812,850
Shares redeemed	(10,459,263)	(98,518,933)

Net increase (decrease)	(6,940,749)	$(64,625,668)

Year ended December 31, 2019:
Shares sold	3,740,489	$36,848,031
Shares issued to shareholders in reinvestment of distributions	3,364,366	33,021,498
Shares redeemed	(11,297,274)	(110,947,406)

Net increase (decrease)	(4,192,419)	$(41,077,877)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

38	MainStay VP MacKay Unconstrained Bond Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust ; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

40	MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781647	MSVPUB10-08/20 (NYLIAC) NI532

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	5/1/2013	–1.59%	1.46%	–1.46%	–1.51%	1.46%
Service Class Shares	5/1/2013	–1.70	1.22	–1.65	–1.71	1.71

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

S&P Balanced Equity and Bond-Conservative Index[4]	7.55%	11.63%	6.65%	5.83%
HFRI Fund of Funds Composite Index[5]	–2.25	–0.19	1.36	2.43
IQ Hedge Multi-Strategy Index	–1.19	2.24	2.25	2.85
Morningstar Multialternative Category Average[6]	–5.36	–2.99	0.73	0.42

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to the Financial Statements.

2.

Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-
Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$984.10	$3.45	$1,021.38	$3.52	0.70%

Service Class Shares	$1,000.00	$983.00	$4.68	$1,020.14	$4.77	0.95%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

U.S. Ultra Short Term Bond Funds	31.0%

Short-Term Investments	18.2

Bank Loan Funds	14.6

Investment Grade Corporate Bond Funds	10.3

Mortgage-Backed Security Funds	5.4

U.S. Medium Term Treasury Bond Funds	4.1

Europe Equity Funds	3.6

High Yield Corporate Bond Funds	3.5

International Small Cap Equity Funds	3.5

Emerging Bonds—Local Currency Funds	3.0

International Equity Core Funds	2.8

U.S. Small Cap Growth Funds	2.8

Euro Fund	2.3

Emerging Bonds—USD Funds	1.5

Floating Rate—Investment Grade Funds	1.5

BRIC Equity Funds	1.3

U.S. Large Cap Core Funds	1.2%

Emerging Small Cap Equity Funds	1.1

British Pound Fund	0.8

Gold Funds	0.8

Japan Equity Fund	0.8

Broad Fund	0.7

Asia Pacific Equity Funds	0.6

Emerging Equity Funds	0.6

Volatility Note	0.3

International Large Cap Growth Funds	0.2

Silver Fund	0.2

U.S. Dollar Fund	0.2

Other Assets, Less Liabilities	–16.9

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	Invesco Senior Loan ETF

2.	IQ Ultra Short Duration ETF

3.	iShares Short Treasury Bond ETF

4.	Invesco Treasury Collateral ETF

5.	Goldman Sachs Access Treasury 0-1 Year ETF
6.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

7.	iShares iBoxx $ Investment Grade Corporate Bond ETF

8.	SPDR Blackstone / GSO Senior Loan ETF

9.	iShares MBS ETF

10.	Vanguard FTSE Europe ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of Index IQ Advisors LLC, the Portfolio’s Subadvisor.

How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP IQ Hedge Multi-Strategy Portfolio returned –1.59% for Initial Class shares and –1.70% for Service Class shares. Over the same period, both share classes underperformed the 7.55% return for the S&P Balanced Equity and Bond-Conservative Index, which is the Portfolio’s primary benchmark. For the six months ended June 30, 2020, both share classes outperformed the –2.25% return for the HFRI Fund of Funds Composite Index, which is the Portfolio’s secondary benchmark, underperformed the –1.19% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”), which is the Portfolio’s underlying index, and outperformed the –5.36% return of the Morningstar Multialternative Category Average.1

During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?

The COVID-19 pandemic and related economic shutdowns had a material impact on the economy, the capital markets and subsequently the Portfolio. Among the Portfolio’s long positions, volatility and bonds provided positive returns, while commodities, equity and currency proved negative. The total return for short positions was negative for real estate.

Markets largely ignored the pandemic in January and February 2020. However, the economic effects began to become clearer in early March, when we saw a rapid and sharp rotation out of risky assets, such as equities and corporate bonds, into less risky assets, such as U.S. Treasury bills and the U.S. dollar. Risk premiums widened dramatically as investors sought safety.

The sell-off continued until late March when the U.S. federal government introduced a massive fiscal stimulus package to blunt some of the negative economic impact of the shutdowns. At the same time, the U.S. Federal Reserve (“Fed”) announced a series of monetary steps to stabilize the capital markets, including dropping interest rates to near zero and bond and bond exchange-traded fund (“ETF”) purchases to address liquidity concerns in the corporate bond market. Capital markets began to recover with the federal government and the Fed providing much-needed liquidity. Equity markets rose sharply and credit conditions improved dramatically. The economy continued to struggle to recover from the impact of the shutdowns through the end of the reporting period, but started to show signs of improvement. However, this improvement appeared tenuous as states that had reopened earlier showed increasing COVID-19 infection rates threatening the fragile recovery.

What factors affected the Portfolio’s relative performance during the reporting period?

Although the Portfolio’s asset allocation mix was similar to that of the S&P Balanced Equity and Bond-Conservative Index, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio was more exposed to credit-related bonds among its fixed-income holdings, which detracted from the Portfolio’s relative performance. Relative performance also suffered due to the Portfolio’s additional geographic risk among equity holdings, which included international and emerging-market equities that underperformed the U.S. equity market.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

During the reporting period, the Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index2 was approximately 87%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index3 was approximately 7%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?

During the reporting period, the annualized daily volatility of the Portfolio was 13.5%, which compared to a volatility of 6.16% for the Bloomberg Barclays U.S. Aggregate Bond Index.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?

The Portfolio’s allocations are driven by the weightings of the component securities in the Underlying Index, which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index as well as the weights of the assets within these styles. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

1.	See page 5 for more information on benchmark and peer group returns.
2.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8	MainStay VP IQ Hedge Multi-Strategy Portfolio

How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?

The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging-markets, long/short, market neutral, event-driven, fixed-income arbitrage, and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 120% due to periodic short allocations to event-driven and global macro strategies for several months.

The aggregate performance of the weighted Underlying Index versus an equal-weighted allocation of the same strategy components indicates that the Portfolio experienced a negative allocation effect attributable to weighting changes during the reporting period, particularly among event-driven strategies that saw a sharp sell-off followed by an almost equally dramatic recovery. The Portfolio’s ability to replicate broad hedge funds added value, as measured between the equal-weighted strategy index and the equal-weighted hedge fund strategy indexes.

During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?

During the reporting period, contributions from the Portfolio’s equity long/short, market neutral and global macro strategies generated over 100% of the Portfolio’s overall absolute performance. (Contributions take weightings and total returns into account.) The Portfolio’s event-driven strategy was the largest detractor from absolute performance.

How did the Portfolio’s investment style weightings change during the reporting period?

The Portfolio’s allocation to its market neutral and fixed-income arbitrage investment styles remained relatively constant throughout the reporting period, with each strategy generally staying above 25%. The Portfolio’s allocation to its emerging-market investment style also remained relatively steady, hovering in the mid-teens for much of the same period.

The Portfolio’s other allocations experienced more significant changes during the reporting period. Its event-driven allocation stood at over 25% in January 2020, but dropped to a negative allocation following the challenging developments that occurred in March. The allocation turned positive again in May although it stayed below 10%. The Portfolio’s allocation to its global macro investment style turned positive early in the reporting period although it decreased from 18% down to 5% in the second part of the same period. Finally, the Portfolio’s allocation to its long/short investment style stood at 19% in January and decreased over the next several months as equity risk rose. The allocation jumped in April to 25% then began to decrease again over the second quarter of the year.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Shares	Value
Exchange-Traded Funds 94.1%† Bonds 74.9%
Bank Loan Funds 14.6%
Invesco Senior Loan ETF (a)	1,832,608	$39,126,181
SPDR Blackstone / GSO Senior Loan ETF (a)	321,130	13,930,619

		53,056,800

Emerging Bonds—Local Currency Funds 3.0%
SPDR Bloomberg Barclays Convertible Securities ETF (a)	116,819	7,067,550
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a)	30,490	799,143
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	94,924	2,917,964
WisdomTree Emerging Markets Local Debt Fund (a)	3,865	123,409

		10,908,066

Emerging Bonds—USD Funds 1.5%
iShares JP Morgan USD Emerging Markets Bond ETF	44,861	4,899,719
Vanguard Emerging Markets Government Bond ETF	7,253	563,993

		5,463,712

Floating Rate—Investment Grade Funds 1.5%
iShares Floating Rate Bond ETF (a)	77,762	3,933,980
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF (a)	54,967	1,675,394

		5,609,374

High Yield Corporate Bond Funds 3.5%
iShares 0-5 Year High Yield Corporate Bond ETF	159,985	6,861,756
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	227,409	5,730,707

		12,592,463

Investment Grade Corporate Bond Funds 10.3%
iShares Broad USD Investment Grade Corporate Bond ETF	22,015	1,330,146
iShares iBoxx $ Investment Grade Corporate Bond ETF	110,675	14,885,788
SPDR Portfolio Short Term Corporate Bond ETF	76,413	2,394,784
Vanguard Intermediate-Term Corporate Bond ETF	93,431	8,889,025
Vanguard Short-Term Corporate Bond ETF	119,241	9,856,461

		37,356,204

Mortgage-Backed Security Funds 5.4%
iShares MBS ETF	114,858	12,714,780
Vanguard Mortgage-Backed Securities ETF	123,194	6,698,058

		19,412,838

U.S. Medium Term Treasury Bond Funds 4.1%
iShares 3-7 Year Treasury Bond ETF (a)	57,791	7,724,923

	Shares	Value
U.S. Medium Term Treasury Bond Funds (continued)
Schwab Intermediate-Term U.S. Treasury ETF	57,156	$3,359,629
Vanguard Intermediate-Term Treasury ETF	56,117	3,960,177

		15,044,729

U.S. Ultra Short Term Bond Funds 31.0%
Goldman Sachs Access Treasury 0-1 Year ETF	215,767	21,682,426
IQ Ultra Short Duration ETF	624,540	30,914,730
Invesco Treasury Collateral ETF	205,756	21,768,985
iShares Short Treasury Bond ETF	202,692	22,446,112
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	170,962	15,648,152

		112,460,405

Total Bonds (Cost $269,044,252)		271,904,591

Equities 19.2%
Asia Pacific Equity Funds 0.6%
iShares Core MSCI Pacific ETF	9,415	496,170
Vanguard FTSE Pacific ETF (a)	27,689	1,762,405

		2,258,575

BRIC Equity Funds 1.3%
iShares China Large-Cap ETF (a)	35,820	1,422,054
iShares MSCI China ETF	39,739	2,600,918
SPDR S&P China ETF	5,583	585,768

		4,608,740

Broad Fund 0.7%
FlexShares Global Upstream Natural Resources Index Fund	87,589	2,420,960

Emerging Equity Funds 0.6%
iShares Core MSCI Emerging Markets ETF	22,458	1,069,001
Vanguard FTSE Emerging Markets ETF	30,355	1,202,361

		2,271,362

Emerging Small Cap Equity Fund 1.1%
SPDR S&P Emerging Markets Small Cap ETF (a)	101,296	4,135,916

Europe Equity Funds 3.6%
iShares Core MSCI Europe ETF (a)	69,394	2,967,287
Vanguard FTSE Europe ETF (a)	196,405	9,885,064

		12,852,351

International Equity Core Funds 2.8%
iShares Core MSCI EAFE ETF	84,938	4,855,056
Vanguard FTSE Developed Markets ETF	135,479	5,255,231

		10,110,287

International Large Cap Growth Fund 0.2%
iShares MSCI EAFE Growth ETF (a)	10,394	863,845

10	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Equities (continued)
International Small Cap Equity Funds 3.5%
Schwab International Small-Cap Equity ETF (a)	136,858	$4,046,891
Vanguard FTSE All World ex-U.S. Small-Cap ETF (a)	88,298	8,531,353

		12,578,244

Japan Equity Fund 0.8%
Xtrackers MSCI Japan Hedged Equity ETF	78,275	3,028,460

U.S. Large Cap Core Funds 1.2%
Energy Select Sector SPDR Fund	27,672	1,047,385
Financial Select Sector SPDR Fund	102,403	2,369,605
Health Care Select Sector SPDR Fund (a)	4,447	445,011
Technology Select Sector SPDR Fund	5,242	547,737

		4,409,738

U.S. Small Cap Growth Funds 2.8%
iShares Russell 2000 Growth ETF (a)	18,331	3,792,134
iShares S&P Small-Cap 600 Growth ETF (a)	10,994	1,866,671
Vanguard Small-Cap Growth ETF (a)	22,695	4,529,922

		10,188,727

Total Equities (Cost $66,274,644)		69,727,205

Total Exchange-Traded Funds (Cost $335,318,896)		341,631,796

Exchange-Traded Note 0.3%
Volatility 0.3%
iPath Series B S&P 500 VIX Short-Term Futures ETN (a)(b)	29,706	1,008,519

Total Exchange-Traded Note (Cost $617,321)		1,008,519

Exchange-Traded Vehicles 4.3%
Commodities 1.0%
Gold Funds 0.8%
Aberdeen Standard Physical Gold Shares ETF (b)	11,446	196,184
Graniteshares Gold Trust (b)	5,209	92,408
iShares Gold Trust (b)	137,856	2,342,174
SPDR Gold MiniShares Trust (a)(b)	11,678	207,401

		2,838,167

Silver Fund 0.2%
iShares Silver Trust (b)	36,911	627,856

Total Commodities (Cost $3,162,447)		3,466,023

	Shares	Value
Currencies 3.3%
British Pound Fund 0.8%
Invesco CurrencyShares British Pound Sterling Trust (b)	22,582	$2,709,388

Euro Fund 2.3%
Invesco CurrencyShares Euro Trust (b)	80,020	8,481,320

US Dollar Fund 0.2%
Invesco DB U.S. Dollar Index Bullish Fund (a)	33,464	880,772

Total Currencies (Cost $12,027,590)		12,071,480

Total Exchange-Traded Vehicles (Cost $15,190,037)		15,537,503

Short-Term Investments 18.2%
Affiliated Investment Company 1.3%
MainStay U.S. Government Liquidity Fund, 0.05% (c)	4,776,540	4,776,540

Unaffiliated Investment Company 16.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.13% (c)(d)	61,239,996	61,239,996

Total Short-Term Investments (Cost $66,016,536)		66,016,536

Total Investments (Cost $417,142,790)	116.9%	424,194,354
Other Assets, Less Liabilities	(16.9)	(61,412,847)
Net Assets	100.0%	$362,781,507

†	Percentages indicated are based on Portfolio net assets.

(a)

All or a portion of this security was held on loan. As of June 30, 2020, the aggregate market value of securities on loan was $75,276,164; the total market value of collateral held by the Portfolio was $76,870,296. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $15,630,300 (See Note 2(K)).

(b)	Non-income producing security.

(c)	Current yield as of June 30, 2020.

(d)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Swap Contracts

Open OTC total return equity swap contracts as of June 30, 2020 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Bank of America Merrill Lynch	Aberdeen Standard Physical Gold Shares ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	$10	$—
Morgan Stanley & Co.	Aberdeen Standard Physical Gold Shares ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	10	—
Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	1 month LIBOR	10/04/2021	Monthly	(408)	—
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate minus 0.05%	9/15/2020	Monthly	(408)	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	54	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	54	—
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	124	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	124	—
Bank of America Merrill Lynch	Flexshares Global Upstream	1 month LIBOR plus 0.50%	10/04/2021	Monthly	119	—
Morgan Stanley & Co.	Flexshares Global Upstream	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	119	—
Bank of America Merrill Lynch	Goldman Sachs Access Treasury 0-1 Year ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1,088	—
Morgan Stanley & Co.	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,088	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	4	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	4	—
Bank of America Merrill Lynch	Health Care Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	23	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	23	—
Bank of America Merrill Lynch	Invesco CurrencyShares Australian Dollar Trust	1 month LIBOR	10/04/2021	Monthly	(1,233)	—
Morgan Stanley & Co.	Invesco CurrencyShares Australian Dollar Trust	Federal Fund Rate minus 5.38%	9/15/2020	Monthly	(116)	—
Bank of America Merrill Lynch	Invesco CurrencyShares British Pound Sterling Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	138	—
Morgan Stanley & Co.	Invesco CurrencyShares British Pound Sterling Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	138	—
Bank of America Merrill Lynch	Invesco CurrencyShares Euro Currency Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	421	—
Morgan Stanley & Co.	Invesco CurrencyShares Euro Currency Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	421	—
Bank of America Merrill Lynch	Invesco DB US Dollar Index Bullish Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	45	—
Morgan Stanley & Co.	Invesco DB US Dollar Index Bullish Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	45	—
Bank of America Merrill Lynch	Invesco KBW Bank ETF	1 month LIBOR	10/04/2021	Monthly	(32)	—
Morgan Stanley & Co.	Invesco KBW Bank ETF	Federal Fund Rate minus 2.08%	9/15/2020	Monthly	(32)	—
Bank of America Merrill Lynch	Invesco Preferred ETF	1 month LIBOR	10/04/2021	Monthly	(287)	—
Morgan Stanley & Co.	Invesco Preferred ETF	Federal Fund Rate minus 1.48%	9/15/2020	Monthly	(287)	—
Bank of America Merrill Lynch	Invesco S&P 500 Low Volatility	1 month LIBOR	10/04/2021	Monthly	(566)	—
Morgan Stanley & Co.	Invesco S&P 500 Low Volatility	Federal Fund Rate minus 1.53%	9/15/2020	Monthly	(566)	—

12	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	Invesco Senior Loan ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	$1,971	$—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,971	—
Bank of America Merrill Lynch	Invesco Treasury Collateral ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1,093	—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,093	—
Bank of America Merrill Lynch	iPath Series B S&P 500 VIX Short-Term Futures ETN	1 month LIBOR plus 0.50%	10/04/2021	Monthly	49	—
Morgan Stanley & Co.	iPath Series B S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	49	—
Bank of America Merrill Lynch	IQ Ultra Short Duration ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1,544	—
Morgan Stanley & Co.	IQ Ultra Short Duration ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,544	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	345	—
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	345	—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	1 month LIBOR	10/04/2021	Monthly	(40)	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(40)	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	386	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	386	—
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	65	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	65	—
Bank of America Merrill Lynch	iShares China Large-Cap ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	70	—
Morgan Stanley & Co.	iShares China Large-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	70	—
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	244	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	244	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	51	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	51	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	145	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	145	—
Bank of America Merrill Lynch	iShares Core MSCI Pacific ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	25	—
Morgan Stanley & Co.	iShares Core MSCI Pacific ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	25	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Growth ETF	1 month LIBOR	10/04/2021	Monthly	(103)	—
Morgan Stanley & Co.	iShares Core S&P U.S. Growth ETF	Federal Fund Rate minus 6.43%	9/15/2020	Monthly	(103)	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Value ETF	1 month LIBOR	10/04/2021	Monthly	(249)	—
Morgan Stanley & Co.	iShares Core S&P U.S. Value ETF	Federal Fund Rate minus 3.38%	9/15/2020	Monthly	(249)	—
Bank of America Merrill Lynch	iShares Core US REIT ETF	1 month LIBOR	10/04/2021	Monthly	(190)	—
Morgan Stanley & Co.	iShares Core US REIT ETF	Federal Fund Rate minus 3.13%	9/15/2020	Monthly	(190)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol Emerging Markets ETF	1 month LIBOR	10/04/2021	Monthly	(277)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(277)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol USA ETF	1 month LIBOR	10/04/2021	Monthly	(2,214)	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	iShares Edge MSCI Min Vol USA ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	$(2,214)	$—
Bank of America Merrill Lynch	iShares Edge MSCI USA Momentum Factor ETF	1 month LIBOR	10/04/2021	Monthly	(215)	—
Morgan Stanley & Co.	iShares Edge MSCI USA Momentum Factor ETF	Federal Fund Rate minus 0.78%	9/15/2020	Monthly	(215)	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	196	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	196	—
Bank of America Merrill Lynch	iShares Gold Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	114	—
Morgan Stanley & Co.	iShares Gold Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	114	—
Bank of America Merrill Lynch	iShares iBoxx USD Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	733	—
Morgan Stanley & Co.	iShares iBoxx USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	733	—
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	1 month LIBOR	10/04/2021	Monthly	(869)	—
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(869)	—
Bank of America Merrill Lynch	iShares JP Morgan USD Emerging Markets Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	239	—
Morgan Stanley & Co.	iShares JP Morgan USD Emerging Markets Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	239	—
Bank of America Merrill Lynch	iShares MBS ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	640	—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	640	—
Bank of America Merrill Lynch	iShares MSCI China ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	122	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	122	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	44	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	44	—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	1 month LIBOR	10/04/2021	Monthly	(454)	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(454)	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	183	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	183	—
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	1 month LIBOR	10/04/2021	Monthly	(668)	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(668)	—
Bank of America Merrill Lynch	iShares S&P Small CAP 600 Value ETF	1 month LIBOR	10/04/2021	Monthly	(416)	—
Morgan Stanley & Co.	iShares S&P Small CAP 600 Value ETF	Federal Fund Rate minus 4.53%	9/15/2020	Monthly	(416)	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	90	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	90	—
Bank of America Merrill Lynch	iShares Short Treasury Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	1,126	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,126	—
Bank of America Merrill Lynch	iShares Silver Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	31	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	31	—
Bank of America Merrill Lynch	iShares TIPS Bond ETF	1 month LIBOR	10/04/2021	Monthly	(1,372)	—
Morgan Stanley & Co.	iShares TIPS Bond ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(1,372)	—

14	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	iShares US Preferred Stock ETF	1 month LIBOR	10/04/2021	Monthly	$(792)	$—
Morgan Stanley & Co.	iShares US Preferred Stock ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(792)	—
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	168	—
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	168	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	199	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	199	—
Bank of America Merrill Lynch	Schwab U.S. Large Cap Value ETF	1 month LIBOR	10/04/2021	Monthly	(245)	—
Morgan Stanley & Co.	Schwab U.S. Large Cap Value ETF	Federal Fund Rate minus 2.58%	9/15/2020	Monthly	(245)	—
Bank of America Merrill Lynch	Schwab U.S. Large-Cap Growth ETF	1 month LIBOR	10/04/2021	Monthly	(119)	—
Morgan Stanley & Co.	Schwab U.S. Large-Cap Growth ETF	Federal Fund Rate minus 4.18%	9/15/2020	Monthly	(119)	—
Bank of America Merrill Lynch	Schwab U.S. REIT ETF	1 month LIBOR	10/04/2021	Monthly	(678)	—
Morgan Stanley & Co.	Schwab U.S. REIT ETF	Federal Fund Rate minus 1.50%	9/15/2020	Monthly	(678)	—
Bank of America Merrill Lynch	SPDR Blackstone / GSO Senior Loan ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	696	—
Morgan Stanley & Co.	SPDR Blackstone / GSO Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	696	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	785	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	785	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Convertible Securities ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	333	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	333	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	40	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	40	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays High Yield Bond ETF	1 month LIBOR	10/04/2021	Monthly	(422)	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays High Yield Bond ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(422)	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Invest	1 month LIBOR plus 0.50%	10/04/2021	Monthly	84	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Invest	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	84	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	287	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	287	—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	1 month LIBOR	10/04/2021	Monthly	(633)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 1.13%	9/15/2020	Monthly	(633)	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	1 month LIBOR plus 0.50%	10/04/2021	Monthly	10	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$10	$—
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	1 month LIBOR	10/04/2021	Monthly	(6)	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate minus 0.68%	9/15/2020	Monthly	(6)	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Growth ETF	1 month LIBOR	10/04/2021	Monthly	(92)	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Growth ETF	Federal Fund Rate minus 2.08%	9/15/2020	Monthly	(92)	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Value ETF	1 month LIBOR	10/04/2021	Monthly	(185)	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Value ETF	Federal Fund Rate minus 2.48%	9/15/2020	Monthly	(185)	—
Bank of America Merrill Lynch	SPDR Portfolio Short Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	120	—
Morgan Stanley & Co.	SPDR Portfolio Short Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	120	—
Bank of America Merrill Lynch	SPDR S&P Bank ETF	1 month LIBOR	10/04/2021	Monthly	(99)	—
Morgan Stanley & Co.	SPDR S&P Bank ETF	Federal Fund Rate minus 0.78%	9/15/2020	Monthly	(99)	—
Bank of America Merrill Lynch	SPDR S&P China ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	27	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	27	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets Small Cap ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	193	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets Small Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	193	—
Bank of America Merrill Lynch	Technology Select Sector SPDR Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	26	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	26	—
Bank of America Merrill Lynch	VanEck Vectors High-Yield Municipal Index ETF	1 month LIBOR	10/04/2021	Monthly	(630)	—
Morgan Stanley & Co.	VanEck Vectors High-Yield Municipal Index ETF	Federal Fund Rate minus 2.58%	9/15/2020	Monthly	(630)	—
Bank of America Merrill Lynch	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	147	—
Morgan Stanley & Co.	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	147	—
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	28	—
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	28	—
Bank of America Merrill Lynch	Vanguard FTSE All World ex-U.S. Small-Cap ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	411	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-U.S. Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	411	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	261	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	261	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	57	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	57	—
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	481	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	481	—

16	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	Vanguard FTSE Pacific ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	$86	$—
Morgan Stanley & Co.	Vanguard FTSE Pacific ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	86	—
Bank of America Merrill Lynch	Vanguard Growth ETF	1 month LIBOR	10/04/2021	Monthly	(639)	—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate minus 0.83%	9/15/2020	Monthly	(639)	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	439	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	439	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	198	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	198	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	1 month LIBOR	10/04/2021	Monthly	(4)	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate minus 3.33%	9/15/2020	Monthly	(4)	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	337	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	337	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Value ETF	1 month LIBOR	10/04/2021	Monthly	(98)	—
Morgan Stanley & Co.	Vanguard Russell 1000 Value ETF	Federal Fund Rate minus 5.08%	9/15/2020	Monthly	(98)	—
Bank of America Merrill Lynch	Vanguard Russell 1000 Growth ETF	1 month LIBOR	10/04/2021	Monthly	(46)	—
Morgan Stanley & Co.	Vanguard Russell 1000 Growth ETF	Federal Fund Rate minus 2.08%	9/15/2020	Monthly	(46)	—
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	491	—
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	491	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	221	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	221	—
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	1 month LIBOR	10/04/2021	Monthly	(1,114)	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate minus 0.83%	9/15/2020	Monthly	(1,114)	—
Bank of America Merrill Lynch	Vanguard Value ETF	1 month LIBOR	10/04/2021	Monthly	(2,002)	—
Morgan Stanley & Co.	Vanguard Value ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(2,002)	—
Bank of America Merrill Lynch	WisdomTree Emerging Markets Local Debt Fund	1 month LIBOR plus 0.50%	10/04/2021	Monthly	6	—
Morgan Stanley & Co.	WisdomTree Emerging Markets Local Debt Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	6	—
Bank of America Merrill Lynch	Xtrackers MSCI Europe Hedged Equity ETF	1 month LIBOR	10/04/2021	Monthly	(64)	—
Morgan Stanley & Co.	Xtrackers MSCI Europe Hedged Equity ETF	Federal Fund Rate minus 13.38%	9/15/2020	Monthly	(64)	—
Bank of America Merrill Lynch	Xtrackers MSCI Japan Hedged Equity ETF	1 month LIBOR plus 0.50%	10/04/2021	Monthly	158	—
Morgan Stanley & Co.	Xtrackers MSCI Japan Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	158	—
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	1 month LIBOR	10/04/2021	Monthly	(159)	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate minus 2.08%	9/15/2020	Monthly	$(159)	$—
					$1,519	$—

1	As of June 30, 2020, cash in the amount of $150,000 was on deposit with a broker for total return equity swap contracts.

2	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

3	Reflects the value at reset date as of June 30, 2020.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BRIC—Brazil, Russia, India and China

DB—Deutsche Bank

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

ETN—Exchange-Traded Note

FTSE—Financial Times Stock Exchange

KBW—Keefe, Bruyette & Woods

LIBOR—London Interbank Offered Rate

MBS—Mortgage-Backed Security

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

USD —United States Dollar

VIX —CBOE Volatility Index

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$341,631,796	$—	$—	$341,631,796
Exchange-Traded Notes	1,008,519	—	—	1,008,519
Exchange-Traded Vehicles	15,537,503	—	—	15,537,503
Short-Term Investments
Affiliated Investment Company	4,776,540	—	—	4,776,540
Unaffiliated Investment Company	61,239,996	—	—	61,239,996

Total Short-Term Investments	66,016,536	—	—	66,016,536

Total Investments in Securities	$424,194,354	$—	$—	$424,194,354

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

18	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $412,366,250) including securities on loan of $75,276,164	$419,417,814
Investment in affiliated investment company, at value (identified cost $4,776,540)	4,776,540
Cash	274,052
Cash collateral on deposit at broker for swap contracts	150,000
Receivables:
Dividends and interest	282,237
Portfolio shares sold	46,962
Securities lending	43,846
Other assets	2,197

Total assets	424,993,648

Liabilities
Cash collateral received for securities on loan	61,239,996
Payables:
Custodian	394,337
Portfolio shares redeemed	219,557
Manager (See Note 3)	141,213
Shareholder communication	92,939
NYLIFE Distributors (See Note 3)	71,879
Professional fees	40,443
Offering costs	5,000
Trustees	482
Accrued expenses	6,295

Total liabilities	62,212,141

Net assets	$362,781,507

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,274
Additional paid-in capital	430,391,707

430,433,981
Total distributable earnings (loss)	(67,652,474)

Net assets	$362,781,507

Initial Class
Net assets applicable to outstanding shares	$10,606,154

Shares of beneficial interest outstanding	1,233,345

Net asset value per share outstanding	$8.60

Service Class
Net assets applicable to outstanding shares	$352,175,353

Shares of beneficial interest outstanding	41,040,617

Net asset value per share outstanding	$8.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$3,488,651
Securities lending	492,482
Dividends-affiliated	5,738
Interest	1,619

Total income	3,988,490

Expenses
Manager (See Note 3)	1,385,474
Custodian	503,008
Distribution/Service—Service Class (See Note 3)	448,950
Shareholder communication	55,284
Professional fees	37,929
Trustees	4,651
Miscellaneous	12,587

Total expenses before waiver/reimbursement	2,447,883
Expense waiver/reimbursement from Manager (See Note 3)	(705,824)

Net expenses	1,742,059

Net investment income (loss)	2,246,431

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(9,642,707)
Swap transactions	1,284,369
Foreign currency transactions	(7)

Net realized gain (loss) on investments, swap transactions and foreign currency transactions	(8,358,345)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,144,348)
Translation of other assets and liabilities in foreign currencies	(343)

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,144,691)

Net realized and unrealized gain (loss) on investments, swap transactions and foreign currency transactions	(10,503,036)

Net increase (decrease) in net assets resulting from operations	$(8,256,605)

20	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,246,431	$8,379,515
Net realized gain (loss) on investments, swap transactions and foreign currency transactions	(8,358,345)	3,885,815
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,144,691)	19,050,296

Net increase (decrease) in net assets resulting from operations	(8,256,605)	31,315,626

Distributions to shareholders:
Initial Class	—	(192,294)
Service Class	—	(5,105,960)

	—	(5,298,254)

Distributions to shareholders from return of capital:
Initial Class	—	(8,032)
Service Class	—	(213,271)
	—	(221,303)

Total distributions to shareholders	—	(5,519,557)

Capital share transactions:
Net proceeds from sale of shares	6,262,338	10,347,572
Net asset value of shares issued to shareholders in reinvestment of distributions	—	5,519,557
Cost of shares redeemed	(35,074,030)	(41,966,563)

Increase (decrease) in net assets derived from capital share transactions	(28,811,692)	(26,099,434)

Net increase (decrease) in net assets	(37,068,297)	(303,365)

Net Assets
Beginning of period	399,849,804	400,153,169

End of period	$362,781,507	$399,849,804

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019	2018†	2017†	2016†		2015

Net asset value at beginning of period	$8.74		$8.22	$8.92	$9.04	$9.03		$9.82

Net investment income (loss) (a)	0.06		0.20	(0.05)	(0.08)	(0.10)		(0.06)

Net realized and unrealized gain (loss) on investments	(0.20)		0.49	(0.55)	0.16	0.03		(0.72)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.10)	0.08		(0.01)

Total from investment operations	(0.14)		0.69	(0.60)	(0.02)	0.01		(0.79)

Less distributions:

From net investment income	—		(0.16)	(0.10)	(0.10)	—		—

Return of capital	—		(0.01)	—	—	—		—

Total distributions	—		(0.17)	(0.10)	(0.10)	—		—

Net asset value at end of period	$8.60		$8.74	$8.22	$8.92	$9.04		$9.03

Total investment return (b)	(1.60	%)(c)	8.47%	(6.88%)	(0.25%)	0.11	% (c)	(8.04%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.47	% ††	2.36%	(0.53%)	(0.93%)	(1.11%)		(0.59%)

Net expenses (d)	0.70	% ††	0.70%	1.43%	1.43%	1.46%		1.47%

Net expenses (before waiver/reimbursement) (d)(e)	1.07	% ††	1.20%	2.96%	2.63%	2.63%		2.00%

Portfolio turnover rate	100%		151%	450%	185%	267%		115%

Net assets at end of period (in 000’s)	$10,606		$10,749	$9,059	$149,753	$201,252		$3,051

*	Unaudited.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
June 30, 2020*††	0.70%	—
December 31, 2019	0.70%	—
December 31, 2018	1.43%	1.28%
December 31, 2017	1.43%	1.05%
December 31, 2016	1.46%	0.95%
December 31, 2015	1.47%	0.53%

22	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019	2018†	2017†	2016†		2015

Net asset value at beginning of period	$8.73		$8.18	$8.87	$8.99	$9.00		$9.79

Net investment income (loss) (a)	0.05		0.18	(0.00)‡	(0.11)	(0.12)		(0.11)

Net realized and unrealized gain (loss) on investments	(0.20)		0.49	(0.63)	0.18	0.03		(0.67)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.11)	0.08		(0.01)

Total from investment operations	(0.15)		0.67	(0.63)	(0.04)	(0.01)		(0.79)

Less distributions:

From net investment income	—		(0.12)	(0.06)	(0.08)	—		—

Return of capital	—		(0.00)‡	—	—	—		—

Total distributions	—		(0.12)	(0.06)	(0.08)	—		—

Net asset value at end of period	$8.58		$8.73	$8.18	$8.87	$8.99		$9.00

Total investment return (b)	(1.72	%)(c)	8.23%	(7.14%)	(0.51%)	(0.11	%)(c)	(8.07	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.21	% ††	2.09%	0.03%	(1.20%)	(1.36%)		(1.15%)

Net expenses (d)	0.95	% ††	0.95%	1.60%	1.68%	1.71%		1.72%

Net expenses (before waiver/reimbursement) (d)(e)	1.33	% ††	1.45%	2.84%	2.88%	2.80%		2.51%

Portfolio turnover rate	100%		151%	450%	185%	267%		115%

Net assets at end of period (in 000’s)	$352,175		$389,101	$391,094	$423,600	$366,470		$330,375

*	Unaudited.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
June 30, 2020*††	0.95%	—
December 31, 2019	0.95%	—
December 31, 2018	1.60%	0.99%
December 31, 2017	1.68%	1.05%
December 31, 2016	1.71%	0.90%
December 31, 2015	1.72%	0.79%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective at the close of business on November 30, 2018, the Portfolio acquired the assets and liabilities of MainStay VP Absolute Return Multi-Strategy Portfolio (the “Reorganization”), which was a separate series of the Fund (the “VP ARMS Portfolio”). The Reorganization was approved by the Fund’s Board of Trustees (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The VP ARMS Portfolio was the accounting survivor in the Reorganization and as such, the financial statements and the financial highlights reflect the financial information of the VP ARMS Portfolio through November 30, 2018.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustee of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such

24	MainStay VP IQ Hedge Multi-Strategy Portfolio

methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

25

Notes to Financial Statements (Unaudited) (continued)

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Equity securities, including ETPs, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.

(G)  Use of Estimates.  In preparing the financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2020, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and

27

Notes to Financial Statements (Unaudited) (continued)

performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2020, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or secu rities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio had securities on loan with an aggregate market value of $75,276,164; the total market value of collateral held by the Portfolio was $76,870,296. The market value of the collateral held

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

included non-cash collateral, in the form of U.S. Treasury securities, with a value of $15,630,300 and cash collateral, which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio, with a value of $61,239,996.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(N)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(O)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows.

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

29

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$1,284,369	$1,284,369

Total Realized Gain (Loss)		$1,284,369	$1,284,369

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$36,696,674	$36,696,674
Swap Contracts Short	$(35,967,870)	$(35,967,870)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio’s average daily net assets.

Effective May 1, 2020, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95% of the Portfolio’s average daily net assets, respectively. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,385,474 and waived its fees and/or reimbursed expenses in the amount of $705,824 and paid the Subadvisor in the amount of $339,825.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$3,675	$25,649	$(24,547)	$—	$—	$4,777	$6	$—	4,777

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

(D)  Capital.  As of June 30, 2020, New York Life and its affiliates beneficially held shares of the Portfolio with the values and percentages of net assets as follows:

Initial Class	$1,516,396	14.3%
Service Class	25,595	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$417,561,270	$10,169,048	$(3,535,964)	$6,633,084

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $68,115,836, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$68,093	$23

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019

Distributions paid from:
Ordinary Income	$5,298,254
Return of Capital	221,303
Total	$5,519,557

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of securities, other than short-term securities, were $371,596 and $398,286, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	56,185	$483,549
Shares redeemed	(53,049)	(434,654)

Net increase (decrease)	3,136	$48,895

Year ended December 31, 2019:
Shares sold	163,150	$1,400,071
Shares issued to shareholders in reinvestment of distributions	23,044	200,326
Shares redeemed	(58,615)	(505,432)

Net increase (decrease)	127,579	$1,094,965

31

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	671,880	$5,778,789
Shares redeemed	(4,205,178)	(34,639,376)

Net increase (decrease)	(3,533,298)	$(28,860,587)

Year ended December 31, 2019:
Shares sold	1,046,021	$8,947,501
Shares issued to shareholders in reinvestment of distributions	611,715	5,319,231
Shares redeemed	(4,883,438)	(41,461,131)

Net increase (decrease)	(3,225,702)	$(27,194,399)

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

Discussion of the Operation and Effectiveness of the Portfolio’s

Liquidity Risk Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

34	MainStay VP IQ Hedge Multi-Strategy Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781596	MSVPARM10-08/20 (NYLIAC) NI506

MainStay VP PIMCO Real Return Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

High levels of volatility shook financial markets in response to the COVID-19 pandemic and an abrupt decline in global economic activity during the six months ended June 30, 2020.

Markets entered 2020 riding strong fourth quarter performance and an economic expansion of historic longevity. Most broad stock and bond indices began to dip in late February as growing numbers of COVID-19 cases were seen in hotspots around the world. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment, with equities declining by roughly a third and the yield on high-yield credit indices shooting higher.

Policymakers responded with extraordinary speed to address the situation. In the United States, the Federal Reserve (“Fed”) cut interest rates to near zero and announced unlimited quantitative easing. With help from Treasury, the Fed later rolled out a series of lending facilities to directly support market functioning. In late March, the Federal government declared a national emergency; Congress passed, and the President signed, a $2 trillion CARES Act (The Coronavirus Aid, Relief, and Economic Security Act), with the promise of further assistance for consumers and businesses to come. This enormous wave of policy support helped fuel a rapid recovery in market pricing as stocks bounced back and credit spreads narrowed. Some states rushed to ease restrictions on travel and social gatherings, further fueling optimism that the effects of the pandemic might prove short lived. However, the final weeks of the reporting period saw infection rates beginning to rise in some of the first states to reopen, raising concerns that a second round of restrictive government policies might prove necessary, once again stifling economic activity.

Despite all the market volatility, the broadly based S&P 500® Index finished the first half of 2020 only slightly below its starting point and the technology-heavy NASDAQ Composite Index posted gains, closing in near record territory. Small-cap stocks tended to trail their large cap counterparts, as illustrated by the Russell 2000® Index’s loss of approximately 15%, while value-oriented stocks lagged growth-oriented issues. From a global perspective, U.S. stocks generally outperformed international equities, with emerging markets hit particularly hard by the flight from risk.

Fixed-income markets also experienced unusually high levels of volatility. Recognized safe havens, such as U.S. government bonds, attracted increased investment, driving yields lower and prices higher, positioning long-term Treasury bonds to deliver particularly strong gains. Investment-grade corporate bonds lost value in March before recovering in the closing months of the reporting period, while relatively speculative high-yield credit faced the brunt of risk-off sentiment. Emerging market debt underperformed most other bonds types as investors sought to minimize currency and sovereign risks.

Today, as we at New York Life Investments continue to track the ongoing health crisis and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise—our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you, as a MainStay investor, with world class investment solutions in this rapidly evolving environment.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2020

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	6.03%	8.30%	3.55%	1.99%	1.71%
Service Class Shares	2/17/2012	5.90	8.03	3.29	1.75	1.96

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. TIPS Index[3]	6.01%	8.28%	3.75%	2.25%
Morningstar Inflation-Protected Bond Category Average[4]	4.70	6.78	3.09	1.64

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury

Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2020, to June 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2020, to June 30, 2020. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2020. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/20	Ending Account Value (Based on Actual Returns and Expenses) 6/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,060.30	$5.12	$1,019.89	$5.02	1.00%

Service Class Shares	$1,000.00	$1,059.00	$6.40	$1,018.65	$6.27	1.25%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2020 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2020 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.125%, due 1/15/21–7/15/29

2.	United States Treasury Inflation—Indexed Bonds, 0.125%–3.375%, due 1/15/25–2/15/49

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.00%–4.32%, due 11/1/34–9/1/50 TBA

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%, due 2/1/50 TBA

5.	Italy Buoni Poliennali Del Tesoro, 1.40%, due 5/26/25
6.	Japanese Government CPI Linked Bond, 0.10%, due 3/10/28–3/10/29

7.	Nykredit Realkredit A/S, 1.00%–2.50%, due 10/1/47–10/1/50

8.	Jyske Realkredit A/S, 1.00%–2.50%, due 10/1/47–10/1/50

9.	New Zealand Government Inflation Linked Bond, 2.00%–3.00%, due 9/20/25–9/20/35

10.	Brazil Letras do Tesouro Nacional (zero coupon), due 10/1/20

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2020?

For the six months ended June 30, 2020, MainStay VP PIMCO Real Return Portfolio returned 6.03% for Initial Class shares and 5.90% for Service Class shares. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 6.01% return of the Bloomberg Barclays U.S. TIPS Index, which is the Portfolio’s benchmark. As of June 30, 2020, both share classes outperformed the 4.70% return of the Morningstar Inflation-Protected Bond Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Several strategies made positive contributions to the Portfolio’s performance relative to the Bloomberg Barclays U.S. TIPS Index during the reporting period. (Contributions take weightings and total returns into account.) Positive strategies included:

•	Holding overweight exposure to U.S. interest rate positioning as U.S. rates fell amid pandemic-related fears and central bank policy softening;

•	Maintaining underweight exposure to European and U.K. breakeven inflation exposure (the difference between nominal and real yields) as inflation expectations in the region fell;

•	Tactically adopting U.S. breakeven inflation exposure as inflation expectations in the United States fluctuated; and

•	Short in high-yield corporate exposure as credit spreads[2] widened.

Conversely, several strategies detracted from relative performance during the same period, including:

•	Holding positions in agency and non-agency mortgage-backed securities (“MBS”);

•	Holding positions in investment-grade corporate credit;

•	Holding a long position in the Russian ruble; and

•	Holding underweight nominal duration[3] positions in the United States, the U.K. and Germany.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives may be used in the Portfolio as a means of gaining or decreasing exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible through the use of cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.

U.S. breakeven inflation positioning, which was in part achieved through swaps, options and futures, made a positive contribution to the Portfolio’s relative performance during the reporting period. Exposure to German nominal duration, partially facilitated with futures and options, detracted from performance. Within spread sectors, underweight positioning on high-yield credit default swaps indices (“CDX”) enhanced performance. Finally, currency exposure employing currency forwards detracted from overall performance.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s average duration remained longer than that of the Bloomberg Barclays U.S. TIPS Index during the reporting period. More specifically, the Portfolio maintained overweight exposure to real duration in the United States. The Portfolio increased its U.S. breakeven inflation exposure during April, which enhanced relative performance during the second quarter of 2020 as inflation expectations rebounded.

The Portfolio’s average duration increased during the reporting period, standing at 8.08 years as of June 30, 2020.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

While the Portfolio entered the reporting period defensively positioned, it experienced bouts of volatility as risk markets sold off in March 2020 amid fears of a global pandemic. Inflation expectations fell, which was negative for performance as the Portfolio held overweight exposure to U.S. breakeven inflation. The Portfolio increased breakeven inflation exposure as breakeven inflation reached the cheapest levels ever. Breakeven inflation, among other risk assets, later rebounded from its lows, which bolstered the Portfolio’s relative performance. Spread sectors underperformed Treasury securities as concerns of a global shutdown weighed on corporate earnings projections, and mortgages sold off, negatively affecting the Portfolio’s out-of-benchmark exposure to Agency MBS, non-Agency MBS and corporate credit. Policy responses from the U.S. Federal Reserve and Congress eased financial stress on the corporate and MBS sectors, causing spreads to tighten from March levels. The Portfolio held a short high-yield CDX position, which partially offset negative performance from investment-grade credit and MBS.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP PIMCO Real Return Portfolio

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Within real duration, a long position in U.S. Treasury Inflation-Protected Securities (“TIPS”) enhanced Portfolio performance as rates across the real yield curve4 declined. Underweight nominal duration positions in the United States, the U.K. and Germany detracted from performance amid falling global rates. Falling inflation expectations in the U.K. and eurozone were positive for performance given the Portfolio’s short exposure to U.K. and eurozone breakeven inflation rates. Out-of-benchmark exposures to spread sectors such as investment-grade corporate credit and residential MBS detracted as spreads widened. Lastly a long position in the Russian ruble detracted over the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio maintained overweight exposure to overall duration relative to the Bloomberg Barclays

U.S. TIPS Index. As previously mentioned, the Portfolio increased its U.S. breakeven inflation exposure in April, as inflation expectations fell with rising pandemic fears. The Portfolio maintained this exposure through the remainder of the second quarter of 2020, benefiting from a rebound in inflation expectations. Lastly, the Portfolio maintained exposure to mortgages, corporate credit and emerging-market debt.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2020, the Portfolio held overweight exposure to U.S. TIPS relative to the Bloomberg Barclays U.S. TIPS Index while maintaining a defensive posture toward nominal yields. The Portfolio also continued to hold out-of-Index exposure to MBS, corporate securities, bonds of non-U.S. developed nations and dollar-denominated emerging-market securities.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2020 (Unaudited)

	Principal Amount		Value
Long-Term Bonds 139.1%† Asset-Backed Securities 5.2%
Other Asset-Backed Securities 5.2%
Argent Securities, Inc. Series 2006-W4, Class A2C 0.345% (1 Month LIBOR + 0.16%), due 5/25/36 (a)		$322,038	$113,915
Atrium XII Series 2012-A, Class AR 1.928% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)		297,540	294,872
Black Diamond CLO, Ltd. Series 2015-1A, Class A1R 0.65% (3 Month EURIBOR + 0.65%), due 10/3/29 (a)(b)	EUR	257,139	287,853
Catamaran CLO, Ltd. Series 2013-1A, Class AR 1.841% (3 Month LIBOR + 0.85%), due 1/27/28 (a)(b)		$1,096,782	1,078,532
CoreVest American Finance Trust Series 2017-1, Class A 2.968%, due 10/15/49 (b)		66,397	67,537
Countrywide Asset-Backed Certificates Series 2007-08, Class 1A1 0.375% (1 Month LIBOR + 0.19%), due 11/25/37 (a)		757,187	700,151
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 0.805% (1 Month LIBOR + 0.62%), due 1/25/32 (a)		954,522	891,622
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB6, Class A3 0.405% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)		1,107,400	838,860
First Franklin Mortgage Loan Trust Series 2006-FF17, Class A2 0.305% (1 Month LIBOR + 0.12%), due 12/25/36 (a)		566,909	469,181
GSAA Home Equity Trust Series 2006-17, Class A3A 0.425% (1 Month LIBOR + 0.24%), due 11/25/36 (a)		1,289,145	609,187
Halcyon Loan Advisors Funding, Ltd. Series 2015-1A, Class AR 2.055% (3 Month LIBOR + 0.92%), due 4/20/27 (a)(b)		147,760	146,424
Home Equity Asset Trust (a)
Series 2005-8, Class M2 0.635% (1 Month LIBOR + 0.45%), due 2/25/36		300,000	278,972

	Principal Amount		Value
Other Asset-Backed Securities (continued)
Home Equity Asset Trust (continued)
Series 2004-2, Class M1 0.98% (1 Month LIBOR + 0.795%), due 7/25/34		$98,596	$96,275
Jamestown CLO IV, Ltd. Series 2014-4A, Class A1AR 1.909% (3 Month LIBOR + 0.69%), due 7/15/26 (a)(b)		108,307	107,973
Jamestown CLO VII, Ltd. Series 2015-7A, Class A1R 1.821% (3 Month LIBOR + 0.83%), due 7/25/27 (a)(b)		1,056,743	1,046,606
Jubilee CLO B.V. Series 2015-16A, Class A1R 0.442% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	EUR	1,660,000	1,842,107
KVK CLO, Ltd. Series 2013-1A, Class AR 2.211% (3 Month LIBOR + 0.90%), due 1/14/28 (a)(b)		$1,364,826	1,349,435
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1 3.75%, due 4/25/59 (b)(c)		175,079	177,740
Long Beach Mortgage Loan Trust Series 2006-7, Class 2A2 0.305% (1 Month LIBOR + 0.12%), due 8/25/36 (a)		274,082	134,276
MacKay Shields Euro CLO Series 2A, Class A 1.55% (3 Month EURIBOR + 1.55%), due 8/15/33 (a)(b)	EUR	250,000	280,875
Man GLG Euro CLO Series 2A, Class A1R 0.87% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)		250,000	277,669
Marathon CLO V, Ltd. Series 2013-5A, Class A1R 1.244% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)		$1,516,329	1,483,308
Marlette Funding Trust Series 2019-3A, Class A 2.69%, due 9/17/29 (b)		98,948	99,469
MASTR Asset Backed Securities Trust Series 2006-WMC4, Class A5 0.335% (1 Month LIBOR + 0.15%), due 10/25/36 (a)		129,913	53,098
Morgan Stanley ABS Capital I, Inc. Trust Series 2005-WMC1, Class M3 0.965% (1 Month LIBOR + 0.78%), due 1/25/35 (a)		269,563	258,876

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
New Century Home Equity Loan Trust Series 2004-04, Class M1 0.95% (1 Month LIBOR + 0.765%), due 2/25/35 (a)		$76,232	$72,617
New Residential Mortgage Loan Trust Series 2018-3A, Class A1 4.50%, due 5/25/58 (b)(d)		214,371	231,820
OCP CLO, Ltd. (a)(b)
Series 2015-10A, Class A1R 1.811% (3 Month LIBOR + 0.82%), due 10/26/27		1,257,784	1,247,413
Series 2015-9A, Class A1R 2.019% (3 Month LIBOR + 0.80%), due 7/15/27		169,103	167,960
RASC Trust (a)
Series 2006-EMX4, Class A4 0.415% (1 Month LIBOR + 0.23%), due 6/25/36		821,944	783,545
Series 2006-KS6, Class A4 0.435% (1 Month LIBOR + 0.25%), due 8/25/36		295,551	291,277
Series 2005-KS8, Class M4 0.775% (1 Month LIBOR + 0.59%), due 8/25/35		600,000	591,374
Series 2005-EMX1, Class M2 1.28% (1 Month LIBOR + 1.095%), due 3/25/35		631,322	599,601
Saxon Asset Securities Trust Series 2007-03, Class 1A 0.495% (1 Month LIBOR + 0.31%), due 9/25/37 (a)		172,733	161,410
Securitized Asset-Backed Receivables LLC Trust (a)
Series 2006-HE2, Class A2C 0.335% (1 Month LIBOR + 0.15%), due 7/25/36		228,194	121,296
Series 2006-HE1, Class A2C 0.345% (1 Month LIBOR + 0.16%), due 7/25/36		633,440	294,824
SLM Student Loan Trust (a)
Series 2003-5, Class A5 0.00% (3 Month EURIBOR + 0.27%), due 6/17/24	EUR	22,944	25,702
Series 2004-2, Class A5 0.019% (3 Month EURIBOR + 0.18%), due 1/25/24		64,574	72,530
Series 2004-3A, Class A6B 1.541% (3 Month LIBOR + 0.55%), due 10/25/64 (b)		$479,464	455,567

	Principal Amount	Value
Other Asset-Backed Securities (continued)
SLM Student Loan Trust (continued)
Series 2011-B, Class A3 2.435% (1 Month LIBOR + 2.25%), due 6/16/42 (a)(b)	$55,559	$55,713
Soundview Home Equity Loan Trust (a)
Series 2007-OPT2, Class 2A3 0.365% (1 Month LIBOR + 0.18%), due 7/25/37	231,523	213,599
Series 2007-OPT1, Class 1A1 0.385% (1 Month LIBOR + 0.20%), due 6/25/37	352,021	274,844
SpringCastle Funding Asset-Backed Notes Series 2019-AA, Class A 3.20%, due 5/27/36 (b)	725,313	733,097
Stanwich Mortgage Loan LLC Series 2019-NPB1, Class A1 3.375%, due 8/15/24 (b)(c)	198,609	198,390
Symphony CLO XIV, Ltd. Series 2014-14A, Class AR 2.261% (3 Month LIBOR + 0.95%), due 7/14/26 (a)(b)	258,684	256,375
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR2 2.099% (3 Month LIBOR + 0.88%), due 1/15/26 (a)(b)	95,182	94,874
Venture CLO, Ltd. Series 2018-35A, Class AS 2.248% (3 Month LIBOR + 1.15%), due 10/22/31 (a)(b)	200,000	195,161
Venture XX CLO, Ltd. Series 2015-20A, Class AR 2.039% (3 Month LIBOR + 0.82%), due 4/15/27 (a)(b)	661,479	654,420
Venture XXI CLO, Ltd. Series 2015-21A, Class AR 2.099% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)	349,741	345,362
Voya CLO, Ltd. Series 2014-3A, Class A1R 1.711% (3 Month LIBOR + 0.72%), due 7/25/26 (a)(b)	224,492	223,237
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1 0.845% (1 Month LIBOR + 0.66%), due 10/25/35 (a)	9,196	9,246
Z Capital Credit Partners CLO, Ltd. Series 2015-1A, Class A1R 2.126% (3 Month LIBOR + 0.95%), due 7/16/27 (a)(b)	467,805	460,510

Total Asset-Backed Securities (Cost $22,137,837)		21,816,577

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds 8.5%
Agriculture 0.1%
Reynolds American, Inc. 4.00%, due 6/12/22		$200,000	$211,298

Auto Manufacturers 1.0%
BMW U.S. Capital LLC 3.40%, due 8/13/21 (b)		600,000	615,884
FCE Bank PLC
Series Reg S 0.221% (3 Month EURIBOR + 0.50%), due 8/26/20 (a)	EUR	800,000	892,005
Series Reg S 1.875%, due 6/24/21		900,000	987,833
Nissan Motor Acceptance Corp. (b)
1.90%, due 9/14/21		$100,000	98,191
2.65%, due 7/13/22		200,000	196,908
Volkswagen Group of America Finance LLC (b)
1.157% (3 Month LIBOR + 0.86%), due 9/24/21 (a)		900,000	896,804
4.00%, due 11/12/21		600,000	624,602

			4,312,227

Banks 2.6%
Banco Bilbao Vizcaya Argentaria S.A. Series Reg S 5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 9/24/23 (a)(e)	EUR	400,000	435,952
Bank of America Corp. 5.875%, (3 Month LIBOR + 2.931%) due 3/15/28 (e)(f)		$190,000	194,093
Cooperatieve Rabobank U.A. Series Reg S 6.625% (EUR 5 Year Interest Swap Rate + 6.697%), due 6/29/21 (a)(e)	EUR	200,000	230,598
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22		$300,000	318,740
Deutsche Bank A.G. 4.25%, due 10/14/21		1,400,000	1,436,417
ING Bank N.V. 2.625%, due 12/5/22 (b)		400,000	419,480
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)		400,000	411,261
Lloyds Banking Group PLC (a)
1.106% (3 Month LIBOR + 0.80%), due 6/21/21		400,000	401,672
Series Reg S 4.947% (EUAM DB05+ 5.29%), due 6/27/25 (e)	EUR	200,000	217,678

	Principal Amount		Value
Banks (continued)
Nykredit Realkredit A/S
Series Reg S 1.00%, due 10/1/50	DKK	28,468,867	$4,262,282
Series Reg S 2.50%, due 10/1/47		3,930	622
Royal Bank of Scotland Group PLC
1.847% (3 Month LIBOR + 1.55%), due 6/25/24 (a)		$300,000	300,175
4.519%, due 6/25/24 (f)		200,000	217,184
UniCredit S.p.A. 7.83%, due 12/4/23 (b)		1,800,000	2,074,426

			10,920,580

Beverages 0.6%
Keurig Dr. Pepper, Inc.
3.551%, due 5/25/21		1,400,000	1,438,906
4.057%, due 5/25/23		100,000	108,981
Pernod-Ricard S.A. 5.75%, due 4/7/21 (b)		794,000	824,776

			2,372,663

Biotechnology 0.1%
Amgen, Inc. 3.625%, due 5/15/22		400,000	418,527

Commercial Services 0.1%
ERAC USA Finance LLC 4.50%, due 8/16/21 (b)		400,000	412,801
RELX Capital, Inc. 3.50%, due 3/16/23		100,000	106,638

			519,439

Distribution & Wholesale 0.1%
Toyota Tsusho Corp. Series Reg S 3.625%, due 9/13/23		200,000	214,107

Diversified Financial Services 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20		100,000	100,435
Ally Financial, Inc.
4.125%, due 2/13/22		200,000	205,506
4.25%, due 4/15/21		100,000	101,803
Avolon Holdings Funding, Ltd. 5.50%, due 1/15/23 (b)		100,000	94,152
BOC Aviation, Ltd. 2.375%, due 9/15/21 (b)		200,000	199,914
Jyske Realkredit A/S
Series Reg S 1.00%, due 10/1/50	DKK	18,105,195	2,712,026
Series Reg S 2.50%, due 10/1/47		11,472	1,816

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.652%, due 9/19/22 (b)		$200,000	$205,246
Nordea Kredit Realkreditaktieselskab
Series Reg S 1.00%, due 10/1/50	DKK	11,630,325	1,740,384
2.50%, due 10/1/47		4,595	727
Park Aerospace Holdings, Ltd. 5.25%, due 8/15/22 (b)		$200,000	187,735
Realkredit Danmark A/S Series Reg S 2.50%, due 4/1/47	DKK	20,080	3,170

			5,552,914

Electric 0.1%
American Electric Power Co., Inc. 3.65%, due 12/1/21		$100,000	104,288
LG&E & KU Energy LLC 4.375%, due 10/1/21		100,000	103,384
Sempra Energy 0.763% (3 Month LIBOR + 0.45%), due 3/15/21 (a)		100,000	100,167

			307,839

Food 0.2%
Campbell Soup Co. 3.30%, due 3/15/21		300,000	305,071
Conagra Brands, Inc. 3.25%, due 9/15/22		200,000	209,821
Danone S.A. (b)
2.077%, due 11/2/21		200,000	203,262
3.00%, due 6/15/22		200,000	208,446

			926,600

Gas 0.3%
Southern Co. Gas Capital Corp. 3.50%, due 9/15/21		1,400,000	1,438,506

Home Builders 0.0%‡
D.R. Horton, Inc. 5.75%, due 8/15/23		100,000	113,013

Home Furnishing 0.2%
Panasonic Corp. 2.536%, due 7/19/22 (b)		800,000	823,077

Machinery—Diversified 0.1%
Westinghouse Air Brake Technologies Corp. 1.613% (3 Month LIBOR + 1.30%), due 9/15/21 (a)		600,000	600,000

	Principal Amount		Value
Media 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, due 7/23/22		$600,000	$639,956
Cox Communications, Inc. 3.25%, due 12/15/22 (b)		200,000	210,766

			850,722

Miscellaneous—Manufacturing 0.1%
Textron, Inc. 0.998% (3 Month LIBOR + 0.55%), due 11/10/20 (a)		580,000	578,245

Oil & Gas 0.2%
Petrobras Global Finance B.V.
5.093%, due 1/15/30 (b)		543,000	540,828
6.125%, due 1/17/22		33,000	34,567
YPF S.A 33.088% (BADLARPP Index + 6.00%), due 3/4/21 (a)(g)	ARS	3,130,000	47,858

			623,253

Pharmaceuticals 0.3%
Cigna Corp. 3.75%, due 7/15/23		$133,000	144,369
CVS Health Corp.
2.125%, due 6/1/21		800,000	810,539
3.70%, due 3/9/23		200,000	214,787

			1,169,695

Pipelines 0.2%
Florida Gas Transmission Co. LLC 5.45%, due 7/15/20 (b)		700,000	701,040

Real Estate Investment Trusts 0.1%
American Tower Corp. 3.30%, due 2/15/21		300,000	305,099

Semiconductors 0.1%
NXP B.V. / NXP Funding LLC 3.875%, due 9/1/22 (b)		400,000	422,854

Software 0.1%
Activision Blizzard, Inc. 2.60%, due 6/15/22		200,000	207,540

Telecommunications 0.4%
AT&T, Inc.
1.10% (3 Month LIBOR + 0.75%), due 6/1/21 (a)		500,000	502,533
5.15%, due 2/15/50		300,000	384,684
5.30%, due 8/15/58		100,000	129,874

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
Sprint Corp. 7.25%, due 9/15/21		$300,000	$314,505
Telstra Corp., Ltd. 4.80%, due 10/12/21 (b)		300,000	314,175

			1,645,771

Trucking & Leasing 0.0%‡
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.65%, due 7/29/21 (b)		200,000	204,707

Total Corporate Bonds (Cost $34,901,285)			35,439,716

Foreign Government Bonds 5.5%
Argentina 0.0%‡
Argentina Bocon 30.022%, due 10/4/22 (d)(g)	ARS	63,170	1,255
Bonos del Tesoro Nacional en Pesos Badlar 26.415% (BADLARPP Index + 2.00%), due 4/3/22 (a)(g)		2,854,000	41,317

			42,572

Australia 0.5%
Australia Government Bond
Series Reg S 1.25%, due 2/21/22	AUD	980,000	802,766
Series Reg S 3.00%, due 9/20/25		1,450,000	1,462,173

			2,264,939

Brazil 0.6%
Brazil Letras do Tesouro Nacional (zero coupon), due 10/1/20	BRL	13,706,000	2,507,176

Canada 0.2%
Canadian Government Real Return Bond 4.25%, due 12/1/26	CAD	927,270	886,159

Italy 2.1%
Italy Buoni Poliennali Del Tesoro Series Reg S 1.40%, due 5/26/25 (b)	EUR	7,594,300	8,713,689

Japan 1.1%
Japanese Government CPI Linked Bond
0.10%, due 3/10/28	JPY	209,055,510	1,928,015
0.10%, due 3/10/29		263,778,480	2,441,249

			4,369,264

	Principal Amount		Value
New Zealand 0.6%
New Zealand Government Inflation Linked Bond
Series Reg S 2.00%, due 9/20/25	NZD	1,800,000	$1,410,133
Series Reg S 2.50%, due 9/20/35		800,000	737,103
Series Reg S 3.00%, due 9/20/30		500,000	454,781

			2,602,017

Peru 0.3%
Peru Government Bond (b)
Series Reg S 5.94%, due 2/12/29	PEN	1,300,000	423,696
Series Reg S 6.15%, due 8/12/32		2,600,000	838,852

			1,262,548

Qatar 0.1%
Qatar Government International Bond Series Reg S 3.875%, due 4/23/23		$300,000	321,708

Total Foreign Government Bonds (Cost $22,713,387)			22,970,072

Mortgage-Backed Securities 3.9%
Agency (Collateralized Mortgage Obligations) 1.1%
Federal Home Loan Mortgage Corporation REMIC (Collateralized Mortgage Obligations) Series 4779, Class WF 0.72% (1 Month LIBOR + 0.35%), due 7/15/44 (a)		330,636	331,560
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.635% (1 Month LIBOR + 0.45%), due 9/15/42 (a)		455,352	460,931
Federal National Mortgage Association REMICS REMIC, Series 2019-5, Class FA 0.585% (1 Month LIBOR + 0.40%), due 3/25/49 (a)		1,407,207	1,405,894
Government National Mortgage Association (a)
REMIC, Series 2019-20, Class FE 0.59% (1 Month LIBOR + 0.40%), due 2/20/49		1,286,386	1,284,090
REMIC, Series 2018-H15, Class FG 2.266% (12 Month LIBOR + 0.15%), due 8/20/68		615,986	609,505

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) Series 2017-H10, Class FB 1.904% (12 Month LIBOR + 0.75%), due 4/20/67 (a)		$341,366	$348,027

			4,440,007

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
AREIT Trust Series 2020-CRE4, Class A 2.805% (1 Month LIBOR + 2.62%), due 4/14/37 (a)(b)		400,000	400,651

Whole Loan (Collateralized Mortgage Obligations) 2.7%
CHL Mortgage Pass-Through Trust Series 2007-1, Class A1 6.00%, due 3/25/37		41,744	32,921
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.004%, due 3/25/37 (h)		365,604	334,419
Citigroup Mortgage Loan Trust, Inc.
Series 2019-B, Class A1 3.258%, due 4/25/66 (b)(d)		274,378	273,584
Series 2004-NCM2, Class 1CB1 5.50%, due 8/25/34		244,185	246,820
Countrywide Alternative Loan Trust
Series 2005-29CB, Class A4 5.00%, due 7/25/35		47,968	39,430
Series 2007-1T1, Class 1A1 6.00%, due 3/25/37		714,769	444,502
Credit Suisse Mortgage Trust (b)
Series 2019-RPL9, Class A1 3.092%, due 10/27/59 (d)		973,375	1,000,342
Series 2019-RPL4, Class A1 3.522%, due 8/26/58		277,137	282,972
Eurosail-UK PLC (a)
Series 2007-3A, Class A3C 1.143% (3 Month LIBOR + 0.95%), due 6/13/45 (b)		45,599	55,749
Series 2007-3X, Class A3A, Reg S 1.143% (3 Month LIBOR + 0.95%), due 6/13/45	GBP	171,015	209,083
Series 2007-3X, Class A3C, Reg S 1.143% (3 Month LIBOR + 0.95%), due 6/13/45		45,599	55,749
GreenPoint Mortgage Funding Trust Series 2006-AR4, Class A6A 0.365% (1 Month LIBOR + 0.18%), due 9/25/46 (a)		$102,243	90,647

	Principal Amount		Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
IndyMac INDEX Mortgage Loan Trust Series 2005-AR14, Class 1A1A 0.465% (1 Month LIBOR + 0.28%), due 7/25/35 (a)		$1,068,439	$867,734
Series 2005-AR12 Class 2A1A 0.665% (1 Month LIBOR + 0.48%), due 7/25/35 (a)		150,533	137,214
Lehman XS Trust Series 2007-20N, Class A1 1.335% (1 Month LIBOR + 1.15%), due 12/25/37 (a)		50,948	45,791
Merrill Lynch Mortgage Investors Trust Series 2005-A4, Class 1A 3.496%, due 7/25/35 (h)		202,682	141,674
New Residential Mortgage Loan Trust Series 2019-RPL3, Class A1 2.75%, due 7/25/59 (b)(d)		369,775	387,664
OBX Trust Series 2018-1, Class A2 0.835% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)		62,437	61,617
Opteum Mortgage Acceptance Corporation Series 2005-2, Class M7 1.985% (1 Month LIBOR + 1.80%), due 4/25/35 (a)		100,000	91,427
Paragon Mortgages No. 13 PLC Series 13X, Class A1, Reg S 0.908% (3 Month LIBOR + 0.24%), due 1/15/39 (a)	GBP	1,942,181	2,302,753
Residential Asset Securitization Trust Series 2006-A10, Class A5 6.50%, due 9/25/36		$258,297	156,230
Silverstone Master Issuer PLC Series 2019-1A, Class 2A 1.235% (SONIA + 0.75%), due 1/21/70 (a)(b)	GBP	219,000	272,954
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-OPT1, Class A2 0.395% (1 Month LIBOR + 0.21%), due 11/25/35 (a)		$1,201,876	1,188,991
Towd Point Mortgage Funding Series 2019-GR4A, Class A1 1.677% (3 Month LIBOR + 1.025%), due 10/20/51 (a)(b)	GBP	1,110,900	1,375,763
Trinity Square PLC Series 2015-1A, Class A 1.818% (3 Month LIBOR + 1.15%), due 7/15/51 (a)(b)		528,161	654,606

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-HY1, Class A2A 0.345% (1 Month LIBOR + 0.16%), due 2/25/37 (a)	$659,094	$531,887
Series 2006-5, Class 2CB1 6.00%, due 7/25/36	46,208	40,060

		11,322,583

Total Mortgage-Backed Securities (Cost $17,029,707)		16,163,241

U.S. Government & Federal Agencies 116.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.6%
2.50%, due 2/1/50 TBA (i)	14,600,000	15,164,833

Federal National Mortgage Association (Mortgage Pass-Through Securities) 7.7%
2.00%, due 3/1/50 TBA (i)	2,700,000	2,751,510
2.89% (12 Month Monthly Treasury Average Index + 1.20%), due 6/1/43 (a)	240,254	240,794
3.00%, due 12/1/49 TBA (i)	8,500,000	8,925,337
3.50%, due 4/1/49 TBA (i)	12,900,000	13,562,921
4.00%, due 8/1/48 TBA (i)	800,000	845,910
4.00%, due 8/1/48 TBA (i)	5,000,000	5,301,269
4.122% (11th District Cost of Funds Index+1.926%), due 12/1/36 (a)	205,766	212,360
4.32% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34 (a)	280,632	294,601

		32,134,702

United States Treasury Notes 0.1%
1.75%, due 12/31/24 (j)	330,000	352,095

United States Treasury Inflation—Indexed Bonds 36.9%
0.125%, due 1/15/30	956,880	1,033,719
0.375%, due 7/15/27 (j)	19,411,182	21,095,740
0.625%, due 2/15/43	1,985,448	2,334,845
0.75%, due 2/15/42	3,892,776	4,657,851
0.75%, due 2/15/45	1,644,435	2,009,510
0.875%, due 2/15/47	12,156,585	15,485,702
1.00%, due 2/15/46 (j)	4,859,572	6,286,747
1.00%, due 2/15/48	2,608,170	3,444,487
1.00%, due 2/15/49 (j)	3,107,859	4,141,676
1.375%, due 2/15/44 (j)	16,380,489	22,331,308
1.75%, due 1/15/28 (j)	14,229,055	16,972,962
2.00%, due 1/15/26	11,160,901	12,970,305
2.125%, due 2/15/40	4,105,255	6,048,026

	Principal Amount		Value
United States Treasury Inflation—Indexed Bonds (continued)
2.125%, due 2/15/41		$3,782,459	$5,643,575
2.375%, due 1/15/25 (j)		12,366,763	14,229,206
2.375%, due 1/15/27		5,061,167	6,144,825
2.50%, due 1/15/29		6,366,365	8,159,660
3.375%, due 4/15/32 (k)		472,440	703,034

			153,693,178

United States Treasury Inflation—Indexed Notes 67.7%
0.125%, due 4/15/21 (j)		19,995,622	20,089,918
0.125%, due 4/15/22 (j)		45,701,550	46,365,743
0.125%, due 1/15/22 (j)		10,229,094	10,366,966
0.125%, due 7/15/22		4,262,142	4,362,414
0.125%, due 1/15/23		13,035,480	13,352,847
0.125%, due 10/15/24 (j)		5,996,043	6,279,764
0.125%, due 7/15/26 (j)		17,124,616	18,182,448
0.25%, due 7/15/29 (j)		26,903,196	29,430,781
0.375%, due 7/15/23		6,316,435	6,577,571
0.375%, due 1/15/27 (j)		16,285,404	17,547,422
0.50%, due 1/15/28 (j)		17,058,961	18,700,012
0.625%, due 7/15/21		2,025,320	2,060,494
0.625%, due 4/15/23		10,159,111	10,563,109
0.625%, due 1/15/24 (k)		688,018	724,589
0.625%, due 1/15/26 (j)		39,061,342	42,290,824
0.75%, due 7/15/28 (j)		18,497,554	20,854,303
0.875%, due 1/15/29		11,161,647	12,715,988
1.125%, due 1/15/21		1,992,927	2,011,058

			282,476,251

Total U.S. Government & Federal Agencies (Cost $452,522,155)			483,821,059

Total Long-Term Bonds (Cost $549,304,371)			580,210,665

	Shares
Short-Term Investments 1.6%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 0.05% (l)		1,860,439	1,860,439

Total Affiliated Investment Company (Cost $1,860,439)			1,860,439

Foreign Government Bonds 0.0%‡
Argentina Treasury Bills (g)
(zero coupon), due 8/27/20	ARS	1,126,250	21,196
30.366%, due 8/28/20		3,628,000	58,187

Total Foreign Government Bonds (Cost $84,582)			79,383

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Repurchase Agreement 1.1%
Credit Agricole Corp. 0.12%, dated 6/30/20 due 7/1/20 Proceeds at Maturity $4,700,016 (Collateralized by a United States Treasury Note with a rate of 3.38% and a maturity date of 5/15/44, with a Principal Amount of $3,363,000 and a Market Value of $4,780,386)	$4,700,000	$4,700,000

Total Repurchase Agreement (Cost $4,700,000)		4,700,000

Total Short-Term Investments (Cost $6,645,021)		6,639,822

Total Investments Excluding Purchased Options (Cost $555,949,392)	140.7%	586,850,487

Total Purchased Options (Cost $6,755)	0.0%‡	3,592

Total Investments (Cost $555,956,147)	140.7%	586,854,079
Other Assets, Less Liabilities	(40.7)	(169,826,312)
Net Assets	100.0%	$417,027,767

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2020.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2020.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2020.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2020.

(g)

Illiquid security—As of June 30, 2020, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $169,812, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2020.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2020, the total net market value of these securities was $46,551,780, which represented 11.2% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Delayed delivery security.

(k)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short .

(l)	Current yield as of June 30, 2020.

Foreign Currency Forward Contracts

As of June 30, 2020, the Portfolio held the following foreign currency forward contracts1,2:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	14,021,438	USD	2,561,461	Bank of America, N.A*	7/2/20	$16,911
BRL	13,706,000	USD	2,502,922	JPMorgan Chase Bank N.A.*	7/2/20	17,444
BRL	13,706,000	USD	2,511,107	JPMorgan Chase Bank N.A.*	8/4/20	5,110
DKK	12,137,344	USD	1,816,070	Societe Generale	7/1/20	13,910
EUR	635,000	USD	708,424	JPMorgan Chase Bank N.A.	7/2/20	4,998
USD	3,273,465	BRL	13,706,000	JPMorgan Chase Bank N.A.	7/2/20	753,100
USD	996,067	DKK	6,562,789	JPMorgan Chase Bank N.A.	10/1/20	4,612
USD	6,312,121	DKK	41,737,194	Morgan Stanley & Co.	10/1/20	6,788
USD	1,880,700	EUR	1,667,000	Bank of America, N.A	7/2/20	7,826
USD	971,777	GBP	768,000	Bank of America, N.A	7/2/20	20,148
USD	6,015,658	GBP	4,853,000	JPMorgan Chase Bank N.A.	7/2/20	2,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,733,649	JPY	185,162,382	Bank of America, N.A	8/4/20	$18,083
USD	4,709,497	JPY	507,600,000	Bank of America, N.A.	7/2/20	8,409
USD	1,510,966	JPY	161,559,315	Morgan Stanley & Co.	8/4/20	14,087
USD	1,291,342	PEN	4,457,841	Bank of America, N.A	10/5/20	34,887
Total unrealized appreciation						$928,616

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
DKK	6,562,789	USD	993,929	JPMorgan Chase Bank N.A.	7/1/20	$(4,440)
DKK	28,873,718	USD	4,355,997	Morgan Stanley & Co.	7/1/20	(2,628)
EUR	593,000	USD	668,728	Morgan Stanley & Co.	7/2/20	(2,493)
ILS	8,993	USD	2,618	Bank of America, N.A	9/15/20	(18)
JPY	185,162,382	USD	1,732,919	Bank of America, N.A	7/2/20	(18,055)
JPY	161,559,315	USD	1,510,324	Morgan Stanley & Co.	7/2/20	(14,058)
USD	2,180,841	AUD	3,235,000	JPMorgan Chase Bank N.A.	7/2/20	(51,633)
USD	2,558,540	BRL	14,021,438	Bank of America, N.A	8/4/20	(15,586)
USD	2,562,341	BRL	14,021,438	Bank of America, N.A.	7/2/20	(16,030)
USD	2,504,614	BRL	13,706,000	JPMorgan Chase Bank N.A.	10/2/20	(6,286)
USD	845,624	CAD	1,159,000	Bank of America, N.A	7/2/20	(8,088)
USD	8,620,964	DKK	59,113,088	Bank of America, N.A.	7/1/20	(291,676)
USD	220,417	DKK	1,470,000	JPMorgan Chase Bank N.A.	7/1/20	(1,219)
USD	1,356,752	DKK	8,987,344	Societe Generale	10/1/20	(987)
USD	11,927,079	EUR	10,680,000	JPMorgan Chase Bank N.A.	7/2/20	(71,897)
USD	12,484,091	EUR	11,119,000	JPMorgan Chase Bank N.A.	8/4/20	(17,048)
USD	6,896,082	GBP	5,621,000	Morgan Stanley & Co.	8/4/20	(70,400)
USD	2,451,875	NZD	3,933,000	Morgan Stanley & Co.	7/2/20	(86,089)
Total unrealized depreciation						(678,631)
Net unrealized appreciation						$249,985
*	Non-deliverable forward.

1.	As of June 30, 2020, cash collateral of $680,000 was due to a broker for foreign currency forward contracts.

2.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of June 30, 2020, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
5-Year United States Treasury Note	249	September 2020	$31,238,011	$31,309,805	$71,794
Euro BOBL	101	September 2020	15,237,651	15,316,647	78,996
Euro Bund	61	September 2020	12,066,159	12,097,529	31,370
United States Treasury Ultra Bond	14	September 2020	3,079,617	3,054,188	(25,429)
10-Year United States Treasury Ultra Note	84	September 2020	13,241,002	13,228,688	(12,314)

Total Long Contracts					144,417

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year Australia Government Bond	(7)	September 2020	$(707,198)	$(718,752)	$(11,554)
10-Year Japan Government Bond	(3)	September 2020	(4,220,921)	(4,221,811)	(890)
10-Year United States Treasury Note	(476)	September 2020	(66,011,543)	(66,245,813)	(234,270)
2-Year United States Treasury Note	(63)	September 2020	(13,910,615)	(13,912,172)	(1,557)
3-Year Australia Government Bond	(13)	September 2020	(1,049,715)	(1,050,179)	(464)
Euro Schatz	(594)	September 2020	(74,785,488)	(74,837,609)	(52,121)
Euro-BTP	(14)	September 2020	(2,204,386)	(2,263,088)	(58,702)
Euro-Buxl 30 Year Bond	(23)	September 2020	(5,550,790)	(5,683,874)	(133,084)
Short-Term Euro-BTP	(86)	September 2020	(10,760,350)	(10,809,953)	(49,603)
United States Treasury Long Bond	(89)	September 2020	(15,855,783)	(15,892,063)	(36,280)

Total Short Contracts					(578,525)

Net Unrealized Depreciation					$(434,108)

1.	As of June 30, 2020, cash in the amount of $1,332,154 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2020.

Purchased Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Put- 5-Year United States Treasury Note	Morgan Stanley & Co., LLC	$106.75	7/24/2020	118	118,000	$1,070	$118
						$1,070	$118

Description	Counterparty	Strike Price		Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Call- Euro Schatz	Morgan Stanley & Co., LLC	EUR	116.00	8/21/2020	577	EUR 57,700,000	$3,572	$3,241

Call- 5-Year United States Treasury Note	Morgan Stanley & Co., LLC		$136.00	7/24/2020	233	233,000	2,113	233

							$5,685	$3,474

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Call	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index –(1 + 4.000%)10]	5/16/2024	$(300,000)	$(300,000)	$(2,085)	$(4)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Put	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index]	10/02/2020	(1,900,000)	(1,900,000)	(35,068)	—
							$(37,153)	$(4)

Written Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	$102.09	8/6/2020	(2,200,000)	$(2,200,000)	$(8,594)	$(2,174)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.56	8/6/2020	(900,000)	(900,000)	(4,781)	(1,175)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.79	7/7/2020	(2,300,000)	(2,300,000)	(14,914)	(841)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.46	7/7/2020	(1,500,000)	(1,500,000)	(10,313)	(382)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	100.87	7/7/2020	(800,000)	(800,000)	(5,250)	(318)
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.50	7/7/2020	(1,400,000)	(1,400,000)	(6,508)	—
Put-Federal National Mortgage Association	JPMorgan Chase Bank N.A.	102.53	7/7/2020	(900,000)	(900,000)	(3,164)	—
						$(53,524)	$(4,890)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Call-OTC CDX.IG-34 5-Year Index	BOFA Securities, Inc.	$0.55	9/16/2020	(1,300,000)	$(1,300,000)	$(910)	$(632)
Call-OTC CDX.IG-34 5-Year Index	BOFA Securities, Inc.	0.60	8/19/2020	(1,500,000)	(1,500,000)	(900)	(788)
Call-OTC iTraxx Europe 33 5-Year Index	Bank of America, N.A.	0.48	9/16/2020	(1,300,000)	EUR (1,300,000)	(735)	(579)
						$(2,545)	$(1,999)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-OTC iTraxx Europe 33 5-Year Index	Bank of America, N.A.	$1.00	9/16/2020	(1,300,000)	$(1,300,000)	$(2,535)	$(2,682)
Put-OTC CDX.IG-34 5-Year Index	BOFA Securities, Inc.	1.10	8/19/2020	(1,500,000)	(1,500,000)	(2,895)	(1,907)
Put-OTC CDX.IG-34 5-Year Index	BOFA Securities, Inc.	1.15	8/19/2020	(4,600,000)	(4,600,000)	(6,440)	(5,052)
Put-OTC CDX.IG-34 5-Year Index	BOFA Securities, Inc.	1.10	9/16/2020	(1,300,000)	(1,300,000)	(2,633)	(2,856)
						$(14,503)	$(12,497)

Swap Contracts

As of June 30, 2020, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
$14,000,000	JPY	9/20/2027	Fixed 3.00%	6-Month JPY-LIBOR	Quarterly/Semi-Annually	$183	$(2,925)	$(2,742)
50,000,000	JPY	3/20/2028	Fixed 3.00%	6-Month JPY-LIBOR	Quarterly/Semi-Annually	681	(10,891)	(10,210)
1,600,000	NZD	3/21/2028	Fixed 3.25%	3-Month NZD Bank Bill	Quarterly/Semi-Annually	(3,703)	(212,253)	(215,956)
106,980,000	JPY	3/20/2029	Fixed 0.45%	6-Month JPY-LIBOR	Quarterly/Semi-Annually	4,255	(37,763)	(33,508)
						$1,416	$(263,832)	$(262,416)

Open OTC interest rate swap agreements as of June 30, 2020 were as follows:1

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
$880,000	ILS	2/16/2028	Bank of America N.A.	Fixed 1.963%	3-Month TELBOR	Quarterly/Annually	$—	$31,548	$31,548
540,000	ILS	6/20/2028	Bank of America N.A.	Fixed 1.998%	3-Month TELBOR	Quarterly/Annually	—	19,230	19,230
							$—	$50,778	$50,778

As of June 30, 2020, the Portfolio held the following open centrally cleared inflation swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
1,300,000	USD	11/23/2020	Fixed 2.027%	12-Month USD-CPI	At Maturity	$—	$(21,511)	$(21,511)
1,300,000	USD	11/25/2020	Fixed 2.021%	12-Month USD-CPI	At Maturity	—	(21,380)	(21,380)
4,600,000	USD	9/20/2021	Fixed 1.58%	12-Month USD-CPI	At Maturity	—	(72,328)	(72,328)
3,300,000	GBP	5/15/2022	Fixed 2.60%	UK RPI	At Maturity	(437)	23,048	22,611
3,400,000	GBP	6/15/2022	Fixed 2.89%	UK RPI	At Maturity	(1,269)	26,336	25,067
1,100,000	USD	4/27/2023	Fixed 2.263%	12-Month USD-CPI	At Maturity	—	(59,136)	(59,136)
510,000	USD	5/9/2023	Fixed 2.263%	12-Month USD-CPI	At Maturity	—	(27,291)	(27,291)
780,000	USD	5/10/2023	Fixed 2.281%	12-Month USD-CPI	At Maturity	—	(42,488)	(42,488)
2,800,000	EUR	3/15/2024	Fixed 1.03%	12-Month EUR-CPI	At Maturity	835	(102,678)	(101,843)

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)
2,200,000	GBP	9/15/2024	Fixed 3.85%	UK RPI	At Maturity	$(316)	$167,830	$167,514
6,800,000	GBP	1/15/2025	Fixed 3.33%	UK RPI	At Maturity	(199,075)	122,725	(76,350)
800,000	EUR	6/15/2027	Fixed 1.36%	12-Month EUR-CPI	At Maturity	8,749	55,124	63,873
1,000,000	EUR	3/15/2028	Fixed 1.535%	12-Month EUR-CPI	At Maturity	(104)	93,533	93,429
510,000	USD	5/9/2028	Fixed 2.353%	12-Month USD-CPI	At Maturity	—	52,874	52,874
770,000	USD	5/9/2028	Fixed 2.36%	12-Month USD-CPI	At Maturity	—	80,526	80,526
2,600,000	USD	11/4/2029	Fixed 1.76%	12-Month USD-CPI	At Maturity	1,323	82,969	84,292
4,200,000	GBP	1/15/2030	Fixed 3.39%	UK RPI	At Maturity	33,089	95,071	128,160
2,200,000	USD	5/19/2030	Fixed 1.28%	12-Month USD-CPI	At Maturity	—	(49,600)	(49,600)
3,460,000	GBP	6/15/2030	Fixed 3.40%	UK RPI	At Maturity	(11,046)	292,807	281,761
200,000	EUR	3/15/2033	Fixed 1.71%	12-Month EUR-CPI	At Maturity	332	(31,288)	(30,956)
						$(167,919)	$665,143	$497,224

As of June 30, 2020, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Obligation	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)[5]

Daimler AG 0.625%, 03/05/20	12/20/2020	Buy	150	1.00%	Quarterly	$(575)	$553	$(22)
General Electric Co. 2.70%, 10/09/22	12/20/2020	Sell	100	1.00%	Quarterly	658	59	717
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	100	1.00%	Quarterly	3,354	(1,608)	1,746
CDX North American High Yield Series 33	12/20/2024	Sell	1,288	5.00%	Quarterly	70,934	7,717	78,651
CDX North American High Yield Series 34	6/20/2025	Sell	4,750	5.00%	Quarterly	(268,870)	34,602	(234,268)
						$(194,499)	$41,323	$(153,176)

1.	As of June 30, 2020, cash in the amount of $3,175,000 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2020.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2020 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

AUD—Australian Dollar

BADLARPP—Average rate on 30-day deposits of at least 1 million Argentinian Pesos

BRL—Brazilian Real

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAD—Canadian Dollar

DKK—Danish Krone

EUAM —European Union Advisory Mission

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

GBP—British Pound Sterling

ILS—Israeli Shekel

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

NZD—New Zealand Dollar

PEN—Peruvian Sol

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced

TELBOR—Tel Aviv Interbank Offered Rate

USD—United States Dollar

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$21,816,577	$—	$21,816,577
Corporate Bonds	—	35,439,716	—	35,439,716
Foreign Government Bonds	—	22,970,072	—	22,970,072
Mortgage-Backed Securities	—	16,163,241	—	16,163,241
U.S. Government & Federal Agencies	—	483,821,059	—	483,821,059

Total Long-Term Bonds	—	580,210,665	—	580,210,665

Purchased Options	3,592	—	—	3,592
Short-Term Investments
Affiliated Investment Company	1,860,439	—	—	1,860,439
Repurchase Agreement	—	4,700,000	—	4,700,000
Foreign Government Bonds	—	79,383	—	79,383

Total Short-Term Investments	1,860,439	4,779,383	—	6,639,822

Total Investments in Securities	1,864,031	584,990,048	—	586,854,079
Other Financial Instruments
Credit Default Swap Contracts (b)	—	81,114	—	81,114
Foreign Currency Forward Contracts (b)	—	928,616	—	928,616
Futures Contracts (b)	182,160	—	—	182,160
Inflation Swap Contracts (b)	—	1,000,107	—	1,000,107
Interest Rate Swap Contracts (b)	—	50,778	—	50,778

Total Other Financial Instruments	182,160	2,060,615	—	2,242,775

Total Investments in Securities and Other Financial Instruments	$2,046,191	$587,050,663	$—	$589,096,854

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(678,631)	$—	$(678,631)
Futures Contracts (b)	(616,268)	—	—	(616,268)
Credit Default Swap Contracts (b)	—	(234,290)	—	(234,290)
Inflation Rate Swap Contracts (b)	—	(502,883)	—	(502,883)
Interest Rate Swap Contracts (b)	—	(262,416)	—	(262,416)
Written Options	—	(19,390)	—	(19,390

Total Other Financial Instruments	$(616,268)	$(1,697,610)	$—	$(2,313,878)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Sale-Buyback Transactions :

Counterparty	Borrowing Rate (a)	Borrowing Date	Maturity Date	Ammount Borrowed (a)	Payable for Sale-Buyback Transcations (b)
Barclays Capital Inc.	0.23%	6/25/2020	7/2/2020	$22,423,806	$22,424,282
Barclays Capital Inc.	0.23	6/25/2020	7/2/2020	10,362,925	10,362,894
Barclays Capital Inc.	0.23	6/25/2020	7/2/2020	18,697,725	18,697,840
Barclays Capital Inc.	0.23	6/25/2020	7/2/2020	18,135,331	18,135,274
Barclays Capital Inc.	0.23	6/25/2020	7/2/2020	20,868,131	20,868,379
Barclays Capital Inc.	0.23	6/25/2020	7/2/2020	21,082,732	21,082,797
Barclays Capital Inc.	0.23	6/25/2020	7/2/2020	20,069,743	20,069,683
Barclays Capital Inc.	0.23	5/4/2020	7/6/2020	822,215	822,250
Barclays Capital Inc.	0.23	5/5/2020	7/6/2020	309,332	309,317
Barclays Capital Inc.	0.23	5/18/2020	7/20/2020	5,911,711	5,898,383
Barclays Capital Inc.	0.23	5/26/2020	7/27/2020	41,297,399	41,195,209
Barclays Capital Inc.	0.23	5/26/2020	7/27/2020	46,095,817	45,959,317
Barclays Capital Inc.	0.23	5/26/2020	7/27/2020	30,562,293	30,479,831
Barclays Capital Inc.	0.23	5/11/2020	8/6/2020	471,420	471,838
Barclays Capital Inc.	0.22	5/21/2020	8/21/2020	6,601,385	6,586,860

				$263,711,965	$263,364,154

(a)	During the period ended June 30, 2020, the Portfolio’s average amount of borrowing was $155,916,537 at a weighted average interest rate of 1.19%.

(b)	Payable for sale-buyback transactions includes $347,811 of deferred price drop.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of June 30, 2020 (Unaudited)

Assets
Investment in unaffiliated securities before outstanding written options, at value (identified cost $554,095,708)	$584,993,640
Investment in affiliated investment company, at value (identified cost $1,860,439)	1,860,439
Cash denominated in foreign currencies (identified cost $1,510,432)	1,479,961
Cash collateral on deposit at broker for futures contracts	1,332,154
Cash collateral on deposit at broker for swap contracts	1,485,000
Receivables:
Investment securities sold	216,372,199
Dividends and interest	1,393,219
Portfolio shares sold	336,465
Variation margin on futures contracts	19,713
Unrealized appreciation on foreign currency forward contracts	928,616
Unrealized appreciation on OTC swap contracts	50,778
Other assets	2,444

Total assets	810,254,628

Liabilities
Cash collateral due to broker for foreign currency forward contracts	680,000
Cash collateral due to broker for swap contracts	1,010,000
Due to custodian	43,036
Written options, at value (premiums received $107,724)	19,390
Payables:
Sale buyback transaction	263,711,965
Investment securities purchased	126,407,223
Portfolio shares redeemed	253,925
Manager (See Note 3)	147,423
NYLIFE Distributors (See Note 3)	74,003
Shareholder communication	72,807
Professional fees	47,321
Custodian	44,122
Variation margin on centrally cleared swap contracts	32,520
Trustees	458
Accrued expenses	4,037
Unrealized depreciation on foreign currency forward contracts	678,631

Total liabilities	393,226,861

Net assets	$417,027,767

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,616
Additional paid-in capital	457,213,953

457,259,569
Total distributable earnings (loss)	(40,231,802)

Net assets	$417,027,767

Initial Class
Net assets applicable to outstanding shares	$49,311,424

Shares of beneficial interest outstanding	5,378,731

Net asset value per share outstanding	$9.17

Service Class
Net assets applicable to outstanding shares	$367,716,343

Shares of beneficial interest outstanding	40,237,428

Net asset value per share outstanding	$9.14

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2020 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,050,392
Dividends—affiliated	3,496
Securities lending	549

Total income	2,054,437

Expenses
Manager (See Note 3)	1,011,106
Interest expense	945,100
Distribution/Service—Service Class (See Note 3)	443,603
Custodian	79,293
Professional fees	62,572
Shareholder communication	52,145
Trustees	4,749
Miscellaneous	7,958

Total expenses before waiver/reimbursement	2,606,526
Expense waiver/reimbursement from Manager (See Note 3)	(146,050)

Net expenses	2,460,476

Net investment income (loss)	(406,039)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	2,676,776
Futures transactions	(3,480,522)
Written option transactions	(148,824)
Swap transactions	(187,542)
Foreign currency forward transactions	(23,905)
Foreign currency transactions	693,122

Net realized gain (loss) on investments, futures transactions, swap transactions, written option transactions and foreign currency transactions	(470,895)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	24,876,403
Futures contracts	(613,184)
Swap contracts	(14,556)
Written option contracts	(21,498)
Foreign currency forward contracts	541,576
Translation of other assets and liabilities in foreign currencies	64,114

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currencies	24,832,855

Net realized and unrealized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	24,361,960

Net increase (decrease) in net assets resulting from operations	$23,955,921

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended June 30, 2020 (Unaudited) and the year ended December 31, 2019

	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(406,039)	$7,790,803
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(470,895)	(2,013,650)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, swap contracts, written options and foreign currencies	24,832,855	22,392,886

Net increase (decrease) in net assets resulting from operations	23,955,921	28,170,039

Distributions to shareholders:
Initial Class	—	(1,424,708)
Service Class	—	(9,622,993)

Total distributions to shareholders	—	(11,047,701)

Capital share transactions:
Net proceeds from sale of shares	46,803,292	82,521,582
Net asset value of shares issued to shareholders in reinvestment of distributions	—	11,047,701
Cost of shares redeemed	(45,770,608)	(45,227,235)

Increase (decrease) in net assets derived from capital share transactions	1,032,684	48,342,048

Net increase (decrease) in net assets	24,988,605	65,464,386

Net Assets
Beginning of period	392,039,162	326,574,776

End of period	$417,027,767	$392,039,162

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended June 30, 2020 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$23,955,921
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Long term investments purchased	(613,946,110)
Long term investments sold	631,365,432
Sale of short term investments, net	15,362,868
Sale of affiliated investments, net	(331,972)
Amortization (accretion) of discount and premium, net	(1,371,000)
Increase in investment securities sold receivable	(69,740,376)
Decrease in dividends and interest receivable	90,081
Decrease in premiums paid for OTC swap contracts	18,126
Decrease in other assets	62,312
Increase in unrealized appreciation for open forward foreign currency contracts	(348,486)
Decrease in premiums from written options	(147,668)
Increase in investment securities purchased payable	34,090,610
Increase in cash collateral due to broker for foreign currency forward contracts	650,000
Decrease in professional fees payable	(16,120)
Decrease in custodian payable	(23,485)
Increase in shareholder communication payable	27,033
Decrease in due to Trustees	(135)
Increase in due to manager	20,482
Increase in due to NYLIFE Distributors	1,752
Increase in variation margin on centrally cleared swap contracts	320,764
Decrease in variation margin on futures contracts	(612,855)
Decrease in unrealized depreciation for open forward foreign currency contracts	(193,090)
Increase in accrued expenses	3,026
Increase in unrealized appreciation on OTC swap contracts	(3,263)
Decrease in unrealized depreciation on OTC swap contracts	(62,861)
Net realized gain from unaffiliated investments	(2,676,776)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(24,876,403)
Net change in unrealized (appreciation) depreciation on written options	21,498

Net cash used in operating activities*	(8,360,695)

Cash flows from financing activities:
Proceeds from shares sold	46,745,904
Payment on shares redeemed	(45,664,242)
Increase in due to custodian	43,036
Proceeds from reverse repurchase agreements	(9,816,375)
Payments on reverse repurchase agreements	9,816,375
Payments from sale-buyback transactions	(2,147,008,233)
Proceeds on sale-buyback transactions	2,153,235,819

Net cash from financing activities	7,352,284

Effect of exchange rate changes on cash	(12,806)
Net decrease in cash and restricted cash	(341,217)
Cash, restricted cash and foreign currency at beginning of period	4,638,332

Cash, restricted cash and foreign currency at end of period	$4,297,115

*	Included in operating expenses is cash of $945,100 paid for interest on borrowings.

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash and restricted cash at beginning of period
Cash	$56,570
Cash denominated in foreign currencies	976,757
Cash collateral on deposit at broker for futures contracts	1,781,005
Cash collateral on deposit at broker for swap contracts	1,824,000

Total cash and restricted cash shown in the Statement of Cash Flows	$4,638,332

Cash and restricted cash at end of period
Cash denominated in foreign currencies	$1,479,961
Cash collateral on deposit at broker for futures contracts	1,332,154
Cash collateral on deposit at broker for swap contracts	1,485,000

Total cash and restricted cash shown in the Statement of Cash Flows	$4,297,115

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$8.63		$8.20		$8.54		$8.40	$8.11		$8.71

Net investment income (loss) (a)	0.00	‡	0.20		0.23		0.23	0.17		0.11

Net realized and unrealized gain (loss) on investments	0.51		0.50		(0.53)		0.15	0.21		(0.51)

Net realized and unrealized gain (loss) on foreign currency transactions	0.03		0.01		0.10		(0.09)	0.05		0.19

Total from investment operations	0.54		0.71		(0.20)		0.29	0.43		(0.21)

Less distributions:

From net investment income	—		(0.28)		(0.14)		(0.15)	(0.14)		(0.39)

Net asset value at end of period	$9.17		$8.63		$8.20		$8.54	$8.40		$8.11

Total investment return (b)	6.26	%(c)	8.56	%(c)	(2.38	%)(c)	3.45%	5.28%		(2.51%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03	%††	2.35%		2.78%		2.71%	2.05	%(d)	1.26%

Net expenses (e)	1.00	%††	1.65%		1.43%		1.03%	0.91	%(f)	0.72%

Expenses (before waiver/reimbursement) (e)	1.07	%††	1.71%		1.43%		1.03%	0.91	%(f)	0.72%

Interest expense and fees	0.47	%††	1.09%		0.81%		0.42%	0.32%		0.15%

Portfolio turnover rate (g)	105%		187%		157%		121%	143%		84%

Net assets at end of period (in 000’s)	$49,311		$48,707		$44,523		$45,563	$36,060		$68,794

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 65%, 139%, 48%, 96%, 91% and 59% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

28	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2020*		2019		2018		2017	2016		2015

Net asset value at beginning of period	$8.61		$8.19		$8.53		$8.39	$8.10		$8.70

Net investment income (loss) (a)	(0.01)		0.18		0.21		0.21	0.18		0.05

Net realized and unrealized gain (loss) on investments	0.51		0.49		(0.54)		0.15	0.19		(0.46)

Net realized and unrealized gain (loss) on foreign currency transactions	0.03		0.01		0.10		(0.09)	0.04		0.17

Total from investment operations	0.53		0.68		(0.23)		0.27	0.41		(0.24)

Less distributions:

From net investment income	—		(0.26)		(0.11)		(0.13)	(0.12)		(0.36)

Net asset value at end of period	$9.14		$8.61		$8.19		$8.53	$8.39		$8.10

Total investment return (b)	6.16	% (c)	8.30	%(c)	(2.63	%)(c)	3.20%	5.03%		(2.76%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.23	%)††	2.14%		2.53%		2.46%	2.15	%(d)	0.56%

Net expenses (e)	1.25	% ††	1.89%		1.68%		1.28%	1.16	%(f)	0.97%

Expenses (before waiver/reimbursement) (e)	1.32	% ††	1.96%		1.68%		1.28%	1.16	%(f)	0.97%

Interest expense and fees	0.47	% ††	1.09%		0.81%		0.42%	0.32%		0.15%

Portfolio turnover rate (g)	105%		187%		157%		121%	143%		84%

Net assets at end of period (in 000’s)	$367,716		$343,332		$282,052		$287,520	$282,006		$283,273

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 65%, 139%, 48%, 96%, 91% and 59% for the six months ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds,” and other variable insurance funds.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

30	MainStay VP PIMCO Real Return Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2020 is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2020, no foreign equity securities were held by the Portfolio.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data

31

Notes to Financial Statements (Unaudited) (continued)

including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2020, no securities held by the Portfolio were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio investment may be classified as an illiquid investment under the Portfolio’s written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, was determined as of June 30, 2020 and can change at any time. Illiquid investments as of June 30, 2020, are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.

The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital

32	MainStay VP PIMCO Real Return Portfolio

gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2020, are shown in the Portfolio of Investments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain

33

Notes to Financial Statements (Unaudited) (continued)

obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2020, are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2020, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

34	MainStay VP PIMCO Real Return Portfolio

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2020, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and

35

Notes to Financial Statements (Unaudited) (continued)

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. As of June 30, 2020, all open options are shown in the Portfolio of Investments.

(N)  Interest Rate and Credit Default Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection. As of June 30, 2020, all open swaptions are shown in the Portfolio of Investments.

(O)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the LIBOR.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2020, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

36	MainStay VP PIMCO Real Return Portfolio

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the period ended June 30, 2020, the Portfolio’s average amount of borrowing was $66,442 at a weighted average interest rate of 0.12%. As of June 30, 2020, the Portfolio did not hold any reverse repurchase agreements.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2020, the Portfolio did not enter into any securities sold short.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. As of June 30, 2020, delayed delivery transactions are shown in the Portfolio of investments.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as

37

Notes to Financial Statements (Unaudited) (continued)

interest income on the Statement of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, currently State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2020, the Portfolio did not have any portfolio securities on loan.

(W)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money. The Portfolio is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(X)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Y)  LIBOR Replacement Risk.  The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value.

38	MainStay VP PIMCO Real Return Portfolio

Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

(Z)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(AA) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment. The Portfolio entered into forward foreign currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.

Fair value of derivative instruments as of June 30, 2020:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Investments in securities, at value	$—	$—	$3,593	$3,593
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	—	—	182,160	182,160
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	—	50,778	50,778
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	81,114	1,000,108	1,081,222
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	928,616	—	—	928,616

Total Fair Value		$928,616	$81,114	$1,236,639	$2,246,369

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Written Options	Investments in written options, at value	$—	$—	$(19,390)	$(19,390)
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	—	—	(616,268)	(616,268)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(234,290)	(765,300)	(999,590)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(678,631)	—	—	(678,631)

Total Fair Value		$(678,631)	$(234,290)	$(1,400,958)	$(2,313,879)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

39

Notes to Financial Statements (Unaudited) (continued)

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net realized gain (loss) on investment transactions	$—	$—	$927,570	$927,570
Written Options	Net realized gain (loss) on written option transactions	—	—	(148,824)	(148,824)
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(3,480,522)	(3,480,522)
Swap Contracts	Net realized gain (loss) on swap transactions	—	651,227	(838,769)	(187,542)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(23,905)	—	—	(23,905)

Total Realized Gain (Loss)		$(23,905)	$651,227	$(3,540,545)	$(2,913,223)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$59,621	$59,621
Written Options	Net change in unrealized appreciation (depreciation) on written options	—	—	(21,498)	(21,498)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(613,184)	(613,184)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	404,658	(419,214)	(14,556)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	541,576	—	—	541,576

Total Change in Unrealized Appreciation (Depreciation)		$541,576	$404,658	$(994,275)	$(48,041)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	$—	$—	$152,960,478	$152,960,478
Written Options (a)	$—	$—	$(11,923,080)	$(11,923,080)
Written Swaptions	$—	$—	$(24,510,092)	$(24,510,092)
Written Inflation—Capped Options	$—	$—	$(2,200,000)	$(2,200,000)
Futures Contracts Long	$—	$—	$74,283,075	$74,283,075
Futures Contracts Short	$—	$—	$(184,201,326)	$(184,201,326)
Swap Contracts Long	$—	$9,825,812	$82,574,807	$92,400,619
Forward Contracts Long	$22,988,441	$—	$—	$22,988,441
Forward Contracts Short	$(69,491,693)	$—	$—	$(69,491,693)

(a)	Positions were open five months during the reporting period.

40	MainStay VP PIMCO Real Return Portfolio

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2020:

Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)

Master Securities Forward Transaction Agreement

Barclays Capital Inc.	$(263,364,154)	$(263,364,154)	$265,031,325	$1,667,171

Total Borrowings and Other Financing Transactions	$(263,364,154)

(a)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
United States Treasury Obligations	$—	$256,305,456	$7,058,698	$—	$263,364,154

Total Borrowings	$—	$256,305,456	$7,058,698	$—	$263,364,154

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$263,364,154

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets. During the six-month period ended June 30, 2020, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) Initial and of Service Class shares do not exceed 0.53% and 0.78% of the Portfolio’s average daily net assets, respectively. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2020, New York Life Investments earned fees from the Portfolio in the amount of $1,011,106 and waived its fees and/or reimbursed expenses in the amount of $146,050 and paid the Subadvisor in the amount of $505,553.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

41

Notes to Financial Statements (Unaudited) (continued)

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affili-

ates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2020, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$1,528	$71,499	$(71,167)	$—	$—	$1,860	$3	$—	1,860

Note 4–Federal Income Tax

As of June 30, 2020, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, was as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$556,322,186	$33,330,223	$(2,798,330)	$30,531,893

As of December 31, 2019, for federal income tax purposes, capital loss carryforwards of $78,764,667, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$25,699	$53,066

During the year ended December 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2019
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$11,047,701	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JP Morgan Chase Bank NA, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 27, 2021, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street Served as agent to the syndicate. As of June 30, 2020, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement or the credit agreement for which State Street served as agent.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2020, there were no interfund loans made or outstanding with respect to the Portfolio.

42	MainStay VP PIMCO Real Return Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2020, purchases and sales of U.S. government securities were $602,508 and $613,359, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $11,438 and $18,007, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2020, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/ (Loss) (000’s)

$XX	$XXX	$XX

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2020 and the year ended December 31, 2019, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2020:
Shares sold	117,417	$1,043,221
Shares redeemed	(384,067)	(3,455,378)

Net increase (decrease)	(266,650)	$(2,412,157)

Year ended December 31, 2019:
Shares sold	651,387	$5,608,170
Shares issued to shareholders in reinvestment of distributions	165,706	1,424,708
Shares redeemed	(599,073)	(5,169,589)

Net increase (decrease)	218,020	$1,863,289

Service Class	Shares	Amount
Six-month period ended June 30, 2020:
Shares sold	5,158,085	$45,760,071
Shares redeemed	(4,790,572)	(42,315,230)

Net increase (decrease)	367,513	$3,444,841

Year ended December 31, 2019:
Shares sold	8,984,695	$76,913,412
Shares issued to shareholders in reinvestment of distributions	1,120,695	9,622,993
Shares redeemed	(4,671,355)	(40,057,646)

Net increase (decrease)	5,434,035	$46,478,759

Note 10–Recent Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2020, events and transactions subsequent to June 30, 2020, through the date the financial statements were issued have been evaluated by the Manager, for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

Note 12–Other Matters

An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Portfolio’s performance.

43

Discussion of the Operation and Effectiveness of the Portfolio’s Liquidity Risk

Management Program (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio’s liquidity risk. The Board designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 11, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019, as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio’s liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments and (iii) the Portfolio’s investment strategy continues to be appropriate for an open-end portfolio.

In accordance with the Program, the Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Portfolio’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

44	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments’ website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.

45

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Small Cap Growth Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Winslow Large Cap Growth Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP CBRE Global Infrastructure Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Brown Advisory LLC

Baltimore, Maryland

Candriam Belgium S.A.*

Brussels, Belgium

CBRE Clarion Securities LLC

Radnor, Pennsylvania

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

Segall Bryant & Hamill, LLC

Chicago, Illinois

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2020 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2020 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781636	MSVPPRR10-08/20 (NYLIAC) NI528

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.       Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	September 4, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	September 4, 2020

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.